AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 16, 2026

FILE NO. 002-86082

FILE NO. 811-03833-01

UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM N-1A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 Post-Effective Amendment No. 160 and REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 Amendment No. 160

NYLIM VP FUNDS TRUST (exact name of registrant as specified in charter)

51 MADISON AVENUE NEW YORK, NEW YORK 10010 (address of principal executive office) REGISTRANT’S TELEPHONE NUMBER: (212) 576-7000

(NAME AND ADDRESS OF AGENT FOR SERVICE)

Copy to:

J. Kevin Gao, Esq. NYLIM VP Funds Trust 51 Madison Avenue New York, NY 10010	Thomas C. Bogle, Esq. Corey F. Rose, Esq. Dechert LLP 1900 K Street, NW Washington, DC 20006

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☐ on ___________, pursuant to paragraph (b)(1) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☒ on May 1, 2026, pursuant to paragraph (a)(1) of Rule 485
☐ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐ on ___________, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ This Post-Effective Amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus for NYLIM VP Funds Trust
May 1, 2026

Initial Class, Service Class and Service 2 Class Shares

Equity Portfolios
NYLIM VP American Century Large Cap Equity Portfolio	NYLIM VP Newton Technology Growth Portfolio
NYLIM VP Candriam Emerging Markets Equity Portfolio	NYLIM VP PineStone International Equity Portfolio
NYLIM VP Dimensional U.S. Equity Portfolio	NYLIM VP S&P 500 Index Portfolio
NYLIM VP Epoch U.S. Equity Yield Portfolio	NYLIM VP Schroders Mid Cap Opportunities Portfolio
NYLIM VP Fidelity Institutional AM® Utilities Portfolio[1]	NYLIM VP Small Cap Growth Portfolio
NYLIM VP MFS® Investors Trust Portfolio	NYLIM VP Wellington Growth Portfolio
NYLIM VP MFS® Research Portfolio	NYLIM VP Wellington Small Cap Portfolio
NYLIM VP Natural Resources Portfolio	NYLIM VP Winslow Large Cap Growth Portfolio
Mixed Asset Portfolios
NYLIM VP Balanced Portfolio	NYLIM VP Janus Henderson Balanced Portfolio
NYLIM VP Income Builder Portfolio	NYLIM VP MacKay Convertible Portfolio
Alternative Portfolios
NYLIM VP CBRE Global Infrastructure Portfolio	NYLIM VP Hedge Multi-Strategy Portfolio
Income Portfolios
NYLIM VP Bond Portfolio	NYLIM VP MacKay Strategic Bond Portfolio
NYLIM VP Floating Rate Portfolio	NYLIM VP MacKay U.S. Infrastructure Bond Portfolio
NYLIM VP MacKay High Yield Corporate Bond Portfolio	NYLIM VP PIMCO Real Return Portfolio
Money Market Portfolio
NYLIM VP U.S. Government Money Market Portfolio
Asset Allocation Portfolios
NYLIM VP Conservative Allocation Portfolio	NYLIM VP Growth Allocation Portfolio
NYLIM VP Equity Allocation Portfolio	NYLIM VP Moderate Allocation Portfolio

1 Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.

Shares of the Portfolios are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. The availability of the Portfolios and share classes as underlying investment options may vary by policy and jurisdiction. Each policy involves fees and expenses not described in this Prospectus. Please read the prospectus for the applicable policy for more information, including fees and expenses.

Shares of certain Portfolios are also offered as underlying investments of the NYLIM VP Asset Allocation Portfolios and other variable insurance funds.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Equity

Mixed Asset

NYLIM VP Balanced Portfolio	82
NYLIM VP Income Builder Portfolio	89
NYLIM VP Janus Henderson Balanced Portfolio	97
NYLIM VP MacKay Convertible Portfolio	104
NYLIM VP MacKay Convertible Portfolio (Service 2 Class)	109

Alternative

NYLIM VP CBRE Global Infrastructure Portfolio	114
NYLIM VP Hedge Multi-Strategy Portfolio	120

Income

NYLIM VP Bond Portfolio	131
NYLIM VP Floating Rate Portfolio	137
NYLIM VP MacKay High Yield Corporate Bond Portfolio	143
NYLIM VP MacKay Strategic Bond Portfolio	149
NYLIM VP MacKay U.S. Infrastructure Bond Portfolio	156
NYLIM VP PIMCO Real Return Portfolio	163

Money Market

NYLIM VP U.S. Government Money Market Portfolio	170

Asset Allocation

NYLIM VP Conservative Allocation Portfolio	175
NYLIM VP Equity Allocation Portfolio	183
NYLIM VP Growth Allocation Portfolio	191
NYLIM VP Moderate Allocation Portfolio	199
More About Investment Strategies and Risks	207
The Trust and its Management	255

Purchase and Redemption of Shares	279
Taxes, Dividends and Distributions	282
Financial Highlights	283

NYLIM VP American Century Large Cap Equity Portfolio

(formerly, NYLI VP American Century Sustainable Equity Portfolio)

Investment Objective

The Portfolio seeks long-term capital growth. Income is a secondary objective.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.63%	0.63%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.68%	0.93%

1. The management fee is as follows: 0.63% on assets up to $500 million; 0.61% on assets from $500 million to $1 billion; and 0.585% on assets above $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 69	$ 218	$ 379	$ 847
Service Class	$ 95	$ 296	$ 515	$ 1,143
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio will invest at least 80% of its assets (net assets plus borrowings for investment purposes) in equity securities of large capitalization companies. Equity securities include common stock, preferred stock and equity-equivalent securities, such as securities convertible into common stock. Equity or equity-related securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. For purposes of this 80% test, the Portfolio defines large capitalization companies as those that are in the capitalization range of the Standard & Poor’s 500® Index (“S&P 500® Index”). Though market capitalizations may change from time to time, as of February 28, 2026, the total market capitalization range of the S&P 500® Index was approximately $6.7 billion to $4.3 trillion.

The Portfolio generally invests in large capitalization companies it believes show sustainable business improvement using a proprietary multi-factor quantitative model that combines financial measures of a stock’s value, growth potential and price momentum with environmental, social, and governance (“ESG”) metrics. The model assigns each security a financial metrics score and an ESG score that are combined on an equal basis to create an overall score. To measure value, American Century Investment Management, Inc., the Portfolio’s Subadvisor, may use ratios of stock price-to-earnings and stock price-to-cash flow. To measure growth, the Subadvisor may use the rate of growth of a company’s earnings and cash flow and changes in its earnings estimates. The Subadvisor arrives at an ESG score by evaluating multiple metrics of each ESG characteristic—environmental, social, and governance. The Subadvisor utilizes internal data and research, as well as third-party commercial data sources and scoring systems, to evaluate each security’s ESG characteristics. To the extent such information is available and relevant for a particular company, the Subadvisor will consider, among others, a company’s carbon emission profile, energy and water usage, or waste generation (environmental), a company’s employee turnover rates, digital privacy, or worker safety (social), and a company’s corporate leadership, including board chair

NYLIM VP American Century Large Cap Equity Portfolio

independence and the independence of audit and compensation committees or shareholder rights such as say on pay (governance). If an ESG score is unavailable or incomplete, a security may still be selected for the portfolio if the Subadvisor believes it can evaluate the security qualitatively or if the financial metrics and/or remaining ESG data merit investment. Qualitative review of portfolio securities may include examination of registration statements and other information provided by the company as well as engagement with company management.

Final scores for each security are assigned by the Subadvisor’s multi-factor quantitative model and are evaluated on a sector-specific basis, and the Portfolio seeks to hold securities with the highest scores in their respective sectors. Using this process, the Subadvisor attempts to build a portfolio that has sustainable competitive advantages, provides better returns without taking on significant additional risk and maintains a stronger ESG profile than the S&P 500® Index.

While the Portfolio invests at least 80% of its assets (net assets plus borrowings for investment purposes) in equity securities of large capitalization companies, it may invest in companies of any market capitalization.

Although the Subadvisor intends to invest the Portfolio’s assets primarily in securities of U.S. companies, the Portfolio may invest in securities of foreign companies. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's “country of risk” (or similar designation) as determined by a third-party such as Bloomberg.

When determining whether to sell a security, the Subadvisor considers, among other things, a security’s price, whether a security’s risk parameters outweigh its return opportunities, general market conditions and whether the security meets the Subadvisor’s ESG criteria.
Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor will give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are different than the composition of the Portfolio's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio's benchmark.

Sustainable Investing Risk: The Subadvisor gives consideration to ESG criteria when evaluating investment opportunities for the Portfolio, consistent with the Portfolio’s investment objective and principal investment strategies. The application of ESG criteria may result in the Portfolio forgoing opportunities to buy certain investments when it might otherwise be advantageous to do so, or selling investments for ESG reasons when it might be otherwise disadvantageous for it to do so. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are significantly different than the composition of the Portfolio's benchmark and (ii) performing differently than the Portfolio’s benchmark or other funds and strategies in the Portfolio’s peer group that do not take into account ESG criteria or use different ESG criteria or ESG investment strategies. In addition, sectors and securities of companies that meet the ESG criteria may shift into and out of favor depending on market and economic conditions. The consideration of ESG criteria may adversely affect the Portfolio’s performance. The Portfolio’s ESG criteria may be changed without shareholder approval. Furthermore, ESG information from third-party data providers may be incomplete, inaccurate or unavailable and third party ESG scores and other data may only take into account one or a few of many ESG-related components of portfolio companies, which could cause the Subadvisor to incorrectly assess a company’s ESG characteristics. ESG information, whether from an external and/or internal source, is, by nature and in many instances, based on a qualitative and subjective assessment. Moreover, the third-party data providers may differ in the data they provide for a given security or between industries, or may only take into account one of many ESG-related components of a company.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

NYLIM VP American Century Large Cap Equity Portfolio

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Portfolio may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Portfolio writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Portfolio could experience a substantial loss. Derivatives may also increase the expenses of the Portfolio.

Correlation Risk: The Portfolio’s performance will be similar to the performance of its benchmark, the S&P 500® Index. If the Portfolio’s benchmark goes down, it is likely that the Portfolio’s performance will go down. There is no assurance that the investment performance of the Portfolio will equal or exceed that of the S&P 500® Index.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 3000® Index to represent a

NYLIM VP American Century Large Cap Equity Portfolio

broad measure of market performance. The table also includes the average annual returns of the S&P 500® Index, which are generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2022, the Portfolio replaced its subadvisor, changed its investment objective and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor, investment objective and principal investment strategies.

Effective May 1, 2026, the Portfolio modified it's principal investment strategies.

Annual Returns, Initial Class Shares
(by calendar year 2016-2025)

Best Quarter
2020, Q4	20.90%
Worst Quarter
2020, Q1	-28.53%

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Initial Class	2/17/2012	11.34%	13.96%	11.86%
Service Class	2/17/2012	11.06%	13.68%	11.58%
Russell 3000® Index[1]		17.15%	13.15%	14.29%
S&P 500® Index[2]		17.88%	14.42%	14.82%

1. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2.  The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

NYLIM VP American Century Large Cap Equity Portfolio

Management

New York Life Investment Management LLC serves as the Manager. American Century Investment Management, Inc. serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Manager	Service Date

American Century Investment Management, Inc.	Justin M. Brown, Vice President, Portfolio Manager	Since 2022
	Joseph Reiland, Vice President, Senior Portfolio Manager	Since 2022
	Robert J. Bove, Portfolio Manager	Since 2022
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the NYLIM VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP Candriam Emerging Markets Equity Portfolio

(formerly, NYLI VP Candriam Emerging Markets Equity Portfolio)

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.20%	0.20%
Total Annual Portfolio Operating Expenses	1.20%	1.45%

1. The management fee is as follows: 1.00% on assets up to $1 billion; and 0.975% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 122	$ 381	$ 660	$ 1,455
Service Class	$ 148	$ 459	$ 792	$ 1,735
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 185% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities or equity-related securities issued by entities in, or tied economically to, emerging markets. Equity or equity-related securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The Portfolio may invest in securities issued by entities with market capitalizations at the time of investment of $500 million or more. These securities may be denominated in U.S. or non-U.S. currencies. The Portfolio may also invest in exchange-traded funds (“ETFs”) to obtain this exposure or for other investment purposes. The Portfolio may also invest in American Depositary Receipts, Global Depositary Receipts and non-voting Depositary Receipts. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third-party such as Bloomberg.

Candriam, the Portfolio’s Subadvisor, defines emerging market countries as those countries that are included in the MSCI Emerging + Frontier Markets Index.

The Subadvisor determines that an investment is tied economically to an emerging market if such investment satisfies either of the following conditions: (i) the issuer’s primary trading market is in an emerging market, or (ii) the investment is included in an index representative of emerging markets, such as MSCI Emerging + Frontier Markets Index.

At times, the Portfolio might increase the relative exposure to investments in a particular region or country. The Portfolio may invest up to 20% of its net assets in securities that are not issued by entities in, or tied economically to, emerging markets. These investments may include equity securities, U.S. government and agency securities and short-term investments, such as cash and cash equivalents.

NYLIM VP Candriam Emerging Markets Equity Portfolio

The Portfolio may also make use of derivative financial instruments for the purpose of hedging or exposure, such as futures, options, swaps, and forwards.

Investment Process: The Subadvisor seeks to create medium to longer-term capital appreciation through investments in emerging market companies that are considered to generate high, and growing, levels of profits by constructing a diversified, conviction based portfolio, aiming for consistent risk-adjusted returns greater than the MSCI Emerging Markets Index.

Investment opportunities are identified via a thematic approach, which seeks to identify and analyze investable longer term structural trends as well as shorter term local and global trends, combined with a bottom-up stock selection methodology based on a proprietary quantitative screening platform to identify companies with attractive profitability levels and sustainable growth trends relative to their country and/or sector. Additionally, this proprietary quantitative screening platform also seeks to limit exposure to industries which do not satisfy the Subadvisor’s environmental, social or governance (“ESG”) criteria such as certain types of extractive industries, tobacco-related industries and industries related to chemical, biological or white phosphorus weapons. By incorporating ESG criteria within the investment process, the Subadvisor identifies other factors that may influence a company's value and competitiveness over the medium- and long-term, which are not always immediately obvious in traditional financial analyses. External factors such as CO2 costs or health and safety standards affect most companies, either positively or negatively, when integrated into their economic model. Some factors offer a new opportunity while others are considered a threat to the business model.

ESG factors are evaluated by the Subadvisor based on data provided by its dedicated and independent ESG research team. The ESG research team conducts an ESG assessment of companies by their potential ability to create value by integrating sustainability into their business activities and the interest of stakeholders within their operating and financial managerial processes. The business activities analysis assesses how companies are exposed to major long-term ESG trends that can strongly influence the environment in which they operate and that may shape their future market challenges and long-term growth. The relationships with stakeholders give rise to opportunities as well as risks, and are therefore determinants of long-term value. The Subadvisor evaluates the extent to which each company incorporates the interests of stakeholders in its long-term strategy.

The ESG assessment is a contributing factor to determine the final assessment of a company, which in turn will determine the weighting of this position in the portfolio.

Finally, the Subadvisor applies a norms-based and controversial activities filter to exclude companies which may represent high risk due to a violation of UN Global Compact principles and exposed to highly controversial activities such as armament, tobacco and thermal coal.

The Subadvisor considers sector, currency, regional and country deviations relative to the MSCI Emerging Markets Index when making investment decisions for the Portfolio. The Subadvisor seeks to reduce risk by investing in securities of a large number of issuers across markets, sectors and countries.
Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The quantitative screening performed by the Subadvisor, and the securities selected based on the screening, may not perform as expected. The quantitative screening may adversely affect the Portfolio's performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio's performance will reflect, in part, the Subadvisor's ability to make active qualitative decisions. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are different than the composition of the Portfolio's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio's benchmark. In addition, the Subadvisor's exclusionary ESG screen may result in the Portfolio forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.

NYLIM VP Candriam Emerging Markets Equity Portfolio

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of investing in foreign securities, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Portfolio may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF’s shares could result in the market price of the ETF’s shares being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs could result in losses on the investments in ETFs. ETFs may not achieve their investment objectives due to, among other reasons, regulatory restrictions, including exchange rules, rapid or material fluctuations in market prices of shares of an ETF, or shares of an ETF trading significantly above or below net asset value. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Liquidity and Valuation Risk: The Portfolio’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Portfolio is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio’s performance.

NYLIM VP Candriam Emerging Markets Equity Portfolio

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.

Due to fluctuations in the price of the underlying instrument, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Portfolio writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Portfolio could experience a substantial loss.

Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Portfolio.

Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Portfolio's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Portfolio. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free.

Derivatives may also increase the expenses of the Portfolio.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations.

Geographic Focus Risk: Issuers that operate in a single country, a small number of countries, or a particular geographic region can be affected similarly by the market, currency, political, social, economic, regulatory, geopolitical and other conditions in such country or region, and the Portfolio’s performance will be affected by the conditions in the countries or regions to which the Portfolio is exposed. To the extent the Portfolio focuses its investments in a particular country or region, such as mainland China, Hong Kong or Taiwan, its performance will be more susceptible to adverse developments in such country or region than a more geographically diversified fund.

Currency Risk: Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.

The Subadvisor may seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. However, these transactions and techniques may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

NYLIM VP Candriam Emerging Markets Equity Portfolio

Portfolio Turnover Risk: The strategy of the Portfolio may result in high portfolio turnover. A high turnover rate may increase transaction costs, which are paid by the Portfolio. Additionally, a high turnover rate may generate capital gains, (on which Portfolio shareholders will pay taxes, even if such shareholders do not sell any shares by year-end).

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the MSCI Emerging Markets Index (Net) to represent a broad measure of market performance, and is generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. Effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC. The past performance in the bar chart and table prior to that date reflects the Portfolio's prior subadvisor and principal investment strategies.

Effective May 1, 2021, the Portfolio replaced one of its subadvisors and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio's prior subadvisor and principal investment strategies.

Annual Returns, Initial Class Shares
(by calendar year 2016-2025)

Best Quarter
2020, Q2	22.39%
Worst Quarter
2020, Q1	-23.24%

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Initial Class	2/17/2012	35.88%	2.77%	7.65%
Service Class	2/17/2012	35.54%	2.52%	7.39%
MSCI Emerging Markets Index (Net)[1]		33.57%	4.20%	8.42%

1.  The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

NYLIM VP Candriam Emerging Markets Equity Portfolio

Management

New York Life Investment Management LLC serves as the Manager. Candriam serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

Candriam	Paulo Salazar, Head of Emerging Markets Equities	Since 2021
	Philip Screve, Senior Fund Manager	Since 2015
	Lamine Saidi, Senior Fund Manager	Since 2015
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the NYLIM VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP Dimensional U.S. Equity Portfolio

(formerly, NYLI VP Dimensional U.S. Equity Portfolio)

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.51%	0.51%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.54%	0.79%

1. The management fee is as follows: 0.52% on assets up to $500 million; 0.495% on assets from $500 million to $1 billion; 0.47% on assets from $1 billion to $3 billion; and 0.46% on assets over $3 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 55	$ 173	$ 302	$ 677
Service Class	$ 81	$ 252	$ 439	$ 978
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of U.S. companies.  An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third-party such as Bloomberg. Equity or equity-related securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer.

Dimensional Fund Advisors LP, the Portfolio’s subadvisor (the “Subadvisor”), considers large cap companies to be companies whose market capitalizations are generally in the highest 90% of total market capitalization or companies whose market capitalizations are larger than or equal to the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Subadvisor. Under the Subadvisor’s market capitalization guidelines described above, based on market capitalization data as of December 31, 2025, the market capitalization of a large cap company would be $16,768 million or above. This threshold will change due to market conditions.

To achieve the Portfolio’s investment objective the Subadvisor, implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Subadvisor’s research, while balancing risk through broad diversification across companies and sectors. The Subadvisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

NYLIM VP Dimensional U.S. Equity Portfolio

The Portfolio is designed to purchase a broad and diverse group of readily marketable securities of U.S. large cap companies that the Subadvisor determines to have high profitability relative to other U.S. large cap companies at the time of purchase. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. Generally, the Subadvisor expects to consider such factors as market capitalization, free float (adjustments for ownership by insiders and other shareholders deemed to be holding strategic positions in the company), size, relative price, profitability, price momentum (the past performance of the shares of the company), short-run reversals, trading strategies (the Subadvisor’s ability to trade the company shares efficiently), liquidity management, and other factors that the Subadvisor determines to be appropriate to determine the representation of an eligible company in the Portfolio. The Portfolio may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the large cap high profitability segment of the U.S. market. The Portfolio’s increased exposure to such stocks may be achieved by overweighting and/or underweighting eligible stocks based on their market capitalization, relative price, and/or profitability characteristics. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Subadvisor may consider additional factors such as price to cash flow or price to earnings ratios. The criteria the Subadvisor uses for assessing relative price and profitability are subject to change from time to time.

The Subadvisor may also increase or reduce the Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and short-run reversals. In addition, the Subadvisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The Portfolio may lend its portfolio securities to generate additional income.
Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Market Capitalization Risk: Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Profitability Investments Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a portfolio to at times underperform equity portfolios that use other investment strategies.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve

NYLIM VP Dimensional U.S. Equity Portfolio

leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Futures and options may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Portfolio writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Portfolio could experience a substantial loss.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance as well as two additional indexes over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 3000® Index to represent a broad measure of market performance. The table also includes the average annual returns of the Russell 1000® Index and the S&P 500® Index, which are generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, a former subadvisor, transitioned to MacKay Shields LLC.

Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.

Effective August 12, 2024, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisors and principal investment strategies.

Annual Returns, Initial Class Shares
(by calendar year 2016-2025)

Best Quarter
2020, Q2	21.26%
Worst Quarter
2020, Q1	-20.95%

NYLIM VP Dimensional U.S. Equity Portfolio

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/23/1984	13.75%	12.39%	12.68%
Service Class	6/5/2003	13.46%	12.11%	12.40%
Russell 3000® Index[1]		17.15%	13.15%	14.29%
Russell 1000® Index[2]		17.37%	13.59%	14.59%
S&P 500® Index[3]		17.88%	14.42%	14.82%

1. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2.  The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

3.  The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Management

New York Life Investment Management LLC serves as the Manager. Dimensional Fund Advisors LP serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

Dimensional Fund Advisors LP	Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President and Senior Portfolio Manager	Since 2024
	John A. Hertzer, Vice President and Senior Portfolio Manager	Since 2024
	Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager	Since 2025
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the NYLIM VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP Epoch U.S. Equity Yield Portfolio

(formerly, NYLI VP Epoch U.S. Equity Yield Portfolio)

Investment Objective

The Portfolio seeks current income and capital appreciation.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.69%	0.69%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.73%	0.98%
Waiver / Reimbursement[2]	(0.05)%	(0.05)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	0.68%	0.93%

1. The management fee is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.

2. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Service Class shares do not exceed 0.93% of the Portfolio's average daily net assets. New York Life Investment Management will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Initial Class shares. This agreement will remain in effect until May 1, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 69	$ 228	$ 401	$ 902
Service Class	$ 95	$ 307	$ 537	$ 1,197
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio generally invests in a diversified portfolio consisting of equity securities of U.S. companies that have a history of attractive dividend yields and positive growth in operating cash flow. Under normal circumstances, the Portfolio invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of dividend-paying U.S. companies across all market capitalizations. The Portfolio may invest up to 15% of its net assets in foreign securities. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk" (or similar designation) as determined by a third-party such as Bloomberg. Equity or equity-related securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer.

Investment Process: Epoch Investment Partners, Inc., the Portfolio's Subadvisor, invests primarily in companies that generate increasing levels of free cash flow and have management teams that the Subadvisor believes allocate free cash flow effectively to create shareholder value.

NYLIM VP Epoch U.S. Equity Yield Portfolio

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The Subadvisor seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive or becoming free cash flow positive, and that are led by strong management. The Subadvisor evaluates whether a company has a focus on shareholder yield by analyzing the company's existing cash dividend, the company's share repurchase activities, and the company's debt reduction activities as well as the likelihood of positive changes to each of these criteria, among other factors. Material environmental, social and governance ("ESG") factors are identified and monitored by the Subadvisor. Material ESG factors vary by company and industry, but the Subadvisor pays particular attention to factors relating to climate change and corporate governance. This information is taken into account by the Subadvisor in making investment decisions. Material ESG factors are identified and monitored by the Subadvisor through review of ESG information published by the company (where relevant) or selected specialist third-party research and data providers. While the Subadvisor considers ESG factors in the investment decision-making process of the Portfolio, this does not mean that ESG considerations are the sole or foremost considerations for investment decisions.

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize. The Subadvisor may also sell or reduce a position in a security if it sees an interruption to the dividend policy, a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are different than the composition of the Portfolio's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio's benchmark.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Dividend-Paying Stock Risk: Emphasis on equity and equity-related securities that produce income or other distributions involves the risk that such securities may fall out of favor with investors and underperform the market. Depending upon market conditions, income producing stocks that meet the Portfolio’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Portfolio to produce current income while remaining fully diversified. Also, an issuer may reduce or eliminate its income payments or other distributions, particularly during a market downturn. The distributions received may not qualify as income for Portfolio investors.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger

NYLIM VP Epoch U.S. Equity Yield Portfolio

companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Portfolio may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance and an additional index and a composite index over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 3000® Index to represent a broad measure of market performance. The table also includes the average annual returns of the Russell 1000® Value Index and the U.S. Equity Yield Composite Index, which are generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. The Portfolio's subadvisor changed effective January 9, 2017, and its principal investment strategies changed effective March 13, 2017. The past performance in the bar chart and table prior to those dates reflects the Portfolio’s prior subadvisor and principal investment strategies.

NYLIM VP Epoch U.S. Equity Yield Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2016-2025)

Best Quarter
2022, Q4	13.59%
Worst Quarter
2020, Q1	-24.02%

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Initial Class	5/1/1998	14.24%	12.02%	9.96%
Service Class	6/5/2003	13.96%	11.74%	9.69%
Russell 3000® Index[1]		17.15%	13.15%	14.29%
Russell 1000® Value Index[2]		15.91%	11.33%	10.53%
U.S. Equity Yield Composite Index[3]		9.53%	8.30%	9.52%

1. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2.  The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

3.  The U.S. Equity Yield Composite Index consists of the MSCI USA High Dividend Yield Index and the MSCI USA Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI USA Index and includes large- and mid-cap stocks. It is designed to reflect the performance of equities in the MSCI USA Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large- and mid-cap U.S. equity universe. It is calculated by optimizing the MSCI USA Index in U.S. dollars for the lowest absolute risk (within a given set of constraints).

Management

New York Life Investment Management LLC serves as the Manager. Epoch Investment Partners, Inc. serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

Epoch Investment Partners, Inc.	William J. Booth, Managing Director & Chief Investment Officer	Since March 2026
	Kera Van Valen, Managing Director	Since 2017
	Michael Jin, Managing Director	Since 2024
	Lin Lin, Managing Director	Since 2024

NYLIM VP Epoch U.S. Equity Yield Portfolio

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the NYLIM VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP Fidelity Institutional AM® Utilities Portfolio

(formerly, NYLI VP Fidelity Institutional AM® Utilities Portfolio)

Investment Objective

The Portfolio seeks total return.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.64%	0.64%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.68%	0.93%

1. The management fee is as follows: 0.64% on assets up to $1 billion; 0.61% on assets from $1 billion to $3 billion; and 0.60% on assets over $3 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 69	$ 218	$ 379	$ 847
Service Class	$ 95	$ 296	$ 515	$ 1,143
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 99% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowing for investment purposes) in securities of issuers in the utilities group of industries and companies deriving a majority of their revenues from their utility operations.

These companies may include, for example, companies that produce electricity, including nuclear and non-nuclear facilities; companies that distribute and transmit natural and manufactured gas; water treatment and other utility companies; and other companies that operate as independent power producers, gas and power marketing and trading specialists and/or integrated energy merchants. The Portfolio will invest at least 25% of its total assets (concentrate its investments) in securities issued by companies in the utilities group of industries. In addition to concentrating on particular industries, the Portfolio may invest a significant percentage of its assets in relatively few companies and may invest up to 25% in a single company. The Portfolio is non-diversified, which means it may invest a greater percentage of its assets in a limited number of issuers than a diversified fund.

FIAM LLC, the Portfolio’s Subadvisor, does not place any emphasis on income when selecting securities, except when it believes that income may have a favorable effect on a security’s market value.

Under normal market conditions, the Portfolio primarily invests in equity securities.

The Portfolio may invest in domestic and foreign securities without limitation. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk" (or similar designation) as determined by a third-party such as Bloomberg.

NYLIM VP Fidelity Institutional AM® Utilities Portfolio

The Subadvisor may also use various techniques, such as buying and selling futures contracts and exchange-traded funds, to increase or decrease a portfolio’s exposure to changing security prices or other factors that affect security values.

Investment Process: In buying and selling securities for the Portfolio, the Subadvisor relies on fundamental analysis, which involves a bottom-up assessment, including macro and quantitative support, of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.
Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

The energy markets have experienced significant volatility, including significant swings in the price of crude oil and natural gas prices, and may experience and have historically experienced relatively high volatility for prolonged periods as a result of factors such as supply, technology, regulation, and market collusion. Such conditions may negatively impact the Portfolio and its shareholders. The Subadvisor may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that the Portfolio's performance will correlate with any increase in oil and gas prices.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. Investments selected using quantitative methods or based on models that analyze information and data (“quantitative tools”) may perform differently from the market as a whole. The quantitative tool used by the Subadvisor, and the investments selected based on the quantitative tool, may not perform as expected. The quantitative tool may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative tools (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative tool, including the tool’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Utilities Risk: The utilities group of industries can be significantly affected by, among other things, government regulation, interest rate changes, financing difficulties, supply and demand of services or fuel, intense competition, natural resource conservation, and commodity price fluctuations.

Concentration Risk: Because the Portfolio concentrates its investments in securities issued by companies in the utilities group of industries, the Portfolio may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Portfolio is particularly susceptible to financial, economic, political, or market events, as well as government regulation, impacting the utilities group of industries, including supply and/or demand for services or fuel, financing costs, conservation efforts, the negative impact of regulation, and other factors. The Portfolio is subject to the risk that: (1) its performance will be closely tied to the performance of the utilities group of industries; (2) its performance will be adversely impacted when such industries experience a downturn; and (3) it will perform poorly during a slump in demand for securities of companies in such industries.

Non-Diversification Risk: The Portfolio is a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. A non-diversified fund may have a significant portion of its investments in a smaller number of issuers than a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Portfolio.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on

NYLIM VP Fidelity Institutional AM® Utilities Portfolio

a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Portfolio may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations.

The utilities group of industries is subject to significant government regulation and oversight, including regulatory limits on rates, profits and the ability to pay dividends to investors as well as restrictions on a company’s access to new markets, which may adversely affect the Portfolio’s investments in utilities issuers. In addition, deregulation of the utilities group of industries may subject utility companies to greater competition and may reduce their profitability. Together, these risks subject utilities issuers to uncertainty and may result in increased price volatility of securities of issuers in the utilities group of industries.

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF’s shares could result in the market price of the ETF’s shares being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs could result in losses on the investments in ETFs. ETFs may not achieve their investment objectives due to, among other reasons, regulatory restrictions, including exchange rules, rapid or material fluctuations in market prices of shares of an ETF, or shares of an ETF trading significantly above or below net asset value. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Dividend-Paying Stock Risk: Emphasis on equity and equity-related securities that produce income or other distributions involves the risk that such securities may fall out of favor with investors and underperform the market. Depending upon market conditions, income producing stocks that meet the Portfolio’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Portfolio to produce current income while remaining fully diversified. Also, an issuer may reduce or eliminate its income payments or other distributions, particularly during a market downturn. The distributions received may not qualify as income for Portfolio investors.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Derivatives may also increase the expenses of the Portfolio.

Liquidity and Valuation Risk: The Portfolio’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Portfolio is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the

NYLIM VP Fidelity Institutional AM® Utilities Portfolio

Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio’s performance.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 3000® Index to represent a broad measure of market performance. The table also includes the average annual returns of the MSCI USA IMI Utilities 25/50 Index (Gross), which is generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. The Portfolio replaced its subadvisor, modified its principal investment strategies and changed its classification from a diversified fund to a non-diversified fund as of November 30, 2018. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor, principal investment strategies and diversification status.

Annual Returns, Initial Class Shares
(by calendar year 2016-2025)

Best Quarter
2024, Q3	18.56%
Worst Quarter
2020, Q1	-18.51%

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Initial Class	2/17/2012	13.79%	12.34%	10.97%
Service Class	2/17/2012	13.50%	12.06%	10.69%
Russell 3000® Index[1]		17.15%	13.15%	14.29%
MSCI USA IMI Utilities 25/50 Index (Gross)[2]		16.48%	9.59%	10.51%

1. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2.  The MSCI USA IMI Utilities 25/50 Index (Gross) is a modified market capitalization-weighted index of stocks designed to measure the performance of utilities companies in the MSCI U.S. Investable Market 2500 Index.

NYLIM VP Fidelity Institutional AM® Utilities Portfolio

Management

New York Life Investment Management LLC serves as the Manager. FIAM LLC serves as the Subadvisor. The individuals listed below are primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Manager	Service Date

FIAM LLC	Pranay Kirpalani, Portfolio Manager	Since 2024
	Caitlin Greco, Portfolio Manager	Since 2024
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the NYLIM VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP MFS® Investors Trust Portfolio

(formerly, NYLI VP MFS® Investors Trust Portfolio)

Investment Objective

The Portfolio seeks capital appreciation.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.70%	0.70%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.75%	1.00%

1. The management fee is as follows: 0.70% on assets up to $1 billion; 0.68% on assets between $1 billion and $2.5 billion; and 0.60% on assets over $2.5 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 77	$ 240	$ 417	$ 930
Service Class	$ 102	$ 318	$ 552	$ 1,225
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal period, the Portfolio's portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, Massachusetts Financial Services Company, the Portfolio's subadvisor, (“MFS” or “Subadvisor”) invest in the Portfolio’s assets primarily in equity securities. Equity securities include common stocks and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer.

In selecting investments for the Portfolio, MFS is not constrained by any particular investment style. MFS may invest the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. Growth companies are those that MFS believes will experience an increase in earnings that is higher than the typical earnings growth rate for other companies in a similar industry and/or the broader market. Value companies are those that MFS believes are trading at attractive prices relative to their earnings, dividends, assets, or other financial measures as compared to other companies in a similar industry and/or the broader market.

While MFS may invest the Portfolio’s assets in securities of companies of any size, MFS primarily invests in securities of companies with large capitalizations, which are companies having a market capitalization in excess of $5 billion at the time of purchase.

MFS may also invest the Portfolio’s assets in foreign securities. An issuer is considered to be U.S. or foreign based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg. Although a Portfolio will generally rely on an issuer’s “country of risk” (or similar designation) as determined by Bloomberg (or another similar third party) when categorizing securities as either U.S. or foreign-based, it is not required to do so.

NYLIM VP MFS® Investors Trust Portfolio

MFS normally invests the Portfolio's assets across different industries and sectors, but MFS may invest a significant percentage of the Portfolio's assets in issuers in a single industry or sector. However, the Portfolio will not concentrate in any industry or group of industries.

Investment Process: MFS uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.
Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. Investments selected using quantitative methods or based on models that analyze information and data (“quantitative tools”) may perform differently from the market as a whole. The quantitative tool used by the Subadvisor, and the investments selected based on the quantitative tool, may not perform as expected. The quantitative tool may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative tools (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative tool, including the tool’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things,

NYLIM VP MFS® Investors Trust Portfolio

effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Portfolio may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Sector Risk: To the extent the Portfolio focuses its investments in particular sectors of the economy, the Portfolio’s performance may be more subject to the risks of volatile economic cycles and/or conditions or developments adversely affecting such sectors than if the Portfolio held a broader range of investments. Individual sectors may fluctuate more widely than the broader market.

Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Portfolio more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Generally, the more broadly the Portfolio invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

Issuer Risk: An issuer in which the Portfolio invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Portfolio’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions or factors.

Large Investments by Shareholders: From time to time, the Portfolio may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Portfolio's performance if the Portfolio were required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio's transaction costs.

Liquidity and Valuation Risk: The Portfolio’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Portfolio is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio’s performance.

Past Performance

Because the Portfolio does not have a full calendar year of performance as of the date of the Prospectus, no calendar year performance information for the Portfolio has been provided.

Management

New York Life Investment Management LLC serves as the Manager. Massachusetts Financial Services Company serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

Massachusetts Financial Services Company	Jude Jason, Investment Officer of MFS	Since 2024
	Alison O'Neill Mackey, Chief Investment Officer of MFS	Since 2024
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and

NYLIM VP MFS® Investors Trust Portfolio

variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the NYLIM VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP MFS® Research Portfolio

(formerly, NYLI VP MFS® Research Portfolio)

Investment Objective

The Portfolio seeks capital appreciation.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.70%	0.70%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.06%	0.06%
Total Annual Portfolio Operating Expenses	0.76%	1.01%

1. The management fee is as follows: 0.70% on assets up to $2 billion; and 0.65% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 78	$ 243	$ 422	$ 942
Service Class	$ 103	$ 322	$ 558	$ 1,236
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal period, the Portfolio's portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, Massachusetts Financial Services Company, the Portfolio's subadvisor, (“MFS” or “Subadvisor”) invests the Portfolio’s assets primarily in equity securities. Equity securities include common stocks and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer.

In selecting investments for the Portfolio, MFS is not constrained by any particular investment style. MFS may invest the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. Growth companies are those that MFS believes will experience an increase in earnings that is higher than the typical earnings growth rate for other companies in a similar industry and/or the broader market. Value companies are those that MFS believes are trading at attractive prices relative to their earnings, dividends, assets, or other financial measures as compared to other companies in a similar industry and/or the broader market.

While MFS may invest the Portfolio’s assets in securities of companies of any size, MFS primarily invests in securities of companies with large capitalizations, which are companies having a market capitalization in excess of $5 billion at the time of purchase.

MFS may also invest the Portfolio’s assets in foreign securities. An issuer is considered to be U.S. or foreign based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg. Although a Portfolio will generally rely on an issuer’s “country of risk” (or

NYLIM VP MFS® Research Portfolio

similar designation) as determined by Bloomberg (or another similar third party) when categorizing securities as either U.S. or foreign-based, it is not required to do so.

MFS normally invests the Portfolio's assets across different industries and sectors, but MFS may invest a significant percentage of the Portfolio's assets in issuers in a single industry or sector. However, the Portfolio will not concentrate in any industry or group of industries.

In conjunction with a team of investment research analysts, sector leaders select investments for the Portfolio. MFS generally manages the Portfolio to be sector neutral to the S&P 500® Index using MFS' custom industry and sector categories to classify the Portfolio and the S&P 500® Index's holdings. These sectors reflect MFS’ internally derived categorizations based on MFS’ proprietary research and analysis. MFS classifies each component of the S&P 500® Index in accordance with these custom sector categorizations. The Portfolio’s assets are allocated by the investment team to each sector to generally reflect its proportionate weight in the S&P 500® Index.

Investment Process: MFS uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.
Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. Investments selected using quantitative methods or based on models that analyze information and data (“quantitative tools”) may perform differently from the market as a whole. The quantitative tool used by the Subadvisor, and the investments selected based on the quantitative tool, may not perform as expected. The quantitative tool may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative tools (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative tool, including the tool’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

NYLIM VP MFS® Research Portfolio

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Portfolio may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Sector Risk: To the extent the Portfolio focuses its investments in particular sectors of the economy, the Portfolio’s performance may be more subject to the risks of volatile economic cycles and/or conditions or developments adversely affecting such sectors than if the Portfolio held a broader range of investments. Individual sectors may fluctuate more widely than the broader market.

Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Portfolio more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Generally, the more broadly the Portfolio invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

Issuer Risk: An issuer in which the Portfolio invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Portfolio’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions or factors.

Large Investments by Shareholders: From time to time, the Portfolio may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Portfolio's performance if the Portfolio were required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio's transaction costs.

Liquidity and Valuation Risk: The Portfolio’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Portfolio is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio’s performance.

Past Performance

Because the Portfolio does not have a full calendar year of performance as of the date of the Prospectus, no calendar year performance information for the Portfolio has been provided.

Management

New York Life Investment Management LLC serves as the Manager. Massachusetts Financial Services Company serves as the Subadvisor. The individual listed below is primarily responsible for day-to-day portfolio management.

NYLIM VP MFS® Research Portfolio

Subadvisor	Portfolio Manager	Service Date

Massachusetts Financial Services Company	Joseph MacDougall, Investment Officer of MFS	Since 2024
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the NYLIM VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP Natural Resources Portfolio

(formerly, NYLI VP Natural Resources Portfolio)

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.79%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.85%

1. The management fee is as follows: 0.79% on assets up to $1 billion; and 0.78% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 87	$ 271	$ 471	$ 1,049
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 88% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in the stocks of companies in the natural resources and natural resources related sectors. Generally, these are companies principally engaged in owning or developing natural resources, or principally engaged in supplying goods, technology and services relating to natural resources. These companies may include, for example, companies involved in exploring, mining, drilling, refining, processing, transporting, distributing, fabricating, dealing in, or owning natural resources, and companies providing environmental services. Natural resources include, but are not limited to, precious metals (e.g., gold, platinum and silver), ferrous and non-ferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil and natural gases) and other sources (including alternative sources) of energy, chemicals, paper and forest products, farming products, real estate, food, textile and tobacco products, and other basic commodities.

The Portfolio will invest at least 25% of its total assets (concentrate its investments) in the securities of “hard assets” companies and instruments that derive their value from hard assets. A hard assets company is a company that derives directly or indirectly, at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets, which are (i) precious metals, (ii) base and industrial metals, (iii) energy, or (iv) other commodities.

The Portfolio invests principally in common stocks, but may also invest in preferred stocks, warrants and convertible securities, including those purchased in initial public offerings, and American Depositary Receipts. The Portfolio may invest in securities issued by exchange-traded funds (“ETFs”). The Portfolio may invest in foreign securities (i.e., securities issued by companies organized under the laws of countries other than the

NYLIM VP Natural Resources Portfolio

U.S.), including emerging markets securities. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk" (or similar designation) as determined by a third-party such as Bloomberg.

The Portfolio may also invest in options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates) and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy. The Portfolio also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

Investment Process: Using fundamental research, the Portfolio’s Subadvisor, Newton Investment Management North America, LLC, seeks stocks of companies with strong positions in their natural resources sector, sustained achievement records and strong financial condition. There are no prescribed limits on the weightings of securities in any particular natural resources sector or in any individual company, and the Portfolio may invest in companies of any market capitalization.

The Subadvisor typically sells a stock when the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor relative performance or when a stock is fully valued by the market. The Subadvisor may also sell a stock to secure gains, limit losses or redeploy assets into more promising opportunities.
Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

The energy markets have experienced significant volatility, including significant swings in the price of crude oil and natural gas prices, and may experience and have historically experienced relatively high volatility for prolonged periods as a result of factors such as supply, technology, regulation , and market collusion. Such conditions may negatively impact the Portfolio and its shareholders. The Subadvisor may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that the Portfolio's performance will correlate with any increase in oil and gas prices.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. Investments selected using quantitative methods or based on models that analyze information and data (“quantitative tools”) may perform differently from the market as a whole. The quantitative tool used by the Subadvisor, and the investments selected based on the quantitative tool, may not perform as expected. The quantitative tool may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative tools (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative tool, including the tool’s underlying metrics and data.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Natural Resources Sector Risk: Investments in the natural resources and related sectors may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural

NYLIM VP Natural Resources Portfolio

resource and the value of companies involved in such natural resource. Political risks and other risks to which foreign securities are subject also may affect domestic companies in which the Portfolio invests if they have significant operations or investments in foreign countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both domestic and foreign) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources sectors.

Commodities and Commodity-Linked Derivatives Risk: Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Portfolio to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism, weather and natural disasters, and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.

Focused Portfolio Risk: Because the Portfolio typically invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility of the Portfolio’s NAVs. The Portfolio will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer than a portfolio that is invested more broadly.

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations.

Companies in the natural resources and natural resources related sectors are subject to greater governmental regulation than certain other industries. As a result, changes in regulatory policies, including government regulations (both domestic and foreign) or policies of intergovernmental organizations that may affect the supply of and demand for natural resources, may be more likely to adversely affect the value of securities issued by these companies.

Preferred Shares Risk: Preferred shares represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common shares in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common shares. If interest rates rise, the fixed dividend on preferred shares may be less attractive, causing the price of preferred shares to decline. Preferred shares may have mandatory sinking fund provisions, as well as provisions allowing the shares to be called or redeemed prior to its maturity, which can have a negative impact on the share's price when interest rates decline.

Initial Public Offering Risk: Initial public offering share prices are frequently volatile due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. Investments in initial public offering shares may significantly impact Portfolio performance.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of investing in foreign securities, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. Certain types of convertible securities may decline in value or lose their value entirely in the event that the issuer's financial condition becomes significantly impaired. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to

NYLIM VP Natural Resources Portfolio

counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Portfolio writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Portfolio could experience a substantial loss. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Portfolio. Derivatives may also increase the expenses of the Portfolio.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Portfolio may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Short Selling and Short Exposure Risk: To the extent the Portfolio obtains short exposure through the use of derivatives, the Portfolio would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero. The Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale.

Until the Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Portfolio's broker or custodian to cover the Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with

NYLIM VP Natural Resources Portfolio

other liquid assets. The Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Portfolio may not be able to substitute or sell the pledged collateral. This may limit the Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Portfolio's exposure to long positions and make any change in the Portfolio's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Portfolio will leverage its portfolio, or if it does, that the Portfolio's leveraging strategy will be successful or that it will produce a higher return on an investment.

Hard Assets Risk: The Portfolio may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Portfolio may be susceptible to financial, economic, political, or market events, as well as government regulation, impacting the hard assets industries (such as the energy and metals industries). Securities of issuers in the precious metals and other hard assets industries are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

Concentration Risk: Because the Portfolio concentrates its investments in the securities of “hard assets” companies and instruments that derive their value from hard assets, the Portfolio may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Portfolio is particularly susceptible to financial, economic, political, or market events, as well as government regulation, impacting these companies and instruments, such as volatility in the prices of energy and metals resources. The Portfolio is subject to the risk that: (1) its performance will be closely tied to the performance of those particular companies and instruments; (2) its performance will be adversely impacted when such companies and instruments experience a downturn; and (3) it will perform poorly during a slump in demand for securities of such companies or for such instruments.

Liquidity and Valuation Risk: The Portfolio’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Portfolio is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio’s performance.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF’s shares could result in the market price of the ETF’s shares being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs could result in losses on the investments in ETFs. ETFs may not achieve their investment objectives due to, among other reasons, regulatory restrictions, including exchange rules, rapid or material fluctuations in market prices of shares of an ETF, or shares of an ETF trading significantly above or below net asset value. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Rights and Warrants Risk: Rights and warrants may provide a greater potential for profit or loss than an equivalent investment in the underlying securities. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. If a right or warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such right or warrant.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the MSCI World Index (Net) to represent a broad measure of market performance. The table also includes the average annual returns of the S&P Global Natural Resources Index, which is generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio replaced its subadvisor, changed its investment objective and modified its principal investment strategies as of November 30, 2018. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor, investment objective and principal investment strategies.

The Portfolio's subadvisor changed effective September 1, 2021 due to an organizational restructuring whereby all investment personnel of Mellon Investments Corporation, the former subadvisor, transitioned to Newton Investment Management North America, LLC.

NYLIM VP Natural Resources Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2016-2025)

Best Quarter
2022, Q1	35.39%
Worst Quarter
2020, Q1	-36.17%

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Initial Class	2/17/2012	15.20%	17.27%	10.88%
MSCI World Index (Net)[1]		21.09%	12.15%	12.17%
S&P Global Natural Resources Index[2]		29.66%	11.32%	11.09%

1. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

2.  The S&P Global Natural Resources Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure to agribusiness, energy, and metals & mining.

Management

New York Life Investment Management LLC serves as the Manager. Newton Investment Management North America, LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

Newton Investment Management North America, LLC	Brock Campbell, CFA, Head of Global Equity Research, Portfolio Manager	Since 2020
	David S. Intoppa, Portfolio Manager, Research Analyst	Since 2020
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the NYLIM VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that

NYLIM VP Natural Resources Portfolio

offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP Newton Technology Growth Portfolio

(formerly, NYLI VP Newton Technology Growth Portfolio)

Investment Objective

The Portfolio seeks capital appreciation.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.79%	1.04%
Waiver / Reimbursement[1]	(0.01)%	(0.01)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[1]	0.78%	1.03%

1. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.78% and 1.03%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 80	$ 251	$ 438	$ 977
Service Class	$ 105	$ 330	$ 573	$ 1,270
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal period, the Portfolio's portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

To pursue its objective, the Portfolio normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of growth companies of any size that Newton Investment Management North America, LLC, the Portfolio’s Subadvisor (the “Subadvisor”), and an affiliate of BNY Mellon Investment Adviser, Inc., believes to be leading producers or beneficiaries of technological innovation. The Subadvisor views producers of technological innovation as those entities that consistently develop new technologies and set industry standards. The Subadvisor considers beneficiaries of technological innovation to be entities which leverage technological advancements to optimize operations, improve productivity, and achieve competitive advantages. The Subadvisor believes that beneficiaries of technological innovations effectively integrate cutting-edge technologies into their existing frameworks, utilizing them to enhance business processes, customer experiences, and overall performance.

The Portfolio invests principally in common stocks. Up to 25% of the Portfolio’s assets may be invested in foreign securities, including securities of issuers located in emerging market countries. An issuer is considered to be U.S. or foreign based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg. Although a Portfolio will generally rely on an issuer’s “country of risk” (or similar

NYLIM VP Newton Technology Growth Portfolio

designation) as determined by Bloomberg (or another similar third party) when categorizing securities as either U.S. or foreign-based, it is not required to do so.

In choosing stocks, the Subadvisor looks for technology companies with the potential for strong earnings or revenue growth rates over time, although some of the Portfolio’s investments may currently be experiencing losses. The Subadvisor identifies companies with a strong earnings potential as those companies that it believes can generate profits over time. The Subadvisor identifies companies with the potential for strong revenue growth rates as those companies it believes can generate increased sales over time. The Portfolio’s investment process centers on a multi-dimensional approach that looks for opportunities across emerging, cyclical or stable growth companies. The Portfolio's investment approach seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product or market cycles and/or favorable valuations.

The Portfolio also may invest in U.S. dollar-denominated American Depositary Receipts (“ADRs”). ADRs typically are issued by U.S. banks or trust companies and represent indirect ownership interests in securities of non-U.S. issuers that are publicly traded in overseas markets. ADRs are traded in the United States on national securities exchanges and in the over-the-counter market, and may be converted into the underlying foreign securities. The Portfolio may purchase ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the underlying security. To the extent such ADRs have similar economic characteristics to stocks of companies as described in the Portfolio's policy with respect to the investment of at least 80% of its net assets, the market value of such ADRs will be included in the 80% calculation.

The Portfolio typically sells a stock when the Subadvisor believes there is a more attractive alternative, or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure. The Portfolio may sell stocks when the Subadvisor’s evaluation of a sector has changed.
Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns.

Technology Stock Risk. The technology sector has been among the most volatile sectors of the stock market. Because the Portfolio's investments are concentrated in the technology sector, its performance will be significantly affected by developments in that sector. Technology companies, especially small-cap technology companies, involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of tech stocks than it does in other sectors. Investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled. The risks associated with technology companies are magnified in the case of small-cap technology companies. The shares of smaller technology companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the Portfolio's ability to sell these securities.

Sector Risk: To the extent the Portfolio focuses its investments in particular sectors of the economy, the Portfolio’s performance may be more subject to the risks of volatile economic cycles and/or conditions or developments adversely affecting such sectors than if the Portfolio held a broader range of investments. Individual sectors may fluctuate more widely than the broader market.

Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Portfolio more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Generally, the more broadly the Portfolio invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

NYLIM VP Newton Technology Growth Portfolio

The Portfolio may be more susceptible to the particular risks that may affect companies in technology sectors than if it were invested in a wider variety of companies in unrelated sectors.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Portfolio may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of investing in foreign securities, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Liquidity and Valuation Risk: The Portfolio’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different

NYLIM VP Newton Technology Growth Portfolio

than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Portfolio is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio’s performance.

Past Performance

Because the Portfolio does not have a full calendar year of performance as of the date of the Prospectus, no calendar year performance information for the Portfolio has been provided.

Management

New York Life Investment Management LLC serves as the Manager. Newton Investment Management North America, LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

Newton Investment Management North America, LLC	Brian Byrnes, Research Analyst	Since 2024
	Robert C. Zeuthen, Research Analyst	Since 2024
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the NYLIM VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP PineStone International Equity Portfolio

(formerly, NYLI VP PineStone International Equity Portfolio)

Investment Objective

The Portfolio seeks capital appreciation.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	0.80%	0.80%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.06%	0.06%
Total Annual Portfolio Operating Expenses	0.86%	1.11%
Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 88	$ 274	$ 477	$ 1,061
Service Class	$ 113	$ 353	$ 612	$ 1,352
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

PineStone Asset Management Inc., the Portfolio’s subadvisor (the “Subadvisor”), seeks to achieve the Portfolio’s investment objective by investing in a portfolio of international equities. The Portfolio may invest in issuers with market capitalizations of any size, though it generally expects to focus on issuers with market capitalization in excess of $5 billion.

Under normal circumstances, the Portfolio invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities. The Portfolio will normally invest in equity securities of foreign companies operating in at least three countries other than the United States, including emerging market countries. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third-party such as Bloomberg, Factset or ICE Data Services Inc.

In addition, the Portfolio considers countries represented in the MSCI Emerging Markets Index to be emerging market countries. From time to time, the Portfolio may focus its investments in certain countries or geographic areas, including Europe. Equity or equity-related securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities include common stock, preferred stock, convertible securities and depositary receipts.

The Portfolio may from time to time emphasize one or more sectors in selecting its investments, including the consumer non-cyclical and industrials sectors. In addition, the Portfolio may enter into forward currency contracts to hedge the currency exposure associated with some or all of the Portfolio’s securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative

NYLIM VP PineStone International Equity Portfolio

weighted mix of major currencies in its benchmark, or to adjust an underweight country exposure in its portfolio. The Portfolio may also invest in securities issued by other investment companies.

Investment Process:

In pursuing the Portfolio’s investment objective, the Subadvisor employs a bottom-up stock selection approach which results in a portfolio generally ranging from 25 to 45 companies. A bottom-up stock selection approach focuses on the analysis of individual stocks (microeconomic factors) as opposed to the significance of economic cycles and market cycles (macroeconomic factors).

The Subadvisor looks for companies that have growth potential that are believed to be trading at attractive valuations. In doing so, the Subadvisor focuses on companies believed by the portfolio management team to have the following characteristics, among others:

• Competitive advantage in an industry with high barriers to entry;

• Attractive industry with pricing power, organic growth and limited cyclicality;

• Strong management teams with sound corporate governance;

• History of stable profit margins;

• Solid balance sheet with low leverage; and

• Attractive valuation with a stock price below intrinsic value.

In evaluating whether to sell a security, the Subadvisor considers, among other factors, whether in its view the company no longer continues to meet the standards described above and/or the Subadvisor believes there are more attractive opportunities available for investment by the Portfolio.
Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Issuer Risk: An issuer in which the Portfolio invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Portfolio’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions or factors.

NYLIM VP PineStone International Equity Portfolio

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Portfolio may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. Certain types of convertible securities may decline in value or lose their value entirely in the event that the issuer's financial condition becomes significantly impaired. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of investing in foreign securities, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Portfolio. Derivatives may also increase the expenses of the Portfolio.

Focused Portfolio Risk: Because the Portfolio typically invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility of the Portfolio’s NAVs. The Portfolio will

NYLIM VP PineStone International Equity Portfolio

be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer than a portfolio that is invested more broadly.

Investments in Other Investment Companies Risk: The Portfolio's investment in another investment company may subject the Portfolio indirectly to the risks of that investment company. The Portfolio also will bear its share of the underlying investment company's fees and expenses, which are in addition to the Portfolio's own fees and expenses.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Preferred stock may also be subject to greater credit risk or other risks, such as risks related to limited voting rights, liquidity, regulatory changes and special redemption rights. In addition, preferred stocks may not pay dividends, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. To the extent that the Portfolio invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Portfolio’s investments to decline.

Liquidity and Valuation Risk: The Portfolio’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Portfolio is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio’s performance.

Sector Risk: To the extent the Portfolio focuses its investments in particular sectors of the economy, the Portfolio’s performance may be more subject to the risks of volatile economic cycles and/or conditions or developments adversely affecting such sectors than if the Portfolio held a broader range of investments. Individual sectors may fluctuate more widely than the broader market.

At times, the Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector, including the consumer staples sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Portfolio more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Generally, the more broadly the Portfolio invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

The Portfolio may also be more susceptible to the particular risks that may affect companies in the consumer staples sector than if it were invested in a wider variety of companies in unrelated sectors. Investments in the consumer staples sector involve risks associated with companies that manufacture products and provide staples services directly to the consumer. Performance of companies in the consumer staples sector may be adversely impacted by fluctuations in supply and demand, changes in the global economy, inflation (or the expectation of inflation), consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector are also affected by changes in government regulation, global economic, environmental and political events, and economic conditions.

Geographic Focus Risk: The Portfolio may be particularly susceptible to risks related to economic, political, social, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. In addition, the private and public sectors’ debt problems of a single European Union (the “EU”) country can pose significant economic risks to the EU as a whole. As a result, the Portfolio’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Portfolio to underperform other funds that do not focus their investments in this region of the world.

Industrials Sector Risk: The Portfolio’s performance may be closely tied to the performance of industrials issuers and, as a result, may be more volatile than the performance of less focused funds. The prices of securities in the industrials sector can be volatile and can be impacted significantly by supply and demand for certain products and services, product obsolescence and product liability claims, government regulation, exchange rates, world events, general economic conditions (such as inflation), technological developments, liabilities for environmental damage, general civil liabilities and other factors. In addition, certain companies in the industrials sector may be cyclical and have occasional sharp price movements resulting from changes in, among other things, the economy, fuel prices, labor agreements and insurance costs.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance over

NYLIM VP PineStone International Equity Portfolio

time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the MSCI EAFE® Index (Net) to represent a broad measure of market performance, and is generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Effective August 28, 2023, the Portfolio replaced its subadvisor, changed its investment objective and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio's prior subadvisor, investment objective and principal investment strategies.

Annual Returns, Initial Class Shares
(by calendar year 2016-2025)

Best Quarter
2020, Q2	19.53%
Worst Quarter
2020, Q1	-19.78%

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Initial Class	5/1/1995	12.29%	0.20%	5.44%
Service Class	6/5/2003	12.01%	-0.05%	5.18%
MSCI EAFE® Index (Net)[1]		31.22%	8.92%	8.18%

1.  The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.

Management

New York Life Investment Management LLC serves as the Manager. PineStone Asset Management Inc. serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

PineStone Asset Management Inc.	Nadim Rizk, MBA, CFA, CEO & CIO	Since 2023
	Andrew Chan, CIM, Head of Research & Portfolio Manager	Since 2023

NYLIM VP PineStone International Equity Portfolio

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the NYLIM VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP S&P 500 Index Portfolio

(formerly, NYLI VP S&P 500 Index Portfolio)

Investment Objective

The Portfolio seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.15%	0.15%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.19%	0.44%
Waiver / Reimbursement[2]	(0.07)%	(0.07)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	0.12%	0.37%

1. The management fee is as follows: 0.16% on assets up to $2.5 billion; and 0.15% on assets over $2.5 billion.

2. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.12% and 0.37%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 12	$ 54	$ 100	$ 236
Service Class	$ 38	$ 134	$ 239	$ 548
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in stocks as represented in the Standard & Poor's 500® Index ("S&P 500® Index”) in the same proportion, to the extent feasible.

The Portfolio may invest up to 20% of its total assets in options and futures contracts to maintain cash reserves, while being fully invested, to facilitate trading or to reduce transaction costs. The Portfolio may invest in such derivatives to try to enhance returns or reduce the risk of loss by hedging certain of its holdings.

Investment Process: New York Life Investment Management LLC (“New York Life Investment Management”) uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500® Index to the extent feasible. From time to time, adjustments may be made in the Portfolio's holdings because of changes in the composition of the S&P 500® Index. The correlation between the investment

NYLIM VP S&P 500 Index Portfolio

performance of the Portfolio and the S&P 500® Index is expected to be at least 0.95, before charges, fees and expenses, on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500® Index.

The Portfolio is classified as a diversified investment company, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). However, the Portfolio may become non-diversified under the 1940 Act without the approval of shareholders solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index, the S&P 500® Index, which it seeks to track.
Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by New York Life Investment Management may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by New York Life Investment Management may not produce the desired results or expected returns.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Index Strategy Risk: The Portfolio employs an index strategy that seeks to invest in stocks as represented in the S&P 500® Index. If the value of the S&P 500® Index declines, the net asset value of shares of the Portfolio will also decline. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, whereas the S&P 500® Index is not subject to fees and expenses.

Correlation Risk: The ability to track the S&P 500® Index may be affected by, among other things, transaction costs; changes in either the composition of the S&P 500® Index or the number of shares outstanding for the components of the S&P 500® Index; and timing and amount of purchases and redemptions of the Portfolio's shares. Therefore, there is no assurance that the investment performance of the Portfolio will equal or exceed that of the S&P 500® Index.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Portfolio writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Portfolio could experience a substantial loss. Derivatives may also increase the expenses of the Portfolio.

Non-Diversification Risk: The Portfolio is classified as a diversified open-end management investment company, as defined under the 1940 Act. However, the Portfolio may become non-diversified under the 1940 Act without the approval of shareholders solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index, the S&P 500® Index, which the Portfolio seeks to track. A non-diversified fund may have a significant portion of its investments in a smaller number of issuers than a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Portfolio.

NYLIM VP S&P 500 Index Portfolio

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P 500® Index to represent a broad measure of market performance, and is generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, a former subadvisor, transitioned to MacKay Shields LLC. The Portfolio's subadvisor changed again effective June 10, 2022 due to the transition of Francis J. Ok, the Portfolio's portfolio manager, from MacKay Shields LLC, a former subadvisor, to IndexIQ Advisors LLC, which was a wholly-owned, indirect subsidiary of New York Life Investment Holdings LLC.

Effective August 28, 2024, all investment personnel of IndexIQ Advisors LLC, a former subadvisor, and the day-to-day investment services provided by IndexIQ Advisors LLC to the Portfolio, were transitioned to New York Life Investment Management LLC.

Annual Returns, Initial Class Shares
(by calendar year 2016-2025)

Best Quarter
2020, Q2	20.51%
Worst Quarter
2020, Q1	-19.62%

NYLIM VP S&P 500 Index Portfolio

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/29/1993	17.72%	14.28%	14.63%
Service Class	6/5/2003	17.43%	14.00%	14.34%
S&P 500® Index[1]		17.88%	14.42%	14.82%
1.  The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Management

New York Life Investment Management LLC serves as the Manager. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

New York Life Investment Management LLC	Francis J. Ok, Managing Director	Since 2004
	Greg Barrato, Director	Since 2023
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the NYLIM VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP Schroders Mid Cap Opportunities Portfolio

(formerly, NYLI VP Schroders Mid Cap Opportunities Portfolio)

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.82%	0.82%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.86%	1.11%
Waiver / Reimbursement[2]	(0.03)%	(0.03)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	0.83%	1.08%

1. The management fee is as follows: 0.82% on assets up to $1 billion; 0.77% on assets from $1 billion to $2 billion; and 0.745% on assets over $2 billion.

2. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.83% and 1.08%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 85	$ 271	$ 474	$ 1,058
Service Class	$ 110	$ 350	$ 609	$ 1,349
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in securities of mid capitalization companies. The subadvisor, Schroder Investment Management North America Inc. (the “Subadvisor”), uses bottom-up fundamental analysis to select securities. The Subadvisor seeks to identify securities that it believes offer the potential for capital appreciation based on: novel, superior, or niche products or services; sound operating characteristics; quality of management; an entrepreneurial management team; opportunities provided by mergers, divestitures, or new management; or other factors. The Subadvisor may evaluate financially material issues such as climate risk, environmental performance, labor standards and corporate governance, among others, which they view as important in their assessment of an investment’s risk and potential for profitability. The Portfolio may invest in common and preferred stocks, as well as in over-the-counter securities. Based on market or economic conditions, the Portfolio may, through its stock selection process, focus in one or more sectors of the market. However, the Portfolio will not concentrate in any industry or group of industries.

NYLIM VP Schroders Mid Cap Opportunities Portfolio

The Portfolio currently defines mid cap companies as companies with a market capitalization within the collective range of the Russell Midcap® Index and S&P MidCap 400® Index. As of February 28, 2026, this range was approximately $1.1 billion to $121.5 billion. The market capitalization range of these indices changes over time.
Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. There is a risk that if the Portfolio’s strategy of allocating assets among different portfolio management teams does not work as intended, the Portfolio may not achieve its objective or may underperform other funds with similar investment strategies. The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Portfolio. The Subadvisor may give consideration to certain sustainability criteria when evaluating an investment opportunity, amongst other factors. The application of sustainability criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are different than the composition of the Portfolio’s benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account sustainability criteria or the Portfolio’s benchmark.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Sector Risk: To the extent the Portfolio focuses its investments in particular sectors of the economy, the Portfolio’s performance may be more subject to the risks of volatile economic cycles and/or conditions or developments adversely affecting such sectors than if the Portfolio held a broader range of investments. Individual sectors may fluctuate more widely than the broader market.

At times, the Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector, including the consumer non‑cyclical sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Portfolio more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Generally, the more broadly the Portfolio invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

The Portfolio may also be more susceptible to the particular risks that may affect companies in the consumer staples sector than if it were invested in a wider variety of companies in unrelated sectors. Investments in the consumer staples sector involve risks associated with companies that manufacture products and provide staples services directly to the consumer. Performance of companies in the consumer staples sector may be adversely impacted by fluctuations in supply and demand, changes in the global economy, inflation (or the expectation of inflation), consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector are also affected by changes in government regulation, global economic, environmental and political events, and economic conditions.

NYLIM VP Schroders Mid Cap Opportunities Portfolio

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance, as well as two additional indexes over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 3000® Index to represent a broad measure of market performance. The table also includes the average annual returns of the Russell Midcap® Index which is generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, a former subadvisor, transitioned to MacKay Shields LLC.

Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.

Effective August 12, 2024, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisors and principal investment strategies.

Annual Returns, Initial Class Shares
(by calendar year 2016-2025)

Best Quarter
2020, Q2	23.94%
Worst Quarter
2020, Q1	-29.03%

NYLIM VP Schroders Mid Cap Opportunities Portfolio

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Initial Class	7/2/2001	7.27%	5.05%	7.39%
Service Class	6/5/2003	7.00%	4.79%	7.12%
Russell 3000® Index[1]		17.15%	13.15%	14.29%
Russell Midcap® Index[2]		10.60%	8.67%	11.01%

1. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2.  The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest companies based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 27% of the total market capitalization of the Russell 1000® Index companies.

Management

New York Life Investment Management LLC serves as the Manager. Schroder Investment Management North America Inc. serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

Schroder Investment Management North America Inc.	Robert Kaynor, CFA, Portfolio Manager	Since 2024
	Joanna Wald, Portfolio Manager	Since 2024
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the NYLIM VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP Small Cap Growth Portfolio

(formerly, NYLI VP Small Cap Growth Portfolio)

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.81%	0.81%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.86%	1.11%

1. The management fee is as follows: 0.81% on assets up to $1 billion; and 0.785% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 88	$ 274	$ 477	$ 1,061
Service Class	$ 113	$ 353	$ 612	$ 1,352
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in small capitalization companies. For purposes of the Portfolio, small capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company in the Russell 2000® Growth Index at the time of the Portfolio's investment (approximately $43.6 billion as of February 28, 2026). The Portfolio may invest in securities of U.S. and foreign companies, including emerging markets companies. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk" (or similar designation) as determined by a third-party such as Bloomberg.

The Portfolio has two Subadvisors, CI SBH Asset Management (“SBH”) and Brown Advisory LLC (“Brown Advisory”). New York Life Investment Management LLC, the Portfolio’s Manager, believes the Subadvisors’ investment processes and styles are complementary. Each Subadvisor is responsible for managing a portion of the Portfolio’s assets, as designated by the Manager from time to time.

SBH’s Investment Strategy and Process: SBH implements its investment strategy primarily through independent “bottom-up” fundamental research. SBH seeks to construct a portfolio designed to generate risk-adjusted excess return relative to the Portfolio’s benchmark, primarily through stock selection. SBH uses a proprietary discounted cash flow (“DCF”) model for purposes of valuing and generating price targets for individual stocks. The DCF model is utilized for two primary purposes: (i) to understand what assumptions are implied in a stock’s current price; and (ii) to generate an expected value for each stock, based on the team’s internally generated forecasts. SBH typically maintains exposure to most sectors within the Russell 2000® Growth Index; however, with an active management process, there will be variances in sector exposure relative to

NYLIM VP Small Cap Growth Portfolio

the Russell 2000® Growth Index. SBH typically invests only in securities of companies whose stock is traded on U.S. markets, including depositary receipts or shares issued by companies incorporated outside of the United States (e.g., American Depositary Receipts (“ADRs”)). SBH may sell a security when conditions have changed and it believes a company’s prospects are no longer attractive, the security’s price has achieved the team’s valuation target, certain objective criteria are met or better relative investment opportunities have been identified.

SBH integrates a company’s environmental, social and corporate governance “ESG” practices within its investment process alongside other non-ESG factors. SBH believes ESG factors may be important drivers of value in conjunction with the underlying strength and potential of a business, however, its consideration of these factors would not necessarily result in a company being included or excluded from the evaluation process but rather would contribute to the overall evaluation of that company.

Brown Advisory’s Investment Strategy and Process: Under normal conditions, Brown Advisory seeks to achieve the Portfolio’s investment objective by investing in equity securities of small capitalization domestic companies. Brown Advisory primarily selects companies it believes have above average growth prospects. Brown Advisory conducts an in-depth analysis of a company’s fundamentals to identify those companies it believes have the potential for long-term earnings growth that is not fully reflected in the security’s price. Brown Advisory employs a bottom-up, fundamental research approach to the identification, examination and selection of securities.

Equity securities include domestic common and preferred stock, convertible debt securities, ADRs, real estate investment trusts (“REITs”) and exchange-traded funds (“ETFs”). The Portfolio may also invest in private placements in these types of securities. The Portfolio invests primarily in ETFs that have an investment objective similar to the Portfolio’s or that otherwise are permitted investments with the Portfolio’s investment policies.

Brown Advisory may sell a security or reduce its position if it believes: (i) the security subsequently fails to meet initial investment criteria; (ii) a more attractively priced security is found; or (iii) the security becomes overvalued relative to the long-term expectation.
Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Subadvisor may not produce the desired results or expected returns. A Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are different than the composition of the Portfolio's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio's benchmark.

Multi-Manager Risk: The Portfolio’s performance relies on the selection and monitoring of the Subadvisors as well as how the Portfolio’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Portfolio’s performance. For example, a Subadvisor may purchase an investment for the Portfolio at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, multiple Subadvisors could purchase the same investment at the same time, causing the Portfolio to pay higher expenses because the Subadvisors did not aggregate their transactions. The multi-manager approach may also cause the Portfolio to invest a substantial percentage of its assets in certain types of securities, which could expose the Portfolio to greater risks associated with those types of securities and lead to large beneficial or detrimental effects on the Portfolio’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Portfolio’s assets, including hedging practices, investment exposure and risk management.

A Subadvisor may underperform the market generally and may underperform other subadvisors that the Manager could have selected.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

NYLIM VP Small Cap Growth Portfolio

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Portfolio may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of investing in foreign securities, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. Certain types of convertible securities may decline in value or lose their value entirely in the event that the issuer's financial condition becomes significantly impaired. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

NYLIM VP Small Cap Growth Portfolio

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF’s shares could result in the market price of the ETF’s shares being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs could result in losses on the investments in ETFs. ETFs may not achieve their investment objectives due to, among other reasons, regulatory restrictions, including exchange rules, rapid or material fluctuations in market prices of shares of an ETF, or shares of an ETF trading significantly above or below net asset value. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Real Estate Investment Trust ("REITs") Risk: Investments in REITs involve risks associated with direct ownership of real estate, including losses from casualty or condemnation, changes in local or general economic conditions, fluctuations in supply and demand, decline in property values, extended vacancies, increases in property taxes, lack of availability of mortgage financing, variations in rental income and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency. In addition, REITs that are privately held or not traded on a national securities exchange may subject the Portfolio to liquidity and valuation risk.

Private Placement and Restricted Securities Risk: The Portfolio may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Portfolio may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Liquidity and Valuation Risk: The Portfolio’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Portfolio is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio’s performance.

Sector Risk: To the extent the Portfolio focuses its investments in particular sectors of the economy, the Portfolio’s performance may be more subject to the risks of volatile economic cycles and/or conditions or developments adversely affecting such sectors than if the Portfolio held a broader range of investments. Individual sectors may fluctuate more widely than the broader market.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 3000® Index to represent a broad measure of market performance. The table also includes the average annual returns of the Russell 2000® Growth Index, which is generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. Effective May 1, 2020, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.

NYLIM VP Small Cap Growth Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2016-2025)

Best Quarter
2020, Q2	31.04%
Worst Quarter
2020, Q1	-23.44%

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Initial Class	2/17/2012	4.89%	1.64%	8.95%
Service Class	2/17/2012	4.63%	1.38%	8.68%
Russell 3000® Index[1]		17.15%	13.15%	14.29%
Russell 2000® Growth Index[2]		13.01%	3.18%	9.57%

1. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2.  The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Management

New York Life Investment Management LLC serves as the Manager. CI SBH Asset Management, LLC and Brown Advisory LLC serve as the Subadvisors. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

CI SBH Asset Management	Brian C. Fitzsimons, CFA	Since 2020
	Mitch S. Begun, CFA	Since 2020
Brown Advisory LLC	Christopher A. Berrier	Since 2020
	George Sakellaris, CFA	Since 2020
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the NYLIM VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

NYLIM VP Small Cap Growth Portfolio

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP Wellington Growth Portfolio

(formerly, NYLI VP Wellington Growth Portfolio)

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.69%	0.69%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.73%	0.98%

1. The management fee is as follows: 0.70% on assets up to $500 million; 0.65% on assets from $500 million to $1 billion; 0.625% on assets from $1 billion to $2 billion; and 0.60% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 75	$ 233	$ 406	$ 906
Service Class	$ 100	$ 312	$ 542	$ 1,201
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in stocks of large-capitalization U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. The Portfolio generally considers large capitalization companies to be those with market capitalizations within the range of the Russell 1000® Growth Index at the time of investment (which ranged from $1.2 billion to $4.3 trillion as of February 28, 2026). Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in securities issued by U.S. companies. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk" (or similar designation) as determined by a third-party such as Bloomberg.

Investment Process: Wellington Management Company LLP, the Portfolio’s Subadvisor (the “Subadvisor”), employs a traditional, bottom-up fundamental research approach to identify securities that possess sustainable growth at reasonable valuations. The Subadvisor seeks to identify companies that have demonstrated above-average growth in the past, then conduct a thorough review of each company’s business model. The goal of this review is to identify companies that can sustain above-average growth because of their superior business models as represented by high returns on capital, strong management, and quality balance sheets. The Subadvisor may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed by the Subadvisor to have greater estimated upside return potential relative to downside risk. To better assess strategic business issues that impact the performance of a company, the Subadvisor may also give consideration to financially material environmental, social and/or governance (“ESG”) factors. The Subadvisor has discretion to determine the

NYLIM VP Wellington Growth Portfolio

materiality of, as well as the level at which, financially relevant ESG factors are imbedded into its overall fundamental analysis when making an investment decision.
Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are different than the composition of the Portfolio's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio's benchmark.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 3000® Index to represent a broad measure of market performance. The table also includes the average annual returns of the Russell 1000® Growth Index, which is generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. Effective July 29, 2016, the Portfolio's principal investment strategies were modified in connection with changes to the Portfolio's subadvisor. The past performance in the bar chart and table prior to that date reflects the Portfolio's prior subadvisor and principal investment strategies.

The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

NYLIM VP Wellington Growth Portfolio

Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.

Annual Returns, Initial Class Shares
(by calendar year 2016-2025)

Best Quarter
2020, Q2	29.56%
Worst Quarter
2022, Q2	-23.69%

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/29/1993	17.06%	10.37%	13.45%
Service Class	6/5/2003	16.77%	10.10%	13.17%
Russell 3000® Index[1]		17.15%	13.15%	14.29%
Russell 1000® Growth Index[2]		18.56%	15.32%	18.13%

1. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2.  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Management

New York Life Investment Management LLC serves as the Manager. Wellington Management Company LLP serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Manager	Service Date

Wellington Management Company LLP	Clark R. Shields, Senior Managing Director and Equity Portfolio Manager	Since 2023
	Matthew D. Hudson, CFA, Senior Managing Director and Equity Portfolio Manager	Since 2025
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the NYLIM VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

NYLIM VP Wellington Growth Portfolio

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP Wellington Small Cap Portfolio

(formerly, NYLI VP Wellington Small Cap Portfolio)

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.80%	0.80%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Acquired (Underlying) Fund Fees and Expenses	0.01%	0.01%
Total Annual Portfolio Operating Expenses	0.85%	1.10%
Waiver / Reimbursement[2]	(0.10)%	(0.10)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	0.75%	1.00%

1. The management fee is as follows: 0.80% on assets up to $1 billion; 0.775% on assets from $1 billion to $2 billion; and 0.75% on assets over $2 billion.

2. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Initial Class shares do not exceed 0.74% of the Portfolio's average daily net assets. New York Life Investment Management will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Service Class shares. This agreement will remain in effect until May 1, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 77	$ 261	$ 462	$ 1,040
Service Class	$ 102	$ 340	$ 597	$ 1,331
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 69% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in the securities of U.S. companies with market capitalizations at the time of investment that are similar to the Russell 2000® Index (which ranged from $7.0 million to $43.6 billion as of February 28, 2026). An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk" (or similar designation) as determined by a third-party such as Bloomberg.

Investment Process: Wellington Management Company LLP, the Portfolio’s Subadvisor (the “Subadvisor”), seeks to achieve the Portfolio’s investment objective by allocating the Portfolio’s assets among multiple internal portfolio management teams that employ investment strategies with different investment styles, including, Small Cap Value Opportunities, Select Small Cap Growth and Small Companies Strategies. Each investment strategy has distinct investment philosophies and analytical processes to identify securities for purchase or sale.

NYLIM VP Wellington Small Cap Portfolio

Collectively, the investment styles represent a range of investment philosophies, companies, and industries.

To better assess strategic business issues that impact the performance of a company, the underlying portfolio management teams may also give consideration to financially material environmental, social and/or governance (“ESG”) factors. The underlying portfolio management teams have discretion to determine the materiality of, as well as the level at which, financially relevant ESG factors are imbedded into its overall fundamental analysis when making an investment decision.

Small Cap Value Opportunities Strategy: The Subadvisor’s Small Cap Value Opportunities team seeks to invest in quality companies at a substantial discount that often arises when the market is concerned about the companies’ future. The Small Cap Value Opportunities team believes those concerns can become mispriced due to the presence of biases or change and that research specifically focused on identifying signs of biases and change allows the Small Cap Value Opportunities team to identify mispriced stocks. Change can include secular or cyclical shifts, changes in industry structure, changes in management, or significant shifts in the return on (and of) capital, balance sheet and cash flows. Biases include anchoring (relying too heavily on the first piece of information) and availability (relying on examples that immediately come to mind). The Small Cap Value Opportunities team seeks to maximize a combination of valuation, capital returns, and quality.

Select Small Cap Growth Strategy: The Subadvisor’s Select Small Cap Growth team focuses on identifying investment opportunities in emerging and re-emerging growth companies. Emerging growth companies are companies that are poised to accelerate top-line and / or bottom-line growth, and re-emerging growth companies are companies that are approaching a return to rapid growth. The Select Small Cap Growth team believes the typical profile of an emerging growth company is one that offers disruptive technologies, innovative business models, or is in a rapidly growing market segment. The Select Small Cap Growth team believes that re-emerging growth companies are typically experiencing turnarounds or management changes or are in cyclical industries.

Small Companies Strategy: The Subadvisor’s Small Companies team seeks to construct a broadly diversified portfolio across sectors and industries using fundamental analysis to identify a universe of undervalued and overvalued securities. The Small Companies team employs a traditional, bottom-up fundamental research approach to identify securities with potential positive inflections in business momentum (i.e., whether a company’s share price is trending up or down) that the Small Companies team believes have the most potential to appreciate, while seeking to limit exposure to risk. The Small Companies team also seeks to minimize exposure to risk by diversifying investments over securities issued by a large number of companies across various industries and sectors.

Other Strategies: New York Life Investment Management LLC and/or the Subadvisor may modify the strategies summarized above and allocate the Portfolio’s assets among or to other strategies, such as event-driven, economic sector, or valuation measures, developed or implemented based on, among other factors, changing market conditions.
Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. There is a risk that if the Portfolio’s strategy of allocating assets among different portfolio management teams does not work as intended, the Portfolio may not achieve its objective or may underperform other funds with similar investment strategies. The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Portfolio. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are different than the composition of the Portfolio's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio's benchmark.

Micro-Cap, Small-Cap and Mid-Cap Stock Risk: The general risks associated with equity securities and liquidity risk are particularly pronounced for stocks of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Stocks of small-capitalization and mid-

NYLIM VP Wellington Small Cap Portfolio

capitalization companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than those of other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Generally, the smaller the company, the greater these risks become. As a result, stocks of micro-capitalization companies share the same risks as stocks of small-capitalization and mid-capitalization companies, however these risks are more pronounced, including that the changes in stock price of micro-capitalization companies can be more sudden or erratic than stock prices of other larger capitalization stocks, especially over the short term.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 3000® Index to represent a broad measure of market performance. The table also includes the average annual returns of the Russell 2000® Index, which is generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.

NYLIM VP Wellington Small Cap Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2016-2025)

Best Quarter
2020, Q4	27.55%
Worst Quarter
2020, Q1	-33.93%

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	5/2/2016	9.53%	5.93%	7.41%
Service Class	5/2/2016	9.26%	5.66%	7.15%
Russell 3000® Index[1]		17.15%	13.15%	14.54%
Russell 2000® Index[2]		12.81%	6.09%	9.87%

1. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2.  The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Management

New York Life Investment Management LLC serves as the Manager. Wellington Management Company LLP serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

Wellington Management Company LLP	Roberto J. Isch, Senior Managing Director and Portfolio Manager	Since 2021
	Veenu Ramchandani, Managing Director and Portfolio Manager	Since 2025
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the NYLIM VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that

NYLIM VP Wellington Small Cap Portfolio

offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP Winslow Large Cap Growth Portfolio

(formerly, NYLI VP Winslow Large Cap Growth Portfolio)

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.72%	0.72%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.75%	1.00%

1. The management fee is as follows: 0.75% on assets up to $500 million; 0.725% on assets from $500 million to $750 million; 0.71% on assets from $750 million to $1 billion; 0.70% on assets from $1 billion to $2 billion; 0.66% on assets from $2 billion to $3 billion; 0.61% on assets from $3 billion to $7 billion; 0.585% on assets from $7 billion to $9 billion; and 0.575% on assets over $9 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 77	$ 240	$ 417	$ 930
Service Class	$ 102	$ 318	$ 552	$ 1,225
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 81% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in large capitalization companies, which are companies having a market capitalization in excess of $4 billion at the time of purchase. Typically, Winslow Capital Management, LLC, the Portfolio's Subadvisor, invests substantially all of the Portfolio's investable assets in domestic securities. However, the Portfolio is permitted to invest up to 20% of its net assets in foreign securities. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third-party such as Bloomberg.

Investment Process: The Portfolio invests in those companies that the Subadvisor believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund, which the Subadvisor defines as the median exchange-traded fund or mutual fund based on performance taking into account the entire U.S. equity exchange-traded fund and mutual fund universe) over the long term. The Subadvisor seeks to invest in companies that have the potential for above-average future earnings and cash flow growth with management focused on shareholder value.

When purchasing stocks for the Portfolio, the Subadvisor looks for companies typically having some or all of the following attributes: addressing markets with growth opportunities; leads or gains in market share; identifiable and sustainable competitive advantages; managed by a team that can perpetuate the firm's competitive advantages; high, and preferably rising, returns on invested capital; deploys excess cash flow to enhance shareholder return; and demonstrates sound corporate governance. As part of its qualitative assessment of each potential investment, the

NYLIM VP Winslow Large Cap Growth Portfolio

Subadvisor evaluates the company’s non-financial performance among certain environmental, social and governance (“ESG”) factors. The Subadvisor then determines which ESG factors may be material to a company’s future financial performance. This involves an evaluation of how the company integrates particular ESG risks and opportunities into its corporate strategy through, for example, improving governance practices, aligning management team incentives and increasing transparency into its ESG practices. The Subadvisor may give consideration to ESG factors including, but not limited to, impact on or from climate change, natural resource use, waste management practices, human capital management, product safety, supply chain management, corporate governance, business ethics and advocacy for governmental policy.

ESG factors are evaluated by the Subadvisor based on data provided by independent ESG research vendors. The evaluation of ESG factors is integrated as one of several aspects of the Subadvisor’s investment process and the Subadvisor does not forgo potential investments strictly based on the evaluation of ESG factors.

The Subadvisor takes a "bottom-up" investment approach when selecting investments. This means it bases investment decisions on company specific factors, not general economic conditions.

Under normal market conditions, the Subadvisor employs a sell discipline pursuant to which it may sell some or all of its position in a stock when a stock becomes fully valued, the fundamental business prospects are deteriorating, or the position exceeds limits set by the Subadvisor.
Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor will give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are different than the composition of the Portfolio's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio's benchmark.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

NYLIM VP Winslow Large Cap Growth Portfolio

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Portfolio may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance and two additional indexes over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 3000® Index to represent a broad measure of market performance. The table also includes the average annual returns of the Russell 1000® Growth Index and the S&P 500® Index, which are generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2016-2025)

Best Quarter
2020, Q2	28.26%
Worst Quarter
2022, Q2	-22.10%

NYLIM VP Winslow Large Cap Growth Portfolio

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Initial Class	5/1/1998	14.35%	12.69%	16.14%
Service Class	6/6/2003	14.07%	12.41%	15.85%
Russell 3000® Index[1]		17.15%	13.15%	14.29%
Russell 1000® Growth Index[2]		18.56%	15.32%	18.13%
S&P 500® Index[3]		17.88%	14.42%	14.82%

1. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2.  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

3.  The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Management

New York Life Investment Management LLC serves as the Manager. Winslow Capital Management, LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

Winslow Capital Management, LLC	Justin H. Kelly, Chief Executive Officer & Chief Investment Officer	Since 2005
	Patrick M. Burton, Senior Managing Director	Since 2013
	Steven M. Hamill, Senior Managing Director	Since 2023
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the NYLIM VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP Balanced Portfolio

(formerly, NYLI VP Balanced Portfolio)

Investment Objective

The Portfolio seeks total return.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.65%	0.65%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.06%	0.06%
Acquired (Underlying) Fund Fees and Expenses	0.01%	0.01%
Total Annual Portfolio Operating Expenses	0.72%	0.97%

1. The management fee is as follows: 0.65% on assets up to $1 billion; 0.625% on assets from $1 billion to $2 billion; and 0.60% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 74	$ 230	$ 401	$ 894
Service Class	$ 99	$ 309	$ 536	$ 1,190
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 180% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests approximately 60% of its assets (net assets plus any borrowings for investment purposes) in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, under normal market conditions, the Portfolio will invest at least 25% of its assets in fixed-income securities. Asset allocation decisions are made by New York Life Investment Management LLC, the Portfolio’s Manager, based on its tactical view of the market. The Portfolio may invest in exchange-traded funds (“ETFs”), including ETFs advised by affiliates of the Manager and ETFs advised by unaffiliated advisers, to facilitate rebalancing the Portfolio’s allocation between equity and fixed-income exposures.

The Portfolio may invest up to 20% of its net assets in foreign securities, but only in such securities that NYL Investors LLC (“NYL Investors”), the Subadvisor for the fixed-income portion of the Portfolio, and Wellington Management Company LLP (“Wellington”), the Subadvisor for the equity portion of the Portfolio, select in accordance with each Subadvisor's investment process described below. The Portfolio may also invest in derivatives, such as futures and options, to try to enhance returns or reduce the risk of loss by hedging certain of its holdings.

Under normal market conditions, the Subadvisors seek to keep the portfolio fully invested rather than taking temporary cash positions with respect to their portions of the Portfolio's assets. The Subadvisors will sell a security if it becomes relatively overvalued, if better opportunities are identified, or if they determine that the initial investment expectations are not being met.

NYLIM VP Balanced Portfolio

Equity Investment Process: Wellington invests in equity securities issued by companies of any size or market capitalization range. While Wellington does not limit its investments to issuers within a particular capitalization range, it generally invests in large capitalization companies (as represented by the market cap range of the Russell 1000® Index, which ranged from $1.1 billion to $4.3 trillion as of February 28, 2026). Wellington may invest in securities of foreign issuers, including emerging market securities. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk," (or similar designation) as determined by a third-party such as Bloomberg. Wellington defines emerging market countries as those countries that are included in the MSCI Emerging Markets Index.

Wellington seeks to identify companies that are financially sound but temporarily out-of-favor, and that provide above-average potential total returns at below average valuations. Wellington employs a “bottom-up” approach to investment research, and seeks to capitalize on investor behavioral biases by investing in companies with an attractive combination of valuation, quality and capital return, and by taking a long-term view. Quality can be assessed across metrics including free cash flow margin, return on invested capital and net debt to EBITDA (earning before interest, taxes, depreciation and amortization). Wellington may sell stocks when Wellington’s target price is achieved, Wellington’s fundamental outlook with respect to the stock has changed, or in the event Wellington believes more attractive investment alternatives exist.

To better assess strategic business issues that impact the performance of a company, Wellington may also give consideration to financially material environmental, social and/or governance (“ESG”) factors. Wellington has discretion to determine the materiality of, as well as the level at which, financially relevant ESG factors are imbedded into its overall fundamental analysis when making an investment decision.

Fixed-Income Investment Process: In pursuing the Portfolio’s investment strategy, NYL Investors conducts a continuous review of expected returns, yields and other information derived from a database which it maintains in managing fixed income portfolios.

Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by NYL Investors in managing the Portfolio and determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. NYL Investors’ investment process includes a risk analysis that gives consideration to a variety of security-specific risks, including but not limited to, environmental, social and governance (“ESG”) risks that may have a material impact on the performance of a security. In addition to proprietary research, NYL Investors may use screening tools and, to the extent available, third-party data to identify ESG risk factors that may not have been captured through its own research. NYL Investors’ consideration of ESG risk is weighed against other criteria and no sectors or industries are explicitly excluded from the Portfolio. Maturity duration shifts adjustments are based on a set of investment decisions that take into account a broad range of economic, fundamental and technical indicators.

NYL Investors may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, NYL Investors may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.
Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisors may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Multi-Manager Risk: The Portfolio’s performance relies on the selection and monitoring of the Subadvisors as well as how the Portfolio’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Portfolio’s performance. For example, a Subadvisor may purchase an investment for the Portfolio at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, multiple Subadvisors could purchase the same investment at the same time, causing the Portfolio to pay higher expenses because the Subadvisors did not aggregate their transactions. The multi-manager approach may also cause the Portfolio to invest a substantial percentage of its assets in certain types of securities, which could expose the Portfolio to greater risks associated with those types of securities and lead to large beneficial or detrimental effects on the Portfolio’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Portfolio’s assets, including hedging practices, investment exposure and risk management.

NYLIM VP Balanced Portfolio

A Subadvisor may underperform the market generally and may underperform other subadvisors that the Manager could have selected.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisors may not produce the desired results or expected returns. The Subadvisors will give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are different than the composition of the Portfolio's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio's benchmark.

Conflicts of Interest Risk: Potential conflicts of interest situations could arise. For example, New York Life Investment Management may be subject to potential conflicts of interest in selecting or allocating assets among the Portfolio’s underlying ETFs (the “Underlying ETFs”) because New York Life Investment Management receives fees from affiliated Underlying ETFs and not from other Underlying ETFs. In addition, the Portfolio’s portfolio managers may also serve as portfolio managers to one or more affiliated Underlying ETFs and may have an incentive to select certain affiliated Underlying ETFs due to compensation considerations or to support new investment strategies or cash flow needs of affiliated Underlying ETFs. Moreover, a situation could occur where the best interests of the Portfolio could be adverse to the best interests of an affiliated Underlying ETF or vice versa. New York Life Investment Management will analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Value Stock Risk: Value stocks may never reach what a Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Portfolio’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Portfolio’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Portfolio and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent the Portfolio is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises. Not all U.S. government debt securities are guaranteed by the U.S.

NYLIM VP Balanced Portfolio

government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio’s yield will fluctuate with changes in short-term interest rates.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF’s shares could result in the market price of the ETF’s shares being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs could result in losses on the investments in ETFs. ETFs may not achieve their investment objectives due to, among other reasons, regulatory restrictions, including exchange rules, rapid or material fluctuations in market prices of shares of an ETF, or shares of an ETF trading significantly above or below net asset value. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.

Due to fluctuations in the price of the underlying instrument, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Portfolio writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Portfolio could experience a substantial loss.

Derivatives may also increase the expenses of the Portfolio.

Floating Rate Notes and Variable Rate Notes Risk: Floating and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Floating rate loans and other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors (sometimes referred to as “covenant-lite” loans or obligations) are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The terms of many floating rate notes and other instruments are tied to reference rates or benchmarks such as the Secured Overnight Financing Rate (“SOFR”).

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates (or the expectations of such changes), the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of a Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations,

NYLIM VP Balanced Portfolio

companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Portfolio may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Liquidity and Valuation Risk: The Portfolio’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Portfolio is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Portfolio Turnover Risk: The strategy of the Portfolio may result in high portfolio turnover. A high turnover rate may increase transaction costs, which are paid by the Portfolio. Additionally, a high turnover rate may generate capital gains, (on which Portfolio shareholders will pay taxes, even if such shareholders do not sell any shares by year-end).

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance and three additional indexes over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 3000® Index to represent a broad measure of market performance. The table also includes the average annual returns of the Russell 1000® Value Index, Bloomberg U.S. Intermediate Government/Credit Bond Index and Balanced Composite Index, which are generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. The Portfolio’s equity subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former equity subadvisor, transitioned to MacKay Shields LLC.

Effective May 1, 2021, the Portfolio replaced the subadvisor to the equity portion of the Portfolio and modified the equity portion of the Portfolio's principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies for the equity portion of the Portfolio.

NYLIM VP Balanced Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2016-2025)

Best Quarter
2020, Q2	12.61%
Worst Quarter
2020, Q1	-16.28%

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Initial Class	5/2/2005	11.44%	7.41%	7.30%
Service Class	5/2/2005	11.16%	7.14%	7.04%
Russell 3000® Index[1]		17.15%	13.15%	14.29%
Russell 1000® Value Index[2]		15.91%	11.33%	10.53%
Bloomberg U.S. Intermediate Government/Credit Bond Index[3]		6.97%	0.96%	2.29%
Balanced Composite Index[4]		12.34%	7.28%	7.45%

1. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2.  The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

3.  The Bloomberg U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar-denominated U.S. treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

4.  The Balanced Composite Index consists of the Russell 1000® Value Index and the Bloomberg U.S. Intermediate Government/Credit Bond Index weighted 60%/40%, respectively.

Management

New York Life Investment Management LLC serves as the Manager and oversees the investment portfolio of the Portfolio. NYL Investors LLC serves as a Subadvisor and is responsible for day-to-day portfolio management of the fixed-income portion of the Portfolio. Wellington Management Company LLP serves as a Subadvisor and is responsible for day-to-day portfolio management of the equity portion of the Portfolio.

Manager/Subadvisors	Portfolio Managers	Service Date

New York Life Investment Management LLC	Jonathan Swaney, Managing Director	Since 2017
	Migene S. Kim, Managing Director	Since 2025
NYL Investors LLC	Neil Moriarty, III, Senior Managing Director	Since February 2026
	Lesya Paisley, Managing Director	Since February 2026
	Michael DePalma, Senior Managing Director	Since February 2026

NYLIM VP Balanced Portfolio

Manager/Subadvisors	Portfolio Managers	Service Date

	Cameron White, Managing Director	Since February 2026
	Zachary Aronson, Managing Director	Since February 2026
Wellington Management Company LLP	Adam H. Illfelder, Senior Managing Director and Equity Portfolio Manager	Since 2021
	Betsy M. George, Managing Director and Equity Research Analyst	Since 2025
	Ravi Gill, Managing Director and Equity Research Analyst	Since 2025
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the NYLIM VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP Income Builder Portfolio

(formerly, NYLI VP Income Builder Portfolio)

Investment Objective

The Portfolio seeks current income consistent with reasonable opportunity for future growth of capital and income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.64%	0.64%
Waiver / Reimbursement[2]	(0.07)%	(0.07)%
Management Fee After Waivers/Reimbursements[2]	0.57%	0.57%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.06%	0.06%
Total Annual Portfolio Operating Expenses	0.63%	0.88%

1. Restated to reflect current management fees. The management fee is as follows: 0.64% on assets up to $500 million; 0.60% on assets from $500 million to $1 billion; 0.575% on assets from $1 billion to $5 billion; and 0.565% on assets over $5 billion.

2. New York Life Investment Management LLC has contractually agreed to waive a portion of its management fee for the Portfolio so that the management fee does not exceed 0.57% on assets up to $1 billion; and 0.55% on assets over $1 billion. This agreement will remain in effect until May 1, 2027, thereafter shall renew automatically for one-year terms, and may not be terminated or materially amended without the approval of the Board of Trustees and shareholders of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 64	$ 202	$ 351	$ 786
Service Class	$ 90	$ 281	$ 488	$ 1,084
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests a minimum of 30% of its net assets in equity securities and a minimum of 30% of its net assets in debt securities. From time to time, the Portfolio may temporarily invest less than 30% of its net assets in equity or debt securities as a result of market conditions, individual securities transactions or cash flow considerations.

Asset Allocation Investment Process: Asset allocation decisions are made by a Committee chaired by New York Life Investment Management, the Portfolio’s Manager, in collaboration with MacKay Shields LLC (“MacKay Shields”), the subadvisor for the fixed-income portion of the Portfolio. Asset allocation decisions are determined based on the relative values of each asset class, inclusive of the ability of each asset class to generate income. The Portfolio may use equity index and fixed-income futures to manage effective exposure, for example, by adding exposure to the equity markets or adjusting fixed-income duration exposure. Neither equity index futures nor fixed-income futures are counted toward the Portfolio's equity or fixed-income allocation guidelines.

NYLIM VP Income Builder Portfolio

Equity Investment Process: Epoch Investment Partners, Inc. ("Epoch"), the Subadvisor for the equity portion of the Portfolio, invests primarily in companies that generate increasing levels of free cash flow and have managements that allocate it effectively to create shareholder value. The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. Epoch seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reductions. Material environmental, social and governance (“ESG”) factors are identified and monitored by Epoch. Material ESG factors vary by company and industry, but Epoch pays particular attention to factors relating to climate change and corporate governance. This information is taken into account by Epoch in making investment decisions. Material ESG factors are identified and monitored by Epoch through review of ESG information published by the company (where relevant) or selected specialist third-party research and data providers. While Epoch considers ESG factors in the investment decision-making process of the Portfolio, this does not mean that ESG considerations are the sole or foremost considerations for investment decisions.

Epoch seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive or are becoming free cash flow positive and that are led by strong management. The relevant factor in Epoch’s decision on how to deploy free cash flow is the cost of capital and the prospective returns on capital.

Fixed-Income Investment Process: The Portfolio may invest in investment grade and below investment grade debt securities of varying maturities. In pursuing the Portfolio's investment objective, the Portfolio may invest up to 30% of its net assets in debt securities that MacKay Shields believes may provide capital appreciation in addition to income and are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or if unrated, deemed to be of comparable creditworthiness by MacKay Shields. For purposes of this limitation, both the percentage and rating are counted at the time of purchase. If NRSROs assign different ratings to the same security, the Portfolio will use the higher rating for purposes of determining the security's credit quality. Securities that are rated below investment grade by NRSROs are commonly referred to as “high-yield securities” or "junk bonds."

MacKay Shields’ investment process includes a risk analysis that gives consideration to a variety of security-specific risks, including but not limited to, ESG risks that may have a material impact on the performance of a security. In addition to proprietary research, MacKay Shields may use screening tools and, to the extent available, third party data to identify ESG risk factors that may not have been captured through its own research. MacKay Shields’ consideration of ESG risk is weighed against other criteria and no sectors or industries are explicitly excluded from the Portfolio.

The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

Principal debt investments include U.S. government securities, domestic and foreign debt securities, mortgage-related and asset-backed securities and floating rate loans. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk" (or similar designation) as determined by a third-party such as Bloomberg. The Portfolio may also enter into mortgage dollar roll and to-be-announced ("TBA") securities transactions.

The Portfolio may also invest in convertible securities such as bonds, debentures, corporate notes and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

Investments Across the Portfolio: The Portfolio may invest in derivatives, such as futures, options, forward commitments and swap agreements, to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. The Portfolio also may use fixed-income futures for purposes of managing duration and yield curve exposures. The Portfolio may invest up to 10% of its total assets in swaps, including credit default swaps.

The Subadvisors may sell a security if they no longer believe the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a debt security, MacKay Shields may evaluate, among other things, deterioration in the issuer's credit quality. Epoch may sell or reduce a position in a security if, among other things, it sees an interruption to the dividend policy, a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis. Epoch may also sell or reduce a position in a security when it believes its investment objectives have been met or if it sees the investment thesis is failing to materialize.
Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisors may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience

NYLIM VP Income Builder Portfolio

periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Multi-Manager Risk: The Portfolio’s performance relies on the selection and monitoring of the Subadvisors as well as how the Portfolio’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Portfolio’s performance. For example, a Subadvisor may purchase an investment for the Portfolio at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, multiple Subadvisors could purchase the same investment at the same time, causing the Portfolio to pay higher expenses because the Subadvisors did not aggregate their transactions. The multi-manager approach may also cause the Portfolio to invest a substantial percentage of its assets in certain types of securities, which could expose the Portfolio to greater risks associated with those types of securities and lead to large beneficial or detrimental effects on the Portfolio’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Portfolio’s assets, including hedging practices, investment exposure and risk management.

A Subadvisor may underperform the market generally and may underperform other subadvisors that the Manager could have selected.

MacKay Shields may be subject to potential conflicts of interest in allocating the Portfolio’s assets. Therefore, MacKay Shields will carefully analyze its allocation decisions and take all steps it believes to be necessary to minimize these potential conflicts of interest.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Subadvisor may not produce the desired results or expected returns. A Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are different than the composition of the Portfolio's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio's benchmark.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Portfolio’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Portfolio’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Portfolio and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent the Portfolio is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio’s yield will fluctuate with changes in short-term interest rates.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

NYLIM VP Income Builder Portfolio

Value Stock Risk: Value stocks may never reach what a Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative by certain ratings agencies because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss (which may be substantial or total loss) of income and principal. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Portfolio disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Portfolio may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased the loan participation interests. The Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Floating Rate Loans Risk: The floating rate loans in which the Portfolio invests are usually rated below investment grade, or, if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Portfolio's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Floating rate loans and other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors (sometimes referred to as “covenant-lite” loans or obligations) are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

The terms of many floating rate loans and other instruments are tied to reference rates or benchmarks such as the Secured Overnight Financing Rate (“SOFR”).

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates (or the expectations of such changes), the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of a Subadvisor to forecast interest rates and other economic factors

NYLIM VP Income Builder Portfolio

correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Portfolio at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

TBA Securities Risk: In a TBA securities transaction, the Portfolio commits to purchase certain securities for a fixed price at a future date. The principal risks of a TBA securities transaction are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Portfolio receives the security. Margin requirements applicable to the Portfolio’s TBA securities transactions may increase the cost of TBA securities transactions to the Portfolio and may impose added operational complexity.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Portfolio may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. Certain types of convertible securities may decline in value or lose their value entirely in the event that the issuer's financial condition becomes significantly impaired. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Portfolio writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Portfolio could experience a substantial loss. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Portfolio's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Portfolio. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and

NYLIM VP Income Builder Portfolio

exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

Liquidity and Valuation Risk: The Portfolio’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Portfolio is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance and two additional indexes over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the MSCI World Index (Net) to represent a broad measure of market performance. The table also includes the average annual returns of the Bloomberg U.S. Aggregate Bond Index and Blended Benchmark Index generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

NYLIM VP Income Builder Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2016-2025)

Best Quarter
2020, Q2	10.05%
Worst Quarter
2020, Q1	-13.15%

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/29/1993	16.99%	6.56%	7.40%
Service Class	6/4/2003	16.70%	6.29%	7.13%
MSCI World Index (Net)[1]		21.09%	12.15%	12.17%
Bloomberg U.S. Aggregate Bond Index[2]		7.30%	-0.36%	2.01%
Blended Benchmark Index[3]		15.51%	7.13%	8.23%

1.  The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

2. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

3.  The Blended Benchmark Index is comprised of the MSCI World Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 60%/40%, respectively.

Management

New York Life Investment Management LLC serves as the Manager. Epoch Investment Partners, Inc. serves as a Subadvisor and is responsible for day-to-day portfolio management of the equity portion of the Portfolio. MacKay Shields LLC serves as a Subadvisor and is responsible for day-to-day portfolio management of the fixed-income portion of the Portfolio. Asset allocation decisions are made by a Committee chaired by New York Life Investment Management LLC, in collaboration with MacKay Shields LLC.

Manager/Subadvisors	Portfolio Managers	Service Date

New York Life Investment Management LLC	Jonathan Swaney, Managing Director	Since 2018
	Migene S. Kim, Managing Director	Since 2025
MacKay Shields LLC	Neil Moriarty, III, Senior Managing Director	Since 2018
	Michael DePalma, Senior Managing Director	Since 2023
	Lesya Paisley, Managing Director	Since 2025
	Cameron White, Managing Director	Since 2025

NYLIM VP Income Builder Portfolio

Manager/Subadvisors	Portfolio Managers	Service Date

	Zachary Aronson, Managing Director	Since 2025
Epoch Investment Partners, Inc.	William J. Booth, Managing Director & Chief Investment Officer	Since March 2026
	Kera Van Valen, Managing Director	Since 2014
	Michael Jin, Managing Director	Since 2024
	Lin Lin, Managing Director	Since 2024
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the NYLIM VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP Janus Henderson Balanced Portfolio

(formerly, NYLI VP Janus Henderson Balanced Portfolio)

Investment Objective

The Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.54%	0.54%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.58%	0.83%

1. The management fee is as follows: 0.55% on assets up to $1 billion; 0.525% on assets from $1 billion to $2 billion; and 0.515% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 59	$ 186	$ 324	$ 726
Service Class	$ 85	$ 265	$ 460	$ 1,025
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 103% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio pursues its investment objective by normally investing 45%-70% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities. Equity securities may include, but are not limited to, common stocks and other securities with equity characteristics. Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities.

The Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk" (or similar designation) as determined by a third-party such as Bloomberg.

The Portfolio will limit its investment in high-yield/high-risk bonds, also known as “junk bonds,” to 20% or less of the fixed-income portion of its net assets. The Portfolio may enter into “to be announced” or “TBA” commitments when purchasing mortgage-backed securities or other securities. TBA purchase commitments are commitments to purchase mortgage-backed securities for a fixed price at a future date. At the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the buyer agrees to accept any mortgage-backed security that meets specified terms.

The Portfolio may also invest its assets in derivatives. In particular, the Portfolio may use forward currency contracts to offset risks associated with an investment, currency exposure, or market conditions and may use interest rate swaps and futures, including Treasury bond futures, to manage interest rate risk, yield curve positioning, and country exposure. The Portfolio may also use index credit default swaps for hedging purposes (to

NYLIM VP Janus Henderson Balanced Portfolio

offset risks associated with exposure to an investment or market conditions), to increase or decrease the Portfolio’s exposure to a particular market, to manage or adjust the risk profile of the Portfolio relative to its benchmark index, and to earn income, enhance returns or preserve capital. The Portfolio’s exposure to derivatives will vary and may include derivatives that have characteristics similar to the securities in which the Portfolio may directly invest. The Portfolio may take short positions through the use of derivatives instruments.

In choosing investments for the equity portion of the Portfolio, Janus Henderson Investors US LLC, the Portfolio’s Subadvisor, applies a “bottom up” approach. In other words, the Subadvisor looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. Factors that the Subadvisor may consider in its fundamental analysis include a company’s revenue growth potential, returns on capital, and balance sheet flexibility.

In choosing investments for the fixed-income portion of the Portfolio, the Subadvisor uses research-driven, “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. The Subadvisor evaluates expected risk-adjusted returns on a Portfolio level and a position level by analyzing fundamentals, valuations, and market technical indicators. The portfolio managers share day-to-day responsibility for the Portfolio's investments.

The Subadvisor will generally consider selling a security when, among other things, it reaches or exceeds its targeted value, the investment thesis for owning the position has changed, or to rebalance industry or sector weightings.

The equity portion of the Portfolio may consider one or more environmental, social, and governance (“ESG”) factors alongside other fundamental characteristics considered in the investment research process. In the equity portfolio managers’ view, ESG factors, along with other attributes relevant to fundamental analysis, could potentially impact investment risk and/or returns. The identification of an ESG risk factor will not necessarily exclude a particular security or sector that, in the equity portfolio managers’ view, is otherwise suitable for investment. To facilitate the assessment of ESG factors, the equity portfolio managers use a mix of third-party data and internally generated analyses and may engage directly with companies. ESG factors may or may not be relevant or considered for each and every investment decision depending on the equity portfolio managers’ perspective. The equity portfolio managers may assess the relevance of ESG factors to their fundamental research process differently across issuers, sectors, regions, and asset classes.

The fixed-income portion of Portfolio integrates ESG factors by incorporating ESG information into the Portfolio’s investment process. The fixed-income portfolio managers focus on the ESG factors they consider most likely to have a material impact on the financial performance of the issuers in the Portfolio, which includes identifying material ESG risk factors attributable to a particular sector, industry, or issuer. The fixed-income portfolio managers believe that an issuer’s ESG practices may have an impact, positive or negative, on the issuer’s long-term financial performance, and, at their discretion, engage with an issuer’s management to encourage improved ESG practices.

ESG factors are one of many considerations in the investment decision-making process and may not be determinative in deciding to include or exclude an investment from the Portfolio.
Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are different than the composition of the Portfolio's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio's benchmark.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

NYLIM VP Janus Henderson Balanced Portfolio

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Portfolio’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Portfolio’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Portfolio and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent the Portfolio is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises. Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio’s yield will fluctuate with changes in short-term interest rates.

Floating Rate Notes and Variable Rate Notes Risk: Floating and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Floating rate loans and other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors (sometimes referred to as “covenant-lite” loans or obligations) are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The terms of many floating rate notes and other instruments are tied to reference rates or benchmarks such as the Secured Overnight Financing Rate (“SOFR”).

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates (or the expectations of such changes), the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Pass-Through Securities Risk: Investments in mortgage pass-through securities are subject to similar market risks as fixed-income securities, which include, but are not limited to, interest rate risk, credit risk, prepayment risk, and extension risk.

TBA Securities Risk: In a TBA securities transaction, the Portfolio commits to purchase certain securities for a fixed price at a future date. The principal risks of a TBA securities transaction are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Portfolio receives the security. Margin requirements applicable to the Portfolio’s TBA securities transactions may increase the cost of TBA securities transactions to the Portfolio and may impose added operational complexity.

NYLIM VP Janus Henderson Balanced Portfolio

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.

The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Portfolio.

Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Portfolio's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Portfolio. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free.

Derivatives may also increase the expenses of the Portfolio.

Currency Risk: Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.

The Subadvisor may seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. However, these transactions and techniques may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Short Selling and Short Exposure Risk: To the extent the Portfolio obtains short exposure through the use of derivatives, the Portfolio would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero. The Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale.

Until the Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Portfolio's broker or custodian to cover the Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Portfolio may not be able to substitute or sell the pledged collateral. This may limit the Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Portfolio’s exposure to long positions and make any change in the Portfolio’s net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Portfolio will leverage its portfolio, or if it does, that the Portfolio’s leveraging strategy will be successful or that it will produce a higher return on an investment.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also

NYLIM VP Janus Henderson Balanced Portfolio

be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Portfolio may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative by certain ratings agencies because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss (which may be substantial or total loss) of income and principal. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Liquidity and Valuation Risk: The Portfolio’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Portfolio is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

NYLIM VP Janus Henderson Balanced Portfolio

Dividend-Paying Stock Risk: Emphasis on equity and equity-related securities that produce income or other distributions involves the risk that such securities may fall out of favor with investors and underperform the market. Depending upon market conditions, income producing stocks that meet the Portfolio’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Portfolio to produce current income while remaining fully diversified. Also, an issuer may reduce or eliminate its income payments or other distributions, particularly during a market downturn. The distributions received may not qualify as income for Portfolio investors.

Private Placement and Restricted Securities Risk: The Portfolio may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Portfolio may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Portfolio Turnover Risk: The strategy of the Portfolio may result in high portfolio turnover. A high turnover rate may increase transaction costs, which are paid by the Portfolio. Additionally, a high turnover rate may generate capital gains, (on which Portfolio shareholders will pay taxes, even if such shareholders do not sell any shares by year-end).

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance, as well as two additional indexes and a composite index over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 3000® Index to represent a broad measure of market performance. The table also includes the average annual returns of the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index and the Janus Balanced Composite Index, which are generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. Effective May 1, 2024, the Portfolio modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior principal investment strategies.

Annual Returns, Initial Class Shares
(by calendar year 2016-2025)

Best Quarter
2020, Q2	13.16%
Worst Quarter
2020, Q1	-11.84%

NYLIM VP Janus Henderson Balanced Portfolio

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Initial Class	2/17/2012	15.05%	8.58%	10.19%
Service Class	2/17/2012	14.76%	8.30%	9.91%
Russell 3000® Index[1]		17.15%	13.15%	14.29%
S&P 500® Index[2]		17.88%	14.42%	14.82%
Bloomberg U.S. Aggregate Bond Index[3]		7.30%	-0.36%	2.01%
Janus Balanced Composite Index[4]		14.17%	7.92%	9.24%

1. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2.  The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

3. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

4.  The Janus Balanced Composite Index is comprised of the S&P 500® Index and the Bloomberg U.S. Aggregate Bond Index weighted 55%/45% through April 30, 2025 and 60%/40%, thereafter, respectively.

Management

New York Life Investment Management LLC serves as the Manager. Janus Henderson Investors US LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

Janus Henderson Investors US LLC	Michael Keough, Executive Vice President and Co-Portfolio Manager	Since 2019
	Jeremiah Buckley, Executive Vice President and Co-Portfolio Manager	Since 2015

Greg Wilensky, Executive Vice President and Co-Portfolio Manager	Since 2020
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the NYLIM VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP MacKay Convertible Portfolio

(formerly, NYLI VP MacKay Convertible Portfolio)

Investment Objective

The Portfolio seeks capital appreciation together with current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.55%	0.55%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.59%	0.84%

1. The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million to $1 billion; 0.50% on assets from $1 billion to $2 billion; 0.49% on assets from $2 billion to $5 billion; and 0.48% on assets over $5 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 60	$ 189	$ 329	$ 738
Service Class	$ 86	$ 268	$ 466	$ 1,037
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in "convertible securities" such as bonds, debentures, corporate notes, and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities. Convertible securities are bonds, preferred stocks, and other securities that pay interest or dividends and are convertible into common stocks or their equivalent value. The balance of the Portfolio may be invested or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities, and cash or cash equivalents.

Investment Process: The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio invests in investment grade and below investment grade debt securities. Below investment grade securities are generally securities that receive low ratings from a nationally recognized statistical rating organization (“NRSRO”), or if unrated, are determined to be of equivalent quality by MacKay Shields LLC, the Portfolio's Subadvisor. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds." The Subadvisor may also invest without restriction in securities with lower ratings from a NRSRO. If NRSROs assign different ratings to the same security, the Portfolio will use the higher rating for purposes of determining the security's credit quality.

In selecting convertible securities for purchase or sale, the Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return, and the premium for the convertible security relative to the underlying common stock.

NYLIM VP MacKay Convertible Portfolio

The Subadvisor’s investment process includes a risk analysis that gives consideration to a variety of security-specific risks, including but not limited to, environmental, social and governance (“ESG”) risks that may have a material impact on the performance of a security. In addition to proprietary research, the Subadvisor may use screening tools and, to the extent available, third party data to identify ESG risk factors that may not have been captured through its own research. The Subadvisor’s consideration of ESG risk is weighed against other criteria and no sectors or industries are explicitly excluded from the Portfolio.

The Portfolio may also invest in "synthetic" convertible securities, which are derivative positions composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of one or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component.

The Portfolio may invest in foreign securities, which are securities issued by companies organized outside the United States or that trade primarily in non-U.S. securities markets. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk" (or similar designation) as determined by a third-party such as Bloomberg.

The Subadvisor may sell a security if it believes the security will no longer contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.
Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are different than the composition of the Portfolio's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio's benchmark.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. Certain types of convertible securities may decline in value or lose their value entirely in the event that the issuer's financial condition becomes significantly impaired. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Synthetic Convertible Securities Risk: The values of a synthetic convertible security and a true convertible security may respond differently to market fluctuations. In addition, in purchasing a synthetic convertible security, the Portfolio may have counterparty (including counterparty credit) risk with respect to the financial institution or investment bank that offers the instrument.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or

NYLIM VP MacKay Convertible Portfolio

the market’s perception of an issuer’s creditworthiness may affect the value of the Portfolio’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Portfolio’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Portfolio and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent the Portfolio is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises. Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio’s yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative by certain ratings agencies because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss (which may be substantial or total loss) of income and principal. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Portfolio may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

Liquidity and Valuation Risk: The Portfolio’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less

NYLIM VP MacKay Convertible Portfolio

than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Portfolio is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Private Placement and Restricted Securities Risk: The Portfolio may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Portfolio may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index to represent a broad measure of market performance. The table also includes the average annual returns of the ICE BofA U.S. Convertible Index, which is generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2016-2025)

Best Quarter
2020, Q2	23.28%
Worst Quarter
2020, Q1	-13.68%

NYLIM VP MacKay Convertible Portfolio

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Initial Class	10/1/1996	16.40%	5.60%	10.38%
Service Class	6/5/2003	16.11%	5.34%	10.10%
Bloomberg U.S. Aggregate Bond Index[1]		7.30%	-0.36%	2.01%
ICE BofA U.S. Convertible Index[2]		17.98%	5.05%	11.22%

1. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

2.  The ICE BofA U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the ICE BofA U.S. Convertible Index, bonds and preferred stocks must be convertible only to common stock.

Management

New York Life Investment Management LLC serves as the Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Manager	Service Date

MacKay Shields LLC	Edward Silverstein, Senior Managing Director	Since 2001
	Thomas Wynn, Managing Director	Since 2024
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the NYLIM VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds. Service Class shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by participating insurance companies.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP MacKay Convertible Portfolio

(formerly, NYLI VP MacKay Convertible Portfolio)

Investment Objective

The Portfolio seeks capital appreciation together with current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Service 2
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.55%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.14%
Total Annual Portfolio Operating Expenses	0.94%

1. The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million to $1 billion; 0.50% on assets from $1 billion to $2 billion; 0.49% on assets from $2 billion to $5 billion; and 0.48% on assets over $5 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service 2 Class	$ 96	$ 300	$ 520	$ 1,155
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in "convertible securities" such as bonds, debentures, corporate notes, and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities. Convertible securities are bonds, preferred stocks, and other securities that pay interest or dividends and are convertible into common stocks or their equivalent value. The balance of the Portfolio may be invested or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities, and cash or cash equivalents.

Investment Process: The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio invests in investment grade and below investment grade debt securities. Below investment grade securities are generally securities that receive low ratings from a nationally recognized statistical rating organization (“NRSRO”), or if unrated, are determined to be of equivalent quality by MacKay Shields LLC, the Portfolio's Subadvisor. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds." The Subadvisor may also invest without restriction in securities with lower ratings from a NRSRO. If NRSROs assign different ratings to the same security, the Portfolio will use the higher rating for purposes of determining the security's credit quality.

In selecting convertible securities for purchase or sale, the Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return, and the premium for the convertible security relative to the underlying common stock.

NYLIM VP MacKay Convertible Portfolio

The Subadvisor’s investment process includes a risk analysis that gives consideration to a variety of security-specific risks, including but not limited to, environmental, social and governance (“ESG”) risks that may have a material impact on the performance of a security. In addition to proprietary research, the Subadvisor may use screening tools and, to the extent available, third party data to identify ESG risk factors that may not have been captured through its own research. The Subadvisor’s consideration of ESG risk is weighed against other criteria and no sectors or industries are explicitly excluded from the Portfolio.

The Portfolio may also invest in "synthetic" convertible securities, which are derivative positions composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of one or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component.

The Portfolio may invest in foreign securities, which are securities issued by companies organized outside the United States or that trade primarily in non-U.S. securities markets. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk" (or similar designation) as determined by a third-party such as Bloomberg.

The Subadvisor may sell a security if it believes the security will no longer contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.
Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are different than the composition of the Portfolio's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio's benchmark.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. Certain types of convertible securities may decline in value or lose their value entirely in the event that the issuer's financial condition becomes significantly impaired. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Synthetic Convertible Securities Risk: The values of a synthetic convertible security and a true convertible security may respond differently to market fluctuations. In addition, in purchasing a synthetic convertible security, the Portfolio may have counterparty (including counterparty credit) risk with respect to the financial institution or investment bank that offers the instrument.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or

NYLIM VP MacKay Convertible Portfolio

the market’s perception of an issuer’s creditworthiness may affect the value of the Portfolio’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Portfolio’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Portfolio and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent the Portfolio is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises. Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio’s yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative by certain ratings agencies because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss (which may be substantial or total loss) of income and principal. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Portfolio may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

Liquidity and Valuation Risk: The Portfolio’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less

NYLIM VP MacKay Convertible Portfolio

than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Portfolio is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Private Placement and Restricted Securities Risk: The Portfolio may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Portfolio may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index to represent a broad measure of market performance. The table also includes the average annual returns of the ICE BofA U.S. Convertible Index, which is generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Service 2 Class Shares
(by calendar year 2017-2025)

Best Quarter
2020, Q2	23.17%
Worst Quarter
2020, Q1	-13.76%

NYLIM VP MacKay Convertible Portfolio

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	Since Inception

Service 2 Class	4/26/2016	15.99%	5.24%	10.17%
Bloomberg U.S. Aggregate Bond Index[1]		7.30%	-0.36%	1.77%
ICE BofA U.S. Convertible Index[2]		17.98%	5.05%	11.57%

1. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

2.  The ICE BofA U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the ICE BofA U.S. Convertible Index, bonds and preferred stocks must be convertible only to common stock.

Management

New York Life Investment Management LLC serves as the Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Manager	Service Date

MacKay Shields LLC	Edward Silverstein, Senior Managing Director	Since 2001
	Thomas Wynn, Managing Director	Since 2024
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the NYLIM VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds. Service 2 Class shares of the Portfolio are currently only offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by participating insurance companies.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP CBRE Global Infrastructure Portfolio

(formerly, NYLI VP CBRE Global Infrastructure Portfolio)

Investment Objective

The Portfolio seeks total return.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets) [1]	0.85%	0.85%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.24%	0.24%
Total Annual Portfolio Operating Expenses	1.09%	1.34%
Waiver / Reimbursement[2]	(0.14)%	(0.14)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	0.95%	1.20%
1. The management fee is as follows: 0.85% on assets up to $3 billion; and 0.84% on assets over $3 billion.

2. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.95% and 1.20%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 97	$ 333	$ 587	$ 1,316
Service Class	$ 122	$ 411	$ 721	$ 1,600
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 73% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets (net assets plus borrowings for investment purposes) in securities issued by infrastructure companies. The Portfolio expects to invest primarily in equity securities of companies located in a number of different countries, including the United States.

Under normal market conditions, the Portfolio will invest more than 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their business activities in the infrastructure group of industries. The Portfolio’s Subadvisor, CBRE Investment Management Listed Real Assets LLC, defines an infrastructure company as a company that derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, the ownership, management, development, construction, renovation, enhancement, or operation of infrastructure assets or the provision of services to companies engaged in such activities. Examples of infrastructure assets include transportation assets (such as toll roads, bridges, railroads, airports, and seaports), utility assets (such as electric transmission and distribution lines, gas distribution pipelines, water pipelines and treatment facilities, and sewer facilities), energy assets (such as oil and gas pipelines, storage facilities, and other facilities used for

NYLIM VP CBRE Global Infrastructure Portfolio

gathering, processing, or transporting hydrocarbon products as well as contracted renewable power assets), and communications assets (such as communications towers, data centers, fiber networks, and satellites).

Under normal circumstances, the Portfolio invests primarily in common stock, but may also invest in other equity securities including preferred stocks, convertible securities, rights or warrants to buy common stocks, and depositary receipts with characteristics similar to common stock. The Portfolio may also invest up to 25% of its net assets in master limited partnerships.

The Portfolio may invest in other investment companies, including exchange-traded funds.

Under normal market conditions, the Portfolio will invest a significant amount of its net assets (at least 40%, unless the Subadvisor deems market conditions to be unfavorable, in which case the Portfolio will invest at least 30%) in foreign securities. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg. The Portfolio will normally invest in companies located in at least three countries outside of the United States.

The Portfolio may invest up to 30% of its assets in securities of issuers in emerging markets. The Subadvisor defines emerging market countries as those countries that are included in the MSCI Emerging Markets Index. The Portfolio’s investments may be denominated in U.S. dollars, non-U.S. currencies, or multinational currency units. The Portfolio may hedge its currency exposure to securities denominated in non-U.S. currencies. The Portfolio may invest in securities of companies of any market size.

Investment Process: The Subadvisor uses a multi-step investment process for constructing the Portfolio’s investment portfolio that combines top-down geographic region and infrastructure sector allocation with bottom-up individual stock selection. The Subadvisor first selects infrastructure sectors in certain geographic regions in which to invest, and determines the degree of representation in the portfolio of such sectors and regions, through a systematic evaluation of the regulatory environment and economic outlook, capital market trends, macroeconomic conditions, and the relative value of infrastructure sectors. The Subadvisor then uses an in-house valuation process to identify infrastructure companies whose risk-adjusted returns it believes are compelling relative to their peers. The Subadvisor’s in-house valuation process examines several factors, including the company’s management and strategy, the stability and growth potential of cash flows and dividends, the location of the company’s assets, the regulatory environment in which the company operates; sustainability considerations (such as environmental, social and governance factors); and the company’s capital structure.

The Subadvisor includes sustainability considerations as one of the factors in its analysis to assess a company’s exposure to, and ability to manage, sustainability related risk. Sustainability factors are assessed based on internal research and information from an independent global provider of environmental, social and corporate governance research. The Subadvisor’s approach and implementation of all factors – including sustainability – is applied consistently across all investments and industries and does not change based on the size of the company or potential position size. As sustainability considerations are one of several factors in the Subadvisor's analysis, the Subadvisor generally will not forgo potential investments strictly based on evaluation of sustainability factors.

The Subadvisor may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain sustainability (such as environmental, social and governance factors) criteria when evaluating an investment opportunity. The application of sustainability criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are different than the composition of the Portfolio's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account sustainability criteria or the Portfolio's benchmark.

NYLIM VP CBRE Global Infrastructure Portfolio

Investments selected using quantitative methods or based on models that analyze information and data (“quantitative tools”) may perform differently from the market as a whole. The quantitative tool used by the Subadvisor, and the investments selected based on the quantitative tool, may not perform as expected. The quantitative tool may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative tools (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative tool, including the tool’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Infrastructure Investment Risk: The Portfolio’s investments in infrastructure-related securities expose the Portfolio to potential adverse economic, regulatory, political, legal and other changes affecting such investments. Issuers of securities in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental or other regulations and the effects of economic slowdowns. Rising interest rates could lead to higher financing costs and reduced earnings for infrastructure companies/issuers.

Rights and Warrants Risk: Rights and warrants may provide a greater potential for profit or loss than an equivalent investment in the underlying securities. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. If a right or warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such right or warrant.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of investing in foreign securities, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Preferred stock may also be subject to greater credit risk or other risks, such as risks related to limited voting rights, liquidity, regulatory changes and special redemption rights. In addition, preferred stocks may not pay dividends, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. To the extent that the Portfolio invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Portfolio’s investments to decline.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. Certain types of convertible securities may decline in value or lose their value entirely in the event that the issuer's financial condition becomes significantly impaired. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Master Limited Partnership (“MLP”) Risk: MLPs carry many of the risks inherent in investing in a partnership. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP. Limited partners may also have more limited control and limited rights to vote on matters affecting the MLP.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Portfolio may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk. These risks may be greater with

NYLIM VP CBRE Global Infrastructure Portfolio

respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Investments in Other Investment Companies Risk: The Portfolio's investment in another investment company may subject the Portfolio indirectly to the risks of that investment company. The Portfolio also will bear its share of the underlying investment company's fees and expenses, which are in addition to the Portfolio's own fees and expenses.

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF’s shares could result in the market price of the ETF’s shares being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs could result in losses on the investments in ETFs. ETFs may not achieve their investment objectives due to, among other reasons, regulatory restrictions, including exchange rules, rapid or material fluctuations in market prices of shares of an ETF, or shares of an ETF trading significantly above or below net asset value. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Liquidity and Valuation Risk: The Portfolio’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors’ interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Concentration Risk: Because the Portfolio concentrates its investments in the securities of issuers conducting their business activities in the infrastructure group of industries, the Portfolio may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Portfolio is particularly susceptible to financial, economic, political, or market events, as well as government regulation, impacting the infrastructure group of industries, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental or other regulations and the effects of economic slowdowns. The Portfolio is subject to the risk that: (i) its performance will be closely tied to the performance of those particular industries; (ii) its performance will be adversely impacted when such industries experience a downturn; and (iii) it will perform poorly during a slump in demand for securities of companies in such industries.

NYLIM VP CBRE Global Infrastructure Portfolio

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the MSCI World Index (Net) to represent a broad measure of market performance. The table also includes the average annual returns of the FTSE Global Core Infrastructure 50/50 Index (Net), which is generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. Effective February 28, 2020, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.

Annual Returns, Initial Class Shares
(by calendar year 2016-2025)

Best Quarter
2019, Q1	16.99%
Worst Quarter
2020, Q1	-28.97%

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Initial Class	5/1/2015	15.60%	7.06%	2.64%
Service Class	5/1/2015	15.31%	6.79%	2.39%
MSCI World Index (Net)[1]		21.09%	12.15%	12.17%
FTSE Global Core Infrastructure 50/50 Index (Net)[2]		14.36%	6.95%	7.79%

1. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

2.  The FTSE Global Core Infrastructure 50/50 Index (Net) is a market-capitalization-weighted index of worldwide infrastructure and infrastructure-related securities. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors.

NYLIM VP CBRE Global Infrastructure Portfolio

Management

New York Life Investment Management LLC serves as the Manager. CBRE Investment Management Listed Real Assets LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

CBRE Investment Management Listed Real Assets LLC	Jeremy Anagnos, CFA and CIO Infrastructure Division	Since 2020
	Joseph P. Smith, President, CFA and CIO Listed Real Assets	Since 2021
	Daniel Foley, CFA, Portfolio Manager	Since 2020
	Hinds Howard, Portfolio Manager	Since 2020
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the NYLIM VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP Hedge Multi-Strategy Portfolio

(formerly, NYLI VP Hedge Multi-Strategy Portfolio)

Investment Objective

The Portfolio seeks investment returns that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the NYLI Hedge Multi-Strategy Index. The NYLI Hedge Multi-Strategy Index seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill).

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.07%	0.07%
Acquired (Underlying) Fund Fees and Expenses	0.31%	0.31%
Total Annual Portfolio Operating Expenses	1.13%	1.38%
Waiver / Reimbursement[1]	(0.12)%	(0.12)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[1]	1.01%	1.26%

1. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.70% and 0.95%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 103	$ 347	$ 611	$ 1,364
Service Class	$ 128	$ 425	$ 744	$ 1,647
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 75% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in the NYLI Hedge Multi-Strategy Index (the “Underlying Index”). The Portfolio, by seeking to achieve performance similar to the overall hedge fund universe, is expected to provide investment returns that typically have a low correlation to traditional equity and fixed-income indices, lower volatility than traditional equity indices, and similar volatility to traditional investment grade fixed-income indices.

The Underlying Index typically consists of 30 to 70 component securities (“Underlying Index Components”) selected in accordance with the rules-based methodology for construction of the Underlying Index. The Underlying Index Components primarily include exchange-traded funds (“ETFs”) and/or other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange-traded commodity pools (“ETVs”), and

NYLIM VP Hedge Multi-Strategy Portfolio

may include exchange-traded notes (“ETNs”) (such ETFs, ETVs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”). The Portfolio is a “fund of funds” that seeks to achieve its investment objective by investing primarily in ETPs, but may also invest in one or more financial instruments, including but not limited to, futures contracts, reverse repurchase agreements, options, and swap agreements (collectively, “Financial Instruments”) in order to seek to achieve exposure to investment strategies and/or asset classes that are similar to those of the Underlying Index. To the extent that the Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Portfolio will concentrate its investments to approximately the same extent as the Underlying Index.

The Portfolio may invest up to 20% of its net assets in investments that are not Underlying Index Components, but which New York Life Investment Management LLC (“New York Life Investment Management”), the Portfolio’s advisor, believes will help the Portfolio track its Underlying Index. For example, the Portfolio may hold the underlying portfolio constituents of one or more ETPs that are Underlying Index Components, or a representative sample thereof. The Portfolio may also purchase ETPs that are not Underlying Index Components.

The Underlying Index Components may include as a component one or more ETFs advised New York Life Investment Management (“Affiliated ETFs”), and the Portfolio will typically invest in any Affiliated ETF included in the Underlying Index. The Portfolio also may invest in Affiliated ETFs that are not components of the Underlying Index if it is expected that such an investment will help the Portfolio track the Underlying Index.

The Portfolio employs a “passive management” — or indexing — investment approach designed to track the performance of the Underlying Index, which was developed by New York Life Investment Management. The Underlying Index generally is based on the premise that aggregated returns of hedge funds in a broad hedge fund universe display, over time, significant exposures to a set of common asset classes. The Underlying Index seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) over longer term periods and not on a daily basis. The Underlying Index does not seek to replicate the “alpha” portion of the return characteristics of the overall hedge fund universe. Managers included in the broad hedge fund universe may employ investment styles including, but not limited to:

• Equity strategies, including long-only, long bias, long/short, market neutral and dedicated short strategies;

• Fixed income strategies, including long-only and long/short credit strategies, high yield, asset-backed, and convertible bond strategies;

• Emerging market strategies, including global and region- and country-specific strategies;

• Sector strategies, including healthcare and biotechnology, technology, real estate, energy, financials and natural resources strategies; and

• Specialized and alternative strategies, including multi-strategy, balanced, global macro, event-driven, options, merger arbitrage and managed futures strategies.

The Underlying Index may include both long and short positions in ETFs and ETVs. As opposed to taking long positions in which an investor seeks to profit from increases in the price of a security, short selling (or “selling short”) is a technique used by the Portfolio to try and profit from the falling price of a security. Short selling involves selling a security that has been borrowed from a third party with the intention of buying the identical security back at a later date to return to that third party. The basic principle of short selling is that one can profit by selling a security now at a high price and later buying it back at a lower price. The short seller hopes to profit from a decline in the price of the security between the sale and the repurchase, as the seller will pay less to buy the security than it received on selling the security.

The Underlying Index Components generally provide exposures to:

• Alternative strategies including merger arbitrage, market neutral, long/short, options, private equity replication, and managed futures;

• U.S. large-capitalization equity;

• U.S. small-capitalization equity;

• U.S. growth equity;

• U.S. value equity;

• Emerging market equity, debt and sovereign debt, including small-capitalization equity;

• Foreign equity (Europe, Australasia & Far East), including small-capitalization equity;

• U.S. and foreign preferred securities;

• U.S. investment grade corporate debt;

• U.S. government short-, intermediate- and long-term maturity obligations;

• U.S. high yield (or “junk”) debt;

• U.S. Treasury Inflation Protection Securities (“TIPS”);

• U.S. mortgage-backed debt;

• U.S. convertible debt;

• U.S. floating rate bank loans;

• Municipal bonds;

NYLIM VP Hedge Multi-Strategy Portfolio

• Foreign sovereign debt;

• Foreign currencies and currency futures;

• U.S. and foreign real estate investment trusts;

• Commodities;

• The implied volatility of the S&P 500® Index; and

• Digital assets, through ETPs that seek exposure to Bitcoin or other types of digital assets, subject to a maximum weight in the Underlying Index of ± 2.5% at the time of rebalance.

New York Life Investment Management anticipates that, generally, the Portfolio will hold all of the investments that comprise the Underlying Index in approximate proportion to their weightings in the Underlying Index. However, the Portfolio may use a “representative sampling” strategy in seeking to track the performance of its Underlying Index when an Underlying Index Component is not available or when New York Life Investment Management believes it would be beneficial for the Portfolio to use a representative sampling strategy, such as when the use of a representative sampling strategy would reduce portfolio trading and implementation costs for the Portfolio. When using a representative sampling strategy, the Portfolio will invest in a sample of its Underlying Index Components where risk, return and other characteristics closely resemble the risk, return and other characteristics of the Underlying Index as a whole.

Principal Risks of the Portfolio

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by New York Life Investment Management may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. These may also be principal risks of an ETP in which the Portfolio invests.The relative significance of each principal risk summarized below may change over time.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF’s shares could result in the market price of the ETF’s shares being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs could result in losses on the investments in ETFs. ETFs may not achieve their investment objectives due to, among other reasons, regulatory restrictions, including exchange rules, rapid or material fluctuations in market prices of shares of an ETF, or shares of an ETF trading significantly above or below net asset value. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Index Risk: The performance of the Underlying Index may deviate from that of the markets the Underlying Index seeks to track due to changes that are reflected in the sector more quickly than the Underlying Index’s monthly rebalancing process can track. Securities in the Underlying Index may also underperform in comparison to the general securities markets. In addition, there is no assurance that the Underlying Index’s methodology will generate or produce the intended results, including achieving exposure to the overall hedge fund universe. Market disruptions and regulatory restrictions could have an adverse effect on the Portfolio’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected for a period of time or at all, which may have an adverse impact on the Portfolio and its shareholders.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Portfolio writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Portfolio could experience a substantial loss. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Portfolio's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Portfolio. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

NYLIM VP Hedge Multi-Strategy Portfolio

Large Transactions Risk: To minimize disruptions to the operations of the Portfolio, New York Life Investment Management seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. These practices may temporarily affect New York Life Investment Management's ability to fully implement the Portfolio's investment strategies.

Leverage Risk: To the extent the Portfolio employs certain strategies and instruments (e.g., derivatives) that result in economic leverage, the Portfolio may be more volatile and sensitive to market movements than a portfolio that does not employ leverage. The use of leverage creates additional investment exposure as well as the potential for greater loss and may require the Portfolio to liquidate investments when it may be disadvantageous to do so.

Liquidity and Valuation Risk: The Portfolio’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Portfolio is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio’s performance.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Cash Flow Risk: The amount of cash that the Portfolio has available to distribute to shareholders will depend on the ability of the ETPs in which the Portfolio has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by New York Life Investment Management may not produce the desired results or expected returns. The Portfolio may be particularly susceptible to this risk to the extent that New York Life Investment Management employs a “representative sampling” strategy. In addition, the Portfolio may not achieve its investment objective and the Portfolio may not achieve performance similar to the overall hedge fund universe or achieve returns that equal or exceed the Underlying Index, the Russell 3000® Index, S&P Balanced Equity and Bond-Conservative Index, Barclay Hedge Fund Index or NYLI Hedge Multi-Strategy Index.

Index Strategy Risk: Unlike many investment companies, the Portfolio seeks to track its Underlying Index and is not “actively” managed. Therefore, the Portfolio would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from (or was no longer useful in tracking a component of) the Underlying Index.

Short Selling and Short Exposure Risk: To the extent the Portfolio obtains short exposure through the use of derivatives, the Portfolio would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero. The Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale.

Until the Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Portfolio's broker or custodian to cover the Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Portfolio may not be able to substitute or sell the pledged collateral. This may limit the Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Portfolio's exposure to long positions and make any change in the Portfolio's net asset value

NYLIM VP Hedge Multi-Strategy Portfolio

greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Portfolio will leverage its portfolio, or if it does, that the Portfolio's leveraging strategy will be successful or that it will produce a higher return on an investment.

Correlation Risk: The investment results of the Portfolio may not equal or exceed those of the Underlying Index for a number of reasons, including operating expenses, transaction costs and trading risks (when rebalancing the Portfolio’s securities holdings to reflect changes in the Underlying Index or for other similar reasons), cash flows and operational inefficiencies. Market disruptions and regulatory restrictions could have an adverse effect on the Portfolio’s ability to adjust its exposure to the required levels to track the Underlying Index. In addition, the Portfolio may use a “representative sampling” approach, which may cause the Portfolio’s investment results to not be as well correlated with those of the Underlying Index as would be the case if the Portfolio purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the provider of the Underlying Index for a period of time or at all, which may have an adverse impact on the Portfolio and its shareholders. As a result, the Portfolio’s returns may be lower than the returns of the Underlying Index.

Fund of Funds Risk: The Portfolio’s investment performance, because it is a fund of funds, depends on the investment performance of the ETPs in which it invests.

Focused Portfolio Risk: To the extent that the Underlying Index concentrates (i.e., holds 25% or more of its total assets) in an industry or group of industries, the Portfolio will concentrate its investments to approximately the same extent as the Underlying Index. In such instances, the Portfolio may be subject to more risks than if it was more broadly diversified over numerous industries and sectors. General changes in market sentiment towards companies in the industries and sectors in which the Portfolio invests may adversely affect the Portfolio, and the performance of such industries and sectors may lag behind the broader market as a whole.

Investments in Other Investment Companies Risk: The Portfolio's investment in another investment company may subject the Portfolio indirectly to the risks of that investment company. The Portfolio also will bear its share of the underlying investment company's fees and expenses, which are in addition to the Portfolio's own fees and expenses.

Principal Risks of the ETPs

The principal risks of the ETPs in which the Portfolio invests, which could adversely affect the performance of the Portfolio, may include the risks summarized below. For purposes of the risks summarized below, the terms “Portfolio” and “Portfolios” may also refer to “Underlying Portfolio/Fund” or “ETPs” as the context requires.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Geographic Focus Risk: Issuers that operate in a single country, a small number of countries, or a particular geographic region can be affected similarly by the market, currency, political, social, economic, regulatory, geopolitical and other conditions in such country or region, and the Portfolio’s performance will be affected by the conditions in the countries or regions to which the Portfolio is exposed. To the extent the Portfolio focuses its investments in a particular country or region, its performance will be more susceptible to adverse developments in such country or region than a more geographically diversified fund.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

Value Stock Risk: Value stocks may never reach what the Portfolio's portfolio managers believe is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower than that of funds that invest in other types of equity securities.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on

NYLIM VP Hedge Multi-Strategy Portfolio

a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Portfolio may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. Certain types of convertible securities may decline in value or lose their value entirely in the event that the issuer's financial condition becomes significantly impaired. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Currency Risk: Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of investing in foreign securities, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Portfolio’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Portfolio’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-

NYLIM VP Hedge Multi-Strategy Portfolio

income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Portfolio and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent the Portfolio is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises. Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio’s yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative by certain ratings agencies because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss (which may be substantial or total loss) of income and principal. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Floating Rate Notes and Variable Rate Notes Risk: Floating and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Floating rate loans and other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors (sometimes referred to as “covenant-lite” loans or obligations) are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The terms of many floating rate notes and other instruments are tied to reference rates or benchmarks such as the Secured Overnight Financing Rate (“SOFR”).

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates (or the expectations of such changes), the market's perception of issuers, and the creditworthiness of the parties involved. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Pass-Through Securities Risk: Investments in mortgage pass-through securities are subject to similar market risks as fixed-income securities, which include, but are not limited to, interest rate risk, credit risk, prepayment risk, and extension risk.

Commodities and Commodity-Linked Derivatives Risk: Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Portfolio to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism, weather and natural disasters, and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Preferred stock may also be subject to greater credit risk or other risks, such as risks related to limited voting rights, liquidity, regulatory changes and special redemption rights. In addition, preferred stocks may not pay dividends, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. To the extent that the Portfolio invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Portfolio’s investments to decline.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs involve risks associated with direct ownership of real estate, including losses from casualty or condemnation, changes in local or general economic conditions, fluctuations in supply and demand, decline in property values, extended vacancies, increases in property taxes, lack of availability of mortgage financing, variations in rental income and changes in interest rates.

NYLIM VP Hedge Multi-Strategy Portfolio

Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency. In addition, REITs that are privately held or not traded on a national securities exchange may subject the Portfolio to liquidity and valuation risk.

Repurchase Agreement Risk: Repurchase agreements are subject to the risks that the seller will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security or other asset as agreed, which could cause losses to the Portfolio.

Rights and Warrants Risk: Rights and warrants may provide a greater potential for profit or loss than an equivalent investment in the underlying securities. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. If a right or warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such right or warrant.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities may be subject to greater levels of market, credit, issuer, and liquidity risks. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Additionally, distressed companies may be engaged in restructurings, bankruptcy proceedings or other financial difficulties which may cause the value of their securities to fluctuate rapidly or unpredictably. Generally, the Portfolio will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Portfolio's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Event-Driven Arbitrage Risk: The Portfolio’s investments in securities and companies in anticipation of a “special situation” (e.g., a merger) carry the risk that the special situation does not occur as anticipated, when anticipated, or at all, or if it is perceived to be less likely to occur. The market price of the security purchased by the Portfolio may decline sharply and result in losses to the Portfolio if, for example, such securities are ultimately sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price.

Floating Rate Loans Risk: The floating rate loans in which the Portfolio invests are usually rated below investment grade, or, if unrated, determined by New York Life Investment Management to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Portfolio's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Floating rate loans and other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors (sometimes referred to as “covenant-lite” loans or obligations) are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

The terms of many floating rate loans and other instruments are tied to reference rates or benchmarks such as the Secured Overnight Financing Rate (“SOFR”).

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, as well as economic, regulatory or political developments which could affect the market for and value of municipal securities. Municipalities may experience economic and financial difficulties in an adverse economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties or developments could cause increased volatility in the municipal securities market and could negatively impact the Portfolio’s net asset value.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Portfolio disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Portfolio may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased the loan participation interests. The Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Zero Coupon Bond Risk: Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. An investment in zero-coupon and delayed interest securities

NYLIM VP Hedge Multi-Strategy Portfolio

may cause the Portfolio to recognize income, and therefore the Portfolio may be required to make distributions to shareholders before the Portfolio receives any cash payments on its investment.

VIX Exposure Risk: The Portfolio may invest in investment products whose value is linked to the performance of the Cboe Volatility Index (the “VIX Index”). The VIX Index seeks to measure the 30-day expected volatility of the Standard & Poor’s 500® Index (“S&P 500® Index”), as calculated based on the prices of certain put and call options on the S&P 500® Index. Products providing exposure to the VIX Index are not able to invest directly in the components of the VIX Index, but rather generally gain exposure to the VIX Index’s performance by purchasing or selling futures contracts on the VIX Index. The level of the S&P 500® Index, the prices of options on the S&P 500® Index, the level of the VIX Index itself and the value of futures contracts on the VIX Index may change suddenly and unpredictably, and may negatively affect the value of the Portfolio’s investments in VIX Index-linked products. In addition, the actual volatility of the S&P 500® Index may not conform to a level predicted by the VIX Index or to the prices of the included put and call options. Several factors may affect the price of the VIX Index, including, but not limited to: market prices and forward volatility levels; expectations that volatility as measured by the VIX Index will fluctuate; supply and demand of VIX Index futures and listed and over-the- counter equity derivative markets; international or domestic political, economic, geographic or financial events; natural disasters; and changes in legal and regulatory regimes in the United States.

Digital Assets Risk: An investment providing exposure to Bitcoin or other digital assets through one or more digital asset-based products (such as ETPs) is subject to the risks associated with such digital assets, their underlying networks, and their markets. These risks include market volatility, manipulative, disruptive, or otherwise illegal actions by identified or unidentified bad actors, liquidity risks, interest rate, exchange rate and inflation rate risks, regulatory changes, and technological uncertainties.

• Underlying Digital Asset-Based Product Risk. Investments in a digital asset-based product that provides exposure to Bitcoin, or other digital assets, whether held directly or through derivatives such as futures contracts, carry significant risks. Shares of digital asset-based products have historically traded, and may, in the future, trade at a significant discount or premium to NAV. The market price of the digital asset-based product may move independent of the value of the underlying digital asset. Market volatility may be amplified by technological advancements, regulatory developments, and broader economic conditions. Derivatives exposure introduces additional liquidity and counterparty risk.

• Digital Asset Investment Risk. Investments in digital assets through holdings in one or more ETPs exposes the Portfolio to the unique risks of these digital assets. Prices are highly volatile, driven by fluctuating network adoption, acceptance levels, and usage trends. Digital assets do not constitute legal tender, lack governmental or central bank backing, and are subject to potential government restrictions. Digital assets are susceptible to fraud, theft, market manipulation, and security breaches at trading platforms, wallets, or other locations. Large holders of these assets can influence prices significantly. Changes in the blockchain networks can affect demand and performance. Prices can be influenced and speculative trading may drive price movements independent or fundamental adoption or utility.

• Trading Platform Risk. Trading platforms for digital assets remain largely unregulated and pose the risk of non-compliance with applicable regulations if any assets on the platforms are deemed to be securities. Trading platforms are also prone to fraud and operational failures, and security breaches. Platform shutdowns or other disruptions, whether due to fraud, technical issues, or security breaches, can significantly impact market prices, liquidity and investor confidence.

• Blockchain Technology Risk. Blockchain technology underpins digital assets, yet it remains relatively nascent and largely untested. Competing platforms, adoption rates, and technological advancements can affect functionality and relevance. Regulatory changes, cybersecurity incidents, and intellectual property disputes could adversely affect blockchain-dependent investments.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance and three additional indexes over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 3000® Index to represent a broad measure of market performance. The table also includes the average annual returns of the S&P Balanced Equity and Bond-Conservative Index, Barclay Hedge Fund Index and NYLI Hedge Multi-Strategy Index, which are generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio commenced operations on September 10, 2018. Effective November 30, 2018, the Portfolio entered into a reorganization with MainStay VP Absolute Return Multi-Strategy Portfolio (the "Reorganization"). As part of the Reorganization, the Portfolio assumed the performance history of MainStay VP Absolute Return Multi-Strategy Portfolio. Therefore, performance information for periods prior to November 30, 2018, reflects the performance of MainStay VP Absolute Return Multi-Strategy Portfolio.

NYLIM VP Hedge Multi-Strategy Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2016-2025)

Best Quarter
2020, Q2	6.36%
Worst Quarter
2020, Q1	-7.48%

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Initial Class	5/1/2013	8.05%	2.92%	2.07%
Service Class	5/1/2013	7.78%	2.67%	1.81%
Russell 3000® Index[1]		17.15%	13.15%	14.29%
S&P Balanced Equity and Bond Conservative Index[2]		10.66%	2.26%	4.75%
Barclay Hedge Fund Index[3]		12.16%	6.34%	6.38%
NYLI Hedge Multi-Strategy Index[4]		9.36%	3.74%	4.00%

1. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2.  The S&P Balanced Equity and Bond-Conservative Index consists of a position in the S&P 500 Total Return Index (25%) and a position in the S&P U.S. Treasury Bond 7-10 Year Index (75%).

3.  The Barclay Hedge Fund Index is a measure of the average return of all hedge funds (excepting Funds of Funds) in the Barclay database. The index is simply the arithmetic average of the net returns of all the funds that have reported that month.

4.  The NYLI Hedge Multi-Strategy Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using various hedge fund investment styles, including long/short equity, global macro, market neutral, event-driven, fixed income arbitrage and emerging markets.

Management

New York Life Investment Management LLC serves as the Manager. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

New York Life Investment Management LLC	Greg Barrato, Director	Since 2018
	Francis J. Ok, Managing Director	Since 2023

NYLIM VP Hedge Multi-Strategy Portfolio

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the NYLIM VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP Bond Portfolio

(formerly, NYLI VP Bond Portfolio)

Investment Objective

The Portfolio seeks total return.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.50%	0.50%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.55%	0.80%

1. The management fee is as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; 0.45% on assets from $1 billion to $3 billion; and 0.44% on assets over $3 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 56	$ 176	$ 307	$ 689
Service Class	$ 82	$ 255	$ 444	$ 990
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 271% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in bonds, which include all types of debt securities such as debt or debt-related securities issued or guaranteed by U.S. or foreign governments, their agencies or instrumentalities; obligations of international or supranational entities; debt securities issued by U.S. or foreign corporate entities; zero coupon bonds; mortgage-related and other asset-backed securities; and loan participation interests. Debt securities are debt obligations and similar instruments that represent a creditor relationship with an issuer or trust and generally provide for the payment of interest (fixed, floating, or otherwise variable) and the repayment of principal, whether at maturity or over time. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk" (or similar designation) as determined by a third-party such as Bloomberg. The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by NYL Investors LLC, the Portfolio's Subadvisor. Effective maturity is a measure of a debt security's maturity which takes into consideration the possibility that the issuer may call the debt security before its maturity date.

At least 65% of the Portfolio's total assets will generally be invested in investment grade debt securities as rated by a nationally recognized statistical rating organization (“NRSRO”) (such as securities rated higher than Baa and BBB), or if unrated, determined to be of comparable quality. If NRSROs assign different ratings to the same security, the Portfolio will use the higher rating for purposes of determining the security's credit quality.

NYLIM VP Bond Portfolio

The Portfolio may invest in mortgage dollar rolls, which are transactions in which the Portfolio sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis.

Commercial paper must have the highest rating given by an NRSRO when purchased (such as Prime-1 or A-1), or if unrated, determined to be of comparable quality by the Subadvisor. The Portfolio's principal investments may have fixed or floating rates of interest. The Portfolio may also invest in derivatives, such as futures and options, to enhance returns or reduce the risk of loss of (hedge) certain of its holdings.

Investment Process: In pursuing the Portfolio’s investment strategy, the Subadvisor conducts a continuous review of expected returns, yields and other information derived from a database which it maintains in managing fixed income portfolios.

Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Subadvisor in managing the Portfolio and determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. The Subadvisor’s investment process includes a risk analysis that gives consideration to a variety of security-specific risks, including but not limited to, environmental, social and governance (“ESG”) risks that may have a material impact on the performance of a security. In addition to proprietary research, the Subadvisor may use screening tools and, to the extent available, third-party data to identify ESG risk factors that may not have been captured through its own research. The Subadvisor’s consideration of ESG risk is weighed against other criteria and no sectors or industries are explicitly excluded from the Portfolio. Maturity duration shifts adjustments are based on a set of investment decisions that take into account a broad range of economic, fundamental and technical indicators.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.
Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are different than the composition of the Portfolio’s benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio’s benchmark.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Portfolio’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Portfolio’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall,

NYLIM VP Bond Portfolio

prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Portfolio and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent the Portfolio is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises. Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio’s yield will fluctuate with changes in short-term interest rates.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Portfolio disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Portfolio may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased the loan participation interests. The Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Portfolio may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Portfolio writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Portfolio could experience a substantial loss. Derivatives may also increase the expenses of the Portfolio.

Zero Coupon Bond Risk: Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. An investment in zero-coupon and delayed interest securities may cause the Portfolio to recognize income, and therefore the Portfolio may be required to make distributions to shareholders before the Portfolio receives any cash payments on its investment.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected.

NYLIM VP Bond Portfolio

Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates (or the expectations of such changes), the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Portfolio at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Mortgage Pass-Through Securities Risk: Investments in mortgage pass-through securities are subject to similar market risks as fixed-income securities, which include, but are not limited to, interest rate risk, credit risk, prepayment risk, and extension risk.

Liquidity and Valuation Risk: The Portfolio’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Portfolio is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative by certain ratings agencies because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss (which may be substantial or total loss) of income and principal. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Portfolio Turnover Risk: The strategy of the Portfolio may result in high portfolio turnover. A high turnover rate may increase transaction costs, which are paid by the Portfolio. Additionally, a high turnover rate may generate capital gains, (on which Portfolio shareholders will pay taxes, even if such shareholders do not sell any shares by year-end).

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index to represent a broad measure of market performance, and is generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

NYLIM VP Bond Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2016-2025)

Best Quarter
2023, Q4	6.95%
Worst Quarter
2022, Q1	-6.27%

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/23/1984	6.83%	-0.63%	1.96%
Service Class	6/4/2003	6.57%	-0.88%	1.71%
Bloomberg U.S. Aggregate Bond Index[1]		7.30%	-0.36%	2.01%

1. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

Management

New York Life Investment Management LLC serves as the Manager. NYL Investors LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

NYL Investors LLC	Neil Moriarty, III, Senior Managing Director	Since February 2026
	Lesya Paisley, Managing Director	Since February 2026
	Michael DePalma, Senior Managing Director	Since February 2026
	Cameron White, Managing Director	Since February 2026
	Zachary Aronson, Managing Director	Since February 2026
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the NYLIM VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

NYLIM VP Bond Portfolio

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP Floating Rate Portfolio

(formerly, NYLI VP Floating Rate Portfolio)

Investment Objective

The Portfolio seeks high current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.64%	0.89%

1. The management fee is as follows: 0.60% on assets up to $1 billion; 0.575% on assets from $1 billion to $3 billion; and 0.565% on assets over $3 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 65	$ 205	$ 357	$ 798
Service Class	$ 91	$ 284	$ 493	$ 1,096
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of floating rate loans and other floating rate debt securities. Floating rate securities are debt instruments issued by companies or other entities that pay a floating rate of interest, which resets periodically. The Portfolio may also purchase fixed-income and variable rate debt securities and money market securities or instruments. When NYL Investors LLC, the Portfolio's Subadvisor, believes that market or economic conditions are unfavorable to investors, up to 100% of the Portfolio's assets may be invested in money market or short-term debt securities. The Subadvisor may also invest in these types of securities or hold a higher than ordinary level of cash, while looking for suitable investment opportunities or to maintain an appropriate level of liquidity.

The Portfolio may invest up to 25% of its total assets in foreign securities which are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg.

Investment Process: The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Subadvisor seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Subadvisor prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Subadvisor attempts to control risk and limit defaults.

NYLIM VP Floating Rate Portfolio

Floating rate loans may offer a favorable yield spread over other short-term debt alternatives. Historically, floating rate loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds and U.S. government securities. Securities that are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) (such as securities rated lower than BBB- and Baa3), commonly referred to as “high-yield securities” or “junk bonds.” Floating rate loans are speculative investments and are usually rated below investment grade by an NRSRO. They typically have less credit risk and historically have had lower default rates than junk bonds. These loans are typically the most senior source of capital in a borrower's capital structure and usually have certain of the borrower's assets pledged as collateral. Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the Secured Overnight Financing Rate or another reference rate or benchmark. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

The Subadvisor’s investment process relies on a comprehensive fundamental investment discipline, including, but not limited to, consideration of environmental, social and governance (“ESG”) factors that may be material to a company’s performance and prospects. In addition to internal research, the Subadvisor may use third-party ESG data to compare internal views with external perspectives.

The Subadvisor may reduce or eliminate the Portfolio's position in a holding if it no longer believes the holding will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a holding, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Subadvisor continually evaluates market factors and comparative metrics to determine relative value.
Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are different than the composition of the Portfolio's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio's benchmark.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Portfolio’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Portfolio’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk,

NYLIM VP Floating Rate Portfolio

as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Portfolio and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent the Portfolio is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises. Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio’s yield will fluctuate with changes in short-term interest rates.

Floating Rate Loans Risk: The floating rate loans in which the Portfolio invests are usually rated below investment grade, or, if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Portfolio's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Floating rate loans and other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors (sometimes referred to as “covenant-lite” loans or obligations) are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

The terms of many floating rate loans and other instruments are tied to reference rates or benchmarks such as the Secured Overnight Financing Rate (“SOFR”).

Liquidity and Valuation Risk: The Portfolio’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Portfolio is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Portfolio disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Portfolio may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased the loan participation interests. The Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also

NYLIM VP Floating Rate Portfolio

be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Portfolio may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative by certain ratings agencies because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss (which may be substantial or total loss) of income and principal. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index to represent a broad measure of market performance. The table also includes the average annual returns of the Morningstar LSTA US Leveraged Loan Index, which is generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

NYLIM VP Floating Rate Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2016-2025)

Best Quarter
2020, Q2	8.60%
Worst Quarter
2020, Q1	-11.96%

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Initial Class	5/2/2005	5.13%	5.43%	5.01%
Service Class	5/2/2005	4.86%	5.16%	4.74%
Bloomberg U.S. Aggregate Bond Index[1]		7.30%	-0.36%	2.01%
Morningstar LSTA US Leveraged Loan Index[2]		5.90%	6.42%	5.83%

1. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

2.  The Morningstar LSTA US Leveraged Loan Index is a broad index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market.

Management

New York Life Investment Management LLC serves as the Manager. NYL Investors LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

NYL Investors LLC	Arthur S. Torrey, Managing Director	Since 2012
	Gregory Fantoni, Senior Director	Since 2025
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the NYLIM VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that

NYLIM VP Floating Rate Portfolio

offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP MacKay High Yield Corporate Bond Portfolio

(formerly, NYLI VP MacKay High Yield Corporate Bond Portfolio)

Investment Objective

The Portfolio seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.57%	0.57%
Waiver / Reimbursement[2]	(0.01)%	(0.01)%
Management Fee After Waivers/Reimbursements[2]	0.56%	0.56%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.59%	0.84%

1. Restated to reflect current management fees. The management fee is as follows: 0.60% on assets up to $1 billion; 0.55% on assets from $1 billion to $5 billion; 0.525% on assets from $5 billion to $7 billion; 0.50% on assets from $7 billion to $10 billion, 0.49% on assets from $10 billion to $15 billion; and 0.48% on assets over $15 billion.

2. New York Life Investment Management LLC has contractually agreed to waive a portion of its management fee for the Portfolio so that the management fee does not exceed 0.57% on assets up to $1 billion. This agreement will remain in effect until May 1, 2027, thereafter shall renew automatically for one-year terms, and may not be terminated or materially amended without the approval of the Board of Trustees and shareholders of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 60	$ 189	$ 329	$ 738
Service Class	$ 86	$ 268	$ 466	$ 1,037
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or that are unrated but are considered to be of comparable quality by MacKay Shields LLC, the Portfolio's Subadvisor. Corporate debt securities are bonds and other debt securities, including preferred stock, convertible corporate securities and loans and loan participations, issued by corporations and other business structures. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk" (or similar designation) as determined by a third-party such as Bloomberg.

Securities that are rated below investment grade by NRSROs (such as securities rated lower than BBB- and Baa3) are commonly referred to as “high-yield securities” or "junk bonds." If NRSROs assign different ratings to the same security for purposes of determining the security's credit

NYLIM VP MacKay High Yield Corporate Bond Portfolio

quality, the Portfolio will use the middle rating when three NRSROs rate the security. For securities where only two NRSROs rate the security, the Portfolio will use the higher rating. If only one rating is available for a security, the Portfolio will use that rating.

The Portfolio's high-yield investments may also include convertible corporate securities, loans and loan participation interests. The Portfolio may invest up to 20% of its net assets in common stocks and other equity-related securities.

The Portfolio may hold cash or invest in short-term instruments during times when the Subadvisor is unable to identify attractive high-yield securities.

The Portfolio may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

In times of unusual or adverse market, economic or political conditions, the Portfolio may invest without limit in investment grade securities and may invest in U.S. government securities or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist in some cases, for up to a year or longer. To the extent the Portfolio is invested in cash, investment grade debt or other high quality instruments, the yield on these investments tends to be lower than the yield on other investments normally purchased by the Portfolio. Although investing heavily in these investments may help to preserve the Portfolio's assets, it may not be consistent with the Portfolio's primary investment objective and may limit the Portfolio's ability to achieve a high level of income.

Investment Process: The Subadvisor seeks to identify investment opportunities by analyzing individual companies and evaluating each company's competitive position, financial condition, and business prospects. The Portfolio invests in companies in which the Subadvisor has judged that there is sufficient asset coverage—that is, the Subadvisor's subjective appraisal of a company's value compared to the value of its debt, with the intent of maximizing risk-adjusted income and returns.

The Subadvisor may sell a security if it believes the security will no longer contribute to meeting the investment objectives of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the price of the security and meaningful changes in the issuer's financial condition and competitiveness.
Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Portfolio’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Portfolio’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-

NYLIM VP MacKay High Yield Corporate Bond Portfolio

income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Portfolio and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent the Portfolio is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises. Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio’s yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative by certain ratings agencies because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss (which may be substantial or total loss) of income and principal. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: The Portfolio’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Portfolio is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Portfolio disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Portfolio may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased the loan participation interests. The Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Floating Rate Loans Risk: The floating rate loans in which the Portfolio invests are usually rated below investment grade, or, if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Portfolio's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Floating rate loans and other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors (sometimes referred to as “covenant-lite” loans or obligations) are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

NYLIM VP MacKay High Yield Corporate Bond Portfolio

The terms of many floating rate loans and other instruments are tied to reference rates or benchmarks such as the Secured Overnight Financing Rate (“SOFR”).

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. Certain types of convertible securities may decline in value or lose their value entirely in the event that the issuer's financial condition becomes significantly impaired. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Portfolio may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Portfolio writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Portfolio could experience a substantial loss. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Portfolio's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Portfolio. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

NYLIM VP MacKay High Yield Corporate Bond Portfolio

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Private Placement and Restricted Securities Risk: The Portfolio may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Portfolio may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index to represent a broad measure of market performance. The table also includes the average annual returns of the ICE BofA U.S. High Yield Constrained Index, which is generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2016-2025)

Best Quarter
2020, Q2	9.24%
Worst Quarter
2020, Q1	-12.20%

NYLIM VP MacKay High Yield Corporate Bond Portfolio

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Initial Class	5/1/1995	6.87%	4.44%	6.14%
Service Class	6/4/2003	6.60%	4.18%	5.87%
Bloomberg U.S. Aggregate Bond Index[1]		7.30%	-0.36%	2.01%
ICE BofA U.S. High Yield Constrained Index[2]		8.50%	4.50%	6.44%

1. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

2.  The ICE BofA U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the ICE BofA U.S. High Yield Constrained Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the ICE BofA U.S. High Yield Constrained Index.

Management

New York Life Investment Management LLC serves as the Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Manager	Service Date

MacKay Shields LLC	Andrew Susser, Executive Managing Director	Since 2013
	Dohyun Cha, Senior Managing Director	Since 2024
	Won Choi, Senior Managing Director	Since 2024
	Nate Hudson, Senior Managing Director	Since 2024
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the NYLIM VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP MacKay Strategic Bond Portfolio

(formerly, NYLI VP MacKay Strategic Bond Portfolio)

Investment Objective

The Portfolio seeks total return by investing primarily in domestic and foreign debt securities.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.59%	0.59%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.06%	0.06%
Total Annual Portfolio Operating Expenses	0.65%	0.90%

1. The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million to $1 billion; 0.50% on assets from $1 billion to $5 billion; and 0.475% on assets over $5 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 66	$ 208	$ 362	$ 810
Service Class	$ 92	$ 287	$ 498	$ 1,108
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 96% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective through a flexible investment process that allocates investments across the global fixed-income markets. The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a diversified portfolio of debt or debt-related securities such as: debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities; obligations of international or supranational entities; debt or debt-related securities issued by U.S. or foreign corporate entities; zero coupon bonds; municipal bonds; mortgage-related and other asset-backed securities; loan participation interests; convertible bonds; and variable or floating rate debt securities. Fixed income securities are debt obligations and similar instruments that represent a creditor relationship with an issuer or trust and generally provide for the payment of interest (fixed, floating, or otherwise variable) and the repayment of principal, whether at maturity or over time. The Portfolio may invest in debt securities that are rated investment grade and below investment grade by a nationally recognized statistical rating organization (“NRSRO”) (such securities rated lower than BBB- and Baa3). Securities that are rated below investment grade by NRSROs are commonly referred to as “high-yield securities” or “junk bonds.” If NRSROs assign different ratings to the same security, the Portfolio will use the higher rating for purposes of determining the security’s credit quality. The securities may be denominated in U.S. or foreign currencies, and may have fixed, variable, floating or inverse floating rates of interest. The Portfolio may invest without limitation in securities of foreign issuers, including emerging markets. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk" (or similar designation) as determined by a third-party such as Bloomberg. The currency exposure of non-U.S. investments may or may not be hedged. The Portfolio may invest up to 15% of its net assets in equity securities.

NYLIM VP MacKay Strategic Bond Portfolio

The Portfolio intends to utilize various investment strategies in a broad array of fixed-income sectors to achieve its investment objective. The Portfolio will not be constrained by portfolio management relative to an index. Because the Portfolio does not track a fixed-income index, its performance may vary at times and demonstrate low correlation to traditional fixed-income indices. In pursuing its investment objective, the Portfolio’s investment strategy is subject to market risk and shares may gain or lose value.

The average portfolio duration of the Portfolio will normally vary from 0 to 7 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Portfolio may invest in derivatives, such as futures, options, forward commitments and interest rate swap agreements to try to enhance returns or reduce the risk of loss by hedging certain of its holdings or manage duration. The Portfolio may invest up to 25% of its total assets in swaps.

The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Investment Process: MacKay Shields LLC, the Portfolio’s Subadvisor, seeks to identify investment opportunities through an investment process focused on macroeconomic analysis and bottom-up security selection. The Subadvisor allocates the Portfolio's investments among the various bond market sectors based on current and projected economic and market conditions. The Portfolio may invest across bond market sectors, geographies and credit qualities.

The Subadvisor’s investment process includes a risk analysis that gives consideration to a variety of security-specific risks, including but not limited to, environmental, social and governance (“ESG”) risks that may have a material impact on the performance of a security. In addition to proprietary research, the Subadvisor may use screening tools and, to the extent available, third-party data to identify ESG risk factors that may not have been captured through its own research. The Subadvisor’s consideration of ESG risk is weighed against other criteria and no sectors or industries are explicitly excluded from the Portfolio.

The Subadvisor may sell a security if it believes the security will no longer contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the domestic and foreign economies, and meaningful changes in the issuer's financial condition, including changes in the issuer's credit risk and competitiveness.
Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are different than the composition of the Portfolio's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio's benchmark.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Portfolio’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk

NYLIM VP MacKay Strategic Bond Portfolio

than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Portfolio’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Portfolio and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent the Portfolio is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises. Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio’s yield will fluctuate with changes in short-term interest rates.

Zero Coupon Bond Risk: Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. An investment in zero-coupon and delayed interest securities may cause the Portfolio to recognize income, and therefore the Portfolio may be required to make distributions to shareholders before the Portfolio receives any cash payments on its investment.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, as well as economic, regulatory or political developments which could affect the market for and value of municipal securities. Municipalities may experience economic and financial difficulties in an adverse economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties or developments could cause increased volatility in the municipal securities market and could negatively impact the Portfolio’s net asset value.

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the U.S. or other countries may prohibit or restrict the ability of the Portfolio to short sell certain securities, either generally or with respect to certain industries or countries, which may impact the Portfolio's ability to fully implement its investment strategies.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Portfolio writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Portfolio could experience a substantial loss. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Portfolio's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Portfolio. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

NYLIM VP MacKay Strategic Bond Portfolio

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative by certain ratings agencies because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss (which may be substantial or total loss) of income and principal. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Floating Rate Notes and Variable Rate Notes Risk: Floating and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Floating rate loans and other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors (sometimes referred to as “covenant-lite” loans or obligations) are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The terms of many floating rate notes and other instruments are tied to reference rates or benchmarks such as the Secured Overnight Financing Rate (“SOFR”).

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Portfolio at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates (or the expectations of such changes), the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Portfolio disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Portfolio may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased the loan participation interests. The Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Floating Rate Loans Risk: The floating rate loans in which the Portfolio invests are usually rated below investment grade, or, if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Portfolio's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Floating rate loans and other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors (sometimes referred to as “covenant-lite” loans or obligations) are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

NYLIM VP MacKay Strategic Bond Portfolio

The terms of many floating rate loans and other instruments are tied to reference rates or benchmarks such as the Secured Overnight Financing Rate (“SOFR”).

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Portfolio may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. Certain types of convertible securities may decline in value or lose their value entirely in the event that the issuer's financial condition becomes significantly impaired. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

When-Issued Securities Risk: The Portfolio may agree to purchase a security on a when-issued basis, making a commitment to pay a fixed price for a security when it is issued in the future. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment.

Portfolio Turnover Risk: The strategy of the Portfolio may result in high portfolio turnover. A high turnover rate may increase transaction costs, which are paid by the Portfolio. Additionally, a high turnover rate may generate capital gains, (on which Portfolio shareholders will pay taxes, even if such shareholders do not sell any shares by year-end).

Liquidity and Valuation Risk: The Portfolio’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value

NYLIM VP MacKay Strategic Bond Portfolio

these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Portfolio is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Private Placement and Restricted Securities Risk: The Portfolio may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Portfolio may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index to represent a broad measure of market performance, and is generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2016-2025)

Best Quarter
2020, Q2	7.20%
Worst Quarter
2020, Q1	-6.91%

NYLIM VP MacKay Strategic Bond Portfolio

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Initial Class	4/29/2011	8.87%	3.98%	4.40%
Service Class	4/29/2011	8.60%	3.73%	4.14%
Bloomberg U.S. Aggregate Bond Index[1]		7.30%	-0.36%	2.01%

1. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

Management

New York Life Investment Management LLC serves as the Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

MacKay Shields LLC	Neil Moriarty, III, Senior Managing Director	Since 2018
	Lesya Paisley, Managing Director	Since 2022
	Michael DePalma, Senior Managing Director	Since 2023
	Cameron White, Managing Director	Since 2025
	Zachary Aronson, Managing Director	Since 2025
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the NYLIM VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP MacKay U.S. Infrastructure Bond Portfolio

(formerly, NYLI VP MacKay U.S. Infrastructure Bond Portfolio)

Investment Objective

The Portfolio seeks current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.50%	0.50%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.07%	0.07%
Total Annual Portfolio Operating Expenses	0.57%	0.82%

1. The management fee is as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; 0.45% on assets from $1 billion to $3 billion; and 0.43% on assets over $3 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 58	$ 183	$ 318	$ 714
Service Class	$ 84	$ 262	$ 455	$ 1,014
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 85% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed, diversified portfolio of U.S. infrastructure-related debt issuers and/or securities intended primarily to finance infrastructure-related activities. Fixed income securities are debt obligations and similar instruments that represent a creditor relationship with an issuer or trust and generally provide for the payment of interest (fixed, floating, or otherwise variable) and the repayment of principal, whether at maturity or over time. Infrastructure-related debt securities may include securities with special features (e.g., puts and variable or floating rates) that have price volatility characteristics similar to other debt securities.

Infrastructure-related investments include securities issued to finance any assets or projects that support the operation, function, growth or development of a community or economy. Examples of these investments include, but are not limited to, transportation assets (e.g., roads and bridges), utility assets (e.g., electric, gas and water distribution facilities and networks) and social assets (e.g., hospitals and schools).

The Portfolio may also invest in securities of issuers that (i) directly invest in infrastructure-related companies; (ii) operate or utilize infrastructure-related assets (e.g., airlines, automakers and technology companies); or (iii) have indirect exposure to infrastructure-related assets (e.g., suppliers of construction materials). The Portfolio’s Subadvisor, MacKay Shields LLC, defines an infrastructure-related issuer as an issuer that derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, the ownership, management, development, construction, renovation, enhancement, or operation of infrastructure assets or the provision of services to companies engaged in such activities.

NYLIM VP MacKay U.S. Infrastructure Bond Portfolio

The Portfolio invests at least 60% of its assets in taxable municipal debt securities. The Portfolio may invest up to 20% of its assets in tax-exempt municipal debt securities. On average, the Portfolio will invest in municipal bonds that have a maturity of 5 years or longer.

Municipal debt securities include bonds issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities. All distributions by the Portfolio, including any distributions derived from tax-exempt municipal obligations, may be includible in taxable income for purposes of the federal alternative minimum tax. The Portfolio does not seek to provide income exempt from federal income tax. The Portfolio may invest in both taxable and tax-exempt municipal bonds.

The Portfolio invests in investment grade securities as rated by a nationally recognized statistical rating organization (“NRSRO”) at the time of purchase, or if unrated, determined to be of comparable quality by MacKay Shields LLC, the Portfolio’s Subadvisor, and invests in commercial paper only if rated in the top two highest rating categories by an NRSRO at the time of purchase, or if unrated, determined by the Subadvisor to be of comparable quality. If NRSROs assign different ratings for the same security, the Portfolio will use the higher rating for purposes of determining the credit quality.

The Portfolio's principal investments may have fixed, variable or floating interest rates and include: taxable and tax-exempt municipal debt securities; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-related and asset-backed securities; certificates of deposit, time deposits and bankers' acceptances issued by U.S. banks or savings and loan associations; and debt securities issued by the United States.

The Portfolio may invest in derivatives, such as futures, options and swap agreements, to seek enhanced returns or to seek to reduce the risk of loss by hedging certain of its holdings.

Investment Process: The Subadvisor seeks to allocate investments primarily across the taxable fixed income market but can also utilize the tax-exempt fixed income market as well as treasuries and agencies. Allocations are based on the current economic environment, the level of absolute and relative yields, and the interest rate outlook. The Subadvisor’s investment process includes a risk analysis that gives consideration to a variety of security-specific risks, including but not limited to, environmental, social and governance (“ESG”) risks that may have a material impact on the performance of a security. In addition to proprietary research, the Subadvisor may use screening tools and, to the extent available, third-party data to identify ESG risk factors that may not have been captured through its own research. The Subadvisor’s consideration of ESG risk is weighed against other criteria and no sectors or industries are explicitly excluded from the Portfolio.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio, which may be determined by an evaluation of economic conditions, the issuer's financial condition or relative yield and return expectations.
Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. The relative significance of each principal risk summarized below may change over time.

Investments in the Portfolio are not guaranteed. While some of the Portfolio's investments, such as U.S. Treasury obligations, are backed by the "full faith and credit" of the U.S. government, some securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may not be guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are different than the composition of the Portfolio's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio's benchmark.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as

NYLIM VP MacKay U.S. Infrastructure Bond Portfolio

unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Portfolio’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Portfolio’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Portfolio and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent the Portfolio is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises. Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio’s yield will fluctuate with changes in short-term interest rates. Investments in debt or fixed-income securities with put options may receive a lower interest rate than similar investments with a fixed-rate that cannot be redeemed before maturity. In addition, if the Portfolio chooses to exercise its right to put the bond back to the issuer or put provider, these investments are subject to, among other risks, the risk that the put provider will be unable or unwilling to honor the put feature (i.e., purchase the security).

Infrastructure Investment Risk: The Portfolio’s investments in infrastructure-related securities expose the Portfolio to potential adverse economic, regulatory, political, legal and other changes affecting such investments. Issuers of securities in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental or other regulations and the effects of economic slowdowns. Rising interest rates could lead to higher financing costs and reduced earnings for infrastructure companies/issuers.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. Additional risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

• Revenue Bonds (including Industrial Development Bonds) Risk—timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Portfolio may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. Municipal leases may pose additional risks because many leases and contracts contain “non-appropriation” clauses that

NYLIM VP MacKay U.S. Infrastructure Bond Portfolio

provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Municipalities may experience political, economic and financial difficulties in an adverse economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market, including the occurrence of natural disasters or other events impacting markets and/or specific states and issuers. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Portfolio's net asset value and/or the distributions paid by the Portfolio.

Certain of the issuers in which the Portfolio may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial, economic and other conditions, which may negatively affect the value of the Portfolio’s holdings in Puerto Rico municipal securities.

To be tax exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest received by the Portfolio from its investment in such bonds and distributed to shareholders may be taxable. It is possible that interest on a municipal bond may be declared taxable after the issuance of the bond, and this determination may apply retroactively to the date of the issuance of the bond, which would cause a portion of prior distributions made by the Portfolio to be taxable to shareholders in the year of receipt.

Municipal Bond Focus Risk: From time to time the Portfolio may invest a substantial amount of its assets in municipal bonds on which interest is paid solely from revenues of similar projects. If the Portfolio focuses its investments in this manner, it assumes the legal and economic risks relating to such projects, which may have a significant impact on the Portfolio’s investment performance. In addition, the Portfolio may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Portfolio’s exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities, states or regions.

When-Issued Securities Risk: The Portfolio may agree to purchase a security on a when-issued basis, making a commitment to pay a fixed price for a security when it is issued in the future. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment.

Floating Rate Notes and Variable Rate Notes Risk: Floating and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Floating rate loans and other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors (sometimes referred to as “covenant-lite” loans or obligations) are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The terms of many floating rate notes and other instruments are tied to reference rates or benchmarks such as the Secured Overnight Financing Rate (“SOFR”).

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Portfolio writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Portfolio could experience a substantial loss. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Portfolio's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Portfolio. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free.

Derivatives may also increase the expenses of the Portfolio.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-

NYLIM VP MacKay U.S. Infrastructure Bond Portfolio

backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates (or the expectations of such changes), the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Liquidity and Valuation Risk: The Portfolio’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Portfolio is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Private Placement and Restricted Securities Risk: The Portfolio may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Portfolio may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index to represent a broad measure of market performance. The table also includes the average annual returns of the Bloomberg 5-10 Year Taxable Municipal Bond Index, which is generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. Effective May 1, 2024, the Portfolio modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior principal investment strategies.

NYLIM VP MacKay U.S. Infrastructure Bond Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2016-2025)

Best Quarter
2023 Q4	6.22%
Worst Quarter
2022, Q3	-4.98%

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/29/1993	8.44%	0.10%	1.38%
Service Class	6/4/2003	8.17%	-0.15%	1.13%
Bloomberg U.S. Aggregate Bond Index[1]		7.30%	-0.36%	2.01%
Bloomberg 5-10 Year Taxable Municipal Bond Index[2]		8.78%	0.94%	3.15%

1. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

2. The Bloomberg 5-10 Year Taxable Municipal Bond Index is the 5-10 year component of the Bloomberg Taxable Municipal Bond Index.

Management

New York Life Investment Management LLC serves as the Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

MacKay Shields LLC	Robert Burke, Managing Director	Since 2024
	Michael Denlinger, Managing Director	Since 2024
	Robert DiMella, Executive Managing Director	Since 2024
	David Dowden, Managing Director	Since 2024
	Sanjit Gill, Managing Director	Since 2024
	John Lawlor, Managing Director	Since 2024
	Frances Lewis, Senior Managing Director	Since 2024
	John Loffredo, Executive Managing Director	Since 2024
	Michael Petty, Senior Managing Director	Since 2024
	Scott Sprauer, Senior Managing Director	Since 2024

NYLIM VP MacKay U.S. Infrastructure Bond Portfolio

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the NYLIM VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP PIMCO Real Return Portfolio

(formerly, NYLI VP PIMCO Real Return Portfolio)

Investment Objective

The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	0.50%	0.50%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses
Interest Expenses[1]	0.56%	0.56%
Remainder of Other Expenses	0.11%	0.11%
Total Other Expenses	0.67%	0.67%
Total Annual Portfolio Operating Expenses	1.17%	1.42%
Waiver / Reimbursement[2]	(0.08)%	(0.08)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	1.09%	1.34%

1. “Interest Expenses” are based on the amount incurred during the Portfolio’s most recent fiscal year as a result of entering into certain investments, such as sale buyback transactions. Under amended accounting guidance, certain sale buyback transactions are treated as secured borrowings and the components of the net income from such transactions are now presented in the financial statements as interest income and interest expense. This accounting treatment does not affect the Portfolio’s overall results of operations, net asset value, total return or the amount of expenses paid directly from your investment in the Portfolio. The amount of “Interest Expenses” (if any) will vary based on the Portfolio’s use of such investments.

2. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.53% and 0.78%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 111	$ 364	$ 636	$ 1,413
Service Class	$ 136	$ 441	$ 769	$ 1,695
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 139% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation indexed bonds may be invested in other types of fixed-income instruments. "Fixed-income instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public-

NYLIM VP PIMCO Real Return Portfolio

or private-sector entities. Inflation-indexed bonds are fixed-income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. As used in the investment objective, "real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure, and "real capital" equals capital less the estimated cost of inflation measured by the change in an official inflation measure. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Because the market convention for bonds is to use nominal yields to measure duration, duration for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% to 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Bloomberg U.S. TIPS Index will be calculated using the same conversion factors. The effective duration of this Portfolio normally varies within three years (plus or minus) of the effective duration of the Bloomberg U.S. TIPS Index, as calculated by Pacific Investment Management Company LLC, the Portfolio's Subadvisor, which as of February 28, 2026 was 7.02 years.

The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Services, Inc., or equivalently rated, at the time of purchase, by S&P Global Ratings or Fitch Ratings, Inc., or, if unrated, determined by the Subadvisor to be of comparable quality (except that within such 10% limitation, the Portfolio may invest in mortgage-backed securities rated below B). The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk" (or similar designation) as determined by a third-party such as Bloomberg. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Portfolio may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Portfolio's Prospectus or Statement of Additional Information. The Portfolio may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may also invest up to 10% of its total assets in preferred shares.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Portfolio’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk

NYLIM VP PIMCO Real Return Portfolio

than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Portfolio’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Portfolio and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent the Portfolio is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises. Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio’s yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative by certain ratings agencies because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss (which may be substantial or total loss) of income and principal. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: The Portfolio’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Portfolio is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Portfolio writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Portfolio could experience a substantial loss. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Portfolio's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Portfolio. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to

NYLIM VP PIMCO Real Return Portfolio

reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Portfolio may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Short Selling and Short Exposure Risk: To the extent the Portfolio obtains short exposure through the use of derivatives, the Portfolio would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero. The Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale.

Until the Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Portfolio's broker or custodian to cover the Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Portfolio may not be able to substitute or sell the pledged collateral. This may limit the Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Portfolio's exposure to long positions and make any change in the Portfolio's net asset value

NYLIM VP PIMCO Real Return Portfolio

greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Portfolio will leverage its portfolio, or if it does, that the Portfolio's leveraging strategy will be successful or that it will produce a higher return on an investment.

Sovereign Debt Risk: The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of the Portfolio to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Portfolio's ability to fully implement its investment strategies.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates (or the expectations of such changes), the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Portfolio at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Mortgage Pass-Through Securities Risk: Investments in mortgage pass-through securities are subject to similar market risks as fixed-income securities, which include, but are not limited to, interest rate risk, credit risk, prepayment risk, and extension risk.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Portfolio Turnover Risk: The strategy of the Portfolio may result in high portfolio turnover. A high turnover rate may increase transaction costs, which are paid by the Portfolio. Additionally, a high turnover rate may generate capital gains, (on which Portfolio shareholders will pay taxes, even if such shareholders do not sell any shares by year-end).

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index to represent a broad measure of market performance. The table also includes the average annual returns of the Bloomberg U.S. TIPS Index, which is generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

NYLIM VP PIMCO Real Return Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2016-2025)

Best Quarter
2020, Q2	5.34%
Worst Quarter
2022, Q2	-6.31%

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Initial Class	2/17/2012	8.16%	1.36%	3.29%
Service Class	2/17/2012	7.89%	1.11%	3.03%
Bloomberg U.S. Aggregate Bond Index[1]		7.30%	-0.36%	2.01%
Bloomberg U.S. TIPS Index[2]		7.01%	1.12%	3.08%

1. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

2.  The Bloomberg U.S. TIPS Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity and are rated investment grade.

Management

New York Life Investment Management LLC serves as the Manager. Pacific Investment Management Company LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

Pacific Investment Management Company LLC	Mike Cudzil, Managing Director	Since 2025
	Daniel He, Executive Vice President	Since 2019
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the NYLIM VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

NYLIM VP PIMCO Real Return Portfolio

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP U.S. Government Money Market Portfolio

(formerly, NYLI VP U.S. Government Money Market Portfolio)

Investment Objective

The Portfolio seeks a high level of current income while preserving capital and maintaining liquidity.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.38%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.42%
Waiver / Reimbursement[2]	(0.14)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	0.28%

1. The management fee is as follows: 0.40% on assets up to $500 million; 0.35% on assets from $500 million to $1 billion; and 0.30% on assets over $1 billion.

2. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Initial Class shares do not exceed 0.28% of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 29	$ 121	$ 221	$ 516
Principal Investment Strategies

The Portfolio invests 99.5% or more of its total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash and/or government securities) so as to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act. Government securities, as defined in or interpreted under the 1940 Act, include securities issued or guaranteed by the United States or certain “government agencies or instrumentalities.” In addition, the Portfolio invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in “government securities” and/or repurchase agreements that are collateralized by government securities.

The Portfolio invests in short-term, high-quality, U.S. dollar-denominated government securities. The Portfolio may invest in variable rate notes, floating rate notes, mortgage-related securities and other instruments that qualify as government securities. The Portfolio maintains a dollar-weighted average maturity of 60 days or less and maintains a dollar-weighted average life to maturity of 120 days or less. As a “government money market fund,” the Portfolio is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price. In addition, as a “government money market fund,” the Board has determined that the Portfolio is not subject to the imposition of liquidity fees. The Board has reserved its ability to change this determination with respect to the imposition of liquidity fees, but such change would become effective only after shareholders are provided with specific advance notice of the change.

The Portfolio will generally invest in government securities that mature in 397 days or less, substantially all of which will be held to maturity. However, the Portfolio may invest in securities with a face maturity of more than 397 days provided that the security is a variable or floating rate

NYLIM VP U.S. Government Money Market Portfolio

note that meets the applicable regulatory guidelines with respect to maturity. Additionally, securities collateralizing repurchase agreements may have maturities in excess of 397 days.

Investment Process: NYL Investors LLC, the Portfolio's Subadvisor, seeks to achieve the highest yield while also seeking to minimize risk, maintain liquidity and preserve principal. The Subadvisor works to add value by emphasizing specific securities that appear to be attractively priced based upon historical and current yield spread relationships.

The Subadvisor’s investment process relies on a comprehensive fundamental investment discipline, including, but not limited to, consideration of environmental, social and governance (“ESG”) factors that may be material to a company’s performance and prospects. In addition to internal research, the Subadvisor may use third-party ESG data to compare internal views with external perspectives.

The Subadvisor may sell a security prior to maturity if it believes that the security will no longer contribute to meeting the investment objective of the Portfolio or to meet redemptions.
Principal Risks

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor is not required to reimburse the Portfolio for losses, and you should not expect that the sponsor will provide financial support to the Portfolio at any time, including during periods of market stress.

The principal risks of investing in the Portfolio are summarized below. The relative significance of each principal risk summarized below may change over time.

Stable Net Asset Value Risk: Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of unusual market conditions or a sudden collapse in the creditworthiness of an issuer. The Portfolio is permitted to, among other things, reduce or withhold any income and/or gains generated from its portfolio to maintain a stable $1.00 share price.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may adversely affect the Portfolio and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns.

Money Market Risk: Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Portfolio’s sponsor is not required to reimburse the Portfolio for losses, and you should not expect that the sponsor will provide financial support to the Portfolio at any time, including during periods of market stress or volatility.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Portfolio’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Portfolio’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Portfolio and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in

NYLIM VP U.S. Government Money Market Portfolio

heightened market volatility and may detract from Portfolio performance to the extent the Portfolio is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises. Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio’s yield will fluctuate with changes in short-term interest rates.

Floating Rate Notes and Variable Rate Notes Risk: Floating and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Floating rate loans and other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors (sometimes referred to as “covenant-lite” loans or obligations) are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The terms of many floating rate notes and other instruments are tied to reference rates or benchmarks such as the Secured Overnight Financing Rate (“SOFR”).

Mortgage-Backed Securities Risk: Prepayment risk is associated with mortgage-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Portfolio's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to lengthen, increasing the potential for the Portfolio to lose money. The value of these securities may be significantly affected by changes in interest rates (or the expectation of such changes), the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Tax Diversification Risk: The Portfolio intends to operate as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act. Additionally, the Portfolio intends to meet the diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Internal Revenue Code of 1986, as amended. To satisfy these diversification requirements, the value of the assets of the Portfolio invested in securities issued by the U.S. government must remain below specified thresholds. For these purposes, each U.S. government agency or instrumentality is treated as a separate issuer.

Operating as a government money market fund may make it difficult for the Portfolio to meet these diversification requirements. A failure to satisfy the diversification requirements could have significant adverse tax consequences for variable annuity and variable life insurance contract owners who have allocated a portion of their contract values to the Portfolio.

Repurchase Agreement Risk: Repurchase agreements are subject to the risks that the seller will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security or other asset as agreed, which could cause losses to the Portfolio.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare to those of a money market fund average. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Average Lipper Variable Products U.S. Government Money Market Portfolio, which represents a broad measure of market performance, and is generally representative of the market sectors or types of investments in which the Portfolio invests.

Effective August 26, 2016 and October 14, 2016, the Portfolio modified its principal investment strategies in connection with commencing operations as a “government money market fund.” Consequently the performance information below may have been different if the current investment strategies had been in effect during the period prior to the Portfolio commencing operations as a “government money market fund.”

For certain periods, the Manager voluntarily has waived or reimbursed the Portfolio’s expenses to the extent it deemed appropriate to enhance the Portfolio's yield during periods when expenses had a significant impact on yield because of low interest rates. Without these waivers or reimbursements, the Portfolio’s returns would have been lower. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

For current yield information, call toll-free: 800-598-2019.

NYLIM VP U.S. Government Money Market Portfolio

Annual Returns, Initial Class Shares

(by calendar year 2016-2025)

Best Quarter
2023, Q4	1.29%
Worst Quarter
2022, Q1	0.00%

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/29/1993	4.05%	3.02%	1.89%
Average Lipper Variable Products U.S. Government Money Market Portfolio[1]		3.89%	2.91%	1.83%

1.  The Average Lipper Variable Products U.S. Government Money Market Portfolio is an equally weighted performance average consisting of funds that invest 99.5% of their assets in cash, government securities and/or repurchase agreements that are collateralized solely by government securities or cash, and have a weighted average maturity of 60 days or less. These funds intend to keep a constant net asset value.

Management

New York Life Investment Management LLC serves as the Portfolio's Manager. NYL Investors LLC serves as the Subadvisor.

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the NYLIM VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

NYLIM VP U.S. Government Money Market Portfolio

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP Conservative Allocation Portfolio

(formerly, NYLI VP Conservative Allocation Portfolio)

Investment Objective

The Portfolio seeks current income and, secondarily, long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	None	None
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.05%	0.05%
Acquired (Underlying) Fund Fees and Expenses	0.50%	0.50%
Total Annual Portfolio Operating Expenses	0.55%	0.80%
Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 56	$ 176	$ 307	$ 689
Service Class	$ 82	$ 255	$ 444	$ 990
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies
The Portfolio is a "fund of funds" that seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds managed by New York Life Investment Management LLC (“New York Life Investment Management”) or its affiliates (the "Underlying Portfolios/Funds"). The Portfolio will generally invest in Underlying Portfolios of NYLIM VP Funds Trust (“Underlying VP Portfolios”) unless an Underlying VP Portfolio in a particular asset class (or sub-asset class) is deemed by the portfolio managers to be unavailable. The Underlying Portfolios/Funds are described and offered for direct investment in separate prospectuses. The Portfolio is designed for investors with a particular risk profile as represented by the asset class allocations described below, and invests in a distinct mix of Underlying Portfolios/Funds.

The Portfolio seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50% to 70%) of its assets in Underlying Fixed-Income Portfolios/Funds and approximately 40% (within a range of 30% to 50%) of its assets in Underlying Equity Portfolios/Funds. The Portfolio may invest approximately 10% (within a range of 0% to 20%) of its assets in Underlying International Equity Portfolios/Funds. New York Life Investment Management may change the asset class allocations, the Underlying Portfolios/Funds in which the Portfolio invests, or the target weighting without approval from shareholders. With respect to investments in Underlying Portfolios/Funds that invest significantly in both U.S. and non-U.S. equity securities, New York Life Investment Management will generally allocate such investments equally between Underlying U.S. Equity Portfolios/Funds and Underlying International Equity Portfolios/Funds.

New York Life Investment Management will determine each Underlying Portfolio/Fund’s asset class, and for Underlying Portfolios/Funds that may potentially fall into multiple asset classes, New York Life Investment Management will classify them based on certain factors, including, but not

NYLIM VP Conservative Allocation Portfolio

limited to, the Underlying Portfolio's/Fund's investment strategy and portfolio characteristics. The Underlying Portfolios/Funds may engage in strategies involving non-traditional asset classes (e.g., master limited partnerships), non-traditional investment strategies (e.g., non-correlated returns or short sales) or illiquid assets.

New York Life Investment Management uses a two-step asset allocation process to create the Portfolio's investments. The first step includes a strategic review of the target allocations to the equity and fixed-income asset classes and a determination of any tactical allocation adjustments to establish the portion of the Portfolio's investable portfolio (meaning the Portfolio's assets available for investment, other than working cash balances) to be invested in each asset class.

The following table illustrates the Portfolio's target allocations among asset classes (the target allocations and/or actual holdings will vary from time to time as a result of the tactical allocation process, although these variations will remain within the ranges described above):

	U.S. Equity	International Equity	Total Equity	Fixed-Income
NYLIM VP Conservative Allocation Portfolio	30%	10%	40%	60%

The second step in the Portfolio's construction process involves the actual selection of Underlying Portfolios/Funds to represent the asset classes indicated above and determination of target weightings among the Underlying Portfolios/Funds. The Portfolio may invest in any or all of the Underlying Portfolios/Funds within an asset class, but will not normally invest in every Underlying Portfolio/Fund at one time. Selection of individual Underlying Portfolios/Funds is based on several factors, including, but not limited to, past performance and total portfolio characteristics (e.g., size, style, credit quality and duration). For cash management purposes, the Portfolio may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Portfolio also may invest in Underlying Portfolios/Funds that are money market funds.

New York Life Investment Management monitors the Portfolio's investments daily to ensure that the Portfolio's actual asset class allocations among the Underlying Portfolios/Funds continue to conform to the Portfolio's target allocations over time and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies (including emerging markets), securities markets, and various segments within those markets. In response to adverse market or other conditions, the Portfolio may, regardless of its normal asset class allocations, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. In connection with the asset allocation process, the Portfolio may from time to time invest more than 25% of its assets in one Underlying Portfolio/Fund.

The Portfolio may invest in derivatives, such as total return swaps, to seek to enhance returns or reduce the risk of loss by hedging certain of its holdings.
Principal Risks of the Portfolio

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by New York Life Investment Management may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders, which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Asset Allocation Risk: Although allocation among different asset classes generally limits the Portfolio's exposure to the risks of any one class, the risk remains that New York Life Investment Management may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating economic conditions might cause an overall weakness in corporate earnings that reduces the absolute level of stock prices in that market. Under these circumstances, if the Portfolio, through its holdings of Underlying Portfolios/Funds, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. The Underlying Portfolios/Funds selected by New York Life Investment Management may underperform the market or other investments. Similarly, the portfolio managers of the Underlying Portfolios/Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other investments. Moreover, because the Portfolio has set limitations on the amount of assets that normally may be allocated to each asset class, the Portfolio has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the Portfolio may not be ideal for all investors and may not effectively increase returns or decrease risk for investors.

Conflicts of Interest Risk: Potential conflicts of interest situations could arise. For example, New York Life Investment Management may be subject to potential conflicts of interest in selecting or allocating assets among the Underlying Portfolios/Funds because the fees paid to it and its affiliates by some Underlying Portfolios/Funds are higher than the fees paid by other Underlying Portfolios/Funds. In addition, the Portfolio’s portfolio managers may also serve as portfolio managers to one or more Underlying Portfolios/Funds and may have an incentive to select certain Underlying Portfolios/Funds due to compensation considerations or to support new investment strategies or cash flow needs of Underlying Portfolios/Funds. Moreover, a situation could occur where the best interests of the Portfolio could be adverse to the best interests of Underlying Portfolios/Funds or vice versa. New York Life Investment Management will analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts.

NYLIM VP Conservative Allocation Portfolio

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities that the ETF is designed to track, although lack of liquidity in an ETF’s shares could result in the market price of the ETF’s shares being more volatile than the value of the underlying portfolio of securities. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to their net asset value ("NAV"); (ii) an ETF may fail to accurately track the market segment or index that underlies its investment objective and, therefore, may not produce the intended results; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading in an ETF’s shares on an exchange may be halted due to market conditions or other reasons; and (v) an ETF may fail to meet the requirements of the exchange necessary to maintain the listing of the ETF. Although ETFs will generally trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as authorized participants or market makers), or determinations by market participants to cease serving as authorized participants or market makers (including during times of market stress), and any other disruptions in the ordinary functioning of the creation and redemption process may result in a lack of liquidity of ETF shares or their trading significantly at a premium or a discount to NAV. If an ETF’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may result in a lack of liquidity of ETF shares or their trading significantly at a premium or discount to NAV. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. If the market for an ETF’s shares is open during times when the markets for some or all of the ETF’s underlying investments are closed, there may be changes to the value of such investments from the last quotes of the closed market, which could lead to differences between the market value of the ETF’s shares and NAV. As with conventional funds, ETFs also incur management fees, trading costs, marketing expenses and licensing fees that increase their costs versus the costs of owning the underlying securities directly.

Focused Portfolio Risk: To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolios/Fund, it will be particularly sensitive to the risks associated with that Underlying Portfolios/Fund and changes in the value of that Underlying Portfolios/Fund may have a significant effect on the net asset value of the Portfolio. Similarly, the extent to which an Underlying Portfolios/Fund invests a significant portion of its assets in a single industry or economic sector will impact the Portfolio’s sensitivity to adverse developments affecting such industry or sector.

Large Transactions Risk: To minimize disruptions to the operations of the Portfolio and the Underlying Portfolios/Funds, New York Life Investment Management seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. These practices may temporarily affect New York Life Investment Management's ability to fully implement the Portfolio's investment strategies.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by New York Life Investment Management may not produce the desired results or expected returns.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Portfolio's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Portfolio. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

Principal Risks of the Underlying Portfolios/Funds

The principal risks of the Underlying Portfolios/Funds in which the Portfolio invests, which could adversely affect the performance of the Portfolio, may include the risks summarized below. For purposes of the risks summarized below, the terms “Portfolio” and “Portfolios” may also refer to “Underlying Portfolio/Fund” or “Underlying Portfolios/Funds” as the context requires.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Porfolio's manager or subadvisor may not produce the desired results or expected returns. A Portfolio's manager or subadvisor may give consideration to certain ESG criteria when evaluating an

NYLIM VP Conservative Allocation Portfolio

investment opportunity. The application of ESG criteria may result in a Portfolio (i) having exposure to certain securities or industry sectors that are different than the composition of the Portfolio's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio's benchmark.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing a Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if a Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to a Portfolio. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, a Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Portfolio writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Portfolio could experience a substantial loss. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price a Portfolio agreed to pay when it made the commitment.The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by a Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Portfolio's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Portfolio. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in a Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of a Portfolio.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Portfolio’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Portfolio’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of a Portfolio’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for a Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of a Portfolio’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Portfolio and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent a Portfolio is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises. Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio’s yield will fluctuate with changes in short-term interest rates.

NYLIM VP Conservative Allocation Portfolio

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Portfolio may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative by certain ratings agencies because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss (which may be substantial or total loss) of income and principal. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: A Portfolio’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, a Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Portfolio is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities issued by larger companies may have less growth potential and may

NYLIM VP Conservative Allocation Portfolio

not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates (or the expectations of such changes), the market's perception of issuers, and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these instruments may depend on the ability of the Portfolio's manager or subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs involve risks associated with direct ownership of real estate, including losses from casualty or condemnation, changes in local or general economic conditions, fluctuations in supply and demand, decline in property values, extended vacancies, increases in property taxes, lack of availability of mortgage financing, variations in rental income and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency. In addition, REITs that are privately held or not traded on a national securities exchange may subject the Portfolio to liquidity and valuation risk.

Short Sales Risk: If a security sold short increases in price, a Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. A Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. A Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. By investing the proceeds received from selling securities short, a Portfolio is employing a form of leverage which creates special risks.

A Portfolio may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with the short sale.

Until a Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover a Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, a Portfolio may not be able to substitute or sell the pledged collateral. This may limit a Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Regulatory Risk: A Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Portfolio to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Portfolio's ability to fully implement its investment strategies.

Value Stock Risk: Value stocks may never reach what a Portfolio's portfolio manager believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the performance of Portfolios that invest in value stocks may be lower or higher than that of funds that invest in other types of equity securities.

Master Limited Partnerships ("MLPs") and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies as well as risks relating to transportation, storage and delivery, slowdowns in new construction, extreme weather or other natural disasters and threats of attack by terrorists on energy assets. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are generally considered interest-rate sensitive investments. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove

NYLIM VP Conservative Allocation Portfolio

management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.
Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance and three additional indexes over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index to represent a broad measure of market performance, and is generally representative of the market sectors or types of investments in which the Portfolio invests. The table also includes the average annual returns of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Conservative Allocation Composite Index, which are generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2016-2025)

Best Quarter
2020, Q2	9.74%
Worst Quarter
2022, Q2	-9.28%

NYLIM VP Conservative Allocation Portfolio

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Initial Class	2/13/2006	9.56%	3.93%	5.40%
Service Class	2/13/2006	9.29%	3.67%	5.14%
Bloomberg U.S. Aggregate Bond Index[1]		7.30%	-0.36%	2.01%
S&P 500® Index[2]		17.88%	14.42%	14.82%
MSCI EAFE® Index (Net)[3]		31.22%	8.92%	8.18%
Conservative Allocation Composite Index[4]		12.79%	4.99%	6.58%

1. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

2.  The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

3.  The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.

4.  The Conservative Allocation Composite Index consists of the Bloomberg U.S. Aggregate Bond Index, the S&P 500® Index and the MSCI EAFE® Index (Net) weighted 60%, 30% and 10%, respectively.

Management

New York Life Investment Management LLC serves as the Manager. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Manager	Portfolio Managers	Service Date

New York Life Investment Management LLC	Jonathan Swaney, Managing Director	Since 2008
	Migene S. Kim, Managing Director	Since 2025
	Amit Soni, Director	Since 2016
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC”).

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account that invests in the Portfolio.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC through which you purchased your variable annuity policy or variable life insurance policy, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable annuity policies or variable life insurance policies, you should consult the prospectus of the appropriate separate account and read the discussion of the federal income tax consequences to variable annuity policy and variable life insurance policy owners.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP Equity Allocation Portfolio

(formerly, NYLI VP Equity Allocation Portfolio)

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	None	None
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Acquired (Underlying) Fund Fees and Expenses	0.65%	0.65%
Total Annual Portfolio Operating Expenses	0.69%	0.94%
Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 70	$ 221	$ 384	$ 859
Service Class	$ 96	$ 300	$ 520	$ 1,155
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a "fund of funds" that seeks to achieve its investment objective by investing in mutual funds and exchange-traded funds managed by New York Life Investment Management LLC (“New York Life Investment Management”) or its affiliates (the "Underlying Portfolios/Funds"). The Portfolio will generally invest in Underlying Portfolios of NYLIM VP Funds Trust (“Underlying VP Portfolios”) unless an Underlying VP Portfolio in a particular asset class (or sub-asset class) is deemed by the portfolio managers to be unavailable. The Underlying Portfolios/Funds are described and offered for direct investment in separate prospectuses. The Portfolio is designed for investors with a particular risk profile as represented by the asset class allocations described below, and invests in a distinct mix of Underlying Portfolios/Funds.

The Portfolio seeks to achieve its investment objective by normally investing substantially all of its assets in Underlying Equity Portfolios/Funds (normally within a range of 90% to 100%). The Portfolio may invest approximately 25% (within a range of 15% to 35%) of its assets in Underlying International Equity Portfolios/Funds. The Portfolio may invest up to 10% of its assets in Underlying Fixed-Income Portfolios/Funds. New York Life Investment Management may change the asset class allocations, the Underlying Portfolios/Funds in which the Portfolio invests, or the target weighting without approval from shareholders. With respect to investments in Underlying Portfolios/Funds that invest significantly in both U.S. and non-U.S. equity securities, New York Life Investment Management will generally allocate such investments equally between Underlying U.S. Equity Portfolios/Funds and Underlying International Equity Portfolios/Funds.

The Portfolio invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in Underlying Equity Portfolios/Funds. New York Life Investment Management will determine each Underlying Portfolio/Fund’s asset class, and for

NYLIM VP Equity Allocation Portfolio

Underlying Portfolios/Funds that may potentially fall into multiple asset classes, New York Life Investment Management will classify them based on certain factors, including, but not limited to, the Underlying Portfolio's/Fund's investment strategy and portfolio characteristics. The Underlying Portfolios/Funds may engage in strategies involving non-traditional asset classes (e.g., master limited partnerships), non-traditional investment strategies (e.g., non-correlated returns or short sales) or illiquid assets.

New York Life Investment Management uses a two-step asset allocation process to create the Portfolio's investments. The first step includes a strategic review of the target allocations to the equity and fixed-income asset classes and a determination of any tactical allocation adjustments to establish the portion of the Portfolio's investable portfolio (meaning the Portfolio's assets available for investment, other than working cash balances) to be invested in each asset class.

The following table illustrates the Portfolio's target allocations among asset classes (the target allocations and/or actual holdings will vary from time to time as a result of the tactical allocation process, although these variations will remain within the ranges described above):

	U.S. Equity	International Equity	Total Equity	Fixed-Income
NYLIM VP Equity Allocation Portfolio	75%	25%	100%	0%

The second step in the Portfolio's construction process involves the actual selection of Underlying Portfolios/Funds to represent the asset classes indicated above and determination of target weightings among the Underlying Portfolios/Funds. The Portfolio may invest in any or all of the Underlying Portfolios/Funds within an asset class, but will not normally invest in every Underlying Portfolio/Fund at one time. Selection of individual Underlying Portfolios/Funds is based on several factors, including, but not limited to, past performance and total portfolio characteristics (e.g., size, style, credit quality and duration). For cash management purposes, the Portfolio may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Portfolio also may invest in Underlying Portfolios/Funds that are money market funds.

New York Life Investment Management monitors the Portfolio's investments daily to ensure that the Portfolio's actual asset class allocations among the Underlying Portfolios/Funds continue to conform to the Portfolio's target allocations over time and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies (including emerging markets), securities markets, and various segments within those markets. In response to adverse market or other conditions, the Portfolio may, regardless of its normal asset class allocations, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. In connection with the asset allocation process, the Portfolio may from time to time invest more than 25% of its assets in one Underlying Portfolio/Fund.

The Portfolio may invest in derivatives, such as total return swaps, to seek to enhance returns or reduce the risk of loss by hedging certain of its holdings.
Principal Risks of the Portfolio

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by New York Life Investment Management may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders, which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Asset Allocation Risk: Although allocation among different asset classes generally limits the Portfolio's exposure to the risks of any one class, the risk remains that New York Life Investment Management may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating economic conditions might cause an overall weakness in corporate earnings that reduces the absolute level of stock prices in that market. Under these circumstances, if the Portfolio, through its holdings of Underlying Portfolios/Funds, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. The Underlying Portfolios/Funds selected by New York Life Investment Management may underperform the market or other investments. Similarly, the portfolio managers of the Underlying Portfolios/Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other investments. Moreover, because the Portfolio has set limitations on the amount of assets that normally may be allocated to each asset class, the Portfolio has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the Portfolio may not be ideal for all investors and may not effectively increase returns or decrease risk for investors.

Conflicts of Interest Risk: Potential conflicts of interest situations could arise. For example, New York Life Investment Management may be subject to potential conflicts of interest in selecting or allocating assets among the Underlying Portfolios/Funds because the fees paid to it and its affiliates by some Underlying Portfolios/Funds are higher than the fees paid by other Underlying Portfolios/Funds. In addition, the Portfolio’s portfolio managers may also serve as portfolio managers to one or more Underlying Portfolios/Funds and may have an incentive to select certain Underlying Portfolios/Funds due to compensation considerations or to support new investment strategies or cash flow needs of Underlying Portfolios/Funds. Moreover, a situation could occur where the best interests of the Portfolio could be adverse to the best interests of Underlying Portfolios/Funds or

NYLIM VP Equity Allocation Portfolio

vice versa. New York Life Investment Management will analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts.

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities that the ETF is designed to track, although lack of liquidity in an ETF’s shares could result in the market price of the ETF’s shares being more volatile than the value of the underlying portfolio of securities. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to their net asset value ("NAV"); (ii) an ETF may fail to accurately track the market segment or index that underlies its investment objective and, therefore, may not produce the intended results; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading in an ETF’s shares on an exchange may be halted due to market conditions or other reasons; and (v) an ETF may fail to meet the requirements of the exchange necessary to maintain the listing of the ETF. Although ETFs will generally trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as authorized participants or market makers), or determinations by market participants to cease serving as authorized participants or market makers (including during times of market stress), and any other disruptions in the ordinary functioning of the creation and redemption process may result in a lack of liquidity of ETF shares or their trading significantly at a premium or a discount to NAV. If an ETF’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may result in a lack of liquidity of ETF shares or their trading significantly at a premium or discount to NAV. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. If the market for an ETF’s shares is open during times when the markets for some or all of the ETF’s underlying investments are closed, there may be changes to the value of such investments from the last quotes of the closed market, which could lead to differences between the market value of the ETF’s shares and NAV. As with conventional funds, ETFs also incur management fees, trading costs, marketing expenses and licensing fees that increase their costs versus the costs of owning the underlying securities directly.

Focused Portfolio Risk: To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolios/Fund, it will be particularly sensitive to the risks associated with that Underlying Portfolios/Fund and changes in the value of that Underlying Portfolios/Fund may have a significant effect on the net asset value of the Portfolio. Similarly, the extent to which an Underlying Portfolios/Fund invests a significant portion of its assets in a single industry or economic sector will impact the Portfolio’s sensitivity to adverse developments affecting such industry or sector.

Large Transactions Risk: To minimize disruptions to the operations of the Portfolio and the Underlying Portfolios/Funds, New York Life Investment Management seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. These practices may temporarily affect New York Life Investment Management's ability to fully implement the Portfolio's investment strategies.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by New York Life Investment Management may not produce the desired results or expected returns.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Portfolio's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Portfolio. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

Principal Risks of the Underlying Portfolios/Funds

The principal risks of the Underlying Portfolios/Funds in which the Portfolio invests, which could adversely affect the performance of the Portfolio, may include the risks summarized below. For purposes of the risks summarized below, the terms “Portfolio” and “Portfolios” may also refer to “Underlying Portfolio/Fund” or “Underlying Portfolios/Funds” as the context requires.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

NYLIM VP Equity Allocation Portfolio

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Portfolio's manager or subadvisor may not produce the desired results or expected returns. A Portfolio's manager or subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in a Portfolio (i) having exposure to certain securities or industry sectors that are different than the composition of the Portfolio's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio's benchmark.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing a Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if a Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to a Portfolio. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, a Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Portfolio writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Portfolio could experience a substantial loss. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price a Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by a Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Portfolio's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Portfolio. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in a Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of a Portfolio.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Portfolio’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Portfolio’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of a Portfolio’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for a Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of a Portfolio’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Portfolio and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent a Portfolio is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises. Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio’s yield will fluctuate with changes in short-term interest rates.

NYLIM VP Equity Allocation Portfolio

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Portfolio may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative by certain ratings agencies because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss (which may be substantial or total loss) of income and principal. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: A Portfolio’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, a Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Portfolio is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio’s performance.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger

NYLIM VP Equity Allocation Portfolio

companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates (or the expectations of such changes), the market's perception of issuers, and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these instruments may depend on the ability of the Portfolio's manager or subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs involve risks associated with direct ownership of real estate, including losses from casualty or condemnation, changes in local or general economic conditions, fluctuations in supply and demand, decline in property values, extended vacancies, increases in property taxes, lack of availability of mortgage financing, variations in rental income and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency. In addition, REITs that are privately held or not traded on a national securities exchange may subject the Portfolio to liquidity and valuation risk.

Short Sales Risk: If a security sold short increases in price, a Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. A Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. A Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. By investing the proceeds received from selling securities short, a Portfolio is employing a form of leverage which creates special risks.

A Portfolio may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with the short sale.

Until a Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover a Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, a Portfolio may not be able to substitute or sell the pledged collateral. This may limit a Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Regulatory Risk: A Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Portfolio to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Portfolio's ability to fully implement its investment strategies.

Value Stock Risk: Value stocks may never reach what a Portfolio's portfolio manager believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the performance of Portfolios that invest in value stocks may be lower or higher than that of funds that invest in other types of equity securities.

Master Limited Partnerships ("MLPs") and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies as well as risks relating to transportation, storage and delivery, slowdowns in new construction, extreme weather or other natural disasters and threats of attack by terrorists on energy assets. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are generally considered interest-rate sensitive investments. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or

NYLIM VP Equity Allocation Portfolio

managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.
Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance and three additional indexes over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 3000® Index to represent a broad measure of market performance. The table also includes the average annual returns of the S&P 500® Index, MSCI EAFE® Index (Net) and Equity Allocation Composite Index, which are generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2016-2025)

Best Quarter
2020, Q2	19.93%
Worst Quarter
2020, Q1	-22.67%

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Initial Class	2/13/2006	13.98%	8.17%	9.34%
Service Class	2/13/2006	13.69%	7.90%	9.07%
Russell 3000® Index[1]		17.15%	13.15%	14.29%
S&P 500® Index[2]		17.88%	14.42%	14.82%
MSCI EAFE® Index (Net)[3]		31.22%	8.92%	8.18%
Equity Allocation Composite Index[4]		21.21%	13.12%	13.20%

NYLIM VP Equity Allocation Portfolio

1. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2.  The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

3.  The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.

4.  The Equity Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index (Net) weighted 75% and 25%, respectively.

Management

New York Life Investment Management LLC serves as the Manager. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Manager	Portfolio Managers	Service Date

New York Life Investment Management LLC	Jonathan Swaney, Managing Director	Since 2008
	Migene S. Kim, Managing Director	Since 2025
	Amit Soni, Director	Since 2016
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC”).

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account that invests in the Portfolio.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC through which you purchased your variable annuity policy or variable life insurance policy, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable annuity policies or variable life insurance policies, you should consult the prospectus of the appropriate separate account and read the discussion of the federal income tax consequences to variable annuity policy and variable life insurance policy owners.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP Growth Allocation Portfolio

(formerly, NYLI VP Growth Allocation Portfolio)

Investment Objective

The Portfolio seeks long-term growth of capital and, secondarily, current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	None	None
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Acquired (Underlying) Fund Fees and Expenses	0.60%	0.60%
Total Annual Portfolio Operating Expenses	0.64%	0.89%
Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 65	$ 205	$ 357	$ 798
Service Class	$ 91	$ 284	$ 493	$ 1,096
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a "fund of funds" that seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds managed by New York Life Investment Management LLC (“New York Life Investment Management”) or its affiliates (the "Underlying Portfolios/Funds"). The Portfolio will generally invest in Underlying Portfolios of NYLIM VP Funds Trust (“Underlying VP Portfolios”) unless an Underlying VP Portfolio in a particular asset class (or sub-asset class) is deemed by the portfolio managers to be unavailable. The Underlying Portfolios/Funds are described and offered for direct investment in separate prospectuses. The Portfolio is designed for investors with a particular risk profile as represented by the asset class allocations described below, and invests in a distinct mix of Underlying Portfolios/Funds.

The Portfolio seeks to achieve its investment objective by normally investing approximately 80% (within a range of 70% to 90%) of its assets in Underlying Equity Portfolios/Funds and approximately 20% (within a range of 10% to 30%) of its assets in Underlying Fixed-Income Portfolios/Funds. The Portfolio may invest approximately 20% (within a range of 10% to 30%) of its assets in Underlying International Equity Portfolios/Funds. New York Life Investment Management may change the asset class allocations, the Underlying Portfolios/Funds in which the Portfolio invests, or the target weighting without approval from shareholders. With respect to investments in Underlying Portfolios/Funds that invest significantly in both U.S. and non-U.S. equity securities, New York Life Investment Management will generally allocate such investments equally between Underlying U.S. Equity Portfolios/Funds and Underlying International Equity Portfolio/Funds.

New York Life Investment Management will determine each Underlying Portfolio/Fund’s asset class, and for Underlying Portfolios/Funds that may potentially fall into multiple asset classes, New York Life Investment Management will classify them based on certain factors, including, but not

NYLIM VP Growth Allocation Portfolio

limited to, the Underlying Portfolio's/Fund's investment strategy and portfolio characteristics. The Underlying Portfolios/Funds may engage in strategies involving non-traditional asset classes (e.g., master limited partnerships), non-traditional investment strategies (e.g., non-correlated returns or short sales) or illiquid assets.

New York Life Investment Management uses a two-step asset allocation process to create the Portfolio's investments. The first step includes a strategic review of the target allocations to the equity and fixed-income asset classes and a determination of any tactical allocation adjustments to establish the portion of the Portfolio's investable portfolio (meaning the Portfolio's assets available for investment, other than working cash balances) to be invested in each asset class.

The following table illustrates the Portfolio's target allocations among asset classes (the target allocations and/or actual holdings will vary from time to time as a result of the tactical allocation process, although these variations will remain within the ranges described above):

	U.S. Equity	International Equity	Total Equity	Fixed-Income
NYLIM VP Growth Allocation Portfolio	60%	20%	80%	20%

The second step in the Portfolio's construction process involves the actual selection of Underlying Portfolios/Funds to represent the asset classes indicated above and determination of target weightings among the Underlying Portfolios/Funds. The Portfolio may invest in any or all of the Underlying Portfolios/Funds within an asset class, but will not normally invest in every Underlying Portfolio/Fund at one time. Selection of individual Underlying Portfolios/Funds is based on several factors, including, but not limited to, past performance and total portfolio characteristics (e.g., size, style, credit quality and duration). For cash management purposes, the Portfolio may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Portfolio also may invest in Underlying Portfolios/Funds that are money market funds.

New York Life Investment Management monitors the Portfolio's investments daily to ensure that the Portfolio's actual asset class allocations among the Underlying Portfolios/Funds continue to conform to the Portfolio's target allocations over time and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies (including emerging markets), securities markets, and various segments within those markets. In response to adverse market or other conditions, the Portfolio may, regardless of its normal asset class allocations, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. In connection with the asset allocation process, the Portfolio may from time to time invest more than 25% of its assets in one Underlying Portfolio/Fund.

The Portfolio may invest in derivatives, such as total return swaps, to seek to enhance returns or reduce the risk of loss by hedging certain of its holdings.
Principal Risks of the Portfolio

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by New York Life Investment Management may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders, which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Asset Allocation Risk: Although allocation among different asset classes generally limits the Portfolio's exposure to the risks of any one class, the risk remains that New York Life Investment Management may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating economic conditions might cause an overall weakness in corporate earnings that reduces the absolute level of stock prices in that market. Under these circumstances, if the Portfolio, through its holdings of Underlying Portfolios/Funds, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. The Underlying Portfolios/Funds selected by New York Life Investment Management may underperform the market or other investments. Similarly, the portfolio managers of the Underlying Portfolios/Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other investments. Moreover, because the Portfolio has set limitations on the amount of assets that normally may be allocated to each asset class, the Portfolio has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the Portfolio may not be ideal for all investors and may not effectively increase returns or decrease risk for investors.

Conflicts of Interest Risk: Potential conflicts of interest situations could arise. For example, New York Life Investment Management may be subject to potential conflicts of interest in selecting or allocating assets among the Underlying Portfolios/Funds because the fees paid to it and its affiliates by some Underlying Portfolios/Funds are higher than the fees paid by other Underlying Portfolios/Funds. In addition, the Portfolio’s portfolio managers may also serve as portfolio managers to one or more Underlying Portfolios/Funds and may have an incentive to select certain Underlying Portfolios/Funds due to compensation considerations or to support new investment strategies or cash flow needs of Underlying Portfolios/Funds. Moreover, a situation could occur where the best interests of the Portfolio could be adverse to the best interests of Underlying Portfolios/Funds or vice versa. New York Life Investment Management will analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts.

NYLIM VP Growth Allocation Portfolio

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities that the ETF is designed to track, although lack of liquidity in an ETF’s shares could result in the market price of the ETF’s shares being more volatile than the value of the underlying portfolio of securities. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to their net asset value ("NAV"); (ii) an ETF may fail to accurately track the market segment or index that underlies its investment objective and, therefore, may not produce the intended results; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading in an ETF’s shares on an exchange may be halted due to market conditions or other reasons; and (v) an ETF may fail to meet the requirements of the exchange necessary to maintain the listing of the ETF. Although ETFs will generally trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as authorized participants or market makers), or determinations by market participants to cease serving as authorized participants or market makers (including during times of market stress), and any other disruptions in the ordinary functioning of the creation and redemption process may result in a lack of liquidity of ETF shares or their trading significantly at a premium or a discount to NAV. If an ETF’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may result in a lack of liquidity of ETF shares or their trading significantly at a premium or discount to NAV. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. If the market for an ETF’s shares is open during times when the markets for some or all of the ETF’s underlying investments are closed, there may be changes to the value of such investments from the last quotes of the closed market, which could lead to differences between the market value of the ETF’s shares and NAV. As with conventional funds, ETFs also incur management fees, trading costs, marketing expenses and licensing fees that increase their costs versus the costs of owning the underlying securities directly.

Focused Portfolio Risk: To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolios/Fund, it will be particularly sensitive to the risks associated with that Underlying Portfolios/Fund and changes in the value of that Underlying Portfolios/Fund may have a significant effect on the net asset value of the Portfolio. Similarly, the extent to which an Underlying Portfolios/Fund invests a significant portion of its assets in a single industry or economic sector will impact the Portfolio’s sensitivity to adverse developments affecting such industry or sector.

Large Transactions Risk: To minimize disruptions to the operations of the Portfolio and the Underlying Portfolios/Funds, New York Life Investment Management seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. These practices may temporarily affect New York Life Investment Management's ability to fully implement the Portfolio's investment strategies.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by New York Life Investment Management may not produce the desired results or expected returns.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Portfolio's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Portfolio. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

Principal Risks of the Underlying Portfolios/Funds

The principal risks of the Underlying Portfolios/Funds in which the Portfolio invests, which could adversely affect the performance of the Portfolio, may include the risks summarized below. For purposes of the risks summarized below, the terms “Portfolio” and “Portfolios” may also refer to “Underlying Portfolio/Fund” or “Underlying Portfolios/Funds” as the context requires.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Portfolio's manager or subadvisor may not produce the desired results or expected returns. A Portfolio's manager or subadvisor may give consideration to certain ESG criteria when evaluating an

NYLIM VP Growth Allocation Portfolio

investment opportunity. The application of ESG criteria may result in a Portfolio (i) having exposure to certain securities or industry sectors that are significantly different than the composition of the Portfolio's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio's benchmark.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing a Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if a Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to a Portfolio. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, a Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Portfolio writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Portfolio could experience a substantial loss. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price a Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by a Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Portfolio's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Portfolio. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in a Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of a Portfolio.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Portfolio’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Portfolio’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of a Portfolio’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for a Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of a Portfolio’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Portfolio and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent a Portfolio is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises. Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio’s yield will fluctuate with changes in short-term interest rates.

NYLIM VP Growth Allocation Portfolio

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Portfolio may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative by certain ratings agencies because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss (which may be substantial or total loss) of income and principal. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: A Portfolio’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, a Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Portfolio is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities issued by larger companies may have less growth potential and may

NYLIM VP Growth Allocation Portfolio

not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates (or the expectations of such changes), the market's perception of issuers, and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these instruments may depend on the ability of the Portfolio's manager or subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs involve risks associated with direct ownership of real estate, including losses from casualty or condemnation, changes in local or general economic conditions, fluctuations in supply and demand, decline in property values, extended vacancies, increases in property taxes, lack of availability of mortgage financing, variations in rental income and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency. In addition, REITs that are privately held or not traded on a national securities exchange may subject the Portfolio to liquidity and valuation risk.

Short Sales Risk: If a security sold short increases in price, a Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. A Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. A Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. By investing the proceeds received from selling securities short, a Portfolio is employing a form of leverage which creates special risks.

A Portfolio may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with the short sale.

Until a Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover a Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, a Portfolio may not be able to substitute or sell the pledged collateral. This may limit a Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Regulatory Risk: A Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Portfolio to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Portfolio's ability to fully implement its investment strategies.

Value Stock Risk: Value stocks may never reach what a Portfolio's portfolio manager believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the performance of Portfolios that invest in value stocks may be lower or higher than that of funds that invest in other types of equity securities.

Master Limited Partnerships ("MLPs") and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies as well as risks relating to transportation, storage and delivery, slowdowns in new construction, extreme weather or other natural disasters and threats of attack by terrorists on energy assets. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are generally considered interest-rate sensitive investments. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove

NYLIM VP Growth Allocation Portfolio

management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.
Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance and four additional indexes over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 3000® Index to represent a broad measure of market performance. The table also includes the average annual returns of the S&P 500® Index, MSCI EAFE® Index (Net), Bloomberg U.S. Aggregate Bond Index and Growth Allocation Composite Index, which are generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2016-2025)

Best Quarter
2020, Q2	16.83%
Worst Quarter
2020, Q1	-18.98%

NYLIM VP Growth Allocation Portfolio

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Initial Class	2/13/2006	12.52%	7.33%	8.32%
Service Class	2/13/2006	12.24%	7.06%	8.05%
Russell 3000® Index[1]		17.15%	13.15%	14.29%
S&P 500® Index[2]		17.88%	14.42%	14.82%
MSCI EAFE® Index (Net)[3]		31.22%	8.92%	8.18%
Bloomberg U.S. Aggregate Bond Index[4]		7.30%	-0.36%	2.01%
Growth Allocation Composite Index[5]		18.38%	10.40%	11.03%

1. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2.  The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

3.  The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.

4. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

5.  The Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively.

Management

New York Life Investment Management LLC serves as the Manager. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Manager	Portfolio Managers	Service Date

New York Life Investment Management LLC	Jonathan Swaney, Managing Director	Since 2008
	Migene S. Kim, Managing Director	Since 2025
	Amit Soni, Director	Since 2016
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC”).

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account that invests in the Portfolio.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC through which you purchased your variable annuity policy or variable life insurance policy, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable annuity policies or variable life insurance policies, you should consult the prospectus of the appropriate separate account and read the discussion of the federal income tax consequences to variable annuity policy and variable life insurance policy owners.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

NYLIM VP Moderate Allocation Portfolio

(formerly, NYLI VP Moderate Allocation Portfolio)

Investment Objective

The Portfolio seeks long-term growth of capital and, secondarily, current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	None	None
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Acquired (Underlying) Fund Fees and Expenses	0.54%	0.54%
Total Annual Portfolio Operating Expenses	0.58%	0.83%
Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 59	$ 186	$ 324	$ 726
Service Class	$ 85	$ 265	$ 460	$ 1,025
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a "fund of funds" that seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds managed by New York Life Investment Management LLC (“New York Life Investment Management”) or its affiliates (the "Underlying Portfolios/Funds"). The Portfolio will generally invest in Underlying Portfolios of NYLIM VP Funds Trust (“Underlying VP Portfolios”) unless an Underlying VP Portfolio in a particular asset class (or sub-asset class) is deemed by the portfolio managers to be unavailable. The Underlying Portfolios/Funds are described and offered for direct investment in separate prospectuses. The Portfolio is designed for investors with a particular risk profile as represented by the asset class allocations described below, and invests in a distinct mix of Underlying Portfolios/Funds.

The Portfolio seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50% to 70%) of its assets in Underlying Equity Portfolios/Funds, and approximately 40% (within a range of 30% to 50%) of its assets in Underlying Fixed-Income Portfolios/Funds. The Portfolio may invest approximately 15% (within a range of 5% to 25%) of its assets in Underlying International Equity Portfolios/Funds. New York Life Investment Management may change the asset class allocations, the Underlying Portfolios/Funds in which the Portfolio invests, or the target weighting without approval from shareholders. With respect to investments in Underlying Portfolios/Funds that invest significantly in both U.S. and non-U.S. equity securities, New York Life Investment Management will generally allocate such investments equally between Underlying U.S. Equity Portfolios/Funds and Underlying International Equity Portfolios/Funds.

New York Life Investment Management will determine each Underlying Portfolio/Fund’s asset class, and for Underlying Portfolios/Funds that may potentially fall into multiple asset classes, New York Life Investment Management will classify them based on certain factors, including, but not

NYLIM VP Moderate Allocation Portfolio

limited to, the Underlying Portfolio's/Fund's investment strategy and portfolio characteristics. The Underlying Portfolios/Funds may engage in strategies involving non-traditional asset classes (e.g., master limited partnerships), non-traditional investment strategies (e.g., non-correlated returns or short sales) or illiquid assets.

New York Life Investment Management uses a two-step asset allocation process to create the Portfolio's investments. The first step includes a strategic review of the target allocations to the equity and fixed-income asset classes and a determination of any tactical allocation adjustments to establish the portion of the Portfolio's investable portfolio (meaning the Portfolio's assets available for investment, other than working cash balances) to be invested in each asset class.

The following table illustrates the Portfolio's target allocations among asset classes (the target allocations and/or actual holdings will vary from time to time as a result of the tactical allocation process, although these variations will remain within the ranges described above):

	U.S. Equity	International Equity	Total Equity	Fixed-Income
NYLIM VP Moderate Allocation Portfolio	45%	15%	60%	40%

The second step in the Portfolio's construction process involves the actual selection of Underlying Portfolios/Funds to represent the asset classes indicated above and determination of target weightings among the Underlying Portfolios/Funds. The Portfolio may invest in any or all of the Underlying Portfolios/Funds within an asset class, but will not normally invest in every Underlying Portfolio/Fund at one time. Selection of individual Underlying Portfolios/Funds is based on several factors, including, but not limited to, past performance and total portfolio characteristics (e.g., size, style, credit quality and duration). For cash management purposes, the Portfolio may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Portfolio also may invest in Underlying Portfolios/Funds that are money market funds.

New York Life Investment Management monitors the Portfolio's investments daily to ensure that the Portfolio's actual asset class allocations among the Underlying Portfolios/Funds continue to conform to the Portfolio's target allocations over time and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies (including emerging markets), securities markets, and various segments within those markets. In response to adverse market or other conditions, the Portfolio may, regardless of its normal asset class allocations, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. In connection with the asset allocation process, the Portfolio may from time to time invest more than 25% of its assets in one Underlying Portfolio/Fund.

The Portfolio may invest in derivatives, such as total return swaps, to seek to enhance returns or reduce the risk of loss by hedging certain of its holdings.
Principal Risks of the Portfolio

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by New York Life Investment Management may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders, which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Asset Allocation Risk: Although allocation among different asset classes generally limits the Portfolio's exposure to the risks of any one class, the risk remains that New York Life Investment Management may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating economic conditions might cause an overall weakness in corporate earnings that reduces the absolute level of stock prices in that market. Under these circumstances, if the Portfolio, through its holdings of Underlying Portfolios/Funds, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. The Underlying Portfolios/Funds selected by New York Life Investment Management may underperform the market or other investments. Similarly, the portfolio managers of the Underlying Portfolios/Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other investments. Moreover, because the Portfolio has set limitations on the amount of assets that normally may be allocated to each asset class, the Portfolio has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the Portfolio may not be ideal for all investors and may not effectively increase returns or decrease risk for investors.

Conflicts of Interest Risk: Potential conflicts of interest situations could arise. For example, New York Life Investment Management may be subject to potential conflicts of interest in selecting or allocating assets among the Underlying Portfolios/Funds because the fees paid to it and its affiliates by some Underlying Portfolios/Funds are higher than the fees paid by other Underlying Portfolios/Funds. In addition, the Portfolio’s portfolio managers may also serve as portfolio managers to one or more Underlying Portfolios/Funds and may have an incentive to select certain Underlying Portfolios/Funds due to compensation considerations or to support new investment strategies or cash flow needs of Underlying Portfolios/Funds. Moreover, a situation could occur where the best interests of the Portfolio could be adverse to the best interests of Underlying Portfolios/Funds or vice versa. New York Life Investment Management will analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts.

NYLIM VP Moderate Allocation Portfolio

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities that the ETF is designed to track, although lack of liquidity in an ETF’s shares could result in the market price of the ETF’s shares being more volatile than the value of the underlying portfolio of securities. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to their net asset value ("NAV"); (ii) an ETF may fail to accurately track the market segment or index that underlies its investment objective and, therefore, may not produce the intended results; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading in an ETF’s shares on an exchange may be halted due to market conditions or other reasons; and (v) an ETF may fail to meet the requirements of the exchange necessary to maintain the listing of the ETF. Although ETFs will generally trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as authorized participants or market makers), or determinations by market participants to cease serving as authorized participants or market makers (including during times of market stress), and any other disruptions in the ordinary functioning of the creation and redemption process may result in a lack of liquidity of ETF shares or their trading significantly at a premium or a discount to NAV. If an ETF’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may result in a lack of liquidity of ETF shares or their trading significantly at a premium or discount to NAV. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. If the market for an ETF’s shares is open during times when the markets for some or all of the ETF’s underlying investments are closed, there may be changes to the value of such investments from the last quotes of the closed market, which could lead to differences between the market value of the ETF’s shares and NAV. As with conventional funds, ETFs also incur management fees, trading costs, marketing expenses and licensing fees that increase their costs versus the costs of owning the underlying securities directly.

Focused Portfolio Risk: To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolios/Fund, it will be particularly sensitive to the risks associated with that Underlying Portfolios/Fund and changes in the value of that Underlying Portfolios/Fund may have a significant effect on the net asset value of the Portfolio. Similarly, the extent to which an Underlying Portfolios/Fund invests a significant portion of its assets in a single industry or economic sector will impact the Portfolio’s sensitivity to adverse developments affecting such industry or sector.

Large Transactions Risk: To minimize disruptions to the operations of the Portfolio and the Underlying Portfolios/Funds, New York Life Investment Management seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. These practices may temporarily affect New York Life Investment Management's ability to fully implement the Portfolio's investment strategies.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by New York Life Investment Management may not produce the desired results or expected returns.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Portfolio's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Portfolio. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

Principal Risks of the Underlying Portfolios/Funds

The principal risks of the Underlying Portfolios/Funds in which the Portfolio invests, which could adversely affect the performance of the Portfolio, may include the risks summarized below. For purposes of the risks summarized below, the terms “Portfolio” and “Portfolios” may also refer to “Underlying Portfolio/Fund” or “Underlying Portfolios/Funds” as the context requires.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Portfolio's manager or subadvisor may not produce the desired results or expected returns. A Portfolio's manager or subadvisor may give consideration to certain ESG criteria when evaluating an

NYLIM VP Moderate Allocation Portfolio

investment opportunity. The application of ESG criteria may result in a Portfolio (i) having exposure to certain securities or industry sectors that are different than the composition of the Portfolio's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio's benchmark.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing a Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if a Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to a Portfolio. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, a Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Portfolio writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Portfolio could experience a substantial loss. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price a Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by a Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Portfolio's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Portfolio. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in a Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of a Portfolio.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Portfolio’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Portfolio’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of a Portfolio’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for a Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of a Portfolio’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Portfolio and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent a Portfolio is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises. Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio’s yield will fluctuate with changes in short-term interest rates.

NYLIM VP Moderate Allocation Portfolio

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Portfolio may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative by certain ratings agencies because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss (which may be substantial or total loss) of income and principal. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: A Portfolio’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, a Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Portfolio is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities issued by larger companies may have less growth potential and may

NYLIM VP Moderate Allocation Portfolio

not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates (or the expectations of such changes), the market's perception of issuers, and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these instruments may depend on the ability of the Portfolio's manager or subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs involve risks associated with direct ownership of real estate, including losses from casualty or condemnation, changes in local or general economic conditions, fluctuations in supply and demand, decline in property values, extended vacancies, increases in property taxes, lack of availability of mortgage financing, variations in rental income and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency. In addition, REITs that are privately held or not traded on a national securities exchange may subject the Portfolio to liquidity and valuation risk.

Short Sales Risk: If a security sold short increases in price, a Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. A Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. A Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. By investing the proceeds received from selling securities short, a Portfolio is employing a form of leverage which creates special risks.

A Portfolio may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with the short sale.

Until a Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover a Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, a Portfolio may not be able to substitute or sell the pledged collateral. This may limit a Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Regulatory Risk: A Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Portfolio to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Portfolio's ability to fully implement its investment strategies.

Value Stock Risk: Value stocks may never reach what a Portfolio's portfolio manager believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the performance of Portfolios that invest in value stocks may be lower or higher than that of funds that invest in other types of equity securities.

Master Limited Partnerships ("MLPs") and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies as well as risks relating to transportation, storage and delivery, slowdowns in new construction, extreme weather or other natural disasters and threats of attack by terrorists on energy assets. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are generally considered interest-rate sensitive investments. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove

NYLIM VP Moderate Allocation Portfolio

management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.
Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance and four additional indexes over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 3000® Index to represent a broad measure of market performance. The table also includes the average annual returns of the S&P 500® Index, MSCI EAFE® Index (Net), Bloomberg U.S. Aggregate Bond Index and Moderate Allocation Composite Index, which are generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2016-2025)

Best Quarter
2020, Q2	13.25%
Worst Quarter
2020, Q1	-13.16%

NYLIM VP Moderate Allocation Portfolio

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Initial Class	2/13/2006	11.30%	5.62%	6.88%
Service Class	2/13/2006	11.02%	5.36%	6.61%
Russell 3000® Index[1]		17.15%	13.15%	14.29%
S&P 500® Index[2]		17.88%	14.42%	14.82%
MSCI EAFE® Index (Net)[3]		31.22%	8.92%	8.18%
Bloomberg U.S. Aggregate Bond Index[4]		7.30%	-0.36%	2.01%
Moderate Allocation Composite Index[5]		15.57%	7.69%	8.82%

1. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2.  The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

3.  The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.

4. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

5.  The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively.

Management

New York Life Investment Management LLC serves as the Manager. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Manager	Portfolio Managers	Service Date

New York Life Investment Management LLC	Jonathan Swaney, Managing Director	Since 2008
	Migene S. Kim, Managing Director	Since 2025
	Amit Soni, Director	Since 2016
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC”).

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account that invests in the Portfolio.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC through which you purchased your variable annuity policy or variable life insurance policy, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable annuity policies or variable life insurance policies, you should consult the prospectus of the appropriate separate account and read the discussion of the federal income tax consequences to variable annuity policy and variable life insurance policy owners.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

More About Investment Strategies and Risks

Information about each Portfolio's investment objective, principal investment strategies, investment practices and principal risks appears in the relevant summary section for each Portfolio at the beginning of this Prospectus. The information below describes in greater detail the principal and other investments, investment practices and risks pertinent to one or more of the Portfolios, including the Underlying Portfolios/Funds in which the NYLIM VP Conservative Allocation Portfolio, NYLIM VP Moderate Allocation Portfolio, NYLIM VP Growth Allocation Portfolio and NYLIM VP Equity Allocation Portfolio (each, an "Asset Allocation Portfolio", collectively, the "Asset Allocation Portfolios"), may invest, and exchange-traded products ("ETPs") in which the NYLIM VP Hedge Multi-Strategy Portfolio may invest. Some of the Portfolios and Underlying Portfolios/Funds or ETPs may use the investments/strategies discussed below more than other Portfolios and Underlying Portfolios/Funds or ETPs. The strategies and risks below generally apply to (i) the Portfolios, (ii) the Underlying Portfolios/Funds, and (iii) the ETPs in which the NYLIM VP Hedge Multi-Strategy Portfolio may invest, as applicable. Therefore, references to a "Portfolio" also include the Underlying Portfolios/Funds and ETPs unless the context requires otherwise. Not all investments/strategies of the Portfolios may be described in this Prospectus.

Investment Policies and Objectives

Certain Portfolios have names that suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these Portfolios has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as described in that Portfolio’s Principal Investment Strategies section and set forth in the Statement of Additional Information (“SAI”). This requirement is applied at the time a Portfolio invests its assets. If, subsequent to an investment by a Portfolio, this requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this requirement. To the extent a Portfolio invests in derivatives, such investments may be counted on a mark-to-market basis for purposes of the 80% policy. The NYLIM Group of Funds has adopted a policy to provide a New York Life Investment Management Portfolio's shareholders with at least 60 days' prior notice of any changes in that Portfolio’s non-fundamental investment policy with respect to investments of a type suggested by its name. The 80% policies for the NYLIM VP Hedge Multi-Strategy Portfolio, NYLIM VP PIMCO Real Return Portfolio and NYLIM VP Wellington Growth Portfolio were not adopted pursuant to Rule 35d-1 under the 1940 Act and are not subject to the 60 days’ prior notice policy. For additional information, please see the SAI.

The NYLIM VP U.S. Government Money Market Portfolio has a policy to invest 99.5% or more of its total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash and/or government securities) so as to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act. Government securities, as defined under the 1940 Act and interpreted, include securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities. As a “government money market fund,” the Portfolio is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price. In addition, as a “government money market fund,” the Board has determined that the Portfolio is not subject to liquidity fees on redemptions. The Board has reserved the ability to change this determination with respect to liquidity fees, but such change would become effective only after shareholders were provided with specific advance notice of the change. Unless otherwise stated, each Portfolio “looks through” its holdings in ETFs to the characteristics of the underlying securities held by the ETF in order to comply with any stated investment strategy, objective or policies.

When the discussion states that a Portfolio invests “primarily” in a certain type or style of investment, this means that under normal circumstances it will invest at least 65% of its assets, as described above, in that type or style of investment.

Each Portfolio may invest its net assets in other investment companies, including exchange-traded funds ("ETFs") that invest in similar securities to those in which each Portfolio may invest directly, and count such holdings towards various guideline tests (such as the 80% test required pursuant to Rule 35d-1 under the 1940 Act). In appropriate circumstances, synthetic investments may also count toward various guideline tests (such as the 80% test required pursuant to Rule 35d-1 under the 1940 Act). See “Exchange-Traded Funds” below. With respect to the NYLIM VP U.S. Government Money Market Portfolio’s policy to invest 99.5% or more of the Portfolio’s total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully,” the Portfolio may, as appropriate, deem investments in other “government money market funds” pursuant to Rule 2a-7 under the 1940 Act as within its 99.5% policy for compliance purposes.

Each Portfolio’s investment objective is non-fundamental and may be changed without shareholder approval.

For a discussion on how a Portfolio will determine if an issuer is U.S. or foreign, please see Foreign Securities and Currencies Risk below.

Russian Securities Risk

Until further notice, no Portfolio will purchase securities of Russian issuers.

More About Investment Strategies and Risks

AI Risk

As computing technology and data analytics advance, there has been a trend towards machine driven and artificially intelligent trading systems, particularly with respect to increasing levels of autonomy in trading decision capabilities. Regulators of financial markets have become increasingly focused on the potential impact of artificial intelligence ("AI") on investment activities and may issue regulations that affect the use of artificial technology in trading activities. Any such regulations may not have the effect on financial markets that regulators intend. Additionally, the use of and advancements in AI and other technologies may result in the introduction of inaccurate, biased, or otherwise faulty outputs and security vulnerabilities, which can go undetected. The increasingly widespread use of AI by issuers and market participants and investments in such technologies by issuers may significantly impact the economy, financial markets and issuers. Malicious actors also may use AI for fraud, hacking, or market manipulation. Issuers that engage in artificial intelligence-related businesses or that simply increasingly use these technologies are particularly susceptible to the risks associated with artificial intelligence and its rapid and unpredictable evolution, including (but not limited to) market and business risks, technology and product risks, cybersecurity and data security risks, and intellectual property risks.

Cryptocurrencies and Digital Assets Risk

The increased prevalence and acceptance of cryptocurrencies and digital assets throughout the economy and financial markets may also significantly impact the investments made by a Portfolio, even indirectly. Issuers that engage in cryptocurrency, digital assets-related businesses or blockchain technology or otherwise have exposure to cryptocurrencies or digital assets are particularly susceptible to the risks associated with cryptocurrencies or digital or blockchain assets and technologies, including (but not limited to) potential fraud and market manipulation, extreme market volatility, theft, errors, and losses related to cyber incidents. Cryptocurrencies and digital assets lack centralized oversight, which can increase these risks. In addition, the prices of securities issued by companies in these market segments are subject to increased volatility, potentially rapid changes in the regulatory environment and risks associated with changes in investor sentiment. As a result, a Portfolio may be adversely affected by developments impacting these issuers.

Developments which may result in the fall in the price of digital assets and may have an adverse impact on a Portfolio, include but are not limited to:

• Regulatory changes, whether in or outside the United States, which inhibit or ban the holding and/or transacting in any such digital assets;

• Whether a particular digital asset is determined to be a security or offered and sold as a security under federal and state laws;

• Enforcement actions by regulatory authorities on cryptocurrency asset trading platforms on which digital assets are traded and which may serve as a pricing source for the calculation of the reference rate for digital assets that are used to value a Portfolio’s investments;

• Fragmentation and lack of regulation of digital asset marketplaces, including of spot markets for cryptocurrency assets, which can result in fraud, theft or market manipulation;

• The adoption of any particular digital asset as a medium of exchange, store-of-value, or other consumptive asset and the maintenance and development of the open-source software protocol of the relevant network, and speculative expectations thereto;

• Interest rates, the rates of inflation of fiat currencies or cryptocurrencies, and digital asset and fiat currency conversion and exchange rates; and

• Decreased confidence in digital asset exchanges generally and instability resulting from the failure of certain digital asset exchanges.

Additional Information About Risks

The principal risks of investing in the Portfolios are described below, which may result in a loss of your investment. As indicated in the table below, not all of these risks are principal risks of investing in each Portfolio. The risks are presented below in alphabetical order, and not in the order of importance or potential exposure. The Portfolios may be subject to risks to different degrees. The fact that a particular risk is not identified as a principal risk for a Portfolio does not mean that the Portfolio is prohibited from investing in securities or investments that give rise to that risk. There can be no assurance that a Portfolio will achieve its investment objective.

Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the SAI. The following information regarding investment strategies and risks is provided in alphabetical order and not necessarily in order of importance.

More About Investment Strategies and Risks

x Principal Risk • Additional Risk	NYLIM VP American Century Large Cap Equity Portfolio	NYLIM VP Candriam Emerging Markets Equity Portfolio	NYLIM VP Epoch U.S. Equity Yield Portfolio	NYLIM VP Fidelity Institutional AM Utilities Portfolio	NYLIM VP Natural Resources Portfolio	NYLIM VP PineStone International Equity Portfolio	NYLIM VP S&P 500 Index Portfolio
Asset Allocation Risk
Cash Flow Risk
Closed-End Funds Risk	•	•	•		•		•
Commodities and Commodity-Linked Derivatives Risk	•			•	x
Concentration Risk				x	x
Conflicts of Interest Risk	•			•	•
Consumer Staples Sector Risk						x
Convertible Securities Risk	•				x	x
Correlation Risk	x						x
Debt or Fixed-Income Securities Risk					•	•
Depositary Receipts Risk		x			x	x
Derivative Transactions Risk	x	x	•	x	x	x	x
Direct Investments Risk		•	•	•	•
Distressed Securities Risk
Dividend-Paying Stocks Risk	•	•	x	x	•		•
Emerging Markets Risk		x	•	•	x	x
Equity Securities Risk	x	x	x	x	x	x	x
ESG Considerations Risk	x	•	•
Event-Driven Arbitrage Risk
Exchange-Traded Funds Risk		x	•	x	x	•	•
Financial Sector Risk	•	•	•		•		•
Floating Rate Loans Risk
Floating Rate Notes and Variable Rate Demand Obligations Risk
Focused Portfolio Risk					x	x
Foreign Securities and Currencies Risk	x	x	x	x	x	x
Futures Transactions Risk	•	•	•	•	•		•
Geographic Focus Risk		x		•		x
Greater China Risk		•
Growth Stock Risk	x	x	•		x	•
Hard Assets Risk					x
High Yield Municipal Bond Risk
High-Yield Securities Risk	•
Illiquid Investments, Private Placement and Restricted Securities Risk		•		•	•
Increase in Expenses Risk	•	•	•	•	•	•	•
Index Fund of ETPs Risk (Fund of Funds Risk)
Index Strategy Risk							x
Industrials Sector Risk				•		x
Inflation Risk	•	•	•	•	•	•	•
Infrastructure Industry Risk				•
Initial Public Offerings Risk	•	•	•	•	x
Investments in Other Investment Companies Risk	•	•	•	•	•	x	•
Issuer Risk						x
Large Investments or Redemptions by Shareholders Risk	•	•	•	•	•	•	•
Large Transaction Risk
Lending of Portfolio Securities Risk	•	•	•	•	•	•	•
Leverage Risk	•	•	•	•	•
Liquidity and Valuation Risk	•	x	•	x	x	x
Loan Participation Interests Risk
Long/Short Risk

More About Investment Strategies and Risks

x Principal Risk • Additional Risk	NYLIM VP American Century Large Cap Equity Portfolio	NYLIM VP Candriam Emerging Markets Equity Portfolio	NYLIM VP Epoch U.S. Equity Yield Portfolio	NYLIM VP Fidelity Institutional AM Utilities Portfolio	NYLIM VP Natural Resources Portfolio	NYLIM VP PineStone International Equity Portfolio	NYLIM VP S&P 500 Index Portfolio
Market Capitalization Risk	x	x	x	•	x	x	x
Market Risk	x	x	x	x	x	x	x
MLPs and Companies in the Energy Sector Risk			•		•
MLPs and Other Natural Resources Sector Companies Risk			•		•
MLP Structure Risk			•		•
Money Market Fund Regulation Risk
Money Market/Short-Term Securities Risk
Mortgage Dollar Roll Transactions Risk
Mortgage Pass-Through Securities Risk
Mortgage-Related and Other Asset-Backed Securities Risk
Multiple Manager Risk
Muncipal Bond Focus Risk
Municipal Securities Risk
Natural Resources Sector Risk					x
Non-Diversification Risk				x			x
Operational and Cyber Security Risk	•	•	•	•	•	•	•
Options Risk	•	•	•	•	•		•
Portfolio Management Risk	x	x	x	x	x	x	x
Portfolio Turnover Risk		x		•	•
Preferred Stock Risk	•			•	x	x
Profitability Investment Risk
Real Estate Investment Trusts Risk		•	•
Regulatory Risk	•	x	•	x	x	•	x
Repurchase Agreements Risk
Rights and Warrants Risk					x	•
Risk Management Techniques Risk	•	•	•	•	•
Sector Risk				•		x
Short Selling Risk	•	•	•		x
Sovereign Debt Risk
Stable Net Asset Value Risk
Sustainable Investing Risk	x
Swap Agreements Risk	•	•	•	•	•		•
Synthetic Convertible Securities Risk
Tax Risk	•	•	•	•	•		•
Tax Diversification Risk
Technology Stock Risk	•	•	•				•
Temporary Defensive Investments Risk	•	•	•	•	•	•	•
Terrorism and Market Disruption Risk	•	•	•	•	•		•
To-Be-Announced Securities Risk
U.S. Government Securities Risk	•	•	•	•	•		•
Utilities Sector Risk				x
Value Stocks Risk	x	•	x	•	x
VIX Exposure Risk
When-Issued Securities and Forward Commitments Risk						•
Yankee Debt Securities Risk	•			•	•
Yield Risk
Zero Coupon and Payment-in-Kind Bonds Risk						•

More About Investment Strategies and Risks

x Principal Risk • Additional Risk	NYLIM VP Small Cap Growth Portfolio	NYLIM VP Wellington Growth Portfolio	NYLIM VP Schroders Mid Cap Opportunities Portfolio	NYLIM VP Wellington Small Cap Portfolio	NYLIM VP Dimensional U.S. Equity Portfolio	NYLIM VP Winslow Large Cap Growth Portfolio	NYLIM VP Balanced Portfolio
Asset Allocation Risk
Cash Flow Risk
Closed-End Funds Risk	•	•				•	•
Commodities and Commodity-Linked Derivatives Risk							•
Concentration Risk
Conflicts of Interest Risk	•	•	•		•	•	x
Consumer Staples Sector Risk
Convertible Securities Risk	x						•
Correlation Risk
Debt or Fixed-Income Securities Risk	•						x
Depositary Receipts	x						•
Derivative Transactions Risk				•	x	•	x
Direct Investments Risk	•
Distressed Securities Risk							•
Dividend-Paying Stocks Risk		•	•	•	•	•	•
Emerging Markets Risk	x	•				•	x
Equity Securities Risk	x	x	x	x	x	x	x
ESG Considerations Risk		•	•	•		•	•
Event-Driven Arbitrage Risk
Exchange-Traded Funds Risk	x				•		x
Financial Sector Risk	•	•	•	•		•	•
Floating Rate Loans Risk							•
Floating Rate Notes and Variable Rate Demand Obligations Risk							x
Focused Portfolio Risk
Foreign Securities and Currencies Risk	x	•	•	•		x	x
Futures Transactions Risk		•		•	•	•	•
Geographic Focus Risk		•		•			•
Greater China Risk
Growth Stock Risk	x	x		x		x
Hard Assets
High Yield Municipal Bond Risk							•
High-Yield Securities Risk							•
Illiquid Investments, Private Placement and Restricted Securities Risk	x					•	•
Increase in Expenses Risk	•	•	•	•	•	•	•
Index Fund of ETPs Risk (Fund of Funds Risk)
Index Strategy Risk
Inflation Risk	•	•	•	•	•	•	•
Infrastructure Industry Risk							•
Initial Public Offerings Risk	•	•	•	•		•	•
Investments in Other Investment Companies Risk	•	•	•	•	•	•	•
Issuer Risk
Large Investments or Redemptions by Shareholders Risk	•	•	•	•	•	•	•
Large Transaction Risk
Lending of Portfolio Securities Risk	•	•	•	•	•	•	•
Leverage Risk	•	•			•	•	•
Liquidity and Valuation Risk	x	•	•	•	•	•	x
Loan Participation Interests Risk							•
Long/Short Risk
Market Capitalization Risk	x	x	x	x	x	x	x

More About Investment Strategies and Risks

x Principal Risk • Additional Risk	NYLIM VP Small Cap Growth Portfolio	NYLIM VP Wellington Growth Portfolio	NYLIM VP Schroders Mid Cap Opportunities Portfolio	NYLIM VP Wellington Small Cap Portfolio	NYLIM VP Dimensional U.S. Equity Portfolio	NYLIM VP Winslow Large Cap Growth Portfolio	NYLIM VP Balanced Portfolio
Market Risk	x	x	x	x	x	x	x
MLPs and Companies in the Energy Sector Risk		•
MLPs and Other Natural Resources Sector Companies Risk		•
MLP Structure Risk		•
Money Market Fund Regulation Risk
Money Market/Short-Term Securities Risk							•
Mortgage Dollar Roll Transactions Risk							•
Mortgage Pass-Through Securities Risk							•
Mortgage-Related and Other Asset-Backed Securities Risk							x
Multiple Manager Risk	x						x
Municipal Bond Focus Risk
Municipal Securities Risk							•
Natural Resources Sector Risk			•
Non-Diversification Risk
Operational and Cyber Security Risk	•	•	•	•	•	•	•
Options Risk		•			•	•	•
Portfolio Management Risk	x	x	x	x	x	x	x
Portfolio Turnover Risk	•	•	•	•	•		x
Preferred Stock Risk	•	•		•	•		•
Profitability Investments Risk					x
Real Estate Investment Trusts Risk	x		•	•			•
Regulatory Risk	•	•	•	•	•	•	•
Repurchase Agreements Risk							•
Rights and Warrants Risk
Risk Management Techniques Risk	•	•	•	•	•	•	•
Sector Risk	x				•
Short Selling Risk			•			•	•
Sovereign Debt Risk							•
Stable Net Asset Value Risk
Sustainable Investing Risk
Swap Agreements Risk						•	•
Synthetic Convertible Securities Risk
Tax Risk	•	•	•	•	•	•	•
Tax Diversification Risk
Technology Stock Risk	•	•	•	•	•	•
Temporary Defensive Investments Risk	•	•	•	•	•	•	•
Terrorism and Market Disruption Risk	•	•	•	•	•	•	•
To-Be-Announced Securities Risk							•
U.S. Government Securities Risk	•	•	•	•		•	•
Utilities Sector Risk			•
Value Stocks Risk				x	x	•	x
VIX Exposure Risk
When-Issued Securities and Forward Commitments Risk							•
Yankee Debt Securities Risk	•						•
Yield Risk							x
Zero Coupon and Payment-in-Kind Bonds Risk							•

More About Investment Strategies and Risks

x Principal Risk • Additional Risk	NYLIM VP Income Builder Portfolio	NYLIM VP Janus Henderson Balanced Portfolio	NYLIM VP MacKay Convertible Portfolio	NYLIM VP CBRE Global Infrastructure Portfolio	NYLIM VP Hedge Multi-Strategy Portfolio	NYLIM VP Bond Portfolio	NYLIM VP Floating Rate Portfolio
Asset Allocation Risk
Cash Flow Risk					x
Closed-End Funds Risk	•	•	•	•	•	•	•
Commodities and Commodity-Linked Derivatives Risk	•	•	•		x	•
Concentration Risk				x
Conflicts of Interest Risk	•	•	•		•	•	•
Consumer Staples Sector Risk
Convertible Securities Risk	x		x	x	x		•
Correlation Risk					x
Debt or Fixed-Income Securities Risk	x	x	x		x	x	x
Depositary Receipts Risk	•			x	x
Derivative Transactions Risk	x	x	•	•	x	x	•
Direct Investments Risk
Distressed Securities Risk	•	•			x	•	•
Dividend-Paying Stocks Risk	•	x		•
Emerging Markets Risk	•	x	•	x	x	•	•
Equity Securities Risk	x	x	x	x	x		•
ESG Considerations Risk	•		•				•
Event-Driven Arbitrage Risk					x
Exchange-Traded Funds Risk	•		•	x	x		•
Financial Sector Risk	•	•	•		•	•	•
Floating Rate Loans Risk	x		•		x		x
Floating Rate Notes and Variable Rate Demand Obligations Risk	•	x	•		x		•
Focused Portfolio Risk					x
Foreign Securities and Currencies Risk	x	x	x	x	x	x	x
Futures Transactions Risk	•	•	•	•	•	•	•
Geographic Focus Risk	•	•	•		x	•	•
Greater China Risk
Growth Stock Risk		x			x
Hard Assets Risk
High Yield Municipal Bond Risk	•		•
High-Yield Securities Risk	x	x	x		x	x	x
Illiquid Investments, Private Placement and Restricted Securities Risk	•	x	x	•		•	•
Increase in Expenses Risk	•	•	•	•	•	•	•
Index Fund of ETPs Risk (Fund of Funds Risk)					x
Index Strategy Risk					x
Inflation Risk	•	•	•	•	•	•	•
Infrastructure Industry Risk				x
Initial Public Offerings Risk	•	•	•		•		•
Investments in Other Investment Companies Risk	•	•	•	x	x	•	•
Issuer Risk
Large Investments or Redemptions by Shareholders Risk	•	•	•	•	•	•	•
Large Transaction Risk					x
Lending of Portfolio Securities Risk	•	•	•	•		•	•
Leverage Risk	•	•	•		x	•	•
Liquidity and Valuation Risk	x	x	x	x	x	x	x
Loan Participation Interests Risk	x	•	•	•	x	x	x
Long/Short Risk					•
Market Capitalization Risk	x	•	•	x	x	•	•

More About Investment Strategies and Risks

x Principal Risk • Additional Risk	NYLIM VP Income Builder Portfolio	NYLIM VP Janus Henderson Balanced Portfolio	NYLIM VP MacKay Convertible Portfolio	NYLIM VP CBRE Global Infrastructure Portfolio	NYLIM VP Hedge Multi-Strategy Portfolio	NYLIM VP Bond Portfolio	NYLIM VP Floating Rate Portfolio
Market Risk	x	x	x	x	x	x	x
MLPs and Companies in the Energy Sector Risk				•
MLPs and Other Natural Resources Sector Companies Risk				•
MLP Structure Risk				x
Money Market Fund Regulation Risk
Money Market/Short-Term Securities Risk	x	x	x			•	x
Mortgage Dollar Roll Transactions Risk	x	•	•		•	x	•
Mortgage Pass-Through Securities Risk	•	x			x	x
Mortgage-Related and Other Asset-Backed Securities Risk	x	x	•		x	x	•
Multiple Manager Risk	x
Municipal Bond Focus Risk
Municipal Securities Risk	•	•	•		x	•	•
Natural Resources Sector Risk
Net Asset Value Risk							•
Non-Diversification Risk
Operational and Cyber Security Risk	•	•	•	•	•	•	•
Options Risk	•	•	•	•	•	•	•
Portfolio Management Risk	x	x	x	x	x	x	x
Portfolio Turnover Risk	•	x	•		•	x
Preferred Stock Risk	•	•		x	x
Profitability Investments Risk
Real Estate Investment Trusts Risk	•		•		x		•
Regulatory Risk	•	•	•	•	•	•	•
Repurchase Agreements Risk	•	•	•		x	•	•
Rights and Warrants Risk				x	x
Risk Management Techniques Risk	•	•	•	•	•	•	•
Sector Risk				•
Short Selling Risk	•	x	•	•	x		•
Sovereign Debt Risk	•	•	•	•		•	•
Stable Net Asset Value Risk
Sustainable Investing Risk				•
Swap Agreements Risk	•	•	•	•	•	•	•
Synthetic Convertible Securities Risk			x
Tax Risk	•	•	•	•	•	•	•
Taxability Risk							•
Tax Diversification Risk
Technology Stock Risk					•
Temporary Defensive Investments Risk	•	•	•	•	•	•	•
Terrorism and Market Disruption Risk	•	•	•	•	•	•	•
To-Be-Announced Securities Risk	x	x	•			•	•
U.S. Government Securities Risk	•	•	•			•	•
Utilities Sector Risk
Value Stocks Risk	x		•	•	x
VIX Exposure Risk					x
When-Issued Securities and Forward Commitments Risk	•		•				•
Yankee Debt Securities Risk	•	•	•		•	•	•
Yield Risk	x	x	x			x	x
Zero Coupon and Payment-in-Kind Bonds Risk			•		x	x	•

More About Investment Strategies and Risks

x Principal Risk • Additional Risk	NYLIM VP MacKay U.S. Infrastructure Bond Portfolio	NYLIM VP MacKay High Yield Corporate Bond Portfolio	NYLIM VP MacKay Strategic Bond Portfolio	NYLIM VP PIMCO Real Return Portfolio	NYLIM VP U.S. Government Money Market Portfolio
Asset Allocation Risk
Cash Flow Risk
Closed-End Funds Risk	•	•	•	•
Commodities and Commodity-Linked Derivatives Risk	•		•	•
Concentration Risk
Conflicts of Interest Risk		•	•	•	•
Consumer Staples Sector Risk
Convertible Securities Risk	•	x	x	•
Correlation Risk
Debt or Fixed-Income Securities Risk	x	x	x	x	x
Depositary Receipts Risk		•
Derivative Transactions Risk	x	x	x	x
Direct Investments Risk
Distressed Securities Risk		•	•	•
Dividend-Paying Stocks Risk
Emerging Markets Risk		•	x	x
Equity Securities Risk	•	x	x	x
ESG Considerations Risk	•		•
Event-Driven Arbitrage Risk
Exchange-Traded Funds Risk	•	•	•	•
Financial Sector Risk	•	•	•	•	•
Floating Rate Loans Risk	•	x	x		•
Floating Rate Notes and Variable Rate Demand Obligations Risk	x	•	x		x
Focused Portfolio Risk
Foreign Securities and Currencies Risk		x	x	x
Futures Transactions Risk	•	•	•	•
Geographic Focus Risk	•	•	•	•
Greater China Risk
Growth Stock Risk
Hard Assets Risk
High Yield Municipal Bond Risk	•	•	•	•
High-Yield Securities Risk	•	x	x	x
Illiquid Investments, Private Placement and Restricted Securities Risk	x	x	x	•
Increase in Expenses Risk	•	•	•	•	•
Index Fund of ETPs Risk (Fund of Funds Risk)
Index Strategy Risk
Inflation Risk	•	•	•	•	•
Infrastructure Industry Risk	x
Initial Public Offerings Risk		•	•	•
Investments in Other Investment Companies Risk	•	•	•	•
Issuer Risk
Large Investments or Redemptions by Shareholders Risk	•	•	•	•	•
Large Transaction Risk
Lending of Portfolio Securities Risk		•	•	•
Leverage Risk		•	•
Liquidity and Valuation Risk	x	x	x	x	•
Loan Participation Interests Risk	•	x	x	•
Long/Short Risk
Market Capitalization Risk	•	•	•	•

More About Investment Strategies and Risks

x Principal Risk • Additional Risk	NYLIM VP MacKay U.S. Infrastructure Bond Portfolio	NYLIM VP MacKay High Yield Corporate Bond Portfolio	NYLIM VP MacKay Strategic Bond Portfolio	NYLIM VP PIMCO Real Return Portfolio	NYLIM VP U.S. Government Money Market Portfolio
Market Risk	x	x	x	x	x
MLPs and Companies in the Energy Sector Risk
MLPs and Other Natural Resources Sector Companies Risk
MLP Structure Risk
Money Market Fund Regulation Risk					•
Money Market/Short-Term Securities Risk	x	x	x	x	x
Mortgage Dollar Roll Transactions Risk	•	•	x	x
Mortgage Pass-Through Securities Risk			•	x
Mortgage-Related and Other Asset-Backed Securities Risk	x	•	x	x	x
Multiple Manager Risk
Municipal Bond Focus Risk	x		•
Municipal Securities Risk	x	•	x	•	•
Natural Resources Sector Risk
Net Asset Value Risk	•	•	•
Non-Diversification Risk
Operational and Cyber Security Risk	•	•	•	•	•
Options Risk	•	•	•	•
Portfolio Management Risk	x	x	x	x	x
Portfolio Turnover Risk	•		x	x	•
Preferred Stock Risk
Profitability Investments Risk
Real Estate Investment Trust Risk		•	•
Regulatory Risk	•	•	x	x	•
Repurchase Agreements Risk	•	•	•	•	x
Rights and Warrants Risk
Risk Management Techniques Risk	•	•	•	•	•
Sector Risk
Short Selling Risk		•	•	x
Sovereign Debt Risk	•	•	•	x
Stable Net Asset Value Risk					x
Sustainable Investing Risk
Swap Agreements Risk	•	•	•	•
Synthetic Convertible Securities Risk
Tax Risk	•	•	•	•	•
Taxability Risk		•	•
Tax Diversification Risk					x
Technology Stock Risk
Temporary Defensive Investments Risk	•	•	•	•	•
Terrorism and Market Disruption Risk	•	•	•	•	•
To-Be-Announced Securities Risk		•	•	•
U.S. Government Securities Risk	•	•	•	•	•
Utilities Sector Risk
Value Stocks Risk
VIX Exposure Risk
When-Issued Securities and Forward Commitments Risk	x	•	x	•
Yankee Debt Securities Risk		•	•	•
Yield Risk	x	x	x	x	x
Zero Coupon and Payment-in-Kind Bonds Risk	•	•	x	•

More About Investment Strategies and Risks

x Principal Risk • Additional Risk	NYLIM VP Conservative Allocation Portfolio	NYLIM VP Moderate Allocation Portfolio	NYLIM VP Growth Allocation Portfolio	NYLIM VP Equity Allocation Portfolio
Asset Allocation Risk	x	x	x	x
Cash Flow Risk
Closed-End Funds Risk	•	•	•	•
Commodities and Commodity-Linked Derivatives Risk	•	•	•	•
Concentration Risk
Conflicts of Interest Risk	x	x	x	x
Consumer Staples Sector Risk
Convertible Securities Risk	•	•	•	•
Correlation Risk	•	•	•	•
Debt or Fixed-Income Securities Risk	x	x	x	x
Depositary Receipts Risk	•	•	•	•
Derivative Transactions Risk	x	x	x	x
Direct Investments Risk	•	•	•	•
Distressed Securities Risk	•	•	•	•
Dividend-Paying Stocks Risk	•	•	•	•
Emerging Markets Risk	x	x	x	x
Equity Securities Risk	x	x	x	x
ESG Considerations Risk
Event-Driven Arbitrage Risk
Exchange-Traded Funds Risk	x	x	x	x
Financial Sector Risk	•	•	•	•
Floating Rate Loans Risk	•	•	•	•
Floating Rate Notes and Variable Rate Demand Obligations Risk	•	•	•	•
Focused Portfolio Risk	x	x	x	x
Foreign Securities and Currencies Risk	x	x	x	x
Futures Transactions Risk	•	•	•	•
Geographic Focus Risk	•	•	•	•
Greater China Risk
Growth Stocks Risk	x	x	x	x
Hard Assets Risk
High Yield Municipal Bond Risk	•	•	•	•
High-Yield Securities Risk	x	x	x	x
Illiquid Investments, Private Placement and Restricted Securities Risk	•	•	•	•
Increase in Expenses Risk	•	•	•	•
Index Fund of ETPs Risk (Fund of Funds Risk)
Index Strategy Risk
Inflation Risk	•	•	•	•
Infrastructure Industry Risk
Initial Public Offerings Risk	•	•	•	•
Investments in Other Investment Companies Risk	•	•	•	•
Issuer Risk
Large Investments or Redemptions by Shareholders Risk	•	•	•	•
Large Transaction Risk	x	x	x	x
Lending of Portfolio Securities Risk	•	•	•	•
Leverage Risk	•	•	•	•
Liquidity and Valuation Risk	x	x	x	x
Loan Participation Interests Risk	•	•	•	•
Long/Short Risk
Market Capitalization Risk	x	x	x	x
Market Risk	x	x	x	x

More About Investment Strategies and Risks

x Principal Risk • Additional Risk	NYLIM VP Conservative Allocation Portfolio	NYLIM VP Moderate Allocation Portfolio	NYLIM VP Growth Allocation Portfolio	NYLIM VP Equity Allocation Portfolio
MLPs and Companies in the Energy Sector Risk	•	•	•	•
MLPs and Other Natural Resources Sector Companies Risk	x	x	x	x
MLP Structure Risk	•	•	•	•
Money Market Fund Regulation Risk
Money Market/Short-Term Securities Risk	•	•	•	•
Mortgage Dollar Roll Transactions Risk	•	•	•	•
Mortgage Pass-Through Securities Risk	•	•	•	•
Mortgage-Related and Other Asset-Backed Securities Risk	x	x	x	x
Multiple Manager Risk
Muncipal Bond Focus Risk
Municipal Securities Risk	•	•	•	•
Natural Resources Sector Risk
Non-Diversification Risk
Operational and Cyber Security Risk	•	•	•	•
Options Risk	•	•	•	•
Portfolio Management Risk	x	x	x	x
Portfolio Turnover Risk	•	•	•	•
Preferred Stock Risk	•	•	•	•
Profitability Investments Risk
Real Estate Investment Trusts Risk	x	x	x	x
Regulatory Risk	x	x	x	x
Repurchase Agreements Risk	•	•	•	•
Rights and Warrants Risk	•	•	•	•
Risk Management Techniques Risk	•	•	•	•
Sector Risk
Short Selling Risk	x	x	x	x
Sovereign Debt Risk	•	•	•	•
Stable Net Asset Value Risk
Sustainable Investing Risk
Swap Agreements Risk	•	•	•	•
Synthetic Convertible Securities Risk
Tax Risk	•	•	•	•
Tax Diversification Risk
Technology Stock Risk	•	•	•	•
Temporary Defensive Investments Risk	•	•	•	•
Terrorism and Market Disruption Risk	•	•	•	•
To-Be-Announced Securities Risk	•	•	•	•
U.S. Government Securities Risk	•	•	•	•
Utilities Sector Risk
Value Stocks Risk	x	x	x	x
VIX Exposure Risk
When-Issued Securities and Forward Commitments Risk	•	•	•	•
Yankee Debt Securities Risk	•	•	•	•
Yield Risk	•	•	•	•
Zero Coupon and Payment-in-Kind Bonds Risk	•	•	•	•

More About Investment Strategies and Risks

x Principal Risk • Additional Risk	NYLIM VP MFS® Investor Trust Portfolio	NYLIM VP MFS® Research Portfolio	NYLIM VP Newton Technology Growth Portfolio
Closed-End Funds Risk	●	●	●
Convertible Securities Risk	●	●	●
Debt or Fixed Income Securities Risk			●
Depositary Receipts Risk	●	●	X
Derivative Transactions Risk	●	●	●
Emerging Markets Risk	●	●	X
Equity Securities Risk	X	X	X
ESG Considerations Risk	●	●
Exchange-Traded Funds Risk	●	●	●
Foreign Securities and Currencies Risk	X	X	X
Geographic Focus Risk	●	●	●
Greater China Risk	●	●	●
Growth Stocks Risk	X	X	X
Illiquid Investments, Private Placement and Restricted Securities Risk			●
Increase in Expenses Risk	●	●	●
Inflation Risk	●	●	●
Initial Public Offerings	●	●	●
Investments in Other Investment Companies Risk	●	●	●
Issuer Risk	X	X	●
Large Investments or Redemptions by Shareholders Risk	X	X	●
Lending of Portfolio Securities Risk	●	●	●
Liquidity and Valuation Risk	X	X	X
Loan Participation Interests Risk			●
Market Capitalization Risk	X	X	X
Market Risk	X	X	X
Master Limited Partnerships Risk			●
Operational and Cyber Security Risk	●	●	●
Options Risk	●	●	●
Portfolio Management Risk	X	X	X
Real Estate Investment Trusts Risk	●	●	●
Regulatory Risk	●	●	●
Repurchase Agreements Risk	●	●	●
Restricted Securities Risk	●	●	●
Rights and Warrants Risk	●	●	●
Risk Management Techniques Risk	●	●	●
Sector Risk	X	X	X
Short Selling Risk	●	●	●
Swap Agreements Risk	●	●	●
Tax Risk	●	●	●
Technology Stock Risk	●	●	X
Temporary Defensive Investments Risk	●	●	●
Value Stocks Risk	X	X	●
When-Issued Securities and Forward Commitments Risk	●	●	●
Zero Coupon and Payment-in-Kind Bonds Risk			●

Asset Allocation Risk

The Asset Allocation Portfolios utilize an asset allocation strategy in pursuit of their respective investment objectives. The Asset Allocation Portfolios are "funds of funds" that seek to achieve their investment objectives by investing in mutual funds and ETFs managed by New York Life Investment Management or its affiliates. Accordingly, the portfolio managers generally select mutual funds and ETFs managed

More About Investment Strategies and Risks

by New York Life Investment Management or its affiliates without evaluating funds managed by third parties, which may have better performance, lower fees and expenses or principal investment strategies that may be deemed more attractive by the portfolio managers. Thus, an Asset Allocation Portfolio’s investment performance depends upon the Manager’s allocation and reallocation of the Asset Allocation Portfolio’s assets among Underlying Portfolios/Funds with exposure to various asset classes, investments, advisers, strategies and/or investment styles. Although the Asset Allocation Portfolios' asset allocation strategies are intended to limit each Asset Allocation Portfolio’s exposure to the risks of any one asset class, investment or style, New York Life Investment Management may favor one or more Underlying Portfolios/Funds that may not achieve their investment objective and/or may underperform other investments or assets or the securities markets as a whole, thereby causing the Asset Allocation Portfolio to underperform other funds with similar investment objectives and/or strategies. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the Asset Allocation Portfolio, through its holdings of Underlying Portfolios/Funds, were invested primarily in stocks, it would likely perform poorly relative to a portfolio invested primarily in bonds. From time to time, an Asset Allocation Portfolio may invest more than 25% of its assets in one Underlying Portfolio/Fund or otherwise focus its investments in a single Underlying Portfolio/Fund. As a result, the Asset Allocation Portfolio would be particularly susceptible to that Underlying Portfolio's/Fund’s performance, fees and expenses and portfolio holdings, and may be more vulnerable to losses. In addition, the Asset Allocation Portfolio may be deemed to “control” an Underlying Portfolio/Fund in these circumstances and certain others. However, voting by the Asset Allocation Portfolio with regard to such an Underlying Portfolio's/Fund’s securities would be made pursuant to the Asset Allocation Portfolio’s applicable policies and procedures.

Similarly, the portfolio managers of the Underlying Portfolios/Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other investments. Moreover, because each Asset Allocation Portfolio limits the amount of its assets that may be allocated to each asset class, an Asset Allocation Portfolio has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. Subject to such limitations, New York Life Investment Management may adjust allocations to various Underlying Portfolios/Funds. Such adjustments may not produce the intended results and an Asset Allocation Portfolio may not achieve its investment objective, in whole or in part. In addition, the asset allocation determinations made by New York Life Investment Management may not be ideal for all investors, may not effectively increase returns or decrease risk for investors and may be subject to delay or may otherwise not be timely relative to market, economic or other developments. Investing in an Underlying Portfolio/Fund will also expose the Asset Allocation Portfolio to a pro rata portion of the Underlying Portfolio's/Fund’s fees and expenses. In addition, one Underlying Portfolio/Fund may buy the same securities that another Underlying Portfolio/Fund sells. Therefore, the Asset Allocation Portfolio would indirectly bear the costs of these trades without accomplishing the investment purpose.

Cash Flow Risk

The amount of cash that the NYLIM VP Hedge Multi-Strategy Portfolio has available to distribute to shareholders will depend on the ability of the ETPs in which the NYLIM VP Hedge Multi-Strategy Portfolio has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends. The NYLIM VP Hedge Multi-Strategy Portfolio will likely have no influence over the actions of the ETPs in which it invests with respect to the payment of distributions or dividends. The amount of cash that any ETP can distribute to its investors, including the NYLIM VP Hedge Multi-Strategy Portfolio, will depend on the amount of cash the ETP's investment performance generates from operations, which will vary from quarter to quarter depending on factors affecting the particular business lines of the issuer. Available cash will depend on the ETP’s operating costs, capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.

Closed-End Funds Risk

Closed-end funds are investment companies that generally do not continuously offer their shares for sale. Rather, closed-end funds typically trade on a secondary market, such as the New York Stock Exchange (“Exchange”) or the NASDAQ Stock Market, Inc. ("NASDAQ"). Listed closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the closed-end fund’s investment objective. Moreover, investments in a closed-end fund generally reflect the risks of the closed-end fund's underlying portfolio of securities. Closed-end funds may also trade at a discount or premium to their net asset value ("NAV") and may trade at a larger discount or smaller premium subsequent to their purchase. Closed-end funds may trade infrequently and with small volume, which may make it difficult to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of directly owning the underlying securities. Since closed-end funds may trade on exchanges, a Portfolio may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares. Additionally, activist investment firms may target closed-end funds, exploiting the discount between their market price and their NAV to purchase shares in order to accumulate large stakes in these funds. These activist firms oftentimes then pressure fund management to take action, such as tender offers, share buybacks or fund liquidations, that result in the share price converging with the NAV to generate short-term profits. If a closed-end fund is targeted by an activist investment firm, the closed-end fund may not be able to meet its investment objective. Additionally, the closed-end fund’s other expenses, including expenses relating to proxy solicitation, shareholder communications and special meetings as well as legal and litigation costs, could increase as a result of an activist campaign.

Commodities and Commodity-Linked Derivatives Risk

Commodities include precious metals (such as gold, silver, platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the

More About Investment Strategies and Risks

price movements of a physical commodity (such as energy, mineral or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Certain Portfolios may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note.

Exposure to the commodities markets may subject the Portfolios to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism, weather and natural disasters, and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

Commodity-Linked Derivatives. Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of the commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index investment.

Structured Notes. Structured notes expose the Portfolios economically to movements in commodity prices. The performance of a structured note is determined by the price movements of the commodity underlying note. A highly liquid secondary market may not exist for structured notes, and there can be no assurance that one will develop. These notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

Concentration Risk

Because certain Portfolios focus their investments in a specific industry or group of industries, the Portfolios may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. Such Portfolios are particularly susceptible to financial, economic, political, or market events, as well as government regulation, impacting the industries, companies or instruments in which they invest. The Portfolios are subject to the risk that: (1) their performance will be closely tied to the performance of those particular industries, companies or instruments; (2) their performance will be adversely impacted when such industries, companies or instruments experience a downturn; and (3) they will perform poorly during a slump in demand for securities of companies in such industries or for such instruments. Securities of issuers in certain industries are at times volatile, and there may be sharp fluctuations in prices, even during periods of rising prices. To the extent that a Subadvisor’s expectations regarding developments in industries in which a Portfolio invests are not realized, the Portfolio may underperform the securities markets generally and Portfolios that implement a more diversified strategy. These types of events, and the associated risks, are described in “Hard Assets Risk” and “Utilities Sector Risk.”

Conflicts of Interest Risk

Potential conflicts of interest situations could occur where New York Life Investment Management is subject to competing interests that have the potential to influence its investment decisions for an Asset Allocation Portfolio and which decisions could adversely impact an Asset Allocation Portfolio. For example, New York Life Investment Management may be subject to potential conflicts of interest in selecting or allocating assets among the Underlying Portfolios/Funds because, for example, the fees paid to it and its affiliates by some Underlying Portfolios/Funds are higher than the fees paid by other Underlying Portfolios/Funds. In addition, the Portfolio’s portfolio managers may also serve as portfolio managers to one or more Underlying Portfolios/Funds and may have an incentive to select certain Underlying Portfolios/Funds due to compensation considerations or to support new investment strategies or cash flow needs of certain Underlying Portfolios/Funds. For example, New York Life Investment Management may be influenced by its view of the best interests of Underlying Portfolios/Funds, such as a view that an Underlying Portfolio/Fund may benefit from additional assets or could be harmed by redemptions. New York Life Investment Management and the portfolio managers have a fiduciary duty to each Asset Allocation Portfolio to act in that Asset Allocation Portfolio's best interests when selecting Underlying Portfolios/Funds. Under the oversight of the Board and pursuant to applicable policies and procedures, New York Life Investment Management will carefully analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts. An Asset Allocation Portfolio's or Underlying Portfolio's/Fund’s activities may be limited or restricted because of laws and regulations applicable to New York Life Investment Management or the Asset Allocation Portfolio or applicable policies and procedures of New York Life Investment Management or the Asset Allocation Portfolio. For example, if a portfolio manager comes into possession of material, non-public information about an affiliated Underlying Portfolio/Fund, the portfolio manager could potentially be restricted from transacting in the Underlying Portfolio/Fund’s shares, which may adversely affect the Asset Allocation Portfolio.

More About Investment Strategies and Risks

Consumer Staples Sector Risk

To the extent the Portfolio invests in companies in the consumer staples sector, it is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn in the consumer staples sector. Investments in the consumer staples sector involve risks associated with companies that manufacture products and provide staples services directly to the consumer. Investments in the consumer staples sector may be adversely affected by, among other things, fluctuations in supply and demand, disruptions in supply chains, product obsolescence, product liability claims, changes in regulations, domestic and global economic conditions, consumer spending, competition, demographics, consumer preferences and production spending, and environmental and political events.

Convertible Securities Risk

Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

The NYLIM VP MacKay Convertible Portfolio may invest in a type of convertible securities referred to as contingent convertible securities (“CoCos”), which are a form of hybrid debt security typically issued as subordinated debt instruments (i.e., the rights and claims of holders of CoCos will generally rank junior to the claims of holders of the issuer’s other debt instruments). CoCos are subject to risks in addition to those of convertible securities because, among other things, CoCos may be automatically converted to equity (such as common stock) or have their principal written down upon the occurrence of certain triggering events. These triggering events are usually linked to regulatory capital or other financial thresholds or regulatory actions calling into question the issuer’s continued viability as a going concern. If the issuer triggers a CoCo’s conversion mechanism, the Portfolio may lose all or part of the principal amount invested on a permanent or temporary basis or the CoCo may be converted to equity or other security ranking junior to the corresponding CoCo. In addition, coupon payments on CoCos are often discretionary and may be cancelled by the issuer or a regulatory authority to help the issuer absorb financial losses. The types of adverse events that may impact the value of an investment in CoCos are unpredictable and may be influenced by many factors, including (without limitation) interest rate risk, credit risk, risks of non-U.S. markets and liquidity risk, and certain CoCos are subject to the risks associated with high yield securities. Holders of CoCos may suffer a loss when holders of the same issuer’s comparable equity securities do not.

Correlation Risk

There is no assurance that the investment performance of the NYLIM VP S&P 500 Index Portfolio will equal or exceed that of the S&P 500® Index. If the value of each Portfolio’s applicable Index declines, the NAV of shares of each Portfolio is also likely to decline. Each Portfolio's ability to track its applicable Index may be affected by, among other things, transaction costs; changes in either the composition of the Index or the number of bonds or common stock outstanding for the components of the Index; and timing and amount of purchases and redemptions of the Portfolio's shares.

The investment results of the NYLIM VP Hedge Multi-Strategy Portfolio may not equal or exceed those of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. In particular, the NYLIM VP Hedge Multi-Strategy Portfolio’s investment results may not equal or exceed those of the Underlying Index because the NYLIM VP Hedge Multi-Strategy Portfolio bears certain costs and risks associated with buying and selling securities (when rebalancing the NYLIM VP Hedge Multi-Strategy Portfolio’s securities holdings to reflect changes in the Underlying Index or for other similar reasons) while the same costs and risks may not be factored into the investment results of the Underlying Index. Tracking error also may result because the NYLIM VP Hedge Multi-Strategy Portfolio incurs certain other fees and expenses not reflected in the Underlying Index. Market disruptions and regulatory restrictions could have an adverse effect on the NYLIM VP Hedge Multi-Strategy Portfolio’s ability to adjust its exposure to the required levels to track the Underlying Index. In addition, the NYLIM VP Hedge Multi-Strategy Portfolio may use a “representative sampling” approach, which may cause the NYLIM VP Hedge Multi-Strategy Portfolio’s returns to not be as well correlated with the return of the Underlying Index as would be the case if the NYLIM VP Hedge Multi-Strategy Portfolio purchased all of the Underlying Index Components in the proportions represented in the Underlying Index.

New York Life Investment Management (the “Index Provider”) relies on third party data it believes to be reliable in constructing the Underlying Index, but there can be no assurance as to the accuracy or availability of such third-party data, and there is also no guarantee with respect to the accuracy, availability or timeliness of the production of the Underlying Index. Errors with respect to the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all. Therefore, gains, losses or costs associated with errors of the Index Provider or its agents will generally be borne by the NYLIM VP Hedge Multi-Strategy Portfolio and its shareholders. Imperfect correlation between the NYLIM VP Hedge Multi-Strategy Portfolio’s portfolio securities and the Underlying Index Components, rounding of prices, changes to the Underlying Index and regulatory requirements may also cause or contribute to the divergence of the NYLIM VP Hedge Multi-Strategy Portfolio’s investment results from those of the Underlying Index (i.e., the NYLIM VP Hedge Multi-Strategy Portfolio’s returns may not equal or exceed those of the Underlying Index). This risk may be heightened during times of unfavorable market conditions. There is a risk that the Index Provider’s evaluations and assumptions regarding the broad asset classes represented in the Underlying Index may be

More About Investment Strategies and Risks

incorrect based on actual market conditions. In addition, at times certain of the segments of the market represented by the ETPs may be out of favor and underperform other segments.

In addition, the NYLIM VP Hedge Multi-Strategy Portfolio may be unable to invest in certain Underlying Index Components, or invest in them in the exact proportions in which they are represented in the Underlying Index, as a result of legal restrictions or limitations, a lack of liquidity on stock exchanges in which such securities trade, or other reasons. Moreover, the NYLIM VP Hedge Multi-Strategy Portfolio may be delayed in purchasing or selling Underlying Index Components. To the extent the NYLIM VP Hedge Multi-Strategy Portfolio calculates its NAV based on fair value prices and the value of the Underlying Index is based on the securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the NYLIM VP Hedge Multi-Strategy Portfolio’s ability to track the Underlying Index may be adversely affected. In light of the factors discussed above, the NYLIM VP Hedge Multi-Strategy Portfolio’s returns may be lower than the returns of the Underlying Index.

Debt or Fixed-Income Securities Risk

Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes and debentures.

Some debt securities pay interest at fixed rates of return (referred to as fixed-income securities), while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

• Credit risk: Credit risk is the risk that an issuer, guarantor, or liquidity provider of a debt security may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. By purchasing a debt security, in certain circumstances, a buyer is effectively lending money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of an investment. Moreover, during adverse economic conditions and in a rising interest rate environment, the risk that such issuer or guarantor may default on its obligations is heightened. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services. Although credit quality ratings may not accurately reflect the true credit risk or liquidity of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s value, price volatility and liquidity and make it more difficult to sell the instrument at an advantageous price or time. The downgrade of the credit rating of a security or of the issuer of a security held by a Portfolio may decrease its value and liquidity. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and, therefore, do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security. Issuers of unrated securities, municipal issuers with significant debt services requirements in the near- to mid-term and issuers with less capital and liquidity to absorb additional expenses may have greater credit risk. Credit risk also includes credit spread risk, which is the risk that credit spreads (i.e., the difference in yields between securities that is due to differences in their actual or perceived credit quality) may increase when the market believes that investments generally have a greater risk of default. Increasing credit spreads may reduce the market values of a Portfolio’s investments. Credit spreads often increase more for lower-rated and unrated securities than for investment grade securities.

• Maturity risk: Maturity is the average expected repayment date of a Portfolio's portfolio, taking into account the expected final repayment dates of the securities in the portfolio. A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the NAV of a Portfolio that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of a Portfolio that holds debt securities with a shorter average maturity. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity. However, measures such as average duration may not accurately reflect the true interest rate sensitivity of a Portfolio's investments or its overall portfolio.

• Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

• Interest rate risk: A variety of factors can cause interest rates to change, including central bank monetary policies, inflation rates and general economic conditions. The value of a debt security usually changes when interest rates change. Generally, when interest rates go up, the value of a previously-issued debt security goes down and when interest rates go down, the value of a previously-issued debt security goes up. During periods of very low or negative interest rates, a Portfolio's susceptibility to interest rate risk may be magnified, its yield may be diminished and its performance may be adversely affected. A Portfolio may also be

More About Investment Strategies and Risks

subject to heightened interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve adjusts a quantitative easing program and/or changes rates. For more information on risks associated with inflation, please see “Inflation Risk.”

Changing interest rates (or the expectation of such changes) may have unpredictable effects on markets, including market volatility, and may adversely affect performance. A low or negative interest rate environment may pose additional risks because low or negative yields on portfolio holdings may have an adverse impact on the Portfolio's ability to provide a positive yield to its shareholders. Any such change in interest rates may be sudden and significant, with unpredictable effects on the financial markets and a Portfolio's investments. Should interest rates decrease, investments in certain variable-rate and fixed-rate debt securities may be adversely affected. Additionally, short-term and long-term interest rates do not necessarily move in the same amount or in the same direction. The impact of interest rate changes on a fixed-income or other debt instrument depends on several factors, notably the instrument's duration. The value of a debt instrument with a longer duration will generally be more sensitive to interest rate changes than a similar instrument with a shorter duration.

• Extension risk and Prepayment risk: An issuer could exercise its right to pay principal on an obligation later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation may decrease, and a Portfolio may also suffer from the inability to reinvest in higher yielding securities. An issuer may exercise its right to redeem outstanding debt securities prior to their maturity (known as a “call”) or otherwise pay principal earlier than expected for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls or “prepays” a security, the Portfolio may not recoup the full amount of its initial investment and may be required to reinvest in generally lower-yielding securities, securities with greater credit risks or securities with other, less favorable features or terms.

Debt securities rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) are considered to have speculative characteristics and some may be commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities.

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer a portfolio’s duration, the more it will react to changes in interest rates and the greater the risk and return potential. Duration may not accurately reflect the true interest rate sensitivity of instruments held by a Portfolio and, in turn, a Portfolio’s susceptibility to changes in interest rates. For example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if the interest rates rose by one percentage point.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps a Portfolio manage duration and risk, and attempts to create a more consistent return.

Inflation-protected securities may react differently from other fixed-income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. If interest rates rise due to reasons other than inflation, an investment in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Depositary Receipts Risk

American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), Non-Voting Depositary Receipts (“NVDRs”) and other similar securities represent ownership of securities of non-U.S. issuers held in trust by a bank, exchange or similar financial institution. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. GDRs and EDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. NVDRs are typically issued by an exchange or its affiliate and do not have voting rights. These investments may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to a Portfolio and may negatively impact the Portfolio’s performance.

Derivative Transactions Risk

Derivative transactions, or “derivatives,” may include options, forwards, futures, options on futures and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies, commodities or indices. The use of

More About Investment Strategies and Risks

these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be difficult to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency, commodity or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is incorrect about its expectations of changes to the underlying securities, interest rates, currencies, commodities, indices or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using over-the-counter (“OTC”) or bilateral derivatives, there is a risk that a Portfolio will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. OTC derivatives are complex and often valued subjectively, which exposes a Portfolio to heightened liquidity risk, mispricing and valuation risk. In the event of the bankruptcy or insolvency of a counterparty, a Portfolio could experience the loss of some or all of its investment in a derivative or experience delays in liquidating its positions, including declines in the value of its investment during the period in which a Portfolio seeks to enforce its rights, and an inability to realize any gains on its investment during such period. A Portfolio may also incur fees and expenses in enforcing its rights. Certain derivatives are subject to mandatory clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each participant’s derivatives position, is intended to reduce counterparty credit risk and exchange-trading is intended to increase liquidity, but neither make derivatives transactions risk-free.

In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Investments in derivatives may increase or accelerate the amount of taxable income, or result in the deferral of losses, that would otherwise be recognized by a Portfolio in determining the amount of dividends distributable to shareholders.

Trading of derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) is subject to a limit on notional derivatives exposure as a limited derivatives user or subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of a Portfolio to invest in derivatives, short sales and similar financing transactions, limit a Portfolio's ability to employ certain strategies that use these instruments and/or adversely affect a Portfolio's efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives.

Future regulatory developments may impact a Portfolio's ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Portfolio itself is regulated. These or other legislative or regulatory changes may negatively impact a Portfolio and/or result in a change in its investment strategy.

Direct Investments Risk

Direct investments are investments made directly with an enterprise through a shareholder or similar agreement, not through publicly traded shares or interests. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, direct investments may take longer to liquidate than would be the case for publicly traded securities. Although direct investments may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

Distressed Securities Risk

Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities may be subject to greater levels of market, credit, issuer and liquidity risks. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Additionally, distressed companies may be engaged in restructurings, bankruptcy proceedings or other financial difficulties which may cause the value of their securities to fluctuate rapidly or unpredictably. Generally, a Portfolio will not receive interest payments on such securities and may incur costs to protect its investment. A Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a company in which a Portfolio has invested, a Portfolio may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. The market for securities of such companies tends to be illiquid and sales may be possible only at substantial discounts. In addition, a Portfolio's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Dividend-Paying Stocks Risk

Dividend-paying stocks may underperform the securities of other companies that do not typically produce income or other distributions. In addition, issuers of dividend-paying stock may have discretion at any time to reduce, defer, or stop paying dividends for a stated period of time. Depending upon market conditions, an income-producing stock that meets a Portfolio’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of a Portfolio to produce current income while remaining fully diversified. Equity securities with higher dividend yields may be sensitive to changes in interest

More About Investment Strategies and Risks

rates, and as interest rates rise, the prices of such securities may fall. The distributions received by a Portfolio may not qualify as income for Portfolio investors.

Emerging Markets Risk

The risks of foreign investments (or exposure to foreign investments) are usually much greater when they are made in (or result in exposure to) emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing, recordkeeping, corporate governance and financial reporting standards and requirements comparable to those to which companies in developed countries are subject. Local exchanges in emerging market countries may also be likely to experience market manipulation by foreign nationals who possess inside information.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging market countries have pervasive corruption and crime that may hinder investments. These countries may also be more susceptible to fraud, money laundering and economic sanctions risk, which may result in negative commercial consequences in relation to the value, liquidity and tradability of investments in or related to those countries and regions. Certain emerging markets may also face other significant internal or external risks, including the risk of war, macroeconomic, geopolitical, global health conditions, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets. Such government participation or other intervention may impair investment and economic growth or otherwise adversely affect investments in these countries or regions. National policies (including sanctions programs) that may limit investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available to a Portfolio) for investment losses and injury to private property, and the ability of U.S. authorities (e.g., the Securities and Exchange Commission (“SEC”) and the U.S. Department of Justice) and investors (e.g., the Portfolios) to bring actions against bad actors may be limited. There may also be significant obstacles for investigations into or litigation against companies. As a result of these legal systems and limitations, a Portfolio faces the risk of being unable to enforce its rights with respect to its investments in emerging markets, which may cause losses to the Portfolio. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because a Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the United States and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Standard securities settlement cycles applicable to foreign investments may be longer than in the U.S. Longer foreign settlement cycles may subject a Portfolio's trades in foreign investments to an increased risk of operational errors and may require a Portfolio or its counterparties to pre-fund certain transactions, which may increase the costs to the Portfolio.

Frontier market countries generally have smaller economies, less developed capital markets, more political and economic instability and weaker legal, financial accounting and regulatory infrastructure than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries), and, as a result, a Portfolio's exposure to the risks associated with investing in emerging market countries are magnified if the Portfolio invests in frontier market countries. Frontier markets generally have greater market volatility, lower trading volume, less investor participation and greater risk of market shutdown than more developed markets. Many frontier markets may be dependent on foreign aid, foreign trade or commodities. Settlement systems may be less developed and less organized in frontier markets.

Equity Securities Risk

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When a Portfolio buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on domestic stock

More About Investment Strategies and Risks

exchanges, foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including (without limitation) common stocks, preferred stocks, ADRs, and real estate investment trusts ("REITs").

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

• Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

• Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

• Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Portfolio's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

ESG Considerations Risk

With respect to certain Portfolios, the following Subadvisors generally give consideration to environmental, social, and/or governance (“ESG”) criteria when evaluating investment opportunities for those Portfolios, consistent with each Portfolio's investment objective and Principal Investment Strategies. Certain criteria that may be used by these Subadvisors are described below. The application of ESG criteria may result in a Portfolio (i) having exposure to certain securities or industry sectors that are different than the composition of the Portfolio's benchmark; and (ii) performing differently than the Portfolio's benchmark or other funds and strategies in the Portfolio's peer group that do not take into account ESG criteria or use different ESG criteria or ESG investment strategies. In addition, sectors and securities of companies that meet the ESG criteria may shift into and out of favor depending on market and economic conditions. The consideration of ESG criteria may adversely affect a Portfolio’s performance.

• American Century Investment Management, Inc. (“American Century”): American Century considers ESG criteria including, but not limited to, impact on or from greenhouse gas emissions, climate change, natural resource use, waste management practices, human capital management, product safety, data privacy and security, supply chain management, corporate governance and business ethics.

• Candriam: Candriam may give consideration to ESG criteria such as sector, currency, region, certain types of extractive industries, tobacco-related industries and industries related to chemical, biological or white phosphorus weapons.

• CBRE Investment Management Listed Real Assets LLC (“CBRE”): CBRE may give consideration to ESG criteria including, but not limited to, climate resilience and risk management, decarbonization, energy and water resources and management, anti-discrimination policies, diversity and inclusion, community engagement, health and safety, human capital management, corporate governance, shareholder alignment, transparency, and compliance.

• Epoch Investment Partners, Inc. (“Epoch”): Epoch may give consideration to ESG criteria including, but not limited to, climate change and carbon footprint, and corporate governance practices, such as board expertise, risk oversight, and renumeration.

• Janus Henderson Investors US LLC (“Janus”): Janus may give consideration to ESG criteria such as corporate governance, political governance, executive pay, board structure and diversity, business ethics, corporate reporting, company culture, human capital and diversity, community relations, human rights, climate change, carbon footprint, biodiversity, and deforestation.

• MacKay Shields LLC (“MacKay Shields”): MacKay Shields may give consideration to ESG criteria including, but not limited to, climate change, sustainability, energy resources & management, job creation/employee relations, human rights, health and safety, transparency/disclosures, board expertise, audit practices, transparency and accountability.

• Massachusetts Financial Services Company (“MFS”): In managing the NYLIM VP MFS® Investors Trust Portfolio and NYLIM VP MFS® Research Portfolio, MFS may consider ESG factors in its fundamental investment analysis and security selection process alongside more traditional economic factors where MFS believes such ESG factors could materially impact the economic value of an issuer. MFS believes that certain ESG factors could materially impact the value of an issuer by representing a source of economic opportunity that contributes to an issuer's growth and outperformance relative to its peer group or a source of risk that may result in a condition or the occurrence of an event that could have a material negative impact on an issuer's value. Examples of potentially material ESG opportunities and risks may include, but are not limited to, physical and transitional impacts related to climate change, resource depletion, shifting market or consumer preferences or demand, an issuer's governance structure and practices, data protection and privacy issues, diversity and labor practices, and regulatory and reputational risks.

• Segall Bryant & Hamill, LLC (“SBH”): SBH may give consideration to ESG criteria including, but not limited to, climate change, sustainability, clean technology, natural resource use, human capital management, diversity and inclusion, health and safety, transparency/disclosures, board structure and audit practices.

• Schroder Investment Management North America Inc. (“Schroders”): The financially material sustainability characteristics that may be evaluated as part of the investment process, including issues such as climate risk, environmental performance, labor standards and corporate governance, among others, are anticipated to evolve over time and one or more characteristics may not

More About Investment Strategies and Risks

be relevant with respect to all issuers that are eligible for investment. The relevance and weightings of specific sustainability characteristics to the investment process vary across asset classes, sectors and strategies. Sustainability characteristics are not the only factors that are considered in selecting investments and as a result, investments may not have favorable sustainability characteristics.

• Wellington Management Company LLP (“Wellington”): Wellington may give consideration to ESG criteria including, but not limited to, climate mitigation and resilience, corporate culture, as well as executive compensation and senior-level succession planning.

• Winslow Capital Management, LLC (“Winslow”): Winslow may give consideration to ESG criteria including, but not limited to, impact on or from climate change, natural resource use, waste management practices, human capital management, product safety, supply chain management, corporate governance, business ethics and advocacy for governmental policy.

Event-Driven Arbitrage Risk

A Portfolio’s investments in securities and companies in anticipation of a “special situation” (e.g., a merger) carry the risk that the situation does not occur as anticipated (including on the terms originally proposed), when anticipated, or at all, or if it is perceived to be less likely to occur. The market price of the security purchased by the Portfolio may decline sharply and result in losses to the Portfolio if, for example, such securities are sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price. The consummation of mergers, spin-offs and similar transactions can be prevented or delayed by a variety of factors, including regulatory and antitrust restrictions, political motivations, industry weakness, stock specific events, failed financings and general market declines. During periods when merger activity is low, for example, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. Such arbitrage strategies are also subject to the risk of overall market movements. There is no assurance that the Manager or a Subadvisor will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful merger or similar corporate action.

Exchange-Traded Funds (“ETFs”) Risk

To the extent a Portfolio may invest in securities of other investment companies, it may invest in shares of ETFs, including ETFs advised by affiliates of New York Life Investment Management. ETFs are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities that the ETF is designed to track, although lack of liquidity in an ETF’s shares could result in the market price of the ETF’s shares being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs could result in losses on investment in ETFs. In addition, an actual trading market may not develop for an ETF’s shares and the listing exchange may halt trading of an ETF’s shares. ETFs may not achieve their investment objectives due to, among other reasons, regulatory restrictions, including exchange rules, rapid or material fluctuations in market prices of shares of an ETF, or shares of an ETF trading significantly above or below net asset value. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. A Portfolio will indirectly bear its proportionate share of management fees and other expenses that are charged by an ETF in addition to the management fees and other expenses paid by a Portfolio. A Portfolio will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. A Portfolio may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Portfolio or where access to a local market is restricted or not cost effective. In addition, an index-based ETF may not exactly replicate the performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation between the performance of the ETF’s holdings and that of the index.

A Portfolio may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and the SAI.

The NYLIM VP Hedge Multi-Strategy Portfolio may invest in certain ETFs in excess of statutory limits imposed by the Investment Company Act of 1940, as amended ("1940 Act") in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the ETFs (notably the ETFs' ability to invest in other investment companies and certain structured finance vehicles). (Ordinarily, the 1940 Act limits a portfolio's investments in a single ETF to 5% of the portfolio's total assets and in all ETFs to 10% of the portfolio's total assets and 3% of the total shares outstanding of an ETF.)

Financial Sector Risk

To the extent a Portfolio invests in financial services firms, it is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn in the financial sector. Investments in the financial sector may be adversely affected by regulatory

More About Investment Strategies and Risks

changes, interest rate movements, the availability of capital, the cost of borrowing, the rate of debt defaults, increased competition, changes in fiscal and monetary policies, bank failures and adverse conditions in other related markets.

Floating Rate Loans Risk

Floating rate loans are subject to similar risks as other debt instruments, such as prepayment and extension risk, credit risk, interest rate risk and risks associated with high-yield securities. Floating rate loans may be particularly susceptible to liquidity and valuation risks because the secondary market for these investments is limited. Trades can be infrequent, which results in limited liquidity and transparency for pricing purposes. In addition, floating rate loans may be subject to certain legal and contractual restrictions on resale or assignment. The limited nature of the market may impair a Portfolio's ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, if the market demand for loans increases, the availability of loans for purchase and the interest rate paid by borrowers on such loans may decrease, which may adversely impact a Portfolio. A decrease in the demand for loans, and instances of broader market events (such as turmoil in the loan market or significant sales of loans) may adversely affect the liquidity and value of loans in a Portfolio's portfolio.

Floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, a Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions to pursue other investment opportunities or to raise cash to meet redemption obligations. A Portfolio may also engage in borrowing transactions, such as borrowing against its credit facility, or take other actions to meet redemption obligations, particularly during periods of significant redemption activity, unusual market or economic conditions or financial stress.

Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid on a timely basis or at all. Floating rate loans usually are rated below investment grade or, if unrated, determined by a Portfolio's Manager or Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and involve greater risk of default on interest and principal payments than higher quality loans. In the event that a non-payment occurs, the value of that obligation likely will decline. Investments in floating rate loans may be particularly subject to risks associated with an economic downturn or a significant increase in interest rates. Generally, riskier investments are in lower rated categories.

Although the floating rate loans in which a Portfolio invests are generally speculative, they are generally subject to less credit risk than debt securities rated below investment grade, as they have features that such debt securities generally do not have. Floating rate loans are typically senior obligations of the borrower or issuer, and are typically secured by collateral although they may not be fully collateralized and may be uncollateralized. However, the collateral may be difficult to liquidate, decline in value or be insufficient or unavailable to satisfy a borrower’s obligation. In addition, the loan agreement may limit a Portfolio’s rights to exercise remedies against collateral or may impose procedures that delay a Portfolio's receipt of proceeds of collateral. As a result, a Portfolio may not receive money or payment to which it is entitled under the loan. Floating rate loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In addition, loans that have a lower priority for repayment in a borrower’s capital structure may involve a higher degree of overall risk, and be subject to greater price and payment volatility, than more senior loans of the same borrower. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, floating rate loans are usually part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. Floating rate loans may be subject to contractual subordination terms or otherwise may be subject to the risk that a court may subordinate a Portfolio's interest in a loan or in collateral securing a loan to the interests of other creditors or take other actions detrimental to a Portfolio, including limiting or delaying the remedies or collateral available to a Portfolio. In addition, if a Portfolio holds certain floating rate loans, a Portfolio may be required to exercise its rights collectively with other creditors or through an agent bank or other intermediary acting on behalf of multiple creditors, and the value of a Portfolio's investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates.

A Portfolio will typically purchase loans via assignment, which makes a Portfolio a direct lender. However, a Portfolio may also invest in floating rate loans by purchasing a participation interest. See "Loan Participation Interests."

A Portfolio also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a Portfolio might be unable to enter into a transaction in a publicly-traded security of that borrower, potentially for a substantial period of time, when it would otherwise be advantageous to do so.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, a Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, a Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

A Portfolio may invest in floating rate loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. Exposure may

More About Investment Strategies and Risks

also be obtained to covenant-lite obligations through investment in securitization vehicles and other structured products. Many new, restructured or reissued loans and similar debt obligations do not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations generally allow borrowers to exercise more flexibility with respect to certain activities that may otherwise be limited or prohibited under similar loan obligations that are not covenant-lite. In addition, a Portfolio may receive no or less frequent financial reporting from a borrower under a covenant-lite obligation, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. Accordingly, a Portfolio may have more limited access to financial information and more limited rights to restrict a borrower’s activities and operations under a covenant-lite investment, including fewer protections against the possibility of default and fewer indications of a prospective default. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

The terms of many floating rate notes and other instruments are tied to reference rates or benchmarks such as the Secured Overnight Financing Rate ("SOFR").

Floating Rate Notes and Variable Rate Demand Obligations Risk

Floating rate notes and variable rate demand instruments are generally a long-term debt security that resets its interest rate periodically based on changes to general interest rates and requires a third party, such as a broker-dealer or bank, to remarket or repurchase the security for its face value following demand by a Portfolio. Depending on the interest rate environment, a Portfolio may be adversely affected by any delay between the security’s periodic interest rate reset and an intervening change in general interest rates. In a rising interest rate environment, such a delay may prevent a Portfolio from receiving the higher interest rate payments in a timely manner. Additionally, a Portfolio will be subject to the credit risk of any third party supporting or providing the security’s demand feature, if a Portfolio chooses not to hold the security to maturity and instead exercises the demand feature. A Portfolio is also subject to the risk that the third party’s obligations may terminate or the third party otherwise fails to meet its obligations to support or provide the demand feature. If a Portfolio is for whatever reason unable to exercise the demand feature, it will be subject to the liquidity risk of the floating rate notes or variable rate demand instrument.

The terms of many floating rate notes and other instruments are tied to reference rates or benchmarks such as SOFR.

Focused Portfolio Risk

If a Portfolio invests a significant portion of its assets in a single Underlying Portfolio/Fund, it will be particularly sensitive to the risks associated with that Underlying Portfolio/Fund. A Portfolio’s performance may, therefore, be significantly adversely affected by the performance of such Underlying Portfolio/Fund. An Underlying Portfolio/Fund may concentrate or focus in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class. Thus, the Underlying Portfolio/Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class than a fund that is invested more broadly. Such occurrences or developments may have a significant impact on a Portfolio's investment performance causing such performance to be more volatile than the investment performance of a Portfolio invested more broadly. For example, if an Underlying Portfolio/Fund is concentrated or focused in a particular country, a Portfolio focused in such Underlying Portfolio/Fund would be particularly susceptible to economic, political, regulatory or market developments affecting issuers and countries within the specific geographic regions in which the Underlying Portfolio/Fund invests.

To the extent that the Underlying Index concentrates (i.e., holds 25% or more of its total assets) in an industry or group of industries, the NYLIM VP Hedge Multi-Strategy Portfolio will concentrate its investments to approximately the same extent as the Underlying Index.

Foreign Securities and Currencies Risk

An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. Generally, a Portfolio will rely on an issuer’s “country of risk” (or similar designation) as determined by Bloomberg (or another similar third party) when categorizing securities as either U.S. or foreign-based, although it is not required to do so. Any deviations would be considered on a case-by-case basis by New York Life Investment Management and could include, but would not be limited to, instances where a Portfolio's manager or subadvisor disagrees with the designation of the primary stock exchange on which a dual listed issuer trades. Foreign securities may be more difficult to sell than U.S. securities. Foreign securities may be domiciled in the United States and traded on a U.S. market, but possess elements of foreign risk. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. Additionally, to the extent that the underlying securities held by the Portfolio trade on foreign exchanges or in foreign markets that may be closed when the U.S. markets are open, there are likely to be

More About Investment Strategies and Risks

deviations between the current price of an underlying security and the last quoted price for the underlying security (i.e., the Portfolio's quote from the closed foreign market). There may also be difficulty in invoking legal protections across borders and, as a result, a Portfolio may have limited or no legal recourse with respect to foreign securities. In addition, investments in emerging market countries present unique and greater risks than those presented by investments in countries with developed securities markets and more advanced regulatory systems. For example, some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries. The Asia-Pacific region has historically been highly dependent on global trade and the growth, development and stability of the region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. See “Emerging Markets Risk” above.

Economic sanctions and other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and may result in economic disruptions in the sanctioned country or throughout the world. When the United States is a significant trading partner of a foreign country in which a Portfolio may invest or to which the Portfolio may be exposed, such foreign country may be particularly sensitive to changes in U.S. foreign trading policies, including the threat or actual imposition of tariffs, sanctions or other similar measures. In addition, as a result of economic sanctions and other similar governmental actions or developments, a Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. Sanctions and other similar measures could significantly delay or prevent the settlement of securities transactions or their valuation, and significantly impact a Portfolio's liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advanced notice. The type and severity of sanctions and other measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict.

Many foreign securities are denominated or quoted in a foreign currency. A decline in value of a currency will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a Portfolio's assets. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. However, a Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See “Risk Management Techniques” below.

Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar and inflation may adversely affect a Portfolio's investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. A Portfolio may lose money due to losses and/or expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation and/or governmental restrictions that limit or otherwise delay the Portfolio's ability to convert currencies. A Portfolio's manager or subadvisor may seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies of a Portfolio's assets allocated to the subadvisor(s) by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. However, these transactions and techniques may not always work as intended, and in certain cases a Portfolio may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Futures Transactions Risk

Purchasing and selling single stock futures or stock index futures may be used to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. A Portfolio may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on its ability to invest in foreign currencies, a Portfolio may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, a Portfolio also may enter into futures contracts traded on foreign futures exchanges.

Purchasing and selling futures contracts on debt securities and on indices of debt securities may be used in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Portfolio's securities. Such futures contracts may also be used for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts, including market price, interest rate, leverage, liquidity, counterparty, operational and legal risks. There can be no assurance that a liquid market will exist at the time when a Portfolio seeks to close out a futures contract. If no liquid market exists, a Portfolio would remain obligated to meet margin

More About Investment Strategies and Risks

requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Portfolio's securities being hedged, even if the hedging vehicle closely correlates with the Portfolio’s investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, a Portfolio will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

Geographic Focus Risk

Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, economic, political, social, regulatory, geopolitical and other conditions. These conditions include anticipated or actual government budget deficits or other financial difficulties, levels of inflation and unemployment, fiscal and monetary controls, tax policy and political and social instability. A Portfolio's performance will be particularly susceptible to the conditions in the countries or regions to which it is significantly exposed.

For example, investments in Japan may be subject to additional risks, including those associated with an aging and declining population, which contributes to the increasing cost of Japan’s pension and public welfare system and makes the economy more dependent on foreign trade. Additionally, Japan is prone to natural disasters, such as earthquakes and tsunamis.

Greater China Risk

Investing in securities of issuers located in or economically tied to mainland China, Hong Kong or Taiwan ("Greater China") involves certain risks and considerations, including, more frequent trading suspensions (by the government or the issuer itself), government interventions, nationalization of assets, currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, embargoes and other trade limitations and custody risks. Investments in China involve risk of a total loss due to government action or inaction or other adverse circumstances. Investing in China presents other risks, such as, without limitation, inefficiencies from erratic growth, the unavailability of reliable economic or financial data, potentially high rates of inflation, relatively high levels of asset price volatility, potential shortage of liquidity and limited accessibility by foreign investors, greater competition from regional economies, and territorial and other disputes with other countries. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariff or trade restrictions (and threats thereof) could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry, Chinese issuers, and the liquidity or price of a Portfolio‘s direct or indirect investments in China. It is unclear whether further tariffs and sanctions may be imposed or other escalating actions may be taken in the future, which could negatively impact a Portfolio.

Mainland China controls matters that relate to defense and foreign affairs but does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. There is no guarantee that mainland China will continue to honor the agreement and mainland China may change its policies regarding Hong Kong in the future. Any such change may adversely affect market conditions and the performance of mainland Chinese and Hong Kong issuers and the value of securities in a Portfolio’s portfolio.

Additionally, the prospect of political reunification of mainland China and Taiwan has engendered hostility between the two regions’ governments. This situation poses a significant threat to Taiwan’s economy, as heightened conflict could potentially lead to distortions in Taiwan’s capital accounts and have an adverse impact on the value of investments throughout Greater China.

Growth Stocks Risk

Growth stocks typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Hard Assets Risk

A Portfolio that invests in the securities of “hard assets” companies or instruments that derive their value from hard assets may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Portfolio may be susceptible to financial, economic, political or market events, as well as governmental regulation, impacting the hard assets industries. Specifically, the energy industries can be affected by changes in the prices of supplies and of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations. The metals industries can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation, interest rates, currency fluctuations, metal sales by governments, central

More About Investment Strategies and Risks

banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Securities of issuers in the precious metals and other hard assets industries are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices. Additionally, companies engaged in the production and distribution of hard assets may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

High Yield Municipal Bond Risk

A Portfolio may invest in high-yield municipal bonds. High-yield or non-investment grade municipal bonds (commonly referred to as "junk bonds") may be subject to increased liquidity and valuation risks as compared to other municipal bonds and to high-yield debt securities generally. High-yield municipal bonds are rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of comparable quality by the Subadvisor and are generally considered to be speculative. Analysis of the creditworthiness of issuers of high-yield municipal bonds may be more complex than for issuers of higher quality debt securities, and, as a result, the ability of a Portfolio to achieve its investment objective may be more dependent upon such creditworthiness analysis than would be the case if a Portfolio was investing in higher quality bonds.

There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for a Portfolio to sell such bonds at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates, which could adversely affect and cause large fluctuations in a Portfolio's daily NAV. High-yield municipal bonds may be more likely than other municipal bonds to be considered illiquid and therefore to be subject to a Portfolio's limitation on investments in illiquid investments. It may be difficult for a Portfolio to obtain an accurate or recent market quotation for a high-yield municipal bond, which may cause the security to be "fair valued" in accordance with the Portfolios' and the Manager’s valuation policies.

Credit spreads (i.e., the difference in yield between municipal bonds that is due to differences in their credit quality) may increase when the market believes that municipal bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of a Portfolio’s municipal bonds. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities, and corresponding reductions in market value will generally be greater for longer-maturity securities.

High-yield municipal bonds are generally subject to greater risks with respect to the non-payment of interest and principal and greater market fluctuations than higher quality bonds. If the issuer of a high-yield municipal bond defaults, a Portfolio may incur additional expenses in seeking recovery. The high-yield municipal bonds in which a Portfolio may invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds, which may adversely affect the value of these investments.

High-Yield Securities Risk

High-yield or non-investment grade securities (commonly referred to as "junk bonds") are typically rated below investment grade by one or more NRSROs and are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Investments in high-yield securities involve greater risks than the risks associated with investments in higher rated securities. High-yield securities may be regarded as predominantly speculative by certain rating agencies with respect to the issuer's continuing ability to meet principal and interest payments. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high-yield securities more difficult to sell at an advantageous time or price than other types of securities or instruments. High-yield securities are often issued by companies without long track records of earnings or sale or by companies with lesser credit profiles and may be more volatile than higher-rated securities of similar maturity. High-yield securities may be issued by companies that are restructuring, smaller and less creditworthy, or more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. In addition, certain high-yield securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other fixed-income securities. These securities may be subject to higher transaction costs than higher rated securities. In times of economic or market developments and interest rate changes, these securities may experience higher than normal default rates. In addition, the high-yield market can experience sudden and sharp price swings attributable to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major market participants or investors, or a high-profile default. In the event of default, a Portfolio may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer.

Illiquid Investments, Private Placement and Restricted Securities Risk

A Portfolio’s investments may include illiquid investments or restricted securities. A principal risk of illiquid investments or investing in restricted securities is that they may be difficult to sell.

Securities and other investments purchased by a Portfolio may be illiquid at the time of purchase, or liquid at the time of purchase and may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Securities may also be less liquid (i.e. more difficult to sell) because of trading preferences, such as a buyer disfavoring

More About Investment Strategies and Risks

purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to securities traded over-the-counter, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase and sell such securities.

If one or more instruments in a Portfolio's portfolio become illiquid, a Portfolio may exceed its limit on illiquid investments. In the event that this occurs, a Portfolio must take steps to bring the aggregate amount of illiquid investments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Portfolio to liquidate any portfolio instrument where a Portfolio would suffer a loss on the sale of that investment.

Privately issued securities and other restricted securities are not publicly traded and generally are subject to strict restrictions on resale. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933, as amended ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be classified as illiquid investments. Accordingly, there may be no market or a limited market for the resale of such securities. Therefore, a Portfolio may be unable to dispose of such securities when it desires to do so or at the most favorable price, which may result in a loss to a Portfolio. This potential lack of liquidity also may make it more difficult to accurately value these securities. There may be less information publicly available regarding such securities as compared to publicly issued securities. Privately issued securities that are determined to be “illiquid” would be subject to a Portfolio's policy of not investing more than 15% of its net assets in illiquid investments.

Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Portfolio. A Portfolio may invest in restricted securities, including securities initially acquired through private placement transactions, offered and sold without registration pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as a Portfolio, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in significantly more limited circumstances. A Portfolio may bear certain costs associated with the resale of these securities and may be subject to delays in being permitted to sell these holdings.

Increase in Expenses Risk

The actual costs of investing in a Portfolio may be higher than the expenses shown in “Total Annual Portfolio Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Index Fund of ETPs Risk

The NYLIM VP Hedge Multi-Strategy Portfolio’s investment performance, because it is a fund of funds, depends on the investment performance of the ETPs in which it invests. An investment in the NYLIM VP Hedge Multi-Strategy Portfolio is subject to the risks associated with the ETPs that comprise the Underlying Index. The NYLIM VP Hedge Multi-Strategy Portfolio’s shareholders will indirectly pay a proportional share of the fees, if any, of the ETPs in which it invests. There is a risk that the Index Provider’s and the Subadvisor’s evaluations and assumptions regarding the broad asset classes represented in the Underlying Index may be incorrect based on actual market conditions. In addition, at times certain of the segments of the market represented by the ETPs may be out of favor and underperform other segments.

Index Strategy Risk

Certain Portfolios may employ an index strategy. Therefore, the adverse performance of a particular security ordinarily will not result in the elimination of the security from the Portfolio’s portfolio. The Portfolio’s performance may vary from the index’s performance due to factors such as transaction costs, imperfect correlation between the Portfolio’s holdings and those of the index, and changes in the composition of the index. Also, the Portfolio's fees and expenses will reduce the Portfolio's returns, unlike those of the index. An investment cannot be made directly in an index. These Portfolios are not “actively” managed and would generally not sell a security because the security’s issuer was in financial trouble unless that security is removed from (or was no longer useful in tracking a component of) their respective index.

In the case of the NYLIM VP Hedge Multi-Strategy Portfolio, the Underlying Index may not be successful in replicating the performance of its target strategies. In constructing the underlying strategies of the Underlying Index, the Index Provider may not be successful in replicating the target returns. There is a risk that hedge fund return data provided by third-party hedge fund data providers may be inaccurate or may not reflect hedge fund returns due to survivorship bias, self-reporting bias or other biases, among other factors. In addition, there is no assurance that the NYLIM VP Hedge Multi-Strategy Portfolio’s investment results will equal or exceed those of the Underlying Index or of the NYLIM VP Hedge Multi-Strategy Portfolio’s broad-based securities market index. The NYLIM VP Hedge Multi-

More About Investment Strategies and Risks

Strategy Portfolio’s investment results (and those of the Underlying Index) may generally be expected to be different from the NYLIM VP Hedge Multi-Strategy Portfolio’s broad-based securities market index over various time periods and investment cycles. It is not possible to invest directly in an index.

The NYLIM VP Hedge Multi-Strategy Portfolio’s performance may be adversely affected by the Index Provider’s processes and methodology in constructing the Underlying Index, including as a result of inherent design risks, such as the Index Provider’s rules-based methodology, the underlying asset class weightings and the allocation between and among the various hedge fund investment styles reflected in the Underlying Index. Thus, there is no assurance that the Underlying Index’s methodology will generate or produce the intended results, including accurately achieving exposure to the overall hedge fund universe.

Industrials Sector Risk

The prices of securities in the industrials sector can be volatile and can be impacted significantly by supply and demand for certain products and services, product obsolescence and product liability claims, government regulation, exchange rates, world events, general economic conditions (such as inflation), technological developments, liabilities for environmental damage, general civil liabilities and other factors. In addition, certain companies in the industrials sector may be cyclical and have occasional sharp price movements resulting from changes in, among other things, the economy, fuel prices, labor agreements and insurance costs.

Inflation Risk

A Portfolio's investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future because inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of a Portfolio's assets can decline as can the value of a Portfolio's distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). Therefore, the income generated by debt securities may not keep pace with inflation. The market price of fixed rate debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by a Portfolio. The risk of inflation is greater for debt instruments with longer maturities and especially that pay a fixed interest rate. Additionally, actions by governments and central banking authorities can result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, and vice versa, which may adversely impact a Portfolio and its investments.

Infrastructure Industry Risk

A Portfolio that invests in the securities of infrastructure companies/issuers may be exposed to adverse economic, regulatory, political, legal, and other changes affecting the issuers of infrastructure-related securities. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure-related companies also face operating risks, including the risk of fire, explosions, leaks, mining and drilling accidents or other catastrophic events. Additionally, infrastructure-related companies may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, resulting in delays and cost overruns.

Specific infrastructure assets in which a Portfolio invests may be subject to the following additional risks:

• Communication infrastructure companies/issuers are subject to risks involving changes in government regulation, competition, dependency on patent protection, equipment incompatibility, changing consumer preferences, technological obsolescence and large capital expenditures and debt burdens.

• Energy infrastructure companies/issuers are subject to adverse changes in fuel prices, the effects of energy conservation policies and other risks, such as increased regulation, negative effects of economic slowdowns, reduced demand, cleanup and litigation costs as a result of environmental damage, changing and international politics and regulatory policies of various governments. Natural disasters, man-made disasters or terrorist attacks damaging sources of energy supplies will also negatively impact energy infrastructure companies/issuers.

• Social infrastructure companies/issuers are subject to government regulation and the costs of compliance with such regulations and delays or failures in receiving required regulatory approvals. The enactment of new or additional regulatory requirements may negatively affect the business of a social infrastructure company.

• Transportation infrastructure companies/issuers can be significantly affected by economic changes, fuel prices, labor relations, insurance costs, government regulations, natural disasters, man-made disasters or terrorist attacks.

• Utilities company revenues and costs are subject to regulation by states and other regulators. Regulatory authorities also may restrict a company’s access to new markets. Utilities companies may incur unexpected increases in fuel and other operating costs.

More About Investment Strategies and Risks

Utilities companies are also subject to considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation.

Initial Public Offerings (“IPOs”) Risk

IPO share prices are frequently volatile due to factors such as the absence of a prior public market for the shares, unseasoned trading in the shares, the small number of shares available for trading and limited information about the issuer’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. The purchase of IPO shares may involve high transaction costs. Investments in IPO shares, which are subject to market risk and liquidity risk, involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may have a magnified impact on the performance of a Portfolio with a small asset base. The impact of the investments in IPO shares on a Portfolio's performance will likely decrease as a Portfolio's asset size increases, which could reduce the Portfolio's returns. IPOs may not be consistently available for investing, particularly as the Portfolio's asset base grows. A Portfolio may hold IPO shares for a very short period of time, which may increase portfolio turnover and expenses, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Investments in Other Investment Companies Risk

A Portfolio may invest in other investment companies, including mutual funds, closed-end funds, and ETFs.

A Portfolio may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. A Portfolio might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the Portfolio may not be able to buy those securities directly. Any investment in another investment company would be consistent with a Portfolio's objective and investment program. A Portfolio generally will directly bear its proportionate share of the management fees and other expenses that are charged by other investment companies, which also may be advised by the Manager or its affiliates, in addition to the management fees and other expenses paid by the Portfolio.

The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect performance. In addition, because listed closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual listed NAV of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Issuer Risk

An issuer in which a Portfolio invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Portfolio’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions or factors.

Large Investments or Redemptions by Shareholders Risk

From time to time, a Portfolio may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on performance if a Portfolio is required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase transaction costs. Certain shareholders, including clients or affiliates of the Manager or the Subadvisor and/or other funds managed by the Manager or the Subadvisor or its affiliates, may from time to time own or control a significant percentage of a Portfolio’s shares. Redemptions by these shareholders of their shares may further increase the liquidity risk and may otherwise adversely impact a Portfolio. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients and other shareholders whose buy-sell decisions are controlled by a single decision-maker. For more information, please see “Liquidity and Valuation Risk.”

Large Transaction Risk

To minimize disruptions to the operations of a Portfolio, New York Life Investment Management seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. When New York Life Investment Management determines to initiate a transaction with an Underlying Portfolio/Fund, New York Life Investment Management generally coordinates directly with the portfolio managers of the Underlying Portfolio/Fund to ensure that the transactions are accommodated efficiently and in a cost effective manner, including possibly implementing trades over a period of days rather than all at once. These practices may temporarily affect New York Life Investment Management's ability to fully implement the Portfolio's investment strategies, which may adversely impact the Portfolio.

Lending of Portfolio Securities Risk

A Portfolio may lend its portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Portfolios' Board. In determining whether to lend securities, the Manager or the

More About Investment Strategies and Risks

Subadvisor of a Portfolio or its/their agent will consider relevant facts and circumstances, including the creditworthiness of the borrower. Securities lending involves the risk that a Portfolio may lose money in the event that the borrower fails to return the securities in a timely manner or at all. A Portfolio also could lose money in the event of a decline in the value of the collateral provided for loaned securities or in the event that the borrower fails to provide additional collateral as needed to ensure the loan is fully collateralized. A Portfolio may also not experience the returns expected with the investment of cash collateral. Furthermore, as with other extensions of credit, a Portfolio could lose its rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to a Portfolio on a timely basis and the Portfolio may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Portfolio. A Portfolio may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of cash collateral or lending fees to the extent the borrower pledges securities instead of cash. A Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Portfolio may call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.

Leverage Risk

To the extent a Portfolio employs certain strategies and instruments (e.g., derivatives) that result in direct or indirect economic leverage, a Portfolio may be more volatile and sensitive to market movements than a fund that does not employ leverage. The use of leverage creates additional investment exposure as well as the potential for greater loss and may require a Portfolio to liquidate investments to satisfy its obligations or to meet margin/collateral requirements when it may be disadvantageous to do so.

Liquidity and Valuation Risk

Liquidity risk is the risk that a Portfolio could not meet redemption requests within the allowable time period without significant dilution of remaining investors’ interests in a Portfolio. Liquidity risk exists when particular investments are difficult to sell, possibly preventing a Portfolio from selling the investments at an advantageous time or price. Liquidity risk may also exist because of unusual market conditions, government intervention, political, social, health, economic or market developments, unusually high volume of redemptions, or other reasons. Liquidity risk may be magnified in a market where credit spread and interest rate volatility is rising and where investor redemptions from fixed-income mutual funds may be higher than normal. To meet redemption requests, a Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk includes the risk that a Portfolio will experience significant net redemptions at a time when there is a drop in overall market trading volume, when it cannot find willing buyers for its portfolio securities, when there are legal restrictions on the securities’ resale or when it can only sell its portfolio securities at a material loss. The liquidity of any Portfolio investment may change significantly over time as a result of market, economic, trading, issuer-specific and other factors. Liquid investments may become illiquid after purchase by a Portfolio, particularly during periods of market turmoil, adverse economic conditions or issuer-specific developments. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by a Portfolio. Dislocations in markets often result in reduced liquidity for investments.

Markets for debt and other fixed-income securities have consistently grown but the growth of capacity for traditional dealer counterparties to engage in trading these securities has not kept pace with the broader market and, in some cases, has decreased over this period. As a result, dealer inventories of certain types of debt securities and similar instruments, which provide a primary indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to the size of the market for these instruments. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt and fixed-income markets because market makers provide stability to the market through their intermediary services. The potential liquidity and volatility challenges in these markets could be particularly significant during certain economic and financial conditions, such as periods of economic uncertainty. A Portfolio's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time. There can be no assurance that an investment that is deemed to be liquid when purchased will continue to be liquid while it is held by a Portfolio and/or when a Portfolio wishes to dispose of it.

Valuation risk refers to the potential that the sales price a Portfolio could receive for any particular investment may differ from a Portfolio’s valuation of the investment. Valuation of a Portfolio’s investments may be difficult, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which are based on good faith, subjective judgments, and available information. Such valuations may prove to be inaccurate. Where no clear or reliable indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid investments may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a Portfolio's NAV. In addition, the value of illiquid investments that subsequently become liquid may increase, positively affecting the Portfolio's NAV. The Manager, as valuation designee, may rely on various sources of information to value investments and calculate NAVs. The Manager may obtain pricing information from third parties that are believed to be reliable. In certain cases, this

More About Investment Strategies and Risks

information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, an absence of current market data, or otherwise. These cases increase the risks associated with fair valuation.

Performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see "Determining the Portfolios' Share Prices ("NAV") and the Valuation of Securities," "Investment in the Portfolios by Unaffiliated Insurance Companies and Retirement Plans," and "Portfolio Holdings Information."

Loan Participation Interests Risk

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. There are three types of Participations which a Portfolio may purchase. First, a Participation in a novation of a corporate loan involves a Portfolio assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case the Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

A Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults. Participations are subject to risks generally associated with debt securities; however, Participations may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. A Portfolio may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a Participation or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Portfolio may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.

Long/Short Risk

The NYLIM VP Hedge Multi-Strategy Portfolio seeks long exposure to certain securities and may seek short exposure to certain other securities. There is no guarantee that the returns on the NYLIM VP Hedge Multi-Strategy Portfolio’s long or short positions will produce high, or even positive, returns and the NYLIM VP Hedge Multi-Strategy Portfolio could lose money if either or both the NYLIM VP Hedge Multi-Strategy Portfolio’s long and short positions produce negative returns. In addition, the NYLIM VP Hedge Multi-Strategy Portfolio may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, under such circumstances, will lose more money in market environments that are adverse to its long positions than funds that do not employ such leverage. As a result, such investments may give rise to losses that exceed the amount invested in those assets.

Market Capitalization Risk

To the extent a Portfolio invests in securities issued by small-, mid-, or large-cap companies, it will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization underperform other types of investments, a Portfolio's performance could be adversely impacted.

Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. In addition, securities of small-cap and mid-cap companies may trade in an over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Smaller capitalization companies frequently rely on narrower product lines, niche markets, limited financial resources, a few key employees and inexperienced management. Smaller capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies and may be more vulnerable to adverse business or market developments. Accordingly, it may be difficult for a Portfolio to sell small-cap securities at a desired time or price. Generally, the smaller the company, the greater these risks become. Although securities issued by larger companies tend to have less overall volatility than securities issued by smaller companies, securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.

More About Investment Strategies and Risks

Market Risk

The value of a Portfolio's investments may fluctuate due to changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, social or economic developments. Different sectors of the market and different security types may react differently to such developments. Changes in these markets may be rapid and unpredictable. Fluctuations in the markets generally or in a specific industry or sector may impact the securities in which a Portfolio invests. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Certain securities may be difficult to value under such conditions, and conditions may add significantly to the risk of volatility in the NAV of a Portfolio’s shares. Market changes may impact equity and fixed income securities in different and, at times, conflicting manners. A Portfolio potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations. Thus, investments that the Manager or a Subadvisor believes represent an attractive opportunity or in which a Portfolio seeks to obtain exposure may be unavailable entirely or in the specific quantities sought by the Manager or the Subadvisor and the Portfolio may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.

Political and diplomatic events within the United States and abroad, such as the U.S. budget (including related agency or departmental actions and uncertainty related to the debt ceiling), trade tensions and the imposition of economic sanctions, has in the past resulted, and may in the future result, in developments that present additional risks to a Portfolio's investments and operations. The U.S. government may renegotiate some of its global trade relationships with foreign governments and may impose or threaten to impose significant tariffs. The imposition of tariffs (or threats thereof), trade restrictions, currency restrictions, deficit levels and any reduction plans and other federal government initiatives as well as foreign policy tensions with foreign nations, including embargoes, sanctions and trade wars, or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets. Geopolitical and other events, such as actual or threatened war or military conflicts, acts of terrorism, social or political unrest, natural disasters, extreme weather, other geological events, man-made disasters, the spread of infectious illnesses, epidemics and pandemics, environmental and other public health issues, supply chain disruptions, bank failures, inflation, deflation, recessions or other events, and governments’ reactions (as well as responses to government reactions or interventions) to such events, may lead to increased market volatility and instability in world economies and markets generally and may have adverse effects on the performance of a Portfolio and its investments. Furthermore, technological developments (including those related to artificial intelligence) or failures (such as widespread system outages, disruptions or faulty updates to software applications) and other similar events, each of which may be temporary or last for extended periods, may impact the value of a Portfolio’s investments. Adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affect a Portfolio’s performance, even if the Portfolio does not directly invest in issuers that participate in the sectors or industries experiencing these changes. These types of adverse developments could result from under-regulated markets, novel and maturing markets (for example, the markets for artificial intelligence, cryptocurrencies and digital or blockchain assets and technologies), systemic risk, natural market forces, bad actors or other scenarios and could negatively affect a Portfolio’s performance or operations. It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally. Stocks of large capitalization issuers that are included as components of indices replicated by passively-managed funds may be particularly susceptible to declines in value, including declines in value that are not believed to be representative of the issuer’s fundamentals, due to market and investor reactions to such events. During a general downturn in the securities markets or economies, multiple asset classes may decline in value simultaneously even if the performance of those asset classes is not otherwise historically correlated. Additional and/or prolonged geopolitical or other events may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Any such market, economic and other disruptions could also prevent a Portfolio from executing its investment strategies and processes in a timely manner.

MLPs and Companies in the Energy Sector Risk

Many issuers in the energy sector are organized as master limited partnerships (“MLPs”). MLPs are formed as limited partnerships or limited liability companies under state law and are generally subject to tax as partnerships for U.S. federal income tax purposes. The equity securities issued by many MLPs are publicly listed and traded on a U.S. securities exchange. An MLP typically issues general partner and limited partner interests or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in and is normally eligible to receive incentive distribution payments from, the MLP. If publicly traded, to be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from certain qualifying sources as described in the Internal Revenue Code of 1986, as amended (the "Internal Revenue

More About Investment Strategies and Risks

Code"). These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources.

The general partner or managing member may be structured as a private or publicly-traded corporation or other entity. The general partner or managing member typically controls the operations and management of the entity and has an up to 2% general partner or managing member interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner or member interests. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions.

Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally are not subject to entity-level U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and a separate tax on corporate dividends).

Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues, cash flows, and ability to make distributions. Moreover, the terms of an MLP’s transactions with its parent or sponsor are typically not arrived at on an arm’s length basis, and may not be as favorable to the MLP as a transaction with a non-affiliate. MLPs and companies in the energy sector are subject to certain risks, including, but not limited to, the following:

Commodity Price Risk – MLPs and companies in the energy sector may be affected by fluctuations in the prices of commodities, including, for example, natural gas, natural gas liquids, and crude oil, in the short- and long-term. Natural resources commodity prices have been very volatile in the past and such volatility is expected to continue. Fluctuations in commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy-consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods among others. Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain companies engaged in the transportation, processing, storage or distribution of such commodities due to the potential impact on the volume of commodities transported, processed, stored or distributed. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. The prices of companies’ securities can be adversely affected by market perceptions that their performance and distributions or dividends are directly tied to commodity prices. High commodity prices may drive further energy conservation efforts and a slowing economy may adversely impact energy consumption which may adversely affect the performance of MLPs and companies in the energy sector. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

Cyclicality Risk – The operating results of MLPs and companies in the energy sector are cyclical, with fluctuations in commodity prices and demand for commodities driven by a variety of factors. The highly cyclical nature of the energy sector may adversely affect the earnings or operating cash flows of the issuers in which the Portfolios will invest.

Supply Risk – A significant decrease in the production of natural gas, crude oil, coal or other energy commodities would reduce the revenue, operating income and operating cash flows of certain MLPs and companies in the energy sector and, therefore, their ability to make distributions or pay dividends. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, geopolitical conflict, policies of OPEC; and increased competition from alternative energy sources among others.

Demand Risk – A sustained decline in demand for coal, natural gas, natural gas liquids, crude oil and refined petroleum products could adversely affect the revenues and cash flows of certain MLPs and companies in the energy sector. A decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; an increase in the market price of the underlying commodity that is not, or is not expected to be, merely a short-term increase; or a shift in consumer demand for such products among others. Demand may also be adversely affected by consumer sentiment with respect to global warming and by state or federal legislation intended to promote the use of alternative energy sources.

Risks Relating to Expansions and Acquisitions – MLPs and companies in the energy sector employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some companies may be

More About Investment Strategies and Risks

subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Companies that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations. In addition, acquisition or expansion projects may not perform as anticipated. A significant slowdown in merger and acquisition activity in the energy sector could reduce the growth rate of cash flows received by the Portfolio from companies that grow through acquisitions.

Competition Risk – The energy sector is highly competitive. Companies in which a Portfolio may invest face substantial competition from other companies, many of which have greater financial, technological, human and other resources, in acquiring natural resources assets, obtaining and retaining customers and contracts and hiring and retaining qualified personnel. Larger companies may be able to pay more for assets and may have a greater ability to continue their operations during periods of low commodity prices. To the extent that the companies in which a Portfolio invests are unable to compete effectively, their operating results, financial position, growth potential and cash flows may be adversely affected, which could in turn adversely affect the investment results of a Portfolio.

Natural Disaster Risk – Extreme weather conditions could result in substantial damage to the facilities of certain MLPs and companies in the energy sector located in the affected areas and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, and could therefore adversely affect their securities.

Interest Rate Risk – The prices of debt securities of the companies a Portfolio may hold in its portfolio and the prices of the equity securities held in its portfolio are susceptible in the short term to a decline when interest rates rise. Rising interest rates could limit the capital appreciation of securities of certain companies as a result of the increased availability of alternative investments with yields comparable to those of companies. Rising interest rates could adversely impact the financial performance of companies by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost effective manner.

Legislation and Regulatory Risk – The profitability of MLPs and companies in the energy sector could be adversely affected by changes in the regulatory environment. Such companies are subject to significant foreign, federal, state and local regulation of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices the companies may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Laws, regulations or enforcement policies could be enacted in the future which may increase compliance costs, limit certain operations and may adversely affect the financial performance of MLPs and companies in the energy sector. The nature of such regulations cannot be predicted at this time. For example, hydraulic fracturing, a technique used in the completion of certain oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and more costly requirements. There have been proposals in Congress to eliminate certain tax incentives widely used by energy and energy-related companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect companies in which a Portfolio may invest and/or the energy sector generally.

Bankruptcy proceedings could be adverse to a Portfolio’s investment in a company in the natural resources or energy sector. For example, a Portfolio may invest in a company that seeks restructuring through bankruptcy proceedings (or invest in a company that has business relationships with another company that seeks restructuring through bankruptcy proceedings). In bankruptcy proceedings, there can be considerable delay in reaching accord on a restructuring plan and such delays (and other factors) could result in costs or losses to a Portfolio. In addition, the outcome of bankruptcy proceedings may be disadvantageous to a Portfolio’s investment. Investments in certain companies in the natural resources or energy sector may be particularly susceptible to risks associated with bankruptcy or other court action during downturns in the natural resources or energy markets.

Environmental Risk – There is an inherent risk that MLPs and companies in the energy sector may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Companies may not be able to recover these costs from insurance.

Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

• the federal Clean Air Act of 1990, as amended (the "Clean Air Act"),and comparable state laws and regulations that impose obligations related to air emissions,

• the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water,

More About Investment Strategies and Risks

• the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and

• the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a byproduct of burning fossil fuels, and methane, the major constituent of natural gas. These measures and future measures could result in increased costs to certain companies in which the Portfolios may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Portfolios may invest.

In the wake of a Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under the Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of a Portfolio’s investments.

The types of regulations described above can change over time in both scope and intensity, may have adverse effects on MLPs companies in the energy sector and may be implemented in unforeseen manners on an “emergency” basis in response to catastrophes or other events.

Affiliated Party Risk – Certain MLPs and companies in the energy sector are dependent on their parents or sponsors for a majority of their revenues. Any failure by a parent or sponsor to satisfy its payments or obligations would impact the company’s revenues and cash flows and ability to make distributions. Moreover, the terms of a company’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the company as a transaction with a non-affiliate.

Technology Risk – Companies that are focused on developing new technologies are strongly influenced by technological changes. Technology development efforts by companies in the natural resources and energy sectors may not result in viable methods or products. These companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some companies may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such companies may be considerably more volatile than that in more established segments of the economy.

MLPs and Other Natural Resources Sector Companies Risk

Certain Portfolios invest in the natural resources sector, with an emphasis on securities issued by MLPs. MLPs and other natural resources sector companies are subject to risks related to the natural resources sector, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for energy commodities, and construction risk, development risk, acquisition risk, environmental risk or other risks arising from their specific business strategies. A downturn in this sector of the economy could have an adverse impact on a Portfolio. At times, the performance of securities of companies in this sector of the economy may lag performance of other sectors or the broader market as a whole.

MLP Structure Risk

Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

Debt securities of MLPs do not offer the advantageous tax characteristics of MLP equity securities. MLP debt securities may provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

More About Investment Strategies and Risks

Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect a Portfolio or the MLPs or other natural resource sector companies in which a Portfolio invests. Any such changes could negatively impact a Portfolio’s shareholders. Legislation could also negatively impact the amount and tax characterization of distributions received by the Portfolio’s shareholders. There have been proposals in Congress to eliminate certain tax incentives widely used by energy and energy-related companies and to impose new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs and other natural resources sector companies in which a Portfolio invests and/or the energy sector generally.

A Portfolio’s ability to meet its investment objective will depend partially on the amounts of taxable income, distributions and dividends it receives from the securities in which it will invest, a factor over which it will have no control. The benefit a Portfolio will derive from its investment in MLPs is largely dependent on the MLPs generally being treated as partnerships for U.S. federal income tax purposes. As a partnership, an MLP has is generally not subject to U.S. federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were to be treated as a corporation for U.S. federal income tax purposes, it would be subject to U.S. federal income tax on its income at the graduated tax rates applicable to corporations (currently a maximum rate of 21%). In addition, if an MLP were to be treated as a corporation for U.S. federal income tax purposes, the amount of cash available for distribution by it would be reduced. Therefore, treatment of MLPs as corporations for U.S. federal income tax purposes would result in a reduction in the after-tax return to the Portfolio, likely causing a reduction in the value of the Portfolio’s shares.

In addition, MLPs may issue additional common units without unit holder approval, which would dilute the interests of existing common unit holders, including the Portfolio’s ownership interest. The value of an MLP security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s products or services.

Securities issued by MLPs trade publicly but may trade less frequently than those of larger companies. As a result, MLP securities may experience abrupt or erratic price movements at times. Investments in MLP securities that are less actively traded or over time experience decreased trading volume may restrict a Portfolio’s ability to take advantage of other market opportunities or to dispose of securities and adversely affect the Portfolio’s returns.

Money Market Fund Regulation Risk

The SEC and other government agencies continue to review the regulation of money market funds, such as the NYLIM VP U.S. Government Money Market Portfolio. The enactment of new legislation or regulations, as well as changes in interpretations and enforcement of current laws, may affect the manner of operation, performance and/or yield of the NYLIM VP U.S. Government Money Market Portfolio.

Money Market/Short-Term Securities Risk

To the extent that a Portfolio invests in money market or short-term securities, the Portfolio may be subject to certain risks associated with such investments. A Portfolio could lose money by investing in a money market fund. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Mortgage Dollar Roll Transactions Risk

In a mortgage dollar roll transaction, a Portfolio sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. These transactions involve a risk of loss if the value of the securities that a Portfolio is obligated to purchase declines below the purchase price prior to the repurchase date. They may also have a leveraging effect on a Portfolio.

Mortgage Pass-Through Securities Risk

Investments in mortgage pass-through securities are subject to similar market risks for fixed-income securities which include, but are not limited to, interest rate risk and credit risk. Mortgage pass-through securities are also subject to prepayment risk, which is the risk that borrowers will prepay their mortgages and cause a decline in a Portfolio’s income and share price. Additionally, mortgage pass-through securities are subject to extension risk, which is the risk that mortgage payments will decline during times of rising interest rates and extend the duration of these securities, making them more sensitive to interest rate changes.

Transactions in mortgage pass-through securities often occur through the use of to be announced (“TBA”) transactions. Default by or bankruptcy of a counterparty to a TBA transaction could expose a Portfolio to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.

Mortgage-Related and Other Asset-Backed Securities Risk

Each Portfolio may buy mortgage-related and other asset-backed securities. Asset-backed securities are securities that represent interests in, and whose values and payments are based on, a “pool” of underlying assets, which may include, among others, lower-rated debt securities, consumer loans or mortgages, and leases of property. Asset-backed securities include collateralized debt obligations, collateralized bond obligations, and collateralized loan obligations and other similarly structured vehicles. Mortgage-related securities are a type of asset-backed security and include mortgage-backed securities, mortgage pass-through securities and private mortgage pass-

More About Investment Strategies and Risks

through securities, mortgage dollar rolls, GNMA certificates, stripped mortgage-backed securities, collateralized mortgage obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-backed securities are asset-backed securities that represent interests in pools of residential or commercial mortgages. The payment of principal and interest and the price of a mortgage-backed security generally depend on the cash flows generated by the underlying (adjustable and fixed rate) mortgages and the terms of the mortgage-backed security. A decline of housing values and other economic developments (such as a rise in unemployment rates or a slowdown in the overall economy) may cause delinquencies or non-payment in mortgages (particularly sub-prime and non-prime mortgages) underlying mortgage-backed securities, which would likely adversely impact the ability of the issuer to make principal and/or interest payments timely or at all to holders of mortgage-backed securities and negatively affect the Portfolio’s investments in such mortgage-backed securities. The value of mortgage-backed securities backed by sub-prime mortgages has declined in the past, and may in the future decline, significantly during market downturns. Commercial mortgage-backed securities may be adversely affected by economic developments, such as shifts in the population, demographic changes, and reduced demand for commercial and office space as well as maintenance or tenant improvement costs and costs to convert property for other uses.

Certain asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity; however, the market price for such securities is not guaranteed and will fluctuate. The purchase of asset-backed securities issued by non-government entities may entail greater risk than such securities that are issued or guaranteed by a government entity. Asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying assets. Some asset-backed securities do not have a security interest in the underlying collateral or any government guarantee for repayment. The value of these securities may be significantly affected by changes in interest rates and developments in the commercial or residential real estate markets, the market's perception of the issuers, reputation of the issuers and the creditworthiness or financial viability or solvency of the parties involved as well as the value of the collateral. The Manager's or Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities are subject to the risk that borrowers may default or be anticipated to default on their obligations underlying the securities or any guarantees under the securities may fail or otherwise be unavailable. Such risks may be heightened during periods of rising interest rates. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Portfolio's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments. In the case of prepayments, a Portfolio may be forced to reinvest the proceeds at a lower interest rate. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise (making it more susceptible to interest rate risk) and increase the potential for a Portfolio to lose money. Some asset-backed securities are particularly subject to credit, liquidity and valuation, interest rate and prepayment risk and additional risks may arise as a result of the type of asset-backed securities in which a Portfolio invests. In addition, certain regulatory changes may increase the costs to a Portfolio of investing in asset-backed securities and a Portfolio's investments in these securities may be adversely affected.

Multiple Manager Risk

Certain Portfolios' assets are managed by multiple Subadvisors. Performance relies on the Manager’s selection and monitoring of the Subadvisors as well as how assets are allocated among those Subadvisors. Performance will also depend on each Subadvisor’s skill in implementing their respective strategy or strategies. While the Manager will monitor the overall management of a Portfolio, each Subadvisor makes independent investment decisions. The investment styles and strategies of a Portfolio’s Subadvisors may not complement each other as expected by the Manager, and the decisions made by one Subadvisor may conflict with decisions made by one or more other Subadvisors, both of which could adversely affect the performance of the Portfolio. The Manager may experience conflicts of interest in its selection of Subadvisors for a Portfolio. One or more Subadvisors to a Portfolio may underperform the market generally and may underperform other subadvisors that the Manager could have selected.

The multi-manager approach may also cause a Portfolio to invest a substantial percentage of its assets in certain types of securities, causing the exposure to a given region, country, industry or investment style to unintentionally be smaller or larger than if the Portfolio had a single Subadvisor, which could increase the Portfolio’s concentration of risk. The Manager may influence a Subadvisor in terms of its management of a portion of a Portfolio’s assets, including hedging practices, investment exposure and risk management.

A multi-manager approach may also cause a Portfolio's portfolio turnover rate to be greater than the portfolio turnover rate of a single manager Portfolio, which may result in higher levels of realized capital gains or losses with respect to the Portfolio's portfolio securities, higher brokerage commissions and other transaction costs.

Municipal Securities Risk

Municipal securities include securities issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and

More About Investment Strategies and Risks

agencies, authorities and instrumentalities. Municipal securities are subject to a variety of risks generally associated with investments in debt instruments, including credit, interest rate, prepayment, liquidity and valuation risks as well as risks specific to municipal securities, and can be more volatile than other investments. Taxable municipal securities are subject to similar risks as tax-exempt municipal securities. Adverse tax, legislative, regulatory, demographic or political changes as well as changes (or perceived changes) in a particular issuer’s financial, economic or other condition, prospects, or ability or willingness to pay interest or repay principal on time, may negatively affect the value of a Portfolio's holdings in such securities. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, an issuer of municipal securities in which a Portfolio invests could adversely affect the market values and marketability of municipal securities issued by such state, territory, commonwealth or possession (and its political subdivisions, and agencies, authorities and instrumentalities). Certain of the issuers in which a Portfolio may invest have experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. The effects of geopolitical events, environmental matters and other public health issues have impacted tax and other revenues of municipalities and other issuers of municipal securities and the financial conditions of such issuers. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties as well as economic, regulatory or political developments in the municipal securities market, including financial problems resulting from lower tax revenues or decreased aid from state and local governments in the event of an economic downturn. As a result, there is an increased budgetary and financial pressure on municipalities and heightened risk of default or other adverse credit or similar events for issuers of municipal securities, which would adversely impact a Portfolio's investments.

Additionally, in recent years, Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of a Portfolio's holdings in Puerto Rico municipal securities. Puerto Rico has also recently experienced other events that have adversely affected its economy, infrastructure, and financial condition, which may prolong any debt restructuring and economic recovery efforts and processes. A Portfolio's vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

A Portfolio may invest more heavily in bonds from certain cities, states or regions than others, which may increase a Portfolio's exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities, states or regions.

From time to time, a Portfolio may invest a substantial amount of its assets in municipal bonds on which interest is paid solely from revenues of similar projects. If a Portfolio focuses its investments in this manner, it assumes the legal and economic risks relating to such projects, which may have a significant impact on a Portfolio's investment performance and the risk of loss to a Portfolio would be heightened.

To be U.S. federally tax-exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest earned by a Portfolio from its investment in such bonds may be taxable, thereby potentially resulting in a decline in the value of the affected security. In addition, there could be changes in the applicable tax laws or tax treatment that could reduce or eliminate the current federal income tax exemption accorded to municipal securities, or otherwise adversely affect the current federal or state tax-exempt status of municipal securities. In addition, imbalances in supply and demand in the municipal market may result in a deterioration of liquidity and a lack of price transparency in the market. At certain times, this may affect pricing, execution and transaction costs associated with a particular trade.

Natural Resources Sector Risk

Investments in the natural resources and related sectors may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which foreign securities are subject also may affect domestic companies in which the Portfolio invests if they have significant operations or investments in foreign countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both domestic and foreign) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources sectors. A downturn in these sectors of the economy could have an adverse impact on a Portfolio. At times, the performance of securities of companies in these sectors of the economy may lag performance of other sectors or the broader market as a whole.

Non-Diversification Risk

NYLIM VP Fidelity Institutional AM® Utilities Portfolio is a non-diversified, open-end management investment company registered under the 1940 Act. Additionally, the NYLIM VP S&P 500® Index Portfolio is a diversified investment company registered under the 1940 Act but may become non-diversified without the approval of shareholders solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index, the S&P 500® Index, which it seeks to track. A non-diversified Portfolio may invest a greater portion of its assets in a more limited number of issuers than a diversified Portfolio. A non-diversified Portfolio may select its investments from a relatively small pool of issuers together with securities issued by any newly public issuers consistent with its stated investment objective and policies. An investment in a non-diversified Portfolio may present greater risk to an investor than an investment in a diversified Portfolio because changes in the financial condition or market assessment of a single issuer or small number of issuers may cause greater fluctuations in the value of the Portfolio’s shares.

More About Investment Strategies and Risks

Operational and Cyber Security Risk

Operational risk arises from a number of factors, including but not limited to, human error, processing and communication errors, errors of service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures and may arise from external or internal sources. Additionally, a Portfolio and its service providers are susceptible to risks resulting from breaches in cyber security, including the theft, corruption, destruction or denial of access to data maintained online or digitally, denial of service on websites and other disruptions. Successful cyber security breaches, cyber incidents or sudden market, operational, technological (including widespread system outages or faulty updates to software applications) or other disruptions may adversely impact a Portfolio and its shareholders by, among other things, interfering with the processing of shareholder transactions, impacting its ability to calculate its NAV, causing the release of confidential shareholder or Portfolio information, impeding trading, causing reputational damage and subjecting a Portfolio to fines, penalties or financial losses or otherwise adversely affecting the operations, systems and activities of the Portfolios, their service providers and market intermediaries. The Portfolios seek to reduce these operational and cyber security risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address. Furthermore, geopolitical tensions could increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nationstates or from entities with nationstate backing. Additionally, technological developments such as the use of cloud-based service providers and/or services and the integration of artificial intelligence in systems and operations create new risks, which can be difficult to assess. For example, the Portfolio’s service providers and market participants on which the Portfolios rely may use artificial intelligence (such as machine learning or generative artificial intelligence) and similar technologies in the provision of services to the Portfolios and their operations generally. Such use may subject these service providers and market participants and, in turn, their services and operations to increased risks associated with such technologies, including risk of errors, cyber security, data protection and information technology risk, operational risk, and legal, regulatory and compliance risk. In addition, any controls in place designed to mitigate such risks may be ineffective and the use of these technologies may change over time, which may present new risks and vulnerabilities. As a result, a Portfolio may experience adverse consequences, such as operational errors, from such use of artificial intelligence and similar technologies.

Options Risk

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right, but not the obligation, to buy from (call) or sell to (put) the seller (writer) of the option the security, currency, index or futures contract underlying the option at a specified exercise price at a certain time or times during the term of the option, depending on the terms of the option. Entering into options contracts involves leverage risk, liquidity risk, counterparty risk, market risk, operational risk and legal risk. If the Manager or a Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with a Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. An investment in options may be subject to greater fluctuation than an investment in the underlying index or instrument itself. To the extent that a Portfolio writes or sells put options, the Portfolio could experience substantial losses in instances where the option's underlying index or instrument decreases below the exercise price of the written option. To the extent that a Portfolio writes or sells call options, the Portfolio could experience substantial losses in instances where the option's underlying index or instrument increases above the exercise price of the written option. Writing (selling) hedged options limits the opportunity to profit from changes in the market value of underlying indexes or instruments in exchange for up-front cash (the premium) at the time of selling the option.

Portfolio Management Risk

The investment strategies, practices and risk analysis used may not produce the desired results. In addition, a Portfolio may not achieve its investment objective, including during periods in which it takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. A Subadvisor may be incorrect in its assessment of a particular security or market trend, which could result in losses. A Subadvisor's judgment about whether securities will increase or decrease in value may prove to be incorrect, and the value of these securities could change unexpectedly.

A quantitative model or algorithm (“quantitative tool”) used by a Subadvisor, and the investments selected based on the quantitative tool, may not perform as expected. A quantitative tool may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of the quantitative tool (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative tool, including the tool’s underlying metrics and data.

Portfolio Turnover Risk

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, certain Portfolios may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Portfolio is found in the relevant summary sections for each Portfolio and the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. A Portfolio with a high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Portfolio). These effects of high portfolio turnover may adversely affect the performance of a Portfolio.

More About Investment Strategies and Risks

Preferred Stock Risk

Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to other income securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer’s board. Preferred stock also may be subject to optional or mandatory redemption provisions. In addition, preferred stock may trade less frequently and in a more limited volume and may be subject to more abrupt or unpredictable price movements than certain other types of securities.

In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking portfolio provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline.

Profitability Investments Risk

High relative profitability stocks may perform differently from the market as a whole. An investment strategy purchasing these securities may cause a Portfolio to at times underperform equity funds that use other investment strategies.

Real Estate Investment Trusts ("REITs") Risk

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including losses from casualty or condemnation, changes in local or general economic conditions, fluctuations in supply and demand, declines in property values, extended vacancies, increases in property taxes, lack of availability of mortgage financing, variations in rental income, possible environmental liabilities and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency. In addition, REITs that are privately held or not traded on a national securities exchange may subject the Portfolio to liquidity and valuation risk. REITs are also susceptible to the risks associated with the types of real estate investments they own and adverse economic or market events with respect to these securities and property types (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed-property types). For example, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties, which may also be subject to mortgage loans and thereby may be subject to the risks of default. A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or could fail to maintain its exemption from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law or maintain its exemption from registration under the 1940 Act may have adverse consequences.

Regulatory Risk

Government regulation and/or intervention may change the way a Portfolio is regulated, affect the expenses incurred directly by the Portfolio, affect the value of its investments, and limit the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing a Portfolio to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to a Portfolio's investment practices. Certain regulatory authorities may also prohibit or restrict the ability of a Portfolio to engage in certain derivative transactions or short-selling of certain securities. A Portfolio may incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of a Portfolio. Legislation or regulation may change the way in which a Portfolio is managed. Neither the Manager nor a Subadvisor can predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect a Portfolio's ability to achieve its respective investment objective. A Portfolio's activities may be limited or restricted because of laws and regulations applicable to the Manager, the Subadvisor or a Portfolio.

Repurchase Agreements Risk

Certain Portfolios may enter into repurchase agreements with certain sellers in accordance with guidelines adopted by the Board. A repurchase agreement is an instrument under which a Portfolio acquires a security and the seller agrees, at the time of the sale, to repurchase the security at an agreed upon time and price. A Portfolio's use of repurchase agreements is generally intended to be a means for the Portfolio to earn income on uninvested cash, but there is no guarantee that a repurchase agreement will provide income.

Repurchase agreements subject a Portfolio to counterparty risks, including the risk that the seller of the underlying security will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses

More About Investment Strategies and Risks

to the Portfolio. If the seller defaults on its obligations under the agreement, the Portfolio may incur costs, lose money or suffer delays in exercising its rights under the agreement. If the seller fails to repurchase the underlying instruments collateralizing the repurchase agreement, the Portfolio may lose money. The credit, liquidity and other risks associated with repurchase agreements are heightened when a repurchase agreement is secured by collateral other than cash or U.S. government securities.

Rights and Warrants Risk

The holder of a stock purchase right or a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of rights and warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. Rights and warrants pay no dividends and confer no rights other than a purchase option. If a right or warrant is not exercised by the date of its expiration, a Portfolio will lose its entire investment in such right or warrant.

Risk Management Techniques Risk

Various techniques can be used to increase or decrease exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a portfolio of investments. For example, to gain exposure to a particular market, a Portfolio may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or Subadvisor of the Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Sector Risk

To the extent a Portfolio focuses its investments in particular sectors of the economy, a Portfolio’s performance may be more subject to the risks of volatile economic cycles and/or conditions or developments adversely affecting such sectors than if the Portfolio held a broader range of investments. Individual sectors may fluctuate more widely than the broader market. Because a Portfolio may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the Portfolio's performance than another Portfolio having a broader range of investments.

Short Selling Risk

If a security sold short increases in price, a Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. A Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. A Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

When borrowing a security for delivery to a buyer, a Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. A Portfolio must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when a Portfolio is unable to borrow the same security for delivery. In that case, the Portfolio would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until a Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian that is pledged for the benefit of the broker to cover a Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, a Portfolio may not be able to substitute or sell the pledged collateral. This may limit a Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, a Portfolio could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase a Portfolio's exposure to long equity positions and make any change in a Portfolio's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that a Portfolio will leverage its portfolio, or if it does, that the Portfolio's leveraging strategy will be successful or that it will produce a higher return on an investment.

More About Investment Strategies and Risks

In times of unusual or adverse market, economic, regulatory, environmental or political conditions, a Portfolio may not be able, fully or partially, to implement its short selling strategy. In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on, and/or reporting requirements for, short sales of certain securities, including short positions on such securities acquired through swaps. Restrictions on and/or reporting requirements applicable to short selling and short positions may negatively impact and materially impair a Portfolio's ability to execute certain transactions. Also, there is the risk that the third party to the short sale or short position will not fulfill its contractual obligations, causing a loss to a Portfolio.

Sovereign Debt Risk

Investments in sovereign debt securities, such as foreign government debt or foreign treasury bills, involve special risks, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor's policy towards the International Monetary Fund or international lenders, the political constraints to which the debtor may be subject and other political considerations. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of sovereign debt securities held by a Portfolio. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to various factors, such as the extent of its foreign reserves, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties and other political and social considerations. If an issuer of sovereign debt defaults on payments of principal and/or interest, a Portfolio may have limited or no legal recourse against the issuer and/or guarantor. In addition, the issuer of sovereign debt may be unable or unwilling to repay due to the imposition of international sanctions and other similar measures. In certain cases, remedies must be pursued in the courts of the defaulting party itself. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the debtor, which may impair the debtor’s ability to service its debts on a timely basis. As a holder of sovereign debt, a Portfolio may be requested to participate in the restructuring of such sovereign indebtedness, including the rescheduling of payments and the extension of further loans to debtors, which may adversely affect a Portfolio. There can be no assurance that such restructuring will result in the repayment of all or part of the debt. Sovereign debt risk is increased for emerging market issuers and certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Stable Net Asset Value Risk

You could lose money by investing in the NYLIM VP U.S. Government Money Market Portfolio. Although the NYLIM VP U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the NYLIM VP U.S. Government Money Market Portfolio is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The NYLIM VP U.S. Government Money Market Portfolio’s sponsor is not required to reimburse the NYLIM VP U.S. Government Money Market Portfolio for losses, and you should not expect that the sponsor will provide financial support to the NYLIM VP U.S. Government Money Market Portfolio at any time, including during periods of market stress.

Swap Agreements Risk

Certain Portfolios may enter into swap agreements, including but not limited to, interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return and Municipal Market Data Rate Locks ("MMD Rate Locks") for various portfolio management purposes. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

Whether the use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in the value of particular securities, interest rates, indices, currency exchange rates and market conditions. Entering into swaps involves elements of credit, market, leverage, liquidity, operational, counterparty, pricing and legal/documentation risks. Swap agreements entail the risk that a party will default on its payment obligations to a Portfolio. For example, credit default swaps can result in losses if a Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, is intended to reduce counterparty credit risk. Exchange-trading is expected to decrease illiquidity risk and increase transparency because prices and volumes are posted on the exchange. But central clearing and exchange-trading do not make swap transactions risk-free. Because they are two-party contracts and because they may have terms of greater than seven days, certain swaps may be considered to be illiquid. There is a risk that the other party could go bankrupt and a Portfolio would

More About Investment Strategies and Risks

lose the value of the security or other consideration it should have received in the swap. A Portfolio may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer of credit protection in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement, which can result in the seller incurring a loss substantially greater than the amount invested in the swap. A Portfolio may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A Portfolio's use of total return swap agreements will subject the Portfolio to the risks applicable to swap agreements discussed herein, and a Portfolio may be adversely affected by its use of total return swaps, if any. In entering into MMD Rate Locks, there is a risk that municipal yields will move in a direction opposite of the direction anticipated by the Portfolio. For additional information on swaps, see "Derivative Transactions" above. Also, see the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

Synthetic Convertible Securities Risk

The values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, in purchasing a synthetic convertible security, the Portfolio may have counterparty (including counterparty credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Tax Risk

Certain investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Portfolio; (iii) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); and/or (iv) to produce income that will not qualify as good income under the gross income requirements that must be met for the Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Furthermore, to the extent that any futures contract or option on a futures contract held by the Portfolio is a “Section 1256 contract” under Section 1256 of the Internal Revenue Code, the contract will be marked to market annually, and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract. Section 1256 contracts may include Portfolio transactions involving call options on a broad-based securities index, certain futures contracts and other financial contracts.

Tax Diversification Risk

The NYLIM VP U.S. Government Money Market Portfolio intends to operate as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act. Additionally, the NYLIM VP U.S. Government Money Market Portfolio intends to meet the diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Internal Revenue Code. To satisfy these diversification requirements, the value of the assets of the NYLIM VP U.S. Government Money Market Portfolio invested in securities issued by the U.S. government must remain below specified thresholds. For these purposes, each U.S. government agency or instrumentality is treated as a separate issuer. Operating as a government money market fund may make it difficult for the NYLIM VP U.S. Government Money Market Portfolio to meet these diversification requirements. A failure to satisfy the diversification requirements could have significant adverse tax consequences for variable annuity and variable life insurance contract owners who have allocated a portion of their contract values to the NYLIM VP U.S. Government Money Market Portfolio.

Technology Stock Risk

Investments in technology companies may be subject to various risks, including risks relating to falling prices and profits, competition from new domestic and international market entrants, difficulty in obtaining financing and general economic conditions. In addition, the products of technology companies may face obsolescence associated with rapid technological developments and innovation, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Consumer preferences, product compatibility and excessive investor optimism or pessimism can also impact technology companies and therefore the value of a Portfolio's investments in technology companies. Technology companies are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. The profitability of technology companies, and an investment in such companies, may be particularly vulnerable to changing market demand, research and development costs and availability and price of components and related commodities, which may be influenced or characterized by unpredictable factors. In addition, technology stocks historically have experienced unusually wide price swings, thus potentially causing a Portfolio's performance to be more volatile than a Portfolio not invested in technology companies.

More About Investment Strategies and Risks

Temporary Defensive Investments Risk

In times of unusual or adverse market, economic or political conditions or abnormal circumstances (such as large cash inflows or anticipated large redemptions), a Portfolio may, for temporary defensive purposes or for liquidity purposes (which may be for a prolonged period), invest outside the scope of its principal investment strategies. Under such conditions, a Portfolio may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, each Portfolio may also invest without limit in cash, money market securities or other investments.

The NYLIM VP U.S. Government Money Market Portfolio also may invest outside the scope of its principal investment strategies in securities other than money market instruments for temporary defensive purposes, subject to Rule 2a-7 under the 1940 Act and its investment guidelines.

Terrorism and Market Disruption Risk

Terrorist attacks and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets.

Global political and economic instability could affect the operations of companies in which the Portfolios invest in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. The operations of MLPs and companies in the natural resources and energy sectors are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions.

The U.S. government has issued warnings that natural resources assets, specifically pipeline infrastructure and production, transmission and distribution facilities, may be future targets of terrorist activities. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of impacted companies.

In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs. Companies may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ operations, financial conditions and ability to pay distributions to shareholders.

To-Be-Announced ("TBA") Securities Risk

In a TBA securities transaction, a seller agrees to deliver a security to a Portfolio at a future date. However, the seller does not specify the particular security to be delivered. Instead, a Portfolio agrees to accept any security that meets specified terms.

There can be no assurance that a security purchased on a TBA basis will be delivered by the counterparty. Also, the value of TBA securities on the delivery date may be more or less than the price paid by a Portfolio to purchase the securities. A Portfolio will lose money if the value of the TBA security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price prior to delivery. Certain mandatory margin requirements for the TBA market may require a Portfolio to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to a Portfolio and impose added operational complexity.

U.S. Government Securities Risk

There are different types of U.S. government securities with varying degrees of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Additionally, U.S. government securities are subject to market and interest rate changes. There is no guarantee that the U.S. government will provide support to the agencies and government-sponsored entities if they are unable to meet their obligations. In addition, it is possible that the issuers of some U.S. government securities will not have the funds to meet their payment obligations in the future and there is a risk of default. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than other types of U.S. government securities. In addition, the long-term credit rating of the U.S. government may be downgraded by major rating agencies due to, among other things, an actual or expected fiscal deterioration, a high and growing government debt burden and an erosion of governance relative to peers.

Utilities Sector Risk

Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy

More About Investment Strategies and Risks

conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation.

Issuers doing business in the telecommunications area are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer.

Value Stocks Risk

Certain Portfolios may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value stocks" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may go down in value. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's stock may decline or may not approach the value that the portfolio manager anticipates.

VIX Exposure Risk

The NYLIM VP Hedge Multi-Strategy Portfolio may invest in investment products whose value is linked to the performance of the Cboe Volatility Index (the “VIX Index”). The VIX Index seeks to measure the 30-day expected volatility of the Standard & Poor’s 500® Index (“S&P 500® Index”), as calculated based on the prices of certain put and call options on the S&P 500® Index. Products providing exposure to the VIX Index are not able to invest directly in the components of the VIX Index, but rather generally gain exposure to the VIX Index’s performance by purchasing or selling futures contracts on the VIX Index. The level of the S&P 500® Index, the prices of options on the S&P 500® Index, the level of the VIX Index itself and the value of futures contracts on the VIX Index may change suddenly and unpredictably, and may negatively affect the value of the Portfolio’s investments in VIX Index-linked products. In addition, the actual volatility of the S&P 500® Index may not conform to a level predicted by the VIX Index or to the prices of the included put and call options. Several factors may affect the price of the VIX Index, including, but not limited to: market prices and forward volatility levels; expectations that volatility as measured by the VIX Index will fluctuate; supply and demand of VIX Index futures and listed and over-the- counter equity derivative markets; international or domestic political, economic, geographic or financial events; natural disasters; and changes in legal and regulatory regimes in the United States.

When-Issued Securities and Forward Commitments Risk

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. There is a risk that the security could be worth less when it is issued than the price a Portfolio agreed to pay when it made the commitment. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

Yankee Debt Securities Risk

Yankee debt securities are dollar-denominated securities of foreign issuers that are traded in the United States. Investments in Yankee debt securities may involve many of the same risks of investing in foreign securities and debt securities.

Yield Risk

The amount of income received by a Portfolio will vary, and there can be no guarantee that the Portfolio will achieve or maintain any particular level of yield. The yields received by a Portfolio on its investments will vary depending on various factors, including changes in short-term interest rates. A Portfolio's yield will generally decline as interest rates decline. If interest rates increase, a Portfolio's yield may not increase proportionately. During periods of very low short-term interest rates, a Portfolio's expenses could exceed all or a portion of the Portfolio’s income, and the Portfolio may not be able to maintain a positive yield.

Zero Coupon and Payment-in-Kind Bonds Risk

Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest typical of other types of debt securities. Certain Portfolios may also invest in payment-in-kind bonds. Payment-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a fair value equal to the amount of the coupon payment that would have been made. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to a Portfolio on a current basis but is, in effect, compounded, the value of this type of security is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

More About Investment Strategies and Risks

Zero coupon bonds and payment-in-kind bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Portfolio must accrue and distribute every year even though the Portfolio receives no payment on the investment in that year. Therefore, these investments tend to be more volatile than securities which pay interest periodically and in cash.

In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Additionally, a Portfolio may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Portfolio’s assets and may thereby increase its expense ratio and decrease its rate of return.

Additionally, an interest payment deferred on payment-in-kind securities is subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the loan and the risk that interest rates on payment-in-kind securities are higher than those on other loans to reflect the time value of money on deferred interest payments. Deferred interest payments are further subject to higher credit risk of borrowers who may need to defer interest payments. Market prices of payment-in-kind securities may be particularly volatile because they are affected to a greater extent by interest rate changes than are other instruments that pay interest periodically, and payment-in-kind securities may have unreliable valuations because accruals require judgment about ultimate collectability of the deferred payments and the value of the associated collateral.

Other information about the Portfolios:

Information Regarding Bloomberg U.S. Aggregate Bond Index

This index is an unmanaged index of approximately 10,000 U.S. Treasury, government-related, and investment grade corporate and securitized fixed income securities. The index primarily consists of: obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; and publicly-traded or 144A corporate and securitized fixed-income securities that either have a rating of BBB or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc., or an equivalent rating from another NRSRO, or are expected to be rated at that level based on the actual ratings of the issuer’s other “index-eligible” fixed-income securities. Certain securities, such as floating-rate issues, bonds with equity-type features, private placements, inflation-linked bonds, and SEC Rule 144A securities without registration rights, among others, are excluded from the index. The index includes all “index-eligible” securities that meet minimum par amounts outstanding.

Information Regarding Standard & Poor's®
S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The foregoing trademarks have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by New York Life Investment Management LLC. The S&P 500® Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by New York Life Investment Management LLC. NYLIM VP S&P 500 Index Portfolio is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P or their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, S&P nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

Index Provider for the Underlying Index

New York Life Investment Management is the index provider for the Underlying Index for NYLIM VP Hedge Multi-Strategy Portfolio.

ADDITIONAL INFORMATION ABOUT THE STRATEGIES OF THE NYLIM VP HEDGE MULTI-STRATEGY PORTFOLIO

The Index Provider, New York Life Investment Management, employs a systematic, rules-based process for constructing the Underlying Index, which seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill). The Index Provider has the right to make adjustments to the methodology of the Underlying Index for NYLIM VP Hedge Multi-Strategy Portfolio.

Components that are eligible for inclusion in the Underlying Index include domestic ETFs and ETVs (other than leveraged or inverse ETFs or ETVs) that have at least $50 million in assets under management as of the Underlying Index’s most recent reconstitution date and are traded on one of the major U.S. exchanges (e.g., NYSE, NYSE Arca and NASDAQ).

The weights of the Underlying Index Components are rebalanced on a periodic basis. Annually, the Index Provider conducts a review process pursuant to which it may reconstitute the Underlying Index by adding or subtracting Underlying Index Components according to the Index Provider’s rules-based process. In contrast to market-capitalization weighted indexes or other indexes that weight components based on one or a few specified factors, the Index Provider both selects and weights Underlying Index Components using a quantitative process. In addition, potential conflicts of interest situations could occur where the Index Provider is subject to competing interests that have the potential to influence its decisions in reconstituting the Underlying Index. For example, the Index Provider may be subject to potential conflicts of interest in selecting or weighting the Underlying Index Components because, for example, certain Underlying Index

More About Investment Strategies and Risks

Components may be Affiliated ETFs that pay fees to the Index Provider’s affiliates. New York Life Investment Management has in place a code of ethics and other policies and procedures to prevent misuse of index information, including information relating to index constituents and rebalancing.

As Portfolio cash flows permit, New York Life Investment Management may use cash flows to adjust the weights of the NYLIM VP Hedge Multi-Strategy Portfolio’s underlying investments in an effort to minimize any differences in weights between the NYLIM VP Hedge Multi-Strategy Portfolio and the Underlying Index.

The Trust and its Management

WHO RUNS THE PORTFOLIOS' DAY-TO-DAY BUSINESS?

The Board of Trustees (“Board”) of NYLIM VP Funds Trust (the "Trust") oversees the actions of New York Life Investment Management LLC (“New York Life Investment Management” or the “Manager”), the Subadvisors and NYLIFE Distributors LLC (“NYLIFE Distributors”), the Trust’s principal underwriter, and decides on general policies governing the operations of the Portfolios. The Board also oversees the Portfolios' officers, who conduct and supervise the daily business of the Portfolios.

New York Life Investment Management is located at 51 Madison Avenue, New York, New York 10010. New York Life Investment Management, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2025, New York Life Investment Management and its affiliates managed approximately $808 billion in assets.

In accordance with the stated investment objectives, policies and restrictions of the Portfolios and subject to the oversight of the Board, the Manager provides various advisory services to the Portfolios. The Manager is responsible for, among other things, managing all aspects of the advisory operations of each Portfolio and the composition of the investment portfolio of each Portfolio. The Manager has delegated certain advisory duties with regard to certain Portfolios (including management of all or a portion of a Portfolio’s assets) to the Subadvisors. The Manager supervises the services provided by the Subadvisors by performing due diligence, evaluating the performance of the Subadvisors and periodically reporting to the Board regarding the results of the Manager’s evaluation and monitoring functions. The Manager periodically makes recommendations to the Board regarding the renewal, modification or termination of agreements with the Subadvisors.

The Manager is responsible for providing (or procuring) certain administrative services, such as furnishing the Portfolios with office facilities and ordinary clerical, bookkeeping and recordkeeping services. In addition, the Manager is responsible for maintaining certain financial, accounting and other records for the Portfolios and providing various compliance services.

The Manager pays the Portfolios' Chief Compliance Officer’s compensation (a portion of which may be reimbursed by the Portfolios), the salaries and expenses of all personnel affiliated with the Portfolios, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisors. Pursuant to a management agreement with the Trust on behalf of each Portfolio, the Manager is entitled to receive fees from each Portfolio, accrued daily and payable monthly.

No management fees are paid to New York Life Investment Management on behalf of the Asset Allocation Portfolios, in accordance with the management agreement in return for the advisory and asset allocation services provided. The Asset Allocation Portfolios do, however, indirectly pay their proportionate share of the management fees paid to the Manager or its affiliates by the Underlying Portfolios/Funds in which the Asset Allocation Portfolios invest.

For the fiscal year ended December 31, 2025, each Portfolio, except each of the Asset Allocation Portfolios, paid the Manager an effective management fee, exclusive of any applicable waivers / reimbursements, for services performed as a percentage of the average daily net assets of the Portfolio as follows:

Effective Rate Paid for the Year Ended December 31, 2025
NYLIM VP American Century Large Cap Equity Portfolio	0.63%
NYLIM VP Balanced Portfolio	0.65%
NYLIM VP Bond Portfolio	0.50%
NYLIM VP Candriam Emerging Markets Equity Portfolio	1.00%
NYLIM VP CBRE Global Infrastructure Portfolio	0.85%
NYLIM VP Dimensional U.S. Equity Portfolio	0.51%
NYLIM VP Epoch U.S. Equity Yield Portfolio	0.69%
NYLIM VP Fidelity Institutional AM® Utilities Portfolio	0.64%
NYLIM VP Floating Rate Portfolio	0.60%
NYLIM VP Income Builder Portfolio	0.57%
NYLIM VP Hedge Multi-Strategy Portfolio	0.75%
NYLIM VP Janus Henderson Balanced Portfolio	0.54%
NYLIM VP MacKay Convertible Portfolio	0.55%

The Trust and its Management

NYLIM VP MacKay High Yield Corporate Bond Portfolio	0.56%
NYLIM VP MacKay Strategic Bond Portfolio	0.59%
NYLIM VP MacKay U.S. Infrastructure Bond Portfolio	0.50%
NYLIM VP MFS® Investors Trust Portfolio	0.70%
NYLIM VP MFS® Research Portfolio	0.70%
NYLIM VP Natural Resources Portfolio	0.79%
NYLIM VP Newton Technology Growth Portfolio	0.75%
NYLIM VP PIMCO Real Return Portfolio	0.50%
NYLIM VP PineStone International Equity Portfolio	0.80%
NYLIM VP Schroders Mid Cap Opportunities Portfolio	0.82%
NYLIM VP S&P 500 Index Portfolio	0.15%
NYLIM VP Small Cap Growth Portfolio	0.81%
NYLIM VP U.S. Government Money Market Portfolio	0.38%
NYLIM VP Wellington Growth Portfolio	0.69%
NYLIM VP Wellington Small Cap Portfolio	0.80%
NYLIM VP Winslow Large Cap Growth Portfolio	0.72%

For information regarding the basis for the Board's approval of the management and subadvisory agreements for each Portfolio, please refer to the Portfolios’ report on Form N-CSR for the period ended December 31, 2025.

The Manager is not responsible for records maintained by the Portfolios' Subadvisors or custodian except to the extent expressly provided in the management agreement between the Manager and the Trust.

Pursuant to an agreement with New York Life Investment Management, JPMorgan Chase Bank, N.A., 383 Madison Avenue, New York, New York 10179 ("JPMorgan"), provides sub-administration and sub-accounting services for the Portfolios. These services include, among other things, calculating the daily NAVs of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' NAVs, and assisting New York Life Investment Management in conducting various aspects of the Portfolios' administrative operations. For providing these services to the Portfolios, JPMorgan is compensated by New York Life Investment Management.

New York Life Investment Management makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and amount to payments from New York Life Investment Management's own resources that are not expected to exceed 0.35% (exclusive of 12b-1 fees) of the value of a Portfolio's assets. Payments from New York Life Investment Management's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption. These payments do not increase Portfolio expenses and are not reflected in the Portfolios' fees and expenses.

Service Class and Service 2 Class shares for the Portfolios are subject to a Distribution and Service Plan (the "12b-1 Plan") pursuant to which the Portfolios pay NYLIFE Distributors for services rendered under the 12b-1 Plan, a distribution or service fee at the annualized rate of 0.25% of the average daily net assets of the Portfolios' Service Class and Service 2 Class shares (the "12b-1 Fee"). The 12b-1 Fee will be used to compensate financial institutions and organizations, such as NYLIAC, for servicing shareholder accounts and for services in connection with any activities or expenses primarily intended to result in the sale of the Service Class shares of the Portfolios. Because the 12b-1 Fee is an on-going fee charged against the assets of a Portfolio, over time the payment of such fees will increase the cost of an investment in these classes of shares of a Portfolio.

NYLIM VP MacKay Convertible Portfolio also offers Service 2 Class shares and has adopted a Shareholder Services Plan with respect to that share class. Under the terms of the Shareholder Services Plan, Service 2 Class shares are authorized to pay to New York Life Investments, its affiliates, or independent third-party service providers, as compensation for services rendered to the shareholders of the Service 2 Class shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Service 2 Class shares of NYLIM VP MacKay Convertible Portfolio. Pursuant to the Shareholder Services Plan, the Service 2 Class shares may pay for shareholder services or account maintenance services, including recordkeeping, disbursing redemption proceeds and dividends and distributions, preparing and transmitting account statements, supporting and responding to service inquiries, maintaining and preserving required records, generating written confirmations, distributing prospectuses, shareholder reports and other required materials, and transmitting purchase and redemption orders on behalf of contract owners. Because these service fees are ongoing and charged against the assets of the Portfolio, over time the payment of such fees will increase the cost of an investment in NYLIM VP

The Trust and its Management

MacKay Convertible Portfolio Service 2 Class shares. These shareholder services are in addition to those services that may be provided under the 12b-1 Plan for Service 2 Class shares.

In addition to the Total Annual Portfolio Operating Expenses that a Portfolio bears directly, a Portfolio's shareholders indirectly bear the expenses of the Underlying Portfolios/Funds in which the Portfolio invests. Where applicable, the tables entitled "Fees and Expenses of the Portfolio" reflect a Portfolio's estimated indirect expense from investing in Underlying Portfolios/Funds based on the allocation of the Portfolio's assets among the Underlying Portfolios/Funds during the Portfolio's most recent fiscal year. This expense may be higher or lower over time depending on the actual investments of the Portfolio's assets in the Underlying Portfolios/Funds and the actual expenses of the Underlying Portfolios/Funds.

NYLIFE Securities LLC ("NYLIFE Securities") and any other broker that may be an affiliated person of a Portfolio or of an affiliated person of a Portfolio (each an "Affiliated Broker") may act as broker for that Portfolio. In order for an Affiliated Broker to effect any portfolio transactions for the Portfolios on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolios will not deal with an Affiliated Broker in any portfolio transactions in which the Affiliated Broker acts as principal.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by New York Life Investments, not the Trust) based on the proportion of initial premiums paid for the variable annuity products that are allocated to the Portfolios.

Payments from a Portfolio and/or its related companies to NYLIAC and other participating insurance companies for the sale of Portfolio shares and related services may create a conflict of interest for NYLIAC and other participating insurance companies because such insurance companies may benefit from offering the Portfolio over other portfolios as an underlying investment option. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for more information.

ADDITIONAL INFORMATION REGARDING FEE WAIVERS

Voluntary

New York Life Investment Management may voluntarily waive fees or reimburse expenses of the NYLIM VP U.S. Government Money Market Portfolio to the extent it deems appropriate to enhance this Portfolio's yield during periods when expenses may have a significant impact on yield because of low interest rates. This expense limitation policy is voluntary and may be revised or terminated by the Manager at any time.

With respect to the NYLIM VP Winslow Large Cap Growth Portfolio, New York Life Investment Management has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that result from the reduced subadvisory fee will be shared equally with the Portfolio provided that the amount of the management fee retained by New York Life Investment Management, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. This waiver is voluntary and may be discontinued by the Manager at any time.

Contractual

New York Life Investment Management has contractually agreed to waive a portion of its management fee for the NYLIM VP Winslow Large Cap Growth Portfolio so that the management fee does not exceed 0.550% on assets from $11 billion to $13 billion; and 0.525% on assets over $13 billion.

New York Life Investment Management has contractually agreed to waive a portion of its management fee for the NYLIM VP Income Builder Portfolio so that the management fee does not exceed 0.57% on assets up to $1 billion; and 0.55% on assets over $1 billion.

New York Life Investment Management has contractually agreed to waive a portion of its management fee for the NYLIM VP MacKay High Yield Corporate Bond Portfolio so that the management fee does not exceed 0.57% on assets up to $1 billion; 0.55% on assets from $1 billion.

New York Life Investment Management has contractually agreed to waive fees and/or reimburse expenses of the appropriate class of certain NYLIM VP Funds Trust Portfolios so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of a class do not exceed the percentages of average daily net assets set forth below:

NYLIM VP CBRE Global Infrastructure Portfolio: Initial Class, 0.95%, Service Class, 1.20%

The Trust and its Management

NYLIM VP Epoch U.S. Equity Yield Portfolio: Service Class, 0.93%. New York Life Investment Management will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Initial Class shares.

NYLIM VP Hedge Multi-Strategy Portfolio: Initial Class, 0.70%, Service Class, 0.95%

NYLIM VP MFS® Investors Trust Portfolio: Initial Class, 0.78%, Service Class, 1.03%

NYLIM VP MFS® Research Portfolio: Initial Class, 0.77%, Service Class, 1.02%

NYLIM VP Newton Technology Growth Portfolio: Initial Class, 0.78%, Service Class, 1.03%

NYLIM VP PIMCO Real Return Portfolio: Initial Class, 0.53%, Service Class, 0.78%

NYLIM VP Schroders Mid Cap Opportunities Portfolio: Initial Class, 0.83%, Service Class, 1.08%

NYLIM VP S&P 500 Index Portfolio: Initial Class, 0.12%, Service Class, 0.37%

NYLIM VP Wellington Small Cap Portfolio: Initial Class, 0.74%. New York Life Investment Management will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Service Class shares.

NYLIM VP U.S. Government Money Market Portfolio: Initial Class, 0.28%

For all Portfolios except for NYLIM VP Income Builder Portfolio and NYLIM VP MacKay High Yield Corporate Bond Portfolio, these agreements will remain in effect until May 1, 2027, and thereafter shall renew automatically for one-year unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board.

For NYLIM VP Income Builder Portfolio and NYLIM VP MacKay High Yield Corporate Bond Portfolio, these agreements will remain in effect until May 1, 2027, thereafter shall renew automatically for one-year terms, and may not be terminated or materially amended without the approval of the Board and shareholders of the applicable Portfolio.

WHO MANAGES YOUR MONEY?

New York Life Investment Management serves as Manager of the Portfolios and is responsible for the day-to-day management of the Asset Allocation Portfolios, the overall asset allocation of the NYLIM VP Balanced Portfolio, and chairs the Committee responsible for making the asset allocation decisions for the NYLIM VP Income Builder Portfolio.

Operation as a Manager of Managers

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolios. The Manager and the NYLIM Group of Funds, including the Portfolios that are covered by this Prospectus, have obtained an exemptive order (the “Order”) from the SEC permitting the Manager, on behalf of a Portfolio and subject to the approval of the Board, including a majority of the Independent Trustees, to hire and to modify any existing or future subadvisory agreement with unaffiliated subadvisors and subadvisors that are “wholly-owned subsidiaries” (as defined in the 1940 Act) of New York Life Investment Management, or a sister company of New York Life Investment Management that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investment Management (“Wholly-Owned Subadvisors”). The Order supersedes a prior SEC exemptive order, which applied only to hiring, or modifying existing or future subadvisory agreements with unaffiliated subadvisors. In addition, pursuant to a no-action position issued by the staff of the SEC, certain Portfolios, including the Portfolios that are covered by this Prospectus, may hire and modify any existing or future subadvisory agreement with subadvisors that are not Wholly-Owned Subadvisors, but are otherwise an “affiliated person” (as defined in the 1940 Act) of New York Life Investment Management (“Affiliated Subadvisors”) provided that certain conditions are met (“Interpretive Relief”). This authority is subject to certain conditions, including that each Portfolio will notify shareholders and provide them with certain information within 90 days of hiring a new subadvisor.

Certain Portfolios, including those listed in the table below, have approved operating under a manager-of-managers structure with respect to any affiliated or unaffiliated subadvisor, and may rely on the Order and Interpretive Relief as they relate to Wholly-Owned Subadvisors, Affiliated Subadvisors and unaffiliated subadvisors, while other Portfolios may rely on the Order only as it relates to unaffiliated subadvisors. Certain other Portfolios may not rely on any aspect of the Order without obtaining shareholder approval.

Portfolio	May Rely on Order for Wholly-Owned Subadvisors and Unaffiliated Subadvisors and the Interpretive Relief for Affiliated Subadvisors	May Rely on Order Only for Unaffiliated Subadvisors*	Currently May Not Rely on Order
NYLIM VP American Century Large Cap Equity Portfolio	X

The Trust and its Management

Portfolio	May Rely on Order for Wholly-Owned Subadvisors and Unaffiliated Subadvisors and the Interpretive Relief for Affiliated Subadvisors	May Rely on Order Only for Unaffiliated Subadvisors*	Currently May Not Rely on Order
NYLIM VP Balanced Portfolio		X
NYLIM VP Bond Portfolio		X
NYLIM VP Candriam Emerging Markets Equity Portfolio	X
NYLIM VP CBRE Global Infrastructure Portfolio	X
NYLIM VP Conservative Allocation Portfolio		X
NYLIM VP Dimensional U.S. Equity Portfolio		X
NYLIM VP Epoch U.S. Equity Yield Portfolio		X
NYLIM VP Equity Allocation Portfolio		X
NYLIM VP Fidelity Institutional AM® Utilities Portfolio	X
NYLIM VP Floating Rate Portfolio		X
NYLIM VP Growth Allocation Portfolio		X
NYLIM VP Hedge Multi-Strategy Portfolio	X
NYLIM VP Income Builder Portfolio		X
NYLIM VP Indexed Bond Portfolio	X
NYLIM VP Janus Henderson Balanced Portfolio	X
NYLIM VP MacKay Convertible Portfolio		X
NYLIM VP MacKay High Yield Corporate Bond Portfolio		X
NYLIM VP MacKay Strategic Bond Portfolio		X
NYLIM VP MacKay U.S. Infrastructure Bond Portfolio		X
NYLIM VP MFS® Investors Trust Portfolio			X
NYLIM VP MFS® Research Portfolio			X
NYLIM VP Moderate Allocation Portfolio		X
NYLIM VP Natural Resources Portfolio	X
NYLIM VP Newton Technology Growth Portfolio			X
NYLIM VP PIMCO Real Return Portfolio	X
NYLIM VP PineStone International Equity Fund		X
NYLIM VP S&P 500 Index Portfolio		X
NYLIM VP Schroders Mid Cap Opportunities Portfolio		X
NYLIM VP Small Cap Growth Portfolio	X
NYLIM VP U.S. Government Money Market Portfolio		X
NYLIM VP Wellington Growth Portfolio	X
NYLIM VP Wellington Small Cap Portfolio	X
NYLIM VP Winslow Large Cap Growth Portfolio		X

* The shareholders of these NYLIM VP Funds Trust Portfolios must separately approve the use of the Order as it relates to Wholly-Owned Subadvisors before it may be relied upon to hire, or to modify existing or future subadvisory agreements with, Wholly-Owned Subadvisors.

Under the supervision of the Manager, the Subadvisors listed below are responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for all the Portfolios. For these services, each Subadvisor is paid a monthly fee by the Manager out of its management fee, not by the Portfolios. See the SAI for a breakdown of fees.

Each Subadvisor is employed by New York Life Investment Management, subject to approval by the Board, and, where required, the shareholders of the Portfolio. New York Life Investment Management recommends Subadvisors to the Board based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

Each Subadvisor has discretion to purchase and sell securities for the assets of the respective Portfolio in accordance with the Portfolio's investment objectives, policies and restrictions. Although the Subadvisors are subject to general supervision by the Board and New York Life Investment Management, these parties do not evaluate the investment merits of specific securities transactions.

American Century Investment Management, Inc. (“American Century”) has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111. American Century is a wholly-owned subsidiary of American Century Companies, Inc. (“ACC”), a privately held corporation. The Stowers Institute for Medical Research controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. As of December 31, 2025, American Century had approximately $305.97 billion of assets under management. American Century is the subadvisor to the NYLIM VP American Century Large Cap Equity Portfolio.

The Trust and its Management

Brown Advisory LLC ("Brown Advisory") has its principal offices at 901 South Bond Street, Suite 400, Baltimore, Maryland 21231 and does business under the name of Brown Advisory. Brown Advisory is a wholly-owned subsidiary of Brown Advisory Management, LLC, a Maryland limited liability company. Brown Advisory Management, LLC is controlled by Brown Advisory Incorporated, a holding company incorporated under the laws of Maryland in 1998. Brown Advisory has provided investment advisory and management services to clients for over 20 years and as of December 31, 2025 had approximately $124.3 billion in assets under management. Brown Advisory is a subadvisor to a portion of the NYLIM VP Small Cap Growth Portfolio.

Candriam has its principal office at 19-21 route d’Arlon L-8009 Strassen, Luxembourg. As of December 31, 2025, Candriam had $190.9 billion in assets under supervision. Candriam is an indirect majority-owned subsidiary of New York Life. Candriam is the subadvisor to the NYLIM VP Candriam Emerging Markets Equity Portfolio.

CBRE Investment Management Listed Real Assets LLC (“CBRE”) has its main office at 555 East Lancaster Avenue, Suite 120; Radnor, Pennsylvania 19087. CBRE is an investment advisor registered with the SEC and manages investment portfolios for clients on a fully discretionary basis with a focus on real asset securities strategies including listed real estate, listed infrastructure, and midstream energy. CBRE is the listed real asset solution within CBRE Investment Management, (“CBRE IM”) a leading global real assets investment management firm. CBRE IM is an independently operated affiliate of CBRE Group, Inc. (“CBRE Group”), the world’s largest commercial real estate services and investment firm (based on 2025 revenue). CBRE Group is a publicly traded company with shares listed on the New York Stock Exchange (NYSE: CBRE). CBRE IM’s offerings are organized into five primary investment solutions: (1) direct private real estate; (2) indirect private real estate; (3) private infrastructure; (4) listed real assets; and (5) real estate credit. As of December 31, 2025, CBRE managed approximately $10.8 billion in discretionary client assets. CBRE is the subadvisor to the NYLIM VP CBRE Global Infrastructure Portfolio.

Dimensional Fund Advisors LP ("DFA") is located at 6300 Bee Cave Road, Building One, Austin, Texas 78746. DFA has been engaged in the business of providing investment management services since May 1981. DFA is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. As of December 31, 2025, assets under management for all Dimensional affiliated advisors totaled approximately $944 billion. DFA is the subadvisor to the NYLIM VP Dimensional U.S. Equity Portfolio.

Epoch Investment Partners, Inc. ("Epoch") is located at 1 Vanderbilt Avenue, New York, New York 10017. Epoch is an indirect, wholly-owned subsidiary of The Toronto Dominion Bank. As of December 31, 2025, Epoch managed approximately $29.7 billion in assets. Epoch is the subadvisor to the NYLIM VP Epoch U.S. Equity Yield Portfolio and the equity portion of the NYLIM VP Income Builder Portfolio.

FIAM LLC (“FIAM”) is located at 900 Salem Street, Smithfield, Rhode Island 02917. FIAM managed approximately $347.7 billion in assets worldwide as of December 31, 2025. FIAM is an indirectly held wholly-owned subsidiary of FMR LLC and is the subadvisor to the NYLIM VP Fidelity Institutional AM® Utilities Portfolio.

Janus Henderson Investors US LLC (formerly known as Janus Capital Management LLC) (“Janus”) is located at 151 Detroit Street, Denver, Colorado 80206-4805. The firm is a wholly owned subsidiary of Janus Henderson Group plc, doing business as Janus Henderson Investors (“Janus Henderson”). Janus Henderson is an international financial services organization located at 201 Bishopsgate, London EC2M 3AE, UK. As of December 31, 2025, Janus Henderson managed approximately $493.2 billion in assets. Janus is the subadvisor to the NYLIM VP Janus Henderson Balanced Portfolio.

MacKay Shields LLC ("MacKay Shields") is located at 299 Park Avenue, 32nd Floor, New York, New York 10171. MacKay Shields was privately held until 1984 when it became a subsidiary of New York Life. As of December 31, 2025, MacKay Shields managed approximately $158.9 billion in assets. MacKay Shields is the subadvisor to the NYLIM VP MacKay Convertible Portfolio, NYLIM VP MacKay High Yield Corporate Bond Portfolio, NYLIM VP MacKay Strategic Bond Portfolio and NYLIM VP MacKay U.S. Infrastructure Bond Portfolio, MacKay Shields serves as subadvisor for the NYLIM VP Income Builder Portfolio’s fixed-income investments, and collaborates with New York Life Investment Management concerning the overall asset allocation decisions for the Portfolio.

Massachusetts Financial Services Company (“MFS®”) is located at 111 Huntington Avenue, Boston, Massachusetts 02199. As of December 31, 2025, MFS® manages approximately $651 billion in assets. MFS® is the subadvisor to NYLIM VP MFS® Investors Trust Portfolio and NYLIM VP MFS® Research Portfolio.

Newton Investment Management North America, LLC (“NIMNA”) is located at BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108. NIMNA is an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation, and is registered in the United States with the Securities and Exchange Commission as an investment adviser. NIMNA was established in 2021, comprised of equity and multi-asset teams from an affiliate, Mellon Investments Corporation. As of December 31, 2025, NIMNA managed approximately $112,678.1 billion in assets. NIMNA is the subadvisor to the NYLIM VP Natural Resources Portfolio and NYLIM VP Newton Technology Growth Portfolio.

NYL Investors LLC ("NYL Investors") is located at 51 Madison Avenue, New York, New York 10010. The firm was established in 2014 as an independent investment adviser and previously operated as an investment division of New York Life Investment Management. NYL

The Trust and its Management

Investors is a wholly-owned subsidiary of New York Life. As of December 31, 2025, NYL Investors managed approximately $334 billion in assets. NYL Investors is the subadvisor to the NYLIM VP Bond Portfolio, NYLIM VP Floating Rate Portfolio, NYLIM VP U.S. Government Money Market Portfolio and the fixed-income portion of the NYLIM VP Balanced Portfolio.

Pacific Investment Management Company LLC ("PIMCO") is located at 650 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. PIMCO is a majority owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) with a minority interest held by Allianz Asset Management U.S. Holding II LLC, each, a Delaware limited liability company, and by certain current and former officers of PIMCO. Allianz Asset Management was organized as a limited liability company under Delaware law in 2000. Allianz Asset Management of America LP merged with Allianz Asset Management, with the latter being the surviving entity, effective January 1, 2023. Following the merger, Allianz Asset Management is PIMCO’s managing member and direct parent entity. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company. The management and operational oversight of Allianz Asset Management is carried out by its Management Board, the sole member of which is currently Tucker J. Fitzpatrick. PIMCO manages $2.26 trillion in assets, including $1.84 trillion in third-party client assets as of December 31, 2025. PIMCO is the subadvisor to the NYLIM VP PIMCO Real Return Portfolio.

PineStone Asset Management Inc. (“PineStone”) is located at 1981 McGill College Avenue, Suite 1600 Montreal, Québec H3A 2Y1. As of December 31, 2025, PineStone manages approximately $58.43 billion in assets. PineStone is subadvisor to NYLIM VP PineStone International Equity Portfolio.

Segall Bryant & Hamill, LLC d/b/a CI SBH Asset Management (“SBH”) has its principal offices at 10 S. Wacker Drive, Suite 3100, Chicago, Illinois 60606. SBH is wholly owned by Corient Management LLC, which is wholly owned by Corient Holdings Inc. (“Corient Holdings”). Corient Holdings is an indirect majority owned subsidiary of Mubadala Capital LP, which is ultimately owned by the Government of Abu Dhabi through various wholly owned intermediate entities. As of December 31, 2025, SBH had approximately $23.33 billion assets under management. SBH is a subadvisor to a portion of the NYLIM VP Small Cap Growth Portfolio.

Schroder Investment Management North America Inc. ("Schroders") has been an investment manager since 1962, and also serves as investment adviser to mutual funds, private funds and segregated accounts. Schroders is an indirect wholly-owned subsidiary of Schroders plc. Schroders plc is a global asset management company with approximately $1,107.9 billion under management as of December 31, 2025. Schroders plc and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company with numerous portfolio managers and analysts covering the world’s investment markets. Schroders’ address is 7 Bryant Park, New York, New York 10018. Schroders is the subadvisor to the NYLIM VP Schroders Mid Cap Opportunities Portfolio.

Wellington Management Company LLP (“Wellington”) has its principal offices at 280 Congress Street, Boston, Massachusetts 02210. As of December 31, 2025, Wellington had over $1.3 trillion of assets under management. Wellington is the subadvisor to the NYLIM VP Wellington Growth Portfolio, NYLIM Wellington Small Cap Portfolio and the equity portion of the NYLIM VP Balanced Portfolio.

Winslow Capital Management, LLC ("Winslow Capital") is located at 4400 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. Winslow Capital has been an investment adviser since 1992, and is a wholly-owned subsidiary of Nuveen, LLC (“Nuveen”). As of October 1, 2014, Nuveen is an indirect subsidiary of TIAA. As of December 31, 2025, Winslow Capital managed approximately $34.2 billion in assets. Winslow Capital is the subadvisor to the NYLIM VP Winslow Large Cap Growth Portfolio.

PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about each of the Portfolio's portfolio managers. Additional information regarding the portfolio managers’ compensation, other accounts they manage and their ownership of shares of the Portfolios is available in the SAI.

The Trust and its Management

Jeremy Anagnos, CFA

Mr. Anagnos has managed the NYLIM VP CBRE Global Infrastructure Portfolio since 2020. Prior to joining CBRE in 2011, he served as Co-Chief Investment Officer of CB Richard Ellis Investors’ Securities Team responsible for portfolio management of global real estate securities separate accounts and funds. Mr. Anagnos was a founder of the securities group at CBRE and assisted in raising over $3 billion in assets as well as overseeing the global 28 member investment and operations team. During his career, he has worked in various management and research positions in the real estate industry with LaSalle Investment Management in Baltimore/Amsterdam and Deutsche Bank in London. Mr. Anagnos has been in the real asset investment management industry since 1997. He has a BS from Boston College and is a Chartered Financial Analyst® (“CFA®”) charterholder.

Zachary Aronson

Mr. Aronson has managed the NYLIM VP Income Builder Portfolio and NYLIM VP MacKay Strategic Bond Portfolio since 2025, NYLIM VP Bond Portfolio and NYLIM VP Balanced Portfolio since February 2026. He is an officer of NYL Investors and a Structured Products Credit Analyst supporting the Global Credit and Global Fixed Income teams with MacKay Shields. Mr. Aronson covers RMBS, CMBS, and ABS sectors. He joined the Global Fixed Income team in April 2019 as an Associate Director and Structured Products Credit Analyst. Prior to joining MacKay Shields, Mr. Aronson worked at Ally Bank where he was responsible for analyzing and trading Asset Backed Securities, Commercial Mortgage-Backed Securities and non-Agency Residential Mortgage-Backed Securities. Mr. Aronson earned a Bachelor of Science in Finance in 2009 from the Robert H. Smith School of Business at the University of Maryland, College Park and has been in the investment management industry since 2009.

Greg Barrato

Mr. Barrato has managed the NYLIM VP S&P 500 Index Portfolio since 2023 and NYLIM VP Hedge Multi-Strategy Portfolio since inception. Mr. Barrato is a Director at New York Life Investment Management and has been with the firm or its predecessors since 2011. Previously, Mr. Barrato served as Head Global Equity Trader and Trader at Lucerne Capital Management, LLC from 2008 to 2010 and Assistant Trader and Operations Manager at ReachCapital Management, LP from 2004 to 2008. Mr. Barrato is a graduate of the University of Connecticut.

Mitch S. Begun, CFA

Mr. Begun has been a portfolio manager of the NYLIM VP Small Cap Growth Portfolio since 2020. He is a senior portfolio manager at SBH and is an analyst on the Small Cap Growth strategies team. Mr. Begun joined the firm in 2018 as part of SBH’s acquisition of Denver Investments. During his tenure with Denver Investments, he served as a portfolio manager and analyst on the Small Cap Growth team. Prior to joining Denver Investments in 2003, he worked as an equity research associate at Raymond James & Associates. Mr. Begun earned his BSBA from the University of North Carolina at Chapel Hill. He is a CFA® charterholder and is a member of CFA Institute and CFA Society Colorado.

Christopher A. Berrier

Mr. Berrier has served as portfolio manager of the NYLIM VP Small Cap Growth Portfolio since 2020. Prior to joining Brown Advisory in 2005, Mr. Berrier was a Senior Equity Analyst at T. Rowe Price, covering multiple sectors with a primary focus on small- and mid-capitalization growth companies across several mutual funds. He received a BA in economics from Princeton University in 2000.

The Trust and its Management

William J. Booth, CFA

Mr. Booth has been a portfolio manager of the NYLIM VP Epoch U.S. Equity Yield Portfolio and NYLIM VP Income Builder Portfolio since March 2026. Mr. Booth joined Epoch in 2009, where he is a Managing Director and Chief Investment Officer. Prior to joining Epoch, Mr. Booth was a consumer and retail analyst at PioneerPath Capital, which is a long/short equity hedge fund. Mr. Booth holds a BS in Chemical Engineering from Yale University and an MBA from New York University’s Leonard N. Stern School of Business. He also holds the CFA® designation.

Robert J. Bove

Mr. Bove has managed the NYLIM VP American Century Large Cap Equity Portfolio since 2022. Mr. Bove, Portfolio Manager, joined American Century in 2005. He has been in the investment management industry since 1994. Mr. Bove has a bachelor’s degree in accounting from Villanova University and an MBA in finance from New York University, Leonard N. Stern School of Business.

Justin M. Brown, CFA

Mr. Brown has managed the NYLIM VP American Century Large Cap Equity Portfolio since 2022. Mr. Brown, Vice President and Portfolio Manager, joined American Century in 2000. He has been in the investment management industry since 1993. Mr. Brown has a bachelor’s degree in business administration and finance from Texas Christian University. He is a CFA® charterholder.

Jeremiah Buckley, CFA

Mr. Buckley has managed the NYLIM VP Janus Henderson Balanced Portfolio since 2015. He is a Portfolio Manager at Janus Henderson. Mr. Buckley joined Janus Henderson in 1998 as a research analyst covering the consumer, industrials, financials, media, software and telecommunications sectors. He was Janus Henderson’s consumer sector lead for 10 years before transitioning to full-time portfolio management. Mr. Buckley earned his bachelor of arts degree in economics from Dartmouth College, graduating Phi Beta Kappa. Mr. Buckley holds the CFA® designation.

Robert Burke, CFA

Mr. Burke has managed the NYLIM VP MacKay U.S. Infrastructure Bond Portfolio since 2024. He joined MacKay Shields as a Managing Director in 2017. Before joining the firm, Mr. Burke held various leadership roles in capital markets over the last 30 years, spending most of his time in the municipal markets. In his last role, he managed the Global Futures, Derivative Clearing, and Foreign Exchange Prime Brokerage businesses at Bank of America Merrill Lynch. Prior to that, Mr. Burke ran Credit Hedge Fund Sales, the group that was responsible for marketing credit & interest rate derivatives, as well as CLOs and structured products to institutional investors. He also worked in the firm’s private equity group, raising capital for leveraged buyout and venture capital funds. Mr. Burke started his career at Bank of America Merrill Lynch in the municipal bond department covering insurance, hedge fund, and asset management clients. He holds a Master of Business Administration degree from the Gabelli School at Fordham University, and a Bachelor of Arts degree with High Honors in Economics from Colgate University. He is a CFA® charterholder.

Patrick M. Burton, CFA

Mr. Burton is a Senior Managing Director and Portfolio Manager of Winslow Capital and has been with the firm since 2010. Mr. Burton has been part of the investment management team for the NYLIM VP Winslow Large Cap Growth Portfolio since 2013. Prior to joining Winslow Capital, Mr. Burton was a Senior Equity Research Analyst at Thrivent Asset Management from 2009 to 2010. Prior to that, Mr. Burton was a Managing Director with Citigroup Investments from 1999 to 2009. Mr. Burton received his BS with distinction in Finance from the University of Minnesota. He is also a CFA® charterholder.

The Trust and its Management

Brian Byrnes

Mr. Byrnes has managed the NYLIM VP Newton Technology Growth Portfolio since 2024. Mr. Byrnes is a research analyst at NIMNA and has been employed by NIMNA or a predecessor company of NIMNA since 2022. Before joining NIMNA, Mr. Byrnes worked as a research analyst for Eaton Vance and held various investment roles at Vanguard. He has been involved in the investment management industry since 2013. He received his CFA designation in 2017 and is a member of the CFA Institute.

Brock Campbell, CFA

Mr. Campbell has managed the NYLIM VP Natural Resources Portfolio since 2020 and is head of global research at NIMNA. He provides leadership and managerial oversight of the research team and research process and works to develop the strategic direction of the research platform. Mr. Campbell is also a portfolio manager for the Global Infrastructure Dividend Focus Equity and Global Natural Resources strategies, as well as a senior research analyst responsible for covering infrastructure-related equities, including electric, industrial and communications infrastructure companies, with a focus on the energy transition theme. Mr. Campbell joined NIMNA in September 2021, following the integration of Mellon Investments Corporation’s equity and multi-asset capabilities into the Newton Investment Management Group. Before joining NIMNA, he was the head of equity research, a senior research analyst, research associate and portfolio assistant at Mellon Investments Corporation and The Boston Company Asset Management (both BNY Mellon group companies). He began his investment career in 2005 and has spent his entire career with BNY Mellon. Mr. Campbell has a BA in Political Science and Economics from Wheaton College. He received his CFA® designation in 2011 and is a member of the CFA Institute.

Dohyun Cha, CFA

Mr. Cha has managed the NYLIM VP MacKay High Yield Corporate Bond Portfolio since 2024. He is a Senior Managing Director on the High Yield Team, where he follows the energy sector. Prior to joining MacKay Shields in 2006, Mr. Cha was a Vice President at Credit Suisse, where he was an equity analyst covering the basic materials sector. Previously, Mr. Cha was a Financial Analyst in the Investment Banking Division of CIBC World Markets. He received a BS from Boston College and is a CFA® charterholder. Mr. Cha has been working in the investment industry since 1997.

Andrew Chan, CIM

Mr. Chan has managed the NYLIM VP PineStone International Equity Portfolio since 2023. Mr. Chan assisted in the founding of PineStone Asset Management Inc. and serves as the firm’s Head of Research. Prior to assisting in founding PineStone Asset Management Inc. in 2021, Mr. Chan was a Vice-President, Director of Research of the Global Equity Team at Fiera Capital. Prior to joining Fiera Capital in 2009, Mr. Chan was a Senior Analyst covering U.S. Small Cap equities at Van Berkom and Associates from 2007 to 2009. Prior to that, Mr. Chan was a Research Analyst covering Global equities at Montrusco Bolton from 2005 to 2007. Prior to Montrusco Bolton, Mr. Chan was a Research Analyst at Van Berkom and Associates from 2001 to 2003. Mr. Chan received his BComm from McGill University in 2000 and his MSc. from HEC Montreal in 2005.

Won Choi, CFA

Mr. Choi has managed the NYLIM VP MacKay High Yield Corporate Bond Portfolio since 2024. He is a Senior Managing Director on the High Yield Team, where he follows the financials and metals & mining sectors. Prior to joining MacKay Shields in 2002, he was an Associate at Fenway Partners, Inc, a middle market private equity firm. Previously, Mr. Choi was a Financial Analyst in the Investment Banking Division of Salomon Smith Barney. He received a BA from Yale University and is a CFA® charterholder. Mr. Choi has been working in the investment industry since 1997

The Trust and its Management

Mike Cudzil

Mr. Cudzil is a Managing Director and generalist portfolio manager with PIMCO based in the Newport Beach office and has managed the NYLIM VP PIMCO Real Return Portfolio since 2025. He is a rotating member of the PIMCO Investment Committee and co-chair of the Americas Portfolio Committee. As a portfolio manager across multi-sector fixed income mandates, Mr. Cudzil serves as co-lead of the liability-driven investment portfolio management team, a senior member of the Total Return portfolio management team, and lead of the U.S. inflation portfolio management team. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura. Mr. Cudzil previously held similar roles at Bank of America and Lehman Brothers, as well as a senior trading position at Salomon Brothers. He holds a bachelor’s degree in political science from the University of Pennsylvania.

Michael Denlinger, CFA

Mr. Denlinger has been a portfolio manager of the NYLIM VP MacKay U.S. Infrastructure Bond Portfolio since 2024. He joined MacKay Shields in 2019 and is currently a Managing Director. Prior to joining MacKay Shields, Mr. Denlinger was an institutional municipal credit trader at Bank of America Merrill Lynch with a primary focus on taxable and healthcare securities. Prior to trading credit, he was a high grade municipal trader. Mr. Denlinger earned a Bachelor’s degree in Economics from Johns Hopkins University in 2014. Mr. Denlinger is a CFA® charterholder and has been in the financial services industry since 2014.

Michael DePalma

Mr. DePalma has managed the NYLIM VP MacKay Strategic Bond Portfolio and NYLIM VP Income Builder Portfolio since 2023, NYLIM VP Bond Portfolio and NYLIM VP Balanced Portfolio since February 2026. He is an officer of NYL Investors and Co-Head of the Global Fixed Income team and a Senior Portfolio Manager with MacKay Shields. Mr. DePalma is responsible for managing all Multi-Sector and related strategies. Previously, he was Co-Head of MacKay Shields’ Macro and Quantitative Solutions. Prior to joining MacKay Shields, Mr. DePalma was the CEO of PhaseCapital, where he managed systematic macro and credit strategies. Prior to joining PhaseCapital, Mr. DePalma was Chief Investment Officer for Quantitative Investment Strategies and Director of Fixed Income Absolute Return at AllianceBernstein where he managed multi-asset, multi-sector, global and credit fixed income, as well as stand-alone and overlay currency strategies. Prior to assuming this role, Mr. DePalma was Global Director of Fixed Income Quantitative Research. Mr. DePalma graduated with a B.S. from Northeastern University and a M.S. from New York University’s Courant Institute of Mathematical Sciences. He has been in the investment industry since 1990.

Robert DiMella, CFA

Mr. DiMella is an Executive Managing Director of MacKay Shields, Co-Head of MacKay Municipal Managers. He has managed the NYLIM VP MacKay U.S. Infrastructure Bond Portfolio since 2024. Previously, he was the President and co-founder of Mariner Municipal Managers LLC (2007 to 2009). He has been a municipal portfolio manager since 1992, with a broad range of trading and portfolio management experience in the municipal markets. He was a Managing Director and Co-Head of BlackRock’s Municipal Portfolio Management Group (from 2006 to 2007). Prior to BlackRock's merger with Merrill Lynch Investment Managers (MLIM), he served as a Senior Portfolio Manager and Managing Director of the Municipal Products Group. He was employed by Merrill Lynch from 1993 to 2006. He is a member of MacKay’s Senior Leadership Team. Mr. DiMella earned his Master's degree at Rutgers University Business School and a Bachelors Degree at the University of Connecticut. He is a CFA® charterholder.

The Trust and its Management

David Dowden

Mr. Dowden is a Managing Director and Portfolio Manager at MacKay Shields. He joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the NYLIM VP MacKay U.S. Infrastructure Bond Portfolio since 2024. Before joining the firm, he was Chief Investment Officer at Financial Guaranty Insurance Company. He was previously with Alliance Capital Management as a Senior Portfolio Manager and at Merrill Lynch & Co. as a Municipal Strategist. He has an AB from Brown University and an MBA from Columbia University. He has been in the investment management industry since 1989.

M
Gregory Fantoni

Mr. Fantoni has managed the NYLIM VP Floating Rate Portfolio since 2025. Mr. Fantoni is an Investment Analyst and Assistant Portfolio Manager in the High-Yield Credit Group at NYL Investors. He joined NYL Investors in 2016 and is responsible for sector-specific investment analysis and fundamental credit research for non-investment grade assets including floating rate loans and high-yield bonds. Prior to joining NYL Investors, Mr. Fantoni was an investment banking associate at Credit Suisse. Prior to Credit Suisse, he was a corporate banking analyst at Citi. Mr. Fantoni received a B.S.B.A. from Georgetown University.

Brian C. Fitzsimons, CFA

Mr. Fitzsimons has been a portfolio manager of the NYLIM VP Small Cap Growth Portfolio since 2020. He is the director of Small Cap Growth strategies at SBH. Mr. Fitzsimons joined the firm in 2018 as part of SBH’s acquisition of Denver Investments. During his tenure with Denver Investments, he served as the director of small cap growth research and a portfolio manager and analyst on the Small Cap Growth team. Prior to joining Denver Investments in 2005, Mr. Fitzsimons was a finance manager at Newmont Capital Ltd. from 2004 to 2005, an equity analyst at A.G. Edwards & Sons, Inc. from 2002 to 2004, and an equity analyst at Berger Funds during 2002. He earned a B.S. from Metropolitan State College of Denver and an MBA from the University of Denver. He has earned the CFA® designation and is a member of CFA Institute and CFA Society Colorado.

Jed S. Fogdall

Mr. Fogdall has managed the NYLIM VP Dimensional U.S. Equity Portfolio since 2024. He is Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and a Senior Portfolio Manager at DFA. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. He joined DFA as a portfolio manager in 2004.

Daniel Foley, CFA

Mr. Foley has managed the NYLIM VP CBRE Global Infrastructure Portfolio since 2020. He joined CBRE’s predecessor firm in 2006. In his tenure with CBRE and its predecessor firm, Mr. Foley has gained extensive, multi-disciplined experience evaluating real asset securities spanning developed and emerging markets across the globe. During his long tenure with the firm, he has covered wide-ranging business models. Mr. Foley has an MBA from Villanova University and a BS from Drexel University. He is also a CFA® charterholder.

Betsy M. George

Ms. George has managed the NYLIM VP Balanced Portfolio since 2025. She is a Managing Director and Equity Research Analyst and joined Wellington in 2017. Ms. George has been in the investment management industry since 2004. She earned an MBA from Harvard Business School and a BS in economics, with honors, from the Wharton School at the University of Pennsylvania.

The Trust and its Management

Ravi Gill, CFA

Mr. Gill has managed the NYLIM VP Balanced Portfolio since 2025. He joined Wellington in 2019 and is currently a Managing Director and Equity Research Analyst. Prior to joining Wellington, he worked as a research analyst at Capital Group from 2013 to 2018. Mr. Gill earned his MSc in accounting and BBA in finance and investments, summa cum laude, from Baruch College of the City University of New York. Additionally, Mr. Gill holds the Chartered Financial Analyst designation and is a member of the CFA® Institute.

Sanjit Gill, CFA

Mr. Gill has managed the NYLIM VP MacKay U.S. Infrastructure Bond Portfolio since 2024. He joined MacKay Shields in 2021 and is currently a Managing Director. Prior to joining, he was a retail high grade and electronic trader at Bank of America Merrill Lynch. He earned a Bachelor’s degree in Mathematics and Psychology from Baruch College in 2016 and a Master’s in Applied Mathematics from Hunter College in 2021. He is a CFA® Charterholder, and has been in the financial services industry since 2016.

Caitlin Greco, CFA

Ms. Greco has managed the NYLIM VP Fidelity Institutional AM® Utilities Portfolio since 2024. She is an analyst and portfolio manager in the equity division at Fidelity Investments. Fidelity Investments is a leading provider of investment management, retirement planning, portfolio guidance, brokerage, benefits outsourcing, and other financial products and services to institutions, financial intermediaries, and individuals. In this role, Ms. Greco co-manages the utilities sleeve of a diversified equity portfolio. She is also responsible for providing coverage on stocks in the utilities sector. Prior to assuming her current role, Ms. Greco covered diversified financials as a research associate. She has been in the financial industry since joining Fidelity in 2020. Ms. Greco earned her Bachelor of Arts degree in finance from William & Mary and is a CFA® charterholder.

Steven M. Hamill, CFA

Mr. Hamill has been a portfolio manager of the NYLIM VP Winslow Large Cap Growth Portfolio since 2023. He joined Winslow Capital in 2006 and is currently a Senior Managing Director. Prior to joining Winslow Capital, he was a Senior Analyst at Piper Jaffray and RBC Capital Markets providing research on the medical device industry. He also served as a Manager at Arthur Andersen. Mr. Hamill graduated Magna Cum Laude with a BS in Honors Economics & Finance from Marquette University. He is also a CFA® charterholder.

Daniel He

Mr. He is an Executive Vice President and portfolio manager. He has managed the NYLIM VP PIMCO Real Return Portfolio since 2019. Mr. He is currently a member of the liquid products group specializing in real return and mortgage-backed securities and serves as a member of the Americas portfolio committee. Previously, he was a member of the global rates desk focusing on government bonds, foreign exchange, and interest rate derivatives. Prior to joining PIMCO in 2011, he structured and traded derivative strategies in foreign exchange and interest rates for a global macro hedge fund in Singapore. Mr. He has been in the investment management industry since 2005 and holds an MBA from the University of Chicago Booth School of Business. He also holds a Master’s degree in financial engineering and an undergraduate degree in computer science from the National University of Singapore.

John A. Hertzer

Mr. Hertzer has managed the NYLIM VP Dimensional U.S. Equity Portfolio since 2024. He is Vice President and a Senior Portfolio Manager of DFA. Mr. Hertzer holds an MBA from the University of California, Los Angeles and a BA from Dartmouth College. Mr. Hertzer joined DFA in 2013 and has been a portfolio manager since 2016.

The Trust and its Management

Hinds Howard

Mr. Howard has managed the NYLIM VP CBRE Global Infrastructure Portfolio since 2020. He joined CBRE in 2013. Prior to that, he was a portfolio manager and partner managing separate accounts with an MLP investment focus at Guzman Investment Strategies. Prior to Guzman, Mr. Howard co-founded and managed Curbstone Group, a Texas-based registered investment advisor firm that managed MLP portfolios on behalf of high net worth clients. He previously worked for Lehman Brothers analyzing and modeling public and private energy MLPs, first in the investment banking division and subsequently for an investment fund investing in MLPs. Mr. Howard has experience with investments of listed MLP and North American energy since 2006. He has an MBA from Babson College and a BS from Boston University.

Matthew D. Hudson, CFA

Mr. Hudson has managed the NYLIM VP Wellington Growth Portfolio since 2025. He is a Senior Managing Director and Equity Portfolio Manager and joined Wellington in 2005. Mr. Hudson has been in the investment management industry since 1996. He earned his MBA from Boston University and his BA in finance from Babson College. Additionally, Mr. Hudson holds the Chartered Financial Analyst (CFA®) designation.

Nate Hudson, CFA

Mr. Hudson has managed the NYLIM VP MacKay High Yield Corporate Bond Portfolio since 2024. He is a Senior Managing Director on the High Yield Team, where he follows the automotive and services sectors. Prior to joining MacKay Shields in 2008, Mr. Hudson was a Senior Analyst of High Yield Credit in Strategic Capital’s (White Ridge Advisors) proprietary investment group at Banc of America Securities. Previously, he was a sell-side High Yield Analyst at Banc of America Securities and a High Yield Credit Analyst at Nomura Corporate Research & Asset Management (NCRAM). Mr. Hudson received a BA from Yale University and is a CFA® charterholder. He has been working in the investment industry since 1991.

Adam H. Illfelder, CFA

Mr. Illfelder has managed the NYLIM VP Balanced Portfolio since 2021. He is Senior Managing Director and Portfolio Manager and joined Wellington in 2005. Mr. Illfelder has been in the investment management industry since 1997. He earned his MBA from Northwestern University (Kellogg, 2001) and his BS in economics from the University of Pennsylvania (1997). Additionally, Mr. Illfelder is a CFA® charterholder and is a member of the CFA Institute.

David S. Intoppa

Mr. Intoppa has managed the NYLIM VP Natural Resources Portfolio since 2020 and is a member of NIMNA’s equity research team. In his current role, he is a portfolio manager for the firm’s Global Natural Resources and Large Cap Core Equity strategies and a senior research analyst covering several cyclical industries across sectors. Mr. Intoppa joined NIMNA in September 2021, following the integration of Mellon Investments Corporation’s equity and multi-asset capabilities into the Newton Investment Management Group. Before joining NIMNA, he was a senior research analyst at Mellon Investments Corporation and The Boston Company Asset Management (both BNY Mellon group companies). Prior to joining BNY Mellon, Mr. Intoppa was a research associate at State Street Research & Management Co., covering the energy sector. He has a BA in Economics from Tufts University and an MBA in Finance and Accounting from New York University.

The Trust and its Management

Roberto J. Isch, CFA

Mr. Isch has managed NYLIM VP Wellington Small Cap Portfolio since 2021. He is a Senior Managing Director and Portfolio Manager and joined Wellington in 2012. Mr. Isch manages multi-strategy portfolios and conducts original research on factor investing, risk management, manager evaluation and portfolio construction. He also contributes to the firm’s manager research platform analyzing key investment trends across the firm’s equity, multi-asset, and alternative strategies. Mr. Isch is a member of the Equity Solutions Investment Team which applies a factor-based framework to create innovative, new strategies to solve client challenges and meet customized objectives. He is also a member of several oversight and advisory committees, including the Investment Risk Review Group and Hedge Fund Advisory Council. Prior to joining Wellington Management in 2012, Roberto spent six years at FactSet Research Systems Inc. (2006-2012) as a quantitative specialist (2008-2012) and as a consultant (2006-2008).Mr. Isch has been in the investment management industry since 2006. He earned his BA in political science from the College of the Holy Cross (2006). Additionally, Mr. Isch is a CFA® charterholder and is a member of the CFA Society Boston.

Jude Jason

Mr. Jason has managed the NYLIM VP MFS® Investors Trust Portfolio since 2024. He is an Investment Officer at MFS and has been employed in the investment area of MFS since 2012. He holds a Bachelor of Science degree in business administration and finance from Babson College and a Master of Business Administration degree from Harvard Business School.

Michael Jin, CFA

Mr. Jin has managed the NYLIM VP Epoch U.S. Equity Yield Portfolio and NYLIM VP Income Builder Portfolio since 2024. He is a portfolio manager, managing director, and senior research analyst for TD Epoch’s Shareholder Yield investment strategies. Before joining the firm in 2010, Mr. Jin was a research analyst at AllianceBernstein. Prior to AllianceBernstein, he worked as a corporate finance consultant at McKinsey & Company and as a process engineer at Praxair, Inc. where he was awarded four U.S. patents. Mr. Jin completed his undergraduate courses at the University of Science & Technology of China, received an M.S. from the University of Notre Dame, an M.S. from SUNY at Buffalo, and an MBA from the University of Chicago.

Robert Kaynor, CFA

Mr. Kaynor has managed the NYLIM Schroders Mid Cap Opportunities Portfolio since 2024. He is a Portfolio Manager and Head of U.S. Small and Mid-Cap Equities at Schroders and has been involved with research and portfolio management at Schroders since 2013. Mr. Kaynor covers a variety of industries in the consumer, producer durables, and materials sectors. He joined Schroders as a Senior Equity Analyst for the U.S. Small and Mid-Cap team in 2013 in which he covered the consumer sector. Prior to joining Schroders, Mr. Kaynor was the Chief Investment Officer at Ballast Capital Management from 2010 to 2012, and prior to this, he was a Managing Director/Portfolio Manager for Ramius Capital Group. Mr. Kaynor has a BS from Southern Methodist University and is a Chartered Financial Analyst® (“CFA”) charterholder.

Justin H. Kelly, CFA

Mr. Kelly is the Chief Executive Officer, Chief Investment Officer, and a Portfolio Manager of Winslow Capital, and has been with the firm since 1999. Mr. Kelly has been part of the investment management team for the NYLIM VP Winslow Large Cap Growth Portfolio since 2005. Mr. Kelly graduated summa cum laude from Babson College in 1993 with a BS in Finance/Investments. He is also a CFA® charterholder.

The Trust and its Management

Michael Keough

Mr. Keough has managed the NYLIM VP Janus Henderson Balanced Portfolio since 2019. He is a portfolio manager at Janus responsible for co-managing the Short Duration, Core Plus, U.S. Corporate Credit, Global Investment Grade, Intermediate Fixed Income and Long Duration strategies. Mr. Keough has been a portfolio manager across these strategies since 2013 after joining Janus in 2006 as a research analyst. Prior to his investment management career, he served as a captain in the United States Air Force working as a defense acquisition officer. Mr. Keough received his BS degree in business management from the United States Air Force Academy, where he was recognized as a Distinguished Graduate in the management department. He has been in the financial services industry since 2006.

Migene S. Kim, CFA

Ms. Kim has managed NYLIM VP Balanced Portfolio, NYLIM VP Income Builder Portfolio, NYLIM VP Conservative Allocation Portfolio, NYLIM VP Equity Allocation Portfolio, NYLIM VP Growth Allocation Portfolio and NYLIM VP Moderate Allocation Portfolio since 2025. Ms. Kim is a Managing Director at New York Life Investment Management and has been with the firm since August 2022. Previously, Ms. Kim was a Portfolio Manager and Senior Analyst at MacKay Shields LLC or its predecessors since 2005. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. She has been in the investment management industry since 1993. Ms. Kim is also a CFA® charterholder.

Pranay Kirpalani

Mr. Kirpalani has managed the NYLIM VP Fidelity Institutional AM® Utilities Portfolio since 2024. In this role, he is responsible for providing research and recommendations on several stocks across Global Infrastructure. Additionally, Mr. Kirpalani serves as portfolio manager of Fidelity Infrastructure Fund, Fidelity Select Utilities Portfolio, Fidelity VIP Utilities Portfolio, and Fidelity Advisor Utilities Fund. He is also a co-manager of Fidelity Telecom and Utilities Fund, FIAM Small/Mid Cap Core Commingled Pool and FIAM Small/Mid Cap Core Utilities Sub Portfolio. As a member of Fidelity’s Stock Selector Large Cap Group, Mr. Kirpalani is also responsible for managing the utilities sleeves for various diversified sector-based portfolios. He has been in the financial industry since 2013. Mr. Kirpalani earned his Bachelor of Arts degree in economics from the University of Pittsburgh.

John Lawlor

Mr. Lawlor has managed the NYLIM VP MacKay U.S. Infrastructure Bond Portfolio since 2024. He is currently a Managing Director, portfolio manager and trader at MacKay Shields. He joined MacKay Shields in 2016. Before joining the firm he was Vice President Equity Sales at Deutsche Bank and was previously at Bank of America Merrill Lynch. From 1997 to 2011, he was a senior trader on the floor of the New York Stock Exchange. Mr. Lawlor has a broad and diverse set of skills in sales, trading, and electronic trading platforms. He earned a Bachelor’s degree in Finance from Lehigh University in 1997. He has been in the financial services industry since 1997.

Frances Lewis

Ms. Lewis has managed the NYLIM VP MacKay U.S. Infrastructure Bond Portfolio since 2024. She joined MacKay Shields in July 2009 and is currently a Senior Managing Director and Director of Research for MacKay Municipal Managers. Ms. Lewis was the Director of Research for Mariner Municipal Managers and was previously at Merrill Lynch. Ms. Lewis began her municipal analyst career in 1991 as an Analyst for Merrill Lynch Investment Managers where she was a Senior Fund Analyst covering various sectors of the municipal market and becoming a Director in the Municipal Research Group in 1997. Ms. Lewis earned an MBA from Boston University and a BA from the University of Michigan.

The Trust and its Management

Lin Lin, CFA

Ms. Lin has managed the NYLIM VP Epoch U.S. Equity Yield Portfolio and NYLIM VP Income Builder Portfolio since 2024. Ms. Lin is a portfolio manager and Head of the Quantitative Research team. Prior to joining Epoch in 2017, Ms. Lin was a vice president and equity strategist on the Global Quantitative Research team at Morgan Stanley, where she helped launch their global quantitative product and published research on a variety of topics, including stock selection and ESG investing. Before that, Ms. Lin was an assistant vice president and senior research analyst on the Quantitative Research and Portfolio Strategy team at Sanford C. Bernstein. Ms. Lin began her career as a consulting associate at FMI Corp. Ms. Lin has a B.A. in Economics from Nanjing University, and an M.A. in Economics from Duke University.

John Loffredo, CFA

Mr. Loffredo is an Executive Managing Director of MacKay Shields and Co-Head of MacKay Municipal Managers. In addition, he was named Vice Chairman in September 2022 and oversees the firm’s investment teams. He has managed the NYLIM VP MacKay U.S. Infrastructure Bond Portfolio since 2024. He has been a municipal portfolio manager and/or municipal analyst on Wall Street since 1990, with a broad range of portfolio management and analytic experience in the municipal markets. He was previously the Chairman and co-founded Mariner Municipal Managers LLC (2007 to 2009). He has been a municipal portfolio manager and/or municipal analyst since 1990, with a broad range of portfolio management and analytic experience in the municipal markets. Mr. Loffredo was a Managing Director and Co-Head of BlackRock’s Municipal Portfolio Management Group (from 2006 to 2007). Prior to BlackRock’s merger with Merrill Lynch Investment Managers (MLIM), he served as Chief Investment Officer of the Municipal Products Group. He was employed by Merrill Lynch from 1990 to 2006. Before Merrill Lynch, he worked for the City of Boston Treasury Department. He is a member of the firm’s Senior Leadership Team. Mr. Loffredo graduated cum laude with an MBA from Utah State University where he was a Harry S. Truman Scholar. He also has a Certificate of Public Management from Boston University. He is a CFA® charterholder.

Joseph MacDougall

Mr. MacDougall has managed the NYLIM VP MFS® Research Portfolio since 2024. Mr. MacDougall is an Investment Officer at MFS and has been employed in the investment area of MFS since 2005. He holds a Bachelor of Science degree in finance from Boston College and a Master of Business Administration degree from Boston University.

Alison O’Neill Mackey

Ms. O’Neill Mackey has managed the NYLIM VP MFS® Investors Trust Portfolio since 2024. Ms. O’Neill Mackey is Chief Investment Officer of MFS and has been employed in the investment area of MFS since 2005. She holds a Bachelor of Arts degree cum laude from Harvard University and a Master of Business Administration degree from Massachusetts Institute of Technology.

The Trust and its Management

Neil Moriarty, III

Mr. Moriarty is an officer of NYL Investors and a Senior Managing Director and Co-Head of the Global Fixed Income Team of MacKay Shields. He is responsible for managing all Multi-Sector and related strategies. He has managed the NYLIM VP Income Builder Portfolio and NYLIM VP MacKay Strategic Bond Portfolio since 2018, NYLIM VP Bond Portfolio and NYLIM VP Balanced Portfolio since February 2026. Prior to joining MacKay Shields in 2018, Mr. Moriarty was with Aberdeen via the 2005 acquisition of Deutsche Asset Management’s London and Philadelphia Fixed income businesses. While at Aberdeen, his responsibilities included Head of U.S. Core, Structured Products and Co-Head of U.S. Core Short Duration. Mr. Moriarty joined Deutsche in 2002 from Swarthmore/Cypress Capital Management where he worked in fixed income portfolio management. Previously, Mr. Moriarty worked for Chase Securities in fixed income trading and research. Prior to that, Mr. Moriarty worked for Paine Webber in fixed income trading and research. Mr. Moriarty has been working in the investment industry since 1987.

Francis J. Ok

Mr. Ok has managed the NYLIM VP S&P 500 Index Portfolio since 2004 and NYLIM VP Hedge Multi-Strategy Portfolio since 2023. Mr. Ok is a Managing Director at New York Life Investment Management and has been with the firm or its predecessors since 1994, including as the Head of Equity Trading for the Equity teams at MacKay Shields LLC and the Lead Portfolio Manager for the Passive Equity index strategies. Mr. Ok holds a BS in Economics from Northeastern University.

Lesya Paisley, CFA

Ms. Paisley has managed the NYLIM VP MacKay Strategic Bond Portfolio since 2022, NYLIM VP Income Builder since 2025 and NYLIM VP Bond Portfolio and NYLIM VP Balanced Portfolio since February 2026. She is an officer of NYL Investors and a Managing Director and Portfolio Manager on the Global Fixed Income team for MacKay Shields. She joined MacKay Shields in 2021 and is responsible for managing Multi-Sector strategies. Prior to joining MacKay Shields, Ms. Paisley served as Investment Director and ESG Portfolio Manager, North America at Aberdeen Standard Investments. She was responsible for managing US dollar strategies including Credit, Corporates and Core/Core+ strategies and was instrumental in the firm’s ESG policy and product development including Sustainable and Responsible Investment and Climate Transition Fund. Before Aberdeen, she worked at Deutsche Asset Management as a Credit Research Analyst. Combined, she spent well over a decade in Credit Research covering a variety of sectors including Emerging Markets, High Yield, Investment Grade and Municipals. She is a CFA® charterholder and earned a BS degree in Finance and Accounting from the University of Virginia, McIntire School of Commerce. She has been in the investment industry since 2003.

Michael Petty

Mr. Petty is a Senior Managing Director and portfolio manager for MacKay Shields. He joined MacKay Shields in 2009 and has managed the NYLIM VP MacKay U.S. Infrastructure Bond Portfolio since 2024. Before joining the firm he was a Portfolio Manager for Mariner Municipal Managers in 2009. He has been a municipal bond portfolio manager since 1992, and has worked in the municipal products market since 1985. Mr. Petty has a broad array of trading, portfolio management, and sales experience. Prior to joining Mariner Municipal Managers, he was a Senior Portfolio Manager at Dreyfus Corporation from 1997 to 2009. From 1992 to 1997, he served as a Portfolio Manager for Merrill Lynch Investment Managers (MLIM). Mr. Petty graduated from Hobart College with a BS in Mathematics and Economics.

The Trust and its Management

Allen Pu

Mr. Pu has managed the NYLIM VP Dimensional U.S. Equity Portfolio since 2025. He is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of DFA. Mr. Pu has an MBA from the University of California, Los Angeles, an MS and PhD from Caltech, and a BS from Cooper Union for the Advancement of Science and Art. He joined DFA as a portfolio manager in 2006.

Veenu Ramchandani, CFA

Ms. Ramchandani has managed NYLIM VP Wellington Small Cap Portfolio since 2025. As a portfolio manager, she manages multi-manager solutions and conducts original research on factor investing, risk management, manager evaluation and portfolio construction. Ms. Ramchandani also contributes to the firm’s manager research platform analyzing key investment trends across the firm’s equity strategies. She is a member of the Equity Solutions Investment Team which applies a factor-based framework to create innovative, new strategies to solve client challenges and meet customized objectives. Prior to joining Wellington Management in 2022, Ms. Ramchandani worked as a senior investment manager at Abu Dhabi Investment Authority (2016 – 2021). Before that, she held a variety of roles at Goldman Sachs Asset Management (2006 – 2016). Ms. Ramchandani earned her BSc in mathematics and economics from the London School of Economics and Political Science (2006). Additionally, she holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Joseph Reiland, CFA

Mr. Reiland has managed the NYLIM VP American Century Large Cap Equity Portfolio since 2022. Mr. Reiland, Vice President and Senior Portfolio Manager, joined American Century in 2000. He has been in the investment management industry since 1995. Mr. Reiland has a bachelor’s degree in business administration from Washington University. He is a CFA® charterholder.

Nadim Rizk, MBA, CFA

Mr. Rizk has managed the NYLIM VP PineStone International Equity Portfolio since 2023. Mr. Rizk is the Chief Executive Officer and Chief Investment Officer of PineStone Asset Management Inc. and Lead Portfolio Manager of the Global International and U.S. Equity Strategies. Prior to founding PineStone Asset Management Inc. in 2021, Mr. Rizk was a Senior Vice President, Head of the Global Equity Team and Lead Portfolio Manager at Fiera Capital. Prior to joining Fiera in 2009, Mr. Rizk was a Senior Global Research Analyst from 2000 to 2004, and the Head of Global Equities and Manager of the U.S. and Global equity funds from 2004 to 2009 at Montrusco Bolton. Prior to Montrusco Bolton, Mr. Rizk was an equity Research Analyst at CN Investments from 1998 to 2000. Mr. Rizk received his BComm from the American University of Beirut in 1995 and his MBA from McGill University in Montréal in 1998 and has earned the right to use the Chartered Financial Analyst designation since 2001.

Lamine Saidi

Mr. Saidi has managed the NYLIM VP Candriam Emerging Markets Equity Portfolio since 2015. He has served as a Senior Fund Manager at Candriam since 2005. He previously worked at Fortis Investment and Swisscorp Financial Advisory. Mr. Saidi holds a Master’s degree in Banking and Financial Econometrics from the University of Aix-en-Provence in France.

The Trust and its Management

George Sakellaris, CFA

Mr. Sakellaris has served as portfolio manager of NYLIM VP Small Cap Growth Portfolio since 2020. Prior to joining Brown Advisory in 2014, Mr. Sakellaris started and managed a small-cap growth strategy at Credo Capital Management and served as director of research and an analyst for GARP Research & Securities. He received an MBA from the Robert H. Smith School of Business in 2006 and a BS from the University of Maryland in 2000. Mr. Sakellaris also holds the CFA® designation.

Paulo Salazar

Mr. Salazar has managed the NYLIM VP Candriam Emerging Markets Equity Portfolio since 2021 and currently serves as Head of Emerging Market Equities. He joined Candriam in 2015 as an Emerging Markets Equity Analyst and has over 20 years of experience in Emerging Markets across private equity and financial markets. Mr. Salazar earned his B.B.A. in Corporate Finance and Financial Markets from FGV-EAESP in São Paulo and holds an International Diploma in Finance from the University of California, Berkeley.

Philip Screve

Mr. Screve has managed NYLIM VP Candriam Emerging Markets Equity Portfolio since 2015. He has served as Senior Fund Manager responsible for Central and Eastern European Emerging Markets at Candriam since 2003 and has worked in Emerging Markets since joining the firm. Mr. Screve joined Candriam (formerly Bank BACOB) in 1992 and has been a Senior Equity Fund Manager since 1998. He holds a Master’s degree in Commerce and Finance from Vlekho Business School in Belgium.

Clark R. Shields

Mr. Shields has managed the NYLIM VP Wellington Growth Portfolio since 2023. He is a Senior Managing Director and Equity Portfolio Manager and joined Wellington in 2015. Mr. Shields has been in the investment management industry since 1998. He received his MBA from Harvard Business School and his BS in business administration from Washington and Lee University.

Edward Silverstein, CFA

Mr. Silverstein became a portfolio manager of the NYLIM VP MacKay Convertible Portfolio in 2001. He is a Senior Managing Director and Head of Convertibles at MacKay Shields, where he oversees the management and research of the firm’s Convertible strategy. He joined the firm as a Research Analyst in 1998, becoming a Portfolio Manager/Research Analyst in 1999. Prior to joining MacKay Shields, he worked as a Portfolio Manager and Law Clerk at the Bank of New York. He also interned at the New York Stock Exchange Enforcement Division. He has a BS from the University of Vermont, an MBA from the Baruch College and a JD from Brooklyn Law School. He is a CFA® charterholder and also a member of the New York State Bar. He authored, “Wise Up!: A Portfolio Manager's Guide to Better Investment Decisions.” He has been working in the investment industry since 1995

Joseph P. Smith, CFA

Mr. Smith has managed the NYLIM VP CBRE Global Infrastructure Portfolio since 2021. He joined CBRE’s predecessor firm in 1997. Prior to that, Mr. Smith worked in various management and analyst positions in the real estate industry including positions at Alex Brown & Sons, PaineWebber and Radnor Advisors. Mr. Smith has an MBA from the Wharton School, University of Pennsylvania and a BS from Villanova University. He is also a CFA® charterholder.

The Trust and its Management

Amit Soni, CFA

Mr. Soni has managed the NYLIM VP Conservative Allocation Portfolio, NYLIM VP Equity Allocation Portfolio, NYLIM VP Growth Allocation Portfolio and NYLIM VP Moderate Allocation Portfolio since 2016. He joined New York Life Investment Management in 2013 as a Senior Associate in the Multi-Asset Solutions team. Mr. Soni focuses on quantitative and macro-economic investment research and portfolio management for the funds managed by the team. Prior to joining New York Life Investment Management, he worked as an Investment Associate in the Global Asset Allocation group at Putnam Investments. He holds a Master’s degree from Massachusetts Institute of Technology in Computation for Design and Optimization and a Bachelor’s degree from the Indian Institute of Technology Kanpur (India) in Mechanical Engineering. He holds the CFA® designation and has been in the investment industry since 2008.

Scott Sprauer

Mr. Sprauer is a Senior Managing Director. He joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the NYLIM VP MacKay U.S. Infrastructure Bond Portfolio since 2024. Before joining the firm, he was Head Trader, Fixed Income at Financial Guaranty Insurance Company. Mr. Sprauer was previously with Dreyfus Corporation and Merrill Lynch Investment Managers as a Municipal Bond Portfolio Manager/Trader. He has a BSBA from Villanova University, and has been in the investment management industry since 1991.

Andrew Susser

Mr. Susser has managed the NYLIM VP MacKay High Yield Corporate Bond Portfolio since 2013. Mr. Susser is an Executive Managing Director of MacKay Shields and Head of High Yield, responsible for the group’s implementation of its investment process. Prior to joining MacKay Shields in 2006, he was a Portfolio Manager with GoldenTree Asset Management. Previously, he was a Managing Director and Head of High Yield Bond Research at Banc of America Securities covering the gaming, lodging and leisure sectors. From 1999 to 2004, Mr. Susser was named to the Institutional Investor All-America Fixed Income Research Team; from 2002 to 2004, he was ranked by Institutional Investor as the No. 1 analyst in the high yield sector. He also worked as a Fixed Income Analyst for Salomon Brothers, as a Senior Analyst at Moody’s Investors Service and as a Market Analyst and Institutional Trading Liaison for Merrill Lynch Capital Markets. He began his career as a Corporate Finance and M&A Attorney at Shearman & Sterling in their New York office. He graduated with an MBA from the Wharton Graduate School of Business, a JD from the University of Pennsylvania Law School and a BA in Economics from Vassar College.

Jonathan Swaney

Mr. Swaney has managed the NYLIM VP Conservative Allocation Portfolio, NYLIM VP Equity Allocation Portfolio, NYLIM VP Growth Allocation Portfolio and NYLIM VP Moderate Allocation Portfolio since 2008, NYLIM VP Balanced Portfolio since 2017 and the NYLIM VP Income Builder Portfolio since 2018. Mr. Swaney is a Managing Director in the Multi-Asset Solutions team. Prior to assuming this position, Mr. Swaney has worked within several other units of New York Life Investment Management managing equity and asset allocation portfolios and providing investment product oversight. Mr. Swaney began his career in financial services working on the fixed income desk at the Vanguard Group after having graduated from The College of William & Mary in 1991. He also spent several years with a hedge fund of funds before coming to New York Life Investment Management in 1997.

The Trust and its Management

Arthur S. Torrey

Mr. Torrey has managed the NYLIM VP Floating Rate Portfolio since 2012. Mr. Torrey is a Managing Director in Fixed Income Investors within NYL Investors and is in the High Yield Credit Group. Mr. Torrey joined New York Life Investment Management in 2006 (NYL Investors’ predecessor). He oversees the investment activity of all non investment-grade assets including floating rate loans and high-yield bonds. He is also a portfolio manager on all floating rate loan mandates including retail mutual funds, institutional accounts and CLOs. Prior to joining NYL Investors, Mr. Torrey was a portfolio manager and investment analyst for Carlyle High-Yield Partners. He was also a corporate relationship manager for Fleet Securities, as well as a corporate banker with Credit Agricole/Indosuez and ABN-AMRO Bank. Mr. Torrey has been in the investment management industry since 1993. Mr. Torrey received a BSBA from the University of Denver.

Kera Van Valen, CFA

Ms. Van Valen has been a portfolio manager of the equity portion of the NYLIM VP Income Builder Portfolio since 2014 and the NYLIM VP Epoch U.S. Equity Yield Portfolio since 2017. Ms. Van Valen joined Epoch in 2005 and is a Managing Director, Portfolio Manager and Senior Research Analyst. Her primary focus is on Epoch’s U.S. and Global Equity Shareholder Yield strategies. Prior to joining the Global Equity team, Ms. Van Valen was an analyst within Epoch’s Quantitative Research & Risk Management team. Ms. Van Valen received her BA in Mathematics from Colgate University and her MBA from Columbia Business School and is a CFA® charterholder.

Joanna Wald

Ms. Wald has managed the NYLIM VP Schroders Mid Cap Opportunities Portfolio since 2024. She is a Portfolio Manager and Head of Research, U.S. Small and Mid-Cap Equities at Schroders and has been involved with research and portfolio management at Schroders since 2013. Ms. Wald joined Schroders as an Equity Analyst in 2013. Prior to joining Schroders, Ms. Wald was an Equity Analyst at Ballast Capital Management from 2010 to 2013, and prior to this, she was an Equity Analyst for Ramius Capital Group. Ms. Wald has an MBA from The Wharton School, University of Pennsylvania and a BA from Boston University.

OK. Y
Cameron White, CFA

Mr. White has managed the NYLIM VP Income Builder Portfolio and NYLIM VP MacKay Strategic Bond Portfolio since 2025 and NYLIM VP Bond Portfolio and NYLIM VP Balanced Portfolio since February 2026. He is an officer of NYL Investors and the Head of Fundamental Research supporting the Global Credit and Global Fixed Income teams at MacKay Shields. Mr. White joined MacKay Shields in 2019 as a Senior Credit Analyst within the Global Fixed Income team covering energy and utilities sectors. Most recently, he was a Senior Credit Analyst at Apex Credit Partners LLC. Earlier in his career, Mr. White held credit analyst roles at MetLife Investments and Deutsche Bank Securities. He has a BA in Economics from Colgate University, an MBA from Cornell University and is a CFA® charterholder. Mr. White has been in the financial services industry since 2004.

The Trust and its Management

Greg Wilensky, CFA

Mr. Wilensky has managed the NYLIM VP Janus Henderson Balanced Portfolio since 2020. Greg Wilensky is a Portfolio Manager and Head of U.S. Fixed Income at Janus. He is responsible for co-managing the Short Duration and Core Plus strategies and comanages the fixed income portion of the Balanced strategy, all since 2020. Prior to joining the firm, Mr. Wilensky served as senior vice president, director of the U.S. multi-sector fixed income team and held several director and portfolio manager positions that spanned short duration, inflation protected fixed income, securitized assets and multi-asset strategies at AllianceBernstein from 1996 to 2019. Prior to that, he was a treasury manager – corporate finance at AT&T Corp. from 1993 to 1996. Mr. Wilensky received his bachelor of science degree in business administration from Washington University, graduating magna cum laude. He also earned an MBA with high honors from the University of Chicago. Mr. Wilensky holds the CFA® designation.

OK. Y
Thomas Wynn, CFA

Mr. Wynn has managed the NYLIM VP MacKay Convertible Portfolio since 2024. Rejoining MacKay Shields in 2015, Mr. Wynn is a Managing Director and is a Convertible portfolio manager. With MacKay Shields from 1995 to 2004 in the firm’s Convertible area, he left MacKay Shields to pursue opportunities in the hedge fund community with AM Investment Partners. Most recently Mr. Wynn was an Equity Long/Short portfolio manager with Centurion Capital and previously with Deutsche Bank. He has an MBA in Finance from New York University and BA in Economics from the University of Notre Dame. Mr. Wynn is a CFA® charterholder and has been in the investment management business since 1983.

Robert C. Zeuthen

Mr. Zeuthen has managed the NYLIM VP Newton Technology Growth Portfolio since 2024. Mr. Zeuthen is a research analyst at NIMNA and has been employed by NIMNA or a predecessor company of NIMNA since 2006.

ORGANIZATIONAL DOCUMENTS

NYLIM VP Funds Trust

The Trust’s Declaration of Trust provides that by virtue of becoming a shareholder of the Trust, each shareholder shall be held expressly to have agreed to be bound by the provisions of the Declaration of Trust. However, shareholders should be aware that they generally cannot waive their rights under the federal securities laws notwithstanding any of the provisions of the Declaration of Trust. The Declaration of Trust provides a detailed process for the bringing of derivative actions by shareholders for claims beyond the process otherwise required by law. This derivative actions process is intended to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Portfolio or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Board of Trustees. The Declaration of Trust details conditions that must be met with respect to the demand. Within 30 days following receipt of a demand meeting these conditions, the Trustees must investigate and consider the demand. Except with regard to claims arising under the Securities Act of 1933, the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002, the Investment Company Act of 1940, the Investment Advisers Act of 1940, Title V of the Gramm-Leach-Bliley Act, any rules adopted by the Securities and Exchange Commission under any of these statutes, the Bank Secrecy Act as it applies to mutual funds, and any rules adopted thereunder by the Securities and Exchange Commission or the Department of the Treasury (collectively, the “federal securities laws”), if the demand for derivative action has been considered by the Board of Trustees, and a majority of the Independent Trustees, after considering the merits of the claim, has determined that maintaining a suit would not be in the best interests of the Trust or the affected Portfolio or class, as applicable, the complaining shareholders shall be barred from commencing the derivative action. Furthermore, except for an action arising under the federal securities laws, at least 10% of the shareholders of the Trust or the affected Portfolio or class, applicable, must join in bringing any derivative action. The Trust’s process for bringing derivative suits may be more restrictive than other investment companies. The process for derivative actions for the Trust also may make it more expensive for a shareholder to bring a suit than if the shareholder was not required to follow such a process.

The Trust’s By-Laws require that actions by shareholders against the Trust or a Portfolio shall be exclusively brought in the Court of Chancery of the State of Delaware, or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction. However, any actions arising under the federal securities laws must be exclusively brought in

The Trust and its Management

the federal district courts of the United States of America. The Trust’s By-Laws also require that the right to jury trial be waived to the fullest extent permitted by law for any such action. Other investment companies may not be subject to similar restrictions. In addition, the designation of certain courts as exclusive jurisdictions for certain claims may make it more expensive for a shareholder to bring a suit than if the shareholder was permitted to select another jurisdiction. The exclusive jurisdiction designation and the waiver of jury trials would limit a shareholder’s ability to litigate certain claims in a jurisdiction or in a manner that may be more favorable to the shareholder.

Purchase and Redemption of Shares

Determining the Portfolios' Share Prices ("NAV") and the Valuation of Securities

Each Portfolio sells and redeems shares at the NAV next determined after the purchase or redemption order is accepted. Orders accepted prior to 4:00 pm will be processed at the current day’s NAV. Orders accepted after 4:00 pm will be processed at the following business day’s NAV. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

Each Portfolio generally calculates the value of its investments (also known as its NAV) as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading. The Portfolios do not usually calculate their NAVs on days on which the Exchange is scheduled to be closed. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. With respect to any portion of an Asset Allocation Portfolio's assets that are invested in one or more Underlying Portfolios/Funds, the Asset Allocation Portfolio's NAV is calculated based upon the NAVs of those Underlying Portfolios/Funds. The value of a Portfolio's investments is generally based (in whole or in part) on current market prices (amortized cost, in the case of the NYLIM VP U.S. Government Money Market Portfolio and other Portfolios that hold debt securities with a remaining maturity of 60 days or less). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager, in consultation with the Subadvisor, where applicable, deems that a particular event could materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Portfolio does not price its shares. The value of these securities held in a Portfolio may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted joint valuation procedures of the Portfolios and New York Life Investment Management establishing methodologies for the valuation of the Portfolios’ securities and other assets. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated New York Life Investment Management as the valuation designee to perform fair valuation determinations for each Portfolio with respect to all Portfolio investments and/or other assets. New York Life Investment Management, in its role as valuation designee, utilizes the assistance of a Valuation Committee to support its obligations in determining fair value of the Portfolios’ securities and/or other assets. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Trust expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open). Certain Portfolios may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Trust's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

If the Exchange is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the Exchange has an unscheduled early closing on a day it has opened for business, a Portfolio reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the Exchange for that day, so long as New York Life Investment Management believes there generally remains an adequate market to obtain reliable and accurate market quotations. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, a Portfolio reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until and calculate a Portfolio’s NAV as of such earlier closing time.

There may be other instances where market quotations are not readily available or standard pricing principles do not apply. Please see the SAI for additional information on how NAV is calculated.

Investment in the Portfolios by Unaffiliated Insurance Companies and Retirement Plans

Except as described below, shares of the Portfolios are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by NYLIAC. Shares of the Portfolios are also offered as underlying investments of the Asset Allocation Portfolios and other funds that serve as underlying investment options for variable insurance and annuity contracts (i.e., variable insurance funds).

The Trust has received an exemptive order from the SEC ("Exemptive Order") that permits the Portfolios and the Asset Allocation Portfolios to sell shares to separate accounts of unaffiliated insurance companies, and pension and retirement plans that qualify for special income tax treatment, in addition to NYLIAC. These arrangements may present certain conflicts of interest. For example, violation

Purchase and Redemption of Shares

of the federal tax laws by one insurance company separate account investing directly or indirectly in a Portfolio could cause other variable insurance products funded by the separate account of another insurance company to lose their tax-deferred status unless remedial actions were taken.

The Portfolios currently do not foresee any disadvantages to the owners of variable insurance contracts issued by NYLIAC arising out of the fact that the Portfolios may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, as a condition of the Exemptive Order, the Board will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of the Portfolios and shares of another fund may be substituted. This might force a Portfolio to sell its securities at disadvantageous prices which could cause a decrease in the Portfolio's NAV. Each Portfolio may offer Initial Class, Service Class and/or Service 2 Class shares. Certain insurance companies may have selected, and the distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease. The Portfolios do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Portfolios.

Initial Class shares are not subject to a distribution and/or service fee. Service Class shares and Service 2 Class shares are subject to a distribution and/or service fee. Portfolio shares are only available through separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. Service Class shares of NYLIM VP MacKay Convertible Portfolio are available to separate accounts of NYLIAC and certain unaffiliated insurance companies. Service 2 Class shares are available only to separate accounts of certain unaffiliated insurance companies.

Excessive Purchases and Redemptions or Exchanges

The interests of the Portfolio's shareholders and the Portfolio's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Portfolio shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Owners that engage in excessive purchases and redemptions or exchanges of Portfolio shares may dilute the value of shares held by long-term owners.

The Portfolio is not intended to be used as a vehicle for short-term trading, and the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term owners of the Portfolio. Each Portfolio reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Portfolio to monitor transfers made by the owners in separate accounts maintained by NYLIAC or other insurance companies is limited by the omnibus nature of these accounts. The Trust does not maintain data regarding individual owners' transactions. The Trust's policy is that the Portfolios must rely on NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolios to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Trust becomes aware of possible market timing activity, it will notify NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolios in order to help facilitate the enforcement of its market timing policies and procedures. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolios that the Trust determines not to be in the best interest of the Portfolios. Owners should refer to the product prospectus for a description of the methods that NYLIAC and other insurance companies may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC, other insurance companies that maintain separate accounts which invest in the Portfolios, or the Trust may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances. In certain cases, these procedures may be less restrictive than the Portfolios' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Portfolios' Chief Compliance Officer that such investment programs and strategies are consistent with the Portfolios' objective of avoiding disruption due to market timing.

While NYLIAC, the other insurance companies that maintain separate accounts which invest in the Portfolios, and the Trust discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC, the other insurance companies that maintain separate accounts which invest in the Portfolios, nor the Trust has any arrangements to permit or accommodate frequent or excessive short-term trading.

Purchase and Redemption of Shares

Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of each of the Portfolio's portfolio securities holdings is available in the SAI. Generally, a complete schedule of each Portfolio's portfolio holdings will be made available on the New York Life Investment Management’s website at newyorklifeinvestments.com no earlier than 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-624-6782.

New York Life Investment Management (or its affiliates) offers a variety of collective investment funds including mutual funds and exchange-traded funds, in some cases in the same investment strategy, which may have different portfolio holdings disclosure schedules or frequency.

The portfolio holdings for the NYLIM VP Epoch U.S. Equity Yield Portfolio and NYLIM VP Hedge Multi-Strategy Portfolio will be made public 15 days after month-end.

The portfolio holdings for the NYLIM VP MacKay U.S. Infrastructure Bond Portfolio will be made public 60 days after month-end.

The portfolio holdings for NYLIM VP American Century Large Cap Equity Portfolio will be made public 15 days after quarter-end.

The portfolio holdings for the NYLIM VP MacKay High Yield Corporate Bond Portfolio and NYLIM VP PineStone International Equity Portfolio will be made public 30 days after quarter-end.

The NYLIM VP U.S. Government Money Market Portfolio will post its portfolio holdings as of the last business day of the prior month, no later than the fifth business day following month-end, and will remain available on the New York Life Investment Management website at newyorklifeinvestments.com for at least six months after posting. In addition, certain portfolio information will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made available to the public by the SEC, and a link to each of the most recent 12 months of filings on Form N-MFP will be made available on the New York Life Investment Management website.

In addition, each Portfolio’s top ten holdings may be made public 15 days after quarter end. The Portfolios' quarterly top ten holdings information is also made available in the Annual Report and Semi-Annual Report to shareholders.

All portfolio holdings will be posted on the New York Life Investment Management website and remain accessible until updated portfolio holdings information is filed on Form N-CSR or Form N-PORT, as applicable.

Taxes, Dividends and Distributions

Taxes

Each Portfolio has either elected or intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code. If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Internal Revenue Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Internal Revenue Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Because the shareholders of the Portfolios may be Separate Accounts, the Asset Allocation Portfolios and other variable insurance funds, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the prospectus for the Policy.

Dividends and Distributions

The NYLIM VP U.S. Government Money Market Portfolio (which seeks to maintain a constant NAV of $1.00 per share) and the NYLIM VP Floating Rate Portfolio will declare a dividend of their net investment income daily and distribute such dividend monthly. Shareholders of the NYLIM VP U.S. Government Money Market Portfolio and the NYLIM VP Floating Rate Portfolio begin earning dividends on the next business day following receipt of the shareholder's investment by the respective Portfolio. NYLIM VP Income Builder Portfolio, NYLIM VP MacKay Convertible Portfolio and NYLIM VP MacKay Strategic Bond Portfolio will declare and distribute a dividend of net investment income quarterly. Each Portfolio, other than the NYLIM VP U.S. Government Money Market Portfolio, NYLIM VP Floating Rate Portfolio, NYLIM VP Income Builder Portfolio, NYLIM VP MacKay Convertible Portfolio and NYLIM VP MacKay Strategic Bond Portfolio, declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the NYLIM VP U.S. Government Money Market Portfolio and NYLIM VP Floating Rate Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following the ex-dividend date of the dividend. Each Portfolio will distribute its currency gains, if any, annually and net realized capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. Each Portfolio may declare an additional distribution of investment income, and net realized capital and currency gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

Financial Highlights

The financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five fiscal years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an owner would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The financial statements containing the financial highlights for all Portfolios have been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio’s financial statements, is included in each Portfolio's Form N-CSR, which is available upon request.

Financial Highlights

NYLIM VP American Century Large Cap Equity Portfolio (formerly NYLI VP American Century Sustainable Equity Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Initial Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$10.36	$8.94	$11.07	$13.93	$11.56
Net investment income (loss)(a)	0.05	0.07	0.11	0.13	0.21
Net realized and unrealized gain (loss)	1.12	1.70	2.14	(1.30)	2.71
Total from investment operations	1.17	1.77	2.25	(1.17)	2.92
Less distributions:
From net investment income	(0.10)	(0.10)	(0.17)	(0.23)	(0.34)
From net realized gain on investments	(0.58)	(0.25)	(4.21)	(1.46)	(0.21)
Total distributions	(0.68)	(0.35)	(4.38)	(1.69)	(0.55)
Net asset value at end of year	$10.85	$10.36	$8.94	$11.07	$13.93
Total investment return(b)	11.34%	19.84%	24.39%	(7.70)%	25.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.49%	0.68%	0.99%	1.03%	1.57%
Net expenses(c)	0.68%	0.66%	0.67%	0.70%	0.76%
Portfolio turnover rate	26%	28%	28%	20%	18%
Net assets at end of year (in 000’;s)	$227,903	$271,640	$260,344	$281,471	$324,378

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$10.31	$8.90	$11.03	$13.87	$11.51
Net investment income (loss)(a)	0.02	0.04	0.08	0.10	0.17
Net realized and unrealized gain (loss)	1.12	1.70	2.13	(1.29)	2.71
Total from investment operations	1.14	1.74	2.21	(1.19)	2.88
Less distributions:
From net investment income	(0.07)	(0.08)	(0.13)	(0.19)	(0.31)
From net realized gain on investments	(0.58)	(0.25)	(4.21)	(1.46)	(0.21)
Total distributions	(0.65)	(0.33)	(4.34)	(1.65)	(0.52)
Net asset value at end of year	$10.80	$10.31	$8.90	$11.03	$13.87
Total investment return(b)	11.06%	19.54%	24.08%	(7.93)%	25.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.23%	0.43%	0.74%	0.79%	1.32%
Net expenses(c)	0.93%	0.91%	0.92%	0.95%	1.01%
Portfolio turnover rate	26%	28%	28%	20%	18%
Net assets at end of year (in 000's)	$155,722	$170,188	$174,115	$173,097	$229,010

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLIM VP Balanced Portfolio (formerly NYLI VP Balanced Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Initial Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$14.07	$13.37	$12.68	$16.85	$14.83
Net investment income (loss)(a)	0.35	0.33	0.32	0.26	0.18
Net realized and unrealized gain (loss)	1.24	0.74	0.62	(1.38)	2.36
Total from investment operations	1.59	1.07	0.94	(1.12)	2.54
Less distributions:
From net investment income	(0.38)	(0.37)	(0.25)	(0.17)	(0.22)
From net realized gain on investments	(0.17)	—	—	(2.88)	(0.30)
Total distributions	(0.55)	(0.37)	(0.25)	(3.05)	(0.52)
Net asset value at end of year	$15.11	$14.07	$13.37	$12.68	$16.85
Total investment return(b)	11.44%	7.90%	7.55%	(5.74)%	17.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.37%	2.39%	2.51%	1.73%	1.11%
Net expenses(c)	0.71%	0.69%	0.69%	0.70%	0.72%
Portfolio turnover rate	180%	252%	279%	306%	195%
Net assets at end of year (in 000’s)	$22,456	$21,401	$21,527	$20,643	$22,345

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$13.87	$13.18	$12.50	$16.66	$14.67
Net investment income (loss)(a)	0.30	0.29	0.29	0.22	0.14
Net realized and unrealized gain (loss)	1.23	0.73	0.60	(1.37)	2.34
Total from investment operations	1.53	1.02	0.89	(1.15)	2.48
Less distributions:
From net investment income	(0.34)	(0.33)	(0.21)	(0.13)	(0.19)
From net realized gain on investments	(0.17)	—	—	(2.88)	(0.30)
Total distributions	(0.51)	(0.33)	(0.21)	(3.01)	(0.49)
Net asset value at end of year	$14.89	$13.87	$13.18	$12.50	$16.66
Total investment return(b)	11.16%	7.63%	7.28%	(5.97)%	17.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.12%	2.14%	2.26%	1.49%	0.86%
Net expenses(c)	0.96%	0.94%	0.94%	0.95%	0.97%
Portfolio turnover rate	180%	252%	279%	306%	195%
Net assets at end of year (in 000's)	$327,690	$329,585	$343,784	$368,209	$392,240

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLIM VP Bond Portfolio (formerly NYLI VP Bond Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Initial Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$12.00	$12.37	$12.08	$14.43	$15.37
Net investment income (loss)(a)	0.56	0.58	0.52	0.33	0.21
Net realized and unrealized gain (loss)	0.26	(0.35)	0.12	(2.42)	(0.42)
Total from investment operations	0.82	0.23	0.64	(2.09)	(0.21)
Less distributions:
From net investment income	(0.63)	(0.60)	(0.35)	(0.26)	(0.27)
From net realized gain on investments	—	—	—	—	(0.46)
Total distributions	(0.63)	(0.60)	(0.35)	(0.26)	(0.73)
Net asset value at end of year	$12.19	$12.00	$12.37	$12.08	$14.43
Total investment return(b)	6.83%	1.84%	5.58%	(14.47)%	(1.37)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.57%	4.74%	4.30%	2.53%	1.39%
Net expenses(c)	0.55%	0.54%	0.52%	0.53%	0.52%
Portfolio turnover rate(d)	271%	351%	469%	474%	326%
Net assets at end of year (in 000’s)	$222,601	$239,905	$266,632	$292,815	$366,020

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 238%, 337%, 438%, 194% and 241%, for the years ended December 31, 2025, 2024, 2023, 2022 and 2021, respectively.

	Year Ended December 31,
Service Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$11.86	$12.22	$11.93	$14.25	$15.19
Net investment income (loss)(a)	0.52	0.55	0.49	0.29	0.17
Net realized and unrealized gain (loss)	0.25	(0.34)	0.12	(2.39)	(0.41)
Total from investment operations	0.77	0.21	0.61	(2.10)	(0.24)
Less distributions:
From net investment income	(0.59)	(0.57)	(0.32)	(0.22)	(0.24)
From net realized gain on investments	—	—	—	—	(0.46)
Total distributions	(0.59)	(0.57)	(0.32)	(0.22)	(0.70)
Net asset value at end of year	$12.04	$11.86	$12.22	$11.93	$14.25
Total investment return(b)	6.57%	1.59%	5.31%	(14.68)%	(1.62)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.32%	4.49%	4.05%	2.26%	1.14%
Net expenses(c)	0.80%	0.79%	0.77%	0.78%	0.77%
Portfolio turnover rate(d)	271%	351%	469%	474%	326%
Net assets at end of year (in 000's)	$341,586	$358,578	$372,134	$387,271	$520,402

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 238%, 337%, 438%, 194% and 241%, for the years ended December 31, 2025, 2024, 2023, 2022 and 2021, respectively.

Financial Highlights

NYLIM VP Candriam Emerging Markets Equity Portfolio (formerly NYLI VP Candriam Emerging Markets Equity Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Initial Class	2025	2024	2023		2022	2021
Net asset value at beginning of year	$7.77	$6.96	$6.60		$11.16	$11.51
Net investment income (loss)(a)	0.04	0.05	0.07		0.11	0.12
Net realized and unrealized gain (loss)	2.74	0.83	0.41		(3.39)	(0.34)
Total from investment operations	2.78	0.88	0.48		(3.28)	(0.22)
Less distributions:
From net investment income	(0.03)	(0.07)	(0.12)		(0.09)	(0.13)
From net realized gain on investments	—	—	—		(1.19)	—
Total distributions	(0.03)	(0.07)	(0.12)		(1.28)	(0.13)
Net asset value at end of year	$10.52	$7.77	$6.96		$6.60	$11.16
Total investment return(b)	35.88%	12.64%	7.25%		(28.72)%	(2.00)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.50%	0.61%	1.09	%(c)	1.28%	1.02%
Net expenses(d)	1.20%	1.16%	1.13	%(e)	1.16%	1.13%
Expenses (before waiver/reimbursement)(d)	1.20%	1.16%	1.14%		1.16%	1.14%
Portfolio turnover rate	185%	115%	52%		115%	63%
Net assets at end of year (in 000’s)	$145,349	$145,917	$154,579		$158,187	$211,647

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.08%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.14%.

	Year Ended December 31,
Service Class	2025	2024	2023		2022	2021
Net asset value at beginning of year	$7.79	$6.98	$6.62		$11.16	$11.52
Net investment income (loss)(a)	0.02	0.03	0.06		0.09	0.09
Net realized and unrealized gain (loss)	2.76	0.83	0.40		(3.39)	(0.35)
Total from investment operations	2.78	0.86	0.46		(3.30)	(0.26)
Less distributions:
From net investment income	(0.01)	(0.05)	(0.10)		(0.05)	(0.10)
From net realized gain on investments	—	—	—		(1.19)	—
Total distributions	(0.01)	(0.05)	(0.10)		(1.24)	(0.10)
Net asset value at end of year	$10.56	$7.79	$6.98		$6.62	$11.16
Total investment return(b)	35.54%	12.35%	6.98%		(28.89)%	(2.25)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.25%	0.36%	0.84	%(c)	1.03%	0.78%
Net expenses(d)	1.45%	1.41%	1.38	%(e)	1.41%	1.38%
Expenses (before waiver/reimbursement)(d)	1.45%	1.41%	1.39%		1.41%	1.39%
Portfolio turnover rate	185%	115%	52%		115%	63%
Net assets at end of year (in 000's)	$62,193	$60,069	$65,652		$70,914	$102,237

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.83%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.39%.

Financial Highlights

NYLIM VP CBRE Global Infrastructure Portfolio (formerly NYLI VP CBRE Global Infrastructure Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Initial Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$7.44	$7.06	$6.92	$7.47	$6.48
Net investment income (loss)(a)	0.17	0.15	0.16	0.13	0.15
Net realized and unrealized gain (loss)	0.99	0.40	0.10	(0.58)	0.84
Total from investment operations	1.16	0.55	0.26	(0.45)	0.99
Less distributions:
From net investment income	(0.16)	(0.17)	(0.12)	(0.10)	—
Net asset value at end of year	$8.44	$7.44	$7.06	$6.92	$7.47
Total investment return(b)	15.60%	7.86%	4.06%	(5.99)%	15.28	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.08%	2.07%	2.32%	1.87%	2.08%
Net expenses(d)	0.95%	0.95%	0.95%	0.95%	0.95%
Expenses (before waiver/reimbursement)(d)	1.09%	1.16%	1.09%	1.13%	1.32%
Portfolio turnover rate	73%	83%	41%	54%	43%
Net assets at end of year (in 000’s)	$4,514	$2,671	$2,439	$2,111	$1,899

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$7.34	$6.96	$6.83	$7.38	$6.42
Net investment income (loss)(a)	0.15	0.13	0.14	0.11	0.12
Net realized and unrealized gain (loss)	0.97	0.41	0.10	(0.58)	0.84
Total from investment operations	1.12	0.54	0.24	(0.47)	0.96
Less distributions:
From net investment income	(0.15)	(0.16)	(0.11)	(0.08)	—
Net asset value at end of year	$8.31	$7.34	$6.96	$6.83	$7.38
Total investment return(b)	15.31%	7.59%	3.80%	(6.22)%	14.95	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.86%	1.84%	2.08%	1.60%	1.79%
Net expenses(d)	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses (before waiver/reimbursement)(d)	1.34%	1.40%	1.34%	1.38%	1.60%
Portfolio turnover rate	73%	83%	41%	54%	43%
Net assets at end of year (in 000's)	$35,604	$30,346	$32,310	$31,780	$24,941

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLIM VP Conservative Allocation Portfolio (formerly NYLI VP Conservative Allocation Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Initial Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$10.42	$9.94	$9.64	$12.91	$12.44
Net investment income (loss)(a)	0.40	0.41	0.31	0.26	0.27
Net realized and unrealized gain (loss)	0.58	0.24	0.63	(1.89)	0.61
Total from investment operations	0.98	0.65	0.94	(1.63)	0.88
Less distributions:
From net investment income	(0.48)	(0.17)	(0.30)	(0.53)	(0.25)
From net realized gain on investments	—	—	(0.34)	(1.11)	(0.16)
Total distributions	(0.48)	(0.17)	(0.64)	(1.64)	(0.41)
Net asset value at end of year	$10.92	$10.42	$9.94	$9.64	$12.91
Total investment return(b)	9.56%	6.51%	10.29%	(12.05)%	7.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.74%	3.95%	3.12%	2.31%	2.12%
Net expenses(c)	0.05%	0.03%	0.03%	0.03%	0.03%
Portfolio turnover rate	21%	50%	18%	26%	25%
Net assets at end of year (in 000’s)	$14,086	$13,810	$13,959	$13,487	$17,168

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$10.29	$9.82	$9.52	$12.77	$12.30
Net investment income (loss)(a)	0.36	0.37	0.27	0.23	0.23
Net realized and unrealized gain (loss)	0.59	0.24	0.64	(1.88)	0.61
Total from investment operations	0.95	0.61	0.91	(1.65)	0.84
Less distributions:
From net investment income	(0.45)	(0.14)	(0.27)	(0.49)	(0.21)
From net realized gain on investments	—	—	(0.34)	(1.11)	(0.16)
Total distributions	(0.45)	(0.14)	(0.61)	(1.60)	(0.37)
Net asset value at end of year	$10.79	$10.29	$9.82	$9.52	$12.77
Total investment return(b)	9.29%	6.25%	10.02%	(12.27)%	6.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.43%	3.62%	2.80%	2.03%	1.83%
Net expenses(c)	0.30%	0.28%	0.28%	0.28%	0.28%
Portfolio turnover rate	21%	50%	18%	26%	25%
Net assets at end of year (in 000's)	$337,166	$378,555	$439,516	$496,304	$670,879

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLIM VP Dimensional U.S. Equity Portfolio (formerly NYLI VP Dimensional U.S. Equity Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Initial Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$32.33	$26.30	$21.32	$34.39	$28.28
Net investment income (loss)(a)	0.24	0.19	0.21	0.25	0.21
Net realized and unrealized gain (loss)	4.24	6.09	5.00	(7.58)	7.77
Total from investment operations	4.48	6.28	5.21	(7.33)	7.98
Less distributions:
From net investment income	(0.23)	(0.25)	(0.23)	(0.19)	(0.29)
From net realized gain on investments	(7.39)	—	—	(5.55)	(1.58)
Total distributions	(7.62)	(0.25)	(0.23)	(5.74)	(1.87)
Net asset value at end of year	$29.19	$32.33	$26.30	$21.32	$34.39
Total investment return(b)	13.75%	23.86%	24.58%	(20.68)%	28.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.75%	0.64%	0.90%	0.90%	0.65%
Net expenses(c)	0.54%	0.55%	0.56%	0.57%	0.58%
Portfolio turnover rate	13%	21%	28%	21%	26%
Net assets at end of year (in 000’s)	$780,562	$745,356	$670,328	$607,323	$732,245

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$31.70	$25.80	$20.91	$33.85	$27.87
Net investment income (loss)(a)	0.16	0.12	0.15	0.18	0.13
Net realized and unrealized gain (loss)	4.15	5.96	4.91	(7.46)	7.65
Total from investment operations	4.31	6.08	5.06	(7.28)	7.78
Less distributions:
From net investment income	(0.14)	(0.18)	(0.17)	(0.11)	(0.22)
From net realized gain on investments	(7.39)	—	—	(5.55)	(1.58)
Total distributions	(7.53)	(0.18)	(0.17)	(5.66)	(1.80)
Net asset value at end of year	$28.48	$31.70	$25.80	$20.91	$33.85
Total investment return(b)	13.46%	23.56%	24.27%	(20.87)%	28.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.51%	0.39%	0.66%	0.65%	0.40%
Net expenses(c)	0.79%	0.80%	0.81%	0.82%	0.83%
Portfolio turnover rate	13%	21%	28%	21%	26%
Net assets at end of year (in 000's)	$238,092	$251,266	$245,619	$226,405	$306,191

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLIM VP Epoch U.S. Equity Yield Portfolio (formerly NYLI VP Epoch U.S. Equity Yield Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Initial Class	2025		2024	2023	2022	2021
Net asset value at beginning of year	$18.03		$16.58	$16.85	$18.15	$15.13
Net investment income (loss)(a)	0.39		0.39	0.41	0.37	0.34
Net realized and unrealized gain (loss)	2.13		2.71	0.91	(0.90)	3.09
Total from investment operations	2.52		3.10	1.32	(0.53)	3.43
Less distributions:
From net investment income	(0.47)		(0.52)	(0.47)	(0.37)	(0.41)
From net realized gain on investments	(2.25)		(1.13)	(1.12)	(0.40)	—
Total distributions	(2.72)		(1.65)	(1.59)	(0.77)	(0.41)
Net asset value at end of year	$17.83		$18.03	$16.58	$16.85	$18.15
Total investment return(b)	14.24%		18.54%	8.69%	(2.50)%	22.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.12%		2.13%	2.45%	2.13%	2.02%
Net expenses(c)	0.68	%(d)	0.68%	0.68%	0.68%	0.68%
Expenses (before waiver/reimbursement)(c)	0.73	%(d)	0.72%	0.72%	0.71%	0.72%
Portfolio turnover rate	23%		15%	19%	19%	20%
Net assets at end of year (in 000’s)	$505,907		$527,574	$516,354	$539,762	$640,585

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note )

	Year Ended December 31,
Service Class	2025		2024	2023	2022	2021
Net asset value at beginning of year	$17.69		$16.29	$16.57	$17.86	$14.90
Net investment income (loss)(a)	0.34		0.34	0.36	0.32	0.29
Net realized and unrealized gain (loss)	2.08		2.67	0.90	(0.88)	3.05
Total from investment operations	2.42		3.01	1.26	(0.56)	3.34
Less distributions:
From net investment income	(0.42)		(0.48)	(0.42)	(0.33)	(0.38)
From net realized gain on investments	(2.25)		(1.13)	(1.12)	(0.40)	—
Total distributions	(2.67)		(1.61)	(1.54)	(0.73)	(0.38)
Net asset value at end of year	$17.44		$17.69	$16.29	$16.57	$17.86
Total investment return(b)	13.96%		18.24%	8.42%	(2.74)%	22.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.86%		1.88%	2.20%	1.89%	1.77%
Net expenses(c)	0.93	%(d)	0.93%	0.93%	0.93%	0.93%
Expenses (before waiver/reimbursement)(c)	0.98	%(d)	0.97%	0.97%	0.96%	0.97%
Portfolio turnover rate	23%		15%	19%	19%	20%
Net assets at end of year (in 000's)	$394,905		$385,762	$387,508	$410,085	$461,880

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note )

Financial Highlights

NYLIM VP Equity Allocation Portfolio (formerly NYLI VP Equity Allocation Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Initial Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$10.49	$9.37	$9.43	$14.39	$12.62
Net investment income (loss)(a)	0.12	0.12	0.13	0.13	0.18
Net realized and unrealized gain (loss)	1.34	1.00	1.34	(2.83)	2.33
Total from investment operations	1.46	1.12	1.47	(2.70)	2.51
Less distributions:
From net investment income	(0.13)	—	(0.55)	(0.40)	(0.27)
From net realized gain on investments	—	—	(0.98)	(1.86)	(0.47)
Total distributions	(0.13)	—	(1.53)	(2.26)	(0.74)
Net asset value at end of year	$11.82	$10.49	$9.37	$9.43	$14.39
Total investment return(b)	13.98%	11.87%	17.40%	(17.64)%	20.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.11%	1.19%	1.38%	1.14%	1.26%
Net expenses(c)	0.04%	0.03%	0.02%	0.02%	0.02%
Portfolio turnover rate	19%	17%	22%	23%	22%
Net assets at end of year (in 000’s)	$109,891	$100,930	$98,051	$86,162	$107,062

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$10.29	$9.22	$9.30	$14.21	$12.47
Net investment income (loss)(a)	0.09	0.09	0.10	0.10	0.13
Net realized and unrealized gain (loss)	1.32	0.98	1.32	(2.79)	2.32
Total from investment operations	1.41	1.07	1.42	(2.69)	2.45
Less distributions:
From net investment income	(0.09)	—	(0.52)	(0.36)	(0.24)
From net realized gain on investments	—	—	(0.98)	(1.86)	(0.47)
Total distributions	(0.09)	—	(1.50)	(2.22)	(0.71)
Net asset value at end of year	$11.61	$10.29	$9.22	$9.30	$14.21
Total investment return(b)	13.69%	11.59%	17.10%	(17.85)%	19.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.81%	0.90%	1.09%	0.86%	0.97%
Net expenses(c)	0.29%	0.28%	0.27%	0.27%	0.27%
Portfolio turnover rate	19%	17%	22%	23%	22%
Net assets at end of year (in 000's)	$601,623	$664,771	$758,895	$775,646	$1,058,752

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLIM VP Fidelity Institutional AM® Utilities Portfolio (formerly NYLI VP Fidelity Institutional AM® Utilities Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Initial Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$12.56	$10.72	$13.20	$13.58	$12.35
Net investment income (loss)(a)	0.24	0.28	0.27	0.20	0.31
Net realized and unrealized gain (loss)	1.60	2.82	(0.69)	0.43	1.73
Total from investment operations	1.84	3.10	(0.42)	0.63	2.04
Less distributions:
From net investment income	(0.35)	(0.32)	(0.26)	(0.30)	(0.28)
From net realized gain on investments	(1.76)	(0.94)	(1.80)	(0.71)	(0.53)
Total distributions	(2.11)	(1.26)	(2.06)	(1.01)	(0.81)
Net asset value at end of year	$12.29	$12.56	$10.72	$13.20	$13.58
Total investment return(b)	13.79%	28.94%	(1.46)%	5.57%	17.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.86%	2.33%	2.23%	1.46%	2.41%
Net expenses(c)	0.68%	0.68%	0.67%	0.66%	0.66%
Portfolio turnover rate	99%	79%	71%	53%	34%
Net assets at end of year (in 000’s)	$141,015	$182,897	$222,112	$202,092	$215,594

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$12.50	$10.67	$13.14	$13.51	$12.29
Net investment income (loss)(a)	0.21	0.25	0.24	0.17	0.27
Net realized and unrealized gain (loss)	1.58	2.81	(0.69)	0.43	1.72
Total from investment operations	1.79	3.06	(0.45)	0.60	1.99
Less distributions:
From net investment income	(0.31)	(0.29)	(0.22)	(0.26)	(0.24)
From net realized gain on investments	(1.76)	(0.94)	(1.80)	(0.71)	(0.53)
Total distributions	(2.07)	(1.23)	(2.02)	(0.97)	(0.77)
Net asset value at end of year	$12.22	$12.50	$10.67	$13.14	$13.51
Total investment return(b)	13.50%	28.62%	(1.71)%	5.31%	16.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.60%	2.06%	1.95%	1.22%	2.14%
Net expenses(c)	0.93%	0.93%	0.92%	0.91%	0.91%
Portfolio turnover rate	99%	79%	71%	53%	34%
Net assets at end of year (in 000's)	$707,179	$730,481	$723,185	$855,034	$978,694

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLIM VP Floating Rate Portfolio (formerly NYLI VP Floating Rate Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Initial Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$8.56	$8.59	$8.34	$8.86	$8.81
Net investment income (loss)(a)	0.60	0.69	0.70	0.41	0.28
Net realized and unrealized gain (loss)	(0.17)	(0.03)	0.25	(0.52)	0.05
Total from investment operations	0.43	0.66	0.95	(0.11)	0.33
Less distributions:
From net investment income	(0.60)	(0.69)	(0.70)	(0.41)	(0.28)
Net asset value at end of year	$8.39	$8.56	$8.59	$8.34	$8.86
Total investment return(b)	5.13%	8.09%	11.86%	(1.25)%	3.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	7.09%	8.10%	8.30%	4.80%	3.23%
Net expenses(c)	0.64%	0.64%	0.64%	0.64%	0.64%
Portfolio turnover rate	30%	28%	20%	14%	29%
Net assets at end of year (in 000’s)	$556,669	$428,694	$225,592	$275,041	$299,907

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$8.57	$8.59	$8.34	$8.87	$8.82
Net investment income (loss)(a)	0.58	0.68	0.69	0.39	0.26
Net realized and unrealized gain (loss)	(0.17)	(0.03)	0.24	(0.53)	0.05
Total from investment operations	0.41	0.65	0.93	(0.14)	0.31
Less distributions:
From net investment income	(0.58)	(0.67)	(0.68)	(0.39)	(0.26)
Net asset value at end of year	$8.40	$8.57	$8.59	$8.34	$8.87
Total investment return(b)	4.86%	7.82%	11.58%	(1.49)%	3.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.86%	7.93%	8.08%	4.59%	2.96%
Net expenses(c)	0.89%	0.89%	0.89%	0.89%	0.89%
Portfolio turnover rate	30%	28%	20%	14%	29%
Net assets at end of year (in 000's)	$628,538	$670,392	$637,785	$562,357	$533,782

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLIM VP Growth Allocation Portfolio (formerly NYLI VP Growth Allocation Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Initial Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$10.69	$9.76	$9.50	$13.62	$12.19
Net investment income (loss)(a)	0.22	0.27	0.22	0.18	0.20
Net realized and unrealized gain (loss)	1.11	0.75	1.14	(2.28)	1.72
Total from investment operations	1.33	1.02	1.36	(2.10)	1.92
Less distributions:
From net investment income	(0.33)	(0.09)	(0.41)	(0.42)	(0.33)
From net realized gain on investments	(0.14)	—	(0.69)	(1.60)	(0.16)
Total distributions	(0.47)	(0.09)	(1.10)	(2.02)	(0.49)
Net asset value at end of year	$11.55	$10.69	$9.76	$9.50	$13.62
Total investment return(b)	12.52%	10.39%	15.49%	(14.43)%	16.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.99%	2.62%	2.25%	1.55%	1.53%
Net expenses(c)	0.04%	0.02%	0.02%	0.02%	0.02%
Portfolio turnover rate	22%	22%	24%	32%	24%
Net assets at end of year (in 000’s)	$103,573	$97,038	$95,510	$88,026	$108,059

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$10.55	$9.63	$9.38	$13.46	$12.05
Net investment income (loss)(a)	0.18	0.24	0.19	0.14	0.16
Net realized and unrealized gain (loss)	1.10	0.74	1.13	(2.24)	1.71
Total from investment operations	1.28	0.98	1.32	(2.10)	1.87
Less distributions:
From net investment income	(0.30)	(0.06)	(0.38)	(0.38)	(0.30)
From net realized gain on investments	(0.14)	—	(0.69)	(1.60)	(0.16)
Total distributions	(0.44)	(0.06)	(1.07)	(1.98)	(0.46)
Net asset value at end of year	$11.39	$10.55	$9.63	$9.38	$13.46
Total investment return(b)	12.24%	10.12%	15.20%	(14.64)%	15.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.69%	2.31%	1.95%	1.26%	1.24%
Net expenses(c)	0.29%	0.27%	0.27%	0.27%	0.27%
Portfolio turnover rate	22%	22%	24%	32%	24%
Net assets at end of year (in 000's)	$888,573	$982,056	$1,129,421	$1,199,347	$1,655,050

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLIM VP Hedge Multi-Strategy Portfolio (formerly NYLI VP Hedge Multi-Strategy Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Initial Class	2025	2024	2023		2022	2021
Net asset value at beginning of year	$8.95	$8.43	$8.04		$8.97	$9.02
Net investment income (loss)(a)	0.28	0.28	0.34		0.18	0.09
Net realized and unrealized gain (loss)	0.45	0.26	0.49		(0.94)	(0.14)
Total from investment operations	0.73	0.54	0.83		(0.76)	(0.05)
Less distributions:
From net investment income	(0.25)	(0.02)	(0.44)		(0.17)	—
Net asset value at end of year	$9.43	$8.95	$8.43		$8.04	$8.97
Total investment return(b)	8.05%	6.54%	10.26%		(8.48)%	(0.55	)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.05%	3.18%	4.02	%(d)	2.12%	0.97%
Net expenses(e)	0.70%	0.70%	0.67	%(f)	0.70%	0.70%
Expenses (before waiver/reimbursement)(e)	0.82%	0.81%	0.80%		0.81%	0.83%
Portfolio turnover rate	75%	81%	107%		139%	126%
Net assets at end of year (in 000’s)	$14,097	$13,226	$11,880		$12,070	$13,499

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 3.99%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.70%.

	Year Ended December 31,
Service Class	2025	2024	2023		2022	2021
Net asset value at beginning of year	$8.95	$8.42	$8.01		$8.94	$9.01
Net investment income (loss)(a)	0.25	0.25	0.31		0.15	0.06
Net realized and unrealized gain (loss)	0.44	0.28	0.49		(0.94)	(0.13)
Total from investment operations	0.69	0.53	0.80		(0.79)	(0.07)
Less distributions:
From net investment income	(0.22)	(0.00)‡	(0.39)		(0.14)	—
Net asset value at end of year	$9.42	$8.95	$8.42		$8.01	$8.94
Total investment return(b)	7.78%	6.27%	9.98%		(8.70)%	(0.78	)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.72%	2.89%	3.76	%(d)	1.82%	0.65%
Net expenses(e)	0.95%	0.95%	0.92	%(f)	0.95%	0.95%
Expenses (before waiver/reimbursement)(e)	1.07%	1.06%	1.05%		1.06%	1.09%
Portfolio turnover rate	75%	81%	107%		139%	126%
Net assets at end of year (in 000's)	$189,039	$221,408	$250,290		$274,005	$360,262

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 3.73%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.95%.

Financial Highlights

NYLIM VP Income Builder Portfolio (formerly NYLI VP Income Builder Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Initial Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$15.77	$14.57	$13.69	$18.23	$17.37
Net investment income (loss)(a)	0.56	0.52	0.46	0.42	0.42
Net realized and unrealized gain (loss)	2.09	1.17	0.88	(3.02)	1.37
Total from investment operations	2.65	1.69	1.34	(2.60)	1.79
Less distributions:
From net investment income	(0.46)	(0.39)	(0.38)	(0.26)	(0.39)
From net realized gain on investments	—	—	—	(1.51)	(0.54)
Return of capital	—	(0.10)	(0.08)	(0.17)	—
Total distributions	(0.46)	(0.49)	(0.46)	(1.94)	(0.93)
Net asset value at end of year	$17.96	$15.77	$14.57	$13.69	$18.23
Total investment return(b)	16.99%	11.65%	10.05%	(13.52)%	10.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.30%	3.38%	3.32%	2.70%	2.31%
Net expenses(c)	0.63%	0.62%	0.62%	0.62%	0.61%
Portfolio turnover rate	48%	47%	56%	58%	67	%(d)
Net assets at end of year (in 000’s)	$149,886	$144,050	$144,150	$158,020	$198,243

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate not including mortgage dollar rolls was 67% for the year ended December 31, 2021.

	Year Ended December 31,
Service Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$15.60	$14.41	$13.54	$18.06	$17.22
Net investment income (loss)(a)	0.51	0.48	0.42	0.38	0.37
Net realized and unrealized gain (loss)	2.06	1.16	0.88	(3.00)	1.36
Total from investment operations	2.57	1.64	1.30	(2.62)	1.73
Less distributions:
From net investment income	(0.42)	(0.36)	(0.36)	(0.22)	(0.35)
From net realized gain on investments	—	—	—	(1.51)	(0.54)
Return of capital	—	(0.09)	(0.07)	(0.17)	—
Total distributions	(0.42)	(0.45)	(0.43)	(1.90)	(0.89)
Net asset value at end of year	$17.75	$15.60	$14.41	$13.54	$18.06
Total investment return(b)	16.70%	11.37%	9.78%	(13.73)%	10.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.05%	3.13%	3.07%	2.45%	2.06%
Net expenses(c)	0.88%	0.87%	0.87%	0.87%	0.86%
Portfolio turnover rate	48%	47%	56%	58%	67	%(d)
Net assets at end of year (in 000's)	$406,010	$368,959	$375,552	$386,030	$500,812

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate not including mortgage dollar rolls was 67% for the year ended December 31, 2021.

Financial Highlights

NYLIM VP Janus Henderson Balanced Portfolio (formerly NYLI VP Janus Henderson Balanced Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Initial Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$16.09	$14.16	$12.95	$17.04	$15.21
Net investment income (loss)(a)	0.33	0.32	0.30	0.21	0.17
Net realized and unrealized gain (loss)	2.07	1.91	1.65	(3.06)	2.42
Total from investment operations	2.40	2.23	1.95	(2.85)	2.59
Less distributions:
From net investment income	(0.32)	(0.30)	(0.20)	(0.17)	(0.22)
From net realized gain on investments	(0.82)	—	(0.54)	(1.07)	(0.54)
Total distributions	(1.14)	(0.30)	(0.74)	(1.24)	(0.76)
Net asset value at end of year	$17.35	$16.09	$14.16	$12.95	$17.04
Total investment return(b)	15.05%	15.72%	15.52%	(16.39)%	17.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.93%	2.10%	2.18%	1.43%	1.03%
Net expenses(c)	0.58%	0.57%	0.57%	0.57%	0.57%
Portfolio turnover rate	103%	122%	143%	197%	103	%(d)
Net assets at end of year (in 000’s)	$397,855	$377,172	$362,920	$348,495	$453,022

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate not including mortgage dollar rolls was 60% for the year ended December 31, 2021.

	Year Ended December 31,
Service Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$15.94	$14.04	$12.84	$16.90	$15.10
Net investment income (loss)(a)	0.28	0.28	0.26	0.17	0.12
Net realized and unrealized gain (loss)	2.05	1.88	1.65	(3.03)	2.41
Total from investment operations	2.33	2.16	1.91	(2.86)	2.53
Less distributions:
From net investment income	(0.28)	(0.26)	(0.17)	(0.13)	(0.19)
From net realized gain on investments	(0.82)	—	(0.54)	(1.07)	(0.54)
Total distributions	(1.10)	(0.26)	(0.71)	(1.20)	(0.73)
Net asset value at end of year	$17.17	$15.94	$14.04	$12.84	$16.90
Total investment return(b)	14.76%	15.43%	15.23%	(16.60)%	17.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.68%	1.85%	1.93%	1.18%	0.77%
Net expenses(c)	0.83%	0.82%	0.82%	0.82%	0.82%
Portfolio turnover rate	103%	122%	143%	197%	103	%(d)
Net assets at end of year (in 000's)	$1,618,053	$1,378,850	$1,169,910	$1,021,306	$1,253,044

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate not including mortgage dollar rolls was 60% for the year ended December 31, 2021.

Financial Highlights

NYLIM VP MacKay Convertible Portfolio (formerly NYLI VP MacKay Convertible Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Initial Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$15.32	$14.84	$13.93	$18.68	$18.17
Net investment income (loss)(a)	0.24	0.22	0.19	0.13	0.10
Net realized and unrealized gain (loss)	2.21	1.03	1.03	(2.49)	1.56
Total from investment operations	2.45	1.25	1.22	(2.36)	1.66
Less distributions:
From net investment income	(0.57)	(0.53)	(0.31)	(0.55)	(0.22)
From net realized gain on investments	—	(0.24)	—	(1.84)	(0.93)
Total distributions	(0.57)	(0.77)	(0.31)	(2.39)	(1.15)
Net asset value at end of year	$17.20	$15.32	$14.84	$13.93	$18.68
Total investment return(b)	16.40%	8.64%	8.85%	(12.67)%	9.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.52%	1.46%	1.37%	0.82%	0.51%
Net expenses(c)	0.59%	0.57%	0.57%	0.57%	0.56%
Portfolio turnover rate	43%	34%	38%	14%	41%
Net assets at end of year (in 000’s)	$381,057	$676,636	$833,553	$782,970	$946,696

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$15.12	$14.66	$13.76	$18.48	$17.99
Net investment income (loss)(a)	0.20	0.18	0.16	0.09	0.05
Net realized and unrealized gain (loss)	2.17	1.02	1.01	(2.46)	1.54
Total from investment operations	2.37	1.20	1.17	(2.37)	1.59
Less distributions:
From net investment income	(0.53)	(0.50)	(0.27)	(0.51)	(0.17)
From net realized gain on investments	—	(0.24)	—	(1.84)	(0.93)
Total distributions	(0.53)	(0.74)	(0.27)	(2.35)	(1.10)
Net asset value at end of year	$16.96	$15.12	$14.66	$13.76	$18.48
Total investment return(b)	16.11%	8.37%	8.58%	(12.89)%	8.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.25%	1.21%	1.12%	0.57%	0.25%
Net expenses(c)	0.84%	0.82%	0.82%	0.82%	0.81%
Portfolio turnover rate	43%	34%	38%	14%	41%
Net assets at end of year (in 000's)	$982,806	$923,140	$905,663	$872,109	$1,129,151

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLIM VP MacKay Convertible Portfolio (formerly NYLI VP MacKay Convertible Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Service Class 2	2025	2024	2023	2022	2021
Net asset value at beginning of yearyear	$15.13	$14.66	$13.76	$18.48	$18.00
Net investment income (loss)(a)	0.18	0.16	0.14	0.08	0.03
Net realized and unrealized gain (loss)	2.17	1.03	1.02	(2.47)	1.53
Total from investment operations	2.35	1.19	1.16	(2.39)	1.56
Less distributions:
From net investment income	(0.51)	(0.48)	(0.26)	(0.49)	(0.15)
From net realized gain on investments	—	(0.24)	—	(1.84)	(0.93)
Total distributions	(0.51)	(0.72)	(0.26)	(2.33)	(1.08)
Net asset value at end of yearyear	$16.97	$15.13	$14.66	$13.76	$18.48
Total investment return(b)	15.99%	8.26%	8.47%	(12.97)%	8.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.15%	1.11%	1.02%	0.47%	0.16%
Net expenses(c)	0.94%	0.92%	0.92%	0.92%	0.91%
Portfolio turnover rate	43%	34%	38%	14%	41%
Net assets at end of yearyear (in 000's)	$5,707	$6,004	$7,900	$6,774	$9,275

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLIM VP MacKay High Yield Corporate Bond Portfolio (formerly NYLI VP MacKay High Yield Corporate Bond Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Initial Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$9.16	$9.08	$8.62	$9.94	$9.89
Net investment income (loss)(a)	0.59	0.57	0.54	0.47	0.47
Net realized and unrealized gain (loss)	0.03	0.07	0.45	(1.29)	0.08
Total from investment operations	0.62	0.64	0.99	(0.82)	0.55
Less distributions:
From net investment income	(0.55)	(0.56)	(0.53)	(0.50)	(0.50)
Net asset value at end of year	$9.23	$9.16	$9.08	$8.62	$9.94
Total investment return(b)	6.87%	7.12%	11.87%	(8.06)%	5.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.32%	6.18%	6.03%	5.15%	4.66%
Net expenses	0.59%	0.58%	0.58%	0.58%	0.58%
Portfolio turnover rate	30%	29%	18%	12%	35%
Net assets at end of year (in 000’s)	$654,892	$409,142	$404,006	$444,733	$592,890

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.

	Year Ended December 31,
Service Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$8.98	$8.91	$8.47	$9.77	$9.74
Net investment income (loss)(a)	0.56	0.54	0.51	0.44	0.44
Net realized and unrealized gain (loss)	0.02	0.07	0.44	(1.26)	0.06
Total from investment operations	0.58	0.61	0.95	(0.82)	0.50
Less distributions:
From net investment income	(0.52)	(0.54)	(0.51)	(0.48)	(0.47)
Net asset value at end of year	$9.04	$8.98	$8.91	$8.47	$9.77
Total investment return(b)	6.60%	6.85%	11.59%	(8.29)%	5.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.08%	5.93%	5.80%	4.91%	4.43%
Net expenses	0.84%	0.83%	0.83%	0.83%	0.83%
Portfolio turnover rate	30%	29%	18%	12%	35%
Net assets at end of year (in 000's)	$2,273,792	$2,288,213	$2,233,274	$2,209,821	$2,778,783

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.

Financial Highlights

NYLIM VP MacKay Strategic Bond Portfolio (formerly NYLI VP MacKay Strategic Bond Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Initial Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$9.66	$9.55	$9.11	$10.19	$10.25
Net investment income (loss)(a)	0.57	0.55	0.45	0.34	0.29
Net realized and unrealized gain (loss)	0.27	0.12	0.46	(1.08)	(0.10)
Total from investment operations	0.84	0.67	0.91	(0.74)	0.19
Less distributions:
From net investment income	(0.59)	(0.56)	(0.47)	(0.34)	(0.25)
Return of capital	(0.01)	—	—	(0.00)‡	—
Total distributions	(0.60)	(0.56)	(0.47)	(0.34)	(0.25)
Net asset value at end of year	$9.90	$9.66	$9.55	$9.11	$10.19
Total investment return(b)	8.87%	7.15%	10.19%	(7.24)%	1.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.75%	5.63%	4.86%	3.54%	2.80%
Net expenses(c)	0.65%	0.63%	0.62%	0.62%	0.62	%(d)
Portfolio turnover rate	96%	104%	70%	60%	62%
Net assets at end of year (in 000’s)	$29,478	$28,319	$26,163	$21,924	$24,820

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

	Year Ended	Net Expenses (excluding short sales expenses	)	Short Sales Expenses
	December 31, 2021	0.61%		0.01%

Financial Highlights

NYLIM VP MacKay Strategic Bond Portfolio (formerly NYLI VP MacKay Strategic Bond Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Service Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$9.63	$9.52	$9.08	$10.16	$10.21
Net investment income (loss)(a)	0.54	0.52	0.43	0.31	0.26
Net realized and unrealized gain (loss)	0.27	0.13	0.45	(1.07)	(0.08)
Total from investment operations	0.81	0.65	0.88	(0.76)	0.18
Less distributions:
From net investment income	(0.56)	(0.54)	(0.44)	(0.32)	(0.23)
Return of capital	(0.01)	—	—	(0.00)‡	—
Total distributions	(0.57)	(0.54)	(0.44)	(0.32)	(0.23)
Net asset value at end of year	$9.87	$9.63	$9.52	$9.08	$10.16
Total investment return(b)	8.60%	6.88%	9.92%	(7.47)%	1.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.50%	5.37%	4.60%	3.26%	2.53%
Net expenses(c)	0.90%	0.88%	0.87%	0.87%	0.87	%(d)
Portfolio turnover rate	96%	104%	70%	60%	62%
Net assets at end of year (in 000's)	$518,113	$581,582	$650,260	$701,271	$932,562

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

	Year Ended	Net Expenses (excluding short sales expenses	)	Short Sales Expenses
	December 31, 2021	0.86%		0.01%

Financial Highlights

NYLIM VP MacKay U.S. Infrastructure Bond Portfolio (formerly NYLI VP MacKay U.S. Infrastructure Bond Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Initial Class	2025	2024	2023	2022		2021
Net asset value at beginning of year	$9.58	$9.67	$9.45	$10.87		$11.21
Net investment income (loss)(a)	0.44	0.37	0.22	0.20		0.13
Net realized and unrealized gain (loss)	0.37	(0.27)	0.23	(1.43)		(0.30)
Total from investment operations	0.81	0.10	0.45	(1.23)		(0.17)
Less distributions:
From net investment income	(0.35)	(0.19)	(0.23)	(0.19)		(0.17)
Net asset value at end of year	$10.04	$9.58	$9.67	$9.45		$10.87
Total investment return(b)	8.44%	1.03%	5.00%	(11.29)%		(1.50)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.43%	3.82%	2.30%	1.92%		1.15%
Net expenses(c)	0.57%	0.57%	0.56%	0.56%		0.55%
Portfolio turnover rate	85%	41%	7%	17	%(d)	69	%(d)
Net assets at end of year (in 000’s)	$78,296	$82,072	$32,615	$34,601		$83,838

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 13% and 37% for the years ended December 31, 2022 and 2021, respectively.

	Year Ended December 31,
Service Class	2025	2024	2023	2022		2021
Net asset value at beginning of year	$9.50	$9.59	$9.37	$10.77		$11.10
Net investment income (loss)(a)	0.41	0.32	0.19	0.17		0.10
Net realized and unrealized gain (loss)	0.37	(0.24)	0.23	(1.41)		(0.29)
Total from investment operations	0.78	0.08	0.42	(1.24)		(0.19)
Less distributions:
From net investment income	(0.32)	(0.17)	(0.20)	(0.16)		(0.14)
Net asset value at end of year	$9.96	$9.50	$9.59	$9.37		$10.77
Total investment return(b)	8.17%	0.78%	4.74%	(11.51)%		(1.74)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.18%	3.38%	2.05%	1.72%		0.94%
Net expenses(c)	0.82%	0.82%	0.81%	0.81%		0.80%
Portfolio turnover rate	85%	41%	7%	17	%(d)	69	%(d)
Net assets at end of year (in 000's)	$152,934	$159,141	$169,182	$180,093		$239,053

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 13% and 37% for the years ended December 31, 2022 and 2021, respectively.

Financial Highlights

NYLIM VP MFS® Investors Trust Portfolio (formerly NYLI VP MFS® Investors Trust Portfolio)

(Selected per share data and ratios)

February 10, 2025^ through December 31,
Initial Class	2025
Net asset value at beginning of period	$10.00
Net investment income (loss)(a)	0.05
Net realized and unrealized gain (loss)	1.01
Total from investment operations	1.06
Net asset value at end of period	$11.06
Total investment return(b)	10.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.50%
Net expenses††(c)	0.75%
Portfolio turnover rate	30%
Net assets at end of period (in 000’s)	$178,163

^	Commencement of Operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

February 10, 2025^ through December 31,
Service Class	2025
Net asset value at beginning of period	$10.00
Net investment income (loss)(a)	0.03
Net realized and unrealized gain (loss)	1.00
Total from investment operations	1.03
Net asset value at end of period	$11.03
Total investment return(b)	10.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.29%
Net expenses††(c)	1.00%
Portfolio turnover rate	30%
Net assets at end of period (in 000's)	$284,872

^	Commencement of Operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLIM VP MFS® Research Portfolio (formerly NYLI VP MFS® Research Portfolio)

(Selected per share data and ratios)

February 10, 2025^ through December 31,
Initial Class	2025
Net asset value at beginning of period	$10.00
Net investment income (loss)(a)	0.04
Net realized and unrealized gain (loss)	0.90
Total from investment operations	0.94
Net asset value at end of period	$10.94
Total investment return(b)	9.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.45%
Net expenses††(c)	0.76%
Portfolio turnover rate	43%
Net assets at end of period (in 000’s)	$134,030

^	Commencement of Operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

February 10, 2025^ through December 31,
Service Class	2025
Net asset value at beginning of period	$10.00
Net investment income (loss)(a)	0.02
Net realized and unrealized gain (loss)	0.90
Total from investment operations	0.92
Net asset value at end of period	$10.92
Total investment return(b)	9.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.22%
Net expenses††(c)	1.01%
Portfolio turnover rate	43%
Net assets at end of period (in 000's)	$207,690

^	Commencement of Operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLIM VP Moderate Allocation Portfolio (formerly NYLI VP Moderate Allocation Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Initial Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$10.32	$9.59	$9.22	$12.84	$11.99
Net investment income (loss)(a)	0.30	0.31	0.25	0.21	0.23
Net realized and unrealized gain (loss)	0.86	0.53	0.88	(2.06)	1.11
Total from investment operations	1.16	0.84	1.13	(1.85)	1.34
Less distributions:
From net investment income	(0.36)	(0.11)	(0.31)	(0.43)	(0.15)
From net realized gain on investments	—	—	(0.45)	(1.34)	(0.34)
Total distributions	(0.36)	(0.11)	(0.76)	(1.77)	(0.49)
Net asset value at end of year	$11.12	$10.32	$9.59	$9.22	$12.84
Total investment return(b)	11.30%	8.73%	13.01%	(13.69)%	11.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.81%	3.02%	2.59%	1.91%	1.81%
Net expenses(c)	0.04%	0.03%	0.02%	0.02%	0.02%
Portfolio turnover rate	24%	36%	23%	31%	27%
Net assets at end of year (in 000’s)	$49,498	$47,946	$46,889	$43,783	$53,604

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$10.21	$9.49	$9.12	$12.72	$11.88
Net investment income (loss)(a)	0.27	0.27	0.22	0.18	0.19
Net realized and unrealized gain (loss)	0.85	0.53	0.88	(2.05)	1.11
Total from investment operations	1.12	0.80	1.10	(1.87)	1.30
Less distributions:
From net investment income	(0.33)	(0.08)	(0.28)	(0.39)	(0.12)
From net realized gain on investments	—	—	(0.45)	(1.34)	(0.34)
Total distributions	(0.33)	(0.08)	(0.73)	(1.73)	(0.46)
Net asset value at end of year	$11.00	$10.21	$9.49	$9.12	$12.72
Total investment return(b)	11.02%	8.46%	12.73%	(13.91)%	11.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.52%	2.72%	2.30%	1.63%	1.51%
Net expenses(c)	0.29%	0.28%	0.27%	0.27%	0.27%
Portfolio turnover rate	24%	36%	23%	31%	27%
Net assets at end of year (in 000's)	$613,404	$659,183	$734,192	$776,017	$1,020,842

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLIM VP Natural Resources Portfolio (formerly NYLI VP Natural Resources Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Initial Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$11.76	$11.97	$12.00	$8.93	$6.55
Net investment income (loss)(a)	0.20	0.15	0.19	0.22	0.12
Net realized and unrealized gain (loss)	1.57	(0.03)	0.04	2.97	2.36
Total from investment operations	1.77	0.12	0.23	3.19	2.48
Less distributions:
From net investment income	(0.19)	(0.33)	(0.26)	(0.12)	(0.10)
Net asset value at end of year	$13.34	$11.76	$11.97	$12.00	$8.93
Total investment return(b)	15.20%	0.74%	1.92%	35.84%	38.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.69%	1.21%	1.62%	1.94%	1.56%
Net expenses(c)	0.85%	0.84%	0.84%	0.83%	0.85%
Portfolio turnover rate	88%	94%	85%	92%	72%
Net assets at end of year (in 000’s)	$305,088	$300,394	$336,679	$396,137	$292,583

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLIM VP Newton Technology Growth Portfolio (formerly NYLI VP Newton Technology Growth Portfolio)

(Selected per share data and ratios)

February 10, 2025^ through December 31,
Initial Class	2025
Net asset value at beginning of period	$10.00
Net investment income (loss)(a)	(0.03)
Net realized and unrealized gain (loss)	2.08
Total from investment operations	2.05
Net asset value at end of period	$12.05
Total investment return(b)	20.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	(0.30)%
Net expenses††(c)	0.78%
Expenses (before waiver/reimbursement)††(c)	0.79%
Portfolio turnover rate	28%
Net assets at end of period (in 000’s)	$363,926

^	Commencement of Operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

February 10, 2025^ through December 31,
Service Class	2025
Net asset value at beginning of period	$10.00
Net investment income (loss)(a)	(0.05)
Net realized and unrealized gain (loss)	2.07
Total from investment operations	2.02
Net asset value at end of period	$12.02
Total investment return(b)	20.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	(0.55)%
Net expenses††(c)	1.03%
Expenses (before waiver/reimbursement)††(c)	1.04%
Portfolio turnover rate	28%
Net assets at end of period (in 000's)	$987,310

^	Commencement of Operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLIM VP PIMCO Real Return Portfolio (formerly NYLI VP PIMCO Real Return Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Initial Class	2025	2024	2023		2022	2021
Net asset value at beginning of year	$7.65	$7.77	$8.23		$9.92	$9.47
Net investment income (loss)(a)	0.34	0.32	0.35		0.68	0.50
Net realized and unrealized gain (loss)	0.29	(0.13)	(0.09)		(1.82)	—
Total from investment operations	0.63	0.19	0.26		(1.14)	0.50
Less distributions:
From net investment income	(0.43)	(0.31)	(0.72)		(0.55)	(0.05)
Net asset value at end of year	$7.85	$7.65	$7.77		$8.23	$9.92
Total investment return(b)	8.16%	2.21%	3.72%		(11.45)%	5.36	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.26%	4.09%	4.31	%(d)	7.42%	5.20%
Net expenses(e)	1.09%	0.82%	0.77	%(f)	0.71%	0.55%
Expenses (before waiver/reimbursement)(e)	1.17%	0.89%	0.84%		0.76%	0.59%
Interest expense and fees	0.56%	0.29%	0.25%		0.18%	0.02%
Portfolio turnover rate	139%	156%	81%		71%	125	%(g)
Net assets at end of year (in 000’s)	$89,751	$85,337	$134,068		$119,313	$139,038

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 4.30%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.78%.
(g)	The portfolio turnover rate not including mortgage dollar rolls was 42% for the year ended December 31, 2021.

	Year Ended December 31,
Service Class	2025	2024	2023		2022	2021
Net asset value at beginning of year	$7.63	$7.75	$8.20		$9.89	$9.44
Net investment income (loss)(a)	0.32	0.30	0.33		0.66	0.44
Net realized and unrealized gain (loss)	0.28	(0.14)	(0.08)		(1.82)	0.04
Total from investment operations	0.60	0.16	0.25		(1.16)	0.48
Less distributions:
From net investment income	(0.40)	(0.28)	(0.70)		(0.53)	(0.03)
Net asset value at end of year	$7.83	$7.63	$7.75		$8.20	$9.89
Total investment return(b)	7.89%	1.95%	3.46%		(11.68)%	5.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.01%	3.78%	4.04	%(c)	7.27%	4.58%
Net expenses(d)	1.34%	1.07%	1.02	%(e)	0.96%	0.80%
Expenses (before waiver/reimbursement)(d)	1.42%	1.14%	1.09%		1.01%	0.84%
Interest expense and fees	0.56%	0.29%	0.25%		0.18%	0.02%
Portfolio turnover rate	139%	156%	81%		71%	125	%(f)
Net assets at end of year (in 000's)	$315,670	$326,516	$346,452		$374,580	$452,844

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 4.03%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.03%.
(f)	The portfolio turnover rate not including mortgage dollar rolls was 42% for the year ended December 31, 2021.

Financial Highlights

NYLIM VP PineStone International Equity Portfolio (formerly NYLI VP PineStone International Equity Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Initial Class	2025	2024	2023		2022	2021
Net asset value at beginning of year	$11.15	$10.73	$10.29		$17.98	$18.43
Net investment income (loss)(a)	0.09	0.09	0.07		0.02	0.07
Net realized and unrealized gain (loss)	1.27	0.40	0.37		(5.06)	2.12
Total from investment operations	1.36	0.49	0.44		(5.04)	2.19
Less distributions:
From net investment income	(0.09)	(0.07)	—		(0.04)	(0.02)
From net realized gain on investments	—	—	—		(2.61)	(2.62)
Total distributions	(0.09)	(0.07)	—		(2.65)	(2.64)
Net asset value at end of year	$12.42	$11.15	$10.73		$10.29	$17.98
Total investment return(b)	12.29%	4.51%	4.28	%(c)	(26.45)%	12.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.76%	0.75%	0.65%		0.12%	0.37%
Net expenses(d)	0.86%	0.85%	0.92%		0.95%	0.93%
Portfolio turnover rate	12%	9%	155%		102%	86%
Net assets at end of year (in 000’s)	$233,911	$226,203	$244,914		$205,666	$266,747

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2025	2024	2023		2022	2021
Net asset value at beginning of year	$10.94	$10.53	$10.12		$17.75	$18.24
Net investment income (loss)(a)	0.06	0.05	0.04		(0.02)	0.02
Net realized and unrealized gain (loss)	1.25	0.40	0.37		(5.00)	2.11
Total from investment operations	1.31	0.45	0.41		(5.02)	2.13
Less distributions:
From net investment income	(0.06)	(0.04)	—		—	—
From net realized gain on investments	—	—	—		(2.61)	(2.62)
Total distributions	(0.06)	(0.04)	—		(2.61)	(2.62)
Net asset value at end of year	$12.19	$10.94	$10.53		$10.12	$17.75
Total investment return(b)	12.01%	4.25%	4.05	%(c)	(26.63)%	11.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.52%	0.46%	0.41%		(0.12)%	0.12%
Net expenses(d)	1.11%	1.10%	1.17%		1.20%	1.18%
Portfolio turnover rate	12%	9%	155%		102%	86%
Net assets at end of year (in 000's)	$210,265	$208,255	$227,035		$235,745	$321,135

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLIM VP Schroders Mid Cap Opportunities Portfolio (formerly NYLI VP Schroders Mid Cap Opportunities Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Initial Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$9.24	$8.43	$7.42	$16.34	$13.96
Net investment income (loss)(a)	0.04	0.03	0.02	0.02	(0.02)
Net realized and unrealized gain (loss)	0.63	0.81	1.00	(3.69)	2.80
Total from investment operations	0.67	0.84	1.02	(3.67)	2.78
Less distributions:
From net investment income	(0.04)	(0.03)	(0.01)	—	(0.10)
From net realized gain on investments	—	—	—	(5.25)	(0.30)
Total distributions	(0.04)	(0.03)	(0.01)	(5.25)	(0.40)
Net asset value at end of year	$9.87	$9.24	$8.43	$7.42	$16.34
Total investment return(b)	7.27%	9.98%	13.69%	(20.52)%	20.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.43%	0.38%	0.31%	0.13%	(0.12)%
Net expenses(c)	0.83%	0.85%	0.86%	0.86%	0.86%
Expenses (before waiver/reimbursement)(c)	0.86%	0.87%	0.88%	0.89%	0.89%
Portfolio turnover rate	59%	60%	60%	49%	54%
Net assets at end of year (in 000’s)	$257,173	$279,532	$272,691	$286,378	$360,437

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2025	2024	2023		2022	2021
Net asset value at beginning of year	$8.86	$8.08	$7.13		$16.00	$13.68
Net investment income (loss)(a)	0.02	0.01	0.01		(0.01)	(0.04)
Net realized and unrealized gain (loss)	0.60	0.78	0.94		(3.61)	2.72
Total from investment operations	0.62	0.79	0.95		(3.62)	2.68
Less distributions:
From net investment income	(0.01)	(0.01)	—		—	(0.06)
From net realized gain on investments	—	—	—		(5.25)	(0.30)
Total distributions	(0.01)	(0.01)	—		(5.25)	(0.36)
Net asset value at end of year	$9.47	$8.86	$8.08		$7.13	$16.00
Total investment return(b)	7.00%	9.70%	13.32	%(c)	(20.71)%	19.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.18%	0.13%	0.07%		(0.13)%	(0.25)%
Net expenses(d)	1.08%	1.10%	1.11%		1.11%	1.11%
Expenses (before waiver/reimbursement)(d)	1.11%	1.12%	1.13%		1.14%	1.14%
Portfolio turnover rate	59%	60%	60%		49%	54%
Net assets at end of year (in 000's)	$391,177	$408,498	$434,787		$426,119	$571,259

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLIM VP S&P 500 Index Portfolio (formerly NYLI VP S&P 500 Index Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Initial Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$105.02	$85.36	$69.69	$89.76	$71.41
Net investment income (loss)(a)	1.30	1.25	1.22	1.12	1.03
Net realized and unrealized gain (loss)	17.28	19.91	16.77	(17.63)	19.19
Total from investment operations	18.58	21.16	17.99	(16.51)	20.22
Less distributions:
From net investment income	(1.19)	(1.18)	(1.10)	(1.12)	(1.01)
From net realized gain on investments	(0.56)	(0.32)	(1.22)	(2.44)	(0.86)
Total distributions	(1.75)	(1.50)	(2.32)	(3.56)	(1.87)
Net asset value at end of year	$121.85	$105.02	$85.36	$69.69	$89.76
Total investment return(b)	17.72%	24.83%	26.14%	(18.19)%	28.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.17%	1.29%	1.57%	1.45%	1.28%
Net expenses(c)	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement)(c)	0.19%	0.19%	0.19%	0.19%	0.18%
Portfolio turnover rate	1%	2%	2%	2%	3%
Net assets at end of year (in 000’s)	$2,202,356	$1,885,141	$1,592,465	$1,271,411	$1,745,640

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$103.85	$84.48	$69.01	$88.87	$70.76
Net investment income (loss)(a)	1.01	1.00	1.02	0.92	0.83
Net realized and unrealized gain (loss)	17.06	19.69	16.59	(17.43)	18.99
Total from investment operations	18.07	20.69	17.61	(16.51)	19.82
Less distributions:
From net investment income	(0.97)	(1.00)	(0.92)	(0.91)	(0.85)
From net realized gain on investments	(0.56)	(0.32)	(1.22)	(2.44)	(0.86)
Total distributions	(1.53)	(1.32)	(2.14)	(3.35)	(1.71)
Net asset value at end of year	$120.39	$103.85	$84.48	$69.01	$88.87
Total investment return(b)	17.43%	24.52%	25.83%	(18.40)%	28.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.92%	1.04%	1.32%	1.21%	1.03%
Net expenses(c)	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement)(c)	0.44%	0.44%	0.44%	0.44%	0.43%
Portfolio turnover rate	1%	2%	2%	2%	3%
Net assets at end of year (in 000's)	$3,576,175	$2,868,002	$2,197,315	$1,731,310	$2,066,943

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLIM VP Small Cap Growth Portfolio (formerly NYLI VP Small Cap Growth Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Initial Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$11.90	$10.78	$9.37	$17.53	$18.16
Net investment income (loss)(a)	(0.03)	(0.03)	(0.01)	(0.05)	(0.11)
Net realized and unrealized gain (loss)	0.60	1.15	1.46	(4.74)	1.98
Total from investment operations	0.57	1.12	1.45	(4.79)	1.87
Less distributions:
From net realized gain on investments	(0.90)	—	(0.04)	(3.37)	(2.50)
Net asset value at end of year	$11.57	$11.90	$10.78	$9.37	$17.53
Total investment return(b)	4.89%	10.41%	15.51%	(26.49)%	10.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.29)%	(0.26)%	(0.11)%	(0.37)%	(0.56)%
Net expenses(c)	0.86%	0.85%	0.84%	0.85%	0.84	%(d)
Portfolio turnover rate	46%	40%	26%	39%	32%
Net assets at end of year (in 000’s)	$270,953	$327,122	$308,540	$320,091	$395,321

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.

	Year Ended December 31,
Service Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$11.23	$10.19	$8.88	$16.91	$17.64
Net investment income (loss)(a)	(0.06)	(0.05)	(0.03)	(0.08)	(0.15)
Net realized and unrealized gain (loss)	0.56	1.09	1.38	(4.58)	1.92
Total from investment operations	0.50	1.04	1.35	(4.66)	1.77
Less distributions:
From net realized gain on investments	(0.90)	—	(0.04)	(3.37)	(2.50)
Net asset value at end of year	$10.83	$11.23	$10.19	$8.88	$16.91
Total investment return(b)	4.63%	10.13%	15.22%	(26.67)%	10.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.54)%	(0.51)%	(0.36)%	(0.63)%	(0.81)%
Net expenses(c)	1.11%	1.10%	1.09%	1.10%	1.09	%(d)
Portfolio turnover rate	46%	40%	26%	39%	32%
Net assets at end of year (in 000's)	$130,825	$136,232	$134,313	$117,075	$173,558

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.

Financial Highlights

NYLIM VP U.S. Government Money Market Portfolio (formerly NYLI VP U.S. Government Money Market Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Initial Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.04	0.05	0.05	0.01	0.00‡
Net realized and unrealized gain (loss) on investments	0.00‡	0.00‡	0.00‡	0.00‡	0.00‡
Total from investment operations	0.04	0.05	0.05	0.01	0.00‡
Less distributions:
From net investment income	(0.04)	(0.05)	(0.05)	(0.01)	(0.00)‡
Net asset value at end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return(a)	4.05%	5.02%	4.81%	1.29%	0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.98%	4.92%	4.72%	1.40%	0.01%
Net expenses	0.28%	0.28%	0.28%	0.24%	0.04%
Expenses (before waiver/reimbursement)	0.42%	0.41%	0.40%	0.40%	0.41%
Net assets at end of year (in 000’s)	$824,273	$830,010	$1,117,677	$857,323	$630,034

‡	Less than one cent per share.
(a)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.

Financial Highlights

NYLIM VP Wellington Growth Portfolio (formerly NYLI VP Wellington Growth Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Initial Class	2025	2024	2023		2022	2021
Net asset value at beginning of year	$30.83	$24.44	$17.64		$40.09	$39.15
Net investment income (loss)(a)	(0.07)	(0.04)	(0.01)		(0.03)	(0.12)
Net realized and unrealized gain (loss)	5.32	6.43	6.81		(13.45)	7.70
Total from investment operations	5.25	6.39	6.80		(13.48)	7.58
Less distributions:
From net investment income	—	—	—		—	(0.15)
From net realized gain on investments	(2.61)	—	—		(8.97)	(6.49)
Total distributions	(2.61)	—	—		(8.97)	(6.64)
Net asset value at end of year	$33.47	$30.83	$24.44		$17.64	$40.09
Total investment return(b)	17.06%	26.13%	38.55	%(c)	(33.17)%	19.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.23)%	(0.14)%	(0.03)%		(0.12)%	(0.28)%
Net expenses(d)	0.73%	0.72%	0.72%		0.73%	0.72%
Expenses (before waiver/reimbursement)(d)	0.73%	0.72%	0.72%		0.73%	0.73%
Portfolio turnover rate	41%	66%	40%		42%	48%
Net assets at end of year (in 000’s)	$616,058	$624,560	$572,153		$509,030	$716,521

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2025	2024	2023		2022	2021
Net asset value at beginning of year	$29.76	$23.65	$17.11		$39.39	$38.57
Net investment income (loss)(a)	(0.15)	(0.10)	(0.06)		(0.10)	(0.22)
Net realized and unrealized gain (loss)	5.12	6.21	6.60		(13.21)	7.57
Total from investment operations	4.97	6.11	6.54		(13.31)	7.35
Less distributions:
From net investment income	—	—	—		—	(0.04)
From net realized gain on investments	(2.61)	—	—		(8.97)	(6.49)
Total distributions	(2.61)	—	—		(8.97)	(6.53)
Net asset value at end of year	$32.12	$29.76	$23.65		$17.11	$39.39
Total investment return(b)	16.77%	25.82%	38.22	%(c)	(33.33)%	19.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.48)%	(0.38)%	(0.28)%		(0.37)%	(0.53)%
Net expenses(d)	0.98%	0.97%	0.97%		0.98%	0.97%
Expenses (before waiver/reimbursement)(d)	0.98%	0.97%	0.97%		0.98%	0.98%
Portfolio turnover rate	41%	66%	40%		42%	48%
Net assets at end of year (in 000's)	$38,022	$39,727	$39,570		$35,128	$56,983

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLIM VP Wellington Small Cap Portfolio (formerly NYLI VP Wellington Small Cap Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Initial Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$9.82	$8.68	$7.69	$13.79	$11.73
Net investment income (loss)(a)	0.06	0.08	0.07	0.07	0.16
Net realized and unrealized gain (loss)	0.87	1.16	0.99	(3.05)	1.95
Total from investment operations	0.93	1.24	1.06	(2.98)	2.11
Less distributions:
From net investment income	(0.11)	(0.10)	(0.07)	(0.13)	(0.05)
From net realized gain on investments	—	—	—	(2.99)	—
Total distributions	(0.11)	(0.10)	(0.07)	(3.12)	(0.05)
Net asset value at end of year	$10.64	$9.82	$8.68	$7.69	$13.79
Total investment return(b)	9.53%	14.41%	13.89%	(20.83)%	18.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.66%	0.91%	0.84%	0.70%	0.93%
Net expenses(c)	0.74%	0.74%	0.74%	0.74%	0.74%
Expenses (before waiver/reimbursement)(c)	0.84%	0.84%	0.83%	0.85%	0.86%
Portfolio turnover rate	69%	59%	61%	71%	83%
Net assets at end of year (in 000’s)	$160,448	$162,328	$155,565	$172,629	$206,410

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$9.70	$8.57	$7.59	$13.65	$11.61
Net investment income (loss)(a)	0.04	0.06	0.05	0.05	0.12
Net realized and unrealized gain (loss)	0.85	1.15	0.97	(3.02)	1.95
Total from investment operations	0.89	1.21	1.02	(2.97)	2.07
Less distributions:
From net investment income	(0.08)	(0.08)	(0.04)	(0.10)	(0.03)
From net realized gain on investments	—	—	—	(2.99)	—
Total distributions	(0.08)	(0.08)	(0.04)	(3.09)	(0.03)
Net asset value at end of year	$10.51	$9.70	$8.57	$7.59	$13.65
Total investment return(b)	9.26%	14.13%	13.60%	(21.03)%	17.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.41%	0.67%	0.60%	0.44%	0.66%
Net expenses(c)	0.99%	0.99%	0.99%	0.99%	0.99%
Expenses (before waiver/reimbursement)(c)	1.09%	1.09%	1.08%	1.10%	1.11%
Portfolio turnover rate	69%	59%	61%	71%	83%
Net assets at end of year (in 000's)	$207,123	$216,170	$231,260	$223,866	$312,587

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLIM VP Winslow Large Cap Growth Portfolio (formerly NYLI VP Winslow Large Cap Growth Portfolio)

(Selected per share data and ratios)

	Year Ended December 31,
Initial Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$30.89	$26.10	$18.95	$37.92	$32.76
Net investment income (loss)(a)	(0.10)	(0.08)	(0.04)	(0.02)	(0.12)
Net realized and unrealized gain (loss)	4.63	7.71	8.07	(12.18)	8.01
Total from investment operations	4.53	7.63	8.03	(12.20)	7.89
Less distributions:
From net realized gain on investments	(3.93)	(2.84)	(0.88)	(6.77)	(2.73)
Net asset value at end of year	$31.49	$30.89	$26.10	$18.95	$37.92
Total investment return(b)	14.35%	29.60%	43.05%	(31.16)%	24.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.31)%	(0.26)%	(0.17)%	(0.09)%	(0.34)%
Net expenses(c)(d)	0.75%	0.74%	0.74%	0.75%	0.74%
Portfolio turnover rate	81%	71%	82%	75%	62%
Net assets at end of year (in 000's)	$500,702	$398,968	$364,452	$335,309	$632,666

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.

	Year Ended December 31,
Service Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$27.20	$23.31	$17.04	$35.23	$30.68
Net investment income (loss)(a)	(0.16)	(0.14)	(0.08)	(0.08)	(0.20)
Net realized and unrealized gain (loss)	4.08	6.87	7.23	(11.34)	7.48
Total from investment operations	3.92	6.73	7.15	(11.42)	7.28
Less distributions:
From net realized gain on investments	(3.93)	(2.84)	(0.88)	(6.77)	(2.73)
Net asset value at end of year	$27.19	$27.20	$23.31	$17.04	$35.23
Total investment return(b)	14.07%	29.28%	42.70%	(31.34)%	24.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.56)%	(0.51)%	(0.42)%	(0.33)%	(0.59)%
Net expenses(c)(d)	1.00%	0.99%	0.99%	1.00%	0.99%
Portfolio turnover rate	81%	71%	82%	75%	62%
Net assets at end of year (in 000's)	$1,426,295	$1,332,268	$1,144,343	$932,131	$1,309,920

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.

More information about the Portfolios is available free upon request:
STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year or period, if applicable, in the annual and semiannual reports and in the Form N-CSR. In the Portfolios’ Form N-CSR, you will find the Portfolios' annual and semi-annual financial statements.

TO OBTAIN INFORMATION

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010, or call 1-800-624-6782. These documents are also available on the internet at dfinview.com/NYLIM/?site=VP.

Other information about the Portfolios (including the SAI) is available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No dealer, sales representative or other person has been authorized to give any information or to make any representation, other than those contained in this Prospectus, and, if given, or made, such other information or representations must not be relied upon as having been authorized by the Trust, New York Life Investment Management or the Subadvisors. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

“New York Life Investment Management” is the brand name and service mark used to represent a group of affiliated investment advisors of New York Life Insurance Company, including New York Life Investment Management LLC, a registered investment advisor.

NYLIM VP Funds Trust

SEC File Number: 811-03833-01

NYLIM VP Funds Trust

Initial Class, Service Class and Service 2 Class Shares

Statement of Additional Information

May 1, 2026

NYLIM VP American Century Large Cap Equity Portfolio	NYLIM VP MacKay Strategic Bond Portfolio
NYLIM VP Balanced Portfolio	NYLIM VP MacKay U.S. Infrastructure Bond Portfolio
NYLIM VP Bond Portfolio	NYLIM VP MFS® Investors Trust Portfolio
NYLIM VP Candriam Emerging Markets Equity Portfolio	NYLIM VP MFS® Research Portfolio
NYLIM VP CBRE Global Infrastructure Portfolio	NYLIM VP Moderate Allocation Portfolio
NYLIM VP Conservative Allocation Portfolio	NYLIM VP Natural Resources Portfolio
NYLIM VP Dimensional U.S. Equity Portfolio	NYLIM VP Newton Technology Growth Portfolio
NYLIM VP Epoch U.S. Equity Yield Portfolio	NYLIM VP PIMCO Real Return Portfolio
NYLIM VP Equity Allocation Portfolio	NYLIM VP PineStone International Equity Portfolio
NYLIM VP Fidelity Institutional AM® Utilities Portfolio	NYLIM VP Schroders Mid Cap Opportunities Portfolio
NYLIM VP Floating Rate Portfolio	NYLIM VP Small Cap Growth Portfolio
NYLIM VP Growth Allocation Portfolio	NYLIM VP S&P 500 Index Portfolio
NYLIM VP Hedge Multi-Strategy Portfolio	NYLIM VP U.S. Government Money Market Portfolio
NYLIM VP Income Builder Portfolio	NYLIM VP Wellington Growth Portfolio
NYLIM VP Janus Henderson Balanced Portfolio	NYLIM VP Wellington Small Cap Portfolio
NYLIM VP MacKay Convertible Portfolio	NYLIM VP Winslow Large Cap Growth Portfolio
NYLIM VP MacKay High Yield Corporate Bond Portfolio

Although not a prospectus, this Statement of Additional Information ("SAI") supplements the information contained in the prospectus dated May 1, 2026 for Initial Class, Service Class and Service 2 Class shares of NYLIM VP Funds Trust, as amended or supplemented from time to time (the "Prospectus"). This SAI is incorporated by reference in, is made a part of, and should be read in conjunction with, the Prospectus. The Prospectus is available without charge by writing to NYLIFE Distributors LLC, Attn: New York Life Investment Management Marketing Department, 30 Hudson Street, Jersey City, New Jersey 07302, or by calling toll free 800-624-6782.

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by NYLIM VP Funds Trust or NYLIFE Distributors LLC (the "Distributor"), the Portfolios’ distributor and an affiliate of New York Life Investment Management LLC. This SAI and the Prospectus do not constitute an offer by NYLIM VP Funds Trust or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

The audited financial statements of the Portfolios (as defined herein), including the Financial Highlights for the fiscal year ended December 31, 2025, as presented in the 2025 Form N-CSR and the report of PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, appearing therein are incorporated by reference into this SAI. These documents are available without charge by writing to NYLIFE Distributors LLC, Attn: New York Life Investment Management Marketing Department, 30 Hudson Street, Jersey City, New Jersey 07302, or by calling toll free 800-624-6782.

The availability of the Portfolios and/or share classes described in this SAI as investment options may vary within variable products and by jurisdiction and may not be available in all New York Life Insurance and Annuity Corporation (“NYLIAC”) or other insurance company products.

“New York Life Investment Management” is the brand name and service mark used to represent a group of affiliated investment advisors of New York Life Insurance Company, including New York Life Investment Management LLC, a registered investment advisor.

* Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.

NYLIM VP FUNDS TRUST

NYLIM VP Funds Trust (the "Trust") is an open-end management investment company (or mutual fund), organized as a Delaware statutory trust on February 1, 2011, pursuant to an Amended and Restated Declaration of Trust dated August 19, 2016.

Each Portfolio is a “diversified” portfolio, except for the NYLIM VP Natural Resources Portfolio, NYLIM VP CBRE Global Infrastructure Portfolio, NYLIM VP Fidelity Institutional AM® Utilities Portfolio, NYLIM VP Floating Rate Portfolio and NYLIM VP PIMCO Real Return Portfolio, which are each classified as a "non-diversified" portfolio as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). However, due to their principal investment strategies and investment processes, NYLIM VP Natural Resources Portfolio, NYLIM VP CBRE Global Infrastructure Portfolio, NYLIM VP Floating Rate Portfolio and NYLIM VP PIMCO Real Return Portfolio have each historically operated as a "diversified" portfolio. Therefore, NYLIM VP Natural Resources Portfolio, NYLIM VP CBRE Global Infrastructure Portfolio, NYLIM VP Floating Rate Portfolio and NYLIM VP PIMCO Real Return Portfolio will not operate as "non-diversified" portfolios without first obtaining shareholder approval. Prior to November 30, 2018, NYLIM VP Fidelity Institutional AM® Utilities Portfolio operated as a “diversified” portfolio.

The NYLIM VP S&P 500 Index Portfolio intends to be diversified in approximately the same proportion as its benchmark index is diversified. The NYLIM VP S&P 500 Index Portfolio may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the benchmark index. Shareholder approval will not be sought if the NYLIM VP S&P 500 Index Portfolio crosses from diversified to non-diversified status under such circumstances.

The NYLIM VP Candriam Emerging Markets Equity Portfolio, NYLIM VP Fidelity Institutional AM® Utilities Portfolio, NYLIM VP Janus Henderson Balanced Portfolio, NYLIM VP Natural Resources Portfolio, NYLIM VP PIMCO Real Return Portfolio, NYLIM VP Small Cap Growth Portfolio, and NYLIM VP American Century Large Cap Equity Portfolio are collectively referred to as the “VP Substitution Portfolios.”

The NYLIM VP Conservative Allocation Portfolio, NYLIM VP Moderate Allocation Portfolio, NYLIM VP Growth Allocation Portfolio and NYLIM VP Equity Allocation Portfolio are collectively referred to as the “NYLIM VP Asset Allocation Portfolios.”

General

The Board of Trustees of the Trust may be referred to as the "Trustees" or the "Board." The Portfolios are authorized to offer Initial Class shares, Service Class shares and Service 2 Class shares. Each Portfolio may offer one or more share classes.

THE MANAGER AND SUBADVISORS

New York Life Investment Management LLC ("New York Life Investment Management” or the "Manager") serves as the investment adviser for the Portfolios and has entered into subadvisory agreements with the following subadvisors to manage the following Portfolios’ day-to-day operations:

Subadvisor	Portfolio Name
American Century Investment Management, Inc. (“American Century”)	NYLIM VP American Century Large Cap Equity Portfolio
Brown Advisory LLC (“Brown Advisory”)	NYLIM VP Small Cap Growth Portfolio (portion)
Candriam (“Candriam”)	NYLIM VP Candriam Emerging Markets Equity Portfolio
CBRE Investment Management Listed Real Assets LLC (“CBRE”)	NYLIM VP CBRE Global Infrastructure Portfolio
Dimensional Fund Advisors LP (“Dimensional”)	NYLIM VP Dimensional U.S. Equity Portfolio
Epoch Investment Partners, Inc. ("Epoch")	NYLIM VP Epoch U.S. Equity Yield Portfolio NYLIM VP Income Builder Portfolio (equity portion)
FIAM LLC (“FIAM” or “Fidelity”)	NYLIM VP Fidelity Institutional AM® Utilities Portfolio
Janus Henderson Investors US LLC (“Janus”)	NYLIM VP Janus Henderson Balanced Portfolio
MacKay Shields LLC ("MacKay Shields")

NYLIM VP Income Builder Portfolio (fixed-income portion)
NYLIM VP MacKay Convertible Portfolio
NYLIM VP MacKay High Yield Corporate Bond Portfolio
NYLIM VP MacKay Strategic Bond Portfolio
NYLIM VP MacKay U.S. Infrastructure Bond Portfolio

Massachusetts Financial Services Company (“MFS”)	NYLIM VP MFS® Investors Trust Portfolio NYLIM VP MFS® Research Portfolio
Newton Investment Management North America, LLC (“NIMNA”)	NYLIM VP Natural Resources Portfolio NYLIM VP Newton Technology Growth Portfolio

1

Subadvisor	Portfolio Name
NYL Investors LLC (“NYL Investors”)	NYLIM VP Balanced Portfolio (fixed-income portion) NYLIM VP Bond Portfolio NYLIM VP Floating Rate Portfolio NYLIM VP U.S. Government Money Market Portfolio
Pacific Investment Management Company LLC (“PIMCO”)	NYLIM VP PIMCO Real Return Portfolio
PineStone Asset Management Inc. (“PineStone”)	NYLIM VP PineStone International Equity Portfolio
CI SBH Asset Management ("SBH")	NYLIM VP Small Cap Growth Portfolio (portion)
Schroder Investment Management North America Inc. (“Schroders”)	NYLIM VP Schroders Mid Cap Opportunities Portfolio
Wellington Management Company LLP (“Wellington”)	NYLIM VP Balanced Portfolio (equity portion) NYLIM VP Wellington Growth Portfolio NYLIM VP Wellington Small Cap Portfolio
Winslow Capital Management, LLC ("Winslow Capital")	NYLIM VP Winslow Large Cap Growth Portfolio

Collectively, these agreements are referred to as the "Subadvisory Agreements." American Century, Brown Advisory, Candriam, CBRE, Dimensional, Epoch, FIAM, Janus, MacKay Shields, MFS, NIMNA, NYL Investors, PIMCO, PineStone, SBH, Schroders, Wellington and Winslow Capital are sometimes collectively referred to herein as the "Subadvisors" and each individually as a "Subadvisor." Candriam, MacKay Shields and NYL Investors are affiliates of New York Life Investment Management.

Additional Information About Certain Portfolios

The Prospectuses discuss the investment objectives, strategies, risks and expenses of the Portfolios. This section contains supplemental information concerning certain securities and other instruments in which certain Portfolios may invest, the investment policies and portfolio strategies that certain Portfolios may utilize, and certain risks involved with those securities and other instruments as well as those investment policies and strategies. For more information, see “Investment Practices, Instruments and Risks Common to the Portfolios and Underlying Portfolios/Funds.”

FUNDAMENTAL INVESTMENT RESTRICTIONS

The investment restrictions for each Portfolio as set forth below are fundamental policies of each Portfolio; i.e., they may not be changed with respect to a Portfolio without shareholder approval. In the context of changes to a fundamental policy, shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Portfolio, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy. Except for those investment policies of a Portfolio specifically identified as fundamental in the Prospectuses and this SAI, the Portfolios' investment objectives as described in the Prospectuses, and all other investment policies and practices described in the Prospectuses and this SAI, are non-fundamental and may be changed by the Board at any time without the approval of shareholders.

Unless otherwise indicated, all of the percentage limitations below and in the investment restrictions recited in the Prospectuses apply to each Portfolio on an individual basis, and apply only at the time a transaction is entered into, except that any borrowing by a Portfolio that exceeds applicable limitations must be reduced to meet such limitations within the period required by the 1940 Act. Therefore, a change in the percentage that results from a relative change in values or from a change in a Portfolio's assets will not be considered a violation of the Portfolio’s policies or restrictions. "Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's net asset value (“NAV”) unless otherwise indicated.

For purposes of applying each Portfolio's policies with respect to being a "diversified company” or investing in the securities of any one issuer, an issuer will be deemed to be the sole issuer of a security if its assets and revenues alone back the security. However, if a security also is backed by the enforceable obligation of a superior or unrelated governmental entity or company, such entity or company also will be considered an issuer of the security.

If a security is separately guaranteed, either by a governmental entity or other facility (such as a bank guarantee or a letter of credit), such a guarantee will be considered a separate security issued by the guarantor. However, traditional bond insurance on a security will not be treated as a separate security, and the insurer will not be treated as a separate issuer. Therefore, these restrictions do not limit the percentage of a Portfolio's assets that may be invested in securities insured by a single bond insurer.

Fundamental Investment Restrictions

1. Each Portfolio may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

2

2. Each Portfolio may issue senior securities to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

3. Each Portfolio may act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

4. Each Portfolio may purchase or sell real estate or any interests therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

5. Each Portfolio, except the VP Substitution Portfolios and the NYLIM VP CBRE Global Infrastructure Portfolio, may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The VP Substitution Portfolios and the NYLIM VP CBRE Global Infrastructure Portfolio may not purchase physical commodities or contracts relating to physical commodities (unless acquired as a result of owning securities or other instruments), except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

6. Each Portfolio may make loans, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

7. Each Portfolio, except NYLIM VP Fidelity Institutional AM® Utilities Portfolio and NYLIM VP Natural Resources Portfolio, may not "concentrate" its investments in a particular industry, or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Portfolio's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) with respect only to the NYLIM VP U.S. Government Money Market Portfolio, instruments issued by domestic branches of U.S. banks (including U.S. branches of foreign banks subject to regulation under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); or (iv) repurchase agreements (collateralized by the instruments described in Clause (ii) or with respect to the NYLIM VP U.S. Government Money Market Portfolio, Clause (iii)). NYLIM VP Fidelity Institutional AM® Utilities Portfolio will invest at least 25% of its total assets in the utilities group of industries as defined in the Prospectus. In addition, NYLIM VP Natural Resources Portfolio will invest at least 25% of its total assets in "hard assets" industries as defined in the Prospectus.

NYLIM VP CBRE Global Infrastructure Portfolio may not “concentrate" its investments in a particular industry, or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Portfolio's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions; or (iii) repurchase agreements (collateralized by the instruments described in Clause (ii)); provided, however, that the NYLIM VP CBRE Global Infrastructure Portfolio will, in normal circumstances, invest more than 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their business activities in the infrastructure group of industries.

NYLIM VP Hedge Multi-Strategy Portfolio may not invest 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the United States (“U.S.”) government or any of its agencies or instrumentalities). Nonetheless, to the extent the Portfolio’s Underlying Index (as defined below) is concentrated in a particular industry or group of industries, the Portfolio’s investments will exceed this 25% limitation to the extent that it is necessary to gain exposure to Underlying Index Components (as defined below) to track its Underlying Index.

For the purposes of this fundamental investment policy, the NYLIM VP U.S. Government Money Market Portfolio previously operated as a “prime” money market fund and could “concentrate” its investments in instruments issued by banks. Effective October 14, 2016, the NYLIM VP U.S. Government Money Market Portfolio operates as a “government money market fund” under Rule 2a-7 under the 1940 Act and invests 99.5% or more of its total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” by cash and/or government securities.

8. Each Portfolio, except NYLIM VP Natural Resources Portfolio, NYLIM VP CBRE Global Infrastructure Portfolio, NYLIM VP Fidelity Institutional AM® Utilities Portfolio, NYLIM VP Floating Rate Portfolio and NYLIM VP PIMCO Real Return Portfolio, shall be a "diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. NYLIM VP Natural Resources Portfolio, NYLIM VP CBRE Global Infrastructure Portfolio, NYLIM VP Fidelity Institutional AM® Utilities Portfolio, NYLIM VP Floating Rate Portfolio and NYLIM VP PIMCO Real Return Portfolio shall each be a "non-diversified company" as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The NYLIM VP S&P 500 Index Portfolio intends to be diversified in approximately the same proportion as its benchmark index is diversified.

Additional Information Regarding Fundamental Investment Restrictions

Below is additional information regarding the Portfolios' fundamental investment restrictions and the current meaning of phrases similar to “to the extent permitted under the 1940 Act” as set forth in the restrictions, if applicable. This phrase may be informed by, among other things, guidance

3

and interpretations of the Securities and Exchange Commission ("SEC") or its staff or exemptive relief from the SEC and, as such, may change from time to time. This information is in addition to, rather than part of, the fundamental investment restrictions themselves.

• Borrowing. In the event that a Portfolio's “asset coverage” (as defined in the 1940 Act) at any time falls below 300%, the Portfolio, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

• Concentration. Although the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, the SEC and its staff take the position that any fund that invests more than 25% of the value of its assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry or group of industries.

For the purposes of the Portfolios' fundamental investment restriction relating to concentration, each Portfolio may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Due to their varied economic characteristics, issuers within the financial services industry will be classified at the sub-group level. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entities (including foreign agencies, foreign municipalities and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry. Also, for purposes of industry concentration, tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry, unless their payments of interest and/or principal are dependent upon revenues derived from projects, rather than the general obligations of the municipal issuer (such as private activity and revenue bonds or municipal securities backed principally from the assets or revenues of non-governmental users).

• Real Estate. A Portfolio may acquire real estate as a result of ownership of securities or other instruments and a Portfolio may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts.

• Commodities. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, and certain swaps, including currency swaps, interest rate swaps, swaps on broad-based securities indices and certain credit default swaps, may, under certain circumstances, also be considered to be commodities. Nevertheless, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities.

• Loans. Although the 1940 Act does not prohibit a fund from making loans, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.

• Senior Securities. Under the 1940 Act and regulations thereunder, a Portfolio may trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a “limited derivatives users” exception which imposes a limit on notional derivatives exposure or subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. When a Portfolio trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating a Portfolio’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Portfolio satisfies the limited derivatives users exception, but for a Portfolio subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. A Portfolio that is a money market fund may enter into reverse repurchase agreements with banks and needs to aggregate the amount of indebtedness associated with its reverse repurchase agreements with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the Portfolio’s asset coverage ratio.

• Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Portfolio. Pursuant to Rule 2a-7, a money market fund that satisfies the applicable diversification requirements of Rule 2a-7 shall be deemed to have satisfied the diversification requirements of Section 5(b)(1) of the 1940 Act and the rules adopted thereunder.

NON-FUNDAMENTAL INVESTMENT POLICIES

In addition to each Portfolio’s fundamental investment policies, the Trustees have adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Portfolios. These represent the intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following non-fundamental investment restrictions may be changed or amended by action of the Trustees at any time without requiring prior notice to or approval of shareholders, unless set forth below.

4

Unless otherwise indicated, all percentage limitations apply to each Portfolio on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio's assets will not be considered a violation.

The following non-fundamental investment restrictions apply:

1. The NYLIM VP Bond Portfolio may not invest more than 25% of its total assets in (a) debt securities that are rated lower than the four highest grades as determined by Moody's or S&P, but which are rated at least B- by S&P or B3 by Moody's, or (b) in convertible debt securities or preferred or convertible preferred stocks; and

2. The NYLIM VP U.S. Government Money Market Portfolio invests 99.5% or more of its total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash and/or government securities) so as to qualify as a “government money market fund” under Rule 2a-7 of the 1940 Act.

NON-FUNDAMENTAL INVESTMENT POLICIES RELATED TO PORTFOLIO NAMES

Certain of the Portfolios have names that suggest the Portfolio will focus on a type of investment, within the meaning of Rule 35d-1 under the 1940 Act. The Trust has adopted a non-fundamental policy for each of these Portfolios to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. Furthermore, with respect to each of these Portfolios, the Trust has adopted a policy to provide a Portfolio's shareholders with at least 60 days' prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described below. This requirement is applied at the time the Portfolio invests its assets. If, subsequent to an investment by the Portfolio, this requirement is no longer met, the Portfolio’s future investments will be made in a manner that will bring the Portfolio into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The 80% policies for the NYLIM VP Hedge Multi-Strategy Portfolio, NYLIM VP PIMCO Real Return Portfolio and NYLIM VP Wellington Growth Portfolio were not adopted pursuant to Rule 35d-1, are not fundamental, and are not subject to the 60 days' prior notice policy. The affected Portfolios and their corresponding 80% policies under the 1940 Act are as set forth in the table below:

PORTFOLIO	NON-FUNDAMENTAL INVESTMENT POLICY
NYLIM VP American Century Large Cap Equity Portfolio	To invest, under normal circumstances, at least 80% of its assets in equity securities of large capitalization companies.
NYLIM VP Bond Portfolio	To invest, under normal circumstances, at least 80% of its assets in bonds.
NYLIM VP Candriam Emerging Markets Equity Portfolio

To invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities or equity-related securities issued by entities in, or tied economically to, emerging markets.

NYLIM VP CBRE Global Infrastructure Portfolio	To invest, under normal circumstances, at least 80% of its assets (net assets plus borrowings for investment purposes) in securities issued by infrastructure companies.
NYLIM VP Dimensional U.S. Equity Portfolio	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of U.S. companies.
NYLIM VP Epoch U.S. Equity Yield Portfolio	To invest, under normal circumstances, at least 80% of its assets in equity securities of dividend-paying U.S. companies across all market capitalizations.
NYLIM VP Equity Allocation Portfolio	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in underlying equity portfolios/funds.
NYLIM VP Fidelity Institutional AM® Utilities Portfolio

To invest, under normal circumstances, at least 80% of its assets in securities of issuers in the utilities group of industries and companies deriving a majority of their revenues from their utility operations.

NYLIM VP Floating Rate Portfolio	To invest, under normal circumstances, at least 80% of its assets in a portfolio of floating rate loans and other floating rate securities.
NYLIM VP MacKay Convertible Portfolio	To invest, under normal circumstances, at least 80% of its assets in convertible securities.
NYLIM VP MacKay High Yield Corporate Bond Portfolio	To invest, under normal circumstances, at least 80% of its assets in high-yield corporate debt securities.
NYLIM VP MacKay Strategic Bond Portfolio	To invest, under normal circumstances, at least 80% of its assets in a diversified portfolio of debt or debt-related securities.
NYLIM VP MacKay U.S. Infrastructure Bond Portfolio

To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed, diversified portfolio of U.S. infrastructure-related debt securities and/or securities intended primarily to finance infrastructure-related activities.

NYLIM VP Natural Resources Portfolio	To invest, under normal circumstances, at least 80% of its assets in stocks of companies in the natural resources and natural resources related sectors.
NYLIM VP Newton Technology Growth Portfolio

To invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of growth companies of any size that the Subadvisor believes to be leading producers or beneficiaries of technological innovation.

NYLIM VP PineStone International Equity Portfolio	To invest, under normal circumstances, at least 80% of its assets in equity securities.
NYLIM VP Schroders Mid Cap Opportunities Portfolio	To invest, under normal circumstances, at least 80% of its assets in securities of mid-capitalization companies, as defined from time to time in the current prospectus of the Portfolio.
NYLIM VP Small Cap Growth Portfolio	To invest, under normal circumstances at least 80% of its assets in small capitalization companies.

5

PORTFOLIO	NON-FUNDAMENTAL INVESTMENT POLICY
NYLIM VP S&P 500 Index Portfolio	To invest, under normal circumstances, at least 80% of its assets in stocks connoted by the S&P 500® Index.
NYLIM VP U.S. Government Money Market Portfolio	To invest, under normal circumstances, at least 80% of its assets in “government securities” and/or repurchase agreements that are collateralized by government securities.
NYLIM VP Wellington Small Cap Portfolio	To invest, under normal circumstances, at least 80% of its assets in securities of small-capitalization companies, as defined from time to time in the current prospectus of the Portfolio.
NYLIM VP Winslow Large Cap Growth Portfolio	To invest, under normal circumstances, at least 80% of its assets in large capitalization companies.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO THE PORTFOLIOS AND UNDERLYING PORTFOLIOS/FUNDS

Subject to the limitations set forth herein and in the Prospectuses, each Portfolio's Manager or Subadvisor may, in its discretion, at any time, employ any of the following practices, techniques or instruments for the Portfolios or the Underlying Portfolios/Funds. The strategies and risks below may apply to both the Portfolios and the Underlying Portfolios/Funds. Therefore, references to a Portfolio may also include an Underlying Portfolio/Fund. These may also be the practices, techniques or instruments of an ETP, as defined below. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets and under all conditions. Certain practices, techniques or instruments may not be principal activities of the Portfolios but, to the extent employed, could from time to time have a material impact on the Portfolios' performance.

Unless otherwise indicated above, the Portfolios may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectus or elsewhere in this SAI. Appropriate investments for the NYLIM VP Asset Allocation Portfolios are also noted. Unless otherwise stated in the Prospectus, investment techniques are discretionary which means that the Manager or each Subadvisor may elect to engage or not engage in the various techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed. With respect to some of the investment practices and techniques, Portfolios that are most likely to engage in a particular investment practice or technique are generally indicated in the relevant descriptions as Portfolios that may engage in such practices or techniques. Each Portfolio may be subject to risks to different degrees.

The loss of money is a risk of investing in the Portfolios. None of the Portfolios, neither individually nor collectively, is intended to constitute a balanced or complete investment program. The NYLIM VP U.S. Government Money Market Portfolio seeks to maintain a stable NAV of $1.00 per share. Each Portfolio is subject to the risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

Special Note Regarding Recent Market Events

From time to time, events in the financial sector may result in reduced liquidity in the credit, fixed-income and other financial markets and an unusually high degree of volatility in the financial markets, both domestically and internationally. Certain isolated events in a financial market may also result in systemic adverse consequences across broader segments of the financial markets (domestically, regionally or globally) in unanticipated or unforeseen ways. Such events may result from unregulated markets, systemic risk, natural market forces, bad actors or other unforeseen scenarios. In addition, events such as actual or threatened war or military conflicts (such as the conflict in the Middle East and the ongoing Russia-Ukraine war), acts of terrorism, recessions, changes (or the expectation of changes) in inflation, deflation, the actual or threatened imposition of international sanctions or tariffs, earthquakes, hurricanes, wildfires, floods, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Portfolios' investments. The potential for market turbulence may have an adverse effect on the value of the Portfolios' investments.

In the past, instability in the financial markets led the United States and other governments to take a number of unprecedented actions designed to support certain financial and other institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies and self-regulatory organizations have taken, and could take in the future, actions that affect the regulation of the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit the Portfolios' ability to achieve their investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets vary, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Portfolios' portfolio holdings.

The interconnectedness of certain markets, particularly the markets for novel or emerging products or services, such as artificial intelligence or blockchain technology and cryptocurrencies and digital assets, and the related impacts on economies, markets and issuers as well as systemic risk may not be known until a future time, making it difficult to predict the potential impact of adverse events in those markets on a Portfolio or a Portfolio’s investments.

Volatility in the banking sector and resulting government actions to correct and/or address the impact of this volatility can negatively impact the Portfolios, for example, through less credit being available to issuers or uncertainty regarding safety of deposits at other institutions. These risks

6

also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Portfolios interact.

The energy markets have experienced significant volatility in recent periods and may continue to experience relatively high volatility for a prolonged period. In part due to geopolitical events, including any conflict in the Middle East, crude oil and natural gas prices may continue to be extremely volatile and it is not possible to predict whether or not they will stay at current levels, increase or decrease. To the extent that energy markets continue to experience these adverse conditions, this may adversely affect the ability of certain issuers in which the Portfolios invest to sustain their historical distribution levels, which in turn, may adversely affect the Portfolios. The Subadvisors may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that the Portfolios' performance will correlate with any increase in oil or gas prices. The Portfolios and their shareholders could therefore lose money as a result of the conditions in the energy market.

Changing interest rate environments (whether downward or upward) impact the various sectors of the economy in different ways. For example, low interest rate environments tend to be a positive factor for the equity markets, whereas high interest rate environments tend to apply downward pressure on earnings and stock prices. Likewise, during periods when interest rates are increasing (rather than stagnant in a high or low interest rate environment), the price of fixed income investments tend to fall as investors begin to seek higher yielding investments. Accordingly, a Portfolio is subject to heightened interest rate risk during periods of low interest rates. In a rising interest rate environment, a Portfolio may be adversely affected, especially those Portfolios that are more susceptible to interest rate risk (e.g., those funds that hold fixed income investments or that invest in equity securities of issuers who are adversely affected by rising interest rates).

The risks attendant to changing interest rate environments have been, and continue to be, magnified in the current economic environment. In July 2019, the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) lowered the federal funds rate for the first time since 2008, and further decreased the federal funds rate in September and October of 2019 and March 2020. However, to combat rising inflation, the Federal Reserve Board reversed course and increased the federal funds rate several times in 2022 and 2023. In September 2024, the Federal Reserve Board lowered interest rates for the first time since March 2020. The Federal Reserve Board continued to lower interest rates through 2025; however, it is unclear whether rates will remain steady, increase or decrease in the future.

The impact of epidemics and/or pandemics that may arise in the future are uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. In addition, public health crises caused by the epidemics and/or pandemics may exacerbate other pre-existing political, social and economic risks in certain countries.

International trade tensions may give rise to concerns about economic and geopolitical stability and these tensions have had, and will likely continue to have, an adverse impact on global economic conditions. Trade disputes between the United States and other countries may be an ongoing source of instability, resulting in significant currency fluctuations, or have other adverse effects on international markets, international trade agreements or other existing cross-border cooperation arrangements. Tariffs, trade restrictions, economic sanctions, export controls or retaliatory measures, or the threat or potential of one or more such events and developments, may result in material adverse effects on the global economy and the Portfolios.

In late February 2022, the Russian military invaded Ukraine, which amplified existing geopolitical tensions among Russia, Ukraine, Europe and many other countries including the U.S. and other members of the North Atlantic Treaty Organization (“NATO”). In response, various countries, including the U.S., the United Kingdom and members of the European Union (the "EU") issued broad-ranging economic sanctions against Russia, Russian companies and financial institutions, Russian individuals and others. In particular, U.S. sanctions prohibit any “new investment” in Russia which is defined to include any new purchases of Russian securities. U.S. persons also are required to freeze securities issued by certain Russian entities identified on the List of Specially Designated Nationals, which includes several large publicly traded Russian banks and other companies. Russia has issued various countermeasures that affect the ability of non-Russian persons to trade in Russian securities. Additional sanctions may be imposed in the future. Any actions by Russia made in response to such sanctions or retaliatory measures could further impair the value and liquidity of the Portfolios' investments. Such sanctions (and any future sanctions) and other actions against Russia and Russia’s military action against Ukraine will adversely impact the economies of Russia and Ukraine. Certain sectors of each country’s economy were particularly affected, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors.

Further, a number of large corporations and U.S. and foreign governmental entities announced plans to divest interests or otherwise curtail business dealings in Russia or with certain Russian businesses. These events resulted in (and will continue to result in) a loss of liquidity and value of Russian and Ukrainian securities and, in some cases, a complete inability to trade in or settle trades in transactions in certain Russian securities. Further actions are likely to be taken by the international community, including governments and private corporations, that will adversely impact the Russian economy in particular. Such actions may include boycotts, tariffs and purchasing and financing restrictions on Russia’s government, companies and certain individuals, or other unforeseeable actions.

The Russian and Ukrainian governments, economies, companies and the region will likely be further adversely impacted in unforeseeable ways. The ramifications of the hostilities and sanctions may also negatively impact other regional and global economic markets (including Europe and the U.S.), companies in other countries (particularly those that have done business with Russia) and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and precious metals. The imposition of sanctions and other similar measures could, among other things, cause downgrades in Russian securities or those of companies located in or economically tied to Russia, devaluation of

7

Russia's currency and increased market volatility and disruption in Russia and throughout the world. Sanctions and other measures, including banning Russia from global payments systems that facilitate cross-border payments, could also limit or prevent a Portfolio from buying and selling securities and significantly delay or prevent the settlement of securities transactions. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia's economy and Russian issuers of securities in which a Portfolio invests. The Russia-Ukraine war, resulting sanctions and any related events could have a significant impact on a Portfolio’s performance and the value of an investment in the Portfolio.

On October 7, 2023, Hamas launched an attack on Israel from the Gaza Strip. On January 15, 2025, a hostage/prisoner exchange and an armistice agreement between Israel and Hamas was announced. A ceasefire formally began in October 2025 as the first phase of a broader peace plan; however, talks relating to a more permanent peace plan have stalled amid ongoing clashes. The extent and duration of the Israel-Hamas war and any related economic and market impacts are impossible to predict but may be significant, and may negatively impact Israel's economy and issuers of securities in which a Portfolio invests.

Merger, Reorganization or Liquidation of a Portfolio

The Board may determine to merge or reorganize a Portfolio or a class of shares, or to close and liquidate a Portfolio at any time, which may have adverse consequences for shareholders. In the event of the liquidation of a Portfolio, shareholders will receive a liquidating distribution equal to their proportionate interest in the Portfolio. In the event of a liquidation of the Portfolio, a shareholder of the Portfolio will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as sales loads, account fees or Portfolio expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.

Cyber Security and Disruptions in Operations

With the increasing use of the Internet and technology, including cloud-based technology, in connection with the Portfolios' operations, the Portfolios may be more susceptible to greater operational and information security risks resulting from breaches in cyber security despite the efforts of the Portfolios or their service providers to adopt technologies, processes, and practices intended to mitigate these risks. Disruptions or failures that affect service providers, counterparties, market participants, or issuers of securities held by a Portfolio may adversely affect a Portfolio, including by causing losses or impairing a Portfolio’s operations. Information relating to a Portfolio’s investments has been and will in the future be delivered electronically, which can give rise to a number of risks, including, but not limited to, the risks that such communications may contain computer viruses or other defects, may not be accurately replicated on other systems, or may be intercepted, deleted or interfered with, without the knowledge of the sender or the intended recipient. Cyber incidents can result from unintentional events (such as an inadvertent release of confidential information) or deliberate attacks (such as cyber extortion) by insiders or third parties, including cyber criminals, competitors, nation-states and “hacktivists,” and can be perpetrated by a variety of complex means, including the use of stolen access credentials, malware or other computer viruses, ransomware, phishing, structured query language injection attacks and distributed denial of service attacks, among other means. Recent geopolitical tensions may have increased the scale and sophistication of deliberate cyber attacks and other disruptions, particularly from nation-states or entities with nation-state backing. Cyber incidents or sudden market, operational, technological (including widespread system outages or disruptions or faulty updates to software applications) or other disruptions may result in actual or potential adverse consequences for critical information and communications technology, or systems and networks that are vital to the Portfolios' or their service providers’ operations, or otherwise impair Portfolio or service provider operations. For example, a cyber incident may cause operational disruptions and failures impacting information systems or information that a system processes, stores or transmits, such as by theft, damage or destruction or corruption or modification of or denial of access to data maintained online or digitally, denial of service on websites rendering the websites unavailable to intended users or not accessible for such users in a timely manner and the unauthorized release or other exploitation of confidential information (i.e., identity theft or other privacy breaches). In addition, a cyber security breach may cause disruptions and impact the Portfolios' business operations, which could potentially result in financial losses, inability to determine a Portfolio's NAV including over an extended period, impediments to trading, the inability of shareholders to transact business, violation of privacy and other applicable law, regulatory penalties and/or fines, compliance and other costs. The Portfolios and their shareholders could be negatively impacted as a result. Further, substantial costs may be incurred in order to prevent future cyber incidents.

In addition, because the Portfolios work closely with third-party service providers (e.g., custodians), cyber security breaches at such third-party service providers or trading counterparties may subject a Portfolio's shareholders to the same risks associated with direct cyber security breaches. Further, cyber security breaches at an issuer of securities in which the Portfolios invest may similarly negatively impact a Portfolio's shareholders because of a decrease in the value of these securities. These incidents could result in adverse consequences for such issuers, and may cause a Portfolio's investment in such securities to lose value. For example, a cyber incident involving an issuer may include the theft, destruction or misappropriation of financial assets, intellectual property or other sensitive information belonging to the issuer or their customers (i.e., identity theft or other privacy breaches). As a result, the issuer may experience the types of adverse consequences summarized above, among others (such as loss of revenue), despite having implemented preventative and other measures reasonably designed to protect from and/or defend against the risks or adverse effects associated with cyber incidents.

8

The use of cloud-based service providers and the integration of artificial intelligence in systems and operations could heighten or change these risks. For example, the Portfolios' service providers and market participants on which the Portfolios rely may use artificial intelligence (such as machine learning or generative artificial intelligence) and similar technologies in the provision of services to the Portfolios and their operations generally. Such use may subject these service providers and market participants and, in turn, their services and operations to increased risks associated with such technologies, including risk of errors, cyber security, data protection and information technology risk, operational risk, and legal, regulatory and compliance risk. In addition, any controls in place designed to mitigate such risks may be ineffective and the use of these technologies may change over time, which may present new risks and vulnerabilities. As a result, a Portfolio may experience adverse consequences, such as operational errors, from such use of artificial intelligence and similar technologies. In addition, work-from-home arrangements by the Portfolios, the Manager or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Portfolios, the Manager or their service providers susceptible to operational disruptions, any of which could adversely impact their operations.

As computing technology and data analytics advance, there has been a trend towards machine driven and artificially intelligent trading systems, particularly with respect to increasing levels of autonomy in trading decisions capabilities. Regulators of financial markets have become increasingly focused on the potential impact of artificial intelligence on investment activities and may issue regulations that affect the use of artificial technology in trading activities. Any such regulations may not have the effect on financial markets that regulators intend. Moreover, advancements in artificial intelligence and other technologies may result in the introduction of errors, defects or security vulnerabilities, which can go undetected. The potential speed of such trading and other technologies may exacerbate the impact of any such incidents, particularly where such incidents are exploited by other artificially intelligent systems designed to impair or prevent the intervention of a human control.

While the Portfolios have established risk management systems and business continuity policies designed to reduce the risks associated with cyber security breaches and other operational disruptions, there can be no assurances that such measures will be successful particularly since the Portfolios do not control the cyber security and operational systems of issuers or third-party service providers, and certain security breaches may not be detected. The Portfolios and their service providers, as well as exchanges and market participants through or with which the Portfolios trade and other infrastructures on which the Portfolios or their service providers rely, are also subject to the risks associated with technological and operational disruptions or failures arising from, for example, processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, errors in algorithms used with respect to the Portfolios, changes in personnel and errors caused by third parties or trading counterparties. In addition, there are inherent limitations to these plans and systems, and certain risks may not yet be identified and new risks may emerge in the future. The Portfolios and their respective shareholders could be negatively impacted as a result of any security breaches or operational disruptions and may bear certain costs tied to such events.

Arbitrage

A Portfolio may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Portfolios do not actively engage in arbitrage. Such transactions are generally entered into with respect to debt securities and occur in a dealer's market where the buying and selling dealers involved confirm their prices to a Portfolio at the time of the transaction, thus eliminating any risk to the assets of the Portfolio. Such transactions, which involve costs to a Portfolio, may be limited by the policy of each Portfolio to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Bank Obligations

A Portfolio may invest in certificates of deposit ("CDs"), time deposits, bankers' acceptances and other short-term debt obligations issued by commercial banks or savings and loan institutions ("S&Ls"). CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. If a CD is non-negotiable, it may be classified as an illiquid investment.

Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Bank time deposits are monies kept on deposit with U.S. or foreign banks (and their subsidiaries and branches) or U.S. S&Ls for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced. Time deposits maturing in more than seven days and/or subject to withdrawal penalties may be classified as an illiquid investment.

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there generally is no market for such deposits.

Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

9

As a result of governmental regulations, U.S. branches of foreign banks and of U.S. banks, among other things, generally are required to maintain specified levels of capital, and are subject to other supervision and prudential regulation designed to promote financial safety and soundness. U.S. S&Ls are supervised and subject to examination by the Office of the Comptroller of the Currency. Deposits held at U.S. banks and U.S. S&Ls are insured up to the insurance limit (currently $250,000 per person per bank) by the Deposit Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the U.S. government. To the extent a Portfolio has money deposited at a bank, any amounts over $250,000 will not be insured.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) an increased possibility that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality to the extent they do not have any U.S. banking operations.

See "Cash Equivalents" for more information.

Borrowing

Each Portfolio may borrow money to the extent permitted under the 1940 Act, or otherwise limited herein, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a Portfolio from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a Portfolio exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a Portfolio to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, or for other reasons to cover a borrowing transaction, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Portfolio to be unable to meet certain requirements for qualification as a regulated investment company under the Internal Revenue Code.

Borrowing tends to exaggerate the effect on a Portfolio's NAV per share of any changes in the market value of a Portfolio's portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

Cash Equivalents

To the extent permitted by its investment objective and policies, each Portfolio may invest in cash equivalents. Cash equivalents include U.S. government securities, CDs, bank time deposits, bankers' acceptances, repurchase agreements and commercial paper, each of which is discussed in more detail herein. Cash equivalents may include short-term fixed-income securities issued by private and governmental institutions. Repurchase agreements may be considered cash equivalents if the collateral pledged is an obligation of the U.S. government, its agencies or instrumentalities.

Closed-End Funds

The Portfolios may invest in shares of closed-end funds. Closed-end funds are investment companies that generally do not continuously offer their shares for sale. Rather, closed-end funds typically trade on a secondary market, such as the New York Stock Exchange or the NASDAQ Stock Market, Inc. Closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the fund's investment objective. Moreover, investments in a closed-end fund generally reflect the risks of the closed-end fund's underlying portfolio securities. Closed-end funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to purchase by a Portfolio. Closed-end funds may trade infrequently and with small volume, which may make it difficult for a Portfolio to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of owning the underlying securities. Since closed-end funds trade on exchanges, a Portfolio may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares. Additionally, activist investment firms may target closed-end funds, exploiting the discount between their market price and their NAV to purchase shares in order to accumulate large stakes in these funds. These activist firms oftentimes then pressure fund management to take action, such as tender offers, share buybacks or fund liquidations, that result in the share price converging with the NAV to generate short-term profits. If a closed-end fund is targeted by an activist investment firm, the closed-end fund may not be able to meet its investment objective. Additionally, the closed-end fund’s other expenses, including expenses relating to proxy solicitation, shareholder communications and special meetings as well as legal and litigation costs, could increase as a result of an activist campaign.

Collateralized Debt Obligations

The Portfolios may invest in collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured vehicles. CBOs, CLOs, CDOs and similarly structured vehicles are types of asset-backed securities. In a CBO transaction, a special purpose entity (“SPE”) issues securities backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many different types of fixed-income securities, such as high yield debt, residential privately issued

10

mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. In a CLO transaction, an SPE issues securities collateralized by a pool of commercial loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In a CDO transaction, an SPE issues securities backed by other types of assets, including synthetic instruments that provide exposure to other asset-backed securities representing obligations of various parties. CBOs, CLOs, CDOs and similarly structured vehicles typically charge management fees and administrative expenses.

For CBOs, CLOs, CDOs and similarly structured vehicles, the cash flows received by the SPE are allocated among multiple classes of debt, called tranches, varying in seniority, risk level and potential yield. The most subordinated tranche (often referred to as the “equity” tranche) has the highest level of risk, as defaults on the underlying assets held by the SPE are borne first by the most subordinated tranche, thus providing the more senior tranches a cushion from losses. However, despite the cushion from the equity and other more junior tranches, senior tranches can experience substantial losses due to defaults or other losses on the assets which exceed those of the more junior tranches. Additionally, the market value of CBO, CLO and CDO securities can decrease due to such defaults on the underlying assets of such CBO, CLO or CDO, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, as well as market anticipation of defaults or aversion to CBO, CLO or CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CBO, CLO, CDO or similarly structured vehicle vary depending on the type of the underlying collateral and the class of the issuer in which a Portfolio invests, among other factors. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs, CDOs and similarly structured vehicles may be classified as illiquid investments. Notwithstanding such classification, an active dealer market may exist for CBOs, CLOs, CDOs and similarly structured vehicles allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with debt or fixed-income securities discussed elsewhere in this SAI and the Portfolios' Prospectuses (e.g., interest rate, credit, liquidity, prepayment and default risk), CBOs, CLOs, CDOs and similarly structured vehicles carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments owed by the SPE to the holders of its securities; (ii) the underlying assets may experience defaults; (iii) the value or quality of the underlying assets may decline, and the SPE may sell such assets at a loss; (iv) the SPE itself may experience an event of default, which could result in an acceleration of its debt and a liquidation of its assets at a loss; (v) a Portfolio may invest in CBO, CLO or CDO tranches that are subordinate to other tranches; (vi) the complex structure of the CBO, CLO or CDO may not be fully understood at the time of investment and may produce disputes with the parties involved in the transaction regarding the characterization of proceeds and/or unexpected investment results; (vii) the investment return achieved by the Portfolio could be significantly different than those predicted by financial models; (viii) the lack of a readily available market for CDOs; (ix) the risk of forced "fire sale" liquidation due to technical defaults such as coverage test failures; and (x) the CDO's manager may perform poorly.

In addition, these risks may be magnified depending on the tranche of CBO, CLO or CDO securities in which a Portfolio invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches. In addition, interest on certain tranches of a CBO, CLO or CDO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CBO, CLO and CDO securities may receive credit enhancement in the form of a senior-subordinate structure or over-collateralization, but such enhancement may not always be present and may fail to protect the Portfolios against the risk of loss due to defaults on the collateral.

CDOs are subject to additional risks because they are backed primarily by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by CDOs are borne first by holders of subordinate tranches. Accordingly, the risks associated with CDO investments depend largely on the type of underlying collateral and the tranche of CDOs in which the Portfolio invests. Additionally, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.

Combined Transactions

Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. A Portfolio may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Manager or Subadvisor, it is in the best interest of the Portfolio to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Commercial Paper

A Portfolio may invest in, among other things, commercial paper if it is rated at the time of investment in the highest ratings category by a nationally recognized statistical ratings organization ("NRSRO"), such as Prime-1 or A-1, or if not rated by an NRSRO, if the Portfolio’s Manager or Subadvisor determines that the commercial paper is of comparable quality.

11

In addition, unless otherwise stated in the Prospectus or this SAI, each Portfolio (with the exception of the VP Substitution Portfolios) may invest up to 5% of its total assets (0.5% of total assets for the NYLIM VP U.S. Government Money Market Portfolio, subject to Rule 2a-7 under the 1940 Act) in commercial paper if, when purchased, it is rated in the second highest ratings category by an NRSRO, or, if unrated, the Portfolio’s Manager or Subadvisor determines that the commercial paper is of comparable quality. See "Money Market Investments" for more information.

Generally, commercial paper represents short-term (typically, nine months or less) unsecured promissory notes issued (in bearer form) by banks or bank holding companies, corporations and finance companies. A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to rating agencies by the issuer or obtained from other sources the rating agencies consider reliable. The rating agencies do not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information. See "Cash Equivalents" for more information.

Commodities and Commodity-Linked Derivatives

The Portfolios may seek to gain exposure to the commodities markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. Commodity-linked or index-linked notes are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes may be illiquid and are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

Commodities include precious metals (such as gold, silver, platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral or agricultural products), a commodity futures contract or commodity index or other economic variable based upon changes in the value of commodities or the commodities markets or by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry (or the expectation of such changes). The value of these securities will rise or fall in response to changes in the underlying commodity or related index investment.

Exposure to the commodities markets may subject a Portfolio to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors such as changes in overall market movements, changes in foreign currency exchange rates, political and economic events and policies, including environmental policies and regulation, war, taxation, acts of terrorism, sanctions and other trade policies and changes in interest rates or inflation rates (or the expectation of such changes). Prices of various commodities may also be affected by factors such as drought, wildfires, floods, weather, embargoes, disease, pandemics, tariffs and other regulatory or environmental developments. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

There are several additional risks associated with commodity futures contracts. In the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Portfolio is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price.

Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Portfolio.

Convertible Securities

A Portfolio may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Manager or a Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Portfolios' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies. The NYLIM VP Bond Portfolio may not invest more than 25% of its total assets in convertible debt securities or preferred or convertible preferred stocks.

12

Convertible debt securities, until converted, have the same general characteristics as other fixed-income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange the investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

As with all fixed-income securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure.

Holders of fixed-income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer. Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

A Portfolio may invest in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertibles are typically offered by financial institutions or investment banks in private placement transactions and are typically sold back to the offering institution. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component. Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Portfolio purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. Synthetic convertible securities are considered convertible securities for compliance testing purposes.

Contingent Convertible Securities

The NYLIM VP MacKay Convertible Portfolio may invest in a type of convertible securities referred to as contingent convertible securities (“CoCos”), which are a form of hybrid debt security typically issued as subordinated debt instruments (i.e., the rights and claims of holders of CoCos will generally rank junior to the claims of holders of the issuer’s other debt instruments). Unlike traditional convertible securities, the conversion of a CoCo is contingent and occurs based on specified triggering events.

CoCos are usually issued by non-U.S. banks and are subject to risks in addition to those of convertible securities because, among other things, CoCos may be automatically converted to equity (such as common stock) or have their principal written down upon the occurrence of certain triggering events. These triggering events are usually linked to regulatory capital or other financial thresholds or regulatory actions calling into question the issuer’s continued viability as a going concern, such as an issuer’s capital falling below a specified level, an increase in an issuer’s risk weighted assets or the issuer’s share price falling below a particular level for a set period of time. If the issuer triggers the CoCo’s conversion mechanism, the Portfolio may lose all or part of the principal amount invested on a permanent or temporary basis or the CoCo may be converted to equity or other security ranking junior to the corresponding CoCo, which may occur at a predetermined share price. CoCos’ unique equity conversion and principal write-down features are tailored to the issuer and its regulatory requirements and are set forth in the applicable documentation governing the CoCos.

CoCos often have no stated maturity and often have fully discretionary coupons. This means coupons can potentially be suspended or cancelled at the issuer’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses. In light of the uncertainty with respect to investments in CoCos, their value is subject to heightened volatility and may decrease quickly in the event that coupon payments are suspended or otherwise adversely affected.

CoCos are typically issued in the form of subordinated debt instruments to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos against the issuer in respect of or arising under the terms of the CoCos would generally rank junior to the claims

13

of holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event, each holder of the CoCos will be further subordinated as a result of the conversion from being the holder of a debt instrument to being the holder of an equity instrument. Holders of CoCos may be limited in their ability to institute claims against issuers.

The value of CoCos may fluctuate based on unpredictable factors and will be influenced by many factors, including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Covenant-Lite Obligations

A Portfolio may invest in or be exposed to floating rate loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. A Portfolio may obtain exposure to covenant-lite obligations through investment in securitization vehicles and other structured products. In current market conditions, many new, restructured or reissued loans and similar debt obligations do not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations allow borrowers to exercise more flexibility with respect to certain activities that may otherwise be limited or prohibited under similar loan obligations that are not covenant-lite. In an investment with a traditional financial maintenance covenant, the borrower is required to meet certain regular, specific financial tests over the term of the investment; in a covenant-lite obligation, the borrower would only be required to satisfy certain financial tests at the time it proposes to take a specific action or engage in a specific transaction (e.g., issuing additional debt, paying a dividend or making an acquisition) or at a time when another financial criteria has been met (e.g., reduced availability under a revolving credit facility or asset value falling below a certain percentage of outstanding debt obligations). In addition, in a loan with traditional covenants, the borrower is required to provide certain periodic financial reporting that typically includes a detailed calculation of certain financial metrics; in a covenant-lite obligation, certain detailed financial information is only required to be provided when a financial metric is required to be calculated, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. In addition, in the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower or take other measures intended to mitigate losses prior to default. Accordingly, a Portfolio may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies and may experience losses or delays in enforcing its rights on covenant-lite obligations. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

Credit and Liquidity Enhancements

Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager or Subadvisor may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase or sell a security supported by such enhancement (in a manner consistent with Rule 2a-7 under the 1940 Act for purposes of NYLIM VP U.S. Government Money Market Portfolio). In evaluating the credit of a foreign bank or other foreign entities, the Manager or Subadvisor will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a Portfolio's share price.

Debt Securities

Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Portfolio invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Portfolio generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturities of a Portfolio's investments and changes in values of the currencies in which a Portfolio's investments are denominated relative to the U.S. dollar. Generally, a rise in interest rates will reduce the value of fixed-income securities held by a Portfolio and a decline in interest rates will increase the value of fixed-income securities held by a Portfolio. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

A Portfolio's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Portfolio. Additionally, the NYLIM VP Bond Portfolio may not invest more than 25% of its total assets in debt securities that are rated lower than the four highest grades as determined by Moody's or S&P, but which are rated at least B- by S&P or B3 by Moody's. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

14

Corporate debt securities may bear fixed, contingent or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

Since shares of the Portfolios represent an investment in securities with fluctuating market prices, the value of shares of each Portfolio will vary as the aggregate value of the Portfolio's portfolio securities increases or decreases. The value of lower-rated debt securities that a Portfolio purchases may fluctuate more than the value of higher-rated debt securities, thus potentially increasing the volatility of a Portfolio's NAV per share. Lower-rated debt securities generally carry greater risk that the issuer will default or be delinquent on the payment of interest and principal. Lower-rated fixed-income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Portfolios but will be reflected in the NAV of the Portfolios' shares.

When and if available, debt securities may be purchased at a discount from face value. From time to time, each Portfolio may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

Investment grade securities are generally securities rated at the time of purchase Baa3 or better, or BBB- or better by an NRSRO, or comparable non-rated securities. Non-rated securities will be considered for investment by a Portfolio when the Manager or Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio’s objective and policies.

Corporate debt securities with a below investment grade rating or deemed to be comparable to such rating by the Manager or Subadvisor have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. If a credit rating agency downgrades the rating of a portfolio security held by a Portfolio, the Portfolio may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Portfolio's shareholders.

The ratings of fixed-income securities by an NRSRO are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

Depositary Receipts and Registered Depositary Certificates

A Portfolio may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), Non-Voting Depositary Receipts (“NVDRs”) or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank, exchange or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in U.S., European and international securities markets, as applicable, ADRs, EDRs, GDRs, IDRs and NVDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. NVDRs are typically issued by an exchange or its affiliate. Generally, ADRs, in registered form, are designed for use in U.S. securities markets, and EDRs, GDRs, IDRs and NVDRs are designed for use in European and international securities markets. An ADR, EDR, GDR, IDR or NVDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

There is no guarantee that a financial institution will continue to sponsor depositary receipts, or that the depositary receipts will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt. Changes in foreign currency exchange rates will affect the value of depositary receipts and, therefore, may affect the value of the Portfolio's portfolio.

Derivative Instruments – General Discussion

The Portfolios may use derivative instruments consistent with their respective investment objectives for purposes including, but not limited to, hedging, managing risk or equitizing cash while maintaining liquidity. Derivative instruments are commonly defined to include securities or contracts whose value depends on (or "derives" from) the value of one or more other assets, such as securities, currencies or commodities. These "other assets" are commonly referred to as "underlying assets." Please see the disclosure regarding specific types of derivative instruments, such as options, futures, swaps, forward contracts, indexed securities and structured notes elsewhere in this SAI for more information.

Hedging. The Portfolios may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, their respective portfolios. Derivatives may also be used by the Portfolios to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of

15

unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

Managing Risk. The Portfolios may also use derivative instruments to manage the risks of their respective assets. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations held, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as equity, debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for a Portfolio to invest than "traditional" securities (i.e., stocks or bonds) would.

Equitization. A Portfolio may also use derivative instruments to maintain exposure to the market, while maintaining liquidity to meet expected redemptions or pending investment in securities. The use of derivative instruments for this purpose may result in losses to the Portfolio and may not achieve the intended results. The use of derivative instruments may not provide the same type of exposure as is provided by the Portfolio’s other portfolio investments.

Managed Futures. A Portfolio may take long and short positions in futures contracts in order to gain exposure to certain global markets. Additionally, a Portfolio may invest in an investment vehicle that employs a managed futures strategy. The success of a managed futures strategy will depend in part on the Manager, Subadvisor or underlying investment vehicle’s manager’s ability to correctly predict price movements, and such predictions may prove incorrect. The use of a managed futures strategy may not achieve its intended results and may result in losses to a Portfolio.

Exchange or OTC Derivatives. Derivative instruments may be exchange-traded or traded in over-the-counter ("OTC") transactions between private parties. Exchange-traded derivatives include certain standardized options, futures and swap contracts. Exchange-traded contracts are generally liquid. The exchange clearinghouse is the counterparty of every exchange-traded contract. Thus, each holder of an exchange-traded contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC derivatives are contracts between the holder and another party to the transaction (usually a securities dealer or a bank), but not any exchange clearinghouse. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. Currently, some, but not all, swap transactions are subject to central clearing and exchange-trading. Swap transactions that are not exchange-traded and/or centrally cleared are less liquid than centrally cleared and exchange-traded instruments. Eventually, it is expected that many additional swaps will be centrally cleared and exchange-traded. Although these changes are expected to decrease the counterparty risk involved in bilaterally negotiated contracts because they interpose the central clearinghouse as the counterparty to each participant’s swap, exchange-trading and clearing do not eliminate counterparty credit risk or make swap transactions risk-free. A Portfolio is subject to the credit risk of any clearinghouse or clearing member through which it holds its cleared derivatives position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in relatively few clearinghouses and clearing members. At this time, it is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. In the event of the insolvency of a clearinghouse, the Portfolio might experience a loss of funds deposited through its clearing member as margin with the clearinghouse, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such an insolvency might also cause a substantial delay before the Portfolio could obtain the return of funds owed to it by a clearing member who was a member of such clearinghouse. In the event of the bankruptcy of a clearing member, the Portfolio might be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class.

Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections relating to those instruments contained elsewhere in this SAI.

1. Leverage & Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Portfolios to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Manager's or Subadvisor's ability to anticipate movements of the securities and currencies markets, which requires different skills than anticipating changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the Manager's or Subadvisor's judgment that the derivative transaction will provide value to a Portfolio and its shareholders and is consistent with the Portfolio's objectives, investment limitations and operating policies. In making such a judgment, the Manager or Subadvisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Portfolio's entire portfolio and investment objective. In order to manage leverage and market risk, the Manager will monitor a Portfolio against its notional derivatives exposure or value-at-risk (“VaR”) leverage limit, as applicable.

2. Credit Risk. The Portfolios will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, including certain currency forward contracts, there is not always a similar clearing agency guarantee. In all transactions, the Portfolios will bear the risk that the counterparty will default, and this could result in a loss of the

16

expected benefit of the derivative transaction and possibly other losses to the Portfolios. The Portfolios will enter into transactions in derivative instruments only with counterparties that the Manager or Subadvisor reasonably believes are capable of performing under the contract.

3. Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) can result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

4. Market and Portfolio Liquidity Risk. Derivatives are also subject to the risk that they cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the derivative. Generally, exchange-traded contracts are very liquid because the exchange clearinghouse is the counterparty of every contract and prices and volumes are posted on the exchange. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Portfolio might be required by applicable regulatory requirements to make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Portfolio is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. The requirements might impair the Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio sell a portfolio security at a disadvantageous time. A Portfolio's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Portfolios. The Manager or Subadvisor will also monitor a Portfolio's obligations to satisfy calls for margin payments and make settlement payments under its derivatives transactions and confirms that the Portfolio will have sufficient liquid assets available to satisfy such obligations as they become due.

5. Operational & Legal Risk. Operational risk generally refers to the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error. The Manager or Subadvisor will monitor a Portfolio for operational issues. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

6. Systemic or "Interconnection" Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

7. Tax Risk. A Portfolio's transactions in derivatives (such as options, swaps and other similar financial contracts) will be subject to special tax rules, the effect of which may be to accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Derivatives Regulatory Matters

The Portfolios, as well as the issuers of the securities and other instruments in which the Portfolios may invest, are subject to considerable regulation and the risks associated with adverse changes in law and regulation governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Portfolio to fully implement its investment strategy, either generally or with respect to certain industries or countries. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear and may adversely affect, among other things, the availability, value or performance of derivatives.

Each of the exchanges and other trading facilities on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which the Portfolios may write. Option positions of all investment companies advised by the Manager or a Subadvisor are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions. The Commodity Futures Trading Commission ("CFTC") and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract, and in some very

17

limited cases, swap contracts. The Manager and/or Subadvisor will need to consider whether the exposure created under these contracts might exceed the applicable limits in managing a Portfolio, and the limits may constrain the ability of the Portfolio to use such contracts.

A Portfolio's trading of derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) is subject to a “limited derivatives users” exception that imposes a limit on notional derivatives exposure or subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. When a Portfolio trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Portfolio’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Portfolio satisfies the limited derivatives users exception, but for Portfolios subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. SEC guidance in connection with the final rule regarding the use of securities lending collateral that may limit a Portfolio's securities lending activities. These requirements may limit the ability of a Portfolio to use derivatives, short sales and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a Portfolio's investments and cost of doing business, which could adversely affect investors.

The Manager has filed notices of eligibility to claim an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) for the Portfolios offered in this SAI, and, therefore, is not subject to registration or regulation as a CPO with regard to these Portfolios under the CEA. The Manager is also exempt from registration as a “commodity trading advisor” (“CTA”) with respect to the Portfolios covered by this SAI. Accordingly, the Manager is not subject to regulation as a CPO or CTA with respect to the Portfolios.

The terms of CFTC Regulation 4.5 require each of the Portfolios covered by this SAI, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include futures, commodity options and swaps, which in turn include non-deliverable currency forwards. The Portfolios are not intended as vehicles for trading commodity interests. The CFTC has neither reviewed nor approved the Manager’s reliance on these exclusions, the Portfolios' investment strategies, Prospectus or the SAI.

For certain Portfolios operating as funds-of-funds, the Manager has also claimed temporary relief from CPO registration under the CEA and, therefore, are not currently subject to registration or regulation as a CPO with regard to these Portfolios under the CEA. When the temporary exemption expires, to the extent these Portfolios are not otherwise eligible for exemption from CFTC regulation, the Manager may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exemption from CFTC regulation.

The requirements for qualification as a regulated investment company also may limit the extent to which a Portfolio may enter into futures, options on futures or forward contracts. See "Tax Information."

Direct Investments

Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise.

Certain direct investments may include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Direct investments may also fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the direct investments may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the resale prices on these securities could be adversely impacted as a result of relative illiquidity. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Portfolio may be required to bear the expense of the registration. Direct investments can be difficult to price accurately and may be valued at “fair value” in accordance with valuation policies established by the Board, and are subject to the valuation risks. See “How Portfolio Securities Are Valued” below.

Distressed Securities

Certain Portfolios may invest in securities, claims and obligations of U.S. and non-U.S. issuers which are experiencing significant financial or business difficulties (including companies involved in bankruptcy or other reorganization and liquidation proceedings). Certain Portfolios may purchase distressed securities and instruments of all kinds, subject to tax considerations, including equity and debt instruments and, in particular, loans, loan participations, claims held by trade or other creditors, bonds, notes, non-performing and sub-performing mortgage loans, beneficial interests in liquidating trusts or other similar types of trusts, fee interests and financial interests in real estate, partnership interests and similar financial instruments, executory contracts and participations therein, many of which are not publicly traded and which may involve a substantial degree of risk.

18

Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high yield securities. Distressed securities may be subject to greater levels of market, issuer and liquidity risks. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, a Portfolio will not receive interest payments on such securities and may incur costs to protect its investment. In addition, a Portfolio's ability to sell distressed securities and any securities received in exchange for such securities may be restricted and the secondary market on which distressed company securities are traded may be less liquid than the market for higher grade securities.

In particular, defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. The amount of any recovery may be adversely affected by the relative priority of a Portfolio's investment in the issuer’s capital structure. The ability to enforce obligations may be adversely affected by actions or omissions of predecessors in interest that give rise to counterclaims or defenses, including causes of action for equitable subordination or debt recharacterization. In addition, such investments, collateral securing such investments, and payments made in respect of such investments may be challenged as fraudulent conveyances or to be subject to avoidance as preferences under certain circumstances.

Investments in distressed securities inherently have more credit risk than do investments in similar securities and instruments of non-distressed companies, and the degree of risk associated with any particular distressed securities may be difficult or impossible for the Manager or a Subadvisor to determine within reasonable standards of predictability. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed securities is unusually high.

If the evaluation of the eventual recovery value of a defaulted instrument by the Manager or a Subadvisor should prove incorrect, a Portfolio may lose a substantial portion or all of its investment or it may be required to accept cash or instruments with a value less than a Portfolio's original investment.

Investments in financially distressed companies domiciled outside the United States involve additional risks. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

Effective Maturity

Certain Portfolios may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage pre-payments, in addition to the maturity dates of the securities in the portfolio.

Equity Securities

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock. Holders of common stock may be subject to greater risks than holders of preferred stock and debt securities because common stockholders' claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of an issuer.

Growth Stock. A Portfolio may invest in equity securities of companies that the portfolio manager believes will experience relatively rapid earnings growth. Such “growth stocks” typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Large-Cap Stock. Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, and may suffer sharper price declines as a result of earnings disappointments. During a period when the performance of stocks issued by larger companies falls behind other types of investments, such as smaller capitalized companies, a Portfolio’s investments in large-cap issuers may be more likely to adversely affect its performance relative to funds investing in smaller cap companies.

Mid-Cap and Small-Cap Stocks. The general risks associated with equity securities and liquidity risk are particularly pronounced for stocks of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Stocks of mid-capitalization and small-capitalization companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Generally, the smaller the company, the greater these risks become.

19

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or noncumulative, participating or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases, preferred stock dividends are not paid at a stated rate and may vary depending on an issuer’s financial performance. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Value Stock. A Portfolio may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio manager believes are selling at a price lower than their true value. Companies that issue such “value stocks” may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what a Portfolio's portfolio manager believes is their full value or that they may go down in value. If the portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of that company’s stocks may decline or may not approach the value that the portfolio manager anticipates.

Eurocurrency Instruments

A Portfolio may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the interbank rates or other reference rates. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Portfolio might use Eurocurrency futures contracts and options thereon to hedge against changes in interbank rates, to which many interest rate swaps and fixed- income instruments are linked. See "Floating and Variable Rate Securities."

Exchange-Traded Funds

A Portfolio may invest in shares of exchange-traded funds ("ETFs"). ETFs are investment companies whose shares trade like stocks. (See also "Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, and may trade at prices above or below the value of their underlying portfolios. The share price of an ETF is derived from and based upon the securities held by the ETF and the relative supply of and demand for the ETF’s shares. A lack of liquidity in an ETF’s shares could result in the market price of the ETF’s shares being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on the Portfolio’s investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for a Portfolio to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Portfolio or where access to a local market is restricted or not cost-effective, or for other portfolio management reasons.

A Portfolio may invest in certain ETFs beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions. Ordinarily, the 1940 Act limits a Portfolio's investments in a single ETF to 5% of the Portfolio’s total assets and in all ETFs to 10% of the Portfolio’s total assets and 3% of the total shares outstanding of the ETF. In reliance on regulations under the 1940 Act, a Portfolio may generally invest in excess of these limitations in a single ETF or in multiple ETFs, respectively. For additional information, see “Investment Companies” below.

An ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

A Portfolio may invest its net assets in ETFs that invest in securities similar to those in which the Portfolio may invest directly, and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act).

A Portfolio may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and this SAI.

Among other types of ETFs, a Portfolio also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the NYSE MKT LLC (“NYSE MKT”) (formerly known as the American Stock Exchange, Inc.) that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500® Index. SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500® Index. SPDRs are listed on the NYSE MKT and traded in the secondary market. The values of SPDRs are subject to change as the values of their respective component common

20

stocks fluctuate according to the volatility of the market. Investments in SPDRs involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Portfolio. Moreover, a Portfolio's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Portfolio due to transaction costs and other Portfolio expenses.

ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all. Instead, the ETF issues and redeems its shares in large blocks (typically 50,000 shares) called “creation units.” Creation units are issued to anyone who deposits a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends on the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends on the date of redemption. Most ETF investors purchase and sell ETF shares in the secondary trading market on a securities exchange in lots of any size, at any time during the trading day. ETF investors generally pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.

The purchase of ETFs may require the payment of substantial premiums above, or discounts below, the value of such ETFs’ portfolio securities or NAVs and may be illiquid. Because ETF shares are created from the securities of an underlying portfolio and may be redeemed for the securities of an underlying portfolio on any day, arbitrage traders may move to profit from any price discrepancies between the shares and the ETF’s portfolio, which in turn helps to close the price gap between the two. Because of supply and demand and other market factors, there may be times during which an ETF share trades at a premium or discount to its NAV. Market makers in an ETF’s shares generally seek to take advantage of arbitrage opportunities when the price of an ETF’s shares differ from the aggregate value of the ETF’s underlying portfolio securities, thus enabling an ETF’s share price to track the value of its portfolio holdings. However, market makers may choose to “step away” from this role, which may result in a premium or discount for the shares as compared to their net asset value.

A Portfolio intends to be a long-term investor in ETFs and does not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities. However, a Portfolio may redeem creation units for the underlying securities (and any applicable cash) and may assemble a portfolio of the underlying securities to be used (with any required cash) to purchase creation units, if the Manager or Subadvisor believes that it is in the Portfolio’s best interest to do so. A Portfolio's ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs are not obligated to redeem shares held by the Portfolio in an amount exceeding 1% of their total outstanding securities during any period of less than 30 days.

A Portfolio will invest in ETF shares only if the ETF is registered as an investment company under the 1940 Act (see “Investment Companies” below). If an ETF in which a Portfolio invests ceases to be a registered investment company, a Portfolio will dispose of the securities of the ETF. Furthermore, in connection with its investment in ETF shares, a Portfolio incurs various costs. A Portfolio may also realize capital gains or losses when ETF shares are sold, and the purchase and sale of the ETF shares may generate a brokerage commission that may result in costs. In addition, a Portfolio will be subject to other fees as an investor in ETFs. Generally, those fees include, but are not limited to, trustee fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the NAV of the ETF and therefore its shares.

There is a risk that an ETF in which a Portfolio invests may terminate due to extraordinary events that may cause service providers to the ETF, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because certain of the ETFs in which a Portfolio may principally invest are granted licenses to use the relevant indices as a basis for determining their compositions and otherwise to use certain trade names, the ETFs may terminate if the license agreements are terminated. In addition, an ETF may terminate if its NAV falls below a certain amount.

Aggressive ETF Investment Technique Risk. ETFs may use investment techniques and financial instruments that could be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. An ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Such instruments, particularly when used to create leverage, may expose the ETF to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes an ETF to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying the ETF’s benchmark, including: (1) the risk that an instrument is temporarily mispriced; (2) credit, performance or documentation risk on the amount each ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and an ETF will incur significant losses; (4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; (5) the risk that the cost of holding a financial instrument may exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, both of which may make it difficult or impossible to adjust an ETF’s position in a particular instrument when desired.

Inverse Correlation ETF Risk. ETFs benchmarked to an inverse multiple of an index generally lose value as the index or security underlying such ETF’s benchmark is increasing (gaining value), a result that is the opposite from conventional mutual funds.

Leveraged ETF Risk. Leverage offers a means of magnifying market movements into larger changes in an investment’s value and provides greater investment exposure than an unleveraged investment. While only certain ETFs employ leverage, many may use leveraged investment techniques

21

for investment purposes. ETFs that employ leverage will normally lose more money in adverse market environments than ETFs that do not employ leverage.

Exchange Traded Notes

A Portfolio may invest in exchange-traded notes (“ETNs”), which are unsecured and unsubordinated structured debt securities that combine certain features of debt securities and ETFs and typically provide exposure to a market index. A Portfolio will bear its proportionate share of any fees and expenses of any ETNs in which it invests and, as a result, returns on these investments typically do not correlate fully to the performance of the relevant market index. Investments in ETNs are subject to risks similar to debt securities, including credit risk and counterparty risk, and the value of an ETN may be impacted by time remaining to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the ETN or the components of the relevant market index. Unlike many debt securities, no periodic coupon payments are distributed and no principal protections exist for investments in ETNs. In addition, ETNs are subject to the other risks associated with the components of the relevant market index and the risks generally associated with investments in ETFs. For example, a Portfolio may be limited in its ability to sell its ETN holdings at a favorable time or price depending on the availability and liquidity of a secondary market, and a Portfolio may have to sell some or all of its ETN holdings at a discount. The timing and character of income and gains derived by a Portfolio from investments in ETNs for U.S. federal income tax purposes may be affected by future legislation.

Firm or Standby Commitments — Obligations with Puts Attached

A Portfolio may from time to time purchase securities on a "firm commitment" or "standby commitment" basis. Such transactions might be entered into, for example, when the Manager or Subadvisor of a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Portfolio will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.

A Portfolio may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Portfolios may pay for a standby commitment either separately in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager and the Subadvisors understand that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance letter rulings as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Portfolio intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Portfolio, nor will a Portfolio assume that such commitments would continue to be available under all market conditions.

A standby commitment may not be used to affect a Portfolio's valuation of the security underlying the commitment. Any consideration paid by a Portfolio for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Portfolio as unrealized depreciation until the standby commitment is exercised or has expired.

Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Portfolio and not for purposes of leveraging the Portfolio's assets. However, a Portfolio will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss. A Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into.

The Portfolios do not believe that a Portfolio's NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time a Portfolio makes the commitment to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's NAV per share. The market value of

22

the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that a Portfolio's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis.

Floating and Variable Rate Securities

The Portfolios may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions or other factors) or the inability or unwillingness of a participating broker/dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity.

The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate or an interbank offered rate. The interest rate on a floater may reset periodically, typically every three to six months, or whenever a specified interest rate changes. While, because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates; a Portfolio will participate in any declines in interest rates as well. To be an eligible investment for a money market fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost and the investment otherwise must comply with Rule 2a-7 under the 1940 Act.

Certain Portfolios may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be classified as illiquid investments.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, a Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Foreign Currency Transactions

A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Forward contracts to purchase or sell a foreign currency may also be used by a Portfolio in anticipation of future purchases (or in settlement of such purchases) or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected. Forward currency contracts may also be used to exchange one currency for another, including to repatriate foreign currency. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when used for hedging purposes, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase.

Foreign currency transactions in which a Portfolio may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and foreign exchange futures contracts. A Portfolio also may use foreign currency transactions to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

To the extent that a Portfolio invests in foreign securities, it may enter into foreign currency forward contracts in order to increase its return by trading in foreign currencies and/or protect against uncertainty in the level of future foreign currency exchange rates. A Portfolio may also enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

23

Normally, consideration of fair value exchange rates will be incorporated in a longer-term investment decision made with regard to overall diversification strategies. However, certain Subadvisors believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Portfolio will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Portfolio might employ a foreign currency transaction. When a Portfolio enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Portfolio will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Portfolio would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

When the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Portfolio also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency, which may be less costly than a direct hedge. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A proxy hedge entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired, as proxies, and the relationship can be very unstable at times. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Portfolio will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

A Portfolio also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency but will cause a Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

A Portfolio may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

At the consummation of the forward contract, a Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Portfolio into such currency. If a Portfolio engages in an offsetting transaction, the Portfolio will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case a Portfolio may suffer a loss.

When a Portfolio has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor.

Certain Subadvisors believe that active currency management strategies can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated. However, the use of currency management strategies to protect the value of a Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

While a Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Portfolio's assets. Moreover, there may be an imperfect correlation between a Portfolio's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss.

24

The Portfolios cannot assure that their use of currency management will always be successful. Successful use of currency management strategies will depend on the Manager's or Subadvisor's skill in analyzing currency values. Currency management strategies may substantially change a Portfolio's investment exposure to changes in currency exchange rates and could result in losses to a Portfolio if currencies do not perform as the Manager or Subadvisor anticipates. For example, if a currency's value rose at a time when the Manager or Subadvisor had hedged a Portfolio by selling that currency in exchange for dollars, a Portfolio would not participate in the currency's appreciation. If the Manager or Subadvisor hedges currency exposure through proxy hedges, a Portfolio could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Manager or Subadvisor increases a Portfolio's exposure to a foreign currency and that currency's value declines, a Portfolio will realize a loss. There is no assurance that the Manager's or Subadvisor's use of currency management strategies will be advantageous to a Portfolio or that it will hedge at appropriate times. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of some portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Portfolio may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager's or Subadvisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Portfolio in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Portfolio will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, these contracts are subject to counterparty risks as there can be no assurance that the other party to the contract will perform its services thereunder. Certain foreign currency forwards may eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk and liquidity risk involved in bilaterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. A Portfolio may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Foreign Government and Supranational Entity Securities

A Portfolio may invest in debt securities or obligations of foreign governments, agencies and supranational organizations ("Sovereign Debt"). A Portfolio's portfolio may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to repay principal or interest when due in accordance with the terms of such debt, and a Portfolio may have limited legal recourse in the event of default.

The Manager's or Subadvisor's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. The Manager or Subadvisors do not believe that the credit risk inherent in the Sovereign Debt of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of a Portfolio's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. A Portfolio's investments may also include debt securities denominated in European Currency Units of an issuer in a country in which the Portfolio may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

A "supranational entity" is an entity established or financially supported by the governments of several countries to promote reconstruction, economic development or trade. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank and the European Coal and Steel Community. Typically, the governmental members, or "stockholders," make initial capital contributions to the supranational entity and may be committed to make additional contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational entity. If such contributions or financial backing are not made, the entity may be unable to pay interest or repay principal on its debt securities. As a result, a Portfolio might lose money on such investments. In addition, if the securities of a supranational entity are denominated in a foreign currency, the obligations also will bear the risks of foreign currency investments. Securities issued by supranational entities may (or may not) constitute foreign securities for purposes of the Portfolios depending on a number of factors, including the countries that are members of the entity, the location of the primary office of the entity, the obligations of the members, the markets in which the securities trade, and whether, and to what extent, the performance of the securities is tied closely to the political or economic developments of a particular country or geographic region.

25

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Portfolio's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager or Subadvisors intend to manage the Portfolios' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign Index-Linked Instruments

A Portfolio may invest, subject to compliance with its limitations and policies applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Portfolio may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

A foreign index-linked instrument may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Currency-indexed securities may be positively or negatively indexed, meaning their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Foreign Securities

A Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. The NYLIM VP U.S. Government Money Market Portfolio is permitted to purchase U.S. dollar-denominated securities of foreign issuers subject to Rule 2a-7 under the 1940 Act. Securities of issuers within a given country may be denominated in the currency of another country. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Foreign securities may also be domiciled in the U.S. and traded on a U.S. market but possess elements of foreign risk.

An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation), as determined by a third party such as Bloomberg. In determining whether an issuer of a security is foreign, a Portfolio will ordinarily look to the issuer’s “country of risk.” The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes and its reporting currency. Although a Portfolio will generally rely on an issuer’s “country of risk,” as determined by Bloomberg, when categorizing securities as either U.S. or foreign-based, it is not required to do so. Any deviations would be considered on a case-by-case basis by New York Life Investment Management and could include, but would not be limited to, instances where a subadvisor disagrees with the primary stock exchange on which a dual listed issuer trades. For example, a Portfolio may choose to use a third party other than Bloomberg in cases where the Portfolio or the Portfolio's subadvisor(s) disagree with Bloomberg’s categorization of a particular issuer.

Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory or social instability (including, for example, regional and global conflict), military action or unrest, or adverse diplomatic or trade or other economic developments (including, for example, sanctions or tariffs), and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

A Portfolio may be affected by changes in U.S. or foreign trade policies, including the imposition of tariffs or retaliatory measures. Trade disputes or renegotiated trade agreements may affect global supply chains, market volatility, and the financial performance of issuers in export-oriented sectors or industries reliant on cross-border inputs. Recently, the U.S. government has taken steps to revise certain trade relationships and impose tariffs on specific goods, which has, in turn, triggered reciprocal measures from trading partners. Issuers in which a Portfolio invests may be indirectly affected by changes in trade policy or escalating trade tensions.

Certain Portfolios may invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Central and South America, the Middle East and Africa. Securities markets of emerging market countries may also have less efficient clearance and settlement

26

procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Portfolio's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability of a Portfolio to the purchaser. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing, corporate governance and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Portfolios may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies. Additionally, investments in certain countries may subject a Portfolio to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of a Portfolio, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which a Portfolio invests, or result in unexpected tax liabilities for a Portfolio.

Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities may be exposed to many, if not all, of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S. dollar-denominated securities traded in U.S. securities markets.

Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic and legal structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. Countries with lower levels of government regulation could be more susceptible to market manipulation, and less extensive and transparent accounting, auditing, corporate governance, recordkeeping, financial reporting and other requirements which limit the quality and availability of financial information. These countries may also be more susceptible to fraud, money laundering and economic sanctions risk, which may result in negative commercial consequences in relation to the value, liquidity and tradability of investments in or related to those countries and regions. There is also a risk that the SEC and the Public Company Accounting Oversight Board (“PCAOB”) may not be able to inspect the audit work and practices of PCAOB-registered auditing firms in emerging market countries, such as China, and this may result in the unavailability of financial information about U.S.-listed emerging market companies. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

In addition, governments of many emerging market countries have become reliant on the international capital markets and other forms of foreign credit to finance large public spending programs that cause large budget deficits. As a result of either an inability to pay or submission to political pressure, governments have sought to restructure their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted (in part or full) on their outstanding debt obligations. These types of events adversely affect the values of securities issued by governments and corporations domiciled in these emerging market countries and negatively affect not only their cost of borrowing but also their ability to borrow in the future. The economic and political environment has presented significant challenges to the economies of emerging markets, including, among others, rising inflation, food insecurity, subdued employment growth, and economic setbacks caused by supply chain disruptions and a reduction in exports. In addition, custodial and/or settlement systems in emerging and frontier markets may be less developed than in developed countries and are subject to adverse market or government actions or legal or other restrictions or limitations restricting a Portfolio's ability to recover assets held by foreign custodians (or sub-custodians) or otherwise adversely affecting the Portfolio's investments in such countries.

China. To the extent a Portfolio invests in Chinese securities, its investments may be impacted by the economic, political, diplomatic and social conditions within China. Moreover, investments may be impacted by geopolitical developments such as China’s posture regarding Hong Kong and Taiwan, international scrutiny of China’s human rights record, including China’s treatment of some of its minorities, and competition between the United States and China and the increased tariffs and restrictions on trade between the two countries, and any of China's military or diplomatic moves or other regional developments. These domestic and external conditions may trigger a significant reduction in international trade, the institution of tariffs, sanctions by governmental entities or other trade barriers, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual Chinese companies or issuers and/or large segments of China’s export industry, which could have a negative impact on the liquidity or price of a Portfolio’s direct or indirect investments in China and, therefore, the Portfolio. In particular,

27

trade tensions could escalate between the United States and China, resulting in further tariffs and other measures against China that might adversely affect investments in China. China's actual or threatened responses to such measures may also further impact the Chinese economy and Chinese issuers. Events such as these and their consequences are difficult to predict and could have a negative impact on a Portfolio’s performance, including the loss incurred from a forced sale when trade barriers or other investment restrictions cause a security to become restricted.

Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. For example, the United States has imposed sanctions on senior Chinese officials and certain employees of Chinese technology companies and placed restrictions on U.S. investments in such companies. In addition, the adoption or continuation of protectionist trade policies by one or more countries could lead to a decrease in demand for Chinese products and reduced flows of foreign capital to these economies.

Special risks associated with investments in China include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. Investing in China presents other risks, such as, without limitation: inefficiencies from erratic growth; the unavailability of reliable economic or financial data; dependence on exports and international trade, including the risk of increased trade tariffs and embargoes; relatively high levels of asset price volatility, suspension risk and difficulties in settlement of securities; potential shortage of liquidity and limited accessibility by foreign investors; and greater competition from regional economies and territorial and other disputes with other countries. Also, China generally has less established legal, accounting, corporate governance and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information relating to Chinese issuers and limited rights and remedies of investors as a matter of law. These less developed systems also give rise to unofficial organizational structures and contractual arrangements which exist outside Chinese law. If Chinese regulators do not accept these structures and arrangements, the value of certain investments may be impacted with limited legal recourse for remedy.

Investments in China may subject a Portfolio's investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Portfolios, directly or indirectly, including by reducing the after-tax profits of companies in China in which a Portfolio invests. Chinese taxes that may apply to a Portfolio's investments include income tax or withholding tax on dividends, interest or gains earned by the Portfolio, business tax and stamp duty. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Portfolios.

In December 2020, the U.S. Congress passed the Holding Foreign Companies Accountable Act (“HFCAA”). The HFCAA provides that after three consecutive years of determinations by the U.S. Public Company Accounting Oversight Board (“PCAOB”) that positions taken by authorities in China obstructed the PCAOB’s ability to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, the companies audited by those firms would be subject to a trading prohibition on U.S. markets. On August 26, 2022, the PCAOB signed a Statement of Protocol with the China Securities Regulatory Commission (“CSRC”) and the Ministry of Finance of the People’s Republic of China to grant the PCAOB access to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, consistent with U.S. law. To the extent the PCAOB remains unable to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies, such inability may impose significant additional risks associated with investments in China. Further, to the extent a Portfolio invests in the securities of a company whose securities become subject to a trading prohibition, the Portfolio's ability to transact in such securities, and the liquidity of the securities, as well as their market price, would likely be adversely affected.

Certain Portfolios may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). Because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China, certain Chinese companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in China. In such cases, the Chinese operating company establishes an offshore company, and the offshore company enters into contractual arrangements (such as powers of attorney, equity pledge agreements and other services or business cooperation agreements) with the operating company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the operating company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of China and are available to non-Chinese investors such as a Portfolio. This arrangement allows non-Chinese investors in the offshore company to obtain economic exposure to the Chinese company without direct equity ownership in the Chinese company. Thus, VIE structures and its contractual arrangements are not equivalent to equity ownership in the operating Chinese company, which presents additional risks.

Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. On February 17, 2023, the CSRC released the “Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies” (the “Trial Measures”) which went into effect on March 31, 2023. The Trial Measures will require Chinese companies that pursue listings outside of mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. While the Trial Measures do not prohibit the use of VIE structures, this does not serve as a formal endorsement either. There is a risk that China might seek to prohibit the use of VIEs or eliminate their ability to transmit economic or governance rights to non-Chinese investors at any time. China's future stance on VIEs and the potential impact of any new regulations remains uncertain. Investments involving a VIE may also pose additional unique risks because such investments are made through a holding company whose interests in the underlying operating company are established through contract rather

28

than through equity ownership. For example, in the event of a dispute, the offshore company’s contractual claims with respect to the operating company may be deemed unenforceable in China, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. There is also uncertainty related to the Chinese taxation of VIEs and the Chinese tax authorities could take positions that result in increased tax liabilities. Further, the interests of the equity owners of the operating company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. Foreign companies listed on U.S. exchanges, including offshore companies that utilize a VIE structure, also could face delisting or other ramifications for failure to meet the requirements of the SEC, the PCAOB or other United States regulators. Any of the foregoing risks and events could negatively impact the value and liquidity of the investment in a VIE, and therefore a Portfolio's performance.

Funds of Funds

The NYLIM VP Asset Allocation Portfolios are each a "fund of funds" that seeks to achieve its investment objective by investing primarily in certain series of the Trust, New York Life Investments Funds and New York Life Investments Funds Trust (the "New York Life Investments Group of Funds"). The NYLIM VP Asset Allocation Portfolios may also invest in exchange-traded funds advised by New York Life Investment Management or its affiliates. The series/funds in which the NYLIM VP Asset Allocation Portfolios invest may be referred to in this SAI as the "Underlying Portfolios/Funds." The Underlying Portfolios/Funds in which the NYLIM VP Asset Allocation Portfolios currently invest are advised by New York Life Investment Management or its affiliates and are considered to be within the same "group of investment companies" as the NYLIM VP Asset Allocation Portfolios. The NYLIM VP Asset Allocation Portfolios do not currently invest in Underlying Portfolios/Funds that are not within the same "group of investment companies" as the Portfolios, but reserve the right to do so without prior notice to shareholders. New York Life Investment Management may change the Underlying Portfolios/Funds from time to time without prior approval from shareholders. The NYLIM VP Asset Allocation Portfolios, in addition to investing primarily in Underlying Portfolios/Funds, may invest directly in certain liquid securities, such as the following: bank obligations, commercial paper, firm or standby commitments, lending of portfolio securities, repurchase agreements, restricted 144A and 4(a)(2) securities and reverse repurchase agreements. These securities are described later in this section.
The NYLIM VP Hedge Multi-Strategy Portfolio is also a “fund of funds.” It invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in its Underlying Index, which includes underlying funds. The Underlying Index consists of a number of components (“Underlying Index Components”) selected in accordance with the rules-based methodology of the Underlying Index. Such Underlying Index Components will include primarily ETFs and/or other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange-traded commodity pools (“ETVs”), and may include ETNs (such ETFs, ETVs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”). The NYLIM VP Hedge Multi-Strategy Portfolio may also invest in one or more financial instruments, including but not limited to futures contracts and swap agreements.

By investing in the Underlying Portfolios/Funds and ETPs, the NYLIM VP Asset Allocation Portfolios and NYLIM VP Hedge Multi-Strategy Portfolio may have an indirect investment interest in some or all of the securities and instruments described in this section depending upon how their assets are allocated among the Underlying Portfolios/Funds and ETPs. In general, this SAI addresses many of the investment techniques and instruments used by Underlying Portfolios/Funds and ETPs, although the NYLIM VP Asset Allocation Portfolios may also be subject to additional risks associated with other securities, instruments and techniques utilized by the Underlying Portfolios/Funds and ETPs that are not described below. The NYLIM VP Asset Allocation Portfolios and NYLIM VP Hedge Multi-Strategy Portfolio will also have an indirect investment interest in other securities and instruments utilized by the Underlying Portfolios/Funds and ETPs. These securities and instruments are described in the Underlying Portfolios/Funds' or ETPs' current prospectuses and statements of additional information, which for the Underlying Portfolios/Funds that are within the same “group of investment companies” as the NYLIM VP Asset Allocation Portfolios are available upon request, free of charge, by calling us toll-free at 800-624-6782 or on the internet at dfinview.com/NYLIM/?site=VP.

The Underlying Portfolios/Funds and ETPs may engage in investment practices, or invest in instruments to the extent permitted in the prospectus and SAI or other offering documents through which they are offered. Unless otherwise stated in the applicable prospectus or other offering documents, investment techniques are discretionary. That means the manager or subadvisor of an Underlying Portfolio/Fund or ETP may elect in its sole discretion to employ or not employ the various techniques. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities but, to the extent employed, could from time to time have a material impact on the performance of the Underlying Portfolios/Funds or ETPs. Investors should not assume that any particular discretionary investment technique will ever be employed, or if employed, that it will be employed at all times.

To the extent that a Portfolio is invested in an Underlying Portfolio/Fund or ETP, net short-term gains, if any, of the Underlying Portfolio/Fund will be distributed as ordinary income to the Portfolio and will not be offset by capital losses of the Portfolio. Capital losses of an Underlying Portfolio/Fund will not offset capital gains of a Portfolio. Losses realized on redemptions from an Underlying Portfolio/Fund may be deferred as wash sales in the event of additional investments made into the Underlying Portfolio/Fund within 30 days before or after the redemption.

The NYLIM VP Asset Allocation Portfolios and NYLIM VP Hedge Multi-Strategy Portfolio may invest in the Underlying Portfolios/Funds and ETPs (as applicable) in excess of statutory limits imposed by the 1940 Act in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and

29

operations of the Underlying Portfolio/Fund or ETP (notably such fund’s ability to invest in other investment companies and certain structured finance vehicles).

Futures Transactions

A futures contract is an agreement to buy or sell an underlying instrument such as a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Portfolio's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Portfolio than might later be available in the market when the Portfolio makes anticipated purchases. See "Derivative Instruments — General Discussion" for more information. For a discussion on currency futures, please see "Foreign Currency Transactions (Forward Contracts)" in this section.

In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through competitive trading on an electronic trading system. A Portfolio (with the exception of the VP Substitution Portfolios) may only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. Currently, there are futures contracts based on a variety of instruments, indices and currencies. Subject to compliance with applicable CFTC rules, the Portfolios also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Portfolio to risks that are materially greater than the risks associated with trading on U.S. exchanges, and in certain cases so long as the futures contract has received specific approval for U.S. person trading.

Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract. The Portfolios will not enter into futures contracts to the extent that the market value of the contracts exceed 100% of a Portfolio's net assets.

When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its futures commission merchant a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Portfolio upon termination of the contract assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency, commodity or index fluctuates, a Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, each Portfolio will mark-to-market its open futures positions.

Futures on Debt Securities. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships.

Accordingly, a Portfolio may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Portfolio's securities. A Portfolio may also enter into such futures contracts as a substitute for the purchase of longer-term securities to lengthen or shorten the average maturity or duration of the Portfolio's portfolio, and for other appropriate risk management, income enhancement and investment purposes.

For example, a Portfolio may take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio's investment portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On other occasions, a Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Portfolio intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its accompanying reduction in

30

yield), the increased cost to a Portfolio of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Portfolio could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase, or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

Depending upon the types of futures contracts that are available to hedge a Portfolio's portfolio of securities or portion of a portfolio, perfect correlation between that Portfolio's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Portfolio might wish to buy or sell a futures contract.

Securities Index Futures. A securities index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular securities index futures contract reflect changes in the specified index of equity securities on which the contract is based. A securities index is designed to reflect overall price trends in the market for equity securities.

A Portfolio may purchase and sell securities index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. The Portfolios may enter into securities index futures to the extent that they have equity securities in their portfolios. Similarly, the Portfolios may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Portfolio's ability to invest in foreign currencies, each Portfolio may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. A Portfolio may also use securities index futures to maintain exposure to the market, while maintaining liquidity to meet expected redemptions or pending investment in securities.

By establishing an appropriate "short" position in securities index futures, a Portfolio may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Portfolio may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Portfolio's debt portfolio or to gain exposure to particular markets represented by the index.

Risks of VIX Futures. A Portfolio may purchase and sell futures contracts that track the level of volatility indices which measure the expected future volatility of the stock market (“VIX futures”). One example of a volatility index is the CBOE Volatility Index, which attempts to reflect projected future (30-day) stock market volatility implied by the price quotes of designated options on the S&P 500 Index that are listed on the CBOE. The prices of options on the S&P 500 Index have tended to increase during periods of heightened volatility and decrease during periods of greater market stability, which would result in increases or decreases, respectively, in the level of the CBOE Volatility Index.

VIX futures are contracts in which parties buy and sell the expectation of future volatility in the value of an index of equity securities (such as the S&P 500). A VIX future references a particular market volatility index, which measures market expectations of near-term volatility in the value of a specified equity index conveyed by prices of options on that equity index. Therefore, the value of VIX futures depends on changes in the expected volatility of stock prices, and VIX futures provide a way for a Portfolio to seek to either hedge certain of its portfolio positions or to profit by correctly forecasting the future volatility in the stock market. However, VIX futures are subject to the risk that the Subadvisor is incorrect in its forecast of volatility for the underlying index, resulting in a Portfolio having to make a cash payment to settle the futures contract, and in certain instances, have the potential for unlimited loss. VIX futures also subject a Portfolio to leverage risk (as require only a small investment in the form of a deposit or margin) and volatility risk (as futures markets can be highly volatile). A Portfolio may also invest in ETNs that track volatility indices. See “Exchange Traded Notes” above for more information concerning ETNs.

Options on Futures. For bona fide hedging, risk management, income enhancement and investment and other appropriate purposes, the Portfolios also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges.

A "call" option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will

31

presumably be lower than the current market price of the contract in the futures market. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings of securities or the currencies in which such securities are denominated. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when a Portfolio is not fully invested or of lengthening the average maturity or duration of a Portfolio's portfolio.

A "put" option on a futures contract gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. If a Portfolio writes a put option on a futures contract on debt securities related to securities that the Portfolio expects to acquire and the market price of such securities increases, the net cost to a Portfolio of the debt securities acquired by it will be reduced by the amount of the option premium received. If market prices have declined, a Portfolio's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market. The purchase of put options on futures contracts may be a means of hedging a Portfolio's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency.

When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities, commodities or currencies, owning an option may or may not be less risky than ownership of the futures contract or underlying assets. In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, a Portfolio will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio assets in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures. If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, a Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of assets held by or to be acquired for the Portfolio. If the option is exercised, a Portfolio will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio assets or the currencies in which such assets are denominated.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market.

Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques, including market price, interest rate, leverage, liquidity, counterparty, operational and legal risks. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Portfolio's assets being hedged, even if the hedging vehicle closely correlates with a Portfolio's investments, such as with stock index futures contracts. If the price of a futures contract changes more than the price of the securities, assets or currencies, a Portfolio will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities, assets or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities, assets or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. It is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Portfolio has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Portfolio's portfolio might decline. If this were to occur, a Portfolio would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities.

32

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. If no liquid market exists, a Portfolio would remain obligated to meet margin requirements until the position is closed.

Also, in the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a Portfolio, the Portfolio may not be entitled to the return of all the margin owed to the Portfolio, potentially resulting in a loss.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. Although the Portfolios generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Portfolio would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

Hard Assets Securities

Hard assets securities include equity securities of "hard assets companies" and derivative securities and instruments whose value is linked to the price of a commodity or a commodity index. The term "hard assets companies" refers to companies that directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) derive at least 50% of gross revenue or profit from exploration, development, production, distribution or facilitation of processes relating to: (i) precious metals (including gold), (ii) base and industrial metals, (iii) energy, or (iv) other commodities.

Since the market action of hard assets securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Hard assets securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including hard assets securities. The price of precious metal and natural resource securities are particularly susceptible to volatility and there may be sharp fluctuations in prices, even during periods of rising prices. Additionally, companies engaged in the production and distribution of hard assets may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

High Yield Securities

Typically, high yield debt securities (sometimes called "junk bonds") are rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of comparable quality by the relevant Subadvisor and are generally considered to be speculative. Investment in lower rated corporate debt securities typically provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the Portfolio's daily NAV. A less liquid secondary market could also have an adverse affect on a Portfolio's ability to dispose of the security. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is

33

the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

If the issuer of high yield/high risk bonds defaults, a Portfolio may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Portfolio, the Portfolio may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Portfolio's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Portfolio's NAV per share and investment practices.

In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Portfolio records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, a Portfolio may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Portfolio's assets and may thereby increase its expense ratios and decrease its rate of return.

Hybrid Instruments and Other Capital Securities

Hybrid Instruments. A hybrid instrument, or hybrid, is a derivative interest in an issuer that combines the characteristics of an equity security and a debt security. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. For example, a hybrid instrument may have an interest rate or principal amount that is determined by an unrelated indicator, such as the performance of a commodity or a securities index. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return and duration management. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics. Some of these structural features may include, but are not limited to, structural subordination to the claims of senior debt holders, interest payment deferrals under certain conditions, perpetual securities with no final maturity date and/or maturity extension risk for callable securities should the issuer elect not to redeem the security at a predetermined call date.

Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S.-dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. There is a risk that, under certain conditions, the redemption value of a hybrid may be zero. Depending on the level of a Portfolio's investment in hybrids, these risks may cause significant fluctuations in the Portfolio's NAV. Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolios' investments in these products may be subject to limits described below under the heading "Investment Companies."

Other Capital Securities. Other capital securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed-income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. However, it should be noted that in an event of default the securities would typically be expected to rank senior to common equity. The deferral of interest payments is generally not an event of default for an extended period of time and the ability of the holders of such instruments to accelerate payment under terms of these instruments is generally more limited than other debt securities.

Trust Preferred Securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

34

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Illiquid Investments

A Portfolio may acquire an illiquid investment so long as immediately after the acquisition the Portfolio would not have invested more than 15% of its net assets in illiquid investments that are assets (5% of "total assets," as that term is defined in Rule 2a-7 under the 1940 Act, for the NYLIM VP U.S. Government Money Market Portfolio). A Portfolio will consider taking measures to reduce its holdings of illiquid investments if they exceed the percentage limitation as a result of changes in the values of the investments or if liquid investments have become illiquid.

An illiquid investment for each Portfolio, other than the NYLIM VP U.S. Government Money Market Portfolio, means any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. With respect to the NYLIM VP U.S. Government Money Market Portfolio, illiquid security means a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Portfolio. Illiquid investments may include repurchase agreements maturing in more than seven days.

The Portfolios, other than the NYLIM VP U.S. Government Money Market Portfolio, have implemented a written liquidity risk management program and related procedures (“Liquidity Program”) that is reasonably designed to assess and manage the Portfolios' “liquidity risk” (defined by the SEC as the risk that a Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The liquidity classification of each investment will be made after reasonable inquiry and taking into account, among other things, market, trading and investment-specific considerations deemed to be relevant to the liquidity classification of each Portfolio's investments in accordance with the Liquidity Program.

The lack of an established secondary market may make it more difficult to value illiquid investments, requiring a Portfolio to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Often, illiquid investments will be valued in accordance with fair valuation procedures adopted by the Board. An investment’s illiquidity might prevent the sale of such investment at a time when the Manager or Subadvisor might wish to sell, and these investments could have the effect of decreasing a Portfolio's liquidity. Difficulty in selling an investment, particularly an illiquid investment, may result in a loss or may be costly to a Portfolio.

Index Risk

The NYLIM VP Hedge Multi-Strategy Portfolio invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in the NYLI Hedge Multi-Strategy Index ("Underlying Index"). The Underlying Index may not be successful in replicating the performance of its target strategies. The Underlying Index is partially based on an assessment of historical data sets. To the extent that data turns out not to be predictive of future events, the return on the Underlying Index may deviate from its objective.

There is no assurance that the strategies that comprise the Underlying Index will track hedge fund returns described in the Portfolio's objective, which, in turn, may adversely affect the Underlying Index’s ability to meets its objectives. While the strategies consist of multiple liquid Underlying Index components, hedge funds may invest in a much broader range of more geographically diverse and less liquid assets. The Underlying Index may be exposed to more or less risk than hedge funds as an asset class. To the extent the NYLIM VP Hedge Multi-Strategy Portfolio tracks its Underlying Index, these risks could also apply to an investment in the NYLIM VP Hedge Multi-Strategy Portfolio.

The strategies and the Underlying Index are based entirely on mathematical analysis of historical data related to volatility and returns. To the extent that historical data turns out not to be predictive of future events, the return of the Strategies may deviate from the returns of the hedge fund indexes they are trying to replicate.

The Manager does not receive hedge fund holding information but rather uses the monthly returns of the hedge fund data provided by third parties as the basis for estimating the asset class exposures of hedge funds as a group. There is a risk that hedge fund return data provided by third party providers may be inaccurate or may not accurately reflect hedge fund returns due to survivorship bias, self-reporting selection bias, or other biases, among other factors.

Hedge funds often adjust their investments rapidly in view of market, political, financial or other factors, whereas the composition of the Underlying Index is adjusted only when the Underlying Index rebalances. The potential lag between hedge fund strategy changes and Underlying Index changes may cause the returns of the Underlying Index to deviate from the data received from the third party providers.

Indexed Securities and Structured Notes

Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be

35

positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Portfolio invests in these notes and securities, however, the Manager or Subadvisor analyzes these notes and securities in its overall assessment of the effective duration of the Portfolio’s holdings in an effort to monitor the Portfolio’s interest rate risk.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolios' investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Industrial Development and Pollution Control Bonds

Industrial Development Bonds that pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after August 7, 1986, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

Inflation/Deflation Risk

A Portfolio's investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future because inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of a Portfolio's assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). A Portfolio's investments may not keep pace with inflation, which would adversely affect the real value of Portfolio shareholders’ investment in the Portfolio. This risk is greater for fixed-income instruments with longer maturities.

Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Portfolio's assets.

Information Regarding Investments in a Portfolio by Management or Affiliates

The Manager, a Subadvisor or their affiliates may, from time to time, make initial or subsequent investments in a Portfolio. These investments may be redeemed from a Portfolio at any time, which may adversely impact the Portfolio and its shareholders. Additionally, the Manager, a Subadvisor or their affiliates may choose to hedge all or part of their investment in a Portfolio. It is not expected that any such hedge will adversely impact any Portfolio.

Infrastructure Industry Risk

The NYLIM VP CBRE Global Infrastructure Portfolio and NYLIM VP MacKay U.S. Infrastructure Bond Portfolio have greater exposure to adverse economic, regulatory, political, legal and other changes affecting the issuers of infrastructure-related securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure-related companies also face operating risks, including the risk of fire, explosions, leaks, mining and drilling accidents or other catastrophic events. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards as well as federal and state or local funding for infrastructure projects. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, resulting in delays and cost overruns.

Specific infrastructure assets in which each Portfolio invests may be subject to the following additional risks:

• communication infrastructure companies are subject to risks involving changes in government regulation, competition, dependency on patent protection, equipment incompatibility, changing consumer preferences, technological obsolescence and large capital expenditures and debt burdens.

36

• energy infrastructure companies are subject to adverse changes in fuel prices, the effects of energy conservation policies and other risks, such as increased regulation, negative effects of economic slowdowns, reduced demand, cleanup and litigation costs as a result of environmental damage, changing and international politics and regulatory policies of various governments. Natural disasters or terrorist attacks damaging sources of energy supplies will also negatively impact energy companies.

• social infrastructure companies are subject to government regulation and the costs of compliance with such regulations and delays or failures in receiving required regulatory approvals. The enactment of new or additional regulatory requirements may negatively affect the business of a social infrastructure company.

• transportation infrastructure companies can be significantly affected by economic changes, fuel prices, labor relations, insurance costs and government regulations. Transportation infrastructure companies will also be negatively impacted by natural disasters or terrorist attacks.

• utility company revenues and costs are subject to regulation by states and other regulators. Regulatory authorities also may restrict a company’s access to new markets. Utilities companies may incur unexpected increases in fuel and other operating costs. Utilities are also subject to considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation.

Initial Public Offerings

Initial public offerings ("IPOs") of securities occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have limited operating histories, which may involve a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by the issuance of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, a Portfolio's Subadvisor might decide to sell a security issued through an IPO more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Portfolio. Any gains from shares held for one year or less may be treated as short-term gains, and be taxable as ordinary income to a Portfolio's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on a Portfolio's performance if the Portfolio's asset base is small. Consequently, IPOs may constitute a significant portion of a Portfolio's returns particularly when the Portfolio is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a small component of a Portfolio's assets as it increases in size and therefore have a more limited effect on the Portfolio's performance.

There can be no assurance that IPOs will continue to be available for a Portfolio to purchase. The number or quality of IPOs available for purchase by a Portfolio may vary, decrease or entirely disappear. In some cases, a Portfolio may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the after-market at a price greatly exceeding the offering price, making it more difficult for the Portfolio to realize a profit.

Interfund Lending

The Portfolios have obtained an exemptive order from the SEC allowing the Portfolios to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Portfolios (other than a money market fund) may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans would consist only of uninvested cash reserves that the lending Portfolio otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Portfolio has outstanding bank borrowings, any Interfund Loans to the Portfolio will: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Portfolio, that event of default will automatically (without need for action or notice by the lending Portfolio) constitute an immediate event of default under the master interfund lending agreement, entitling the lending Portfolio to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Portfolio. The Portfolios are currently parties to a line of credit which restricts a Portfolio's ability to participate in interfund lending while the Portfolio has an outstanding balance on the line of credit.

A Portfolio may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Portfolio has a secured loan outstanding from any other lender, including but not limited to another Portfolio, the Portfolio’s borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Portfolio's total outstanding borrowings immediately after an Interfund Loan under the Interfund Lending Program exceed 10% of its total assets, the Portfolio may borrow through the

37

Interfund Lending Program on a secured basis only. A Portfolio may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by a Portfolio's fundamental restriction or non-fundamental policy.

No Portfolio may lend to another Portfolio through the Interfund Lending Program if the loan would cause the lending Portfolio’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Portfolio's Interfund Loans to any one Portfolio shall not exceed 5% of the lending Portfolio’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Portfolio and may be repaid on any day by a borrowing Portfolio.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Portfolio and the borrowing Portfolio. However, no borrowing or lending activity is without risk. When a Portfolio borrows money from another Portfolio, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Portfolio may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Portfolio. Interfund Loans are subject to the risk that the borrowing Portfolio could be unable to repay the loan when due, and a delay in repayment to a lending Portfolio could result in a lost opportunity or additional lending costs. No Portfolio may borrow more than the amount permitted by its investment limitations.

Investment Companies

A Portfolio may invest in securities of other investment companies, including ETFs and business development companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Portfolio’s Prospectus and SAI and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act). These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or OTC at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market. Each Portfolio indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Portfolio invests in addition to the fees and expenses the Portfolio bears directly in connection with its own operations.

Among other things, the 1940 Act limitations generally prohibit a Portfolio from: (1) acquiring more than 3% of the voting shares of an investment company; (2) investing more than 5% of the Portfolio's total assets in securities of any one investment company; and (3) investing more than 10% of the Portfolio’s total assets in securities of all investment companies. These restrictions do not apply to the NYLIM VP Asset Allocation Portfolios or the NYLIM VP Hedge Multi-Strategy Portfolio's investments in ETPs in accordance with applicable SEC exemptive orders, and may not apply to certain investments in money market funds, including money market funds advised by the Manager. The Portfolios' investments in money market funds may include money market funds managed by New York Life Investment Management that are offered for sale only to the Portfolios and other funds within the New York Life Investments Group of Funds such as the NYLIM U.S. Government Liquidity Fund. The NYLIM U.S. Government Liquidity Fund invests 99.5% or more of its total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e. collateralized by cash and/or government securities) so as to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act. A Portfolio may invest in money market funds for various cash management purposes. In addition, no Portfolio (with the exception of the NYLIM VP Asset Allocation Portfolios and NYLIM VP Hedge Multi-Strategy Portfolio) may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Certain underlying portfolios/funds may be advised or subadvised by New York Life Investment Management or its affiliates. These advisers and subadvisors are under common control with New York Life Investment Management and the underlying portfolios/funds advised by those entities are considered to be in the same “group of investment companies” as the Portfolios for purposes of Section 12(d)(1)(G) of the 1940 Act. For purposes of determining compliance with a Portfolio's policy on concentrating its investments in any one industry, the Portfolios will consider the portfolio positions of the underlying investment companies (at the time of purchase) in which the Portfolios invest to the extent reasonably practicable based on information publicly available to the Portfolios as shareholders in these underlying investment companies.

The Portfolios may invest in securities of other investment companies, including ETFs and money market funds, subject to statutory limitations prescribed by the 1940 Act or exemptive relief or regulations thereunder. For more information, please see “Exchange-Traded Funds.”

Potential conflicts of interest situations could occur where a Portfolio's portfolio manager is subject to competing interests that have the potential to influence his or her decision to invest a Portfolio's assets in a fund managed by New York Life Investment Management. For example, the NYLIM U.S. Government Liquidity Fund, along with other money market funds managed by New York Life Investment Management, is available as an investment option for portfolio managers of each Portfolio. New York Life Investment Management and its affiliates would generate additional revenue from a Portfolio's investments in these money market funds as compared to investments in money market funds sponsored by third parties. A portfolio manager may also have an incentive to invest in the NYLIM U.S. Government Liquidity Fund or another fund managed by New York Life Investment Management to increase the fund’s assets under management or otherwise support the fund. Moreover, a situation could occur where the best interests of the Portfolio could be adverse to the best interests of the NYLIM U.S. Government Liquidity Fund or another fund

38

managed by New York Life Investment Management or vice versa. These incentives may result in decisions that adversely impact a Portfolio. Like any other Portfolio investment, it is possible for a Portfolio to lose money by investing in other funds.

New York Life Investment Management and the portfolio managers have a fiduciary duty to each Portfolio to act in that Portfolio’s best interests when selecting underlying portfolios/funds. Under the oversight of the Board and pursuant to applicable policies and procedures, New York Life Investment Management will carefully analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts.

With respect to the NYLIM VP U.S. Government Money Market Portfolio’s policy to invest 99.5% or more of the Portfolio’s total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash and/or government securities) so as to qualify as a “government money market fund” under Rule 2a-7 under the 1940 Act, the Portfolio may, as appropriate, deem investments in other “government money market funds” under Rule 2a-7 under the 1940 Act as within its 99.5% policy for compliance purposes.

Lending of Portfolio Securities

A Portfolio may lend portfolio securities to certain broker/dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, a Portfolio attempts to increase its net investment income through the receipt of lending fees or the spread received in connection with the investment of cash collateral. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Portfolio. Such loans must be secured by collateral in cash, U.S. Treasury securities and/or U.S. government agency securities that are issued or guaranteed by the United States government or its agencies or instrumentalities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. A Portfolio may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of cash collateral or lending fees to the extent the borrower pledges securities instead of cash. A Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Portfolio may call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. Taking into account its consideration of environmental, social and governance (“ESG”) factors in its investment process, the NYLIM VP American Century Large Cap Equity Portfolio generally will call a loan in anticipation of any vote to be taken among holders of the securities. The New York Life Investments Group of Funds, on behalf of certain of the Portfolios, has entered into an agency agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), which acts as the Portfolios' agent in making loans of portfolio securities, subject to the supervision and control of the Manager or Subadvisor, as the case may be.

As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Portfolio. A Portfolio also bears the risk that the borrower may fail to return the securities in a timely manner or at all, either because the borrower fails financially or for other reasons, such as the financial failure of the securities lending agent. A Portfolio could experience delays and costs in recovering the loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities. However, the loans would be made only to firms deemed by the Manager or Subadvisor or its agent to be creditworthy and when the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If the Manager or Subadvisor determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Portfolio, including the value of any cash collateral received.

While securities are on loan, each Portfolio is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults; the risk that the earnings on any cash collateral invested may not be sufficient to pay fees incurred in connection with the loan; the risk that the principal value of any cash collateral invested may decline and may not be sufficient to pay back the borrower for amount of the collateral posted; the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities; the risk that return of loaned securities could be delayed and could interfere with portfolio management decisions; and the risk that any efforts to recall the securities for purposes of voting may not be effective.

The Portfolios, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more money market funds that are managed by the Manager, its affiliates or unaffiliated third-party investment advisers.

Loan Participation Interests

A Portfolio may invest in participation interests in loans. A Portfolio's investment in loan participation interests may take the form of participation interests in, or assignments or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Portfolio would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Portfolio may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case the Portfolio may be required generally to rely on a third-party agent bank, acting on behalf of the Participants, to demand payment and enforce the lenders' rights and exercise their remedies against the borrower, but would otherwise be entitled to the direct benefit of all such lender rights and remedies. This may subject a Portfolio to delays, expenses and risks that are greater than those that would be

39

involved if the Portfolio could enforce its rights directly against the corporate borrower. Also, in the event of the insolvency of the lender or interposed bank or other financial intermediary who sold the Participation Interest to a Portfolio, the Portfolio may not have any exclusive or senior claim with respect to the lender's interest in the corporate loan, or in any collateral securing the corporate loan.

A Portfolio may also purchase participations in a portion of the rights of the lender in a corporate loan. In such a case, the Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the borrower; rather the Portfolio must rely on the agent bank and/or the seller of the participation for that purpose. A Portfolio will not act as an agent bank, guarantor or sole negotiator of a credit facility with respect to a corporate loan. In addition, an agent bank may be responsible for various services with respect to the loan including, recordkeeping or other services (such as interest payment services) with respect to Loan Participation Interests held by a Portfolio and the related loan documentation. These services may be subject to risks of, among other things, computational errors, cyber-attacks, delays, and the bankruptcy or insolvency of such agents. The Portfolios are also subject to the risk of loss caused by human error and system or control failures by these agents. All these risks may affect the Portfolios, the Portfolios' investments and the Portfolios' investment performance.

In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for registered investment companies. A Portfolio generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Portfolio has direct recourse against the borrower (which is unlikely), a Portfolio will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants, if any, contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, or has a receiver, conservator or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. Generally, a successor agent bank will be appointed to replace the terminated bank and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Portfolio were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Portfolio might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

When a Portfolio acts as co-lender in connection with Participation Interests or when a Portfolio acquires a Participation Interest the terms of which provide that the Portfolio will be in privity of contract with the corporate borrower, the Portfolio will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Portfolio will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Portfolio's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Portfolio's qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Portfolio disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Portfolio is required to rely upon a lending institution to pay the Portfolio principal, interest, and other amounts received by the lending institution for the loan participation, the Portfolio will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Portfolio's portfolio.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio's share price and yield could be adversely affected. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

Each Portfolio may invest in loan participations with credit quality comparable to that of issuers of its portfolio investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Portfolio bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager or Subadvisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio's NAV than if that value were based on available market quotations and could result in

40

significant variations in a Portfolio's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Investment in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Portfolio. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio will rely on the Manager's or Subadvisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

Floating Rate Loans. Floating rate loans are provided by banks and other financial institutions to corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral although they may not be fully collateralized and may be uncollateralized. The borrower pays interest and principal to the lenders.

A senior loan in which a Portfolio may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders. In addition, to the extent a Portfolio holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Portfolio’s investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.

Secondary trades of senior loans may have extended settlement periods. Any settlement of a secondary market purchase of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par/near par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) is subject to the “delayed compensation” rules prescribed by the Loan Syndications and Trading Association (“LSTA”) and addressed in the LSTA’s standard loan documentation for par/near par trades and for distressed trades. “Delayed compensation” is a pricing adjustment comprised of certain interest and fees, which is payable between the parties to a secondary loan trade. The LSTA introduced a requirements-based rules program in order to incentivize shorter settlement times for secondary transactions and discourage certain delay tactics that create friction in the loan syndications market by, among other things, mandating that the buyer of a senior loan satisfy certain “basic requirements” as prescribed by the LSTA no later than T+5 in order for the buyer to receive the benefit of interest and other fees accruing on the purchased loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date, subject to certain specific exceptions. These “basic requirements” generally require a buyer to execute the required trade documentation and to be, and remain, financially able to settle the trade no later than T+7 for par/near par loans (and T+20 for distressed trades). In addition, buyers are required to fund the purchase price for a secondary trade upon receiving notice from the agent of the effectiveness of the trade in the agent’s loan register. A Portfolio, as a buyer of a senior loan in the secondary market, would need to meet these “basic requirements” or risk forfeiting all or some portion of the interest and other fees accruing on the loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date. The “delayed compensation” mechanism does not mitigate the other risks of delayed settlement or other risks associated with investments in senior loans.

A Portfolio may invest in a floating rate loan in one of three ways: (1) it may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. A Portfolio may make a direct investment in a floating rate loan pursuant to a primary syndication and initial allocation process (i.e., buying an unseasoned loan issue). Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan that continues to be directly owned by the issuing lender. A Portfolio may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously owned by a different lender. Unlike when a Portfolio purchases a participation interest, a Portfolio that purchases an assignment will become a lender for the purposes of the relevant loan agreement.

A Portfolio can purchase a loan by signing as a direct lender under the loan document or by purchasing an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the "primary" market. Such an investment is typically made at or about a floating rate loan's "par" value, which is its face value. From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated. In such instances, the fee received is reflected on the books of the Portfolio as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Portfolio receives on the investment.

If a Portfolio purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the "secondary" market. Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan. Purchases above par will effectively reduce the amount of interest received by the Portfolio through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest received by the Portfolio through the amortization of the purchase price discount. Where reduced primary investment opportunities in floating rate loans exist, a Portfolio may be able to invest in floating rate loans only through participation interests or assignments. If a Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Portfolio purchases a participation

41

interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. Therefore, when a Portfolio invests in floating rate loans through the purchase of participation interests, the Manager or Subadvisor must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Portfolio and a borrower. This secondary market is private and unregulated, and there is no organized exchange or board of trade on which floating rate loans are traded. Floating rate loans often trade in large denominations. Trades can be infrequent, and the market may be volatile.

Floating rate loans generally are subject to extended settlement periods that may be longer than seven days and may require the consent of the borrower and/or agent prior to their sale or assignment. These factors may impair, delay or negate a Portfolio's ability to generate cash through the liquidation of floating rate loans to repay debts, fund redemptions, or for any other purpose.

Typically, floating rate loans are secured by collateral although they may not be fully collateralized or may be uncollateralized. However, the value of the collateral may not be sufficient to repay the loan or, should a loan in which a Portfolio is invested be foreclosed on, the Portfolio may become owner of the collateral and will be responsible for any costs and liabilities associated with owning the collateral. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. If the collateral includes a pledge of equity interests in the borrower by its owners, the Portfolio may become the owner of equity in the borrower and may be responsible for the borrower’s business operations and/or assets.

The borrower under a floating rate loan must comply with restrictive covenants, if any, contained in the floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant includes a promise by the borrower to not take certain action that may impair the rights of lenders or increase the credit risk associated with the borrower or the loan. Generally these covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from certain asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) that is not waived by the agent bank and the lending syndicate normally is an event of acceleration. This means that the agent bank may have the right to demand immediate repayment in full of the outstanding floating rate loan on behalf of the syndicate lenders. Investments in, or exposure to, loans that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants or other financial protections than certain other types of loans or other similar debt obligations subject a Portfolio to the risks of “Covenant-Lite Obligations” discussed above.

The Manager or Subadvisor must determine that the investment is suitable for each Portfolio based on the Manager's or Subadvisor’s independent credit analysis and industry research. Generally, this means that the Manager or Subadvisor has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager or the Subadvisor will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over a reference rate such as the Secured Overnight Financing Rate or the prime rates of large money-center banks. The interest rate on the Portfolio's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Portfolio's NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Portfolio's NAV as a result of changes in interest rates. However, the Portfolio may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, a Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

In addition, the Portfolio may have arrangements with loan, administrative and similar agents under which these agents provide recordkeeping or other services (such as interest payment services) with respect to loan positions held by a Portfolio and the related loan documentation. These services may be subject to risks of, among other things, computational errors, cyber-attacks, delays and the bankruptcy or insolvency of such agents. The Portfolios are also subject to the risk of loss caused by human error and system or control failures by these agents. All these risks may affect the Portfolios, the Portfolios' investments and the Portfolios' investment performance.

Unfunded Loan Commitments. The Portfolios may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as a Portfolio) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender's obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay and reborrow

42

specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as "unfunded." Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Portfolios enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

Unfunded loan commitments expose lenders to credit risk—the possibility of loss due to a borrower's inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower's request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Each Portfolio records an investment when the borrower draws down the money and records interest as earned.

Master Limited Partnerships

The Portfolios may invest in certain companies that are structured as MLPs in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Portfolio when it invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries.

Individuals (and certain other noncorporate entities) are generally eligible for a 20% deduction with respect to net taxable income from certain MLPs. Currently, there is not a regulatory mechanism for regulated investment companies to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in such MLPs would generally be eligible for the 20% deduction for any such taxable income from these investments while investors investing in those MLPs indirectly through the Portfolio would not be eligible for the 20% deduction for their share of such taxable income.

A Portfolio will invest no more than 25% of its total assets in securities of MLPs that are qualified publicly traded partnerships ("QPTPs"), which are treated as partnerships for U.S. federal income tax purposes.

MLPs are generally not subject to tax at the partnership level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business of a given MLP could result in the MLP being treated as a corporation for U.S. federal tax purposes, which would result in such MLP being subject to U.S. federal income tax on its taxable income. Such treatment also would have the effect of reducing the amount of cash available for distribution by the affected MLP. Thus, if any MLP owned by a Portfolio were treated as a corporation for U.S. federal tax purposes, such treatment could result in a reduction in the value of the Portfolio’s investment in such MLP.

MLP Interests and Other Natural Resources Sector Companies Risk

MLPs are organized as limited partnerships or limited liability companies under state law and are generally subject to tax as partnerships for U.S. federal income tax purposes. The equity securities issued by many MLPs are publicly traded and listed on a U.S. exchange. An MLP typically issues general partner and limited partner interests. The general partner manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. Since MLP equity securities are typically publicly traded, in order to be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from certain qualifying sources as described in the Internal Revenue Code. These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. The general partner may be structured as a private or publicly-traded corporation or other entity. The general partner typically controls the operations and management of the entity through an up to 2% general partner interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner interests. The limited partners, through their ownership of limited partner interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally are not subject to U.S. federal income tax. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate-level tax and tax on corporate dividends).

Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions. Moreover, the terms of an MLP’s

43

transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the MLP as a transaction with a non-affiliate.

MLP Equity Securities. Equity securities issued by MLPs typically consist of common units, subordinated units and a general partner interests.

• Common Units. The common units of many MLPs are listed and traded on national securities exchanges, including the New York Stock Exchange (the “NYSE”), the NYSE MKT and the NASDAQ Stock Market (the “NASDAQ”). Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the minimum quarterly distribution (the “MQD”), including arrearage rights, from the issuer. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. The Portfolios may invest in different classes of common units that may have different voting, trading and distribution rights.

• Subordinated Units. Subordinated units, which, like common units, represent limited partner interests, are not typically listed on an exchange or publicly traded. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. The Portfolios may invest in different classes of subordinated units that may have different voting, trading and distribution rights.

• General Partner Interests. The general partner interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests may receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the incentive distribution rights, some GP MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution.

I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect limited partner interest in the MLP. I units have features similar to MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE. MLPs and other natural resources sector companies are subject to certain risks, including, but not limited to, the following: MLPs and other companies operating in the natural resources sector may be affected by fluctuations in the prices of commodities; the highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the issuers in which a Portfolio will invest; a significant decrease in the production of energy commodities would reduce the revenue, operating income and operating cash flows of MLPs and other natural resources sector companies and, therefore, their ability to make distributions or pay dividends; a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of MLPs and other natural resources sector companies; MLPs and other natural resources sector companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies; the natural resources sector is highly competitive; extreme weather conditions could result in substantial damage to the facilities of certain MLPs and other natural resources sector companies and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, and could therefore adversely affect their securities; the amount of cash that a Portfolio has available to distribute to shareholders will depend on the ability of the companies in which a Portfolio has an interest to make distributions or pay dividends to their investors, the tax character of those distributions or dividends; the profitability of MLPs and other natural resources sector companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations and could be adversely affected by changes in the regulatory environment; there is an inherent risk that MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle and the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs, and the cost of any remediation that may become necessary, which MLPs may not be able to recover from insurance; certain MLPs and other natural resources sector companies are dependent on their parents or sponsors for a majority of their revenues and any failure by the parents or sponsors to satisfy their payments or obligations would impact the company’s revenues and cash flows and ability to make distributions; and the operations of MLPs and other natural resources sector companies are subject to many hazards inherent in their business and since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks.

Money Market Investments

The NYLIM VP U.S. Government Money Market Portfolio has adopted a policy to invest 99.5% or more of the Portfolio’s total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash and/or government securities) so as to qualify as a “government money market fund” under Rule 2a-7 under the 1940 Act. Government securities, as defined in or interpreted under

44

the 1940 Act, include securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities. See “U.S. Government Securities” discussion below for additional information on the characteristics and risks applicable to such securities.

All of the assets of the Portfolio generally will be invested in obligations that mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days.

The NYLIM VP U.S. Government Money Market Portfolio will, to the extent feasible, make portfolio investments primarily in anticipation of, or in response to, changing economic and money market conditions and trends. The dollar-weighted average maturity of the Portfolio’s holdings may not exceed 60 days. The dollar-weighted average life to maturity of the Portfolio’s holdings may not exceed 120 days.

With respect to 0.5% of its total assets, the NYLIM VP U.S. Government Money Market Portfolio may invest in investments other than (i) cash; (ii) “government securities”; and/or (iii) repurchase agreements that are collateralized by cash and/or government securities, provided that such investments also otherwise comply with the requirements of Rule 2a-7 under the 1940 Act.

The NYLIM VP U.S. Government Money Market Portfolio may not acquire any illiquid security if, immediately after the acquisition, the Portfolio would have invested more than 5% of its total assets in illiquid securities. In addition, the Portfolio may not acquire any security other than: (i) a daily liquid asset unless, immediately following such purchase, at least 25% of its total assets would be invested in daily liquid assets; and (ii) a weekly liquid asset unless, immediately following such purchase, at least 50% of its total assets would be invested in weekly liquid assets. "Daily liquid assets" includes: (i) cash; (ii) direct obligations of the U.S. government; (iii) securities that will mature (as determined without reference to any interest rate readjustments) or are subject to a demand feature that is exercisable and payable within one business day; or (iv) amounts receivable and due unconditionally within one business day on pending sales of portfolio securities. "Weekly liquid assets" includes: (i) cash; (ii) direct obligations of the U.S. government; (iii) government securities issued by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity without provisions for the payment of interest and have a remaining maturity of 60 days or less; (iv) securities that will mature (as determined without reference to any interest rate readjustments) or are subject to a demand feature that is exercisable and payable within five (5) business days; or (v) amounts receivable and due unconditionally within five (5) business days on pending sales of portfolio securities.

The NYLIM VP U.S. Government Money Market Portfolio may hold cash for the purpose of stabilizing its NAV per share. Holdings of cash, on which no return is earned, tend to lower the yield on the Portfolio's shares. The NYLIM VP U.S. Government Money Market Portfolio may also, consistent with the provisions of Rule 2a-7 under the 1940 Act, invest in securities with a remaining maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 under the 1940 Act with respect to maturity and otherwise allows the Portfolio to continue to qualify as a “government money market fund” under Rule 2a-7 under the 1940 Act.

As a “government money market fund” under Rule 2a-7 under the 1940 Act, the Portfolio is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price.

Mortgage Dollar Rolls

A mortgage dollar roll ("MDR") is a transaction in which a Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. MDR transactions involve certain risks, including the risk that the mortgage-related securities returned to the Portfolio at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

Mortgage Related and Other Asset-Backed Securities

Each Portfolio may buy mortgage-related and other asset-backed securities. Mortgage-related securities are a type of asset-backed securities and include mortgage-backed securities, mortgage pass-through securities and private mortgage pass-through securities, GNMA certificates, mortgage dollar rolls, stripped mortgage-backed securities, collateralized mortgage obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-backed securities represent interests in pools of residential or commercial mortgage loans. The payment of principal and interest and the price of a mortgage-backed security generally depend on the cash flows generated by the underlying (adjustable and fixed rate) mortgages and the terms of the mortgage-backed security.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates (or the expectation of such changes), the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these instruments, may depend in part upon the ability of the Portfolio's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of the premium would be lost in the event of prepayment.

The Portfolios may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related

45

securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

Generally, a Portfolio will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as GNMA, the Federal Home Loan Mortgage Corporation ("FHLMC") and FNMA, or (2) privately issued securities rated Baa3 or better by Moody's or BBB- or better by S&P or, if not rated, of comparable investment quality as determined by the Manager or Subadvisor.

Rating agencies, from time to time, have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which certain of the Portfolios may have invested or may in the future invest), and may continue to do so in the future. If a mortgage-related security in which the Portfolio is invested is placed on credit watch or downgraded, the value of the security may decline and the Portfolio may experience losses.

Adverse economic conditions may reduce the cash flow that a Portfolio investing in such mortgage-related securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, certain adverse economic conditions may result in interest rate spreads for mortgage-backed securities being widened and becoming more volatile. In the event that interest rate spreads for mortgage-related securities widen following the purchase of such assets by a Portfolio, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which certain of the Portfolios may invest) and an unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by a Portfolio may experience declines after they are purchased by such Portfolio.

Legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures may adversely affect the value of mortgage-backed securities held by a Portfolio. Future legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain. Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, could delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by a Portfolio, which could adversely affect the yields on the mortgage-related securities owned by the Portfolios and could have the effect of reducing returns to the Portfolios, that have invested in mortgage-related securities collateralized by these residential mortgage loans.

The U.S. government, including the Federal Reserve, the Treasury, and other governmental and regulatory bodies have taken or are considering taking actions to address fallout from, or to mitigate the future occurrence of events similar to, the financial crisis of 2008, including initiatives to limit large-scale losses associated with mortgage-related securities held on the books of certain U.S. financial institutions and to support the credit markets generally. The impact that such actions could have on any of the mortgage-related securities held by the Portfolios is unknown.

Some of the loans or other similar debt obligations to which a Portfolio may obtain exposure through its investments in asset-backed securities or other types of structured products may lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants or other financial protections than certain other types of loans or other similar debt obligations. These investments subject the Portfolio to the risks of “Covenant-Lite Obligations” discussed above.

Mortgage Pass-Through Securities. The Portfolios may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities secured by residential or commercial real property. Unlike interests in other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with the payment of principal being made at maturity or specified call dates, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Portfolio's yield. Prepayments may cause the yield of a mortgage-backed security to differ from what was assumed when a Portfolio purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

46

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

It is possible that issuers of U.S. Government securities will not have the funds to meet their payment obligations in the future. FHLMC and FNMA have been operating under conservatorship, with the FHFA acting as their conservator, since September 2008. The FHFA and U.S. Presidential administration have made public statements regarding plans to consider ending the conservatorships. Under a letter agreement between the FHFA (in its role as conservator) and the U.S. Treasury, the FHFA is prohibited from removing its conservatorship of each enterprise until litigation regarding the conservatorship has ended and each enterprise has retained equity capital levels equal to three percent of their total assets. It is unclear how long it will be before the FHFA will be able to remove its conservatorship of the enterprises under this letter agreement. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. The FHFA recently announced plans to consider taking FHLMC and FNMA out of conservatorship and has begun a multi-step process, including its first pricing review of FHLMC and FNMA products since 2015, to unwind FHLMC and FNMA from government control. In the event that FHLMC or FNMA are taken out of conservatorship, it is unclear how their respective capital structure would be constructed and what impact, if any, there would be on FHLMC’s or FNMA’s creditworthiness and guarantees of certain mortgage-backed securities. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of FHLMC and FNMA and the value of their securities and the securities which they guarantee.

GNMA Certificates. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Affairs-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Portfolios reserve the right to invest in them.

Private Mortgage Pass-Through Securities. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Portfolio's Manager or Subadvisor determines that the securities meet the Portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs"). A CMO is a debt obligation that is collateralized by a mortgage-backed bond or a mortgage security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the OTC market, the depth and liquidity of which will vary from time to time.

47

CMOs are typically structured into multiple classes or series, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

As CMOs have evolved, some classes of CMO bonds have become more common than others, such as parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Portfolio's investment objectives and policies, the Portfolio’s Manager or Subadvisor may invest in various tranches of CMO bonds, including support bonds.

An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Portfolio's portfolio holdings. In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bonds currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

FHLMC Collateralized Mortgage Obligations ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

48

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

The Portfolios' Manager or Subadvisors expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Portfolio's Manager or Subadvisor will, consistent with the Portfolio's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, pursuant to an exemption therefrom, or may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be classified as illiquid investments.

Under certain circumstances, a Portfolio's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Portfolio to be deemed to have taxable income in addition to their Portfolio dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Portfolio may be subject to taxes on certain amounts deemed to have been earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Portfolio.

CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the OTC market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Portfolios) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Portfolios will consider this rule in determining whether to invest in residual interests.

Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets

49

experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be classified as illiquid investments.

Risks Associated with Mortgage-Backed Securities. As in the case with other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The value of some mortgage-backed securities in which the Portfolios may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolios, the ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Portfolios could be exposed to the risk of a loss.

Investment in mortgage-backed securities poses several risks, including prepayment, extension market and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage-backed security. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by changes in home values, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Portfolio invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the chance that a Portfolio may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

To the extent that mortgages underlying a mortgage-related security are so-called "subprime mortgages" (i.e., mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher. Subprime mortgages also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of a Portfolio may decline in response to such developments. A decline or flattening of housing values may cause delinquencies in the mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities held by a Portfolio and thereby adversely affect the ability of the mortgage-backed security issuer to make principal payments to holders, such as a Portfolio. Further, mortgage-backed securities are also subject to the risks associated with the types of real estate to which they relate and adverse economic or market events with respect to these property types (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed-property types).

Other Asset-Backed Securities. Asset-backed securities are securities that represent interests in, and whose values and payments are based on, a “pool” of underlying assets, which may include, among others, lower-rated debt securities, consumer loans or mortgages, and leases of property. Asset-backed securities include collateralized debt obligations, such as collateralized bond obligations and collateralized loan obligations. (See “Collateralized Debt Obligations”). The Portfolios' Manager or Subadvisors expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

If consistent with a Portfolio's investment objective and policies, and, in the case of a money market fund, the requirements of Rule 2a-7, a Portfolio also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

50

Delinquencies and losses on sub-prime and non-prime automobile loans have increased in recent years and, as a result, issuers of asset-backed securities backed by such loans may be adversely affected in their ability to continue to make principal and interest payments. The risk associated with investments in asset-backed securities may be heightened to the extent that a Portfolio invests in such loans.

Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. Congress may, from time to time, consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities.

Municipal Securities

A Portfolio may purchase municipal securities. Municipal securities include securities issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities (collectively, “municipalities”). Municipal securities, which may be issued in various forms, including bonds and notes, are issued to obtain funds for various public purposes.

Municipal bonds are debt obligations issued by municipalities. Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax.

A Portfolio's investments in municipal securities may be affected by political, societal and economic developments within the applicable municipality and by the financial condition of the municipality. Certain of the issuers in which a Portfolio may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades.

Additionally, Puerto Rico, in particular, has experienced significant financial difficulties and other events that have adversely affected its economy, infrastructure and financial condition, which have further strained Puerto Rico’s economic stagnation and fiscal challenges (including budget deficits, underfunded pensions, high unemployment, population decline, significant debt service obligations, liquidity issues and reduced access to financial markets). The default by issuers of Puerto Rico municipal securities on their obligations under securities held by a Portfolio may adversely affect the Portfolio and cause the Portfolio to lose the value of its investment in such securities.

Municipal bonds include securities from a variety of sectors, each of which has unique risks. They include, but are not limited to, general obligation bonds, limited obligation bonds and revenue bonds (including industrial development bonds issued pursuant to federal tax law). General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor).

Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features. Some longer-term municipal bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request—usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Portfolio would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other municipal bonds.

Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance and standby bond purchase agreements ("SBPAs"). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable assurance that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Portfolio.

The credit rating of an insured bond may reflect the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have historically been low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price

51

of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

Municipal bonds also include tender option bonds (“TOBs”), which are municipal derivatives created by dividing the income stream provided by an underlying municipal bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities.

Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

Although most municipal bonds are exempt from federal income tax, some are not. Taxable municipal bonds include Build America Bonds ("BABs"), the borrowing costs of which are subsidized by the U.S. government, but which are subject to state and federal income tax. BABs were created pursuant to the American Recovery and Reinvestment Act of 2009, as amended ("ARRA"), to offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through the issuance of tax-free municipal bonds. BABs include Recovery Zone Economic Development Bonds, which are subsidized more heavily by the U.S. government than other BABs, and are designed to finance certain types of projects in distressed geographic areas.

Under ARRA, an issuer of a BAB is entitled to receive payments from the U.S. Treasury Department over the life of the BAB equal to 35% of the interest paid (or 45% of the interest paid in the case of a Recovery Zone Economic Development Bond). For example, if a state or local government were to issue a BAB at a 10% taxable interest rate, the U.S. Treasury Department would make a payment directly to the issuing government of 3.5% of that interest (or 4.5% in the case of a Recovery Zone Economic Development Bond). Thus, the state or local government's net borrowing cost would be 6.5% or 5.5%, respectively, on a bond that pays 10% interest. In other cases, holders of a BAB receive a 35% or 45% tax credit, respectively. Pursuant to ARRA, the issuance of BABs ceased on December 31, 2010. The BABs outstanding at such time will continue to be eligible for the federal interest rate subsidy or tax credit, which continues for the life of the BABs; however, no bonds issued following expiration of the program will be eligible for federal payment or tax credit. Under the sequestration process under the Budget Control Act of 2011, automatic spending cuts that became effective on March 1, 2013 will reduce the federal subsidy for BABs and other subsidized municipal bonds. Such cuts may end earlier if rescinded by Congress. Due to continuing uncertainty related to Congressional budget deficit reduction, there is a possibility that federal funds allocated to subsidize issuers of BABs for a portion of the interest paid by such issuers could be further reduced or eliminated in the future. To the extent the federal subsidy is reduced or eliminated, there is a risk that issuers of BABs could redeem bonds prior to their stated maturities based on the redemption language applicable to specific issues of BABs. Once such redemption provisions permit redemption of BABs because the subsidy is reduced or eliminated, issuers may be able to redeem BABs even after any reduction in the subsidy has ended. In addition to BABs, a Portfolio may invest in other municipal bonds that pay taxable interest.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

Municipal securities also include various forms of notes. These notes include, but are not limited to, the following types:

• Revenue anticipation notes which are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

• Bond anticipation notes which are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

• Construction loan notes which are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

• Project notes which are instruments sold by HUD but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

• Short-term discount notes (tax-exempt commercial paper), which are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Portfolios. Thus, the issue may not be said to be publicly offered. Unlike securities that must be registered under the 1933 Act prior to offer and sale, unless an exemption

52

from such registration is available, municipal securities that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities that were not publicly offered initially.

Municipal securities are subject to credit risk. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal securities are generally subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a Portfolio's municipal securities in the same manner.

An insolvent municipality may take steps to reorganize its debt, which might include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures that may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Portfolio's investments in those securities. Under bankruptcy law, certain municipalities that meet specific conditions may be provided protection from creditors while they develop and negotiate plans for reorganizing their debts. U.S. bankruptcy law generally provides that individual U.S. states are not permitted to pass their own laws purporting to bind non-consenting creditors to a restructuring of a municipality’s indebtedness, and thus all such restructurings must be pursuant to Chapter 9 of the Bankruptcy Code. Changes to the Bankruptcy Code or the administration of its provisions relating to municipal bankruptcies could adversely impact a Portfolio's investments in municipal securities.

Municipal bankruptcies are relatively rare, and certain provisions of U.S. bankruptcy law governing such bankruptcies are unclear and remain untested. Although Puerto Rico is a U.S. Territory, neither Puerto Rico nor its subdivisions or agencies are eligible to file under U.S. bankruptcy law in order to seek protection from creditors or restructure their debt.

Puerto Rico has faced a number of significant fiscal challenges, including a structural imbalance between its general fund revenues and expenditures, substantial unemployment and mounting unfunded retirement obligations. To help address these and other challenges, in June 2016, the U.S. Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”), which established a federally-appointed fiscal oversight board (“Oversight Board”) to oversee Puerto Rico’s financial operations and allows Puerto Rico and its instrumentalities, with approval of the Oversight Board, to file cases to restructure debt and other obligations in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. The Oversight Board is comprised of seven members appointed by the President who are nominated by a bipartisan selection process.

Puerto Rico has been in bankruptcy proceedings for approximately eight years. However, in quarter one of 2022, the central government executed a debt exchange and exited bankruptcy. A debt adjustment plan was approved by Puerto Rico’s bankruptcy court in January 2022, and a debt exchange went effective in March 2022. Puerto Rico’s direct debt obligations were reduced from $34.3 billion to $7.4 billion, and its annual debt service was reduced from $4.2 billion to $1.15 billion.

The plan required that Puerto Rico adopt debt management policies to ensure debt service does not become unsustainable. Among other things, the policies dictate that debt proceeds may only be used to fund capital projects and that debt to cover deficits will no longer be allowed. Additionally, debt refundings are required to result in cash flow savings each fiscal year and may not raise principal. New debt is required to begin amortizing within two years and may not have a maturity greater than 30 years.

The Oversight Board is required by law to remain in place until, based on audited financials, four consecutive fiscal years have ended with balanced operations and Puerto Rico has demonstrated affordable market access to short-term and long-term credit markets at reasonable interest rates. Although the plan has substantially reduced the outstanding debt obligations of Puerto Rico and certain of its instrumentalities, there can be no assurances that Puerto Rico will be able to negotiate settlements with respect to the balance of its outstanding debt. In addition, the composition of the Oversight Board has changed significantly in recent years, and there is no assurance that the board members will approve future restructuring agreements with other creditors.

The budget process will continue to require the Oversight Board, the governor of Puerto Rico, and Puerto Rico’s Legislative Assembly to develop a budget that complies with the fiscal plan developed by the Oversight Board and the governor of Puerto Rico.

On June 27, 2025, the budget for fiscal year 2026 was certified. The fiscal year 2026 budget provides for General Fund expenditures of approximately $13.1 billion. General Fund allocations in the fiscal year 2026 budget to education and health care were approximately $1.6 billion and $3.0 billion, respectively.

The damage caused by past hurricanes, earthquakes, and aftershocks is expected to have substantial adverse effects on Puerto Rico’s economy. In addition to diverting funds to relief and recovery efforts, Puerto Rico is expected to have lost substantial revenue as a result of decreased tourism and general business operations. These developments have an adverse effect on Puerto Rico’s finances and negatively impact the payment of

53

principal and interest, the marketability, liquidity and value of securities issued by Puerto Rico. Moreover, future weather events or natural disasters, which may become more frequent and severe as a result of climate change, could negatively impact Puerto Rico’s ability to resolve ongoing debt negotiations. Any delays in debt restructuring negotiations could adversely affect Portfolio performance.

Municipal securities are subject to interest rate risk. Interest rate risk is the chance that security prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal securities are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. In market environments where interest rates are rising, issuers may be less willing or able to make principal and/or interest payments on securities when due. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Municipal bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call—or repay—a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds. Municipal bonds may be classified as illiquid investments.

High yield municipal bonds are subject to increased liquidity and valuation risk as compared to other municipal bonds and to high yield debt securities generally. There may be no active market for a high yield municipal bond, or it may trade in secondary markets on an infrequent basis. High yield municipal bonds may be more likely than other municipal bonds to be considered illiquid. It may be difficult for a Portfolio to obtain an accurate or recent market quotation for a high yield municipal bond, which may cause the security to be "fair valued" in accordance with the fair valuation policies established by the Board. See "How Portfolio Securities Are Valued." For a more general discussion of the risks associated with high yield securities, which generally also are applicable to high yield municipal bonds, see "High Yield Securities."

There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In addition to the "non-appropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Portfolio‘s investment restrictions, the identification of the "issuer" of municipal securities that are not general obligation bonds is made by the Manager or Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

The Internal Revenue Code limits the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Internal Revenue Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for non-corporate shareholders. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Internal Revenue Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. If an issuer of a municipal bond fails to satisfy certain requirements with respect to a particular municipal bond issuance, any interest earned by a Portfolio from its investment in such municipal bond may be taxable. The Portfolios intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal securities. Additionally, certain other proposals have been introduced that would have the effect of taxing a portion of exempt interest and/or reducing the tax benefits of receiving exempt interest. It can be expected that similar proposals may be introduced in the future. In 2025, Congress considered potential reductions in federal funding to the states in a variety of ways, including but not limited to Medicaid funding, which could meaningfully increase costs for the impacted states. To the extent any state absorbs additional costs attributable to changes in federal funding, such changes may strain a state’s budget, divert state funding from other potential expenditures or lead to additional borrowing or financing, all of which could negatively impact the state’s municipal securities. As a result of any such future legislation, the availability of such municipal securities for investment by the Portfolios and the value of such municipal securities held by the Portfolios may be affected.

54

Natural Resources Securities

Since the market action of natural resources securities may move against or independently of the market trend of other types of securities, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Natural resources securities may be affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including natural resources securities. The prices of precious metal and natural resource securities historically have been particularly susceptible to volatility and there may be sharp fluctuations in prices, even during periods of rising prices. Additionally, companies engaged in the production and distribution of natural resources may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Options

A Portfolio may use options for any purpose consistent with their respective investment objectives, such as to seek to hedge or manage risk, or to seek to increase total return. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. A Portfolio may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. See "Derivative Instruments — General Discussion" for more information. Options used by the Portfolios may include European, American and Bermuda-style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option; if it is exercisable only at certain times, it is a "Bermuda" option.

If a Portfolio's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised. Writing (selling) options involves greater risk than purchasing options because the seller is exposed to the extent of the actual price movement in the underlying security rather than only the loss of the premium payment paid, as would be the case with purchasing options. Purchasing and writing (selling) put and call options are highly specialized activities and entail greater than ordinary investment risks.

Purchasing Options. A Portfolio may purchase put or call options that are traded on an exchange or in the OTC market. Options traded in the OTC market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Portfolios will engage in such transactions only with firms the Manager or Subadvisors deem to be of sufficient creditworthiness so as to minimize these risks.

A Portfolio may purchase put options on underlying assets to protect their holdings in an underlying or related asset against a substantial decline in market value. Underlying assets are considered related if their price movements generally correlate with one another. The purchase of put options on underlying assets held in the portfolio or related to such underlying assets will enable a Portfolio to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio asset without actually selling the asset.

In addition, a Portfolio will continue to receive interest or dividend income on the underlying asset. The put options purchased by a Portfolio may include, but are not limited to, "protective puts," in which the underlying asset to be sold is identical or substantially identical to an underlying asset already held by the Portfolio or to an underlying asset that the Portfolio has the right to purchase. In the case of a purchased put option, a Portfolio would ordinarily recognize a gain if the value of the underlying assets decreased during the option period below the exercise price sufficiently to cover the premium. A Portfolio would recognize a loss if the value of the underlying assets remained above the difference between the exercise price and the premium.

A Portfolio may also purchase call options on underlying assets the Portfolio intends to purchase to protect against substantial increases in prices of such underlying assets pending their ability to invest in an orderly manner in such underlying assets. The purchase of a call option would entitle a Portfolio, in exchange for the premium paid, to purchase an underlying asset at a specified price upon exercise of the option during the option period. A Portfolio would ordinarily realize a gain if the value of the underlying assets increased during the option period above the exercise price sufficiently to cover the premium. A Portfolio would have a loss if the value of the underlying assets remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Portfolios may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

Writing Call Options. A Portfolio may sell ("write") call options on its portfolio assets in an attempt to enhance investment performance. A call option sold by a Portfolio is a contract which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a

55

premium received) the obligation to sell, the underlying asset at the exercise price upon the exercise of the option at a certain time or times prior to the expiration date, depending on the terms of the option, regardless of the market price of the underlying asset during the option period.

A Portfolio may write call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Portfolio will give up the opportunity to profit from an increase in the market price of the underlying asset above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Portfolio will retain the risk of loss should the price of the underlying asset decline, which loss the premium is intended to offset in whole or in part. A Portfolio, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying assets pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. “Bermudian Style” options may only be exercised at certain times. Call options and the assets underlying such options will generally be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

During the option period, the call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying assets above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying asset decline.

A Portfolio may protect itself from further losses due to a decline in value of the underlying asset or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Portfolio makes a "closing purchase transaction"—the purchase of a call option on the same underlying asset with the same exercise price and expiration date as the call option that it has previously written on any particular underlying asset. A Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying asset, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying asset owned by a Portfolio. When an underlying asset is to be sold from a Portfolio's portfolio, the Portfolio will first effect a closing purchase transaction so as to close out any existing call option on that underlying asset or otherwise cover the existing call option.

A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Portfolio is unable to effect a closing purchase transaction involving an exchange-traded option, the Portfolio will not sell the underlying asset until the option expires, or the Portfolio otherwise covers the existing option portion or the Portfolio delivers the underlying asset upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying assets at the exercise price. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an OTC option may in many cases only be made with the other party to the option.

Each Portfolio pays brokerage commissions and dealer spreads in connection with writing call options and effecting closing purchase transactions, as well as for purchases and sales of underlying assets. The writing of covered call options could result in significant increases in a Portfolio's portfolio turnover rate, especially during periods when market prices of the underlying assets appreciate. Subject to the limitation that all call option writing transactions be covered, a Portfolio may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Writing (selling) call options involves the risk that the seller may be obligated to deliver underlying assets at less than their current market price and, in the case of an unhedged written option, the risk of loss is theoretically unlimited. Unhedged call options and call options that are not hedged by the option's underlying instrument have speculative characteristics and are riskier than hedged call options because the Portfolio could be obligated to deliver a security it does not own and cannot obtain at a favorable price. The premiums received by the Portfolio for writing (selling) an option may be insufficient to offset its losses sustained from market movements that are adverse to the strike (exercise or expiration) price of the written (sold) options.

Writing Put Options. A Portfolio may also write put options. A put option is a contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying asset to the seller of the option at a specified price at a certain time or times during the term of the option, depending on the terms of the option. Put options written by a Portfolio are agreements by a Portfolio, for a premium received by the Portfolio, to purchase specified underlying assets at a specified price if the option is exercised during the option period.

The premium that the Portfolios receive from writing a put option will reflect, among other things, the current market price of the underlying asset, the relationship of the exercise price to such market price, the historical price volatility of the underlying asset, the option period, supply and demand and interest rates.

56

A put writer assumes the risk that the market price for the underlying asset will fall below the exercise price, in which case the writer could be required to purchase the underlying asset at a higher price than the then-current market price of the underlying asset. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

The Portfolios may effect a closing purchase transaction to realize a profit on an outstanding written put option or to prevent an outstanding written put option from being exercised. The Portfolios also may effect a closing purchase transaction, in the case of a written put option, to permit the Portfolios to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

If a Portfolio is able to enter into a closing purchase transaction, a Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, a Portfolio may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying asset plus the premium received from the sale of the option.

In addition, a Portfolio may also write straddles (combinations of puts and calls on the same underlying asset). The extent to which a Portfolio may write put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company and the Portfolio's intention that it qualify as such. Subject to the limitation that all put option writing transactions be covered, a Portfolio may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Writing (selling) put options involves the risk that the seller may be obligated to purchase underlying assets for a higher price than their current market price and, in the case of an unhedged written put option, the risk of loss may be substantial. Unhedged put options have speculative characteristics and are riskier than hedged put options because the Portfolio could be obligated to purchase a worthless instrument that it cannot sell in the market at a later date. The premiums received by the Portfolio for writing (selling) an option may be insufficient to offset its losses sustained from market movements that are adverse to the strike price of the written (sold) options.

Married Puts. A Portfolio may engage in a strategy known as "married puts." This strategy is most typically used when a Portfolio owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales") but for various reasons is unable to do so. A Portfolio may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, a Portfolio will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" OTC put option to sell the common stock to the broker and generally will write an OTC "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

Holding the put option places a Portfolio in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by a Portfolio. The writer of the put option may require that a Portfolio write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, a Portfolio would suffer a loss unless it first terminated the call by exercising the put.

Special Risks Associated With Options On Securities. A Portfolio's purpose in selling options is to realize greater income than would be realized on portfolio securities transactions alone. A Portfolio may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Portfolio. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will not be able to profitably exercise the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

A Portfolio would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. A Portfolio would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to OTC trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

The ability of a Portfolio to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

The hours of trading for options on securities may not conform to the hours during which the securities are traded. To the extent that the options markets close before the markets for the securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

57

Options on Securities Indices. A Portfolio may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements that may adversely affect the value of the Portfolio's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500® Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100® Index. Indices may also be based on an industry or market segment such as the NYSE MKT Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange and NYSE American.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Portfolio's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by the Portfolio.

A Portfolio may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased. A Portfolio may also allow options to expire unexercised.

Options on Foreign Currencies. To the extent that it invests in foreign currencies, a Portfolio may purchase and write options on foreign currencies. A Portfolio may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Portfolio may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio underlying assets and against increases in the U.S. dollar cost of foreign underlying assets to be acquired. A Portfolio may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Portfolio's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio underlying assets are denominated will reduce the dollar value of such underlying assets, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio underlying assets, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, that Portfolio will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Portfolio's underlying assets denominated in that currency.

Conversely, if a rise in the dollar value of a currency in which underlying assets to be acquired are denominated is projected, thereby increasing the cost of such underlying assets, a Portfolio may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable a Portfolio to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of underlying assets the Portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit a Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may also write options on foreign currencies for hedging purposes. For example, if a Portfolio anticipates a decline in the dollar value of foreign currency-denominated underlying assets due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio underlying assets will be offset by the amount of the premium received by a Portfolio.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of underlying assets to be acquired, a Portfolio could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow a Portfolio to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Portfolio would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

58

Options on foreign currencies to be written or purchased by a Portfolio will be traded on U.S. and foreign exchanges or OTC. Exchange-traded options generally settle in cash, whereas OTC options may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Portfolio's position, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

A Portfolio also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Portfolio's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position.

Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Portfolio to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded OTC may settle in cash or result in delivery of the underlying currency upon exercise of the option.

Private Investments in Public Equity

A Portfolio may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and a Portfolio cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Qualified Financial Contracts

Regulations adopted by prudential regulators require that certain qualified financial contracts (as defined below) entered into with certain counterparties that are U.S. banks or are part of a U.S. or foreign banking organization designated as a global-systemically important banking organization to include contractual provisions that delay or restrict the rights of counterparties, such as the Portfolios, to exercise certain close-out, cross-default and similar rights under certain conditions. Qualified financial contracts are subject to an automatic one-day stay during which counterparties, such as the Portfolios, will be prevented from closing out a qualified financial contract if the counterparty is subject to resolution proceedings and prohibit the Portfolios from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. Implementation of these requirements may increase credit and other risks to the Portfolios. “Qualified financial contracts” include securities contracts, swaps, currency forwards and other derivatives and related agreements as well as repurchase agreements and securities lending agreements.

Quantitative Investing Risk

The Manager or a Subadvisor may use quantitative models, algorithms, methods or other similar techniques (“quantitative tools”) in managing the Portfolios, including to generate investment ideas, identify investment opportunities or as a component of its overall portfolio construction processes and investment selection or screening criteria. Quantitative tools may also be used in connection with risk management and hedging processes. The value of securities selected using quantitative tools can react differently to issuer, political, market and economic developments than the market as a whole or securities selected using only fundamental or other similar means of analysis. The factors used in quantitative tools and the weight placed on those factors may not be predictive of a security’s value or a successful weighting. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative tools. Thus, a Portfolio is subject to the risk that any quantitative tools used by the Manager or a Subadvisor will not be successful in, among other things, forecasting movements in industries, sectors or companies and/or in determining the size, direction and/or weighting of investment positions.

There is no guarantee that quantitative tools, and the investments selected based on such tools, will produce the desired results or enable a Portfolio to achieve its investment objective. A Portfolio may be adversely affected by imperfections, errors or limitations in construction and implementation (for example, limitations in a model, proprietary or third-party data imprecision or unavailability, software or other technology malfunctions, or programming inaccuracies) and the Manager’s or Subadvisor’s ability to monitor and timely adjust the metrics or update the data or features underlying the quantitative tools, including accounting for changes in the overall market environment, and identify and address omissions of relevant data or assumptions.

A quantitative tool may not perform as expected and a quantitative tool that has been formulated on the basis of past market data or trends may not be predictive of future price movements. A Portfolio may also be adversely affected by the Manager’s or Subadvisor’s ability to make accurate qualitative judgments regarding the quantitative tool’s output or operational complications relating to a quantitative tool.

59

Quantitative Models

Any quantitative models used by the Manager or a Subadvisor may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance.

Real Estate Companies and Real Estate Investment Trusts ("REITs")

Investments in equity securities of issuers that are principally engaged in the real estate industry are subject to certain risks associated with ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate, risks related to general and local economic conditions; fluctuations in supply and demand; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage, market illiquidity, extended vacancies of properties, increase in competition, property taxes, capital expenditures and operating expenses, changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from environmental problems, tenants bankruptcies or other credit problems, casualty or condemnation losses, uninsured damages from floods, earthquakes, wildfires, terrorist acts or other natural disasters, limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates (or the expectation of such changes). Real estate income and values may also be affected by demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements) and social values. To the extent that assets underlying a Portfolio’s investments are concentrated geographically, by property type on in certain other respects, a Portfolio may be subject to certain of the foregoing risks to a greater extent. Investments by a Portfolio in securities of issuers providing mortgage servicing will be subject to the risks associated with refinancing and their impact on servicing rights. A Portfolio’s investment in real estate companies is particularly sensitive to economic downturns.

In addition, if a Portfolio receives rental income or income from the disposition of real property acquired as result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio’s ability to qualify as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Internal Revenue Code.

A Portfolio may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. A REIT will not incur any entity level taxation on income distributed to its shareholders or unitholders if it complies with certain requirements under the Internal Revenue Code, including a requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

A Portfolio will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Portfolio invests in REITs, the Portfolio is also subject to the risks associated with the direct ownership of real estate, including but not limited to: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates (or the expectation of such changes). Thus, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for special tax treatment under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. REITs that are privately held or not traded on a national securities exchange may subject a Portfolio to liquidity and valuation risk. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than — and at times will perform differently from — larger capitalization stocks such as those found in the Dow Jones Industrial Average.

Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk related to the real estate industry, dependency on management skills and other risks similar to small company investing. Although a Portfolio is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Portfolio, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

60

In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

Repurchase Agreements

A Portfolio may enter into domestic or foreign repurchase agreements with certain sellers pursuant to guidelines adopted by the Board.

A repurchase agreement, which provides a means for a Portfolio to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Portfolio) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Portfolio. The Portfolio attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price upon repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Portfolio has not perfected a security interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

The Board has delegated to the Manager or Subadvisor the authority and responsibility to monitor and evaluate the Portfolio's use of repurchase agreements, which includes: (i) the identification of sellers whom they believe to be creditworthy; (ii) the authority to enter into repurchase agreements with such sellers; and (iii) the responsibility to determine, at the time the repurchase agreement is entered into, that the collateral, other than cash or government securities are issued by an issuer that has an “exceptionally strong capacity” to meet its financial obligations on the securities collateralizing the repurchase agreement, and are sufficiently liquid that they can be sold by a Portfolio at approximately their carrying value in the ordinary course of business within seven calendar days. As with any unsecured debt instrument purchased for the Portfolios, the Manager or Subadvisors seek to minimize the risk of loss from repurchase agreements by analyzing, among other things, sufficiency of the collateral.

In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require that every direct participant of the CCA (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.

The Treasury repo transactions of registered funds with any direct participants of a CCA for U.S. Treasury securities will be subject to the mandatory clearing requirement.

Market participants, absent an exemption, will be required to clear Treasury repo transactions under the rule as of June 30, 2027. The clearing mandate is expected to result in each Portfolio being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and may necessitate expenditures by each Portfolio that trades in Treasury repo transactions in connection with entering into new agreements with sponsoring members and taking other actions to comply with the new requirements. There are currently substantial regulatory and operational uncertainties associated with the implementation of these requirements which may affect the cost, terms and/or availability of cleared Treasury repo transactions. The Manager or Subadvisor will monitor developments in the Treasury repo transactions market as the implementation period progresses.

For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Portfolio to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller.

See "Temporary Defensive Positions; Cash Equivalents" for more information.

61

Restricted Securities – Rule 144A Securities and Section 4(a)(2) Commercial Paper

Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A under or Section 4(a)(2) of the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board). Difficulty in selling securities may result in a loss or be costly to a Portfolio. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time when a holder can sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., a Portfolio) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Each Portfolio may invest in Rule 144A securities and in Section 4(a)(2) commercial paper, as defined below. Certain securities may only be sold subject to limitations imposed under federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the 1933 Act ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(a)(2) of the 1933 Act ("4(a)(2) commercial paper"). The resale limitations on these types of securities may affect their liquidity. Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Portfolio. Each Portfolio may bear certain costs associated with the resale of these securities and may be subject to delays in being permitted to sell these holdings.

Reverse Repurchase Agreements

A Portfolio may enter into reverse repurchase agreements with banks or broker/dealers (except a money market fund may enter into reverse repurchase agreements with banks only), which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Portfolio, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

The use of reverse repurchase agreements by a Portfolio creates leverage that increases a Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

Short Sales

In accordance with the restrictions set forth in the Prospectus and this SAI, certain Portfolios may engage in any type of short sales, including short sales "against the box." To the extent permitted by its investment objective and policies, each Portfolio may enter into short sales "against the box," and such transactions will be limited to no more than 25% of a Portfolio's total assets. Certain of the Underlying Portfolios/Funds in which the NYLIM VP Asset Allocation Portfolios invest may be permitted to enter into short sales that are not "against the box."

In a short sale transaction, a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To enter into a short sale, a Portfolio borrows the security and delivers it to a buyer. To close out the short sale, the Portfolio purchases the security borrowed at the market price and returns it to the party from which it originally borrowed the security. The price at the time a Portfolio closes out a short sale may be more or less than the price at which the Portfolio sold the security to enter into the short sale. Until the Portfolio replaces the security, the Portfolio is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. There may also be other costs associated with short sales. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date when the Portfolio enters into the sale and the date when the Portfolio closes out the short position. The Portfolio will realize a gain if the security declines in price between those dates. Until a Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will fully-collateralize its position in accordance with applicable law. There is no guarantee that a Portfolio will be able to close out a short position at any particular time or at an acceptable price. During the time that a Portfolio is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Portfolio is unable to borrow the same security from another lender. If that occurs, the Portfolio may be "bought in" at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price. Unlike a long position in a security, theoretically there is no limit to the amount a Portfolio could lose in a short sale transaction.

MacKay Shields maintains internal restrictions on selling short securities that are held long by other funds or accounts that it manages. Therefore, if a Portfolio is subadvised by MacKay Shields, its ability to sell short certain securities may be restricted.

62

In a short sale "against the box," a Portfolio enters into a short sale of a security that the Portfolio owns or has the right to obtain the security or one of like kind and amount at no additional cost. The effect of a short sale against the box is to "lock in" appreciation of a long position by hedging against a possible market decline in the value of the long position. The short sale against the box counterbalances the related long position such that gains in the long position will be offset by equivalent losses in the short position, and vice versa. In some cases, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. If a broker with which the Portfolio has open short sales were to become bankrupt, a Portfolio could experience losses or delays in recovering gains on short sales.

If a Portfolio effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

In times of unusual or adverse market, economic, regulatory, environmental or political conditions, a Portfolio may not be able, fully or partially, to implement its short selling strategy. In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on, and/or reporting requirements for, short sales of certain securities, including short positions on such securities acquired through swaps. Restrictions on and/or reporting requirements applicable to short selling and short positions may negatively impact and materially impair a Portfolio’s ability to execute certain transactions. Also, there is the risk that the third party to the short sale or short position will not fulfill its contractual obligations, causing a loss to a Portfolio.

Special Purpose Acquisition Companies

A Portfolio may invest in stock, warrants, rights and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC is typically a publicly traded company that raises funds through an IPO for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares of common stock. At a specified time, the rights and warrants may be separated from the common stock at the election of the holder, after which time each security typically is freely tradeable. As an alternative to obtaining a public listing through a traditional IPO, SPAC investments carry many of the same risks as investments in IPO securities. These may include, but are not limited to, erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history and higher transaction costs.

Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market funds and similar investments and does not typically pay dividends with respect to its common stock. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders, less certain permitted expenses and any rights or warrants issued by the SPAC will expire worthless.

Additionally, a Portfolio may purchase units or shares of SPACs that have completed an IPO on a secondary market, during a SPAC’s IPO or through a PIPE offering. PIPE transactions involve the purchase of securities typically at a discount to the market price of the company’s common stock and may be subject to transfer restrictions, which typically would make them less liquid than equity issued through a public offering.

Because SPACs and similar entities are essentially blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other expenses; (ii) prior to any acquisition or merger, a SPAC’s assets are typically invested in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Portfolio’s other investments; (iii) the Portfolio generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Portfolio’s investments in SPACs will not significantly contribute to the Portfolio’s distributions to shareholders; (iv) attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; (v) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (vi) if an acquisition or merger target is identified, the Portfolio may elect not to participate in, or vote to approve, the proposed transaction or the Portfolio may be required to divest its interests in the SPAC, due to regulatory or other considerations, in which case the Portfolio may not reap any resulting benefits; (vii) the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be redeemed by the SPAC at an unfavorable price; (viii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; (ix) under any circumstances in which the Portfolio receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible and the Portfolio may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (x) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (xi) the Portfolio may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (xii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xiii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xiv) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Portfolio unable to sell its interest in a SPAC or to sell its interest only at a price below what

63

the Portfolio believes is the SPAC interest’s intrinsic value; and (xv) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Stripped Securities

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The investment and risk characteristics of "zero coupon" Treasury securities described below under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the SEC has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

Swap Agreements

In accordance with its investment strategy and only with Board approval, a Portfolio may enter into interest rate, equity, credit default, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return or for other portfolio management purposes, subject to certain limitations. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio).

Each Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Portfolio's total assets. This limitation will only apply to OTC swap transactions and will not apply to swap transactions that are centrally cleared. The Manager or Subadvisor will consider, among other factors, creditworthiness, size, market share, execution ability, pricing and reputation in selecting swap counterparties for the Portfolios.

Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if a Portfolio agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Portfolio's exposure to long-term interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Portfolio's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Portfolio. If a swap agreement calls for payments by a Portfolio, the Portfolio must be prepared to make such payments when due.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few days to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component ("asset") during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

A Portfolio may purchase and sell Municipal Market Data Rate Locks (“MMD Rate Locks”). An MMD Rate Lock is a type of swap agreement that is similar to an interest rate swap whereby it enables a Portfolio to lock in a specified municipal interest rate for a portion of its portfolio. An MMD Rate Lock is a contract between counterparties pursuant to which the parties agree to make payments to each other based on a notional amount, contingent upon whether municipal interest rates (typically based on the 30-year “AAA” Municipal Market Data rate) are above or below a specified rate on the expiration date of the contract. A Portfolio will ordinarily use these transactions as a hedge or for duration or risk management purposes

64

although the Portfolios are permitted to enter into MMD Rate Locks to seek to enhance income or gain. In entering into MMD Rate Locks, there is a risk that municipal yields will move in a direction opposite of the direction anticipated by a Portfolio.

Whether a Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because, among other reasons, swaps are two party contracts and may have terms of greater than seven days, swap agreements may be classified as illiquid investments. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit the Portfolios' ability to use swap agreements. A Portfolio may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain standardized swaps are currently subject to mandatory central clearing. Central clearing is expected to decrease counterparty risk compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. CFTC regulations require that a clearing member segregate all funds received from customers with respect to cleared swap transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its cleared swaps customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account by account class, and the clearing member may invest those funds in certain instruments.

CFTC regulations require that the clearing member notify the clearinghouse of the initial margin provided by the clearing member to the clearinghouse that is attributable to each customer. If the clearing member does not accurately report the Portfolio’s initial margin, the Portfolio is subject to the risk that a clearinghouse will use the assets attributable to it in the clearinghouse’s omnibus account to satisfy payment obligations a defaulting customer of the clearing member has to the clearinghouse.

Clearinghouses (and in many cases clearing members) have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Portfolio, or in the event of fraud or misappropriation of customer assets by a clearing member, the Portfolio could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member. Separately, under the trade execution requirement, swap transactions subject to the clearing requirement must be traded on either a Designated Contract Market (DCM) or Swap Execution Facility (SEF) unless no DCM or SEF "makes the swap available to trade." A DCM is a board of trade (i.e., an organized exchange or trading facility) that has been licensed by the CFTC. An SEF is a trading facility that provides certain minimum trading functionality to facilitate the execution of swaps between persons and is not a DCM. Swap transactions subject to the trade execution requirement must be executed on an SEF either through an order book or a request-for-quote system operated in conjunction with an order book. The trade execution requirement is expected to decrease illiquidity risk and increase pre-trade price transparency because prices and volumes are posted on the exchange. However, central clearing and the trade execution requirement do not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of a Portfolio and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a Portfolio to support its obligations under a similar bilateral swap thus requiring a Portfolio to incur increased expenses to access the same types of swaps. Certain other swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.

Equity Swaps (Total Return Swaps / Index Swaps). Equity swap contracts may be structured in different ways. For example, when a Portfolio takes a long position, the counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Portfolio may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to a Portfolio on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Portfolio on the notional amount. In other cases, when a Portfolio takes a short position, a counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Portfolio sold a particular stock (or group of stocks) short, less the dividend expense that the Portfolio would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, a Portfolio may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, a Portfolio's risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Manager or Subadvisor does not accurately analyze and predict future market trends, the values of assets or economic factors, a Portfolio may suffer a loss, which may be substantial. The swap markets

65

in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Interest Rate Swaps. An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate. A company will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps. To the extent consistent with its investment objectives and subject to the Portfolios' general limitations on investing in swap agreements, certain Portfolios may invest in credit default swaps, including credit default swap index products (sometimes referred to as CDX index). Credit default swaps are contracts whereby one party, the protection "buyer," makes periodic payments to a counterparty, the protection "seller," in exchange for the right to receive from the seller a payment equal to the par (or other agreed-upon value (the "value") of a particular debt obligation (the "referenced debt obligation") in the event of a default by the issuer of that debt obligation. A credit default swap may use one or more securities that are not currently held by a Portfolio as referenced debt obligations. A Portfolio may be either the buyer or the seller in the transaction. When used for hedging purposes, a Portfolio would be the buyer of a credit default swap contract. In that case, a Portfolio would be entitled to receive the value of a referenced debt obligation from the seller in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, a Portfolio would pay to the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Portfolio would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that, in the event that the Manager or Subadvisor incorrectly evaluates the creditworthiness of the issuer on which the swap is based, the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). They also involve credit risk - that the seller may fail to satisfy its payment obligations to a Portfolio in the event of a default.

When a Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

A Portfolio may also invest in a CDS index, including one of the CDX indices. A CDX index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. CDX index products potentially allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, with an increased level of diversification. Generally, the value of the CDX index will fluctuate in response to changes in the perceived creditworthiness or default experience of the basket of issuers of debt instruments to which the CDX index provides exposure. An investor’s investment in a tranche of a CDX index provides customized exposure to certain segments of the CDX index’s potential loss distribution. The lowest or riskiest tranche, known as the equity tranche, has exposure to the first losses experienced by the basket. The mezzanine and senior tranches are higher in the capital structure but may also be exposed to losses in value. Investment in a CDX index is susceptible to liquidity risk, along with credit risk, counterparty risk and others risks associated with an investment in a credit default swaps, as discussed above. However, certain of these indices are subject to mandatory central clearing and exchange trading, which may reduce counterparty credit risk and increase liquidity compared to other credit default swap or CDX index transactions.

Swaptions. A Portfolio also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Portfolio may write (sell) and purchase put and call swaptions.

Whether a Portfolio's use of swap agreements or swaptions will be successful in furthering its investment objective will depend on the Manager or Subadvisor’s ability to predict whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolios will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed by the Internal Revenue Code may limit the Portfolios' ability to use swap agreements. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Temporary Defensive Positions; Cash Equivalents

In times of unusual or adverse purchase or redemption activity, or market, economic or political conditions, for temporary defensive purposes, each Portfolio may invest outside the scope of its principal investment focus. Under these or other conditions, a Portfolio may not invest in accordance with its investment objective or investment strategies, including substantially reducing or eliminating its short positions, and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under these or other conditions, a Portfolio may, in the discretion of the Manager or a Subadvisor, invest without limit in cash, cash equivalents and/or other fixed-income securities. These include, but are not limited to: short-

66

term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks CDs, bankers' acceptances and time deposits and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity. In addition, certain Portfolios may hold foreign cash and cash equivalents.

Also, a portion of each Portfolio's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

To-Be-Announced Purchase Commitments

To-Be-Announced ("TBA") purchase commitments are commitments to purchase mortgage-backed securities for a fixed price at a future date. At the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, a Portfolio agrees to accept any mortgage-backed security that meets specified terms. Thus, a Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security.

Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. On delivery for such transactions, a Portfolio will meet its obligations from maturities or sales of the securities and/or from cash flow.

Recently finalized rules include certain mandatory margin requirements for the TBA market, which may require the Portfolios to post collateral in connection with their TBA transactions. The required margin could increase the cost to the Portfolios and impose additional complexity to enter into TBA transactions.

TBA purchase commitments may be considered securities in themselves, and purchasing a security on a to be announced basis can involve the risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Default by or bankruptcy of the counterparty to a TBA transaction would expose a Portfolio to possible loss because of adverse market action and expenses or delays in connection with the purchase of the mortgage-backed securities specified in the TBA transaction. Mortgage-backed securities purchased on a to be announced basis increase interest rate risks to the Portfolio because the underlying mortgages may be less favorable than anticipated. No interest or dividends accrue to the purchaser prior to the settlement date.

Tracking Error Risk

The performance of each of NYLIM VP Hedge Multi-Strategy Portfolio and NYLIM VP S&P 500 Index Portfolio may not equal or exceed that of its corresponding underlying index during any period of time. Although each such Portfolio attempts to track the performance of its underlying index, it may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to the risk that the strategies used by its Subadvisor that are intended to match the performance of the underlying index may fail to produce the intended results and liquidity risk, as well as the incurring of fund expenses that the underlying index does not incur. For example, a Portfolio may not be able to invest in certain securities included in its underlying index due to restrictions or limitations imposed, by or a lack of liquidity in, certain countries and stock exchanges in which such securities trade, or may be delayed in purchasing or selling securities included in the underlying index. In addition, tracking error may be created by the use of underlying ETPs or derivative instruments to track underlying index components. In addition, tracking error may occur because of differences in timing of the accrual or the valuation of dividends or interest or tax gains or losses.

U.S. Government Securities

Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if the Manager or Subadvisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Portfolio.

Any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling may impact the market value of U.S. government debt securities held by a Portfolio. If the U.S. Congress is unable to negotiate an adjustment to the statutory

67

debt ceiling, there is also the risk that the U.S. government may default on payments on certain U.S. government securities, including those held by a Portfolio, which could have a material negative impact on the Portfolio.

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease. The U.S. government securities in which a Portfolio may invest may pay fixed, floating, variable or adjustable interest rates.

See "Temporary Defensive Positions; Cash Equivalents" for more information.

Warrants and Rights

To the extent that a Portfolio invests in equity securities, the Portfolio may purchase or otherwise receive warrants or rights. The holder of a warrant or right generally has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant or right. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. For example, warrants are speculative investments that pay no dividends and confer no rights other than a purchase option and the prices of warrants do not necessarily move in tandem with the prices of the underlying securities. If a warrant or right is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant or right. In addition, the terms of warrants or rights may limit the Portfolio’s ability to exercise the warrants or rights at such time, or in such quantities, as the Portfolio would otherwise wish.

When-Issued Securities

Each Portfolio may from time to time purchase securities on a "when-issued" basis. When purchasing a security on a when-issued basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date beyond the customary settlement time. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income; however, it is the Portfolios' intention that each Portfolio will be fully invested to the extent practicable and subject to the policies stated herein and in the relevant Prospectus. Although when-issued securities may be sold prior to the settlement date, each Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Portfolio and not for purposes of leveraging the Portfolio's assets. However, a Portfolio will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels (or the expectation of such changes). There is a risk that a party with whom a Portfolio has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Portfolio.

The Portfolios do not believe that a Portfolio's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date.

Zero-Coupon Bonds

The Portfolios may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Portfolio on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Portfolio must accrue and distribute every year even though the Portfolio receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

MANAGEMENT OF THE PORTFOLIOS

Board of Trustees and Officers

The Trustees and officers of the Portfolios are listed below. The Board oversees the New York Life Investments Group of Funds, NYLI MacKay Muni Income Opportunities Fund, NYLIM VP Funds Trust, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. The Board, except for Mr. Jivraj and Ms. Lynch, also oversees the NYLI MacKay DefinedTerm Muni Opportunities Fund and NYLI CBRE Global Infrastructure Megatrends Term Fund. Mr. Jivraj and Ms. Lynch are Advisory Board Members of each of NYLI MacKay DefinedTerm Muni Opportunities Fund and NYLI CBRE Global Infrastructure Megatrends Term Fund. Information pertaining to the

68

Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board Service Policy for the Independent Trustees, subject to certain exceptions, an Independent Trustee must tender his or her resignation by the end of the calendar year during which he or she: (i) reaches the age of 75 or (ii) has served on the Board for 15 years. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolios (“Independent Trustees”).

INTERESTED TRUSTEE

NAME AND YEAR OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX[1] OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Naïm Abou-Jaoudé* 1966	Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	86

New York Life Investments Funds Trust: Trustee since 2023 (39 funds);

New York Life Investments Funds: Trustee since 2023 (11 funds);

NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since 2023;

NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023; NYLI MacKay Muni Income Opportunities Fund: Trustee since 2024; and New York Life Investment Management International (Chair) since 2015

INDEPENDENT TRUSTEES

NAME AND YEAR OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David H. Chow 1957	Trustee since 2016	Founder and CEO, DanCourt Management, LLC (since 1999)	86

New York Life Investments Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);
New York Life Investments Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (11 funds);
NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021; NYLI MacKay Muni Income Opportunities Fund: Trustee since 2024;
VanEck Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chair of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee (2009 to 2024); Chair of the Investment Committee (2018 to 2024).

69

NAME AND YEAR OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Karen Hammond 1956	Trustee since 2021, Advisory Board Member (June 2021 to 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	86

New York Life Investments Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); (39 funds);
New York Life Investments Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); (11 funds);
NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since 2021, Advisory Board Member (June 2021 to December 2021);
NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021; NYLI MacKay Muni Income Opportunities Fund: Trustee since 2024; Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp: Director since 2018; Rhode Island State Investment Commission: Member since 2017; and

Blue Cross Blue Shield of Rhode Island: Director since 2019.

Adeel Jivraj 1970	Trustee since January 2026	Retired, Partner, Ernst & Young LLP (2005 to 2025)	84

New York Life Investments Funds Trust: Trustee since January 2026 (39 funds); New York Life Investments Funds: Trustee since January 2026 (11 funds) and NYLI MacKay Muni Income Opportunities Fund: Trustee since January 2026

Susan B. Kerley 1951	Chair from 2017 to 2024 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	86

New York Life Investments Funds Trust: Chair (2017 to 2024) and Trustee since 1990*** (39 funds);
New York Life Investments Funds: Chair (2017 to 2024) and Trustee since 2007 (11 funds); NYLI MacKay DefinedTerm Muni Opportunities Fund: Chair (2017 to 2024) and Trustee since 2011;
NYLI CBRE Global Infrastructure Megatrends Term Fund: Chair (2021 to 2024) and Trustee since 2021; NYLI MacKay Muni Income Opportunities Fund: Chair (March 2024 to December 2024) and Trustee since 2024; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

Alan R. Latshaw 1951	Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the New York Life Investments Group of Funds Audit and Compliance Committee (2004 to 2006)	86

New York Life Investments Funds Trust: Trustee since 2007*** (39 funds);
New York Life Investments Funds: Trustee since 2006 (11 funds);

NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since 2011;
NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021; and NYLI MacKay Muni Income Opportunities Fund: Trustee since 2024.

Stephanie Lynch 1967	Trustee since January 2026	Co-Founder and the Managing Partner of Global Endowment Management (GEM) (since 2007)	84

New York Life Investments Funds Trust: Trustee since January 2026 (39 funds); New York Life Investments Funds: Trustee since January 2026 (11 funds) and NYLI MacKay Muni Income Opportunities Fund: Trustee since January 2026

70

NAME AND YEAR OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Jacques P. Perold 1958	Chair since 2025 and Trustee since 2016	Founder and Chief Executive Officer, CapShift Advisors LLC (2018 to 2022); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	86

New York Life Investments Funds Trust: Chair since 2025 and Trustee since 2016, Advisory Board Member (June 2015 to December 2015); (39 funds);
New York Life Investments Funds: Chair since 2025 and Trustee since 2016, Advisory Board Member (June 2015 to December 2015); (11 funds);
NYLI MacKay DefinedTerm Muni Opportunities Fund: Chair since 2025 and Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
NYLI CBRE Global Infrastructure Megatrends Term Fund: Chair since 2025 and Trustee since 2021; NYLI MacKay Muni Income Opportunities Fund: Chair since 2025 and Trustee since 2024;
Allstate Corporation: Director since 2015;
MSCI Inc: Director since 2017; and CapShift Advisors: Chair since 2022.

Richard S. Trutanic 1952	Trustee since 2007**	Chair and Chief Executive Officer, Somerset & Company (investment and advisory firm) (since 2004)	86

New York Life Investments Funds Trust: Trustee since 2007***(39 funds);
New York Life Investments Funds: Trustee since 1994 (11 funds);
NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since 2011;
NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021; and NYLI MacKay Muni Income Opportunities Fund: Trustee since 2024.

1 The “Fund Complex” consists of the Portfolios, NYLI CBRE Global Infrastructure Megatrends Term Fund, NYLI DefinedTerm Muni Opportunities Fund and series of New York Life Investments Fund and New York Life Investments Funds Trust.

* Mr. Abou-Jaoudé is considered to be an “interested person” of the New York Life Investments Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

** Includes prior service as a Director or Officer of the Trust's predecessor, MainStay VP Series Fund, Inc., a Maryland corporation.

*** Includes prior service as a Director/Trustee of certain predecessor entities to New York Life Investments Funds Trust.

Trustees

In addition to the information provided in the table above, the following is a brief discussion of the specific experience, qualifications, attributes, or skills that support the conclusion, as of the date of this SAI, that each person listed below is qualified to serve as a Trustee of the Portfolios in light of the Portfolios' business and structure. The disclosure below regarding the Trustees is not intended to state or imply that any Trustee has any title, expertise or experience that would impose a higher degree of individual responsibility or obligation on such Trustee, either as compared to the other Trustees of the Portfolios or to board members of other mutual funds generally.

Mr. Abou-Jaoudé. Mr. Abou-Jaoudé has served as a Trustee since 2023. Previously, Mr. Abou-Jaoudé was the Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) from 2007 to 2023. Mr. Abou-Jaoudé has also served as Chair of New York Life Investment Management International since 2015. Mr. Abou-Jaoudé has over 30 years of experience in the investment management business.

Mr. Chow. Mr. Chow has served as a Trustee of one or more of the registrants of the Fund Complex since 2016 and as an Advisory Board Member of one or more of the registrants of the Fund Complex from June 2015 to December 2015. Mr. Chow has served as the Chair of the Investment Committee of one or more of the registrants of the New York Life Investments Group of Funds since January 2022. Mr. Chow served as the Chair of the Operations Oversight Committee of one or more of the registrants of the New York Life Investments Group of Funds from 2017 to 2021. He is founder and CEO of DanCourt Management, LLC, a Registered Investment Advisor since 2012 and a strategy consultancy since 1999. Mr. Chow has over 35 years of experience in capital markets and investments including 15 years as general partner of institutional private equity funds. He has served as a trustee of the VanEck ETF Trust since 2006 and as Independent Chair from 2008 to 2022. From 2009 to 2024, he was a trustee of Berea College, serving on the Executive Committee and as the Chair of the Investment Committee. From 2008 to 2015, he served as a board member and Chair of the Audit Committee of Forward Management, LLC, an investment management firm specializing in alternative strategies. Mr. Chow served on the Governing Council of the IDC from 2012 to 2020. He has been a CFA® Charterholder since 1989, is a former President, and served on the board, of the CFA Society of Stamford from 2009 to 2017.

71

Ms. Hammond. Ms. Hammond has served as a Trustee since December 2021 and served as an Advisory Board Member of the New York Life Investments Group of Funds from June 2021 to December 2021. Ms. Hammond has served as the Chair of the Contracts Committee since 2025 and served as the Chair of the Operations Oversight Committee from 2021 to 2024. Ms. Hammond serves as an Audit Committee Financial Expert for the New York Life Investments Group of Funds. Ms. Hammond has over 30 years of experience in the investment management industry, spending the majority of her career with Fidelity Investments from 1993 to 2013. Ms. Hammond served as Senior Vice President of Investment Services for Fidelity Management & Research Company from 2005 to 2007 and, most recently, was Managing Director of a private equity group within Fidelity from 2007 until 2013. Ms. Hammond also served as a director of real estate investment trusts beginning in 2014. Since 2017, Ms. Hammond has also been a member of the Rhode Island State Investment Committee. Ms. Hammond has been a CFA® Charterholder since 1987 and also serves as a director for Two Harbors Investment Corp and Blue Cross Blue Shield of Rhode Island.

Mr. Jivraj. Mr. Jivraj has served as a Trustee since January 2026. Mr. Jivraj served as a Partner at Ernst & Young LLP (“EY”) from 2005 to 2025 and was the Mid-Atlantic Practice Leader for EY’s Wealth & Asset Management practice from 2017 to 2023. Mr. Jivraj was a member of the Investment Companies Expert Panel (“ICEP”) of the American Institute of Certified Public Accountants from 2010-2014. The ICEP serves the needs of AICPA members on financial and business reporting and audit and attest matters relating to investment companies. Prior to his tenure at EY, Mr. Jivraj served as Assistant Chief Accountant for the SEC. He was later appointed to serve on the SEC’s Asset Management Advisory Committee (“AMAC”) from 2020 to 2021. AMAC was formed to provide SEC with perspectives on asset management and related advice and recommendations. Mr. Jivraj has been a frequent speaker at various asset management industry events and is a Certified Public Accountant.

Ms. Kerley. Ms. Kerley has served as a Trustee or Director of one or more of the registrants of the New York Life Investments Group of Funds or a predecessor since 1990, including serving as the Chair of the Operations Oversight Committee since 2025, Chair of the Board from 2017 until 2024 and Chair of the Contracts Committee of one or more of the registrants of the New York Life Investments Group of Funds from 2013 until 2016. Ms. Kerley serves as an Audit Committee Financial Expert for the New York Life Investments Group of Funds. She had previously served as Chair of the Board of one or more of the registrants of the New York Life Investments Group of Funds through 2012. Ms. Kerley also has served as a trustee of another large mutual fund complex since 1991. She has been President of Strategic Management Advisors LLC, an investment consulting firm, since 1990. Ms. Kerley has over 25 years of experience in the investment management industry. She was, until September 2014, a member of the Board of Governors and the Executive Committee of the Investment Company Institute, the national association of U.S. investment companies (“ICI”), and the Chair of the Governing Council of the Independent Directors Council (“IDC”). She served as the Chair of the IDC Task Force on Derivatives in 2008.

Mr. Latshaw. Mr. Latshaw has served as a Trustee or Director of one or more registrants in the New York Life Investments Group of Funds or a predecessor since 2007. Mr. Latshaw serves as an Audit Committee Financial Expert for the New York Life Investments Group of Funds. Prior to becoming a Trustee of the New York Life Investments Group of Funds, Mr. Latshaw served as a consultant to the Audit and Compliance Committee of its Board of Trustees from 2004 to 2006. Mr. Latshaw also served as a trustee of another mutual fund complex from 2005 to 2021. Mr. Latshaw has over 20 years of accounting experience, and has spent the majority of his career focusing on accounting and audit issues related to mutual funds. Mr. Latshaw was a member of the Investment Companies Committee (“ICC”) of the American Institute of Certified Public Accountants, and served as its chair from 1997 to 2001. As part of his chairmanship of the ICC, Mr. Latshaw assisted with the development of accounting standards and practices applicable to mutual funds, many of which were the predecessors to generally accepted accounting principles codified by the Financial Accounting Standards Board (“FASB”) in 2009.

Ms. Lynch. Ms. Lynch has served as a Trustee since January 2026. Ms. Lynch is a Co-Founder and Partner of Global Endowment Management (“GEM”) since 2007, serving as Managing Partner since 2024. Prior to founding GEM, Ms. Lynch held the role of Chief Investment Officer at The Duke Endowment from 1999 to 2007. She served as a portfolio manager at Trade Street Investment Advisers from 1996 to 1999 and at INVESCO Capital Management from 1990 to 1996. Ms. Lynch’s board experience includes serving as a member of the investment committee for the Baby J Fund since 2007 and a trustee for the Thacher School from 2015 to 2024, serving as a member of the advisory board of Avalon Advisors, LLC from 2021 to 2023 and of CBAM Partners from 2021 to 2022, and serving as a member of the investment committee of Novant Asset Management LLC and Novant Health Foundation from 2007 to 2017. Ms. Lynch also had experience as a member of the investment committee and development committee of Florida State University Foundation from 2013 to 2019. Ms. Lynch has over 30 years of experience in the investment management business and has been a CFA® Charterholder since 1992.

Mr. Perold. Mr. Perold has served as a Trustee of one or more of the registrants of the New York Life Investments Group of Funds since 2016 and as an Advisory Board Member of one or more of the registrants of the New York Life Investments Group of Funds from June 2015 to December 2015. Mr. Perold has served as the Chair of the Board since 2025 and served as the Chair of the Contracts Committee of one or more of the registrants of the New York Life Investments Group of Funds from 2018 to 2024. Mr. Perold spent the majority of his career at Fidelity Investments and Geode Capital Management, from 1986 until 2014. Mr. Perold was president of Fidelity Management and Research Co., the investment advisor for Fidelity’s family of mutual funds, a position he held from 2009 until his retirement from Fidelity in 2014. He was, until May of 2014, a member of the Board of Governors and the Executive Committee of the ICI. Mr. Perold has more than 25 years of experience as a senior executive and investment manager of equity and alternative investments for institutional and mutual fund portfolios, with roles in trading, research and portfolio management. Mr. Perold served as a member of the Board of Directors of MSCI Inc. since 2017 and of the Allstate Corporation since December 2015. He also served as a member of Boston University’s Investment Committee from 2008 to 2019 and was a Trustee of the University until 2019. Since 2019, Mr. Perold previously served as a Trustee at Partners in Health. In addition, Mr. Perold previously served as the Chief Executive Officer of CapShift Advisors LLC, a SEC-registered investment adviser, and has served as Chair of the Board since 2022.

72

Mr. Trutanic. Mr. Trutanic has served as a Trustee or Director of one or more of the registrants of the New York Life Investments Group of Funds or a predecessor since 1994, including serving as the Chair of the Nominating and Governance Committee of one or more of the registrants of the New York Life Investments Group of Funds since 2017, and previously serving as the Chair of the Alternative and Closed-End Funds Oversight Committee and as the Chair of the Brokerage and Expense Committee of New York Life Investments Group of Funds. Currently, Mr. Trutanic is the Chair and Chief Executive Officer of Somerset & Company, a private investment and advisory firm focused primarily on private equity and alternative investments for institutional clients and high net worth families. He has extensive investment management experience with several institutional investment firms, including the management of public and private equity investments, with a particular focus on international and alternative investments.

Board Structure and Leadership

The Board oversees the business and affairs of the Portfolios as well as key service providers to the Portfolios, including the services provided to the Portfolios by the Manager and Subadvisors. The Board holds regularly scheduled meetings on a quarterly basis and other special in person and telephonic meetings on a quarterly and/or an as needed basis. There are nine Trustees, eight of whom are considered not to be "interested persons" (as that term is defined in the 1940 Act) of the Portfolios, the Manager or the Subadvisors (“Independent Trustees”) in accordance with rules adopted by the SEC.

The Board has elected an Independent Trustee to serve as its Chair. The Chair is responsible for setting the agendas of all regular and special Board meetings, assists in identifying the information to be presented to the Board with respect to matters to be acted upon by the Board and presides over all Board meetings. In between meetings, the Chair is responsible for communicating with other Trustees, Trust officers and personnel of the Manager and other service providers as necessary to enable the Board to carry out its primary responsibility of overseeing the Portfolios and their operations.

As discussed further below, the Board has established various Committees through which the Trustees focus on matters relating to particular aspects of the Portfolios' operations, such as valuation of portfolio holdings, investments, risk oversight and compliance, Portfolio fees and expenses and financial reporting. The Trustees periodically review the effectiveness of the Committee structure and each Committee's responsibilities and membership.

The Trustees believe that the Board's leadership and committee structure is appropriate in light of the nature and size of the Portfolios because, among other things, it fosters strong communication between the Board, its individual members, the Manager and other service providers, allocates responsibilities among the Committees and permits Committee members to focus on particular areas involving the Portfolios. In addition, the Committees support and promote the Independent Trustees in their oversight of the Portfolios' operations and their independent review of proposals made by the Manager.

Risk Oversight

While responsibility for day-to-day risk management relating to the Portfolios and their operations resides with the Manager, Subadvisors or other service providers (subject to the supervision of the Manager), the Board actively performs a risk oversight function, both directly and through its Committees, as described below. The Board and its Committees exercise this function through regular and special Board and Committee meetings during which the Board and its Committees meet with representatives of the Manager, the Subadvisors and other key service providers. In addition, the Board has established an Operations Oversight Committee that has the responsibility of coordinating the Board’s oversight of the implementation of the risk management and compliance programs of, and related to, the Portfolios. The Audit Committee also meets regularly with the Portfolios' independent registered public accounting firm and Principal Financial and Accounting Officer to discuss internal controls and financial reporting matters, among other things. Senior management of the Manager and senior officers of the Portfolios regularly report to the Board and the Committees on a variety of risk areas relating to the Portfolios, including, but not limited to, investment/portfolio risks (e.g., performance, compliance, counterparty, credit, liquidity and valuation risks) and operational/enterprise risks (e.g., financial, reputational, compliance, litigation, personnel and business continuity risks), as well as more general business risks. The Board reviews and considers, on an ongoing basis, these reports as well as reports on the Portfolios' performance, operations and investment practices. The Board also conducts reviews of the Manager in its role in managing the Portfolios' operations. In addition, the Board has engaged independent counsel to the Independent Trustees and consults with such counsel both during and between meetings of the Board and the Committees.

The Board and the Operations Oversight Committee also meet regularly with the Portfolios' Chief Compliance Officer ("CCO"), who reports directly to the Board. The CCO has responsibility for, among other things, testing the compliance procedures of the Portfolios and their service providers. The CCO regularly discusses issues related to compliance and provides a quarterly report to the Board regarding the Portfolios' compliance program. In order to maintain a robust risk management and compliance program for the Portfolios, the Board and the Operations Oversight Committee also regularly review and consider for approval, as necessary, the Portfolios' compliance policies and procedures and updates to these procedures, as well as review and consider for approval the compliance policies and procedures of certain of the Portfolios' service providers to the extent that those policies and procedures relate to the operations of the Portfolios. In addition to the meetings with various parties to oversee the risk management of the Portfolios, the Board and its Committees also receive regular written reports from these and other parties which assist the Board and the Committees in exercising their risk oversight function.

73

The Board oversees the Portfolios' liquidity risk (defined by the SEC as the risk a Portfolio could not meet requests to redeem shares issued by the Trust without significant dilution of remaining investors’ interests in the Trust) through, among other things, receiving periodic reporting and presentations by investment and other personnel of New York Life Investment Management and its affiliates. Additionally, as required by Rule 22e-4 under the 1940 Act, the Portfolios (other than the NYLIM VP U.S. Government Money Market Portfolio) have implemented the Liquidity Program, which is reasonably designed to assess and manage the Portfolios' liquidity risk. The Board, including a majority of the Independent Trustees, approved the designation of New York Life Investment Management as the Liquidity Program’s Administrator. The Board will review, no less frequently than annually, a written report prepared by the Liquidity Program's Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and the effectiveness of its implementation.

The Board also benefits from other risk management resources and functions within the Manager's organization, such as the Manager's risk management personnel and the internal auditor of the Manager's parent company. For example, the Board and the Operations Oversight Committee meet periodically with the Manager's risk management personnel, including the Manager's Chief Risk Officer ("CRO"). The CRO is responsible for overseeing the measurement and monitoring of operational risks across the Manager's enterprise. In addition, the Board benefits from the work of the Manager’s Risk Management Committee, which is comprised of senior personnel of the Manager and seeks to identify and address material risks within the Manager's businesses across its multi-boutique structure. The Board recognizes that it is not possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve the Portfolios' investment objectives. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Officers (Who Are Not Trustees)*

NAME AND YEAR OF BIRTH	POSITION(S) HELD AND LENGTH OF SERVICE**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Kirk C. Lehneis 1974	President since 2017

Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017), NYLIFE Distributors LLC; Chair of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of New York Life Investments ETF Trust and New York Life Investments Active ETF Trust (since 2018); President, NYLI MacKay Muni Income Opportunities Fund (since 2024), NYLI CBRE Global Infrastructure Megatrends Term Fund (since 2021), NYLI MacKay DefinedTerm Muni Opportunities Fund, New York Life Investments Funds Trust and New York Life Investments Funds (since 2017); Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC.

Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer since 2007

Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, NYLI MacKay Muni Income Opportunities Fund (since 2024), NYLI CBRE Global Infrastructure Megatrends Term Fund (since 2021), NYLI MacKay DefinedTerm Muni Opportunities Fund (since 2011), New York Life Investments Funds Trust (since 2009), and New York Life Investments Funds (since 2007); Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012) and Vice President, New York Life Investments ETF Trust and New York Life Investments Active ETF Trust (since 2023).

J. Kevin Gao 1967	Secretary and Chief Legal Officer since 2010

Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, NYLI MacKay Muni Income Opportunities Fund (since 2024), NYLI CBRE Global Infrastructure Megatrends Term Fund (since 2021), NYLI MacKay DefinedTerm Muni Opportunities Fund (since 2011), New York Life Investments Funds Trust and New York Life Investments Funds (since 2010).**

Kevin M. Gleason 1966	Vice President and Chief Compliance Officer since June 2022

Vice President and Chief Compliance Officer, New York Life Investments ETF Trust and New York Life Investments Active ETF Trust (since 2022); Vice President and Chief Compliance Officer, NYLI MacKay Muni Income Opportunities Fund (since 2024), NYLI CBRE Global Infrastructure Megatrends Term Fund, New York Life Investments VP Funds Trust and NYLI MacKay DefinedTerm Muni Opportunities Fund (since 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022).

Scott T. Harrington 1959	Vice President — Administration since 2005

Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, NYLI MacKay Muni Income Opportunities Fund (since 2024), NYLI CBRE Global Infrastructure Megatrends Term Fund (since 2021), NYLI MacKay DefinedTerm Muni Opportunities Fund (since 2011), New York Life Investments Funds Trust and New York Life Investments Funds (since 2005).

*  The officers listed above are considered to be "interested persons" of the New York Life Investments Group of Funds within the meaning of the 1940 Act because of their affiliation with the New York Life Investments Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Trust Company, NYLIM Service Company LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board.

74

**  Includes prior service as an Officer of the Trust's predecessor, MainStay VP Series Fund, Inc., a Maryland corporation.

Committees of the Board

The Board oversees the Portfolios, the Manager and the Subadvisors. The committees of the Board include the Audit Committee, the Contracts Committee, the Investment Committee, the Nominating and Governance Committee and the Operations Oversight Committee.

Audit Committee. The primary purposes of the Audit Committee are to oversee the Portfolios' processes for accounting, auditing, financial reporting and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan R. Latshaw (Chair), Karen Hammond, Adeel Jivraj, Susan B. Kerley and Stephanie Lynch. The Audit Committee held 9 meetings during the fiscal year ended December 31, 2025.

Contracts Committee. The primary purposes of the Contracts Committee are to assist the Board in overseeing contracts to which the Portfolios are, or are proposed to be, parties and to ensure that the interests of the Portfolios and their shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Portfolios. The members of the Contracts Committee include Karen Hammond (Chair), David H. Chow, Adeel Jivraj, Susan B. Kerley, Alan R. Latshaw, Stephanie Lynch, Jacques P. Perold and Richard S. Trutanic. The Contracts Committee held 4 meetings during the fiscal year ended December 31, 2025.

Investment Committee. The primary purposes of the Investment Committee are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Portfolios and to consider any investment-related proposals that the Manager may make from time to time. The members of the Investment Committee include David H. Chow (Chair), Karen Hammond, Adeel Jivraj, Susan B. Kerley, Alan R. Latshaw, Stephanie Lynch, Jacques P. Perold and Richard S. Trutanic. The Investment Committee held 8 meetings during the fiscal year ended December 31, 2025.

Nominating and Governance Committee. The primary purposes of the Nominating and Governance Committee are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Portfolios and overseeing the management of the Portfolios; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for Trustees; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board's committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee include Richard S. Trutanic (Chair), David H. Chow, Karen Hammond, Adeel Jivraj, Susan B. Kerley, Alan R. Latshaw, Stephanie Lynch and Jacques P. Perold. The Nominating and Governance Committee held 7 meetings during the fiscal year ended December 31, 2025.

The Nominating and Governance Committee has adopted Policies for Consideration of Trustee candidates (the "Candidate Policy"), which are formal policies on the consideration of Trustee candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source that it deems appropriate, including independent consultants engaged specifically for such a purpose.

Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission, at the time of submitting the candidate to the attention of the Portfolios' Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Portfolios must include: (a) contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares for which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Portfolio shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Portfolios' proxy statement, if so designated by the Nominating and Governance Committee and the Board. It shall be in the Nominating and Governance Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

Operations Oversight Committee. The primary purpose of the Operations Oversight Committee is to assist the Board in overseeing the policies, procedures, practices and systems relating to identifying and managing the various risks and compliance matters that are or may be applicable to the Portfolios. The Operations Oversight Committee serves as the primary link between significant areas of risk management and compliance that may affect the Portfolios, the Manager and Subadvisors and other service providers to the Portfolios. The Operations Oversight Committee also oversees the implementation of the Portfolios' proxy voting policies and procedures, the implementation of the Portfolios' and New York Life Investment Management’s valuation procedures and New York Life Investment Management as valuation designee in the performance of fair value determinations. The Operations Oversight Committee shall recognize the risk and compliance oversight roles of other committees of the Board, and shall defer to such other committees with respect to compliance or risk oversight matters that relate specifically to the purposes or responsibilities of such other committees.

75

The Operations Oversight Committee shall not assume any day-to-day compliance or risk management functions or activities. The Portfolios' Manager, Subadvisors and other service providers (“Portfolio management”) are responsible for the day-to-day implementation, maintenance, and administration of the compliance policies and procedures of the Portfolios that are required to be reasonably designed to ensure compliance by the Portfolios and their primary service providers with applicable federal securities laws. The Portfolios' CCO shall oversee Portfolio management’s execution of its aforementioned compliance responsibilities. Portfolio management is responsible for the day-to-day implementation, maintenance and administration of policies, procedures, systems and practices designed to identify, monitor and control risks to which the Portfolios are or may be exposed. The CRO shall oversee Portfolio management’s execution of its aforementioned risk management responsibilities. The members of the Operations Oversight Committee include: Susan B. Kerley (Chair), David H. Chow, Karen Hammond, Adeel Jivraj, Alan R. Latshaw, Stephanie Lynch, Jacques P. Perold and Richard S. Trutanic. The Operations Oversight Committee held 7 meetings during the fiscal year ended December 31, 2025.

Ownership of Securities

As of December 31, 2025, the dollar range of equity securities owned by each Trustee in the Portfolios (including beneficially) and in any registered investment company overseen by the Trustees within the same family of investment companies as the Trust was as follows:

INTERESTED TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Naïm Abou-Jaoudé	None	None

INDEPENDENT TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
David H. Chow	None	Over $100,000
Karen Hammond	None	Over $100,000
Adeel Jivraj	N/A	N/A
Susan B. Kerley	None	Over $100,000
Alan R. Latshaw	None	Over $100,000
Stephanie Lynch	N/A	N/A
Jacques P. Perold	None	Over $100,000
Richard S. Trutanic	None	Over $100,000

As of December 31, 2025, each Independent Trustee and his or her immediate family members did not beneficially or of record own securities in (1) an investment adviser or principal underwriter of the New York Life Investments Group of Funds or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with, an investment adviser or principal underwriter of the New York Life Investments Group of Funds.

Compensation

The following table reflects the compensation received by certain Trustees for the fiscal year ended December 31, 2025 from the Trust and the Fund Complex. The Fund Complex consists of the Trust, as well as New York Life Investments Funds, New York Life Investments Funds Trust, NYLI CBRE Global Infrastructure Megatrends Term Fund, NYLI MacKay DefinedTerm Muni Opportunities Fund and NYLI MacKay Muni Income Opportunities Fund, which are registrants not discussed in this SAI. The Independent Trustees receive from the Fund Complex, either directly or indirectly, an annual retainer and a fee for each regularly scheduled Board meeting and associated Committee meetings attended and may receive fees for attending other Board meetings and associated Committee meetings on a case-by-case basis. The Chair of the Board is paid an additional annual fee. Trustees also are reimbursed for all out-of-pocket expenses related to attendance at Board and Committee meetings. Each Portfolio/fund in the Fund Complex pays a pro-rata share of these fees based on its net assets relative to the other funds in the Fund Complex as of the end of the relevant fiscal year.

TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES / ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE TRUST AND THE FUND COMPLEX PAID TO TRUSTEE[1]
David H. Chow	$112,764	NONE	$420,000
Karen Hammond	112,764	NONE	420,000
Adeel Jivraj[2]	N/A	N/A	N/A
Susan B. Kerley	112,764	NONE	420,000

76

TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES / ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE TRUST AND THE FUND COMPLEX PAID TO TRUSTEE[1]
Alan R. Latshaw	112,764	NONE	420,000
Stephanie Lynch[2]	N/A	N/A	N/A
Jacques P. Perold	127,370	NONE	480,000
Richard S. Trutanic	112,764	NONE	420,000

1 Includes compensation paid by New York Life Investments Funds, New York Life Investments Funds Trust, NYLI CBRE Global Infrastructure Megatrends Term Fund, NYLI MacKay DefinedTerm Muni Opportunities Fund and NYLI MacKay Muni Income Opportunities Fund.

2 Mr. Jivraj and Ms. Lynch became Trustees of the Trust, New York Life Investments Funds, New York Life Investments Funds Trust and NYLI MacKay Muni Income Opportunities Fund on January 1, 2026; therefore, they have not received any compensation from the Fund Complex for the fiscal year ended December 31, 2025. Mr. Jivraj and Ms. Lynch are Advisory Board Members of NYLI MacKay DefinedTerm Muni Opportunities Fund or NYLI CBRE Global Infrastructure Megatrends Term Fund.

Codes of Ethics

The Portfolio, the Manager, the Distributor and each Subadvisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolio. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

THE MANAGER, THE SUBADVISORS AND THE DISTRIBUTOR

Management Agreement

Pursuant to the Amended and Restated Management Agreement with NYLIM VP Funds Trust, dated May 1, 2015, as amended ("Management Agreement"), New York Life Investment Management, subject to the oversight of the Board, and in conformity with the stated policies of each Portfolio, administers each Portfolio's business affairs and has investment advisory responsibilities with respect to the Portfolios' portfolio securities. New York Life Investment Management is an indirect wholly-owned subsidiary of New York Life Insurance Company. New York Life Investment Management is registered as an investment adviser with the SEC and has provided investment management services since 2000.

Prior to May 1, 2008, each Portfolio, then in existence, other than the NYLIM VP Balanced, NYLIM VP Conservative Allocation, NYLIM VP Equity Allocation, NYLIM VP Floating Rate, NYLIM VP Growth Allocation, NYLIM VP Moderate Allocation and NYLIM VP Schroders Mid Cap Opportunities Portfolios, received advisory services pursuant to Investment Advisory Agreements and administrative services under a separate Administrative Agreement. Effective May 1, 2008, the fees that were charged by New York Life Investment Management to these Portfolios under the prior Administrative and Advisory Agreements are now combined into one fee under the Management Agreement. In addition to approving the combination of these services into one Management Agreement, the shareholders of the following Portfolios also approved an increase in the amount of compensation paid to New York Life Investment Management for advisory and administrative services combined:

NYLIM VP Bond, NYLIM VP Income Builder, NYLIM VP MacKay Convertible, NYLIM VP MacKay High Yield Corporate Bond, NYLIM VP PineStone International Equity, NYLIM VP Wellington Growth, NYLIM VP Dimensional U.S. Equity and NYLIM VP Winslow Large Cap Growth Portfolios.

The current management fees for each Portfolio are disclosed in the Prospectus.

A Portfolio's Management Agreement remains in effect for two years following its initial effective date and continues in effect thereafter for one-year periods only if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees.

The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed.

The Management Agreement provides that the Manager shall not be liable to a Portfolio for any error of judgment by the Manager or for any loss sustained by a Portfolio except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

In connection with its administration of the business affairs of each Portfolio, and except as indicated in the Prospectus or elsewhere in this SAI, the Manager bears the following expenses:

• the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or a Subadvisor;

• the CCO’s compensation (a portion of which is currently reimbursed by the Portfolios);

• the fees to be paid to the Subadvisors pursuant to the Subadvisory Agreement or otherwise; and

77

• all expenses incurred by the Manager in connection with administering the ordinary course of the Portfolios' business, other than those assumed by the Trust, as the case may be.

With respect to certain Portfolios, the Manager has entered into written expense limitation agreements as discussed in the Prospectus.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolios. The Manager and the Trust have obtained an exemptive order (the “Order”) from the SEC permitting the Manager, on behalf of a Portfolio and subject to the conditions of the Order (as described below) and the approval of the Board, including a majority of the Independent Trustees, to hire and to modify any existing or future subadvisory agreements with unaffiliated subadvisors and subadvisors that are “wholly-owned subsidiaries” of New York Life Investment Management (meaning New York Life Investment Management owns 95% or more of the outstanding voting securities), or a sister company of New York Life Investment Management that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investment Management (“Wholly-Owned Subadvisors”). In addition, pursuant to a no-action position issued by the staff of the SEC, the Manager may hire and modify any existing or future subadvisory agreement with subadvisors that are not Wholly-Owned Subadvisors, but are otherwise "affiliated persons" (as defined in the 1940 Act) of New York Life Investment Management ("Affiliated Subadvisors") provided that certain conditions are met (the "Interpretive Relief"). For its services, each Portfolio, except the NYLIM VP Asset Allocation Portfolios, pays the Manager a monthly fee, which is based on each Portfolio's average net assets. The fees paid to each Subadvisor are paid out of the management fee paid to the Manager and are not additional expenses of each Portfolio.

This authority is subject to certain conditions, which include: (i) the Trust will make certain disclosures in the prospectus regarding the existence, substance and effect of the Order; (ii) the Manager will provide general management services to each applicable Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets, and subject to review and approval of the Board, will (a) set the Portfolio’s overall investment strategies; (b) evaluate, select and recommend subadvisors to manage all or a portion of the Portfolio’s assets; (c) allocate and, when appropriate, reallocate the Portfolio’s assets among subadvisors; (d) monitor and evaluate the subadvisor’s performance; and (e) implement procedures reasonably designed to ensure that subadvisors comply with the Portfolio’s investment objective, policies and restrictions; (iii) the Trust will provide an information statement to shareholders of a Portfolio containing details about the subadvisor, the subadvisory agreement and certain aggregate subadvisory fee information within 90 days of hiring a new subadvisor; (iv) the Manager will provide the Board, no less frequently than quarterly, with information about the profitability of the Manager on a per subadvised Portfolio basis; (v) before a Portfolio may rely on the Order, the operation of that Portfolio pursuant to the Order must be approved by a majority of the Portfolio’s outstanding voting securities; (vi) whenever a subadvisor change is proposed for a subadvised Portfolio with an affiliated subadvisor or a Wholly-Owned Subadvisor, the Board, including a majority of the Independent Trustees, will make a separate finding that the change is in the best interests of the subadvised Portfolio and its shareholders and does not involve a conflict of interest from which the Manager or the affiliated subadvisor or Wholly-Owned Subadvisor derives an inappropriate advantage; (vii) no Trustee or Officer of the Portfolio would be permitted to own any interest in a subadvisor, subject to certain exceptions; and (viii) at all times, at majority of the Board will not be “interested persons” of the Trust as a whole within the meaning of the 1940 Act and the nomination of new or additional Trustees that are not “interested persons” will be at the discretion of the then existing Trustees that are not “interested persons.”

For more information regarding the Order and Interpretive Relief, including whether a Portfolio may not use some or all of the relief granted by the Order and Interpretive Relief without obtaining shareholder approval, see the Prospectuses under the heading "The Trust and its Management."

Expenses Borne by the Trust

Except for the expenses to be paid by the Manager as described in the Prospectuses and elsewhere in this SAI, the Trust, on behalf of each Portfolio, is responsible under the Management Agreement for the payment of expenses related to each Portfolio's operations, including: (1) the fees payable to the Manager or the expenses otherwise incurred by a Portfolio in connection with the management of the investment of the assets of a Portfolio; (2) the fees and expenses of the Trustees who are not affiliated with the Manager or Subadvisors; (3) certain fees and expenses of the Trust's custodian and transfer agent; (4) the charges and expenses of the Trust's legal counsel and independent accountants; (5) brokers' commissions and any issue or transfer taxes chargeable to the Trust, on behalf of a Portfolio, in connection with its securities transactions; (6) the fees of any trade association of which a Portfolio or the Trust is a member; (7) the cost of share certificates representing shares of a Portfolio; (8) reimbursement of a portion of the organization expenses of a Portfolio and the fees and expenses involved in registering and maintaining the registrations of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing Prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Portfolio's business; (11) any expenses assumed by the Portfolio pursuant to its plan of distribution; (12) all taxes and business fees payable by a Portfolio to federal, state or other governmental agencies; (13) costs associated with the pricing of the Portfolios' shares; and (14) the cost of fidelity bond and D&O insurance.

Pursuant to an agreement between the Trust and New York Life Investment Management, New York Life Investment Management is responsible for providing or procuring certain regulatory reporting services for the Portfolios. The Portfolios will reimburse New York Life Investment Management for the actual costs incurred by New York Life Investment Management in connection with providing or procuring these services for the Portfolios.

In addition, each Portfolio is currently reimbursing the Manager for a portion of the CCO’s compensation.

78

Subadvisory Agreements

As noted above, the Manager has delegated day-to-day advisory responsibilities for certain Portfolios to the Subadvisors. Pursuant to the respective Subadvisory Agreements between the Manager and the Subadvisors, and subject to the oversight of the Board and supervision by the Manager in conformity with the stated investment objective or objectives, policies and restrictions of each such Portfolio, Subadvisors provide continuous supervision of the investment program for the Portfolios and determine the composition of the assets of the Portfolios, including determination of the purchase, retention or sale of the securities, cash and other investments contained in each Portfolio. The Subadvisors perform other portfolio management duties pursuant to the applicable Subadvisory Agreement.

As compensation for services, the Manager, not the Portfolios, pays each Portfolio's Subadvisor an annual fee, computed daily and paid monthly, calculated on the basis of each Portfolio's average daily net assets (or the average daily net assets allocated to a particular underlying strategy, if applicable) during the preceding month at the annual rates set forth in the chart below.

PORTFOLIO NAME	ANNUAL RATE
NYLIM VP American Century Large Cap Equity Portfolio	0.22% on all assets
NYLIM VP Balanced Portfolio

For NYL Investors: 0.325% on assets up to $1 billion;
0.3125% on assets from $1 billion to $2 billion; and
0.30% on assets over $2 billion
For Wellington: 0.275% on assets up to $1 billion;
0.265% on assets from $1 billion to $3 billion; and
0.255% on assets over $3 billion

NYLIM VP Bond Portfolio	0.250% on assets up to $500 million; 0.2375% on assets from $500 million to $1 billion; 0.225% on assets from $1 billion to $3 billion; and 0.220% on assets over $3 billion
NYLIM VP Candriam Emerging Markets Equity Portfolio	0.500% on assets up to $1 billion; and 0.4875% on assets over $1 billion
NYLIM VP CBRE Global Infrastructure Portfolio	0.425% on assets up to $3 billion; and 0.42% on assets over $3 billion
NYLIM VP Dimensional U.S. Equity Portfolio	0.20% on all assets
NYLIM VP Epoch U.S. Equity Yield Portfolio	0.350% on assets up to $500 million; 0.340% on assets from $500 million to $1 billion; 0.330% on assets from $1 billion to $2 billion; and 0.325% on assets over $2 billion
NYLIM VP Fidelity Institutional AM® Utilities Portfolio	0.270% on assets up to $500 million; 0.240% on assets from $500 million to $1 billion; and 0.210% on assets over $1 billion
NYLIM VP Floating Rate Portfolio	0.300% on assets up to $1 billion; 0.2875% on assets from $1 billion to $3 billion; and 0.2825% on assets over $3 billion
NYLIM VP Income Builder Portfolio

For MacKay Shields: 0.285% on allocated assets up to $1 billion; and
0.275% on allocated assets over $1 billion.
For Epoch: 50% of the effective gross management fee after application of contractual management fee waiver and based on the assets allocated to Epoch.

NYLIM VP Janus Henderson Balanced Portfolio	0.270% on assets up to $250 million; and 0.250% on assets over $250 million
NYLIM VP MacKay Convertible Portfolio

0.300% on assets up to $500 million;
0.275% on assets from $500 million to $1 billion;
0.250% on assets from $1 billion to $2 billion;
0.245% on assets over $2 billion to $5 billion; and

0.240% on assets over $5 billion

NYLIM VP MacKay High Yield Corporate Bond Portfolio	0.285% on assets up to $1 billion; 0.275% on assets from $1 billion to $5 billion; and 0.2625% on assets over $5 billion
NYLIM VP MacKay Strategic Bond Portfolio	0.300% on assets up to $500 million; 0.275% on assets from $500 million to $1 billion; 0.250% on assets from $1 billion to $5 billion; and 0.2375% on assets over $5 billion
NYLIM VP MacKay U.S. Infrastructure Bond Portfolio	0.25% on assets up to $500 million; 0.2375% on assets from $500 million to $1 billion; 0.225% on assets from $1 billion to $3 billion; and 0.215% on assets over $3 billion
NYLIM VP MFS® Investors Trust Portfolio	0.275% on assets up to $250 million; 0.25% on assets from $250 million to $500 million; and 0.225% on assets over $500 million

79

PORTFOLIO NAME	ANNUAL RATE
NYLIM VP MFS® Research Portfolio	0.275% on assets up to $250 million; 0.25% on assets from $250 million to $500 million; and 0.225% on assets over $500 million
NYLIM VP Natural Resources Portfolio	0.400% on assets up to $150 million; 0.350% on assets from $150 million to $300 million; and 0.300% on assets over $300 million
NYLIM VP Newton Technology Growth Portfolio	0.33% on assets up to $300 million; 0.31% on assets from $300 million to $600 million; and 0.29% on assets over $600 million
NYLIM VP PIMCO Real Return Portfolio	0.250% on all assets
NYLIM VP PineStone International Equity Portfolio	0.380% on all assets
NYLIM VP Schroders Mid Cap Opportunities Portfolio	0.355% on assets up to $500 million; 0.335% on assets from $500 million to $1 billion; and 0.315% on assets over $1 billion
NYLIM VP Small Cap Growth Portfolio	For Brown Advisory: 0.45% on assets up to $100 million; and 0.40% on assets over $100 million For SBH: 0.45% on assets up to $100 million; and 0.35% on assets over $100 million
NYLIM VP U.S. Government Money Market Portfolio	0.20% on assets up to $500 million; 0.175% on assets from $500 million to $1 billion; and 0.15% on assets over $1 billion
NYLIM VP Wellington Growth Portfolio	0.29% on assets up to $500 million; 0.265% on assets from $500 million to $1 billion; 0.2525% on assets from $1 billion to $2 billion; and 0.24% on assets over $2 billion
NYLIM VP Wellington Small Cap Portfolio	0.390% on assets up to $1 billion; 0.3775% on assets from $1 billion to $2 billion; and 0.365% on assets over $2 billion
NYLIM VP Winslow Large Cap Growth Portfolio

0.400% on assets up to $100 million;
0.350% on assets from $100 million to $350 million;
0.300% on assets from $350 million to $600 million;
0.250% on assets from $600 million to $1 billion;
0.200% on assets from $1 billion to $2.5 billion;
0.240% on assets from $2.5 billion to $5 billion; and
0.250% on assets over $5 billion
Based on the average daily net assets of all Winslow-serviced assets in all investment companies managed by the Manager, including the NYLI Winslow Large Cap Growth Fund, a series of New York Life Investments Funds.

To the extent the management fee has a breakpoint or contractual waiver above $11 billion, Winslow shall bear a portion of the reduction of the management fee or waive its fee in proportion to the percentage of the total subadvisory fees that Winslow earns.

To the extent New York Life Investment Management has agreed to waive or reimburse expenses, certain Subadvisors, with respect to certain Portfolios, have voluntarily agreed to waive or reimburse their fees proportionately.

The Subadvisory Agreements provide that the Subadvisors shall not be liable to a Portfolio for any error of judgment by a Subadvisor or for any loss sustained by a Portfolio except in the case of a Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon 60 days' or less written notice.

Epoch and New York Life Investment Management have entered into an agreement pursuant to which Epoch and New York Life Investment Management contemplate an ongoing relationship between the parties wherein, among other things: (i) New York Life Investment Management agrees to recommend to the Board that Epoch continue to serve as subadvisor for the New York Life Investment Management Epoch Funds and certain other New York Life Investment Management Funds subadvised by Epoch for the five years following the closing of the transaction contemplated by such agreement, subject to Board approval and other conditions, insofar as such recommendation is consistent with New York Life Investment Management’s fiduciary duties; (ii) Epoch agrees not to provide subadvisory services to certain competing funds; (iii) New York Life Investment Management has a right of first refusal to offer certain new Epoch products; and (iv) Epoch and New York Life Investment Management enter into a distribution relationship with respect to certain separately managed account and unified managed account products.

New York Life Investment Management and CBRE have entered into an agreement pursuant to which CBRE and New York Life Investment Management contemplate an ongoing relationship between the parties wherein, among other things: (i) New York Life Investment Management agrees to recommend to the Board that CBRE continue to serve as subadvisor for certain New York Life Investment Management Funds subadvised by CBRE for the three years following the initial term of the subadvisory agreement with New York Life Investment Management, subject to Board approval and other conditions, insofar as such recommendation is consistent with New York Life Investment Management’s fiduciary duties; (ii)

80

CBRE agrees not to provide advisory or subadvisory services to certain competing funds; (iii) New York Life Investment Management has a right of first refusal to offer certain new CBRE products; and (iv) CBRE and New York Life Investment Management enter into a distribution relationship with respect to certain CBRE products.

New York Life Investment Management and Wellington have entered into an agreement pursuant to which Wellington and New York Life Investment Management contemplate an ongoing relationship between the parties wherein, among other things (i) New York Life Investment Management agrees to recommend to the Board that Wellington continue to serve as subadvisor for certain New York Life Investment Management Funds subadvised by Wellington for the five years following the initial term of the subadvisory agreement with New York Life Investment Management, subject to Board approval and other conditions, insofar as such recommendation is consistent with New York Life Investment Management’s fiduciary duties; and (ii) Wellington agrees not to provide advisory or subadvisory services to certain competing funds pursuant to the terms of the agreement.

For the years ended December 31, 2025, December 31, 2024 and December 31, 2023, the amount of management fees paid by the Portfolios (except for the NYLIM VP Asset Allocation Portfolios, which pay no management fees) to the Manager and its affiliates, the amount of any Management fees waived and/or reimbursed by New York Life Investment Management, and the amount of Subadvisory fees paid by the Manager and its affiliates to the Subadvisors is indicated in the following tables.

	2025		2024		2023
	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED
NYLIM VP American Century Large Cap Equity Portfolio	$2,546,848	$0	$2,840,164	$0	$2,840,782	$0
NYLIM VP Balanced Portfolio	2,252,428	0	2,354,884	0	2,420,889	0
NYLIM VP Bond Portfolio	2,857,949	0	2,967,714	0	3,301,721	0
NYLIM VP Candriam Emerging Markets Equity Portfolio	2,037,362	0	2,160,115	0	2,227,427	0
NYLIM VP CBRE Global Infrastructure Portfolio	306,247	52,148	283,898	68,242	287,875	48,231
NYLIM VP Dimensional U.S. Equity Portfolio	5,010,343	0	5,212,530	0	4,719,504	0
NYLIM VP Epoch U.S. Equity Yield Portfolio	6,325,045	427,758	6,423,415	413,957	6,272,695	328,000
NYLIM VP Fidelity Institutional AM® Utilities Portfolio	5,645,703	0	6,005,286	0	6,207,596	0
NYLIM VP Floating Rate Portfolio	6,800,129	0	5,755,428	0	5,023,423	0
NYLIM VP Hedge Multi-Strategy Portfolio	1,611,518	263,307	1,884,032	268,067	2,061,715	283,457
NYLIM VP Income Builder Portfolio	3,037,196	0	2,992,327	0	2,947,854	0
NYLIM VP Janus Henderson Balanced Portfolio	10,059,102	0	9,015,623	0	7,864,923	0
NYLIM VP MacKay Convertible Portfolio	8,141,353	0	9,310,803	0	9,262,503	0
NYLIM VP MacKay High Yield Corporate Bond Portfolio	15,305,497	0	14,935,289	0	14,662,612	0
NYLIM VP MacKay Strategic Bond Portfolio	3,384,100	0	3,808,310	0	4,090,231	0
NYLIM VP MacKay U.S. Infrastructure Bond Portfolio	1,168,091	0	1,071,376	0	1,041,163	0

NYLIM VP MFS Investors Trust Portfolio	2,709,462	0	0	0	0	0
NYLIM VP MFS Research Portfolio	1,949,719	0	0	0	0	0
NYLIM VP Natural Resources Portfolio	2,270,543	0	2,612,032	0	2,886,962	0

NYLIM VP Newton Technology Growth Portfolio	8,170,011	117,097	0	0	0	0
NYLIM VP PIMCO Real Return Portfolio	2,042,811	314,586	2,207,642	320,271	2,448,592	299,482
NYLIM VP PineStone International Equity Portfolio	3,472,416	0	3,658,391	0	3,945,900	0
NYLIM VP S&P 500 Index Portfolio	7,982,735	3,795,530	6,718,602	2,946,190	5,302,180	2,220,095
NYLIM VP Schroders Mid Cap Opportunities Portfolio	5,340,070	195,595	5,869,684	120,425	5,918,420	101,577
NYLIM VP Small Cap Growth Portfolio	3,362,078	0	3,681,046	0	3,502,425	0
NYLIM VP U.S. Government Money Market Portfolio	3,175,482	1,177,107	3,215,278	1,114,580	3,354,484	1,065,586
NYLIM VP Wellington Growth Portfolio	4,468,384	0	4,473,661	0	4,083,433	0
NYLIM VP Wellington Small Cap Portfolio	2,887,185	373,716	3,101,194	373,842	3,032,185	354,186
NYLIM VP Winslow Large Cap Growth Portfolio	13,163,307	30,276	11,902,028	28,027	10,065,569	29,342

81

	2025		2024		2023
	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
NYLIM VP American Century Large Cap Equity Portfolio	$889,376	$0	$991,803	$0	$992,019	$0
NYLIM VP Balanced Portfolio
NYL Investors	353,230	0	575,031	0	568,375	0
Wellington	568,065	0	383,546	0	424,533	0
NYLIM VP Bond Portfolio	1,428,975	0	1,483,857	0	1,650,860	0
NYLIM VP Candriam Emerging Markets Equity Portfolio	1,018,681	0	1,080,058	0	1,113,713	0
NYLIM VP CBRE Global Infrastructure Portfolio	153,124	26,074	141,949	34,121	143,937	24,116
NYLIM VP Dimensional U.S. Equity Portfolio
Dimensional	1,975,258	0	787,103		0	0
Wellington	0	0	1,399,410		2,053,452	0
NYLIM VP Epoch U.S. Equity Yield Portfolio	3,162,522	213,879	3,211,708	206,979	3,136,347	164,000
NYLIM VP Fidelity Institutional AM® Utilities Portfolio	2,267,139	0	2,401,962	0	2,476,517	0
NYLIM VP Floating Rate Portfolio	3,400,065	0	2,877,714	0	2,511,711	0
NYLIM VP Hedge Multi-Strategy Portfolio	0	0	682,457	134,033	1,030,962	141,728
NYLIM VP Income Builder Portfolio
MacKay Shields	584,434	0	878,494	0	814,803	0
Epoch	934,170	0	617,651	0	659,074	0
NYLIM VP Janus Henderson Balanced Portfolio	4,721,087	0	4,224,106	0	3,676,154	0
NYLIM VP MacKay Convertible Portfolio	4,070,676	0	4,655,402	0	4,631,252	0
NYLIM VP MacKay High Yield Corporate Bond Portfolio	7,652,748	0	7,467,644	0	7,331,306	0
NYLIM VP MacKay Strategic Bond Portfolio	1,692,050	0	1,904,157	0	2,045,113	0
NYLIM VP MacKay U.S. Infrastructure Bond Portfolio	584,045	0	535,688	0	520,582	0

NYLIM VP MFS Investors Trust Portfolio	1,023,316	0	0	0	0	0
NYLIM VP MFS Research Portfolio	751,937	0	0	0	0	0
NYLIM VP Natural Resources Portfolio	1,080,169	0	1,216,911	0	1,321,315	0

NYLIM VP Newton Technology Growth Portfolio	3,319,345	0	0	0	0	0
NYLIM VP PIMCO Real Return Portfolio	1,021,405	0	1,263,956	160,135	1,224,296	0
NYLIM VP PineStone International Equity Portfolio	1,649,397	0	1,737,736	0	1,369,235	0
NYLIM VP S&P 500 Index Portfolio	0	0	2,710,397	1,473,095	2,651,090	1,110,047
NYLIM VP Schroders Mid Cap Opportunities Portfolio
Schroders	2,281,614	0	956,492	0	0	0
Wellington	0	0	1,642,634	60,212	2,650,961	50,788
NYLIM VP Small Cap Growth Portfolio
Brown	815,553	0	916,815	0	904,754	0
SBH	882,889	0	932,106	0	865,468	0
NYLIM VP U.S. Government Money Market Portfolio	1,587,741	588,553	1,607,639	557,290	1,677,242	532,793
NYLIM VP Wellington Growth Portfolio	1,844,797	0	1,846,951	0	1,687,856	0
NYLIM VP Wellington Small Cap Portfolio	1,426,188	186,857	1,530,524	186,921	1,495,900	177,093
NYLIM VP Winslow Large Cap Growth Portfolio	4,694,161	60,332	4,330,066	56,181	3,804,447	58,184

82

Administrative Services

In addition to the administrative services described in the Prospectus, pursuant to the Management Agreement the Manager monitors the Portfolios’ investment performance, compliance and risk management environment and otherwise supports the Trust’s governance structure and functions as well as general Portfolio operations.

The Manager has authorized any of its Directors, officers and employees who have been elected or appointed as Trustees or officers of the Portfolio to serve in the capacities in which they have been elected or appointed. In connection with its administration of the business affairs of the Portfolios, and except as indicated in the Prospectus, the Manager bears the following expenses:

1. the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or the Subadvisors; and

2. all expenses incurred by the Manager in connection with administering the ordinary course of the Portfolios' business, other than those assumed by the Trust.

Under a separate agreement, New York Life Investment Management has granted the Portfolios the right to use the "NYLIM" name and service marks and has reserved the right to withdraw its consent to the use of such name and marks by the Trust at any time, and to grant the use of such name and marks to other users.

Pursuant to an agreement with New York Life Investment Management, JPMorgan Chase Bank, N.A., 383 Madison Avenue, New York, New York 10179 ("JPMorgan"), provides sub-administration and sub-accounting services for the Portfolios. These services include calculating daily NAVs of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' respective NAVs, and assisting New York Life Investment Management in conducting various aspects of the Portfolios' administrative operations. JPMorgan has sub-custodial arrangements for holding such Portfolios' foreign assets. For providing these services, JPMorgan is compensated by New York Life Investment Management.

The Distributor

NYLIFE Distributors LLC, an affiliate of New York Life Investment Management, is a limited liability company organized under the laws of Delaware with a principal place of business located at 30 Hudson Street, Jersey City, New Jersey 07302, serves as the distributor (the "Distributor") for the Service Class shares and Service 2 Class shares of the Portfolios pursuant to a Distribution and Service Agreement, dated April 29, 2011, as amended. The Distributor is not obligated to sell any specific amount of the Service Class shares or Service 2 Class shares, and receives no compensation from the Trust or the Portfolios under the Distribution and Service Agreement.

The Distribution and Service Agreement is subject to annual approval by the Board. The Distribution and Service Agreement is terminable with respect to a Portfolio at any time, without payment of a penalty, by vote of a majority of the Independent Trustees upon 30 days' written notice to the Distributor, by vote of a majority of the outstanding voting securities of that Portfolio, upon 30 days' written notice to the Distributor, or by the Distributor, upon 30 days' written notice to the Trust. The Distribution and Service Agreement will terminate in the event of its assignment.

The shares of each Portfolio are offered continuously, although each Portfolio reserves the right to suspend or terminate such offering at any time. The Distribution and Service Agreement for the Service Class shares and Service 2 Class shares of the Portfolios was initially approved by the Board, including a majority of the Independent Trustees, at an in-person meeting held on April 5, 2011, as amended.

Distribution and Service Plan

For each of the Portfolios offering Service Class and Service 2 Class shares, the Trust has adopted a Distribution and Service Plan for the Service Class and Service 2 Class shares pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, each Portfolio's Service Class and Service 2 Class shares pay a monthly distribution and service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to the Portfolio's Service Class and Service 2 Class shares as compensation for distribution activities and shareholder services with respect to Service Class and Service 2 Class shares. The distribution and service fee may be retained by the Distributor or used by the Distributor to pay third parties, including insurance companies, broker/dealers and other financial institutions and organizations (a) for servicing shareholder accounts, including retention or payment of a continuing fee which may accrue immediately after the sale of shares; and (b) for services in connection with any activities or expenses primarily intended to result in the sale of the Service Class or Service 2 Class shares of the Portfolios, including, but not limited to, retention or payment of compensation, including incentive compensation, to provide or obtain various distribution-related and/or administrative services for the Service Class or Service 2 Class shares. These services may include, among other things, processing new Policy account applications, preparing and transmitting computer processable tapes of all transactions by Policy Owners and serving as the primary source of information to Policy Owners in answering questions concerning the Service Class or Service 2 Class shares and their transactions with the Service Class or Service 2 Class shares. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature, training and educating agents, and other promotional activities on behalf of the Service Class and Service 2 Class shares of the Portfolios. In addition, the 12b-1 Plan authorizes payment by the Service Class and Service 2 Class shares of the cost of preparing, printing and distributing Service Class and Service 2 Class Prospectuses and SAIs to prospective Policy Owners and of implementing and operating the Plan.

Because the distribution and service fee is paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of an investment in Service Class or Service 2 Class shares and may cost a Service Class or Service 2 Class shareholder more than paying other types of sales charges. The 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually

83

expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. If the 12b-1 Plan for Service Class or Service 2 Class shares of a Portfolio is terminated, the Service Class or Service 2 Class will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. The 12b-1 Plan may be terminated only by specific action of the Board or shareholders.

The 12b-1 Plan shall continue in effect from year to year with respect to a Portfolio, provided such continuance is approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Service Class and Service 2 Class shares of the Portfolio (meaning those securities presently entitling the owner or holder thereof to vote for the election of directors, as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees. No 12b-1 Plan may be amended with respect to a Portfolio to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Service Class or Service 2 Class of the Portfolio, and all material amendments of the 12b-1 Plan must also be approved by the Trustees in the manner described above. The 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the affected Service Class or Service 2 Class of a Portfolio (meaning those securities presently entitling the owner or holder thereof to vote for the election of directors, as defined in the 1940 Act), on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Trustees who are not such interested persons has been committed to those Trustees who are not such interested persons. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the 12b-1 Plan will benefit the Trust, the Service Class or Service 2 Class shares of each Portfolio, and their respective shareholders. Pursuant to the 12b-1 Plan, the Distributor shall provide the Trust for review by the Board, and the Board shall review at least quarterly, a written report of the amounts expended under the 12b-1 Plan and the purpose for which such expenditures were made.

For the years ended December 31, 2025, December 31, 2024 and December 31, 2023, respectively, the Portfolios paid distribution and service fees pursuant to the 12b-1 Plan for Service Class shares as indicated in the following table:

	FOR THE YEAR ENDED 12/31/25	FOR THE YEAR ENDED 12/31/24	FOR THE YEAR ENDED 12/31/23
NYLIM VP American Century Large Cap Equity Portfolio	$395,752	$440,336	$432,476
NYLIM VP Balanced Portfolio	813,077	852,647	879,217
NYLIM VP Bond Portfolio	869,701	914,943	942,184
NYLIM VP Candriam Emerging Markets Equity Portfolio	152,131	161,676	171,128
NYLIM VP CBRE Global Infrastructure Portfolio	82,105	77,365	79,249
NYLIM VP Conservative Allocation Portfolio	880,225	1,023,146	1,154,083
NYLIM VP Dimensional U.S. Equity Portfolio	605,280	643,271	590,777
NYLIM VP Epoch U.S. Equity Yield Portfolio	967,173	986,934	970,121
NYLIM VP Equity Allocation Portfolio	1,558,559	1,815,817	1,907,640
NYLIM VP Fidelity Institutional AM® Utilities Portfolio	1,812,213	1,859,544	1,908,495
NYLIM VP Floating Rate Portfolio	1,613,013	1,641,516	1,497,177
NYLIM VP Growth Allocation Portfolio	2,294,629	2,685,015	2,882,416
NYLIM VP Hedge Multi-Strategy Portfolio	503,458	596,355	657,839
NYLIM VP Income Builder Portfolio	963,473	944,008	932,646
NYLIM VP Janus Henderson Balanced Portfolio	3,714,031	3,234,220	2,740,521
NYLIM VP MacKay Convertible Portfolio	2,348,088	2,298,425	2,228,740
NYLIM VP MacKay High Yield Corporate Bond Portfolio	5,612,322	5,678,804	5,519,496
NYLIM VP MacKay Strategic Bond Portfolio	1,352,692	1,548,987	1,686,172
NYLIM VP MacKay U.S. Infrastructure Bond Portfolio	388,543	411,971	436,349
NYLIM VP MFS Investors Trust Portfolio	641,873	0	0
NYLIM VP MFS Research Portfolio	461,563	0	0
NYLIM VP Moderate Allocation Portfolio	1,569,874	1,767,204	1,880,954
NYLIM VP Newton Technology Growth Portfolio	2,014,081	0	0
NYLIM VP PIMCO Real Return Portfolio	802,383	845,076	902,808
NYLIM VP PineStone International Equity Portfolio	522,268	560,210	568,429
NYLIM VP S&P 500 Index Portfolio	7,913,996	6,412,521	4,864,298
NYLIM VP Schroders Mid Cap Opportunities Portfolio	969,923	1,055,636	1,058,458
NYLIM VP Small Cap Growth Portfolio	325,818	336,855	310,590
NYLIM VP Wellington Growth Portfolio	94,758	101,771	95,322
NYLIM VP Wellington Small Cap Portfolio	508,934	559,316	551,898
NYLIM VP Winslow Large Cap Growth Portfolio	3,426,808	3,159,206	2,582,926

For the years ended December 31, 2025, December 31, 2024 and December 31, 2023, respectively, the Portfolios paid distribution and service fees pursuant to the 12b-1 Plan for Service 2 Class shares as indicated in the following table:

	FOR THE YEAR ENDED 12/31/25	FOR THE YEAR ENDED 12/31/24	FOR THE YEAR ENDED 12/31/23
NYLIM VP MacKay Convertible Portfolio	$14,692	$16,393	$18,456

84

Service Class Expense Categories For The Year Ended December 31, 2025

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTION WITH RESPECT TO FUND
NYLIM VP American Century Large Cap Equity Portfolio	$87,986	$1,731	$169,725	$380,783	$58,421	$84,664	$783,308
NYLIM VP Balanced Portfolio	180,767	3,557	348,701	782,322	120,026	173,943	1,609,316
NYLIM VP Bond Portfolio	193,356	3,804	372,985	836,804	128,385	186,056	1,721,391
NYLIM VP Candriam Emerging Markets Equity Portfolio	33,822	665	65,244	146,376	22,457	32,546	301,111
NYLIM VP CBRE Global Infrastructure Portfolio	18,254	359	35,212	78,999	12,120	17,565	162,509
NYLIM VP Conservative Allocation Portfolio	195,696	3,850	377,499	846,930	129,938	188,308	1,742,220
NYLIM VP Dimensional U.S. Equity Portfolio	134,569	2,648	259,584	582,385	89,351	129,489	1,198,026
NYLIM VP Epoch U.S. Equity Yield Portfolio	215,027	4,231	414,788	930,589	142,773	206,909	1,914,316
NYLIM VP Equity Allocation Portfolio	346,506	6,817	668,413	1,499,606	230,074	333,425	3,084,842
NYLIM VP Fidelity Institutional AM® Utilities Portfolio	402,900	7,927	777,197	1,743,664	267,518	387,689	3,586,895
NYLIM VP Floating Rate Portfolio	358,613	7,056	691,767	1,552,000	238,112	345,074	3,192,622
NYLIM VP Growth Allocation Portfolio	510,153	10,037	984,089	2,207,833	338,732	490,893	4,541,737
NYLIM VP Hedge Multi-Strategy Portfolio	111,931	2,202	215,916	484,415	74,320	107,706	996,490
NYLIM VP Income Builder Portfolio	214,204	4,214	413,201	927,029	142,227	206,117	1,906,992
NYLIM VP Janus Henderson Balanced Portfolio	825,721	16,246	1,592,822	3,573,546	548,263	794,548	7,351,146
NYLIM VP MacKay Convertible Portfolio	522,038	10,271	1,007,016	2,259,270	346,623	502,330	4,647,548
NYLIM VP MacKay High Yield Corporate Bond Portfolio	1,247,758	24,549	2,406,935	5,400,032	828,487	1,200,652	11,108,415
NYLIM VP MacKay Strategic Bond Portfolio	300,737	5,917	580,124	1,301,526	199,684	289,383	2,677,370
NYLIM VP MacKay U.S. Infrastructure Bond Portfolio	86,383	1,700	166,633	373,846	57,356	83,121	769,039
NYLIM VP Moderate Allocation Portfolio	349,022	6,867	673,266	1,510,493	231,744	335,846	3,107,237
NYLIM VP PIMCO Real Return Portfolio	178,390	3,510	344,115	772,032	118,447	171,655	1,588,148
NYLIM VP PineStone International Equity Portfolio	116,113	2,285	223,983	502,512	77,097	111,729	1,033,719
NYLIM VP S&P 500 Index Portfolio	1,759,478	34,617	3,394,045	7,614,644	1,168,259	1,693,052	15,664,095
NYLIM VP Schroders Mid Cap Opportunities Portfolio	215,638	4,243	415,967	933,235	143,179	207,497	1,919,759
NYLIM VP Small Cap Growth Portfolio	72,437	1,425	139,732	313,494	48,097	69,703	644,889
NYLIM VP Wellington Growth Portfolio	21,067	414	40,638	91,173	13,988	20,272	187,553
NYLIM VP Wellington Small Cap Portfolio	113,149	2,226	218,264	489,683	75,128	108,877	1,007,327
NYLIM VP Winslow Large Cap Growth Portfolio	761,864	14,990	1,469,642	3,297,187	505,863	733,102	6,782,648

1.  "Other" includes costs associated with Agent Training and Development, certain Agency administration expenses based on mean policies in force. Also included are Agent Group Insurance and Agent Progress Sharing expenses.

85

Service 2 Class Expense Categories For The Year Ended December 31, 2025

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTION WITH RESPECT TO FUND
NYLIM VP MacKay Convertible Portfolio	$58	$0	$2,452	$0	$14,684	$874	$18,068

1.  May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on Portfolio share sales or Portfolio assets.

86

Service Class Expense Categories For The Year Ended December 31, 2024

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTION WITH RESPECT TO FUND
NYLIM VP American Century Large Cap Equity Portfolio	$88,786	$1,226	$163,476	$373,941	$62,351	$99,498	$789,277
NYLIM VP Balanced Portfolio	171,922	2,374	316,547	724,082	120,734	192,664	1,528,321
NYLIM VP Bond Portfolio	184,483	2,548	339,674	776,984	129,554	206,740	1,639,983
NYLIM VP Candriam Emerging Markets Equity Portfolio	32,599	450	60,022	137,298	22,893	36,532	289,795
NYLIM VP CBRE Global Infrastructure Portfolio	15,599	215	28,722	65,700	10,955	17,481	138,673
NYLIM VP Conservative Allocation Portfolio	206,300	2,849	379,844	868,872	144,876	231,190	1,833,930
NYLIM VP Dimensional U.S. Equity Portfolio	129,705	1,791	238,815	546,276	91,086	145,353	1,153,026
NYLIM VP Epoch U.S. Equity Yield Portfolio	198,998	2,748	366,401	838,120	139,748	223,007	1,769,022
NYLIM VP Equity Allocation Portfolio	366,128	5,056	674,125	1,542,021	257,117	410,301	3,254,748
NYLIM VP Fidelity Institutional AM® Utilities Portfolio	374,945	5,178	690,359	1,579,154	263,308	420,182	3,333,126
NYLIM VP Floating Rate Portfolio	330,984	4,571	609,415	1,394,002	232,436	370,916	2,942,324
NYLIM VP Growth Allocation Portfolio	541,387	7,476	996,816	2,280,157	380,194	606,705	4,812,735
NYLIM VP Hedge Multi-Strategy Portfolio	120,245	1,660	221,398	506,434	84,443	134,752	1,068,931
NYLIM VP Income Builder Portfolio	190,343	2,628	350,464	801,667	133,670	213,308	1,692,080
NYLIM VP Janus Henderson Balanced Portfolio	652,125	9,005	1,200,709	2,746,551	457,960	730,803	5,797,153
NYLIM VP MacKay Convertible Portfolio	463,438	6,400	853,294	1,951,858	325,453	519,351	4,119,793
NYLIM VP MacKay High Yield Corporate Bond Portfolio	1,145,034	15,812	2,108,265	4,822,530	804,110	1,283,179	10,178,929
NYLIM VP MacKay Strategic Bond Portfolio	312,327	4,313	575,064	1,315,424	219,334	350,008	2,776,470
NYLIM VP MacKay U.S. Infrastructure Bond Portfolio	83,067	1,147	152,945	349,852	58,334	93,089	738,435
NYLIM VP Moderate Allocation Portfolio	356,326	4,921	656,077	1,500,738	250,233	399,316	3,167,612
NYLIM VP PIMCO Real Return Portfolio	170,395	2,353	313,736	717,652	119,661	190,953	1,514,750
NYLIM VP PineStone International Equity Portfolio	112,957	1,560	207,979	475,739	79,325	126,585	1,004,143
NYLIM VP S&P 500 Index Portfolio	1,292,975	17,855	2,380,658	5,445,615	908,003	1,448,970	11,494,075
NYLIM VP Schroders Mid Cap Opportunities Portfolio	212,851	2,939	391,906	896,463	149,476	238,531	1,892,167
NYLIM VP Small Cap Growth Portfolio	67,921	938	125,058	286,063	47,698	76,116	603,793
NYLIM VP Wellington Growth Portfolio	20,520	283	37,783	86,426	14,411	22,996	182,419
NYLIM VP Wellington Small Cap Portfolio	112,776	1,557	207,647	474,980	79,198	126,383	1,002,542
NYLIM VP Winslow Large Cap Growth Portfolio	637,000	8,796	1,172,860	2,682,848	447,339	713,853	5,662,695

1.  "Other" includes costs associated with Agent Training and Development, certain Agency administration expenses based on mean policies in force. Also included are Agent Group Insurance and Agent Progress Sharing expenses.

87

Service 2 Class Expense Categories For The Year Ended December 31, 2024

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTION WITH RESPECT TO FUND
NYLIM VP MacKay Convertible Portfolio	$54	$2	$1,898	$0	$16,145	$706	$18,805

1.  May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on Portfolio share sales or Portfolio assets.

88

Service Class Expense Categories For The Year Ended December 31, 2023

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTION WITH RESPECT TO FUND
NYLIM VP American Century Large Cap Equity Portfolio	$63,751	$1,568	$124,508	$252,054	$34,827	$61,675	$538,383
NYLIM VP Balanced Portfolio	129,606	3,188	253,123	512,422	70,802	125,385	1,094,526
NYLIM VP Bond Portfolio	138,888	3,416	271,251	549,120	75,873	134,365	1,172,913
NYLIM VP Candriam Emerging Markets Equity Portfolio	25,226	620	49,267	99,736	13,781	24,405	213,035
NYLIM VP CBRE Global Infrastructure Portfolio	11,682	287	22,815	46,187	6,382	11,302	98,656
NYLIM VP Conservative Allocation Portfolio	170,124	4,184	332,256	672,618	92,937	164,584	1,436,703
NYLIM VP Dimensional U.S. Equity Portfolio	87,087	2,142	170,083	344,314	47,575	84,251	735,451
NYLIM VP Epoch U.S. Equity Yield Portfolio	143,006	3,517	279,294	565,402	78,123	138,349	1,207,691
NYLIM VP Equity Allocation Portfolio	281,206	6,916	549,203	1,111,803	153,620	272,049	2,374,798
NYLIM VP Fidelity Institutional AM® Utilities Portfolio	281,332	6,919	549,449	1,112,302	153,689	272,171	2,375,862
NYLIM VP Floating Rate Portfolio	220,699	5,428	431,032	872,579	120,566	213,513	1,863,817
NYLIM VP Growth Allocation Portfolio	424,898	10,450	829,837	1,679,918	232,118	411,062	3,588,284
NYLIM VP Hedge Multi-Strategy Portfolio	96,972	2,385	189,390	383,399	52,975	93,815	818,936
NYLIM VP Income Builder Portfolio	137,482	3,381	268,506	543,561	75,105	133,005	1,161,040
NYLIM VP Janus Henderson Balanced Portfolio	403,981	9,936	788,986	1,597,220	220,691	390,827	3,411,641
NYLIM VP MacKay Convertible Portfolio	328,540	8,080	641,646	1,298,945	179,478	317,841	2,774,531
NYLIM VP MacKay High Yield Corporate Bond Portfolio	813,631	20,011	1,589,043	3,216,851	444,479	787,137	6,871,153
NYLIM VP MacKay Strategic Bond Portfolio	248,559	6,113	485,443	982,728	135,786	240,466	2,099,094
NYLIM VP MacKay U.S. Infrastructure Bond Portfolio	64,322	1,582	125,623	254,311	35,139	62,228	543,206
NYLIM VP Moderate Allocation Portfolio	277,272	6,819	541,520	1,096,250	151,471	268,243	2,341,576
NYLIM VP PIMCO Real Return Portfolio	133,083	3,273	259,915	526,171	72,702	128,750	1,123,894
NYLIM VP PineStone International Equity Portfolio	83,792	2,061	163,649	331,290	45,775	81,064	707,631
NYLIM VP S&P 500 Index Portfolio	717,048	17,636	1,400,414	2,834,991	391,717	693,699	6,055,505
NYLIM VP Schroders Mid Cap Opportunities Portfolio	156,028	3,837	304,726	616,886	85,236	150,947	1,317,661
NYLIM VP Small Cap Growth Portfolio	45,784	1,126	89,418	181,017	25,012	44,293	386,650
NYLIM VP Wellington Growth Portfolio	14,051	346	27,443	55,555	7,676	13,594	118,665
NYLIM VP Wellington Small Cap Portfolio	81,356	2,001	158,890	321,655	44,444	78,706	687,051
NYLIM VP Winslow Large Cap Growth Portfolio	380,750	9,364	743,615	1,505,371	208,000	368,352	3,215,452

1.  "Other" includes costs associated with Agent Training and Development, certain Agency administration expenses based on mean policies in force. Also included are Agent Group Insurance and Agent Progress Sharing expenses.

89

Service 2 Class Expense Categories For The Year Ended December 31, 2023

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTION WITH RESPECT TO FUND
NYLIM VP MacKay Convertible Portfolio	$199	$13	$5,724	$0	$19,211	$2,283	$27,430

1.  May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on Portfolio share sales or Portfolio assets.

Shareholder Services Plan; Service Fees

The Board has adopted a shareholder services plan with respect to the Service 2 Class shares of the Portfolios (“Services Plan”). Only NYLIM VP MacKay Convertible Portfolio currently offers Service 2 Class shares. Under the terms of the Services Plan, the Portfolio is authorized to pay to New York Life Investment Management, its affiliates or independent third-party service providers as compensation for services rendered to shareholders of the Service 2 Class shares, in connection with the administration of plans or programs that use Portfolio shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Service 2 Class shares. The Services Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Independent Trustees. The Services Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Independent Trustees. The Services Plan provides that it may not be amended to materially increase the costs that holders of Service 2 Class shares of a Portfolio may bear under the Services Plan without the approval of a majority of both (i) the Board and (ii) the Independent Trustees, cast at a meeting called for the purpose of voting on such amendments. The Services Plan provides that the Manager shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made. Services provided under the Services Plan include maintaining separate records for each contract owner, disbursing or crediting to shareholders all proceeds of redemptions of shares of the Portfolios and all dividends and other distributions not reinvested in shares of the Portfolios, preparing and transmitting to shareholders periodic statements, as required by law, supporting and responding to service inquiries from shareholders, and maintaining and preserving all records required by law to be maintained and preserved in connection with providing the services for shareholders.

For the fiscal year ended December 31, 2025, the NYLIM VP MacKay Convertible Portfolio paid $14,692 under the Services Plan.

PROXY VOTING POLICIES AND PROCEDURES

It is the policy of the Portfolios that proxies received by the Portfolios are voted in the best interests of the Portfolios' shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Portfolios that delegate responsibility for voting proxies received relating to the Portfolios' portfolio securities to New York Life Investment Management, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Portfolios are voted in the best interests of the Portfolios and their shareholders. Where a Portfolio has retained the services of a Subadvisor to provide day-to-day portfolio management for the Portfolio, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Portfolios' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Portfolios may revoke all or part of this delegation (to the Manager and/or Subadvisors as applicable) at any time by a vote of the Board. In voting proxies, the Manager and Subadvisors may take into account long-term economic value in evaluating issues relating to items such as corporate governance, including structures and practices, accountability and transparency, the nature of long-term business plans, including sustainability policies and practices to address environmental and social factors that are likely to have an impact on shareholder value, and other non-financial measures of corporate performance.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Portfolios' and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Portfolios' Board or a designated committee of the Manager, or a representative of either of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Portfolio shareholders, under its usual policy; or (3) forward the proxies to the Portfolios' Board, or a designated committee of the Manager, so that the Board or the committee may vote the proxies itself. In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of a Portfolio, receives proxies in its capacity as a shareholder in an Affiliated Underlying Fund, the Manager may vote in accordance with its predetermined or custom voting guidelines, if applicable. If there is no relevant predetermined guideline, the Manager will vote in accordance with the recommendation of its independent service provider, Institutional Shareholder Services Inc. (“ISS”). If ISS does not provide a

90

recommendation, the Manager then may address the conflict by “echoing” or “mirroring” the vote of the other shareholders in the Affiliated Underlying Fund.

In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of a Portfolio, receives proxies in its capacity as a shareholder in an Unaffiliated Underlying Fund, where the Portfolio relies on Section 12(d)(1)(F) of the 1940 Act, the Portfolio will either seek instructions from its shareholders as to how to vote shares of the Unaffiliated Underlying Fund, or vote the shares in the same proportion as the vote of all other shareholders of the acquired fund or “echoing” or “mirroring” the vote of the other shareholders in the Unaffiliated Underlying Fund.

As part of their delegation of proxy voting responsibility to the Manager, the Portfolios also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by ISS, the Manager’s compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager’s Compliance Committee, which also serves as the Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

Manager's Proxy Voting Guidelines. The Manager has selected ISS to assist it in researching and voting proxies. ISS provides research and analytical services, operational implementation and recordkeeping and reporting services to research each proxy and provide a recommendation to the Manager as to how to vote on each issue.

The Manager has adopted ISS’s Benchmark proxy voting guidelines with respect to recurring issues (“Guidelines”). These Guidelines are reviewed at least annually by the Manager’s Compliance Committee and revised when the Compliance Committee determines that a change is appropriate. These Guidelines are meant to convey the Manager’s general approach to voting decisions on certain issues. Nevertheless, the Manager’s portfolio managers (or other designated personnel) maintain responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

The Portfolios' portfolio managers (or other designated personnel) have the responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts. In addition, the Manager may choose not to vote a proxy if for example, the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions which prevent the Manager from exercising its voting authority.

The Manager has retained voting authority for the NYLIM VP Hedge Multi-Strategy Portfolio, the NYLIM VP S&P 500 Index Portfolio, the NYLIM VP Asset Allocation Portfolios and a portion of the NYLIM VP Balanced Portfolio.

Subadvisor Proxy Voting Guidelines. Below are summaries of each Subadvisor's proxy voting policies and procedures with respect to the Portfolios where the Manager has delegated proxy voting authority to a Subadvisor. These summaries are not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. These summaries have either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.

NYLIM VP American Century Large Cap Equity Portfolio

The Manager has delegated proxy voting authority to the Portfolio's Subadvisor, American Century. A summary of American Century’s proxy voting policies and procedures is provided below.

American Century is the investment manager for a variety of advisory clients, including the American Century family of funds. In such capacity, American Century has been delegated the authority to vote proxies with respect to investments held in certain accounts it manages. The following is a statement of the proxy voting policies (the “Policies”) that have been adopted by American Century. In the exercise of proxy voting authority, which has been delegated to it by particular clients, American Century will apply the Policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by American Century in writing.

I. General Principles

In providing the service of voting client proxies, American Century is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, American Century will use its best efforts to vote all proxies with respect to investments held in the client accounts it manages. Shares may not be voted if the cost or administrative burden of voting shares of a particular portfolio company in the judgment of the Advisor exceeds the benefit to fund shareholders. American Century will attempt to consider all factors of its vote that could affect the value of the investment.

Although in most instances American Century will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by American Century may at times vote differently on the same proposals. Examples of when an

91

account’s vote might differ from other accounts managed by American Century include, but are not limited to, proxy contests and proposed mergers. In short, American Century will vote proxies in the manner that it believes will do the most to maximize shareholder value.

A. Non-U.S. Proxies

American Century will generally evaluate non-U.S. proxies in the context of the Policies but will also, where feasible, take into consideration differing laws, regulations, and practices in the relevant foreign market in determining if and how to vote. There may also be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, American Century generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.

B. Stewardship and Engagement

As long-term owners and as part of its stewardship efforts, American Century undertakes regular contact with portfolio company management to provide American Century an opportunity to gain additional information when voting proxies.

C. Proposals Involving Sustainability Matters

American Century will vote with the expectation of maximizing shareholder value and believes that certain sustainability issues can potentially impact a company’s long-term financial performance. On a case-by-case basis, the financial materiality and potential risks or economic impact of the sustainability issues underpinning proxy proposals are considered and it is ultimately each team’s portfolio managers that are responsible for making the voting decision.

The portfolio management teams for portfolios that have sustainability considerations in their mandates can place emphasis around those considerations when voting proxies with the objective of enhancing outcomes.

D. Exception Voting

American Century reserves the right to vote contrary to the Policies when, in its opinion, the vote will do the most to maximize the investment objective of the account.

II. Specific Proxy Matters

A. Routine Matters

1. Election of Directors

a) Generally. (i)American Century will generally support the election of directors that results in a board made up of a majority of independent directors. (ii) In general, American Century will vote in favor of management's director nominees if they are running unopposed. American Century believes that management is in the best position to evaluate the qualifications of directors and the needs and dynamics of a particular board. (iii) When management’s nominees are opposed in a proxy contest, American Century will evaluate which nominees’ publicly announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents. (iv)American Century maintains the ability to vote against any candidate whom it believes is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. (v) Additional information American Century may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder, and/or (4) the nominee has sufficient time and commitment to serve effectively in light of the nominee’s service on other public company boards.

b) Committee Service. American Century will withhold votes for non-independent directors who serve on the audit and/or compensation committees of the board.

c) Classification of Boards. American Century believes classified boards represent a form of anti-takeover device, which is generally not in the interests of minority shareholders. Accordingly, American Century will generally support proposals that seek to declassify boards. Additionally, American Century will oppose efforts to adopt classified board structures.

d) Majority Independent Board. American Century will support proposals calling for a majority of independent directors on a board. American Century believes that a majority of independent directors can help to facilitate objective decision making and enhance accountability to shareholders.

e) Majority Vote Standard for Director Elections. American Century will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. American Century may consider voting against such shareholder proposals

92

where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.

f) Separate CEO and Chair. American Century will generally vote against shareholder proposals requesting an independent chair if the board is majority independent. Conversely, if the board is not majority independent, American Century will generally vote in favor of management proposals to separate the roles of CEO and chair of the board of directors.

g) Withholding Campaigns. American Century will generally support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs 1(a) through 1(f) above.

h) Director Indemnification. American Century will generally vote in favor of a corporation’s proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary to attract and retain qualified directors.

2. Ratification of Selection of Auditors

American Century will generally rely on the judgment of the portfolio company’s audit committee in selecting the independent auditors who will provide the best service to the company. American Century believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. American Century will generally vote against proposed auditors in circumstances where the auditor has or may have a potential conflict of interest, including where: (a) an auditor has a financial interest in or association with the company, and is therefore not independent; (b) non-audit fees are excessive compared to audit fees (c) the audit firm’s tenure is excessively long; or (d) there is reason to believe that the independent auditor has previously rendered an opinion to the company that is either inaccurate or not indicative of the company's financial position.

B. Compensation Matters

1. Executive and Director Compensation

a) Advisory Vote on Compensation. American Century believes there are several effective ways to convey concerns about compensation including voting against the advisory vote on executive compensation (say-on-pay proposals), voting against specific incentive plans or amendments to incentive plans it deems excessive or withholding votes from compensation committee members. American Century will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless there are inadequate risk-mitigation features or other specific concerns exist, including if American Century concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.

b) Frequency of Advisory Votes on Compensation. American Century generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.

c) Clawback of Incentive Compensation. American Century expects portfolio companies to structure executive compensation plans in a manner that does not encourage excessive risk-taking or insulate management from the consequences of failures of risk management and oversight. American Century generally supports properly-structured clawback provisions in executive compensation plans as a way to mitigate the potential for excessive risk taking. In evaluating compensation clawback proposals, American Century will consider whether the company has a history of financial restatements, material financial problems, and any other factors deemed relevant.

d) Directors’ Stock Options Plans. American Century believes that stock options are an appropriate form of compensation for directors, and American Century will generally vote for director stock option plans that are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis and will take into account total board compensation and the company’s total exposure to stock option plan dilution.

2. Equity Based Compensation Plans

American Century believes that equity-based compensation plans are economically significant issues upon which shareholders are entitled to vote. American Century recognizes that equity-based compensation plans can be useful in attracting and retaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. American Century may conduct an analysis of stock option, stock bonus or similar plans or material amendments thereto, including replenishing a with additional shares.

Features that may result in American Century voting against the initial adoption of a plan or subsequent amendment to replenish the plan with additional shares include whether the plan:

93

a) Provides for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see “Anti-Takeover Proposals” below);

b) Resets outstanding stock options at a lower strike price, unless accompanied by a corresponding and proportionate reduction in the number of shares designated. American Century will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

c) Establishes restriction periods shorter than three years for restricted stock grants;

d) Does not reasonably associate awards to performance of the company (especially as it relates to the selection of appropriate vesting metrics, which ideally should contain both absolute and relative measures); or

e) Is excessively dilutive to the company. Factors that will be considered in the determination include the company’s overall market capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base, which may justify somewhat greater dilution.

3. Non-Stock Incentive Plans

Management may propose a variety of non-stock, cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and American Century will vote in favor of such proposals. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

C. Shareholder Rights

1. One Share, One Vote. American Century generally supports proposals to equalize the voting rights of shareholders, including the elimination of special or super voting share classes and the establishment of single-class voting structures.

2. Right to Call Special Shareholder Meetings. The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company’s charter documents. American Century believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti- takeover measure and American Century will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

3. Right to Act by Written Consent. American Century will generally vote for proposals to permit shareholders to act by written consent if the company does not currently permit shareholders to call for a special meeting or to act by written consent. American Century will generally vote against proposals on written consent if the company permits shareholders the right to call for a special meeting.

4. Proxy Access. American Century believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement may have corporate governance benefits. Accordingly, American Century will generally vote in favor of proposals to adopt proxy access rules offering a balanced set of limitations. When considering such proposals, the factors taken into account will include the following: (i) the ownership percentages and holding periods proposed; (ii) the maximum proportion of directors that shareholders may nominate each year; and (iii) any other material restrictions included in the proposal.

D. Anti-Takeover Proposals

In general, American Century will vote against any proposal, whether made by management or shareholders, which American Century believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. In particular circumstances, American Century may vote in favor of some forms of control protective measures if they are responsive to a particular circumstance, are narrowly focused and have a sunset provision reasonably tied to the circumstances.

The items below discuss specific anti-takeover proposals.

1. Staggered Board

If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, American Century believes that staggered boards are primarily an anti-takeover device and will vote against

94

establishing them and for eliminating them. However, American Century does not necessarily vote against the re-election of directors serving on staggered boards.

2. Cumulative Voting

Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation especially when a company maintains a staggered or classified board.

Accordingly, if a company has a staggered board, American Century will: a) vote in favor of any proposal to adopt cumulative voting, and b) vote against any proposal to eliminate cumulative voting that is already in place.

3. “Blank Check” Preferred Stock

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or "white knight" or could establish conversion rights or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, American Century will vote against blank check preferred stock. However, American Century may vote in favor of blank check preferred stock if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective such as a financing instrument.

4. Elimination of Preemptive Rights
When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. American Century generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

5. Non-targeted Share Repurchase

A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the favorable business prospects of the company. American Century finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.

6. Increase in Authorized Common Stock

The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred stock. American Century will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, American Century will generally vote to approve the increase. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, American Century will vote in favor of an increase in authorized common stock of up to 100% outstanding and otherwise reserved for all legitimate corporate purposes; increases in excess of 100% are evaluated on a case-by-case basis and will be voted affirmatively if management has provided sound justification for the increase.

7. “Supermajority” Voting Provisions or Super Voting Share Classes

A “supermajority” voting provision is a provision placed in a company's charter documents which would require approval by the vote of greater than a simple majority (generally ranging from 66% to 90%) of shareholder votes to approve any type of acquisition of the company.

The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. Accordingly, American Century will generally vote against the introduction of supermajority provisions and in favor of their removal.

8. “Fair Price” Amendments

95

Fair price amendments are another type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. American Century will carefully examine all fair price proposals. In general, American Century will vote against fair price proposals unless American Century concludes that it is likely that the share price will not be negatively affected, and the proposal will not discourage acquisition proposals.

9. Poison Pills or Shareholder Rights Plans

Some companies have retained some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain events the company board deems hostile, such as the acquisition of a large block of stock.

The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. American Century believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. American Century will generally vote against all forms of poison pills.

American Century will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. American Century will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in American Century’s view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

10. Change in Control Agreements

Change in control (golden parachute) agreements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, American Century will evaluate the specifics of the plan presented. Features that may result in American Century voting against the adoption or extension of such an agreement include the following: (a) single-trigger or modified-single-trigger cash severance;

(b) single-trigger acceleration of unvested equity awards; (c) excessive cash severance (greater than 3X base salary and bonus), especially when triggering adverse tax consequences for the recipient, the company, or both; (d) excise tax gross-ups triggered and payable (as opposed to a provision that provides excise tax gross-ups); (e) excessive change in control payments (on an absolute basis or as a percentage of transaction equity value; (f) recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or (g) the company’s assertion that a proposed transaction is conditioned on shareholder approval of the change in control advisory vote.

11. Reincorporation

Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states provide some type of legislation that greatly discourages takeovers. American Century will examine reincorporation proposals on a case-by-case basis.

Generally, if American Century believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. American Century will also generally oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, American Century will generally vote affirmatively.

12. Confidential Voting

Companies that have not previously adopted a "confidential voting" policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.

Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders' confidentiality. American Century believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, American Century will generally vote in favor of any proposal to adopt confidential voting.

96

13. Opting In or Out of State Takeover Laws

State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. American Century believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, American Century will generally vote in favor of opting out of restrictive state takeover laws.

E. Transaction-Related Proposals

American Century will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, American Century may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.

F. Other Matters

1. Shareholder-sponsored proposals. Proposals introduced by shareholders will be evaluated for linkage between the proposal, its economic impact, and its potential to maximize long-term shareholder value. Where the economic impact of a proposal is unclear, American Century will generally rely on management’s assessment of the proposal if American Century believes the assessment is reasonable.

2. Anti-Greenmail Shareholder Proposals. “Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. American Century believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.

3. Director Tenure. Director Tenure proposals ask that age and term restrictions be placed on the board of directors. American Century believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will consider and assess such measures as appropriate.

4. Director Share Ownership. American Century will generally vote against shareholder proposals that would require directors to hold a minimum number of the company's shares to serve on the board of directors, in the belief that such ownership should be at the discretion of board members.

III. Securities on Loan

American Century shall use commercially reasonable efforts to monitor for material proxy votes with respect to loaned securities. In the event American Century has timely knowledge of a material vote, American Century will attempt to recall the loaned securities and submit a proxy in accordance with these proxy guidelines. Efforts to recall loaned securities may not be successful and there can be no guarantee that a valid proxy will be submitted in all cases.

IV. Use of Proxy Advisory Services

American Century may retain proxy advisory firms to provide services in connection with voting proxies, including, without limitation, to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the Policies, provide systems to assist with casting the proxy votes, and provide reports and assist with preparation of filings concerning the proxies voted.

Prior to the selection of a proxy advisory firm and periodically thereafter, American Century will consider whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues and the ability to make recommendations based on material accurate information in an impartial manner. Such considerations may include some or all of the following (i) periodic sampling of votes cast through the firm’s systems to determine that votes are in accordance with American Century’s Policies and its clients best interests, (ii) onsite visits to the proxy advisory firm’s office and/or discussions with the firm to determine whether the firm continues to have the resources (e.g. staffing, personnel, technology, etc.) capacity and competency to carry out its obligations to American Century, (iii) a review of the firm’s policies and procedures, with a focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting that the firm notify American Century if there is a change in the firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the firm, discussing the error with the firm and determining whether appropriate corrective and preventative action is being taken. In the event American Century discovers an error in the research or

97

voting recommendations provided by the firm, it will take reasonable steps to investigate the error and seek to determine whether the firm is taking reasonable steps to reduce similar errors in the future.

While American Century takes into account information from many different sources, including independent proxy advisory services, the decision on how to vote proxies will be made in accordance with these Policies.

V. Monitoring Potential Conflicts of Interest

American Century is responsible for monitoring and resolving possible conflicts between the interests of American Century and those of its clients with respect to proxy voting. American Century has adopted safeguards to address the potential that our proxy voting could be influenced by interests other than those of our fund shareholders and clients. Since our Policies are predetermined by American Century, application of the Policies to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with the Policies, American Century’s Proxy Voting Committee reviews all such proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and is consistent with the general principles of the Policies. The Proxy Voting Committee also assesses whether certain business or other significant relationships between American Century and a company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to the Proxy Voting Committee for immediate resolution prior to the time American Century casts its vote. With respect to personal conflicts of interest, American Century’s Code of Ethics requires all employees to avoid placing themselves in a compromising position where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers and other personnel involved with proxy voting with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

In addition, to avoid any potential conflict of interest that may arise when American Century votes proxies of a fund, portfolio, or other account (Adviser-Voted Portfolio”) that owns shares of an American Century fund, American Century will “echo vote” such shares, if possible. Echo voting means American Century will vote the shares in the same proportion as the vote of all the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any Adviser-Voted Portfolio that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible, shares will be voted in consultation with American Century-Voted Portfolio client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

************************************************************

The Policies will be examined from time to time and may be amended by American Century. With respect to matters that do not fit in the categories stated above, American Century will exercise its best judgment as a fiduciary to vote in the manner that will most enhance shareholder value.

Case-by-case determinations will be made by American Century. Electronic records will be kept of all votes made.

NYLIM VP Candriam Emerging Markets Equity Portfolio

The Manager has delegated proxy-voting authority to the Portfolio’s Subadvisor, Candriam. A summary of Candriam's proxy voting policies and procedures is provided below.

Candriam's proprietary proxy voting policy is defined by Candriam's Proxy Voting Committee. This Policy is designed to ensure that all proxies are voted in the best interest of its clients without regard to Candriam’s own interests or the interests of its affiliates. Candriam's proxy voting policy is based on four principles:

• The protection and safeguarding of shareholder rights;
• The equal treatment of shareholders;
• The accountability of the Board; and
• The transparency and integrity of financial statements and non-financial statements.

Candriam holds regular dialogues on its own initiative or at the request of the issuer on strategy, risk management and ESG concerns. The objectives of these dialogues is threefold:

• Encouraging improved disclosure and in particular obtaining more information on specific resolutions;

• Supporting investment decision making; and

• Influencing corporate practices, notably by explaining the voting policy, especially when one of the resolutions is not aligned with what Candriam considers to be corporate governance best practices.

In exceptional circumstances, usually as a result of a triggered escalation process following an unsuccessful engagement, Candriam may consider:

98

• Exercising voting rights against management to express concerns regarding governance and strategy;

• Supporting or filing a shareholder resolution;

• Raising questions or make statements at AGMs to highlight material governance and sustainability issues.

Pre-declaration of voting intentions can be considered either as an escalation measure or when pre-declaration may answer to stakeholders’ demand for improved transparency or serve an engagement objective. Any pre-declaration will be submitted to our Proxy Voting Committee Candriam uses a proxy voting advisor, ISS, which provides custom voting recommendations based on Candriam’s specific voting policy. Candriam does not base its voting decision on ISS’s standard or house voting policies for Candriam-managed assets. Candriam may use additional proxy voting advisor(s) if deemed necessary and these recommendations are non-binding. For the tasks that are delegated to Candriam's Proxy Adviser, please refer to page 31 of the Candriam Proxy Voting Policy. In the vast majority of cases, Candriam’s policy is similar to or consistent with ISS’s “Benchmark Voting Policy.” While taking into consideration the voting recommendations of one or more advisers, these recommendations are treated as input into Candriam’s own analysis and Candriam has the final say in the votes we exercise. Especially in more complex situations, Candriam’s dedicated stewardship analysts may perform a full internal analysis of some or all of the items to be presented at a shareholder meeting, in addition to any custom recommendations provided by ISS or others. In this way, Candriam reassesses items for meetings that are potentially controversial. The merits of every shareholder , climate/nature, and merger and acquisition resolution are systematically assessed internally based on Candriam’s voting policy and the best interests of our clients. This includes resolutions for which a proxy advisor has provided preliminary recommendations based on its policy, in all such cases, Candriam systematically re-analyses each item based on materiality and Candriam’s voting policy before a final decision is made. In all cases, and while we recognize the help our proxy advisers provide in meeting our ownership responsibilities, every voting instruction is driven by the Candriam Voting Policy and/or other clients’ custom policies and remains our ultimate responsibility.

An assessment of the quality of our proxy adviser(s)’ research and service is performed at least annually by the Candriam Stewardship Team, in collaboration with Candriam’s Middle Office. This review includes, among other elements, an assessment of methodologies, potential biases, any conflict of interest and application of Candriam’s voting policy.

A due diligence addressing, amongst other items, information security risks and business continuity risks, is also performed regularly by Candriam’s Risk Department, Candriam's Risk Department including a review of any material conflicts of interest and ownership structure of the proxy adviser(s).

Should ISS:

• Miss its deadlines and not provide custom recommendations, or

• Declare itself unable to provide such recommendations, then the full analysis of the meeting items will be performed internally when materially feasible. In such cases, Candriam exercises voting rights, where possible, on the basis of its own analysis and voting policy without reliance on proxy advisor input.

Proxy voting activities fall under the ultimate responsibility of the Candriam Global Strategic Committee as part of our investment process. The Candriam Proxy Voting Committee is the ‘guardian’ of our voting policy and is responsible for its implementation. This Committee, dedicated to the responsible exercise of voting rights by Candriam, Voting Committee has a fourfold mission:

1. The Proxy Voting Committee defines the general policy for the exercise of Candriam’s voting rights and for the evolution of the policy

2. The Proxy Voting Committee reviews voting proposals made by ESG analysts and assesses the effectiveness of votes cast at shareholder meetings.

3. The Proxy Voting Committee ensures that Candriam Voting policy is properly implemented into operating procedures and that changes to policy, as adopted by the Committee, are enacted in a timely manner subsequently

4. The committee reviews and validates the Proxy voting Annual review before its release.

Should a conflict of interest arise regarding a vote, the Head of Compliance is to be immediately notified, as well as the Proxy Voting Committee. The best approach will be determined in full cooperation with the Compliance Department. At each level, the “best interest of clients” principle is paramount in the decision outcome.

The Proxy Voting Committee will consider the facts and circumstances of the pending vote and the potential or actual material conflict and make a determination as to how to vote based on Candriam’s own voting policy: following proxy advisor’s recommendation without any intervention, or perform a full internal analysis for sensitive resolutions or Abstain votes will be considered, as well as obtaining voting instructions from clients in case of concerned mandates.

99

• A post-vote review of our voting decisions is performed by Candriam’s Proxy Voting Committee

NYLIM VP CBRE Global Infrastructure Portfolio

The Manager has delegated proxy-voting authority to the Portfolio's Subadvisor, CBRE. A summary of CBRE’s proxy voting policies and procedures is provided below.

CBRE treats proxy voting as a fundamental responsibility of shareholders – one which can work to affect positive management behavior over time and therefore ultimately contribute to generating economic value to shareholders.

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When CBRE has discretion to vote the proxies of its clients, including the Portfolios, it will vote those proxies in accordance with CBRE’s Global Proxy Voting Policy. The guidelines in the Global Proxy Voting Policy reflect a corporate governance structure that is responsive to company stakeholders and supportive of responsible investment goals.

CBRE’s global guidelines, developed by senior leadership and reviewed and updated as needed, reflect its preference for a corporate governance structure which is responsive to company stakeholders and supportive of responsible investment goals.

Some items up for vote are undertaken on a case-by-case basis. In those instances, CBRE believes its framework – comprised of senior Investment Analysts, Portfolio Managers, the Head of ESG and the Chief Compliance Officer – allows it to determine the appropriate vote based on CBRE’s combined knowledge, engagement and our overall philosophy around governance.

CBRE has engaged a third-party vendor, ISS, to provide proxy voting administration services, including the tracking of proxies received for clients, providing notice concerning dates votes are due, the actual casting of ballots and recordkeeping. It is important to recognize that the ability of the proxy voting administrator and CBRE to process proxy voting decisions in a timely manner is contingent in large part on the custodian banks holding securities for clients, including the Portfolios. In certain situations, clients may have securities lending arrangements which are not in the scope of the advisory services provided by CBRE. When client securities are “out on loan,” CBRE may not be able to vote proxies related to those securities as result of the lending arrangement.

On a daily basis, CBRE provides ISS with a list of securities held in each account over which CBRE has voting authority.

While not the norm, in certain countries where share blocking is required, there may be times where CBRE chooses not to vote. Share blocking entails selling the stock short for a period of time around the date of the vote. CBRE may decide not to vote if in the in the best interest of the client to avoid failed trades or overdrafts, or to have shares be freely tradeable.

CBRE established its own proxy voting guidelines and provides those guidelines to ISS. Proxy voting guidelines are reviewed and approved by CBRE’s Head of ESG and Portfolio Managers. The approved proxy voting guidelines are provided to ISS to facilitate the administrative processing proxy voting.

Voting decisions remain within the discretion of CBRE. On a daily basis, CBRE reviews an online system maintained by the proxy voting administrator in order to monitor for upcoming votes. When a pending vote is identified, the ballot is reviewed by the appropriate Portfolio Manager or Investment Analyst for review, along with any supplemental information about the ballots provided by ISS and – if available – other research vendors to which CBRE subscribes.

CBRE’s Investment Analysts review the proxy statement and determine the votes within the firm’s specified guidelines. If the Analyst’s indicated vote conflicts with CBRE’s guidelines, the vote must be verified (with documented rationale) and approved by a designated Portfolio Manager or the Head of ESG; the vote and corresponding rationale is also reviewed by the Chief Compliance Officer.

CBRE’s proxy voting process is tested annually by external auditors to confirm that it has adequate procedures which are consistently applied.

CBRE will identify any conflicts that exist between the interests of CBRE (including its employees and affiliates) and its clients as it relates to proxy voting. CBRE obtains information from all employees regarding outside business activities and personal relationships with companies within the investable universe (such as serving as board members or executive officers of an issuer), to confirm that employees do not have personal interests in transactions, holdings, or proxy matters. Additionally, CBRE will consider the conflicts associated with any ballot which identifies a relationship to affiliates of CBRE. Lastly, CBRE will consider any ballot which relates to a client of CBRE as a potential conflict of interest. If a material conflict is identified for a particular ballot, CBRE will refer the ballot and conflict to CBRE’s Risk & Control Committee for review. In such situations, CBRE will generally defer the vote either to the recommendation provided by ISS (not based on CBRE’s guidelines) or to the affected client(s) so that the client may determine its voting decision.

NYLIM VP Dimensional U.S. Equity Portfolio

The Manager has delegated proxy-voting authority to the Portfolio’s Subadvisor, Dimensional Fund Advisors LP. A summary of its proxy voting policies and procedures is provided below.

100

Dimensional votes proxies for the portfolio securities held by client accounts or funds (the “Portfolios”) in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by Dimensional applicable to the Portfolios. A concise summary of the Voting Guidelines is provided on Dimensional’s website at https://www.dimensional.com/who-we-are/investment-stewardship.

The Investment Committee at Dimensional is generally responsible for overseeing Dimensional’s proxy voting process. The Investment Committee has formed the Investment Stewardship Committee (the “Committee”) composed of certain officers, directors and other personnel of Dimensional and has delegated to its members authority to (i) oversee the voting of proxies and third-party proxy service providers, (ii) make determinations as to how to vote certain specific proxies, (iii) verify ongoing compliance with the Voting Policies, (iv) receive reports on the review of the third-party proxy service providers, and (v) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate personnel of Dimensional to vote proxies on behalf of the Portfolios, such as authorized traders of Dimensional.

Dimensional seeks to vote (or refrains from voting) proxies for the Portfolios in a manner that Dimensional determines is in the best interests of the Portfolios and which seeks to maximize the value of the Portfolios’ investments, subject to the standards of legal and regulatory regimes, applicable to Dimensional or the Portfolio, and any particular investment or voting guidelines of specific funds or accounts. Generally, Dimensional analyzes proxy statements on behalf of the Portfolios and instructs the vote (or refrains from voting) in accordance with the Voting Policies, Voting Guidelines or procedures. Most proxies Dimensional receives are instructed to be voted in accordance with the Voting Guidelines, and when proxies are voted consistently with such guidelines or procedures, Dimensional considers such votes not to be affected by conflicts of interest. However, the Voting Policies do address the procedures to be followed if a potential or actual conflict of interest arises between the interests of the Portfolios, and the interests of Dimensional or its affiliates. If a Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines or procedures (or in the case where the Voting Guidelines or procedures do not prescribe a particular vote and the proposed vote is contrary to the recommendation of third-party proxy service providers), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Portfolios. Dimensional may face a conflict of interest in determining whether to vote or refrain from voting proxies for a Portfolio where Dimensional has agreed to assume the costs of the Portfolio’s voting expenses because, for such Portfolio, the costs of voting proxies are effectively paid by Dimensional. Dimensional believes such conflicts of interest are addressed by applying the same cost-benefit analysis across all clients, without regard to whether Dimensional has a conflict, such as by assuming the costs of voting on behalf of a client. To the extent a conflict arises in connection with a proposed engagement with a portfolio company, the proposed engagement will be brought to the Investment Stewardship Committee for consideration of how to proceed. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of the Portfolios in the circumstances described in this paragraph, Dimensional will report annually on such determinations to the respective Board of Directors/Trustees of the Dimensional Investment Company. Dimensional will also consider, where appropriate, other disclosure to clients regarding potential conflicts of interest, dependent upon the agreement with the client.

To avoid certain potential conflicts of interest, Dimensional generally will employ mirror voting, if possible, when a Portfolio invests in another portfolio (an “Acquired Fund”) in reliance on any one of Sections 12(d)(1)(E), 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4 under the 1940 Act), or pursuant to an SEC exemptive order thereunder, unless otherwise required by applicable law or regulation. Mirror voting means that Dimensional will vote the shares in the same proportion as the vote of all of the other holders of the Acquired Fund’s shares. With respect to instances when a Portfolio invests in an Acquired Fund in reliance on Section 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4), or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the Acquired Fund, Dimensional will vote in accordance with the recommendation of such Acquired Fund’s board of trustees or directors, unless otherwise required by applicable law or regulation. With respect to instances when a Portfolio invests in an Acquired Fund in reliance on Sections 12(d)(1)(E) or 12(d)(1)(F) of the 1940 Act and there are no other unaffiliated shareholders also invested in the Acquired Fund, Dimensional will employ pass-through voting, unless otherwise required by applicable law or regulation. In “pass-through voting,” the investing Portfolio will solicit voting instructions from its shareholders as to how to vote on the Acquired Fund’s proposals.

Dimensional will usually instruct voting of proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, Dimensional reserves the right to instruct votes that deviate from the Voting Guidelines if, after a review of the matter, Dimensional believes that the best interests of a Portfolio would be served by, or applicable legal and fiduciary standards require, such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Committee for review. To the extent that the Voting Guidelines do not cover potential voting issues, Dimensional may consider the spirit of the Guidelines and applicable legal standards and instruct the vote on such issues in a manner that Dimensional believes would be in the best interests of a Portfolio. Irrespective of the foregoing, Dimensional's decision-making to vote or refrain from voting will be made following a cost-benefit analysis described below.

In some cases, Dimensional may determine that it is in the best interests of a Portfolio to refrain from exercising proxy voting rights. For example, Dimensional will generally refrain from voting proxies where Dimensional anticipates that the costs to a Portfolio of voting could exceed

101

the expected benefits of voting. Note that securities issued in non-U.S. jurisdictions can be subject both to direct costs and opportunity costs which are not associated with voting U.S. proxies. As a result, were Dimensional to refrain from voting proxies, it would be more likely to do so for votes for matters related to non-U.S. issuers rather than U.S. issuers. Dimensional considers updates on proxy voting costs and voting impediments and its overall cost-benefit analysis for each Portfolio and country periodically, no less frequently than annually. In certain circumstances, for example, for a Portfolio with a relatively small amount of assets under management that invests significantly in non-U.S. issuers and has a large number of holdings, Dimensional’s cost-benefit analysis may result in Dimensional refraining from voting all proxies for such Portfolio. Notwithstanding the foregoing, in the event Dimensional is made aware of and believes an issue to be voted is likely to materially affect the economic value of a Portfolio, that the Portfolio’s vote is reasonably likely to be determinative of the outcome of the contest, and the expected benefits of voting a particular proxy vote exceed the costs, Dimensional will make reasonable efforts to vote that proxy.

For securities on loan, Dimensional will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is generally Dimensional’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by Dimensional recalling loaned securities for voting. In certain countries, such as the United States, the specific terms of the proposals to be voted on by shareholders will generally not be known until after the record date, which determines the shares eligible to be voted. In this situation, Dimensional may not be aware of the subject of a proxy in time to make a decision as to whether the materiality of the voting proposals warrants recalling a security on loan to vote. In addition, because specific record dates may not be known, if Dimensional were to seek to recall securities on loan, Dimensional would need to estimate the record date which would result in the securities being recalled for a longer period of time than otherwise required and may create a greater potential loss of income. Dimensional does intend to recall securities on loan if based upon information in Dimensional’s possession, it determines that voting the securities is likely to materially affect the value of a Portfolio’s investment and that it is in the Portfolio’s best interests to do so. In cases where Dimensional does not receive a solicitation or enough information within a sufficient time (as reasonably determined by Dimensional) prior to the proxy-voting deadline, Dimensional or its service provider may be unable to vote and this may also inform Dimensional's voting decision.

Holders of fixed income securities are generally not entitled to an annual vote and therefore do not have such a mechanism to influence an issuer’s governance. From time-to-time holders of fixed income securities can receive proxy ballots or corporate action-consents at the discretion of the issuer/custodian. In such circumstances Dimensional’s fixed income portfolio management team is generally responsible for providing recommendations on how to vote proxy ballots and corporation action-consents and they may consult with members of the Committee, with the aim of applying the same general principles as are set out in the Guidelines.

Dimensional may take social or sustainability issues into account when voting proxies for portfolios that do not incorporate social or sustainability considerations in their design, if Dimensional believes that doing so is in the best interest of the portfolio and is otherwise consistent with applicable law and Dimensional’s duties, such as where material environmental or social risks may have economic ramifications for shareholders.

Dimensional has retained certain third-party proxy voting service providers (“Proxy Service Firms”) to provide information on shareholder meeting dates and proxy materials; translate proxy materials printed in a foreign language; provide research on proxy proposals; operationally process votes in accordance with the Voting Guidelines on behalf of a Portfolio; and provide reports concerning the proxies voted (“Proxy Voting Services”). Although Dimensional retains third-party service providers for Proxy Voting Services, Dimensional remains responsible for proxy voting decisions and making such decisions in accordance with its fiduciary duties. Dimensional has designed Voting Policies to prudently select, oversee and evaluate Proxy Service Firms consistent with Dimensional’s fiduciary duties, including with respect to the matters described below, which Proxy Service Firms have been engaged to provide Proxy Voting Services to support Dimensional’s voting in accordance with the Voting Policies. Prior to the selection of a new Proxy Service Firm and annually thereafter or more frequently if deemed necessary by Dimensional, the Committee will consider whether the Proxy Service Firm (i) has the capacity and competency to timely and adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Service Firm has been engaged to provide and (ii) can make its recommendations in an impartial manner and in the best interests of Dimensional’s clients, and consistent with Dimensional’s Voting Policies and fiduciary duties. In the event that the Voting Guidelines are not implemented precisely as Dimensional intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by Dimensional as a breach of the Voting Policies.

NYLIM VP Income Builder (equity portion) and NYLIM VP Epoch U.S Equity Yield Portfolios

TD Epoch maintains proxy voting authority for Client accounts, unless otherwise instructed by the client. TD Epoch votes proxies in a manner that it believes is most likely to enhance the economic value of the underlying securities held in Client accounts. TD Epoch maintains a Proxy Voting Group comprised of investment team, operations and compliance representatives that meet periodically. TD Epoch will not respond to proxy solicitor requests unless TD Epoch determines that it is in the best interest of Clients to do in light of TD Epoch's fiduciary duty to its Clients. Given the complexity of the issues that may be raised in connection with proxy votes, TD Epoch has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to TD Epoch include in-depth research, voting recommendations, vote execution and recordkeeping. TD Epoch requires ISS to notify the Company if ISS experiences a material conflict of interest in the voting of Clients’ proxies.

102

ISS will pre-populate TD Epoch’s votes on the ISS’s electronic voting platform with ISS’s recommendations based on TD Epoch’s voting instructions to ISS. To the extent TD Epoch becomes aware that an issuer that is the subject of ISS’s voting recommendation intends to file or has filed additional solicitating materials (“Additional Information”) after TD Epoch has received the ISS’s voting recommendation, but before the proxy submission deadline, and the Additional Information would reasonably be expected to affect the Adviser’s voting determination, TD Epoch will consider the Additional Information prior to exercising voting authority to confirm that TD Epoch is voting in its client’s best interest.

Notwithstanding the foregoing, TD Epoch will use its best judgment to vote proxies in the manner it deems to be in the best interests of its Clients. In the event that judgment differs from that of ISS, or that investment teams within TD Epoch wish to vote differently with respect to the same proxy in light of their specific strategy, TD Epoch will memorialize the reasons supporting that judgment and retain a copy of those records for TD Epoch’s files. The Compliance Department will periodically review the voting of proxies to ensure that votes which have diverged from the judgment of ISS, were voted consistent with TD Epoch’s fiduciary duties.

On at least an annual basis, the TD Epoch CCO or a designee will review this Proxy Voting and Class Action Monitoring policy1.

At times, neither TD Epoch nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. TD Epoch recognizes that Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that TD Epoch becomes aware of a proxy voting matter that would enhance the economic value of the client’s position and that position is lent out, TD Epoch will make reasonable efforts to inform the Client that neither TD Epoch nor ISS is able to vote the proxy until the Client recalls the lent security.

In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period generally can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, TD Epoch retains the right to vote or not, based on the determination of TD Epoch’s Investment Personnel. If the decision is made to vote, TD Epoch will process votes through ISS unless other action is required as detailed in this policy.

TD Epoch has identified the following potential conflicts of interest:

• Whether there are any business or personal relationships between TD Epoch, or an employee of TD Epoch, and the officers, directors or shareholder proposal proponents of a company whose securities are held in Client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of TD Epoch's Clients;

• Whether TD Epoch has any other economic incentive to vote in a manner that is not consistent with the best interests of its Clients; or

• Whether a proxy relates to a company that is a Client of Epoch.2

If a conflict of interest has been identified (as outlined above), then TD Epoch shall bring the proxy voting issue first to the attention of the Proxy Voting Group. The Proxy Voting Group may engage affected Clients and/or TD Epoch employees to ensure the relevant proxies are voted in a manner that is consistent with TD Epoch's fiduciary duties.

In the event that any officer or employee of TD Epoch receives a request to reveal or disclose TD Epoch's voting intention on a specific proxy event, then the officer or employee must forward the solicitation to the TD Epoch CCO.

Upon request, TD Epoch will provide Clients with their specific proxy voting history.

The Operations Department will periodically conduct additional diligence on ISS to ensure the provider continues to have the capacity and competency to adequately analyze proxy issues on an annual basis. As part of the due diligence process, the Head of Operations, or a designee, obtains a completed questionnaire from ISS that assists TD Epoch in evaluating ISS’s services and any potential conflicts of interest that may exist.

TD Epoch must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. TD Epoch will be responsible for the following procedures and for ensuring that the required documentation is retained.

If a Client requests to review the proxy votes, the Relationship Management team will:

• Record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting Client, other dispositions, etc.) in a suitable place.

• Furnish the information requested, free of charge, to the Client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request.

The proxy voting record is periodically provided to TD Epoch by ISS. Included in these records are:

• Documents prepared or created by TD Epoch that were material to making a decision on how to vote, or that memorialized the basis for the decision.

• Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

103

TD Epoch includes a description of its policies and procedures regarding proxy voting and class actions in Part 2A of Form ADV, along with a statement that Clients and Investors contact TD Epoch at 212 303-7200 to obtain a copy of these policies and procedures and information about how TD Epoch voted with respect to the Client’s securities. Any request for information about proxy voting or class actions should be promptly forwarded to TD Epoch at the number above and we will respond to any such requests.

The CCO will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements related to proxy voting disclosure.

As a matter of policy, TD Epoch does not disclose how it expects to vote on upcoming proxies. Additionally, TD Epoch does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Generally, TD Epoch does not have responsibility to file proofs of claim or engage in class action litigation.

TD Epoch does not complete proofs-of-claim on behalf of Clients for current or historical holdings; however, TD Epoch will assist Clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of Epoch.

1 Rule 14Ad-1 requires a manager to report say-on-pay votes when it uses voting power to influence a voting decision with respect to a security. The rule permits joint reporting of say-on-pay votes by managers, or by managers and funds, under identified circumstances to avoid duplicative reporting. It also requires additional disclosure to allow identification of a given manager’s full say-on-pay voting record. Managers will also be required to comply with the other requirements of Form N-PX for their say-on-pay votes.

2 Compliance (with assistance from Operations and Client Services) will seek to identify instances where a proxy vote relates to a company that is a Client of Epoch’s and escalate to the Proxy Voting Group as necessary.

NYLIM VP Fidelity Institutional AM® Utilities Portfolio

Policy:

I. Explanation of the Rule

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires an investment adviser to (i) adopt proxy policies reasonably designed to seek to ensure that the adviser votes proxies in the best interest of its clients, including addressing material conflicts of interest; (ii) disclose to clients information about its proxy policies; and (iii) maintain certain records relating to proxy voting. These requirements are designed to minimize conflicts of interest and to seek to ensure greater transparency in the voting of proxies.

Rule 14Ad-1 under the Exchange Act requires an institutional investment manager, as defined in the Exchange Act, that is required to file reports under Section 13(f) of the Exchange Act (“Institutional Manager”) to file the Institutional Manager’s proxy voting record regarding votes pursuant to Sections 14A(a) and (b) of the Exchange Act on certain executive compensation matters (say-on-pay votes) if the Institutional Manager (1) has the power to vote, or direct the voting of a security and (2) exercises this power to influence a voting decision for the security.

Fidelity Institutional Asset Management (“FIAM”) and Fidelity Diversifying Solutions LLC (“FDS”) (each an “Adviser” and collectively the “Advisers”) have adopted written proxy voting guidelines and, with respect to certain sustainable investing strategies, the sustainable proxy voting guidelines (collectively, and unless otherwise noted, the “Guidelines”) and established this policy to seek to ensure that proxies are voted in the clients’ best interests and that its proxy voting activities adhere to the requirements of Rule 206(4)-6 and ERISA, where applicable. The Guidelines are applicable to the Advisers and their affiliates (“Fidelity”). Where an Adviser is delegated proxy voting authority on behalf of its clients, it takes reasonable steps under the circumstances to seek to ensure that proxies are received and voted in the best interest of its clients, which generally means voting proxies with a view to enhancing the long-term economic returns or profitability of the company or to maximize long-term shareholder value.

II. Formal Citation of the Rule

Rule 206(4)-6 under the Advisers Act

ERISA 2550.404(a)(1)

Rule 14Ad-1 under the Exchange Act

III. Responsible Compliance Officer

CPP Business Owner: Asset Management Treasurer’s Office

Advisers’ Compliance Officers

104

IV. Means of Achieving Compliance

Proxy Voting in Accordance with the Guidelines

When making proxy-voting decisions, the Advisers generally adhere to the Guidelines, which are generally updated annually. Proposals not specifically addressed by the Guidelines will be voted based on an evaluation of a proposal’s likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. The Guidelines are described in each Adviser’s Form ADV, Part 2A, and are made available to clients upon request. The Guidelines, which have been developed with reference to the positions of the Advisers’ parent, Fidelity Investments (“Fidelity”), sets out positions on recurring issues and criteria for addressing non-recurring issues, handling conflicts of interest, issues relating to voting on foreign securities (particularly where an Adviser will be restricted from trading in the security before the shareholder meeting date) and abstentions.

Fidelity Fund and Investment Operations (“FFIO”) Proxy Reconciliation Group and Fidelity’s centralized proxy voting group, FFIO Investment Proxy Research (“IPR”) are responsible for seeking to ensure that proxy voting is conducted in accordance with the approved Guidelines on behalf of accounts which have delegated proxy voting authority to an Adviser.

The Proxy Reconciliation Group sets up accounts for proxy voting and reconciles all ballots eligible to vote with account holdings. IPR reviews and monitors the proxy voting platform to ensure all proxies are analyzed and voted in a timely manner. IPR adheres to the Guidelines in making proxy voting decisions. IPR evaluates proposals not covered by the guidelines or involving other special circumstances on a case-by-case basis and is responsible for escalating those certain proposals requiring additional evaluation to the appropriate sub-committee of the Proxy Voting Committee for vote determination or further escalation.  IPR is responsible for recordkeeping of proxy activity.

The Proxy Voting Committee or a sub-committee is responsible for identifying and evaluating certain proxy voting proposals escalated by IPR and making vote determinations.

IPR maintains detailed records of its proxy voting activity for reporting to the funds’ Boards of Trustees, Asset Management’s Proxy Voting & Governance Committee (“Proxy Committee”), and for eventual disclosure on Form N-PX.

ISS generates and delivers to IPR the Form N-PX for the Adviser. The Advisers’ Form N-PX is reviewed by IPR and an authorized signer of the Adviser signs each Form N-PX before it is filed with the SEC.

Each Adviser will provide each registered investment company client that they sub advise and that has delegated proxy voting authority to the Adviser with the information necessary for such client to complete Form N-PX.

Conflicts

From time to time, proxy-voting proposals may raise conflicts between the interests of Fidelity clients and the interests of Fidelity and its employees. A conflict of interest arises when there are factors that may prompt one to question whether Fidelity or a Fidelity employee is acting solely in the best interests of an Adviser and its clients. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of the Advisers and their clients. Fidelity employees, including the Advisers, the FFIO Proxy Reconciliation Group, and IPR employees have a fiduciary duty to never place their own interest ahead of the interests of clients, and are instructed to avoid actual and apparent conflicts of interest. In the event of a conflict of interest, Fidelity employees will follow the escalation process included in Fidelity’s corporate policy on conflicts of interest.

Voting of shares is conducted in a manner consistent with the best interests of the shareholders. Securities of a company generally will be voted in a manner consistent with the Guidelines and without regard to any other Fidelity companies’ business relationships. The Proxy Committee or sub-committee is responsible for considering and resolving matters involving actual or potential conflicts of interest between Adviser-advised funds or clients and the Advisers and making final vote determinations.

Adviser May Take No Action

In certain situations when refraining from voting a proxy is in the client’s best interest, an Adviser may take no action. This may occur, for example, when an Adviser has determined that there are liquidity or disclosure concerns with voting in particular markets (e.g. share blocking and re-registration markets).

Client Directed Voting

Where a client delegates proxy voting authority to an Adviser, the Adviser will vote proxies in accordance with the Guidelines. Clients are not permitted to direct an Adviser how to vote proxies where the client has delegated proxy voting authority to the Adviser. An Adviser may vote client proxies in accordance with a client’s own proxy voting guidelines in certain situations. If the Adviser and client agreed to support client directed voting, then appropriate controls and processes would be put in place at that time.

Proxy Account Changes

105

The Institutional Client Services Group is responsible for communicating changes to a client’s proxy voting instructions via an email distribution that includes relevant groups, including but not limited to the FFIO Proxy Reconciliation Group. The FFIO Proxy Reconciliation Group is responsible for notifying the clients custodian and any applicable third party proxy platform and confirming the appropriate changes were made.

V. Oversight Function

The following groups are responsible for the oversight of this policy:

Asset Management Treasurer’s Office (“TO”)

Proxy Reconciliation Group

FFIO – Investment Proxy Research (“IPR”)

Proxy Voting & Governance Committee and any of its sub-committees

VI. Methods of Conducting Oversight

IPR

IPR oversees the administration and execution of the Guidelines and oversees and monitors proxy voting vendors.

Proxy Voting & Governance Committee, Sub-Committees, Working Groups

The Proxy Voting & Governance Committee includes members of senior management that are tasked with setting broad proxy voting strategy, views, and direction. The Proxy Voting & Governance Committee establishes, maintains, and oversees the Guidelines and any stewardship-related matters. The Proxy Voting & Governance Committee may establish working groups or sub-committees at its discretion.

Annual Review

Annually, IPR presents proxy voting results, updates on proxy voting processes, controls, policies and procedures, and any material changes in the proxy voting process to the Proxy Voting & Governance Committee and, with respect to accounts managed by FIAM, the FIAM Board of Directors. The Proxy Voting & Governance Committee review and approve the Guidelines on an annual basis and the FIAM Board of Directors adopt these Guidelines.

VII. Attachments

None

NYLIM VP Janus Henderson Balanced Portfolio

The Manager has delegated proxy-voting authority to the Portfolio’s Subadvisor, Janus Henderson. A summary of Janus Henderson’s Proxy Voting Guidelines (“Guidelines”) is provided below.

Janus Henderson Investors will generally vote all proxies relating to portfolio securities held in client accounts for which it has been delegated voting authority in accordance with the Policy, including these Guidelines, and the implementation instructions provided to the Proxy Voting Service. Nonetheless, because proxy issues and the circumstances of individual companies are varied, there may be instances when Janus Henderson Investors may not vote in strict adherence to the Guidelines. Portfolio Management is responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and instructing votes contrary to the Guidelines where they reasonably believe that is in the best interest of clients.

Janus Henderson Investors recognizes that corporate governance systems vary a great deal between jurisdictions according to factors such as cultural issues, laws and regulations, the extent of shareholder rights, the level of dispersed ownership and the stage of development more generally. In formulating our approach to corporate governance, we are conscious that a “one size fits all” policy is not appropriate. We will therefore seek to vary our voting activities according to the local market and its standards of best practices.

While Janus Henderson Investors has attempted to address the most common issues through the Guidelines, there will be various proxy voting proposals that are not addressed by the Guidelines or that require case-by-case resolution under the Guidelines. In addition, it may not be appropriate to apply certain Guidelines to investment types such as mutual funds, exchange-traded funds, and closed-end funds, in which case Janus Henderson Investors will generally rely on the recommendation of the Proxy Voting Service unless otherwise specified in the Policy. Moreover, there may be various proxy voting proposals as to which the Proxy Voting Service does not have or provide research, analysis and recommendations. For example, the Proxy Voting Service may not provide research, analysis and recommendations for proxy voting proposals of privately-held companies. In such instances, those proposals will be referred to Portfolio Management for resolution. In exercising discretion, Janus Henderson Investors may take into consideration the information and recommendations of the Proxy Voting Service but will vote all proxies based on its own conclusions regarding the best interests of its clients.

106

In many cases, a security may be held by client accounts managed by multiple portfolio managers. While Janus Henderson Investors generally casts votes consistently across client accounts it manages, different portfolio managers may vote differently on the same matter in the exercise of their discretion. For example, different portfolio managers may reasonably reach different conclusions as to what is in the best interest of their clients based on their independent judgments. In addition, in rare circumstances, an individual portfolio manager may reasonably reach different conclusions as to what is in the best interests of different clients depending on each individual client account’s investment strategy or its objectives.

Directors and Boards

Janus Henderson Investors recognises the diversity of corporate governance models across different markets and does not advocate any one form of board structure. However, it also recognises there are certain key functions which are or should be common across all markets:

• Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures;

• Monitoring the effectiveness of the company's governance practices and making changes as needed;

• Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning;

• Aligning key executive and board compensation with the longer-term interests of the company and its shareholders;

• Ensuring a formal and transparent board nomination and election process;

• Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions;

• Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards;

• Monitoring the quality of relationships with key stakeholders; and

• Overseeing the process of disclosure and communications.

Boards of directors should include the number and types of qualified directors sufficient to ensure effective discharge of these responsibilities, including independent non-executive directors with appropriate skills, experience, and knowledge. The responsibilities of such non-executive directors should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole. Consistent with this principle of independence, a board of directors should generally have a non-executive chairperson.

The board of directors should establish audit, compensation, and nomination/succession committees. These should be composed wholly or predominantly of independent directors. Companies should publicly disclose the terms of reference of these committees and give an account to shareholders in an annual report or other regulatory filing of how their responsibilities have been discharged. The chairpersons and members of these committees should be appointed by the board as a whole according to a transparent procedure.

Janus Henderson Investors believes the board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each director should therefore generally stand for election on an annual basis.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Board Classification – Janus Henderson Investors will generally vote against proposals to classify boards of directors and for proposals to declassify boards of directors.

Board Size – Janus Henderson Investors will generally vote in favor of proposals to increase the size of a board of directors so long as the board would retain a majority of independent directors. Janus Henderson Investors will generally vote against proposals to decrease the size of a board of directors which are intended as anti-takeover measures.

Director Independence – Janus Henderson Investors will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Henderson Investors will generally vote in favor of proposals to separate the role of the chairman from the role of the CEO.

Director Indemnification – Janus Henderson Investors will generally vote in favor of proposals regarding director or officer indemnification arrangements provided such provisions are not deemed excessive or inappropriate.

Uncontested Elections – Janus Henderson Investors will generally vote in favor of director candidates that result in the board having a majority of independent directors and oppose director candidates that result in the board not having a majority of independent directors. After taking into consideration country-specific practices, Janus Henderson Investors will generally vote in favor of individual director candidates unless:

• they attend less than 75% of the board and committee meetings without a valid excuse;

• they ignore or otherwise fail to respond appropriately to shareholder proposals receiving majority shareholder support;

• they are not responsive to advisory votes on executive compensation matters;

• they fail to provide appropriate oversight of company's risk management practices;

107

• they are non-independent directors and sit on the audit, compensation or nominating committees;

• they are non-independent directors and the board does not have an audit, compensation, or nominating committee;

• they are audit committee members and the non-audit fees paid to the auditor are excessive;

• they are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist;

• they serve as directors on an excessive number of boards;

• they are compensation committee members and the company has poor compensation practices;

• they adopt a long term poison pill without shareholder approval or make material adverse changes to an existing poison pill;

• they are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board that does not have a minimum level of female directors, and the company has not provided a sufficient explanation for its lack of gender diversity;

• they are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board that does not have any apparent racial/ethnic diversity, and the company has not provided a sufficient explanation for its lack of racial/ethnic diversity;

• they are the chair of the responsible committee of a company that is a significant greenhouse gas emitter3 where such company is not taking minimum steps needed to understand, assess, and mitigate risks related to climate change;

• they amend the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders; and/or

• the company employs a capital structure with unequal voting rights;

• they are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board where director(s) remain on the board after having received less than the majority of votes cast in the prior election and the company has not provided a sufficient explanation for continuing with such director(s).

Contested Elections – Janus Henderson Investors will generally evaluate proposals relating to contested director candidates on case-by-case basis.

Cumulative Voting – Janus Henderson Investors will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

3 Janus Henderson Investors will apply the same definition as used by the Proxy Voting Service.

Auditors and Accounting Issues

Janus Henderson Investors believes boards of directors should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with auditors. Boards of directors should generally have appropriately constituted audit committees with sufficient levels of financial expertise in accordance with prevailing legislation or best practice. The audit committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects and clearly explains its accounting principles and policies. The audit committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (e.g., financial conflicts arising from the award of non-audit assignments).

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Uncontested Auditors – Janus Henderson Investors will generally vote in favor of proposals to approve external or statutory auditors and auditor compensation unless:

• the auditor has a financial interest in or association with the company and is therefore not independent;

• fees for non-audit services are excessive;

• there is reason to believe the auditor has rendered an opinion which may be neither accurate nor indicative of the company's financial position;

• the auditor is being changed without explanation; or

• the auditor is not identified by name.

Contested Auditors – Janus Henderson Investors will evaluate proposals relating to contested auditors on a case-by-case basis.

Compensation Issues

Janus Henderson Investors believes compensation of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based compensation should be demanding. Requirements for directors and senior executives to acquire and retain company shares that are meaningful in the context of their cash compensation are also appropriate. The design of senior executives’ contracts should not commit companies to ‘payment for failure’. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions. Any share-based compensation should be subject to shareholder approval.

108

Companies should disclose in each annual report or proxy statement the board’s policies on executive compensation (and preferably the compensation of individual board members and top executives), as well as the composition of such compensation so that investors can judge whether corporate pay policies and practices are appropriately designed.

Broad-based employee share ownership plans or other profit-sharing programs are effective market mechanisms that promote employee participation. When reviewing whether to support proposed new share schemes, we place particular importance on the following factors:

• The overall potential cost of the scheme, including the level of dilution;

• The issue price of share options relative to the market price;

• The use of performance conditions aligning the interests of participants with shareholders;

• The holding period (i.e., the length of time from the award date to the earliest date of exercise); and

• The level of disclosure.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Executive and Director Equity-Based Compensation Plans – Janus Henderson Investors will generally vote in favor of equity-based compensation plans unless they create an inconsistent relationship between long-term share performance and compensation, do not demonstrate good stewardship of investors’ interests, or contain problematic features. Janus Henderson Investors considers the following, non-exhaustive list of practices to be problematic and generally votes against plans or amendments to plans that:

• provide for re-pricing of underwater options;

• provide for automatic replenishment (“evergreen”) or reload options;

• create an inconsistent relationship between long term share performance and compensation increases; and/or

• are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices.

Janus Henderson Investors will generally vote against proposals permitting material amendments to equity-based compensation plans without shareholder approval.

Long-Term Ownership – Janus Henderson Investors will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers, and directors. These may include:

• requiring executive officers and directors to hold a minimum amount of stock in the company;

• requiring stock acquired through exercised options to be held for a certain period of time; and

• using restricted stock grants instead of options.

Director and Officer Loans – Janus Henderson Investors will generally oppose proposals requesting approval of loans to officers, executives, and board members of an issuer.

Say-on-Pay – Janus Henderson Investors will generally vote in favor of annual advisory votes on executive compensation (say-on-pay frequency). Janus Henderson Investors will generally vote with management on advisory votes on executive compensation (say-on-pay) unless Janus Henderson Investors determines problematic pay practices are maintained.

Executive Severance Agreements – Janus Henderson Investors will generally evaluate proposals to approve or cancel executive severance agreements on a case-by-case basis. Janus Henderson Investors will generally vote in favor of proposals to require executive severance agreements to be submitted for shareholder approval unless the proposal requires shareholder approval prior to entering into employment contracts.

Employee Stock Option Plans (ESOP) and Stock Purchase Plans (ESPP) – Janus Henderson Investors will generally vote in favor of proposals relating to ESOPs and ESPPs unless the shares purchased through the plans are discounted more than the market norm, the shares allocated to the plans are excessive, and/or the plans contain other problematic features.

Option Expensing and Repricing – Janus Henderson Investors will generally vote in favor of proposals requiring the expensing of options. Janus Henderson Investors will generally vote against proposals providing for the repricing of options.

Capitalization, Issuances, Transactions, Shareholder Rights, and Other Corporate Matters

Janus Henderson Investors believes all shareholders should be treated equitably. Companies’ ordinary shares should provide one vote for each share, and companies should act to ensure the owners’ rights to vote.

Any major strategic modifications to the core businesses of a company should not be made without prior shareholder approval. Equally, any major corporate changes, which in substance or effect, materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes may include but are not limited to modifications to articles or bylaws and the implementation of shareholder rights plans or so called “poison pills.”

109

We will not support proposals that have the potential to reduce shareholder rights, such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals, unless companies provide a compelling rationale for why they are in shareholder interests.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Capital Stock – Subject to local market standards, Janus Henderson Investors will generally vote in favor of proposals seeking to increase the number of shares of common or preferred stock authorized for issue unless the company does not adequately justify the need for the additional shares. Janus Henderson Investors will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend, and other rights are determined at the discretion of the board of directors when the stock is issued (“blank check stock”). Janus Henderson Investors will generally vote against proposals for different classes of stock with different voting rights.

Stock Splits – Janus Henderson Investors will generally vote in favor of proposals to split shares unless they negatively affect the ability to trade shares or the economic value of a share.

Share Issuances - Janus Henderson Investors will generally vote in favor of proposals related to share issuances with and without preemptive rights, provided that voting in favor of such proposals is consistent with local market standards, such proposals are not considered excessive in the context of the issuer and such proposals do not provide for different levels of voting rights.

Debt Issuances – Janus Henderson Investors will generally evaluate proposals regarding the issuance of debt, including convertible debt, on a case- by-case basis.

Mergers, Acquisitions and Other Significant Corporate Transactions – Janus Henderson Investors will generally evaluate proposals regarding acquisitions, mergers, related party transactions, tender offers, or changes in control on a case-by-case basis, including any related proposals such as share issuances or advisory votes on golden parachutes.

Reorganization, Restructuring and Liquidation – Janus Henderson Investors will generally evaluate plans of reorganization, restructuring and liquidation on a case-by-case basis.

Shareholder Rights Plans and Other Anti-Takeover Mechanisms – Janus Henderson Investors will generally vote against shareholder rights plans or other proposals designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are proposed in a transparent and independent fashion and designed primarily as a short-term means to protect a tax benefit, or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer. This general policy supersedes any other more specific policy to the contrary.

Change in Jurisdiction of Incorporation or Organization - Janus Henderson Investors will generally vote in favor of proposals regarding changes in the jurisdiction of incorporation or organization of an issuer.

Confidential Voting – Janus Henderson Investors will generally vote in favor of proposals to provide for confidential voting and independent tabulation of voting results.

Supermajority Voting – Janus Henderson Investors will generally vote against proposals to provide for supermajority voting (e.g., to approve acquisitions or mergers).

Special Meetings – Janus Henderson Investors will generally vote in favor of management proposals to allow shareholders to call special meetings. Janus Henderson Investors will generally vote in favor of shareholder proposals to allow shareholders to call special meetings, unless such right is already provided at a level consistent with local best practice and the shareholder proposal would further reduce the required threshold. Such proposals will be evaluated on a case-by-case basis.

Written Consents – Janus Henderson Investors will generally vote in favor of management proposals to allow action by shareholders’ written consent. Where supported by the Proxy Voting Service, Janus Henderson Investors will generally evaluate shareholder proposals to allow action by shareholders’ written consent on a case-by-case basis; otherwise, Janus Henderson will generally vote against proposals to allow action by shareholders’ written consent.

Proxy Access – Janus Henderson Investors will generally evaluate proposals related to proxy access on a case-by-case basis.

Environmental and Social Issues

Janus Henderson Investors believes that good management of stakeholder relationships contributes to business success and long-term shareholder value. These stakeholders include not only shareholders but also employees, consumers, debtholders, business partners, neighbors, and the wider global community. Janus Henderson Investors also recognises the importance of environmental issues such as climate change and social issues such as diversity & inclusion to all these stakeholder groups.

As a fiduciary for its clients, Janus Henderson Investors is primarily concerned with the impact of proposals on a company’s performance and economic value. Janus Henderson Investors recognizes that environmental and social issues are associated with risks, costs and benefits which can have a significant impact on company performance over the short and long term. When evaluating the merits of proposals on environmental and social issues, Janus Henderson Investors will weigh the risks, costs, and benefits of supporting the proposals against those presented by alternatives, including potentially seeking similar outcomes through direct engagement activities with management. Janus Henderson Investors will generally support management proposals addressing environmental and social issues unless we identify significant weaknesses relative to market

110

practice or peers. Janus Henderson Investors will generally support shareholder proposals addressing environmental and social issues where we identify significant areas of weakness or deficiency relative to peers and/or industry best practices or feel that management has failed to adequately respond to shareholder concerns.

Miscellaneous, Administrative and Routine Items

Janus Henderson Investors believes that management should generally have discretion to make certain types of decisions, including how to use existing capital. In addition, in certain jurisdictions, shareholder approval of certain routine or administrative matters may be required. On these types of issues, Janus Henderson Investors will generally defer to management unless it believes these decisions are not being made, or these actions are not being taken, in good faith.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Dividends – Janus Henderson Investors will generally vote in favor of management proposals relating to the issuance of dividends. Janus Henderson Investors will generally evaluate shareholder proposals relating to the issuance of dividends on a case-by-case basis.

Share Repurchase Plans - Janus Henderson Investors will generally vote in favor of management proposals regarding share repurchases. Janus Henderson Investors will generally evaluate shareholder proposals relating to share repurchases on a case-by-case basis.

“Other Business” – Janus Henderson Investors will generally vote against proposals to approve “other business” when it appears as a voting item.

Designation of Exclusive Forum - Janus Henderson Investors will generally vote in favor of proposals designating an exclusive forum in federal court or Delaware state court (for companies organized in Delaware). Janus Henderson Investors will generally evaluate proposals designating an exclusive forum in other jurisdictions on a case- by-case basis.

Proposals Outside the Guidelines

For proposals not specifically addressed by the Guidelines, Janus Henderson Investors generally provides implementation instructions to the Proxy Voting Service consistent with the principles and approach outlined herein. Those instructions will frequently utilize or leverage the research and vote recommendations from the Proxy Voting Service. For proposals not specifically addressed by the Guidelines or the implementation instructions, or where Proxy Voting Service does not have research, analysis, and/or a recommendation available, Janus Henderson Investors will generally evaluate such proposals on a case-by-case basis.

NYLIM VP Income Builder (fixed-income portion and asset allocation), NYLIM VP MacKay Convertible, NYLIM VP MacKay High Yield Corporate Bond, NYLIM VP MacKay Strategic Bond, and NYLIM VP MacKay U.S. Infrastructure Bond Portfolios

The Manager has delegated proxy-voting authority to the Portfolios' subadvisor, MacKay Shields. A summary of its proxy voting policies and procedures is provided below.

MacKay Shields has adopted Proxy-Voting Policies and Procedures designed to make sure that where clients have delegated proxy-voting authority to MacKay Shields, proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields or related parties. MacKay Shields currently uses Institutional Shareholder Services, Inc. (“ISS”) to assist in voting client securities. For purposes of the Policy, the "best interests of clients" means, unless otherwise specified by the client, the clients' best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. MacKay Shields has adopted standard proxy voting guidelines, which follow ISS voting recommendations and standard guidelines will vary based on client type and/or investment strategy (e.g., union or non-union voting guidelines, or sustainability voting guidelines).

For those clients who have given us voting authority, we instruct the client’s custodian to send all ballots to ISS and we instruct ISS which guidelines to follow. MacKay Shields votes proxies in accordance with the applicable standard voting guidelines unless MacKay Shields agrees with the client to apply custom guidelines. ISS researches each proxy issue and provides a recommendation to MacKay Shields on how to vote based on such research and its application of the research to the applicable voting guidelines. ISS casts votes in accordance with its recommendation unless a portfolio manager believes that it is in the best interests of the client(s) to vote otherwise. To override a proxy recommendation, a portfolio manager must submit a written override request to the Legal and/or Compliance Department. MacKay Shields has procedures in place to review each such override request for potential material conflicts of interest between clients and MacKay Shields. MacKay Shields will memorialize the basis for any decision to override a recommendation or to abstain from voting, including the resolution of any conflicts of interest.

111

NYLIM VP MFS® Investors Trust Portfolio and NYLIM VP MFS® Research Portfolio

At MFS Investment Management, our core purpose is to create value responsibly. In serving the long-term economic interests of our clients, we rely on deep fundamental research, risk awareness, engagement, and effective stewardship to generate long-term risk-adjusted returns for our clients. A core component of this approach is our proxy voting activity. We believe that robust ownership practices can help protect and enhance long-term shareholder value. Such ownership practices include diligently exercising our voting rights as well as engaging with our issuers on a variety of proxy voting topics. We recognize that environmental, social and governance (“ESG”) issues may impact the long-term value of an investment, and, therefore, we consider ESG issues in light of our fiduciary obligation to vote proxies in what we believe to be in the best long- term economic interest of our clients.

MFS Investment Management and its subsidiaries that perform discretionary investment activities (collectively, “MFS”) have adopted proxy voting policies and procedures (“MFS Proxy Voting Policies and Procedures”) with respect to securities owned by the clients for which MFS serves as investment adviser and has been delegated the power to vote proxies on behalf of such clients. These clients include pooled investment vehicles sponsored by MFS (an “MFS Fund” or collectively, the “MFS Funds”).

Our approach to proxy voting is guided by the overall principle that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of our clients for which we have been delegated with the authority to vote on their behalf, and not in the interests of any other party, including company management or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships. The Proxy Voting Policies and Procedures include voting guidelines that govern how MFS generally will vote on specific matters as well as how we monitor potential material conflicts of interest on the part of MFS that could arise in connection with the voting of proxies on behalf of MFS’ clients. The following is a summary of the MFS’ Proxy Voting Policies and Procedures and does not contain these voting guidelines. The MFS Proxy Voting Policies and Procedures (which includes the proxy voting guidelines) are available on www.mfs.com.

Our approach to proxy voting is guided by the following additional principles:

1. Consistency in application of the policy across multiple client portfolios: While MFS generally seeks a single vote position on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. For example, we may vote differently for a client portfolio if we have received explicit voting instructions to vote differently from such client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.

2. Consistency in application of policy across shareholder meetings in most instances: As a general matter, MFS seeks to vote consistently on similar proxy proposals across all shareholder meetings. However, as many proxy proposals (e.g., mergers, acquisitions, and shareholder proposals) are analyzed on a case-by-case basis in light of the relevant facts and circumstances of the issuer and proposal MFS may vote similar proposals differently at different shareholder meetings. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

3. Consideration of company specific context and informed by engagement: As noted above MFS will seek to consider a company’s specific context in determining its voting decision. Where there are significant, complex or unusual voting items we may seek to engage with a company before making the vote to further inform our decision. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management is warranted to reflect our concerns and encourage change in the best long-term economic interests of our clients for which MFS has been delegated with the authority to vote on their behalf.

4. Clear decisions to best support issuer processes and decision making: To best support improved issuer decision making we strive to generally provide clear decisions by voting either For or Against each item. We may however vote to Abstain in certain situations if we believe a vote either For or Against may produce a result not in the best long-term economic interests of our clients.

5. Transparency in approach and implementation: Our voting data is reported to clients upon request and publicly on a quarterly and annual basis on our website (under Proxy Voting Records & Reports). For more information about reporting on our proxy voting activities, please refer to the “Reports” section below.

GOVERNANCE OF PROXY VOTING ACTIVITIES

1. MFS Proxy Voting Committee

The administration of the MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

112

a. Reviews the MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b. Determines whether any potential material conflict of interest exists;

c. Considers special proxy issues as they may arise from time to time; and

d. Determines engagement priorities and strategies with respect to MFS' proxy voting activities

The day-to-day application of the MFS Proxy Voting Policies and Procedures are conducted by the MFS Stewardship Team led by MFS’ Director of Global Stewardship. The Stewardship Team are members of MFS’ investment team.

2. Potential Conflicts of Interest

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see below) and shall ultimately vote the relevant ballot items in what MFS believes to be the best long-term economic interests of its clients.

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all votes are cast in the best long-term economic interest of its clients1. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals and members of the Proxy Voting Committee or the Stewardship Team) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee. Furthermore, the Proxy Voting Committee does not include individuals whose job responsibilities primarily include client relationship management, marketing, or sales.

[1]

For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer or whether other MFS clients hold an interest in the company that is not entitled to vote at the shareholder meeting (e.g., bond holder).

113

Additionally, MFS will follow the process set forth below:

a. Compare the name of the issuer of such ballot or the name of the shareholder (if identified in the proxy materials) making such proposal against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b. If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c. If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS' Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and

d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (c) above regardless of whether the portfolio company appears on our Significant Distributor and Client List. In doing so, the MFS Proxy Voting Committee will adhere to such procedures for all matters at the company’s shareholder meeting at which the director nominee is standing for election.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively "Sun Life"), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.'s ("ISS") benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.

Except as described in the MFS Fund's Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS' role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.2

[2]

MFS Fund Distributors, Inc. (“MFD”), the principal underwriter of each series of the MFS Active Exchange Traded Funds Trust (each series, an “MFS Active ETF” and collectively, the “MFS Active ETFs”), has been appointed by each authorized participant with authority to vote such participant’s shares of each MFS Active ETF on any matter submitted to a vote of the shareholders of the MFS Active ETF. If an MFS Active ETF submits a matter to a shareholder vote, MFD will vote (or abstain from voting) an authorized participant’s shares in the same proportion as the other shareholders of the MFS Active ETF. If there are no other shareholders in the MFS Active ETF, MFS will vote in what MFS believes to be in the MFS Active ETF’s best interest.

In addition, in the event MFS or an MFS subsidiary hold shares of an MFS Fund (including an MFS Active ETF) as seed money and the MFS Fund submits a matter to a shareholder vote, MFS or the MFS subsidiary, as the case may be, will vote (or abstain from voting) its shares in the same proportion as the other shareholders of the MFS Fund. If there are no other shareholders in the MFS Fund, MFS or the MFS subsidiary, as the case may be, will vote in what MFS believes to be in the MFS Fund’s best interest.

114

3. Review of Policy

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. The MFS Proxy Voting Policies and Procedures are reviewed by the Proxy Voting Committee annually. From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews the MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.

OTHER ADMINISTRATIVE MATTERS & USE OF PROXY ADVISORY FIRMS

1. Use of Proxy Advisory Firms

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are inputted into the Proxy Administrator’s system by an MFS holdings data-feed. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator and/or MFS may contact the client’s custodian requesting the reason as to why a ballot has not been received. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

MFS also receives research reports and vote recommendations from proxy advisory firms. These reports are only one input among many in our voting analysis, which includes other sources of information such as proxy materials, company engagement discussions, other third-party research and data. MFS has due diligence procedures in place to help ensure that the research we receive from our proxy advisory firms is materially accurate and that we address any material conflicts of interest involving these proxy advisory firms. This due diligence includes an analysis of the adequacy and quality of the advisory firm staff, its conflict of interest policies and procedures and independent audit reports. We also review the proxy policies, methodologies and peer-group-composition methodology of our proxy advisory firms at least annually. Additionally, we also receive reports from our proxy advisory firms regarding any violations or changes to conflict of interest procedures.

2. Analyzing and Voting Proxies

Proxies are voted in accordance with the MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to the MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS' prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer's proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company's business or its shareholders, (ii) environmental, social and governance proposals that warrant further consideration, or (iii) circumstances in which a company is not in compliance with local governance or compensation best practices. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with the MFS Proxy Voting Policies and Procedures.

For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), MFS’ Stewardship Team will seek a recommendation from the MFS investment analyst that is responsible for analyzing the company and/or portfolio managers that holds the security in their portfolio. For certain other votes that require a case-by-case analysis per the policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the Stewardship Team will likewise consult with MFS investment analysts and/or portfolio managers.3 However, the MFS Proxy Voting Committee will ultimately be responsible for the manner in which all ballots are voted.

[3]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in the policies.

115

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a "record date" to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to the guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

3. Securities Lending

From time to time, certain MFS Funds may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

4. Potential impediments to voting

In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best-efforts basis in the context of the guidelines described above.

ENGAGEMENT

As part of its approach to stewardship MFS engages with companies in which it invests on a range of priority issues. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients.4

MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders specifically regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. This may be to discuss and build our understanding of a certain proposal, or to provide further context to the company on our vote decision.

A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or Stewardship Team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. For further information on requesting engagement with MFS on proxy voting issues or information about MFS' engagement priorities, please contact dlstewardshipteam@mfs.com.

RECORDS RETENTION

MFS will retain copies of the MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. All proxy voting materials and supporting documentation,

116

including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to the policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Firm-wide Voting Records

MFS also publicly discloses its firm-wide proxy voting records on a quarterly basis.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters.

[4]

When engaging with companies, including engagements on proxy voting topics, MFS’ focus is discussing, gathering information about, and seeking appropriate transparency on matters so that MFS may make an informed voting decision that advances MFS clients’ long-term economic interests. MFS does not engage for the purpose of trying to change or influence control of a company. Engagements may consist of ongoing communications with a company.

NYLIM VP Natural Resources Portfolio and NYLIM VP Newton Technology Growth Portfolio

Policy Statement

As a fiduciary and to meet its obligations as an SEC registered investment adviser, Newton Investment Management North America, LLC (“NIMNA” or the “Firm”), a subsidiary of The Bank of New York Mellon, (“BNY”) owes its clients a duty of care and a duty of loyalty with respect to all services undertaken on the client’s behalf including (where applicable) the exercise of voting rights.

This summary describes NIMNA’s approach to exercising voting rights, where discretion over the voting decisions has been delegated to NIMNA by its clients and where NIMNA provides guidance on exercising voting rights in securities that NIMNA has recommended to clients on a non-discretionary basis, e.g. model accounts.

Where applicable, NIMNA will use its best efforts to exercise voting rights as part of its authority to manage, acquire and dispose of account assets. With respect of funds, i.e. registered investment companies, UCITS or AIFs, which NIMNA manages and/or sub-advises, The Firm will exercise voting rights under this Policy pursuant to an authority granted under the applicable client agreements.

NIMNA will exercise voting rights in a prudent and diligent manner and in the best interests of clients.

Voting Guidelines

NIMNA has established overarching voting guidelines which inform our ultimate voting decision, based on guidance established by internationally recognized governance principles including the OECD Corporate Governance Principles, the ICGN Global Governance Principles, the UK Investment Association’s Principles of Remuneration, and the UK Corporate Governance Code, in addition to other local governance codes.

We have used the services of an independent voting service provider to translate these guidelines into explicit voting actions forming a bespoke voting policy for NIMNA. This policy will be applied to all our votable holdings, enabling a universal approach to our voting while allowing us to deploy in-depth case-by-case analysis from BNY Investments & Wealth Proxy Voting team (“BNYIW Proxy team”) together with the Newton Responsible Investment team (“RI team”) for those issuers and/or proposals which merit greater focus due to the materiality of our investment or the importance of the issue at hand (e.g., shareholder resolution, corporate action, related-party transactions). In these instances, communication with or input from the wider investment team may be sought, as well as, if relevant, engagement with the company. The BNYIW Proxy team retains the ultimate discretion to deviate the vote instruction from the Firm’s bespoke policy’s recommendation.

117

Our active approach to voting means that our voting decisions reflect our investment rationale and take into consideration engagement activity and the company’s approach to relevant codes, market practices and regulations. These are applied to the company’s unique situation, while also taking into account any explanations offered for why the company has adopted a certain position or policy.

NIMNA seeks to make proxy voting decisions that are in the best long-term financial interests of its clients, and which seek to support investor value creation by supporting proposals that are consistent with our corporate governance views and investment case.

In general, voting decisions are taken consistently across all NIMNA’s clients that are invested in the same underlying company. This is in line with the Firm’s investment process that focuses on the long-term success of the investee company. Further, it is NIMNA’s intention to exercise voting rights in all circumstances where it retains voting authority, subject to practical constraints such as market share blocking (where shares cannot be freely traded during the meeting window) and market or company requirements for Powers of Attorney. Where share blocking would adversely affect clients’ ability to trade or is not in shareholders’ best interests, NIMNA may refrain from voting. If a required Power of Attorney has not been put in place by a client, NIMNA will not submit a vote.

Voting Procedures

All voting opportunities are communicated to NIMNA by way of an electronic voting platform.

The BNYIW Proxy team reviews the bespoke policy recommendation for all issuers and/or proposals which merit greater focus due to the materiality of our investment or the importance of the issue at hand (e.g., shareholder resolution, corporate action, related-party transactions) for matters of concern. Such contentious issues identified may be referred to the appropriate global fundamental equity analyst or portfolio manager for comment. Where an issue remains contentious, NIMNA may also decide to confer or engage with the company or other relevant stakeholders.

An electronic voting service is employed to submit voting decisions. Voting decisions are submitted via the electronic voting service. The BNYIW Proxy team maintains platform alerts to ensure timely voting, and administrative elements are managed by Newton’s Corporate Actions team and certain BNY operations teams to ensure voting rights can be and are exercised.

Members of certain BNY operations teams are responsible for administrative elements surrounding the exercise of voting rights by ensuring the right to exercise clients’ votes is available and that these votes are exercised.

Voting Service Providers

The Firm utilizes an independent voting service provider for the purposes of managing upcoming meetings via its electronic platform, providing research, and implementing Newton’s bespoke voting policy by issuing recommendations based on that policy. Its voting recommendations are not routinely followed; it is only in the event that we recognize a potential material conflict of interest that the recommendation of our external voting service provider will be applied.

NIMNA’s external voting provider is subject to the requirements set by the Firm’s Vendor Management Oversight Group. As such, regular due diligence meetings are held, which includes reviewing its operational performance, service quality, and robustness of research and its internal controls, including management of its potential material conflicts of interest. In addition, and along with its other clients, NIMNA participates in consultations that seek specific feedback on proxy voting matters. This helps ensure alignment of interest between the Firm’s expectations and the voting recommendations provided by the external provider.

Conflicts of Interest

Where NIMNA acts as a proxy for its clients, a conflict could arise between Newton, the investee company and/or a client when exercising voting rights. NIMNA has in place procedures for ensuring potential material conflicts of interests are mitigated, while its clients’ voting rights are exercised in their best interests. NIMNA seeks to avoid potential material conflicts of interest through the application of the proxy voting guidelines in an objective and consistent manner across client accounts, based on, as applicable, internal, and external research and recommendations provided by third party proxy advisory services and without consideration of any NIMNA client relationship factors, among other considerations.

Where a potential material conflict of interest exists between NIMNA, the underlying company and/or a client, the voting recommendations of an independent third-party proxy service provider will be applied. All instances where a potential material conflict of interest has been recognized and where NIMNA engages its proxy voting service provider’s recommendation are disclosed in our annual stewardship report.

Disclosures and Reporting

NIMNA publishes various items related to its approach, engagements and proxy voting decisions. The Firm’s Proxy Voting Policy and procedures is also summarized in its Form ADV, which is filed with the SEC and furnished to clients. Upon request, NIMNA will provide clients with information on how their proxies were voted by NIMNA.

In addition, NIMNA will submit any applicable regulatory filings related to its proxy voting approach and decisions as required.

118

Securities Lending

NIMNA does not engage in securities lending on behalf of its clients; this activity is at the discretion of individual clients.

Controls, Record Keeping and Auditing

Records are kept of all voting decisions, including evidence of the submission and approval process, and are available upon request. In addition, the Corporate Actions team reports monthly on critical risk indicators in relation to voting matters.

NYLIM VP Balanced (fixed-income portion), NYLIM VP Bond, NYLIM VP Floating Rate and NYLIM VP U.S. Government Money Market Portfolios

The Manager has delegated proxy-voting authority to the Portfolios' Subadvisor, NYL Investors. A summary of NYL Investors' proxy voting policies and procedures is provided below.

NYL Investors has adopted a Proxy Voting Policy and Procedures (the “Policy”) to provide guidance to its employees in discharging its proxy voting duty, and to ensure that where proxy-voting authority has been granted to NYL Investors that all proxies are voted in the “best interests” of its clients without regard to the interests of NYL Investors or related parties. In voting proxies, NYL Investors takes into account long term economic value in evaluating issues relating to items such as corporate governance, including structures and practices, accountability and transparency, the nature of long-term business plans, including sustainability practices to address environmental and social factors that are likely to have an impact on shareholder value and other non-financial measures of corporate performance.

To assist in researching and voting proxies, NYL Investors utilizes the research and implementation services of a third-party proxy service provider, Institutional Shareholder Services (“ISS”). NYL Investors uses ISS’s sustainability proxy voting guidelines with respect to voting certain frequently recurring proxy issues. ISS researches each proxy issue and provides a recommendation to NYL Investors on how to vote based on such research and its application of the research to the applicable voting guidelines. ISS casts votes in accordance with its recommendation unless a portfolio manager believes that it is in the best interests of the client(s) to vote otherwise. To override a proxy recommendation, a portfolio manager must submit a written override request to the Compliance Department. NYL Investors has procedures in place to review each such override request for potential material conflicts of interest between clients and NYL Investors and their affiliates. NYL Investors will memorialize the basis for any decision to override a recommendation or to abstain from voting, including the resolution of any conflicts of interest. NYL Investors' Proxy Voting Committee is responsible for general oversight of NYL Investors' Proxy Policy and Procedures and voting activity. All proxy voting guidelines are reviewed annually by the Proxy Voting Committee.

NYLIM VP PIMCO Real Return Portfolio

The Manager has delegated proxy voting authority to the Portfolio's Subadvisor, PIMCO. A summary of PIMCO's proxy voting policies and procedures is provided below.

Policy Statement: PIMCO adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. The Proxy Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: As a general matter, PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies1, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”)3 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP.

PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.

[1]

Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

[2]

The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

[3]	The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas 2nd Floor, New York NY 10036.

119

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents4 at the discretion of the issuer/ custodian.

When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities.

When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of potential/identified conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ISP Oversight: Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP’s engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP’s capacity and competency to provide proxy voting research and recommendations5 and the ISP’s compliance program.

[4]

Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

[5]	This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

NYLIM VP PineStone International Equity Portfolio

The Manager has delegated proxy voting authority to the Portfolio's Subadvisor, PineStone. A summary of PineStone’s proxy voting policies and procedures is provided below.

PineStone votes proxy proposals, amendments, consents or resolutions (collectively, “proxies”) on behalf of the Portfolio in a manner that seeks to serve the best interests of the Portfolio.  The Board of Trustees permits PineStone to contract with a third party to obtain proxy voting and related services, including research of current issues.

PineStone has implemented written Proxy Voting Guidelines and Proxy Voting Procedures that are designed to reasonably ensure that it votes proxies prudently and in the best interest of its advisory clients for whom it has voting authority, including the Portfolio. The Proxy Voting Guidelines also describe how PineStone addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

PineStone is responsible for developing, authorizing, implementing and updating the Proxy Voting Guidelines, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies.

In general, PineStone seeks to resolve any potential conflicts of interest associated with any proxy by applying the foregoing general policy of seeking to serve the best interests of the Portfolio.

NYLIM VP Small Cap Growth Portfolio

The Manager has delegated proxy-voting authority to the Portfolio's Subadvisors, Brown Advisory and SBH. Summaries of their respective proxy voting policies and procedures are provided below.

Brown Advisory

Brown Advisory (hereafter ‘the Firm’) considers proxy voting to be an important part of executing our responsibilities to our clients. When clients designate voting authority to the Firm, we seek to vote proxies in line with our fiduciary duty. Overall, the Firm aims to vote in favor of proposals that we believe will maximize shareholder value over time.

To facilitate the proxy voting process, the Firm has engaged Institutional Shareholder Services Inc. (“ISS”), an unaffiliated, third-party proxy voting service, to provide proxy research and voting recommendations. In addition, the Firm subscribes to ISS’s proxy vote management system, which provides a means to receive and vote proxies, as well as services for record-keeping, auditing, reporting and disclosure regarding votes. However, securities held within institutional equity strategies are voted on a case-by-case basis, meaning, we do not rely exclusively on the proxy policy, and complement our proxy provider’s research with our own in-house research to arrive at independent decisions, when needed. The Firm will regularly review our relationship with ISS in order to assess its capacity and competency to provide services to the Firm and to review certain of its significant policies and procedures, including those governing conflicts of interests, error identification and correction and processes to evaluate

120

additional information received during the proxy process.

With respect to securities held in our institutional equity strategies, determining how a vote will be cast begins with our research analysts and, ultimately, rests with the portfolio managers for each Brown Advisory strategy. While we use the recommendations of ISS as a baseline for our voting, especially for routine management proposals, we vote each proposal after consideration on a case-by-case basis. The Proxy Voting Committee, consisting of colleagues from teams around the Firm including equity research, legal and compliance, sustainable investing, client service and operations, is responsible for overseeing proxy voting.

Members of the Firm’s equity research team receive weekly notification of all upcoming meetings taking place at companies in their coverage. Fundamental research analysts guide vote recommendations on management proposals, and sustainable investment research analysts guide vote recommendations on shareholder proposals, with both groups working together to think through the relevant issues. Final vote decisions ultimately are made by the portfolio manager.

Proposals may require additional due diligence and benefit from collaborative investigation, and this is determined on a case-by-case basis. Where necessary, our analysts will conduct research on each proposal, which may include information contained in public filings, policy recommendations and management conversations. To enhance our analysis, we may collaborate with our internal and external networks, the resolution filer and/ or associated coalition, ISS analysts about their recommendation, the company itself and relevant industry experts. If our additional due diligence uncovers factual errors, incompleteness or inaccuracies in the information ISS uses to generate a vote recommendation, the Firm will seek to bring this to the attention of ISS.

In cases where the final voting recommendation is in line with our Proxy Voting Policy, the vote is cast automatically. When our recommendation diverges from the Policy the responsible analyst will contact the portfolio managers who own the company and who have final decision-making power to share their rationale. In most cases, the portfolio managers agree with the analyst’s recommendation, in rare cases they may overrule. In either case, the final recommendation is provided to Brown Advisory’s operations team, which documents the rationale for the vote and ensures vote execution. All votes cast against policy require approval from the Firm’s General Counsel or designee.

In the event that portfolio managers of different strategies disagree on the vote recommendation for a company they all own, a split vote may be conducted. In general, this disagreement is due to portfolio managers having unique views on an issue. When a split vote occurs, the Portfolio associated with each strategy are voted in line with the portfolio manager’s instruction. All other shares of the company held by Brown Advisory, including separately managed accounts, are split in a manner that is proportionate to the relative number of shares held across each institutional strategy. Split votes must be approved by the Firm’s General Counsel or designee.

SBH

SBH has adopted proxy voting policies and procedures that address recordkeeping and include provisions that address material conflicts of interest that arise in the proxy voting process. SBH relies on a third-party vendor, Institutional Shareholder Services (“ISS”), to research, vote and record all proxy ballots for the security positions maintained on clients’ behalf and for which SBH has voting authority. Annually, SBH reviews ISS’ independence and its Proxy Voting Guidelines. SBH follows ISS’ General Guidelines on most issues for shareholder votes.

The ISS’ Global Voting Principles were launched in 2013 and provide for four key tenets on accountability, stewardship, independence and transparency. These underlie their approach to developing recommendations on management and shareholder proposals at publicly traded companies.

The principles guiding the policy construction intend to assist institutional investors in meeting their fiduciary requirements, with respect to voting, by aiming to promote long-term shareholder value creation and risk mitigation at their portfolio firms through support of responsible global corporate governance practices.

These practices seek to respect shareholder rights and provide appropriate transparency, taking into account relevant laws, customs, and best practice codes of each market and region, as well as the right and responsibility of shareholders to make informed voting decisions.

In the rare instance when a portfolio manager or analyst believes that an ISS recommendation would be to the detriment of SBH’s investment clients, SBH can and will override ISS’ recommendation through a manual vote. In the event of more than one investment team holding the security, the decision to override should be authorized by a member of each SBH investment team. The final authorization to override an ISS recommendation must be approved by the Chief Compliance Officer (CCO) or their designee. A written record supporting the decision to override the ISS recommendation will be maintained.

Generally, for stocks traded on foreign exchanges, SBH will exercise its voting authority. However, if SBH believes that by voting, a client will incur excessive expense or that a lack of liquidity of a stock may be an issue or for any other reason that seeks to optimize the benefit to the client, SBH may not exercise its voting authority after considering all relevant factors.

NYLIM VP Schroders Mid Cap Opportunities Portfolio

Proxy Voting Policy Requirements

121

Pursuant to its Proxy Voting policy, Schroders votes on all shares in publicly quoted equities except as described below. Schroders votes on all of its clients’ shares covered by its policy, except in the following very limited circumstances:

• Where there are share blocking requirements over the shares and the Investment team considers that the ability to trade the shares is more important than the ability to vote, it may elect not to do so. In this case, Schroders’ Corporate Governance team is consulted and must approve this decision.

• Where the relevant Corporate Governance team considers that costs associated with voting the shares (for example, the financial and/or administrative cost of providing additional documentation) may outweigh the value of the ability to vote.

• Where there are physical barriers to voting and/or timing issues. For example, where the Schroders proxy voting provider has not provided an electronic means to vote or has not provided their research (which enables Schroders to vote) more than one U.K. business day before the voting cut off.

All voting is conducted as per Global and Regional Voting Guidelines adopted by the Schroders Group.

Schroders Global Voting Guidelines can be found here. The Global Voting Guidelines set the minimum standards to be applied and are supported by the Regional Voting Guidelines, where applicable, which provide specific guidance on how to apply these locally. All voting is conducted in line with such Guidelines except in the circumstances described above.

Global and Regional Voting Guidelines are reviewed at least annually by regional Corporate Governance teams, with any material changes agreed with by the Compliance team.

Corporate Governance teams are responsible for conducting the voting on shares covered by Schroders Proxy Voting policy.

Corporate Governance teams discuss and agree with the relevant Investment teams how to vote with respect to each issuer’s shares covered by the policy with reference to the applicable Global and Regional Voting Guidelines, and any discussion and/or other engagement with each company. Once an agreement is reached, the relevant Corporate Governance team is responsible for voting accordingly.

Schroders has the ability to conduct all voting electronically.

All voting is conducted via the electronic voting platform provided by Schroders proxy voting provider, unless there are specific operational reasons not to do so or Schroders attends the meeting in person.

Voting Escalation Process

Where an agreement on how to vote the shares cannot be reached between the relevant Corporate

Governance team and the relevant Investment team(s):

• The Corporate Governance team and the Investment team(s) will each write a memo setting out their views on the resolution, how they believe the shares should be voted and their rationale.

• The Corporate Governance team shall convene a meeting (electronically or physically) between the disagreeing parties and the Co-Head of Investment and Head of Equities who will adjudicate and make a decision on how to vote the shares.

• The Corporate Governance team will document this decision in writing and vote the shares in accordance with the decision.

For the avoidance of doubt, Schroders is not required to follow any recommendations made by the Schroders proxy voting provider, provided as part of its research.

Conflicts of Interest

Schroders is responsible for monitoring and identifying situations that could give rise to a conflict of interest, including those that could give rise to a conflict of interest when voting at company meetings. Those responsible for monitoring and identifying situations that could give rise to a conflict of interest are responsible for informing the Corporate Governance team of any potential conflicts in accordance with Schroders Group Conflicts of Interest Policy.

Where a potential conflict is identified with respect to an account on whose behalf the Corporate Governance team is voting, or the company being voted on, Schroders will typically follow the standard voting recommendations of the Schroders proxy voting provider.

Examples of potential conflicts of interest include, but are not limited to:

• Where the company in question is a significant client, or part of the same group, as a significant client of Schroders.

• Where the Schroders’ employee making the voting decision is a director of, significant shareholder of, or has a position of influence at the company in question.

• Where a Schroders plc director or senior manager is a director of the company in question.

• Where Schroders plc or an affiliate is a shareholder of the company being voted on.

122

• Where there is a conflict of interest between one client and another client, or there is pressure to vote in a particular way due to a client request.

• Where the Corporate Governance team votes on Schroders plc resolutions.

There may be scenarios where it is in the best interest of a client to override the recommendations of the Schroders proxy voting provider. In such scenarios, Schroders will obtain approval for the decision from Schroders’ the Head of Equities (or other relevant asset class) with the reason for such a vote being recorded in writing. In cases where a recommendation from the Schroders proxy voting provider is not available, Schroders will vote in what it considers to be the best interests of its clients.

Corporate Actions

In the case of mergers, acquisitions or similar corporate actions where an account holds investments in both the target and the acquirer, Schroders acts in what it considers the best interests of its clients based on the information available at the time.

There may be other instances where different accounts, managed by the same or different Schroders fund managers, hold stocks on either side of a transaction. In these cases, the fund managers will each vote in the best interests of their respective clients. The Corporate Governance team will execute the votes on the instruction of the relevant Investment team(s).

NYLIM VP Balanced (equity portion), NYLIM VP Wellington Growth, and NYLIM VP Wellington Small Cap Portfolios

The Manager has delegated proxy voting authority to the Portfolios' Subadvisor, Wellington Management. A summary of Wellington Management’s proxy voting policies and procedures is provided below. Wellington Management’s policies and procedures with regard to voting on proxies relating to ESG factors are contained in Wellington Management’s Global Proxy Voting Guidelines (the “Guidelines”), which Wellington Management will provide to a client upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon request.

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for which it exercises proxy-voting discretion.

The Guidelines set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines. Wellington Management seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.

STATEMENT OF POLICY

Wellington Management:

1) Votes client proxies for clients that have affirmatively delegated proxy voting authority, in writing, unless we have arranged in advance with a particular client to limit the circumstances in which the client would exercise voting authority, or we determine that it is in the best interest of one or more clients to refrain from voting a given proxy.

2) Seeks to vote proxies in the best financial interests of the clients for whom we are voting.

3) Identifies and resolves all material proxy-related conflicts of interest between the firm and our clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

The Proxy Voting Team monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. The Proxy Voting Team also acts as a resource for portfolio managers and investment research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of the Proxy Voting Team. The Investment Stewardship Committee a senior, cross-functional group of experienced professionals, is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, and identification and resolution of conflicts of interest. The Investment Stewardship Committee reviews the Guidelines as well as the Global Proxy Policy and Procedures annually.

PROCEDURES

Use of Third-Party Voting Agent

123

Wellington Management uses the services of a third-party voting agent for research and to manage the administrative aspects of proxy voting. We view third-party research as an input to our process. Wellington Management complements the research provided by its primary voting agent with research from other firms.

Our primary voting agent processes proxies for client accounts and maintains records of proxies voted. For certain routine issues, as detailed below, votes may be instructed according to standing instructions given to our primary voting agent, which are based on the Guidelines.

We manually review instances where our primary voting agent discloses a material conflict of interest of its own, potentially impacting its research outputs. We perform oversight of our primary voting agent, which involves regular service calls and an annual due diligence exercise, as well as regular touchpoints in the normal course of business.

Receipt of Proxy

If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting materials to Wellington or its designated voting agent in a timely manner.

Reconciliation

Proxies for public equity securities received by electronic means are matched to the securities eligible to be voted, and a reminder is sent to custodians/trustees that have not forwarded the proxies due. This reconciliation is performed at the ballot level. Although proxies received for private equity securities, as well as those received in non-electronic format for any securities, are voted as received, Wellington Management is not able to reconcile these ballots and does not notify custodians of non-receipt; Wellington is only able to reconcile ballots where clients have consented to providing holdings information with its provider for this purpose.

Proxy Voting Process

Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s activities with regards to proxy voting practices.

Routine issues that can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such vote sources including internal research notes, third-party voting research and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.

Material Conflict of Interest Identification and Resolution Processes

Further detail on our management of conflicts of interest can be found in our Stewardship Conflicts of Interest Policy, available on our website.

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

Clients may elect to participate in securities lending Such lending may impact their ability to have their shares voted. Under certain circumstances, and where practical considerations allow, Wellington Management may determine that the anticipated value of voting could outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies. We do not borrow shares for the sole purpose of exercising voting rights.

Share Blocking and Re-Registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

124

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote; the proxy materials are not delivered in a timely fashion; or, in Wellington Management’s judgment, the costs of voting exceed the expected benefits to clients (included but not limited to instances such as when powers of attorney or consularization or the disclosure of client confidential information are required).

ADDITIONAL INFORMATION

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Advisers Act, the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses voting decisions through its website, including the rationale for votes against management.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, as well as the Voting Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.

NYLIM VP Winslow Large Cap Growth Portfolio

The Manager has delegated proxy-voting authority to the Portfolio's Subadvisor, Winslow Capital. A summary of Winslow Capital's proxy voting policies and procedures is provided below.

Winslow Capital, pursuant to Rule 206(4)-6 under the Advisers Act has adopted Proxy Voting Policies and Procedures pursuant to which Winslow Capital has undertaken to vote all proxies or other beneficial interests in an equity security prudently (the “Proxies”) and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Winslow Capital will vote all proxies appurtenant to shares of corporate stock held by a plan or account with respect to which Winslow Capital serves as investment manager, unless the investment management contract expressly precludes Winslow Capital, as investment manager, from voting such proxy.

Winslow Capital has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to ISS, a third party proxy-voting agency. Winslow Capital subscribes to ISS's Implied Consent service feature. As ISS research is completed, the ISS Vote Execution Team executes the ballots as Winslow Capital's agent according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section above for examples of Winslow Capital's guidelines with respect to certain typical proxy votes.

Winslow Capital retains the ability to override any vote if it disagrees with ISS's vote recommendation, and always maintains the option to review and amend votes before they are cast up until the proxy submission deadline, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Winslow Capital may receive fees from a company for advisory or other services at the same time that Winslow Capital has investments in the stock of that company, Winslow Capital will follow the vote recommendation of ISS. Winslow Capital retains documentation of all amended votes.

Portfolio's Proxy Voting Record. Each Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolios will provide without charge any shareholder a copy of their proxy voting record for the previous year ended June 30 within three business days of receipt of request, as well as make the proxy voting results available on the website. The most recent Form N-PX is available at dfinview.com/NYLIM/?site=VP, on the SEC's website at www.sec.gov or by calling toll free 800-624-6782.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Portfolios and of New York Life Investment Management to protect the confidentiality of portfolio holdings information (“Portfolio Holdings”) and to prevent the selective disclosure of non-public information concerning the Portfolios.

Portfolio Holdings shall not include non-specific or summary information that does not identify specific holdings of a Portfolio from which the identity of specific portfolio holdings cannot reasonably be derived (including without limitation, the quality or character of a Portfolio's portfolio), as reasonably determined by New York Life Investment Management. In addition, a Portfolio's cash holdings shall not constitute a portfolio holding.

The Manager or a Portfolio's Subadvisor(s) may share the Portfolio’s non-public portfolio holdings information, when the Portfolio has a legitimate business purpose for doing so, with other subadvisors, pricing services, other service providers and certain unaffiliated third parties and affiliates to the Portfolio, the Manager or the Subadvisor who require access to such information in order to fulfill their contractual duties to the Portfolio or to assist the Manager or the Subadvisor in fulfilling its contractual duties to the Portfolio. Unless otherwise noted, the Portfolio’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. The Manager may also disclose non-public information regarding a Portfolio's portfolio holdings information to certain mutual fund analysts, pricing agents, rating and tracking entities or to other entities that have a legitimate business purpose and is in the best interests of the Portfolios' shareholders, taking into consideration potential conflicts of interest, in receiving such information on a more frequent basis (such as Morgan Stanley Smith Barney or other platform providers). These entities may provide information regarding a Portfolio to its

125

subscribers. The Manager and each Subadvisor may also disclose non-public information regarding a Portfolio's portfolio holdings information to certain liquidity analytics vendors in connection with the Liquidity Program. In addition, for the Portfolios they subadvise, Subadvisors, their agents (e.g., back office service providers) and their employees regularly have access to portfolio holdings more frequently than publicly available. Each Subadvisor is contractually obligated to keep portfolio holdings confidential. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the CCO, after discussion with the appropriate portfolio manager, upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Portfolios, taking into consideration potential conflicts of interest. Such disclosure will be reported to the Board at the next regularly scheduled Board meeting.

In addition, the Manager or a Subadvisor may release statistical or attribution information with respect to a Portfolio's portfolio holdings prior to the release of the actual portfolio holdings. This information will be released upon authorization of the CCO after receipt of a certification from the Portfolio's portfolio manager that the information provided will, among other things, not harm the Portfolio or shareholders.

Non-public portfolio holdings information is provided pursuant to a confidentiality agreement. All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (i) the Portfolios' non-public portfolio holdings information is the confidential property of the Portfolios and may not be used for any purpose except as expressly provided; (ii) the recipient of the non-public portfolio holdings information (a) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential and (b) will implement appropriate monitoring procedures; and (iii) upon written request from New York Life Investment Management or the Portfolios, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information. In lieu of the separate confidentiality agreements described above, the Trust may rely on the confidentiality provisions of existing agreements provided New York Life Investment Management has determined that such provisions adequately protect the Trust against disclosure or misuse of non-public holdings information.

Generally, employees of the Manager who have access to non-public information regarding the Portfolios' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures. In connection with its management of the NYLIM VP Asset Allocation Portfolios, the Manager may have access to non-public information regarding the Portfolios' portfolio holdings information and may use such information in making decisions regarding investments of the NYLIM VP Asset Allocation Portfolios in the Portfolios. In all other cases, employees of the Manager who have access to non-public information regarding the Portfolios' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

For the Portfolios they subadvise, the Subadvisors, their agents and their employees regularly have access to portfolio holdings information. Each Subadvisor is contractually obligated to keep portfolio holdings information confidential.

Portfolio holdings disclosure made pursuant to these procedures may potentially involve a conflict of interest between the Portfolios' shareholders and the Portfolios' Manager, Subadvisor, Distributor or any affiliated person of the Portfolios. Accordingly, potential conflicts of interest will be taken into consideration when requests for information concerning portfolio holdings cannot be answered via the periodic disclosure schedule and the CCO will report disclosures granted and any material issues that may arise during the previous quarter to the Board at the next regularly scheduled Board meeting.

The Portfolios, the Manager and the Subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board on at least an annual basis.

One or more of the Subadvisors may also serve as the investment adviser or subadvisor to one or more ETFs that have the same or substantially similar investment strategies as one or more of the Portfolios. These ETFs are not subject to the Portfolios’ portfolio holdings disclosure policy. The portfolio holdings of these ETFs may be made publicly available on a daily basis. It is possible that a person could trade ahead of or against a Portfolio based on this information, which could negatively impact the Portfolio. In addition, the Subadvisors may manage certain accounts and/or funds that are not part of the New York Life Investments Group of Funds that are substantially similar to that of the Portfolio(s) subadvised by the Subadvisor. These accounts and/or funds also are not subject to the Portfolios’ portfolio holdings disclosure policy.

PORTFOLIO MANAGERS

Each Portfolio's portfolio managers also have responsibility for the day-to-day management of accounts other than the Portfolios. Except as otherwise indicated, information regarding these other accounts, as of December 31, 2025, is set forth below.

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	PORTFOLIOS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS

126

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	PORTFOLIOS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Jeremy Anagnos	NYLIM VP CBRE Global Infrastructure Portfolio	4 RICs $2,553,000,000	4 Accounts $548,000,000	11 Accounts $1,279,000,000	0 RICs $0	1 Account $29,000,000	0 Accounts $0
Zachary Aronson	NYLIM VP Balanced Portfolio, NYLIM VP Bond Portfolio, NYLIM VP Income Builder Portfolio, NYLIM VP MacKay Strategic Bond Portfolio	5 RICs $2,563,453,459	22 Accounts $11,269,019,611	92 Accounts $17,985,507,135	0 RICs $0	0 Accounts $0	1 Account $874,367,170
Greg Barrato	NYLIM VP S&P 500 Index Portfolio, NYLIM VP Hedge Multi-Strategy Portfolio	20 RICs $7,934,000,000	0 Accounts $0	0 Accounts $0	0 RICs $0	0 Accounts $0	0 Accounts $0
Mitch C. Begun	NYLIM VP Small Cap Growth Portfolio	3 RICs $760,337,370	0 Accounts $0	4 Accounts $100,467,949	0 RICs $0	0 Accounts $0	0 Accounts $0
Christopher A. Berrier	NYLIM VP Small Cap Growth Portfolio	4 RICs $1,244,000,000	7 Accounts $1,200,000,000	1,331 Accounts $2,040,000,000	0 RICs $0	0 Accounts $0	0 Accounts $0
William J. Booth	NYLIM VP Epoch U.S. Equity Yield Portfolio and NYLIM VP Income Builder Portfolio	6 RICs $4,305,526,203	20 Accounts $11,473,063,108	21 Accounts $3,482,637,372	0 RICs $0	0 Accounts $0	4 Accounts $1,344,927,459
Robert J. Bove	NYLIM VP American Century Large Cap Equity Portfolio	6 RICs $4,941,408,979	0 Accounts $0	1 Account $652,555	0 RICs $0	0 Accounts $0	0 Accounts $0
Justin M. Brown	NYLIM VP American Century Large Cap Equity Portfolio	6 RICs $20,716,942,774	1 Account $478,300,163	4 Accounts $872,942,695	0 RICs $0	0 Accounts $0	0 Accounts $0
Jeremiah Buckley	NYLIM VP Janus Henderson Balanced Portfolio	5 RICs $46,652,970,000	6 Accounts $11,844,280,000	5 Accounts $155,540,000	0 RICs $0	0 Accounts $0	0 Accounts $0
Robert Burke	NYLIM VP MacKay U.S. Infrastructure Bond Portfolio	8 RICs $6,671,482,142	7 Accounts $9,642,286,119	94 Accounts $27,915,251,810	0 RICs $0	2 Accounts $949,772,649	1 Account $693,505,629
Patrick M. Burton	NYLIM VP Winslow Large Cap Growth Portfolio	6 RICs $14,831,000,000	3 Accounts $8,017,000,000	1,881 Accounts $8,669,000,000	0 RICs $0	0 Accounts $0	3 Accounts $328,000,000
Brian Byrnes	NYLIM VP Newton Technology Growth Portfolio	2 RICs $629,400,000	6 Accounts $610,450,000	2 Accounts $1,394,230,000	0 RICs $0	0 Accounts $0	0 Accounts $0
Brock Campbell	NYLIM VP Natural Resource Portfolio	1 RIC $984,760,000	4 Accounts $704,870,000	9 Accounts $3,958,510,000	0 RICs $0	0 Accounts $0	1 Accounts $65,290,000
Dohyun Cha	NYLIM VP MacKay High Yield Corporate Bond Portfolio	2 RICs $14,279,354,667	4 Accounts $1,031,665,354	51 Accounts $19,146,867,402	0 RICs $0	0 Accounts $0	0 Accounts $0
Andrew Chan	NYLIM VP PineStone International Equity Portfolio	6 RICs $1,978,290,000	69 Accounts $39,073,310,000	44 Accounts $16,332,080,000	0 RICs $0	0 Accounts $0	2 Accounts $1,035,950,000
Won Choi	NYLIM VP MacKay High Yield Corporate Bond Portfolio	2 RICs $14,279,354,667	4 Accounts $1,031,665,354	51 Accounts $19,146,867,402	0 RICs $0	0 Accounts $0	0 Accounts $0
Mike Cudzil	NYLIM VP PIMCO Real Return Portfolio	38 RICs $98,610,000,000	16 Accounts $13,762,000,000	62 Accounts $49,085,000,000	0 RICs $0	4 Accounts $10,173,000,000	5 Accounts $1,129,000,000
Michael Denlinger	NYLIM VP MacKay U.S. Infrastructure Bond Portfolio	22 RICs $31,300,876,867	7 Accounts $9,642,286,119	94 Accounts $27,915,251,810	0 RICs $0	2 Accounts $949,772,649	1 Account $693,505,629

127

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	PORTFOLIOS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Michael DePalma	NYLIM VP Balanced Portfolio, NYLIM VP Bond Portfolio, NYLIM VP Income Builder Portfolio, NYLIM VP MacKay Strategic Bond Portfolio	6 RICs $2,658,217,887	22 Accounts $11,269,019,611	92 Accounts $17,985,507,135	0 RICs $0	0 Accounts $0	1 Account $874,367,170
Robert DiMella	NYLIM VP MacKay U.S. Infrastructure Bond Portfolio	20 RICs $40,196,991,681	7 Accounts $9,642,286,119	94 Accounts $27,915,251,810	0 RICs $0	2 Accounts $949,772,649	1 Account $693,505,629
David Dowden	NYLIM VP MacKay U.S. Infrastructure Bond Portfolio	22 RICs $39,556,886,772	7 Accounts $9,642,286,119	94 Accounts $27,915,251,810	0 RICs $0	2 Accounts $949,772,649	1 Account $693,505,629
Gregory S. Fantoni	NYLIM VP Floating Rate Portfolio	1 RIC $1,421,216,649	0 Accounts $0	1 Account $34,428,060	0 RICs $0	14 Accounts $5,459,645,728	0 Accounts $0
Brian C. Fitzsimons	NYLIM VP Small Cap Growth Portfolio	3 RICs $760,337,370	0 Accounts $0	4 Accounts $100,467,949	0 RICs $0	0 Accounts $0	0 Accounts $0
Jed S. Fogdall	NYLIM VP Dimensional U.S. Equity Portfolio	130 RICs $656,177,761,992	29 Accounts $40,414,423,618	1,923 Accounts $41,302,251,480	0 RICs $0	1 Account $195,423,666	4 Accounts $1,303,024,601
Daniel Foley	NYLIM VP CBRE Global Infrastructure Portfolio	4 RICs $2,553,000,000	3 Accounts $519,000,000	11 Accounts $1,279,000,000	0 RICs $0	0 Accounts $0	0 Accounts $0
Betsy George	NYLIM VP Balanced Portfolio	1 RIC $939,261,067	0 Accounts $0	0 Accounts $0	0 RICs $0	0 Accounts $0	0 Accounts $0
Ravi Gill	NYLIM VP Balanced Portfolio	1 RIC $939,261,067	0 Accounts $0	0 Accounts $0	0 RICs $0	0 Accounts $0	0 Accounts $0
Sanjit Gill	NYLIM VP MacKay U.S. Infrastructure Bond Portfolio	6 RICs $9,320,133,993	7 Accounts $9,642,286,119	94 Accounts $27,915,251,810	0 RICs $0	2 Accounts $949,772,649	1 Account $693,505,629
Caitlin Greco	NYLIM VP Fidelity Institutional AM® Utilities Portfolio	0 RICs $0	0 Accounts $0	0 Accounts $0	0 RICs $0	0 Accounts $0	0 Accounts $0
Steven M. Hamill	NYLIM VP Winslow Large Cap Growth Portfolio	6 RICs $14,831,000,000	3 Accounts $8,017,000,000	1,881 Accounts $8,669,000,000	0 RICs $0	0 Accounts $0	3 Accounts $328,000,000
Daniel He	NYLIM VP PIMCO Real Return Portfolio	19 RICs $24,571,000,000	2 Accounts $726,000,000	16 Accounts $6,589,000,000	0 RICs $0	1 Account $588,000,000	3 Accounts $740,000,000
John A. Hertzer	NYLIM VP Dimensional U.S. Equity Portfolio	32 RICs $219,401,451,667	3 Accounts $7,480,532,970	2 Accounts $9,935,865,025	0 RICs $0	0 Accounts $0	0 Accounts $0
Hinds Howard	NYLIM VP CBRE Global Infrastructure Portfolio	3 RICs $2,546,000,000	3 Accounts $519,000,000	9 Accounts $1,224,000,000	0 RICs $0	0 Accounts $0	0 Accounts $0
Matthew Hudson	NYLIM VP Wellington Growth Portfolio	3 RICs $1,209,332,227	7 Accounts $750,256,954	6 Accounts $1,018,272,021	0 RICs $0	1 Account $154,376,540	2 Accounts $330,866,911
Nate Hudson	NYLIM VP MacKay High Yield Corporate Bond Portfolio	2 RICs $14,279,354,667	4 Accounts $1,031,665,354	51 Accounts $19,146,867,402	0 RICs $0	0 Accounts $0	0 Accounts $0
Adam H. Illfelder	NYLIM VP Balanced Portfolio	9 RICs $15,865,933,144	1 Account $70,224,537	2 Accounts $171,164,041	0 RICs $0	0 Accounts $0	0 Accounts $0
David Intoppa	NYLIM VP Natural Resources Portfolio	1 RICs $984,760,000	0 Accounts $0	6 Accounts $742,940,000	0 RICs $0	0 Accounts $0	1 Account $65,290,000
Roberto Isch	NYLIM VP Wellington Small Cap Portfolio	1 RIC $146,460,755	4 Accounts $2,561,339,120	0 Accounts $0	0 RICs $0	0 Accounts $0	0 Accounts $0

128

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	PORTFOLIOS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Jude Jason	NYLIM VP MFS® Investors Trust Portfolio	3 RICs $7,600,000,000	2 Accounts $928,000,000	6 Accounts $1,443,000,000	0 RICs $0	0 Accounts $0	0 Accounts $0
Michael Jin	NYLIM VP Income Builder Portfolio, NYLIM VP Epoch U.S. Equity Yield Portfolio	4 RICs $3,898,121,744	11 Accounts $2,188,451,661	10 Accounts $767,464,468	0 RICs $0	0 Accounts $0	0 Accounts $0
Robert Kaynor	NYLIM VP Schroders Mid Cap Opportunities Portfolio	2 RICs $1,109,000,000	9 Accounts $3,944,000,000	6 Accounts $1,036,000,000	0 RICs $0	0 Accounts $0	0 Accounts $0
Justin H. Kelly	NYLIM VP Winslow Large Cap Growth Portfolio	6 RICs $14,831,000,000	3 Accounts $8,017,000,000	1,881 Accounts $8,669,000,000	0 RICs $0	0 Accounts $0	3 Accounts $328,000,000
Michael Keough	NYLIM VP Janus Henderson Balanced Portfolio	7 RICs $42,514,060,000	13 Accounts $13,563,500,000	17 Accounts $5,511,520,000	0 RICs $0	0 Accounts $0	0 Accounts $0
Migene S. Kim	NYLIM VP Asset Allocation Portfolios, NYLIM VP Balanced Portfolio, NYLIM VP Income Builder Portfolio	10 RICs $4,561,000,000	0 Accounts $0	2 Accounts $87,000,000	0 RICs $0	0 Accounts $0	0 Accounts $0
Pranay Kirpalani	NYLIM VP Fidelity Institutional AM® Utilities Portfolio	15 RICs $8,214,000,000	10 Accounts $2,320,000,000	3 Accounts $365,000,000	2 RICs $1,541,000,000	0 Accounts $0	0 Accounts $0
John Lawlor	NYLIM VP MacKay U.S. Infrastructure Bond Portfolio	15 RICs $22,264,184,380	7 Accounts $9,642,286,119	94 Accounts $27,915,251,810	0 RICs $0	2 Accounts $949,772,649	1 Account $693,505,629
Frances Lewis	NYLIM VP MacKay U.S. Infrastructure Bond Portfolio	12 RICs $32,012,557,208	7 Accounts $9,642,286,119	94 Accounts $27,915,251,810	0 RICs $0	2 Accounts $949,772,649	1 Account $693,505,629
Lin Lin	NYLIM VP Epoch U.S. Equity Yield Portfolio and NYLIM VP Income Builder Portfolio	5 RICs $4,036,127,192	19 Accounts $11,084,803,012	21 Accounts $3,482,637,372	0 RICs $0	0 Accounts $0	4 Accounts $1,344,927,459
John Loffredo	NYLIM VP MacKay U.S. Infrastructure Bond Portfolio	13 RICs $27,573,137,418	7 Accounts $9,642,286,119	94 Accounts $27,915,251,810	0 RICs $0	2 Accounts $949,772,649	1 Account $693,505,629
Joseph MacDougall	NYLIM VP MFS® Research Portfolio	5 RICs $15,398,000,000	0 Accounts $0	3 Accounts $883,000,000	0 RICs $0	0 Accounts $0	0 Accounts $0
Alison O’Neill Mackey	NYLIM VP MFS® Investors Trust Portfolio	3 RICs $7,600,000,000	2 Accounts $928,000,000	6 Accounts $1,443,000,000	0 RICs $0	0 Accounts $0	0 Accounts $0
Neil Moriarty, III	NYLIM VP Balanced Portfolio, NYLIM VP Bond Portfolio, NYLIM VP Income Builder Portfolio, NYLIM VP MacKay Strategic Bond Portfolio	6 RICs $2,658,217,887	22 Accounts $11,269,019,611	92 Accounts $17,985,507,135	0 RICs $0	0 Accounts $0	1 Account $874,367,170
Francis J. Ok	NYLIM VP S&P 500 Index Portfolio, NYLIM VP Hedge Multi-Strategy Portfolio	20 RICs $7,934,000,000	0 Accounts $0	3 Accounts $491,000,000	0 RICs $0	0 Accounts $0	0 Accounts $0

129

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	PORTFOLIOS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Lesya Paisley	NYLIM VP Balanced Portfolio, NYLIM VP Bond Portfolio, NYLIM VP Income Builder Portfolio, NYLIM VP MacKay Strategic Bond Portfolio	4 RICs $2,407,433,856	22 Accounts $11,269,019,611	92 Accounts $17,985,507,135	0 RICs $0	0 Accounts $0	1 Account $874,367,170
Michael Petty	NYLIM VP MacKay U.S. Infrastructure Bond Portfolio	16 RICs $31,771,402,423	7 Accounts $9,642,286,119	94 Accounts $27,915,251,810	0 RICs $0	2 Accounts $949,772,649	1 Account $693,505,629
Allen Pu	NYLIM VP Dimensional U.S. Equity Portfolio	70 RICs $342,709,880,769	16 Accounts $30,958,465,231	0 Accounts $0	0 RICs $0	0 Accounts $0	0 Accounts $0
Veenu Ramchandani	NYLIM VP Wellington Small Cap Portfolio	3 RICs $10,430,366,286	3 Accounts $117,484,751	2 Accounts $660,099,501	0 RICs $0	0 Accounts $0	0 Accounts $0
Joseph Reiland	NYLIM VP American Century Large Cap Equity Portfolio	7 RICs $20,733,434,873	2 Accounts $716,986,798	4 Accounts $872,942,695	0 RICs $0	0 Accounts $0	0 Accounts $0
Nadim Rizk	NYLIM VP PineStone International Equity Portfolio	6 RICs $1,978,290,000	69 Accounts $39,073,310,000	44 Accounts $16,332,080,000	0 RICs $0	0 Accounts $0	2 Accounts $1,035,950,000
Lamine Saidi	NYLIM VP Candriam Emerging Markets Equity Portfolio	2 RICs $319,726,849	4 Accounts $3,944,740,499	3 Accounts $601,780,596	0 RICs $0	0 Accounts $0	0 Accounts $0
George Sakellaris	NYLIM VP Small Cap Growth Portfolio	4 RICs $1,244,000,000	7 Accounts $1,200,000,000	1,331 Accounts $2,040,000,000	0 RICs $0	0 Accounts $0	0 Accounts $0
Paulo Salazar	NYLIM VP Candriam Emerging Markets Equity Portfolio	2 RICs $319,726,849	4 Accounts $3,944,740,499	3 Accounts $601,780,596	0 RICs $0	0 Accounts $0	0 Accounts $0
Philip Screve	NYLIM VP Candriam Emerging Markets Equity Portfolio	2 RICs $319,726,849	4 Accounts $3,944,740,499	3 Accounts $601,780,596	0 RICs $0	0 Accounts $0	0 Accounts $0
Clark R. Shields	NYLIM VP Wellington Growth Portfolio	3 RICs $26,507,837,277	2 Accounts $8,365,150,340	14 Accounts $6,781,747,166	2 RICs $25,853,298,807	0 Accounts $0	0 Accounts $0
Edward Silverstein	NYLIM VP MacKay Convertible Portfolio	1 RIC $1,573,598,002	1 Account $33,170,951	8 Accounts $430,977,551	0 RICs $0	0 Accounts $0	0 Accounts $0
Joseph P. Smith	NYLIM VP CBRE Global Infrastructure Portfolio	9 RICs $4,894,000,000	9 Accounts $1,626,000,000	19 Accounts $2,511,000,000	0 RICs $0	1 Accounts $0	6 Accounts $318,000,000
Amit Soni	NYLIM VP Asset Allocation Portfolios	8 RICs $3,037,000,000	0 Accounts $0	2 Accounts $87,000,000	0 RICs $0	0 Accounts $0	0 Accounts $0
Scott Sprauer	NYLIM VP MacKay U.S. Infrastructure Bond Portfolio	18 RICs $19,570,536,311	7 Accounts $9,642,286,119	94 Accounts $27,915,251,810	0 RICs $0	2 Accounts $949,772,649	1 Account $693,505,629
Andrew Susser	NYLIM VP MacKay High Yield Corporate Bond Portfolio	3 RICs $14,340,673,862	4 Accounts $1,031,665,354	51 Accounts $19,146,867,402	0 RICs $0	0 Accounts $0	0 Accounts $0
Jonathan Swaney	NYLIM VP Asset Allocation Portfolios, NYLIM VP Balanced Portfolio, NYLIM VP Income Builder Portfolio	10 RICs $4,561,000,000	0 Accounts $0	2 Accounts $87,000,000	0 RICs $0	0 Accounts $0	0 Accounts $0
Arthur Torrey	NYLIM VP Floating Rate Portfolio	1 RIC $1,421,216,649	0 Accounts $0	1 Account $34,428,060	0 RICs $0	14 Accounts $5,459,645,728	0 Accounts $0

130

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	PORTFOLIOS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Kera Van Valen	NYLIM VP Epoch U.S. Equity Yield Portfolio, NYLIM VP Income Builder Portfolio	4 RICs $3,898,121,744	11 Accounts $2,188,451,661	10 Accounts $767,464,468	0 RICs $0	0 Accounts $0	0 Accounts $0
Joanna Wald	NYLIM VP Schroders Mid Cap Opportunities Portfolio	2 RICs $1,109,000,000	9 Accounts $3,944,000,000	6 Accounts $1,035,000,000	0 RICs $0	0 Accounts $0	0 Accounts $0
Cameron White	NYLIM VP Balanced Portfolio, NYLIM VP Bond Portfolio, NYLIM VP Income Builder Portfolio, NYLIM VP MacKay Strategic Bond Portfolio	4 RICs $2,271,270,829	22 Accounts $11,269,019,611	92 Accounts $17,985,507,135	0 RICs $0	0 Accounts $0	1 Account $874,367,170
Greg Wilensky	NYLIM VP Janus Henderson Balanced Portfolio	6 RICs $42,489,010,000	9 Accounts $12,924,060,000	11 Accounts $3,934,060,000	0 RICs $0	0 Accounts $0	0 Accounts $0
Thomas Wynn	NYLIM VP MacKay Convertible Portfolio	1 RIC $1,573,598,002	1 Account $33,170,951	8 Accounts $430,977,551	0 RICs $0	0 Accounts $0	0 Accounts $0
Robert C. Zeuthen	NYLIM VP Newton Technology Growth Portfolio	2 RICs $629,400,000	1 Account $245,090,000	3 Accounts $2,161,760,000	0 RICs $0	0 Accounts $0	0 Accounts $0

Portfolio Manager Compensation Structure

New York Life Investment Management and each Subadvisor has in place a compensation program for all eligible investment and non-investment employees that is consistent with its business strategy, objectives, values and long-term interests. Moreover, these programs encourage an alignment of long-term interests between each Subadvisor and Portfolio shareholders. Each Subadvisor has structured its compensation plan to be competitive with other investment management firms. Total compensation is designed to align portfolio manager compensation with shareholder goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results. Each Subadvisor’s compensation program includes two components, fixed and variable compensation.

Fixed compensation is paid through an employee’s annual base salary, which is set by reference to a range of factors, taking account of seniority and responsibilities and the market rate of pay for the relevant position.

Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation. Variable compensation for investment personnel is generally based on both quantitative and qualitative factors. Quantitative factors may include some of the following: (1) the multi-year investment performance (such as 3-, 5- or 7-year) of portfolios managed by the employee, including benchmarks and competitive universes as well as multi-year investment performance of analyst recommendations; (2) assets under management, (3) the overall revenues and profitability of the firm; (4) the financial results of the investment team and (5) industry benchmarks. The qualitative factors may include, among others, leadership, adherence to the firm’s policies and procedures and contribution to the firm’s goals and objectives. As described, many factors including an individual’s role, responsibilities, performance and financial results, are critical components of the compensation process. Variable compensation may be paid in the form of a cash bonus, deferred compensation and/or a fund profit re-allocation. In some instances, variable or incentive compensation may be predetermined or guaranteed for a period of time.

The deferred portion of variable compensation is provided to further retain and motivate key personnel. Each Subadvisor may maintain a long-term incentive, phantom equity or profit interest program. These programs are an integral component of the compensation structure and are designed to align employees’ compensation with the overall health of the Subadvisor and, more importantly, with the satisfaction of its clients.

In addition, each Subadvisor maintains an employee benefit program, including health and non-health insurance, and a 401(k) defined contribution or defined benefit plan for all of its employees regardless of their job title, responsibilities or seniority.

American Century

American Century Investments portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.

131

Base Salary

Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus, which is determined by a combination of factors. One factor is investment performance of funds a portfolio manager manages. The mutual funds’ investment performance is generally measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund.

Portfolio managers may have responsibility for multiple American Century Investments products. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility. Portfolio managers also may have responsibility for other types of managed portfolios or ETFs. If the performance of a managed account or ETF is considered for purposes of compensation, it is generally measured via the same criteria as an American Century Investments mutual fund (i.e., relative to the performance of a benchmark and/or peer group).

A second factor in the bonus calculation relates to the performance of a number of American Century Investments products managed according to one of the following investment disciplines: global growth equity, global value equity, disciplined equity, global fixed-income, and multi-asset strategies. The performance of American Century ETFs may also be included for certain investment disciplines. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of portfolio managers’ bonuses may be discretionary and may be tied to factors such as profitability or individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans

Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century Investments mutual funds in which the portfolio manager chooses to invest them.

Brown Advisory

The Portfolio Managers receive compensation packages that include various components, including a base salary and variable incentive bonus. The incentive bonus is subjective. It takes into consideration a number of factors including but not limited to performance, client satisfaction and service and the profitability of Brown Advisory’s business. The portfolio manager’s performance is measured against a relative broad-based market index over a trailing 1, 3, and 5 year time period. In addition to the base salary and variable incentive bonus, the Portfolio Managers receive firm equity units as part of their compensation package.

Dimensional

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the NYLIM VP Dimensional U.S. Equity Portfolio or other accounts that the portfolio managers manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

• Base salary. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager’s base salary.

• Annual Bonus. Each portfolio manager may receive an annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

132

Portfolio managers may be awarded the right to purchase restricted shares of the stock of Dimensional, as determined from time to time by the Board of Directors of Dimensional or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in Dimensional’s Long-Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Epoch

TD Epoch's compensation structure for portfolio manager's is comprised of a base salary and an annual incentive compensation award. A portion of the annual incentive award is deferred and invested in Epoch-managed investment vehicles and TD Restricted Stock Units pursuant to a three-year vesting schedule. TD Epoch believes its compensation program is competitive and designed to attract, retain and motivate all of its investment professionals including Portfolio Managers.

FIAM

Pranay Kirpalani is the co- portfolio manager of NYLIM VP Fidelity Institutional AM® Utilities Portfolio. A portion of each portfolio manager’s bonus relates to the portfolio manager’s performance as a research analyst and is based on the Director of Research’s assessment of the research analyst’s performance and may include factors such as qualitative feedback assessments, which relate to analytical work and investment results within the relevant sector(s) and impact on other equity funds and accounts as a research analyst, and the research analyst’s contributions to the research groups and to FMR. Another component of the bonus is based upon (i) the pre-tax investment performance of the portfolio manager’s fund(s), account(s) or lead account measured against a benchmark index (which may be a customized industry benchmark index developed by FMR) and within a defined peer group assigned to each fund or account, as applicable (ii) the investment performance of other FMR equity funds and accounts, and (iii) the pre-tax investment performance of the research analyst’s recommendations measured against a benchmark index corresponding to the research analyst’s assignment universe and against a broadly diversified equity index. The pre-tax investment performance of each portfolio manager’s fund(s), account(s) and lead account(s) is weighted according to the portfolio manager’s tenure on those fund(s), account(s) and lead account(s). The component of the bonus relating to the Director of Research’s assessment is calculated over a one-year period, and each other component of the bonus is calculated over a measurement period that initially is contemporaneous with each portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group, if applicable. The portion of each portfolio manager’s bonus that is linked to the investment performance of NYLIM VP Fidelity Institutional AM Utilities Portfolio is based on the lead accounts pre-tax investment performance measured against the MSCI U.S. IMI Utilities 25/50 Index.

Caitlyn Greco is the Co- Portfolio manager of NYLIM VP Fidelity Institutional AM® Utilities Portfolio. A portion of each portfolio manager’s bonus relates to the portfolio manager’s performance as a research analyst and is based on the Director of Research’s assessment of the research analyst’s performance and may include factors such as qualitative feedback assessments, which relate to analytical work and investment results within the relevant sector(s) and impact on other equity funds and accounts as a research analyst, and the research analyst’s contributions to the research groups and to FMR. Another component of the bonus is based upon (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index (which may be a customized industry benchmark index developed by FMR) and within a defined peer group assigned to each fund or account, as applicable (ii) the investment performance of other FMR equity funds and accounts, and (iii) the pre-tax investment performance of the research analyst’s recommendations measured against a benchmark index corresponding to the research analyst’s assignment universe and against a broadly diversified equity index. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s). The component of the bonus relating to the Director of Research’s assessment is calculated over a one-year period, and each other component of the bonus is calculated over a measurement period that initially is contemporaneous with each portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group, if applicable. The portion of each portfolio manager’s bonus that is linked to the investment performance of NYLIM VP Fidelity Institutional AM Utilities Portfolio is based on the pre-tax investment performance measured against the MSCI U.S. IMI Utilities 25/50 Index.

Janus

The following describes the structure and method of calculating portfolio management’s compensation as of September 30, 2025.

Portfolio management is compensated for managing a Portfolio and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed annual base salary and a variable performance component. Compensation (both fixed and variable) is determined on a pre-tax basis.

Since there are no set targets/percentages for variable compensation, the pay mix will vary for each portfolio manager based on individual performance. On average, total compensation is weighted more heavily in the form of variable compensation, typically split between cash and deferral.

133

Base Salary

Base salary is determined by the individual manager. The base salary is based on factors such as performance, complexity of managing portfolios, scope of responsibility (including assets under management), skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation

Individual awards, if any, are discretionary and given based on company, department, and individual performance. These awards are funded from a profit pool. The overall investment team variable compensation pool is based on Janus’ profitability and is fully discretionary. Both quantitative and qualitative factors will be used to determine these awards. Such factors include, among other things:

• consistent short-term and long-term performance (i.e., one-, three-, and five-year performance);

• client support; and

• investment team support through the sharing of ideas, leadership development, mentoring, and teamwork.

Deferrals

All employees are subject to Janus’ deferral arrangements which apply to variable incentive awards. Deferral rates apply to awards that exceed a minimum threshold, rates of deferral increase for larger incentive awards or as appropriate under certain regulations. Deferred awards vest in three equal installments over a 3-year period. Forfeiture provisions apply to employees who cease employment with Janus during the vesting period, other than in prescribed circumstances. Deferrals are awarded in JHG restricted stock and/or fund units.

Deferral arrangements are reviewed periodically to ensure they remain aligned with:

• Janus’ business strategy, associated time horizons and risk appetite;

• competitive practice in the sectors and jurisdictions in which Janus operates; and

• emerging regulatory practice.

Portfolio management may be eligible to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.

MacKay Shields

Salaries are set by reference to a range of factors, taking into account each individual’s seniority and responsibilities and the market rate of pay for the relevant position. Annual salaries are set at competitive levels to attract and maintain the best professional talent. Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation for portfolio managers at MacKay Shields.

Incentive compensation received by portfolio managers is generally based on both quantitative and qualitative factors. The quantitative factors include but are not limited to: (i) investment performance; (ii) assets under management; (iii) revenues and profitability; and (iv) industry benchmarks. The qualitative factors may include, among others: leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives.

MacKay Shields maintains a phantom equity plan for those employees who qualify whereby awards vest and pay out after several years, to attract, retain, motivate and reward key personnel.  Beginning 2026, MacKay Shields participates in the New York Life Investment Management Long-Term Incentive Plan (LTIP), a three-year program designed to attract, retain, and align key personnel.

MacKay Shields maintains an employee benefit program, including health and non-health insurance and a 401(k) defined contribution plan for all of its employees regardless of their job title, responsibilities or seniority.

MFS

MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating, the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a durable investment process. As of December 31, 2024, portfolio manager total cash compensation is a combination of base salary and performance bonus:

134

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

With respect to each portfolio manager except Mr. Joseph MacDougall, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter. The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy's investment horizon. The fixed length time periods include the portfolio manager's full tenure on each Fund/strategy and, when available, 10-, 5-, and 3-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2024, the following benchmarks were used to measure the following portfolio managers' performance for the following Funds:

Fund	Portfolio Manager	Benchmark(s)
Massachusetts Investors Trust	Jude Jason	Standard & Poor's 500 Stock Index

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be a fund that is managed by the portfolio manager.

With respect to Mr. Joseph MacDougall, the performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management’s assessment of overall portfolio manager contribution to the client experience, the investment process and overall performance (distinct from fund and other account performance). The performance bonus may be in the form of cash and/or a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be a fund that is managed by the portfolio manager.

With respect to Ms. Alison O'Neill Mackey, her compensation reflects her broader role within MFS as Chief Investment Officer in addition to being a portfolio manager. Her performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter. The quantitative portion is based on the pre-tax performance of accounts managed by Ms. O'Neill Mackey over a range of fixed-length time periods and overall group investment performance and business performance metrics. The qualitative portion is based on the results of an annual internal review process conducted by the Chief Investment Officer which takes into account her broad leadership responsibilities. This performance bonus may be in the form of cash and/or a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be a fund that is managed by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

NIMNA

NIMNA’s employees are remunerated using a combination of base salary and discretionary annual incentive which is delivered in a mix of cash and deferred incentive depending on the level of incentive and appropriateness for the role.

135

Discretionary deferred incentive arrangements can include a mix of a long-term incentive plan (LTIP), which has Newton real equity, and awards made under a deferred cash plan linked to the performance of a basket of Newton-managed portfolios (pooled vehicles). This approach aligns NIMNA closely with clients and provides employees with an appropriately balanced discretionary incentive arrangement. Most discretionary incentive-eligible employees now receive 100% of their deferred awards in the deferred cash plan linked to the performance of a basket of Newton-managed portfolios (pooled vehicles).

For portfolio managers, a portion of the deferred cash award is linked to the performance of a portfolio (pooled vehicle) where they form part of the portfolio management team, and the remaining portion is linked to the performance of the Newton-wide basket of portfolios, providing a tangible and direct link between compensation and the performance of the fund they are responsible for.

For awards made under the Newton equity plan the value of Newton equity is calculated twice a year. The valuation is based on current and future forecasted financial performance of the Newton business. The class of shares, which the participants hold, is non-voting and non-dividend-bearing and the parent company (holding dividend-bearing NIMNA shares with voting rights) retains 100% control of Newton.

It is intended that discretionary incentive awards will be made annually with deferred elements having a three-year vesting period. For the Newton equity awards, the vesting period will be followed by a minimum further six-month and one-day holding period.

NIMNA regularly reviews its compensation approach, including the mixture and features of the deferred compensation schemes, and will make changes that it considers appropriate to ensure that it remains aligned with regulatory requirements, client outcomes, and market practices.

Newton’s compensation structure is designed to reward those professionals who deliver strong long-term performance and who do not create inappropriate risk exposure for the firm or its clients. NIMNA utilizes an online appraisal system to evaluate the performance of all employees (including investment professionals) on an annual basis. Additionally, input from the risk and compliance team on employees’ conduct is collected as part of the appraisal process and can have an impact on discretionary incentive awards. This aims to protect against excessive risk-taking and to emphasize appropriate conduct and behavior.

Portfolio managers’ and analysts’ annual performance appraisals consist of both quantitative and qualitative contributions. The quantitative portion is based on portfolio performance and on the performance of the analyst’s investment recommendations over one, three, and five years, weighted heavily toward the three- and five-year numbers. Factors considered are performance versus benchmark, performance relative to peers, up/down capture data, and information ratio. Qualitative assessments include contribution to investment debates; interaction with, and responsiveness to, the wider team and their specific requirements; leadership and communication skills; and collaborative behavior.

PIMCO

PIMCO’s and its affiliates’ approach to compensation seeks to provide professionals with a compensation process that is driven by values of collaboration, openness, responsibility and excellence.

Generally, compensation packages consist of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for clients, among other factors. A portfolio manager’s compensation is not based solely on the performance of the Portfolio or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Variable Compensation – In addition to a base salary, portfolio managers have a variable component of their compensation, which is based on a combination of individual and company performance and includes both qualitative and quantitative factors. The following non-exhaustive list of qualitative and quantitative factors is considered when determining total compensation for portfolio managers:

• performance measured over a variety of longer- and shorter-term periods, including 5- year, 4-year, 3-year, 2- year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Portfolio(s)) and relative to applicable industry peer groups; and

• amount and nature of assets managed by the portfolio manager.

The variable compensation component of an employee’s compensation may include a deferred component. The deferred portion will generally be subject to vesting and may appreciate or depreciate based on the performance of PIMCO and/or its affiliates. PIMCO’s Long-Term Incentive Plan provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. Additionally, PIMCO's Carried Interest Plan provides eligible participants (i.e., those who provide services to PIMCO’s alternative funds) a percentage of the carried interest otherwise payable to PIMCO if the applicable performance measurements described in the alternative fund's partnership agreements are achieved.

136

Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

PineStone

The compensation structure for the Portfolio's Portfolio Managers is comprised of a competitive base salary, and a performance-based incentive plan. Performance-based compensation is measured in terms of the team's ability to meet and exceed the funds' performance objectives. In addition, the Portfolio Managers are equity owners in the firm.

SBH

Investment professionals compensation includes multiple components and is designed to attract and retain superior investment talent and to align the teams’ incentives with client interests. Compensation for investment professionals generally consists of base salary, profit sharing, and incentive compensation. Investment professionals are eligible for a performance-based bonus (incentive compensation), which emphasizes long-term performance of client portfolios and expands/contracts with strategy revenue. Importantly, this compensation is based on the performance of the aggregate portfolio and not the performance of the individual investment professional. Individual incentive allocation is merit-based and determined by the investment team’s director, with final approval from SBH’s President. The incentive compensation is comprised of cash and phantom security of SBH’s parent company US-based business to align individual interests with company success.

Schroders

Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Portfolio’s portfolio managers are compensated for their services to the Portfolio and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroder employees. A limited number of fund managers may also receive awards under a long-term incentive program, aimed at recognizing key talent and sustained performance and potential. In addition, certain employees, typically those in the private markets division of Schroders, may also be eligible to participate in carried-interest sharing arrangements, which further enhance long-term retention and alignment to investment performance.

Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the skills and experience of the incumbent and is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders reviews base salaries annually, targeting increases at employees whose roles or responsibilities have increased in scope materially during the year.

Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviors in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their Portfolios relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods, including over one and three year periods), the level of Portfolios under management and the level of performance fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Non-financial performance metrics, including adherence to effective risk management, also form a significant part of the performance assessment process which is considered in determining the individual’s bonus award. Schroders assesses each employee’s performance across three key areas: Business Excellence, Behavioral Excellence and Conduct, taking into account factors such as leadership, contribution to other parts of the business, and identifying those whose behavior exemplifies our corporate values of excellence, integrity, teamwork, passion, and innovation. For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders funds.

These deferrals vest over a period of three years or more and seek to ensure that the interests of employees are aligned with those of clients and shareholders.

Wellington

Wellington receives a fee based on the assets under management of each Portfolio as set forth in the Subadvisory Agreement between Wellington and the Manager on behalf of each Portfolio. Wellington pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Portfolio. The following information is as of December 31, 2025.

Wellington’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington’s compensation of each Portfolio’s managers listed in the Prospectus who are primarily responsible for the day-to-day management of the Portfolio (the “Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for each other

137

Portfolio Manager is determined by the Portfolio Manager’s experience and performance in their role as a Portfolio Manager. Base salaries for Wellington’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington from the Portfolio and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the Portfolio is linked to the gross pre-tax performance of the portion of the Portfolio managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington’s business operations. Senior management at Wellington may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Hudson, Illfelder, Isch and Shields are Partners.

Portfolio	Benchmark Index and/or Peer Group for Incentive Period
NYLIM VP Balanced Portfolio (equity portion)	Russell 1000® Value Index
NYLIM VP Wellington Growth Portfolio	Russell 1000® Growth Index
NYLIM VP Wellington Small Cap Portfolio	Russell 2000® Index

None of the Portfolio Managers beneficially owned Portfolio securities in the Trust as of December 31, 2025.

Potential Portfolio Manager Conflicts

Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the Portfolios because they use techniques that are not permitted for the Portfolios, such as short sales and leveraging. (Note that this conflict only arises with regard to Portfolios that have a high yield component.)

A portfolio manager who makes investment decisions with respect to multiple Portfolios and/or other accounts, including accounts in which the portfolio manager is personally invested, may be presented with one or more of the following potential conflicts:

• The management of multiple Portfolios and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each Portfolio and/or account;

• If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Portfolio or account managed by the portfolio manager, a Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Portfolios and accounts managed by the portfolio manager;

• A portfolio manager may take a position for a Portfolio or account in a security that is contrary to the position held in the same security by other Portfolios or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one Portfolio or account while other Portfolios or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

• An apparent conflict may arise where an adviser receives higher fees from certain Portfolios or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain Portfolios or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee Portfolios or accounts over other Portfolios or accounts managed by the portfolio manager.

To address potential conflicts of interest, New York Life Investment Management and each Subadvisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, New York Life Investment Management has adopted a Code of Ethics that recognizes the Manager's obligation to treat all of its clients, including the Portfolio, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

For any Portfolio that is subadvised by more than one Subadvisor, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets between or among the Subadvisors. These allocation decisions will be made by the Manager in light of its fiduciary duty to act in the Portfolio’s best interest and will be subject to the general oversight of the Board.

138

American Century

Certain conflicts of interest may arise in connection with American Century Investments’ management of client portfolios with different investment strategies. Potential conflicts can include, for example, one investment strategy buying or selling a security while another has a different, potentially opposite, position in the same security. This may include one investment strategy taking a short position in the security of an issuer that is held long in another investment strategy (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities across client portfolios, which are discussed in more detail below. American Century Investments has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Management of American Century Investments’ client portfolios is organized according to investment discipline and investment strategy. Investment disciplines include, for example, Disciplined Equity, Global Growth Equity (both U.S. and Global/Non-U.S.), Global Value Equity, Global Fixed Income, Multi-Asset Strategies, American Century Rules-Based ETF strategies, Avantis Investors strategies, and Private Investments. Within each investment discipline are one or more portfolio teams responsible for managing specific investment strategies, such as U.S. Disciplined Core Value, U.S. Small Cap Value, U.S. Large Cap Growth, Emerging Markets Equity and U.S. Core Fixed Income. In some cases, a portfolio manager or team may be responsible for managing (or assisting in managing) multiple investment strategies within or across investment disciplines. Generally, client portfolios with similar investment strategies are managed by the same portfolio management team using similar investment objectives, approaches and philosophies. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across client portfolios with similar investment strategies, which minimizes the potential for conflicts of interest. In addition, American Century Investments maintains information barriers that restrict portfolio management teams within an investment discipline from having access to information regarding security positions, orders or transactions in client portfolios or investment strategies in other investment disciplines. If a portfolio manager or team manages or assists in managing an investment strategy in another investment discipline, that portfolio manager or team will only have access to information relating to that investment strategy and not other investment strategies within that investment discipline. The information barriers are intended to aid in preventing the misuse of portfolio holdings information or trading activity in other investment disciplines. Portfolio managers or teams that manage (or assist in managing) investment strategies across investment disciplines will not allow their access to portfolio holdings and/or trading information in one investment discipline to in any way impact decisions they make for client portfolios in other investment disciplines.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century Investments’ trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century Investments may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century Investments has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century Investments has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. A centralized trading desk executes all fixed income securities transactions for Avantis ETFs and mutual funds. For all other funds in the American Century complex, portfolio teams are responsible for executing fixed income trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system. There is an ethical wall between the Avantis trading desk and all other American Century traders. The Advisor’s Global Head of Trading monitors all trading activity for best execution and to make sure no set of clients is being systematically disadvantaged.

Finally, investment of American Century Investments’ corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century Investments has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century Investments to the detriment of client portfolios.

Brown Advisory

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may experience the following potential conflicts: The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. Brown Advisory may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable to differences in investment guidelines and timing of cash flows. Brown Advisory

139

also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Portfolio may abuse their fiduciary duties to the Portfolio.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Brown Advisory has adopted procedures for allocating portfolio transactions across multiple accounts and conducting trades on a soft dollar basis, if applicable.

With respect to securities transactions for clients, Brown Advisory determines which broker to use to execute each order. However, Brown Advisory may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Portfolio. To deal with these situations, Brown Advisory has adopted procedures to help ensure best execution of all client transactions.

Finally, the appearance of a conflict of interest may arise where the Brown Advisory has an incentive, such as a performance based management fee, which relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.

Candriam

Candriam provides portfolio management services to other accounts using substantially similar investment strategies as the NYLIM VP Candriam Emerging Markets Equity Portfolio.

The side-by-side management of these accounts with the Portfolio may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.

Therefore, Candriam has adopted various policies and procedures designed to disclose and mitigate these potential conflicts of interest. Candriam has set up a Code of Ethics and a Conflicts of Interest Policy, and has implemented structural measures intended to prevent conflicts of interest (i.e., task segmentation, information barriers, etc.) together with the adoption of procedures regarding allocation of investment opportunities and aggregation and allocation of trades.

These procedures are designed to ensure that all clients are treated fairly and equally, and to prevent these kinds of conflicts from influencing the allocation of investment opportunities among clients.

CBRE

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the NYLIM VP CBRE Global Infrastructure Portfolio. These accounts may include, among others, other closed-end funds, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the NYLIM VP CBRE Global Infrastructure Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by a portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease while the NYLIM VP CBRE Global Infrastructure Portfolio maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

CBRE recognizes the duty of loyalty it owes to its client and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include but are not limited to: (i) investment process, portfolio management and trade allocation procedures; (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

Dimensional

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to the NYLIM VP Dimensional U.S. Equity Portfolio and one or more other accounts. Other accounts include registered mutual funds (other than the NYLIM VP Dimensional U.S. Equity Portfolio) and ETFs, other unregistered pooled investment vehicles, and other accounts managed for organizations and

140

individuals (each an “Account” and collectively, “Accounts”). An Account may have similar investment objectives to the NYLIM VP Dimensional U.S. Equity Portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by the NYLIM VP Dimensional U.S. Equity Portfolio. Actual or apparent conflicts of interest include:

• Time Management. The management of the NYLIM VP Dimensional U.S. Equity Portfolio and/or multiple Accounts may result in a portfolio manager devoting unequal time and attention to the management of the NYLIM VP Dimensional U.S. Equity Portfolio and/or Accounts. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the NYLIM VP Dimensional U.S. Equity Portfolio.

• Investment Opportunities. It is possible that at times identical securities will be held by the NYLIM VP Dimensional U.S. Equity Portfolio and one or more Accounts. However, positions in the same security may vary and the length of time that the NYLIM VP Dimensional U.S. Equity Portfolio or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the NYLIM VP Dimensional U.S. Equity Portfolio and one or more Accounts, the NYLIM VP Dimensional U.S. Equity Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across the NYLIM VP Dimensional U.S. Equity Portfolio and other Accounts.

• Broker Selection. With respect to securities transactions for the NYLIM VP Dimensional U.S. Equity Portfolio, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separately managed accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for the NYLIM VP Dimensional U.S. Equity Portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the NYLIM VP Dimensional U.S. Equity Portfolio or the Account.

• Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

• Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages, and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to the NYLIM VP Dimensional U.S. Equity Portfolio or other Accounts for which he or she has portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Epoch

Epoch’s solitary line of business is investment management; therefore, Epoch believes it would not have any significant conflicts of interest in the management of the Portfolios other than those conflicts of interest that are customary in the asset management industry. For example, as an asset manager to multiple accounts, Epoch faces conflicts of interest related to the allocation of securities, the sequencing of transactions, fee arrangements, the use of brokerage activity to acquire research or brokerage services and proxy voting. Epoch faces other conflicts of interest related to the personal trading activities of its employees.

To address potential conflicts of interest Epoch has adopted various policies and procedures reasonably designed to disclose and mitigate these potential conflicts of interest. For example Epoch has adopted a Code of Ethics and Business Conduct (the “Code”) that contains policies and procedures that address the potential conflict that exists when Epoch employees purchase or sell securities for their personal accounts. The Code generally requires that all transactions in securities by Epoch employees, their spouses and immediate family members be pre-cleared by the compliance department prior to execution. The Code contains policies, inter alia, which prohibit employees from buying or selling securities on the same day that the same security is bought or sold for a client. Securities transactions for employee’s personal accounts are also subject to quarterly reporting requirements, annual holdings disclosure and annual certification and attestation requirements. In addition, the Code requires Epoch and its employees to act in clients’ best interests, abide by all applicable regulations and avoid even the appearance of insider trading.

Additionally, as a result of the merger between Epoch and the Toronto Dominion Bank, Epoch gained a number of TD affiliates, including broker-dealers, some of which may be perceived as presenting a potential conflict of interest. Epoch expects to avoid any potential conflicts by not conducting business with these affiliated entities.

141

FIAM

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. A portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by the Code of Ethics applicable to the portfolio manager.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FIAM or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FIAM or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FIAM investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FIAM for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FIAM and its affiliates have adopted policies and procedures and maintain a compliance program designed to help manage such actual and potential conflicts of interest.

Janus

Portfolio management generally manages other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the Portfolio. Those other accounts may include separately managed accounts, model or emulation accounts, Janus mutual funds and ETFs, private-label funds for which Janus or an affiliate serves as subadviser, or other Janus pooled investment vehicles, such as hedge funds, which may have different fee structures or rates than a Portfolio or may have a performance-based management fee. Janus or an affiliate may also proprietarily invest in or provide seed capital to some but not all of these accounts. In addition, portfolio management may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, portfolio management (or their family members) may beneficially own or transact in the same securities as those held in a Portfolio’s portfolio. Moreover, portfolio management may also have other roles at Janus (e.g., research analyst) and receive compensation attributable to the other roles. Portfolio management may also have roles with an affiliate of Janus and provide advice on behalf of Janus through participating affiliate agreements, and receive compensation attributable to other roles. These factors could create conflicts of interest between portfolio management and the Portfolios because portfolio management may have incentives to favor one or more accounts over others or one role over another in the allocation of time, resources, or investment opportunities and the sequencing of trades, resulting in the potential for the Portfolio to be disadvantaged relative to one or more other accounts.

A conflict of interest between the Portfolios and other clients, including one or more Portfolios, may arise if portfolio management identifies a limited investment opportunity that may be appropriate for a Portfolio, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by such portfolio management. A conflict may also arise if portfolio management executes transactions in one or more accounts that adversely impact the value of securities held by a Portfolio. Investments made by a Portfolio and results achieved by a Portfolio at any given time are not expected to be the same as those made by other funds for which the Adviser acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a Portfolio.

Janus believes that these and other conflicts are mitigated by policies, procedures, and practices in place, including those governing personal trading, proprietary trading and seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best execution. In addition, Janus generally requires portfolio management to manage accounts with similar investment strategies in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain

142

portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. Janus monitors accounts with similar strategies for any holdings, risk, or performance dispersion or unfair treatment. Janus (and its affiliates) generate trades throughout the day, depending on the volume of orders received from portfolio management, for all of its clients using trade system software. Trades are pre-allocated to individual clients and submitted to selected brokers via electronic files, in alignment with Janus’ best execution policy. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Janus manages the Portfolio and the Janus “funds of funds,” which are funds that invest primarily in other Janus funds. Because Janus manages the Janus “funds of funds” and the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of a Janus “fund of funds” among such Portfolios. For example, Janus has a conflict of interest in selecting investments for a Portfolio because the underlying funds, unlike unaffiliated investment companies, pay fees to Janus, and the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. Further, the Janus “funds of funds” investments have been and may continue to be a significant portion of the investments in other Janus funds, allowing Janus the opportunity to recoup expenses it previously waived or reimbursed for a Portfolio, or to reduce the amount of seed capital investment needed by Janus for the Janus funds.

MacKay Shields

MacKay Shields does not favor the interest of one client over another and it has adopted a Trade Allocation Policy designed so that all client accounts will be treated fairly and no one client account will receive, over time, preferential treatment over another.

We maintain investment teams with their own distinct investment process that operate independent of each other when making portfolio management decisions. Certain investment teams consist of Portfolio Managers, Research Analysts, and Traders, while certain other investment teams share Research Analysts and/or Traders. MacKay Shields’ investment teams may compete with each other for the same investment opportunities and/or take contrary positions. At times, two or more of MacKay Shields’ investment teams may jointly manage the assets of a single client portfolio (“Crossover Mandate”). In such instances, the asset allocation decisions will be discussed amongst the various investment teams, but the day-to-day investment decision-making process will typically be made independently by each team for the portion of the Crossover Mandate that team is responsible for managing. Orders within an investment team will typically be aggregated or bunched to reduce the costs of the transactions. Orders are typically not aggregated across investment teams even though there may be orders by separate investment teams to execute the same instrument on the same trading day; provided, however, that orders for the same instrument are typically aggregated across investment teams that are supported by a shared trading desk.

MacKay Shields’ clients have held, and it is expected that in the future they will at times hold, different segments of the capital structure of the same issuer that have different priorities. These investments create conflicts of interest, particularly because MacKay Shields can take certain actions for clients that can have an adverse effect on other clients. For example, certain MacKay Shields clients may hold instruments that are senior or subordinated relative to instruments of the same issuer held by other clients, and any action that the portfolio managers were to take on behalf of the issuer’s senior instrument, for instance, could have an adverse effect on the issuer’s junior instrument held by other clients, and vice versa, particularly in distressed or default situations. To the extent MacKay Shields or any of its employees were to serve on a formal or informal creditor or similar committee on behalf of a client, such conflicts of interest may be exacerbated.

MacKay Shields engages in transactions and investment strategies for certain clients that differ from the transactions and strategies executed on behalf of other clients, including clients that have retained the services of the same investment team. MacKay Shields may make investments for certain clients that they conclude are inappropriate for other clients. For instance, clients within one investment strategy may take short positions in the debt or equity instruments of certain issuers, while at the same time those instruments or other instruments of that issuer are acquired or held long by clients in another investment strategy, or within the same strategy, and vice versa.

Additionally, MacKay Shields’ investment strategies are available through a variety of investment products, including, without limitation, separately managed accounts, private funds, mutual funds and ETFs. Given the different structures of these products, certain clients are subject to terms and conditions that are materially different or more advantageous than available under different products. For example, mutual funds offer investors the ability to redeem from the fund daily, while private funds offer less frequent liquidity. Similarly a client with a separately managed account may have more transparency regarding the positions held in its account than would be available to an investor in a collective investment vehicle. Further, separately managed account clients have the ability to terminate their investment management agreement with little or no notice (subject to the terms of the investment advisory agreement or similar agreement).

As a result of these differing liquidity and other terms, MacKay Shields may acquire and/or dispose of investments for a client either prior to or subsequent to the acquisition and/or disposition of the same or similar securities held by another client. In certain circumstances, purchases or sales of securities by one client could adversely affect the value of the same securities held in another client’s portfolio. In addition, MacKay Shields has caused, and expects in the future to cause, certain clients to invest in opportunities with different levels of concentration or on different terms than that to which other clients invest in the same securities. These differences in terms and concentration could lead to different investment outcomes among clients investing in the same securities. MacKay Shields seeks to tailor its investment advisory services to meet each client’s investment objective, constraints and investment guidelines and MacKay Shields’ judgments with respect to a particular client will at times differ from its judgments for other clients, even when such clients pursue similar investment strategies.

143

MacKay Shields permits its personnel, including portfolio managers and other investment personnel, to engage in personal securities transactions, including buying or selling securities that it has recommended to, or purchased or sold on behalf of, clients. These transactions raise potential conflicts of interest, including when they involve securities owned or considered for purchase or sale by or on behalf of a client account. MacKay Shields has adopted a Code of Ethics to assist and guide the portfolio managers and other investment personnel when faced with a conflict. MacKay Shields’ services to each client are not exclusive. The nature of managing accounts for multiple clients creates a conflict of interest with regard to time available to serve clients. MacKay Shields and its portfolio managers will devote as much of their time to the activities of each client as they deem necessary and appropriate. Although MacKay Shields strives to identify and mitigate all conflicts of interest, and seeks to treat its clients in a fair and reasonable manner consistent with its fiduciary duties, there may be times when conflicts of interest are not resolved in a manner favorable to a specific client.

Additional material conflicts of interest are presented within Part 2A of MacKay Shields’ Form ADV.

MFS

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager‘s management of the Portfolios and other accounts, and has adopted policies and procedures reasonably designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS‘ trade allocation policies could have a detrimental effect on the Portfolio if the Portfolio‘s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Portfolio's investments. Investments selected for funds or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Portfolio.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager and/or those in which MFS, its officers, and/or employees, and/or its affiliates, own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

NIMNA

NIMNA faces a range of potential and actual conflicts of interest arising from the structure of its business, the diversity of its clients, and its affiliations with its parent company, The Bank of New York Mellon (“BNY”) and other affiliated entities. These conflicts may occur when managing multiple client accounts with different investment strategies and fee structures, which could otherwise create incentives to favor certain accounts in the allocation of investment ideas, trade execution, or overall attention. NIMNA mitigates these risks through various methods including but not limited to trade-aggregation and allocation procedures, oversight of execution quality, and policies designed to prevent preferential treatment. It maintains controls separating research dissemination from portfolio-management functions to promote fair access to investment opportunities and reduce timing advantages or disadvantages.

Conflicts may also arise when employees serve as dual officers across affiliated entities or when client assets are invested in affiliated pooled vehicles, which could generate incentives to allocate assets in ways that benefit the adviser or its affiliates. These risks are addressed through information-barrier controls, the code of ethics policy, and restrictions on personal trading, all of which are designed to ensure that investment decisions remain aligned with client interests rather than the firm. NIMNA also participates in global research-sharing arrangements within an affiliated firm, which enhance investment capabilities but introduce risks related to timing of execution and access to non-public or confidential information. These are managed through a global restricted security list and coordinated trade-implementation processes intended to maintain fairness across clients.

In addition, as an asset manager overseeing many accounts with varying objectives, NIMNA may take investment actions for one client that differ from those taken for another. Conflicts may also arise when different client accounts hold different parts of an issuer’s capital structure, potentially creating opposing economic interests. NIMNA handles these situations on a case-by-case basis guided by its conflicts of interest policy, which outlines firmwide responsibilities for identifying, controlling, and monitoring conflicts. Across all of these areas, NIMNA’s policies and procedures are designed to treat clients equitably and ensure that no client or group of clients is systematically favored or disadvantaged.

144

New York Life Investment Management

Certain employees of the Manager, such as portfolio managers and other investment personnel, may be responsible for managing investments in the Portfolios as well as investments held by various other accounts, which may include separate accounts and unregistered investment companies. Consequently conflicts may arise between the interest of the Manager and/or Subadvisor in its investment management activities related to the Portfolios and potentially its interest in its investment management activities related to various other accounts it manages. Such conflicts principally arise with respect to the allocation of investment opportunities and performance-based compensation arrangements of the Portfolios and other managed accounts.

To address potential conflicts of interest between the clients and the Manager, New York Life Investment Management has developed Aggregation and Allocation Policies and Procedures (trading costs and investment opportunities) and a Code of Ethics (Personal Trading) to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Manager has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Portfolios and other accounts managed.

NYL Investors LLC

To address potential conflicts of interest between the clients and the Manager, NYL Investors has developed Allocation Procedures, Codes of Ethics and Policies and Procedures for Portfolio Management and Trades in Securities to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Manager and NYL Investors have adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Portfolios and other accounts managed.

PIMCO

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolios, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios. Investors should be aware that investments made by a Portfolio and the results achieved by a Portfolio at any given time are not, including for the same or similar instruments, expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a Portfolio. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different strategy or portfolio management team, the execution venue(s) used for a given strategy or Portfolio when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Portfolios or to accounts in which a Portfolio invests. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies, purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the investing account and/or PIMCO but detrimental to the underlying account. Such conflicts of interest could similarly in theory give rise to incentives for PIMCO to, among other things, vote proxies or purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the underlying account and/or PIMCO and that may or may not be detrimental to the investing account. For example, even if there is a fee waiver or reimbursement in place relating to a Portfolio's investment in an underlying account, or relating to an investing account's investment in a Portfolio, this will not necessarily eliminate all conflicts of interest, as PIMCO could nevertheless have a financial incentive to favor investments in PIMCO-affiliated funds and managers (for example, to increase the assets under management of PIMCO or a fund, product or line of business, or otherwise provide support to, certain funds, products or lines of business), which could also impact the manner in which certain transaction fees are set. Conversely, PIMCO’s duties to the Portfolios, as well as regulatory or other limitations applicable to the Portfolios, may affect the courses of action available to PIMCO-advised accounts (including certain Portfolios) that invest in the Portfolios in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. To the extent portfolio managers of a Portfolio or other PIMCO-sponsored account acting as investing account come into possession of MNPI regarding a Portfolio that is a current or potential underlying account in connection with their official duties (including potentially serving as portfolio manager of one or more such underlying accounts), portfolio managers of the Portfolio (or other PIMCO-sponsored account) acting as investing account may not base trading decisions for such investing accounts on MNPI relating to any Portfolio acting as underlying account.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Portfolios or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Portfolios or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Portfolios or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

145

Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of a Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.

Cross Trades. A potential conflict of interest may arise in instances where a Portfolio buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both the buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.

Selection of Service Providers. PIMCO, its affiliates and its employees may have relationships with service providers that recommend, or engage in transactions with or for, a Portfolio, and these relationships may influence PIMCO’s selection of these service providers for a Portfolio. Additionally, as a result of these relationships, service providers may have conflicts that create incentives for them to promote the Portfolio over other funds or financial products. In such circumstances, there is a conflict of interest between PIMCO and a Portfolio if the Portfolios determine not to engage or continue to engage these service providers.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, including Clients with similar names, investment objectives and policies, and/or portfolio management teams, but may not be available in sufficient quantities for all accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Portfolios or other accounts may result in the Portfolios not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and objectives fairly and equitably over time, taking into consideration relevant factors includingwithout limitation: the nature of the security or instrument and associated risk characteristics, applicable Client account investment restrictions and guidelines, including regulatory restrictions; Client account-specific investment objectives, restrictions and other Client instructions, as applicable; risk tolerances; amounts of available cash; the need to rebalance a Client account’s portfolio (e.g., due to investor contributions and redemptions); whether the allocation would result in a Client account receiving a de minimis amount or an amount below the established minimum quantity; regulatory requirements; the origin of the investment; the bases for an issuer’s allocation to PIMCO; the availability of certain trading platforms for a Client account; and other Client account-specific factors. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category, which may adversely affect a Client account. In addition, quantitative strategies and certain other Client account types will have access to certain trading platforms in PIMCO’s discretion that may result in priority of trade allocations over other Client accounts or more favorable execution. PIMCO seeks to allocate fixed income investments to Client accounts with the general purpose of maintaining consistent concentrations across similar accounts and achieving, as nearly as possible, portfolio characteristic parity among such accounts. Client accounts furthest from achieving portfolio characteristic parity typically receive priority in allocations. With respect to an order to buy or sell an equity security in the secondary market, PIMCO seeks to allocate the order across Client accounts with similar investment guidelines and investment styles fairly and equitably over time, taking into consideration the relevant factors discussed above.

Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Further, the respective risk tolerances of different types of Clients may change over time as market conditions change. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. PIMCO may also take into account the bases for an issuer’s allocation to PIMCO, for example, by giving priority allocations to Client accounts holding existing positions in the issuer’s debt if the issuer’s allocation to PIMCO is based on such holdings. PIMCO also may determine not to allocate to or purchase or sell for certain Clients all investments for which all Clients may be eligible. Legal,

146

contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including a Portfolio, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. Such inconsistent positions may arise with respect to quantitative/systematic strategies, for example, when the investment model establishes a short position, and one or more other Clients maintain a long position. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Although PIMCO generally does not actively trade or manage assets on its own behalf, from time to time, PIMCO or an affiliate may invest on its own behalf, as principal, for strategic or other reasons (a proprietary investment). This may occur, for example, when the investment is an equity interest (e.g., stock or warrants) made in connection with PIMCO’s use of a product or service supplied by the issuer. In connection with these proprietary investments, PIMCO may eventually hold common stock or other publicly traded equity and may ultimately dispose of or hedge its exposure, as principal, to such proprietary investment. Such proprietary investments may be suitable for, or alternatively competitive with, a Client. In either case, PIMCO is permitted to allocate such investments away from a Client to PIMCO.

These proprietary investments can ultimately result in conflicts with Clients that also invest (including debt and equity investments) in or transact with the issuer or with other companies which may be transacting with the issuer. In other cases, a Client may be prohibited from making or disposing of an investment in the proprietary investment, or a related instrument, even when it would be in the Client’s best interest to do so.

147

Although PIMCO will seek to mitigate and address such conflicts in a fair and reasonable manner, it may not be able to do so, and will have an incentive to favor PIMCO’s interests over the Client’s interests. PIMCO generally seeks to avoid committing to such investments if they would otherwise be suitable for and there is an investment interest on behalf of a Client; however, there is no guarantee that such measures will adequately mitigate the potential or actual conflicts, and PIMCO will have an incentive to favor its interests over a Client’s interests.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients). Moreover, restrictions imposed by or through third-party automated trading platforms could affect a Client’s ability to transact through, or the quality of execution achieved through, such platforms.

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases, PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may

148

participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in the Portfolios) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. Clients (and investors in the Portfolios) should also be aware that a Portfolio may experience losses associated with decisions or actions directly or indirectly attributable to PIMCO, and PIMCO may determine whether compensation to the Portfolio for such losses is appropriate in view of its standard of care. PIMCO will attempt to resolve such matters fairly subject to applicable PIMCO policies and procedures, and applicable laws, but even so, such matters may not be resolved in favor of Clients’ (and Portfolio investors’) interests and may in fact be resolved in a manner adverse to their interests. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Certain service providers to the Portfolios are expected to be owned by or otherwise related to or affiliated with a Client, and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide certain services to the Portfolios, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Portfolios. Fees paid to an unaffiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.

Performance Fees.

A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and such other accounts on a fair and equitable basis over time.

PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest. For more information regarding PIMCO’s actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO’s Form ADV, Part 2A.

PineStone

PineStone also manages other investment vehicles (the “Related Accounts”). The Related Accounts may invest in the same securities as the NYLIM VP PineStone International Equity Portfolio where PineStone is the subadvisor. As a result, the Related Accounts may compete with the Portfolio where PineStone is the subadvisor for appropriate investment opportunities. As a general matter, PineStone will consider participation by the Portfolio in all appropriate investment opportunities that are under consideration by PineStone for the Related Accounts. PineStone will evaluate for

149

the Portfolio and the Related Accounts a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Portfolio or the Related Accounts at a particular time. Because these considerations may differ for the Portfolio and the Related Accounts in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Portfolio where PineStone is the subadvisor and each of the Related Accounts will differ. PineStone will, however, attempt to allocate these investment opportunities in an equitable manner. In doing so, PineStone will take into account applicable laws and regulations, particularly those impacting registered investment companies, like the Portfolio and its affiliates, including its Related Accounts.

SBH

SBH has adopted policies and procedures that address potential conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Portfolio or other account, such as conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, may use brokerage commissions generated from securities transactions to obtain research and/or brokerage services from broker-dealers rather than paying for execution only, personal investing activities, structure of portfolio manager compensation, conflicting investment strategies and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, SBH believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the Portfolios and its other managed funds and accounts have been reasonably designed.

Schroders

Whenever a portfolio manager of the Portfolio manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Portfolio and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Portfolio may be seen itself to constitute a conflict with the interest of the Portfolio.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Portfolio. Securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Wellington

Individual investment professionals at Wellington manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts and hedge funds. Each Portfolio’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Portfolios. Portfolio Managers generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Portfolios. The Portfolio Managers make investment decisions for each account, including the relevant Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Portfolio.

A Portfolio Manager or other investment professionals at Wellington may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Portfolio, or make investment decisions that are similar to those made for the relevant Portfolio, both of which have the potential to adversely impact the relevant Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the relevant Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington receives for managing the Portfolios. The Portfolios' Portfolio Managers also manage accounts which pay performance allocations to Wellington or its affiliates. Because incentive payments paid by Wellington to the Portfolio Managers are tied to

150

revenues earned by Wellington and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs and compliance with the firm’s Code of Ethics and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington periodically review the performance of Wellington’s investment professionals. Although Wellington does not track the time an investment professional spends on a single account, Wellington does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Winslow Capital

Winslow Capital acknowledges its fiduciary duty to follow trading procedures that meet each client's investment objectives and guidelines. Winslow Capital will manage the Portfolio and all other institutional clients in the Large Cap Growth product essentially identically. Pursuant to Winslow Capital's "Trade Management Policy," the firm treats all clients fairly in the execution of orders and allocation of trades. Pursuant to Winslow Capital's "Trade Order Processing Policy," the firm processes trade orders for its clients in a consistent, controlled, transparent and accountable manner.

It is Winslow Capital's practice to aggregate multiple contemporaneous client purchase or sell orders into a block order for execution. If the aggregated order is not filled in its entirety, the partially filled order is allocated pro rata based on the original allocation. Clients' accounts for which orders are aggregated receive the average share price of such transaction. Any transaction costs incurred in the aggregated transaction will be shared pro rata based on each client's participation in the transaction.

Winslow Capital has also established and will maintain and enforce a Code of Ethics to set forth the standards of conduct expected of employees, to require compliance with the federal securities laws, and to uphold Winslow Capital's fiduciary duties. This Code of Ethics also addresses the personal securities trading activities of Access Persons in an effort to detect and prevent illegal or improper personal securities transactions.

Winslow Capital believes that it has addressed all potential conflicts of interest that may exist in connection with the investment manager's management of the investments of the Portfolio and the investments of the other accounts under its management.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Purchases and sales of securities on a securities exchange are effected by brokers, and the Portfolios pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the OTC markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain OTC securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. Because the NYLIM VP Asset Allocation Portfolios primarily invest all of their assets in shares of the Underlying Portfolios/Funds, they generally do not pay brokerage commissions and related costs with respect to their investments in Underlying Portfolios/Funds, but do indirectly bear a proportionate share of these costs incurred by the Underlying Funds in which they invest.

In effecting purchases and sales of portfolio securities for the account of a Portfolio, the Portfolio's Manager or Subadvisor will seek the best execution of the Portfolio's orders. The Board has adopted policies and procedures that govern the selection of broker/dealers to effect securities transactions on behalf of a Portfolio. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Portfolio's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Portfolio as part of the broker selection process for executing Portfolio transactions. Furthermore, neither the Portfolios nor the Manager may enter into agreements under which a Portfolio directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Portfolio shares.

Currently, New York Life Investment Management is affiliated with two broker/dealers, NYLIFE Securities LLC and NYLIFE Distributors LLC (each an "Affiliated Broker" and collectively, the "Affiliated Brokers"), neither of which have institutional capacity to underwrite securities that would be purchased by, or effect portfolio transactions for, the New York Life Investments Group of Funds.

As permitted by Section 28(e) of the Exchange Act, the Manager or a Subadvisor may, subject to the restrictions of Markets in Financial Instruments Directive (“MiFID II”) as described below, cause a Portfolio to pay a broker/dealer (except an Affiliated Broker) that provides brokerage

151

and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount other broker/dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Portfolio or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Under MiFID II, investment managers in the EU providing portfolio management services or investment advice on an independent basis will no longer be able to use soft dollars to pay for research as they must now unbundle payments for research from payments for trade execution to pay for research from brokers. As part of their portfolio management or independent investment advice activities, investment managers in the EU will be required to either pay for research out of their own profit or agree with clients to have research costs paid by clients through research payment accounts that are funded out of execution commissions or by a specific client research charge.

Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker/dealers (except an Affiliated Broker) who were selected to execute transactions on behalf of the Portfolio and the Manager's or the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker/dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisors for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisors' clients and not solely or necessarily for the benefit of the Portfolios. The Manager's or the Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions.

In certain instances there may be securities that are suitable for a Portfolio's portfolio as well as for that of another Portfolio or one or more of the other clients of the Manager or the Subadvisors. Investment decisions for a Portfolio and for the Manager's or the Subadvisors' other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Portfolio is concerned. The Manager and Subadvisors believe that over time the Portfolios' ability to participate in volume transactions will produce better executions for the Portfolios.

The Management fees paid by the Trust, on behalf of each Portfolio, to the Manager and the Subadvisory fees that the Manager pays on behalf of certain Portfolios to the Subadvisors will not be reduced as a consequence of the Manager's or the Subadvisors' receipt of brokerage and research services. To the extent a Portfolio's transactions are used to obtain such services, the brokerage commissions paid by the Portfolio will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisors in serving both the Portfolios and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisors in carrying out their obligations to the Portfolios.

The table below shows information on brokerage commissions paid by each of the Portfolios for the fiscal years ended December 31, 2025, December 31, 2024 and December 31, 2023.

152

	2025	2024	2023
NYLIM VP American Century Large Cap Equity Portfolio	$28,562	$30,542	$38,865
NYLIM VP Balanced Portfolio	48,461	56,887	51,947
NYLIM VP Bond Portfolio	18,195	17,567	19,288
NYLIM VP Candriam Emerging Markets Equity Portfolio	252,419	177,290	87,440
NYLIM VP CBRE Global Infrastructure Portfolio	22,569	34,326	16,608
NYLIM VP Conservative Allocation Portfolio	73,163	8,374	54,731
NYLIM VP Dimensional U.S. Equity Portfolio	10,857	128,877	121,589
NYLIM VP Epoch U.S. Equity Yield Portfolio	163,601	135,019	220,574
NYLIM VP Equity Allocation Portfolio	161,652	0	106,154
NYLIM VP Fidelity Institutional AM® Utilities Portfolio	495,595	614,751	502,556
NYLIM VP Floating Rate Portfolio	14	0	0
NYLIM VP Growth Allocation Portfolio	223,906	693	161,606
NYLIM VP Hedge Multi-Strategy Portfolio	168,457	176,894	274,946
NYLIM VP Income Builder Portfolio	141,710	148,797	170,833
NYLIM VP Janus Henderson Balanced Portfolio	118,891	109,468	86,901
NYLIM VP MacKay Convertible Portfolio	64,927	62,279	94,242
NYLIM VP MacKay High Yield Corporate Bond Portfolio	184	217	444
NYLIM VP MacKay Strategic Bond Portfolio	45,999	38,706	51,365
NYLIM VP MacKay U.S. Infrastructure Bond Portfolio	982	2,453	1,083

NYLIM VP MFS Investors Trust Portfolio	39,259	0	0
NYLIM VP MFS Research Portfolio	28,572	0	0
NYLIM VP Moderate Allocation Portfolio	139,611	8,878	95,428
NYLIM VP Natural Resources Portfolio	394,674	442,704	383,104

NYLIM VP Newton Technology Growth Portfolio	125,411	0	0
NYLIM VP PIMCO Real Return Portfolio	24,351	25,164	30,534
NYLIM VP PineStone International Equity Portfolio	87,293	99,509	980,355
NYLIM VP S&P 500 Index Portfolio	41,411	43,898	37,676
NYLIM VP Schroders Mid Cap Opportunities Portfolio	357,597	337,437	322,211
NYLIM VP Small Cap Growth Portfolio	234,952	220,358	171,266
NYLIM VP Wellington Growth Portfolio	59,510	88,268	95,995
NYLIM VP Wellington Small Cap Portfolio	277,413	285,417	313,138
NYLIM VP Winslow Large Cap Growth Portfolio	410,926	356,919	465,744

Material differences in the dollar amount of brokerage commissions paid by certain Portfolios over the last three fiscal years resulted from increases or decreases in the volume of trading activity. Certain Portfolios were reorganized or repositioned and as a result saw additional changes in brokerage commissions.

As of December 31, 2025, the following Portfolios held securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies:

153

FUND	BROKER/DEALER	MARKET VALUE
NYLIM VP American Century Large Cap Equity Portfolio	BofA Securities, Inc.	$5,717,910
	J.P. Morgan Securities LLC	6,154,725
	Morgan Stanley & Co. LLC	2,889,123

NYLIM VP Balanced Portfolio	BNP Paribas Securities Corp.	383,153
	BofA Securities, Inc.	2,405,700
	Citigroup Global Markets Inc.	799,611
	Goldman Sachs & Co. LLC	928,867
	J.P. Morgan Securities LLC	10,358,683
	Morgan Stanley & Co. LLC	4,838,163
	Wells Fargo Securities, LLC	1,033,544

NYLIM VP Bond Portfolio	BNP Paribas Securities Corp.	2,020,739
	Citigroup Global Markets Inc.	1,741,656
	Goldman Sachs & Co. LLC	4,080,434
	J.P. Morgan Securities LLC	9,215,090
	Morgan Stanley & Co. LLC	5,517,586
	Wells Fargo Securities, LLC	4,973,900

NYLIM VP Candriam Emerging Markets Equity Portfolio	ICICI Securities Limited	2,061,876

NYLIM VP Epoch U.S. Equity Yield Portfolio	BofA Securities, Inc.	20,533,535
	J.P. Morgan Securities LLC	20,600,169
	Wells Fargo Securities, LLC	13,459,851

NYLIM VP Income Builder Portfolio	Bank of Montreal	1,190,185
	Barclays Capital, Inc.	1,085,232
	BNP Paribas Securities Corp.	1,400,065
	BofA Securities, Inc.	6,172,433
	Citigroup Global Markets Inc.	2,456,975
	Goldman Sachs & Co. LLC	603,922
	J.P. Morgan Securities LLC	6,434,452
	Jefferies LLC	137,202
	Morgan Stanley & Co. LLC	2,672,308
	UBS Securities LLC	2,259,650

NYLIM VP Janus Henderson Balanced Portfolio	BofA Securities, Inc.	10,357,393
	Citigroup Global Markets Inc.	10,244,264
	Goldman Sachs & Co. LLC	18,413,577
	J.P. Morgan Securities LLC	33,098,606
	Morgan Stanley & Co. LLC	23,475,345
	Wells Fargo Securities, LLC	5,187,181

NYLIM VP MacKay Convertible Portfolio	Morgan Stanley & Co. LLC	10,000,000

NYLIM VP MacKay Strategic Bond Portfolio	Barclays Capital, Inc.	2,263,830
	BofA Securities, Inc.	1,104,555
	Citigroup Global Markets Inc.	1,780,625
	J.P. Morgan Securities LLC	2,586,643
	Morgan Stanley & Co. LLC	3,461,490

NYLIM VP PIMCO Real Return Portfolio	BNP Paribas Securities Corp.	431,655,065
	BofA Securities, Inc.	249,162
	Citigroup Global Markets Inc.	210,184
	Morgan Stanley & Co. LLC	62,010

154

FUND	BROKER/DEALER	MARKET VALUE

NYLIM VP S&P 500 Index Portfolio	BofA Securities, Inc.	36,219,920
	Citigroup Global Markets Inc.	20,466,492
	Goldman Sachs & Co. LLC	25,842,600
	J.P. Morgan Securities LLC	85,982,151

NYLIM VP U.S. Government Money Market Portfolio	Bank of Montreal	20,000,000
	BofA Securities, Inc.	115,000,000
	RBC Capital Markets, LLC	29,619,000
	Scotia Capital (USA) Inc.	25,000,000
	TD SECURITIES (USA) LLC	45,000,000

NYLIM VP Wellington Growth Portfolio	Goldman Sachs & Co. LLC	4,305,342

Except for the NYLIM VP Natural Resources Portfolio, no commission payments were made to Affiliated Brokers in the fiscal years ended December 31, 2025, December 31, 2024 or December 31, 2023. The NYLIM VP Natural Resources Portfolio paid $4,038, $14,450 and $12,884 during fiscal years ended December 31, 2025, December 31, 2024 or December 31, 2023, respectively.

A Portfolio's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having maturity at the date of purchase of one year or less.

The turnover rate for a Portfolio will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of an equity-oriented Portfolio, or other transactional expenses which must be borne, directly or indirectly, by the Portfolio and, ultimately, by the Portfolio's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Portfolio which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).

Because the Manager does not expect to reallocate the assets of the NYLIM VP Asset Allocation Portfolios among the Underlying Portfolios on a frequent basis, the portfolio turnover rate for those Portfolios is expected to be lower in comparison to most mutual funds. However, the NYLIM VP Asset Allocation Portfolios indirectly bear the expenses associated with the portfolio turnover of the Underlying Portfolios/Funds, a number of which have high (i.e., greater than 100%) portfolio turnover rates. Portfolio turnover rates for each Underlying Portfolio/Fund for which financial highlights are available are provided in the financial highlights section of the applicable prospectus.

NET ASSET VALUE

The Trust determines the NAV per share of each Portfolio on each day the New York Stock Exchange (the “NYSE") is open for regular trading. NAV per share is calculated as of the close of the NYSE (usually 4:00 pm Eastern time) for each class of shares of each Portfolio by dividing the current market value (amortized cost, in the case of the NYLIM VP U.S. Government Money Market Portfolio) of the total Portfolio assets attributable to a class, less liabilities attributable to that class, by the total number of shares of that class of the Portfolio that are issued and outstanding. With respect to any portion of a Portfolio's assets that are invested in one or more Underlying Portfolios/Funds, the Portfolio's NAV is calculated based upon the NAVs of those Underlying Portfolios/Funds.

The value of a Portfolio's other investments are generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. Subsequently, the value of securities of a New York Life Investments VP Portfolio may change on days when shareholders will not be able to purchase or redeem shares.

155

SECURITIES LENDING

Pursuant to an agreement between the New York Life Investments Group of Funds and JPMorgan, the Portfolios may lend their portfolio securities to certain qualified borrowers. As securities lending agent for the Portfolios, JPMorgan administers the Portfolios' securities lending program. The services provided to the Portfolios by JPMorgan with respect to the Portfolios' securities lending activities include, among other things: locating approved borrowers and arranging loans; collecting fees and rebates due to a Portfolio from a borrower; monitoring daily the value of the loaned securities and collateral and marking to market the daily value of securities on loan; collecting and maintaining necessary collateral; managing qualified dividends; negotiating loan terms; selecting securities to be loaned; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; and arranging for return of loaned securities to the Portfolios at loan termination; and pursuing contractual remedies on behalf of the lending Portfolio if a borrower defaults on a loan.

It is estimated that the following Portfolios earned income and incurred costs and expenses as a result of their securities lending activities and the receipt of related services:

156

SECURITIES LENDING	GROSS INCOME	REVENUE SPLIT	CASH COLLATERAL MANAGEMENT FEES	ADMINISTRATIVE FEES	INDEMNIFICATION FEES	REBATES PAID TO BORROWERS	OTHER FEES	TOTAL COST	NET INCOME
Funds with fiscal year end December 31
NYLIM VP American Century Large Cap Equity Portfolio	763	76	0	N/A	N/A	0	N/A	76	687
NYLIM VP Balanced Portfolio	39,755	4,236	0	N/A	N/A	0	N/A	4,236	35,519
NYLIM VP Bond Portfolio	4	0	0	N/A	N/A	0	N/A	0	4
NYLIM VP Candriam Emerging Markets Equity Portfolio	50,422	5,038	0	N/A	N/A	0	N/A	5,038	45,384
NYLIM VP CBRE Global Infrastructure Portfolio	5,187	514	0	N/A	N/A	0	N/A	514	4,673
NYLIM VP Dimensional U.S. Equity Portfolio	2,036	131	0	N/A	N/A	0	N/A	131	1,905
NYLIM VP Epoch U.S. Equity Yield Portfolio	13,389	1,378	0	N/A	N/A	0	N/A	1,378	12,011
NYLIM VP Fidelity Institutional AM® Utilities Portfolio	11,120	1,111	0	N/A	N/A	0	N/A	1,111	10,009
NYLIM VP Floating Rate Portfolio	0	0	0	N/A	N/A	0	N/A	0	0
NYLIM VP Hedge Multi-Strategy Portfolio	320,709	32,049	0	N/A	N/A	0	N/A	32,049	288,660
NYLIM VP Income Builder Portfolio	56,192	5,935	0	N/A	N/A	0	N/A	5,935	50,257
NYLIM VP Janus Henderson Balanced Portfolio	109,402	10,942	0	N/A	N/A	0	N/A	10,942	98,460
NYLIM VP MacKay Convertible Portfolio	170,737	17,097	0	N/A	N/A	0	N/A	17,097	153,640
NYLIM VP MacKay High Yield Corporate Bond Portfolio	0	0	0	N/A	N/A	0	N/A	0	0
NYLIM VP MacKay Strategic Bond Portfolio	80,703	8,056	0	N/A	N/A	0	N/A	8,056	72,647
NYLIM VP MacKay U.S. Infrastructure Bond Portfolio	0	0	0	N/A	N/A	0	N/A	0	0

NYLIM VP MFS Investors Trust Portfolio	780	78	0	N/A	N/A	0	N/A	78	702
NYLIM VP MFS Research Portfolio	394	39	0	N/A	N/A	0	N/A	39	355
NYLIM VP Natural Resources Portfolio	154,121	15,412	0	N/A	N/A	0	N/A	15,412	138,709

NYLIM VP Newton Technology Growth Portfolio	13,179	1,318	0	N/A	N/A	0	N/A	1,318	11,861
NYLIM VP PIMCO Real Return Portfolio	33	3	0	N/A	N/A	0	N/A	3	30
NYLIM VP PineStone International Equity Portfolio	6,925	605	0	N/A	N/A	0	N/A	605	6,320
NYLIM VP S&P 500 Index Portfolio	27,225	2,725	0	N/A	N/A	0	N/A	2,725	24,500
NYLIM VP Schroders Mid Cap Opportunities Portfolio	7,221	694	0	N/A	N/A	0	N/A	694	6,527
NYLIM VP Small Cap Growth Portfolio	83,561	8,367	0	N/A	N/A	0	N/A	8,367	75,194
NYLIM VP Wellington Growth Portfolio	18,093	1,810	0	N/A	N/A	0	N/A	1,810	16,283
NYLIM VP Wellington Small Cap Portfolio	110,634	11,084	0	N/A	N/A	0	N/A	11,084	99,550
NYLIM VP Winslow Large Cap Growth Portfolio	116	12	0	N/A	N/A	0	N/A	12	104

During the most recent fiscal year end, none of the other Portfolios covered in this SAI engaged in securities lending activities and, as a result, did not earn income or incur costs or expenses associated with such activities.

157

HOW PORTFOLIO SECURITIES ARE VALUED

Portfolio securities of the NYLIM VP U.S. Government Money Market Portfolio are valued at their amortized cost (in accordance with the Trust's Rule 2a-7 Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Trust would receive if it sold the instrument. During such periods, the yield to an investor in the Portfolio may differ somewhat than that obtained in a similar investment company that uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the NYLIM VP U.S. Government Money Market Portfolio may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by the NYLIM VP U.S. Government Money Market Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield if he or she purchased shares of the Portfolio on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

The Board has also established procedures designed to stabilize, to the extent reasonably possible, the NYLIM VP U.S. Government Money Market Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the NYLIM VP U.S. Government Money Market Portfolio by the Board, at such intervals as they deem appropriate, to determine whether the Portfolio’s NAV calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

The extent of deviation between the NYLIM VP U.S. Government Money Market Portfolio's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Board. If such deviation exceeds one-half of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a NAV per share by using available market quotations or equivalents. In addition, in an effort to stabilize the NAV per share at $1.00, the Board has the authority to, among other things, (1) reduce or increase the number of shares outstanding on a pro rata basis (such as through a reverse stock split), and (2) to offset each shareholder's pro rata portion of the deviation between the NAV per share and $1.00 from the shareholder's accrued dividend account or from future dividends. In each case, measures taken by the Board in an effort to stabilize the NAV per share at $1.00 are subject to applicable law and the provisions of the New York Life Investments Group of Funds’ organizational documents.

The Board designated the Manager as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to the Manager the responsibility for making fair value determinations with respect to the Portfolios' portfolio securities. Under the general oversight of the Board, the Manager, with the assistance of the Subadvisors, will monitor the valuations used by each Portfolio, the adequacy and the reliability of the sources used to obtain prices and the application of the procedures.

The Portfolios' valuation procedures permit the Portfolios to use a variety of valuation methodologies in connection with valuing the Portfolios' investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. Neither the description of the Portfolios' valuation procedures in the Prospectuses and the shareholder reports, nor the following information is intended to reflect an exhaustive list of the methodologies a Portfolio may use to value its investments. The methodologies summarized in the Prospectuses, the shareholder reports and below may not represent the specific means by which a Portfolio's investments are valued on any particular business day.

Portfolio securities of each of the other Portfolios are valued:

1. By appraising common and preferred stocks that are traded on the NYSE or other exchanges and the National Market System ("NMS") at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price as provided by a recognized pricing agent selected by a Portfolio's Manager or Subadvisor. (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be "fair valued" in accordance with fair valuation policies established by the Board);

2. By appraising OTC common and preferred stocks quoted on the NASDAQ system (but not listed on the NMS) at the NASDAQ Official Closing Price supplied through such system;

3. By appraising OTC and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Portfolio's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

158

4. By appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker/dealer, selected by the Manager, in consultation with a Portfolio's Subadvisor, if any, if those prices are deemed by a Portfolio's Manager or Subadvisor to be representative of market values at the close of the New York Stock Exchange;

5. By appraising short-term debt securities with a remaining maturity of 60 days or less using the amortized cost method of valuation when the amortized cost value is determined to approximate fair value established using market-based and issuer-specific factors;

6. By appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

7. By appraising OTC options at the price obtained from the appropriate option pricing model on Bloomberg or other comparable service as established by the Manager;

8. By appraising forward foreign currency exchange contracts held by the Portfolios at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations;

9. By appraising swaps at a price provided daily by an independent pricing source or if an independent pricing source is not available, they will be valued by the Manager using market-based prices provided by independent pricing sources or broker-dealer bid quotations. Centrally cleared swaps will be valued using prices determined by the relevant exchange, if applicable;

10. Securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board; and

11. Investments in mutual funds are valued at their NAV at the close of business each day.

If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Portfolios reserve the right to treat such day as a business day and accept purchase and redemption orders until, and calculate a NAV as of, the normally scheduled close of regular trading on NYSE for that day, so long as New York Life Investment Management believes there remains an adequate market to meet purchase and redemption orders for that day. A Portfolio reserves the right to close, and therefore not accept purchase and redemption orders or calculate a NAV for that day, if the primary trading markets of the Portfolio’s portfolio instruments are closed (such as additional holidays on which such markets are closed) and the Portfolio’s management believes that there is not an adequate market to meet purchase or redemption requests on such day. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, a Portfolio reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until and calculate a NAV as of such earlier closing time.

Floating rate loans, in which the NYLIM VP Floating Rate Portfolio primarily invests, are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an OTC secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Because there is less reliable, objective market value data available, elements of judgment may play a greater role in valuation of loans than for other types of securities. Typically floating rate loans (and other debt obligations, such as collateralized debt obligations and collateralized loan obligations) are valued using information provided by an independent third party pricing agent.

With respect to prices supplied by a pricing agent, these prices are generally based on, among other things, as applicable, benchmark yields, observed transactions, bids, offers, quotations from dealers and electronic trading platforms, the new issue market, credit, interest rate and liquidity conditions, spreads and other observations for the specific security and comparable securities. Prior to utilizing a new pricing agent that provides prices for portfolio securities, the Manager will review the valuation methodologies, assumptions, inputs and tools employed by the pricing agent to determine their evaluated prices. On an ongoing basis, the Manager, with the assistance of the Subadvisors, reviews the process used by each pricing agent, including the pricing agent’s valuation methodologies, assumptions, inputs and tools employed by the pricing agent to determine their evaluated prices, the frequency of updating its prices, the controls at the pricing agent to ensure that its procedures are followed, and the documentation setting forth any matrix pricing or other analytical processes used to derive prices. In situations where a pricing agent cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, such security is fair valued by the Manager in accordance with policies established by the Board.

Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be fair valued at the mean between the closing bid price and asked price. For financial accounting purposes, the Portfolio recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Portfolio is informed on or after the ex-dividend date.

A significant event occurring after the close of trading but before the calculation of the Portfolio’s NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange generally will not be reflected in a Portfolio's calculation of its NAV. The Manager, with the assistance of the Subadvisor, if any, will continuously monitor for significant events that may call into question the reliability of

159

market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Portfolio's NAV should be made because intervening events have caused the Portfolio's NAV to be materially inaccurate, the Manager will determine the fair value of the security in accordance with fair valuation procedures established by the Board.

The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be maintained on the books of account, and will be charged with the liabilities in respect to such Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Portfolios will be allocated in proportion to the NAVs of the respective Portfolios except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

PURCHASE AND REDEMPTION OF SHARES

The Portfolios generally offer their shares to NYLIAC for allocation to NYLIAC's Separate Accounts. However, shares of each Portfolio may also be offered to the NYLIM VP Asset Allocation Portfolios and other variable insurance funds. Each NYLIM VP Asset Allocation Portfolio is structured as a "fund of funds" which means that it pursues its investment goal by investing its assets in Initial Class shares of a combination of the Portfolios. Shares of the Portfolios are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by participating insurance companies.

The Separate Accounts are used to fund multi-funded retirement annuity policies and variable life insurance policies issued by NYLIAC. Shares of the Portfolios may be sold to NYLIAC Separate Accounts funding both variable annuity contracts and variable universal life insurance policies and may be sold to affiliated life insurance companies of NYLIAC, including New York Life. The Trust currently does not foresee any disadvantages to owners arising from offering the Trust's shares to Separate Accounts funding both variable universal life insurance policies and variable annuity contracts. Due, however, to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts participating in the Trust might at some time be in conflict. However, the Board and insurance companies whose separate accounts invest in the Portfolio are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable universal life policy owners. The Board will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investment in the Portfolio. This might force the Portfolio to sell securities at disadvantageous prices. The Portfolios do not presently intend to offer their shares directly to the public.

The Trust is required to redeem all full and fractional shares of the Trust for cash. The redemption price is the NAV per share next determined after the receipt of proper notice of redemption.

The right to redeem shares or to receive payment with respect to any redemption may be suspended only for any period during which trading on the NYSE is restricted as determined by the SEC or when such exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the SEC, which makes disposal of a Portfolio's securities or determination of the NAV of each Portfolio not reasonably practicable, and for any other periods as the SEC may by order permit for the protection of shareholders of each Portfolio.

Under current rules governing money market funds, the NYLIM VP U.S. Government Money Market Portfolio may suspend redemptions pursuant to Rule 2a-7 under the 1940 Act (as described in the Prospectus) and as part of a liquidation of the Portfolio. The Portfolio may suspend redemptions if (i) (a) the Portfolio (at the end of a business day) has invested less than ten percent of its total assets in “weekly liquid assets” or (b) the Portfolio’s price per share, as computed for the purpose of distribution, redemption and repurchase (rounded to the nearest one percent), has deviated from the stable price established by the Board or the Board, including a majority of the Independent Trustees, determines that such a deviation is likely to occur and (ii) the Board, including a majority of the Independent Trustees, irrevocably has approved the liquidation of the Portfolio. The Portfolio must first notify the SEC of a suspension of redemptions in connection with its liquidation.

Investment decisions for each Portfolio are made independently from those of the other Portfolios and investment companies advised by the respective Manager or Subadvisor. However, if such other Portfolios or investment companies are prepared to invest in, or desire to dispose of, securities of the type in which the Portfolio invests at the same time as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

Certain of the Portfolios have entered into a committed line of credit with JPMorgan Chase Bank, N.A. as agent, and various other lenders from whom a Portfolio may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Portfolios experience unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. None of the Portfolios intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

160

The Board has determined that, as a “government money market fund,” the NYLIM VP U.S. Government Money Market Portfolio is not subject to liquidity fees and/or redemption gates on redemptions. The Board has reserved its ability to change this determination with respect to liquidity fees and/or redemption gates, but such change would become effective only after shareholders were provided with specific advance notice of the change.

TAX INFORMATION

Special tax rules apply to life insurance companies as well as variable life and variable annuity contracts. Please refer to the prospectus for the applicable insurance policy or consult your tax advisor for any further information concerning federal income tax matters with respect to the Portfolios. The discussion herein is based upon provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal, state, local and foreign tax aspects of an investment in a Portfolio.

Each Portfolio of the Trust is treated as a separate entity for federal income tax purposes, and has either elected or intends to elect to qualify as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code. If each Portfolio qualifies as a “regulated investment company” and complies with the appropriate provisions of the Internal Revenue Code, each Portfolio generally will be relieved of federal income tax on the amounts distributed.

To qualify for treatment as a regulated investment company, a Portfolio generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies (i.e., the “Gross Income Test”); (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio’s total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or in two or more issuers that the Portfolio controls and that are engaged in the same or similar trades or businesses or related trades or businesses, or in certain publicly traded partnerships (i.e. “the Diversification Test”); and (c) distribute dividends in each taxable year of an amount at least equal to 90% of the sum of its investment company taxable income and its net tax-exempt interest income, determined without regard to any deduction for dividends paid.

If a Portfolio does not meet all of these Internal Revenue Code requirements, it will be subject to tax as an ordinary corporation and its distributions (to the extent of available earnings and profits) to shareholders generally will be characterized as ordinary dividend income (except to the extent a shareholder is exempt from tax) to the extent of the Portfolio’s current and accumulated earnings and profits.

Generally, in order to avoid the imposition of a 4% non-deductible excise tax, each Portfolio must distribute to its shareholders during the calendar year:

• 98% of the Portfolio’s ordinary income taking into account certain deferrals and elections for the calendar year;

• 98.2% of the Portfolio’s capital gain net income (all capital gains, both long-term and short-term, minus all such capital losses), adjusted for certain ordinary losses, all computed as if the Portfolio were on a taxable year ending October 31 of the year in question and beginning the previous November 1; and

• any undistributed ordinary income or capital gain net income for any prior year on which the Portfolio did not incur corporate income tax in such prior year.

The excise tax generally is inapplicable to any regulated investment company whose shareholders are solely either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although the Portfolios generally are not subject to the excise tax, to the extent any Portfolio is subject to the excise tax, the intention is to make distributions required to avoid the imposition of such a tax.

Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Internal Revenue Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on a Portfolio by the 1940 Act and Subchapter M of the Internal Revenue Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) of the Internal Revenue Code and the regulations treat the assets of a Portfolio as assets of the related separate account, the Portfolios intend to comply with the guidelines. These regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. Section 817(h) of the Internal Revenue Code provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M of the Internal Revenue Code are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S.

161

government securities and securities of other regulated investment companies. Failure by a Portfolio to either qualify as a regulated investment company or satisfy these diversification requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the IRS based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Portfolio to qualify as a regulated investment company would also subject a Portfolio to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders. Moreover, if a Portfolio failed to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if we had been liquidated) if such Portfolio qualifies as a regulated investment company in a subsequent year.

A Portfolio that receives dividend income from U.S. sources will annually report certain amounts of its dividends paid as eligible for the dividends received deduction, and a Portfolio incurring foreign taxes may be eligible to elect to pass-through allowable foreign tax credits. The benefits, which may be potentially material, of these reports and elections will inure only to the insurance company that issued the variable contract and will not be shared with the contract holders.

The diversification requirements relating to the qualification of a Portfolio as a regulated investment company may limit the extent to which a Portfolio will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Portfolio were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Portfolio's ability to qualify as a regulated investment company might be affected. If a Portfolio fails to satisfy either the Gross Income Test or the Diversification Test in any taxable year, the Portfolio may be eligible for relief under certain provisions of the Internal Revenue Code if the failure is due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each such failure. In addition, relief may be available to a Portfolio under the Internal Revenue Code for certain de minimis failures of the Diversification Test where the Portfolio corrects the failure within a specified period of time. If a Portfolio fails to qualify as a regulated investment company in any taxable year and if the relief provisions are not available, the Portfolio would be subject to an entity-level federal income tax at regular rates on its taxable income, without any deduction that would otherwise be available for dividends distributed to shareholders.

The Treasury Department may issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

In the event that rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that a Portfolio will not have to change its investment objective or investment policies. A Portfolio's investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

The discussion of “Taxes” in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Internal Revenue Code and U.S. Treasury regulations now in effect as currently interpreted by the courts and the IRS. The Internal Revenue Code and these regulations, as well as the current interpretations thereof, may be changed at any time, sometimes with retroactive effect.

Federal Income Tax Capital Loss Carryforwards

Net capital losses incurred by a Portfolio in a taxable year may be carried forward for an unlimited period to the extent permitted by the Internal Revenue Code and applicable tax regulations, and will retain the character as a short- or long-term capital loss. Accordingly, generally, no capital gains distribution is expected to be paid to an affected Portfolio’s shareholders until net gains have been realized in excess of such amounts. The Portfolios cannot carry back or carry forward any net operating losses. As of December 31, 2025, the following Portfolios had capital loss carryforwards approximating the amount indicated for federal income tax purposes:

PORTFOLIO	AVAILABLE THROUGH	SHORT-TERM CAPITAL LOSS AMOUNTS (000’s)	LONG-TERM CAPITAL LOSS AMOUNTS (000’s)
NYLIM VP Bond Portfolio	Unlimited	51,362	85,226
NYLIM VP Candriam Emerging Markets Equity Portfolio	Unlimited	2,011	0
NYLIM VP CBRE Global Infrastructure Portfolio	Unlimited	32,917	690
NYLIM VP Conservative Allocation Portfolio	Unlimited	0	13,465
NYLIM VP Floating Rate Portfolio	Unlimited	8,065	82,287
NYLIM VP Hedge Multi-Strategy Portfolio	Unlimited	47,813	11,819
NYLIM VP MacKay High Yield Corporate Bond Portfolio	Unlimited	23,982	190,503
NYLIM VP MacKay Strategic Bond Portfolio	Unlimited	0	48,793
NYLIM VP MacKay U.S. Infrastructure Bond Portfolio	Unlimited	51	37,602

162

PORTFOLIO	AVAILABLE THROUGH	SHORT-TERM CAPITAL LOSS AMOUNTS (000’s)	LONG-TERM CAPITAL LOSS AMOUNTS (000’s)
NYLIM VP MFS Investors Trust Portfolio	Unlimited	5,504	0
NYLIM VP MFS Research Portfolio	Unlimited	4,334	0
NYLIM VP Natural Resources Portfolio	Unlimited	7,842	0
NYLIM VP PIMCO Real Return Portfolio	Unlimited	3,618	20,854
NYLIM VP PineStone International Equity Portfolio	Unlimited	53,891	43,871
NYLIM VP Schroders Mid Cap Opportunities Portfolio	Unlimited	0	14,975
NYLIM VP U.S. Government Money Market Portfolio	Unlimited	3	0
NYLIM VP Wellington Small Cap Portfolio	Unlimited	15,271	0

The following Portfolios utilized capital loss carryforwards during the taxable year ended December 31, 2025:

NYLIM VP Bond Portfolio	$ 523,694
NYLIM VP Candriam Emerging Markets Equity Portfolio	40,465,198
NYLIM VP CBRE Global Infrastructure Portfolio	2,348,279
NYLIM VP Conservative Allocation Portfolio	15,772,305
NYLIM VP Equity Allocation Portfolio	2,455,109
NYLIM VP Hedge Multi-Strategy Portfolio	5,047,351
NYLIM VP Income Builder Portfolio	16,013,564
NYLIM VP MacKay Convertible Portfolio	12,807,472
NYLIM VP MacKay Strategic Bond Portfolio	4,969,064
NYLIM VP MacKay U.S. Infrastructure Bond Portfolio	1,560,950
NYLIM VP Moderate Allocation Portfolio	21,287,918
NYLIM VP Natural Resources Portfolio	4,203,030
NYLIM VP PIMCO Real Return Portfolio	590,638
NYLIM VP PineStone International Equity Portfolio	1,902,295
NYLIM VP Schroders Mid Cap Opportunities Portfolio	21,055,413
NYLIM VP U,S Government Money Market Portfolio	1,333
NYLIM VP Wellington Small Cap Portfolio	19,678,849
OTHER INFORMATION

The Trust is an open-end management investment company (or mutual fund) formed as a Delaware statutory trust on February 1, 2011. The Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided by the Board into any number of portfolios or classes of shares, subject to the requirements of the 1940 Act. When issued, shares of the Trust are fully paid, non-assessable, redeemable, and freely transferrable, subject to any limitations set forth in the Prospectus and this SAI.

Each issued and outstanding share in a class of a Portfolio is entitled to participate equally in dividends and distributions declared by the Trust with respect to such Portfolio and class. Shares of each class of a Portfolio will have a pro rata interest in the assets of the Portfolio to which the shares of that class relate and will have no interest in the assets of any other Portfolio. If any assets, liabilities, revenue or expenses are not clearly allocable to a particular Portfolio or to a particular class of shares of a Portfolio (such as fees for Independent Trustees or extraordinary legal fees), they will be allocated to each class on the basis of relative net assets or otherwise as determined by the Board. In the unlikely event that any Portfolio incurs liabilities in excess of its assets, the other Portfolios could be held liable for such excess.

Shares entitle their holders to one vote per share; however, separate votes will be taken by each Portfolio or class on matters affecting an individual Portfolio or a particular class of shares issued by a Portfolio. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

The Board has decided not to hold routine annual shareholders' meetings. Special shareholders' meetings will be called whenever one or more of the following is required to be acted on by shareholders pursuant to the 1940 Act: (i) election of Trustees; (ii) approval of investment advisory agreement; or (iii) ratification of selection of independent accountants. Not holding routine annual meetings results in Policy Owners having a lesser role in governing the business of the Trust.

NYLIAC, the NYLIM VP Asset Allocation Portfolios, other variable insurance funds and other variable annuity and variable life insurance policies issued by participating insurance companies are the legal owners of the shares and as such have the right to vote to elect the Board of the Trust, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent of current applicable law, NYLIAC and the NYLIM VP Asset

163

Allocation Portfolios will vote the shares of the Trust at special meetings of the shareholders of the Trust in accordance with instructions received from Owners of Policies that are publicly offered. The current prospectuses for the Policies more fully describe voting rights of these Owners.

The following organizational changes have occurred since January 1, 2019:

• Effective April 30, 2019, MainStay VP Epoch U.S. Small Cap Portfolio merged into MainStay VP MacKay Small Cap Core Portfolio;

• Effective February 28, 2020, MainStay VP Cushing Renaissance Advantage Portfolio changed its name to MainStay VP CBRE Global Infrastructure Portfolio;

• Effective May 1, 2020, the MainStay VP Eagle Small Cap Growth Portfolio changed its name to MainStay VP Small Cap Growth Portfolio;

• Effective May 1, 2020, the MainStay VP Large Cap Growth Portfolio changed its name to MainStay VP Winslow Large Cap Growth Portfolio;

• Effective May 1, 2021, the MainStay VP Emerging Markets Equity Portfolio changed its name to MainStay VP Candriam Emerging Markets Equity Portfolio;

• Effective May 1, 2021, the MainStay VP Growth Allocation Portfolio changed its name to MainStay VP Equity Allocation Portfolio;

• Effective May 1, 2021, the MainStay VP MacKay Common Stock Portfolio changed its name to MainStay VP Wellington U.S. Equity Portfolio;

• Effective May 1, 2021, the MainStay VP MacKay Growth Portfolio changed its name to MainStay VP Wellington Growth Portfolio;

• Effective May 1, 2021, the MainStay VP MacKay Mid Cap Core Portfolio changed its name to MainStay VP Wellington Mid Cap Portfolio;

• Effective May 1, 2021, the MainStay VP MacKay Small Cap Core Portfolio changed its name to MainStay VP Wellington Small Cap Portfolio;

• Effective May 1, 2021, the MainStay VP MacKay Unconstrained Bond Portfolio changed its name to MainStay VP MacKay Strategic Bond Portfolio;

• Effective May 1, 2021, the MainStay VP Mellon Natural Resources Portfolio changed its name to MainStay VP Natural Resources Portfolio;

• Effective May 1, 2021, the MainStay VP Moderate Growth Allocation Portfolio changed its name to MainStay VP Growth Allocation Portfolio;

• Effective May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio changed its name to MainStay VP American Century Sustainable Equity Portfolio;

• Effective May 1, 2022, the MainStay VP MacKay S&P 500 Index Portfolio changed its name to MainStay VP S&P 500 Index Portfolio;

• Effective August 28, 2023, the MainStay VP MacKay International Equity Portfolio changed its name to MainStay VP PineStone International Equity Portfolio;

• Effective May 1, 2024, the MainStay VP MacKay Government Portfolio changed its name to MainStay VP MacKay U.S. Infrastructure Bond Portfolio;

• Effective May 1, 2024, the MainStay VP IQ Hedge Multi-Strategy Portfolio changed its name to MainStay VP Hedge Multi-Strategy Portfolio;

• Effective August 12, 2024, the name of the Trust changed from MainStay VP Funds Trust to New York Life Investments VP Funds Trust;

• Effective August 12, 2024, the names of all of the Portfolios of the Trust have changed as follows:

Former Portfolio Name	New Portfolio Name

MainStay VP American Century Sustainable Equity Portfolio	NYLI VP American Century Sustainable Equity Portfolio
MainStay VP Balanced Portfolio	NYLI VP Balanced Portfolio
MainStay VP Bond Portfolio	NYLI VP Bond Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio	NYLI VP Candriam Emerging Markets Equity Portfolio
MainStay VP CBRE Global Infrastructure Portfolio	NYLI VP CBRE Global Infrastructure Portfolio
MainStay VP Conservative Allocation Portfolio	NYLI VP Conservative Allocation Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio	NYLI VP Epoch U.S. Equity Yield Portfolio
MainStay VP Equity Allocation Portfolio	NYLI VP Equity Allocation Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio	NYLI VP Fidelity Institutional AM® Utilities Portfolio
MainStay VP Floating Rate Portfolio	NYLI VP Floating Rate Portfolio
MainStay VP Growth Allocation Portfolio	NYLI VP Growth Allocation Portfolio
MainStay VP Income Builder Portfolio	NYLI VP Income Builder Portfolio
MainStay VP Hedge Multi-Strategy Portfolio	NYLI VP Hedge Multi-Strategy Portfolio
MainStay VP Janus Henderson Balanced Portfolio	NYLI VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio	NYLI VP MacKay Convertible Portfolio
MainStay VP MacKay U.S. Infrastructure Bond Portfolio	NYLI VP MacKay U.S. Infrastructure Bond Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio	NYLI VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio	NYLI VP MacKay Strategic Bond Portfolio
MainStay VP Moderate Allocation Portfolio	NYLI VP Moderate Allocation Portfolio
MainStay VP Natural Resources Portfolio	NYLI VP Natural Resources Portfolio

164

MainStay VP PIMCO Real Return Portfolio	NYLI VP PIMCO Real Return Portfolio
MainStay VP PineStone International Equity Portfolio	NYLI VP PineStone International Equity Portfolio
MainStay VP S&P 500 Index Portfolio	NYLI VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio	NYLI VP Small Cap Growth Portfolio
MainStay VP U.S. Government Money Market Portfolio	NYLI VP U.S. Government Money Market Portfolio
MainStay VP Wellington Growth Portfolio	NYLI VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio	NYLI VP Schroders Mid Cap Opportunities Portfolio
MainStay VP Wellington Small Cap Portfolio	NYLI VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio	NYLI VP Dimensional U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio	NYLI VP Winslow Large Cap Growth Portfolio

• The NYLI VP Indexed Bond Portfolio was liquidated on October 14, 2024; and

• The NYLI VP MFS® Investors Trust Portfolio, NYLI VP MFS® Research Portfolio, and NYLI VP Newton Technology Growth Portfolio commenced operations on February 10, 2025.

• Effective May 1, 2026, the names of all of the Portfolios of the Trust have changed as follows:

Former Portfolio Name	New Portfolio Name

NYLI VP American Century Sustainable Equity Portfolio	NYLIM VP American Century Large Cap Equity Portfolio
NYLI VP Balanced Portfolio	NYLIM VP Balanced Portfolio
NYLI VP Bond Portfolio	NYLIM VP Bond Portfolio
NYLI VP Candriam Emerging Markets Equity Portfolio	NYLIM VP Candriam Emerging Markets Equity Portfolio
NYLI VP CBRE Global Infrastructure Portfolio	NYLIM VP CBRE Global Infrastructure Portfolio
NYLI VP Conservative Allocation Portfolio	NYLIM VP Conservative Allocation Portfolio
NYLI VP Dimensional U.S. Equity Portfolio	NYLIM VP Dimensional U.S. Equity Portfolio
NYLI VP Epoch U.S. Equity Yield Portfolio	NYLIM VP Epoch U.S. Equity Yield Portfolio
NYLI VP Equity Allocation Portfolio	NYLIM VP Equity Allocation Portfolio
NYLI VP Fidelity Institutional AM® Utilities Portfolio	NYLIM VP Fidelity Institutional AM® Utilities Portfolio
NYLI VP Floating Rate Portfolio	NYLIM VP Floating Rate Portfolio
NYLI VP Growth Allocation Portfolio	NYLIM VP Growth Allocation Portfolio
NYLI VP Hedge Multi-Strategy Portfolio	NYLIM VP Hedge Multi-Strategy Portfolio
NYLI VP Income Builder Portfolio	NYLIM VP Income Builder Portfolio
NYLI VP Janus Henderson Balanced Portfolio	NYLIM VP Janus Henderson Balanced Portfolio
NYLI VP MacKay Convertible Portfolio	NYLIM VP MacKay Convertible Portfolio
NYLI VP MacKay High Yield Corporate Bond Portfolio	NYLIM VP MacKay High Yield Corporate Bond Portfolio
NYLI VP MacKay Strategic Bond Portfolio	NYLIM VP MacKay Strategic Bond Portfolio
NYLI VP MacKay U.S. Infrastructure Bond Portfolio	NYLIM VP MacKay U.S. Infrastructure Bond Portfolio
NYLI VP MFS® Investors Trust Portfolio	NYLIM VP MFS® Investors Trust Portfolio
NYLI VP MFS® Research Portfolio	NYLIM VP MFS® Research Portfolio
NYLI VP Moderate Allocation Portfolio	NYLIM VP Moderate Allocation Portfolio
NYLI VP Natural Resources Portfolio	NYLIM VP Natural Resources Portfolio
NYLI VP Newton Technology Growth Portfolio	NYLIM VP Newton Technology Growth Portfolio
NYLI VP PIMCO Real Return Portfolio	NYLIM VP PIMCO Real Return Portfolio
NYLI VP PineStone International Equity Portfolio	NYLIM VP PineStone International Equity Portfolio
NYLI VP Schroders Mid Cap Opportunities Portfolio	NYLIM VP Schroders Mid Cap Opportunities Portfolio
NYLI VP S&P 500 Index Portfolio	NYLIM VP S&P 500 Index Portfolio
NYLI VP Small Cap Growth Portfolio	NYLIM VP Small Cap Growth Portfolio
NYLI VP U.S. Government Money Market Portfolio	NYLIM VP U.S. Government Money Market Portfolio
NYLI VP Wellington Growth Portfolio	NYLIM VP Wellington Growth Portfolio
NYLI VP Wellington Small Cap Portfolio	NYLIM VP Wellington Small Cap Portfolio
NYLI VP Winslow Large Cap Growth Portfolio	NYLIM VP Winslow Large Cap Growth Portfolio

Special Considerations for the NYLIM VP S&P 500 Index Portfolio. "Standard & Poor's," "S&P 500®," "S&P®," “S&P,” "Standard & Poor's 500®" and "S&P 500® Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by an affiliate of New York Life Investment Management, the Portfolio's Manager. S&P does not sponsor, endorse, sell or promote the Portfolio or represent the advisability of investing in the Portfolio.

The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Portfolio, or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly, or the ability of

165

the S&P 500® Index, to track general stock market performance. S&P's only relationship to New York Life Investment Management is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index which are determined, composed and calculated by S&P without regard to New York Life Investment Management or the Portfolio. S&P has no obligation to take the needs of New York Life Investment Management or the shareholders of the Portfolio into consideration in determining, composing or calculating the S&P 500® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio, or in the determination or calculation of the equation by which the Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by New York Life Investment Management, the shareholders of the Portfolio, or any other person or entity from the use of any S&P® Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The inclusion of a security in an index in no way implies an opinion by S&P as to the attractiveness of that security as an investment.

Special Considerations for the NYLIM VP Hedge Multi-Strategy Portfolio

New York Life Investment Management does not guarantee the accuracy and/or the completeness of the Hedge Multi-Strategy Index (“Underlying Index”) or any data included therein and New York Life Investment Management shall have no liability for any errors, omissions, or interruptions, or therein. New York Life Investment Management makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the shares of the Portfolio, or any other person or entity from the use of the Underlying Index or any data included therein. New York Life Investment Management makes no express or implied warranties, and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall New York Life Investment Management have any liability for any lost profits or indirect, punitive, special or consequential damages (including loss profits), even if notified of the possibility of such damages.

Shareholder and Trustee Liability

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Declaration of Trust further provides that no shareholder of the Trust shall be personally liable for the obligations of the Trust or of any series or class thereof except by reason of his or her own acts or conduct. The Declaration of Trust also provides for indemnification out of the assets of the applicable series of the Trust of any shareholder or former shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust also provides that the Trust may, at its option, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon, except with respect to any claim that has been settled by the shareholder without prior written notice to, and consent of, the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Declaration of Trust states further that no Trustee or officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or its shareholders for any act, omission or obligation of the Trust or any Trustee or officer of the Trust. The Declaration of Trust further provides that a Trustee or officer of the Trust shall not be personally liable for any act or omission or any conduct whatsoever in his capacity as Trustee or officer, provided that this does not include liability to the Trust or its shareholders to which the Trustee or officer would otherwise be subject by reason of such Trustee's or officer's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or officer.

Registration Statements

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Transfer Agent

NYLIM Service Company, an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for the Service Class and Service 2 Class shares of NYLIM VP MacKay Convertible Portfolio and Initial Class and Service Class shares of NYLIM VP Floating Rate Portfolio. NYLIM Service Company has its principal office and place of business at 30 Hudson Street, Jersey City, New Jersey 07302. Pursuant to its Transfer Agency and Service Agreement with the Trust dated April 11, 2016, NYLIM Service Company provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts.

NYLIM Service Company has entered into a Sub-Transfer Agency and Service Agreement with SS&C GIDS, Inc. (“SS&C”) located at 1055 Broadway St., Kansas City, Missouri 64105 and pays to SS&C fees and expenses for performing certain transfer agency and shareholder recordkeeping services. In connection with providing these services, SS&C deposits cash received in connection with mutual fund transactions in demand deposit

166

accounts with JPMorgan and retains the interest earnings generated from these accounts. SS&C will perform certain of the services for which NYLIM Service Company is responsible.

In addition, the Trust or NYLIM Service Company or an affiliate may contract with other service organizations, including affiliates of NYLIM Service Company and broker/dealers and other financial institutions, to compensate them for providing sub-transfer agency and other administrative services with respect to beneficial owners of Initial Class, Service Class and Service 2 Class shares held through omnibus accounts.

Sub-Administrator

JPMorgan, 383 Madison Avenue, New York, New York 10179, provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with New York Life Investment Management. These services include calculating daily NAVs of the Portfolios, maintaining general ledger and subledger accounts for the calculation of the Portfolios' respective NAVs, and assisting New York Life Investment Management in conducting various aspects of the Portfolios' administrative operations. For providing these services to the Portfolios, JPMorgan is compensated by New York Life Investment Management.

Custodian

JPMorgan, 383 Madison Avenue, New York, New York 10179, is custodian of cash and securities of the Trust and has subcustodial agreements for holding the Trust's foreign assets. For providing these services, JPMorgan is compensated by the Portfolios.

Legal Counsel

Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, 1900 K Street, NW, Washington, District of Columbia 20006.

Independent Registered Public Accounting Firm

PwC has been selected as the independent registered public accounting firm of the Trust. PwC is responsible for auditing the annual financial statements of the Portfolios. The financial statements of the Portfolios included in the Trust's December 31, 2025 Annual Report, which are incorporated by reference in this SAI, have been incorporated in reliance on the report of PwC, the independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Management Ownership

As of March 31, 2026, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of shares of each of the Portfolios of the Trust.

Principal Shareholders and Control Persons

As of March 31, 2026, the following persons owned of record or beneficially 5% or more of the Initial Class, Service Class and Service 2 Class shares of the following Portfolios. Any entity that owned 25% or more of the outstanding shares of a Portfolio may be presumed to "control" the Portfolio, as that term is defined in the 1940 Act. A shareholder who controls a Portfolio may be able to determine the outcome of a proposal submitted to the shareholders for approval, including changes to a Portfolio’s fundamental policies or the terms of the management agreement with the Manager or subadvisor.

Initial Class Shares

NAME OF PORTFOLIO	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT I	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT II	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT III	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT IV	NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT I
NYLIM VP American Century Large Cap Equity Portfolio			16.97%		45.93%
NYLIM VP Balanced Portfolio					100.00%
NYLIM VP Bond Portfolio			7.74%		13.13%
NYLIM VP Candriam Emerging Markets Equity Portfolio					26.73%
NYLIM VP CBRE Global Infrastructure Portfolio					100.00%
NYLIM VP Conservative Allocation Portfolio					100.00%
NYLIM VP Dimensional U.S. Equity Portfolio			9.23%		22.72%
NYLIM VP Epoch U.S. Equity Yield Portfolio			15.45%		31.77%
NYLIM VP Equity Allocation Portfolio					100.00%
NYLIM VP Fidelity Institutional AM® Utilities Portfolio					49.31%

167

NAME OF PORTFOLIO	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT I	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT II	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT III	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT IV	NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT I
NYLIM VP Floating Rate Portfolio					9.34%
NYLIM VP Growth Allocation Portfolio					100.00%
NYLIM VP Hedge Multi Strategy Portfolio					98.00%
NYLIM VP Income Builder Portfolio	11.07%	16.75%	24.08%		47.95%
NYLIM VP Janus Henderson Balanced Portfolio		7.89%	31.78%		52.12%
NYLIM VP MacKay Convertible Portfolio			12.31%		24.24%
NYLIM VP MacKay High Yield Corporate Bond Portfolio			11.48%		25.38%
NYLIM VP MacKay Strategic Bond Portfolio					100.00%
NYLIM VP MacKay U.S. Infrastructure Bond Portfolio			15.03%		15.34%
NYLIM VP MFS Investors Trust Portfolio					11.03%
NYLIM VP MFS Research Portfolio			5.90%		6.09%
NYLIM VP Moderate Allocation Portfolio					100.00%
NYLIM VP Natural Resources Portfolio			32.60%	46.53%	15.87%
NYLIM VP Newton Technology Growth Portfolio			6.00%		29.35%
NYLIM VP PIMCO Real Return Portfolio					12.92%
NYLIM VP PineStone International Equity Portfolio			5.27%		28.62%
NYLIM VP S&P 500 Index Portfolio			8.61%		48.14%
NYLIM VP Schroders Mid Cap Opportunities Portfolio			9.24%		38.63%
NYLIM VP Small Cap Growth Portfolio			10.70%	6.18%	23.50%
NYLIM VP U.S. Government Money Market Portfolio			20.45%	48.54%	7.21%
NYLIM VP Wellington Growth Portfolio	5.89%	10.11%	13.04%		49.16%
NYLIM VP Wellington Small Cap Portfolio			7.69%		30.24%
NYLIM VP Winslow Large Cap Growth Portfolio			10.52%		35.45%

Initial Class Shares (Continued)

NAME OF PORTFOLIO	NYLIAC CSVUL SEPARATE ACCOUNT I	NYLIAC MFA SEPARATE ACCOUNT I	NYLIAC MFA SEPARATE ACCOUNT II	NYLIAC VLI SEPARATE ACCOUNT	NYLIAC CPPVUL SEPARATE ACCOUNT II
NYLIM VP Bond Portfolio	11.17%				6.00%
NYLIM VP Dimensional U.S. Equity Portfolio		8.98%		7.81%
NYLIM VP Fidelity Institutional AM® Utilities Portfolio					47.90%
NYLIM VP Floating Rate Portfolio	52.94%				16.38%
NYLIM VP MacKay Convertible Portfolio	59.13%
NYLIM VP MacKay High Yield Corporate Bond Portfolio	44.83%
NYLIM VP PineStone International Equity Portfolio	12.23%
NYLIM VP S&P 500 Index Portfolio	33.47%
NYLIM VP Schroders Mid Cap Opportunities Portfolio	13.28%
NYLIM VP Small Cap Growth Portfolio					5.21%
NYLIM VP U.S. Government Money Market Portfolio	6.65%				15.81%

168

Initial Class Shares (Continued)

NAME OF PORTFOLIO	LEGG MASON/QS CONSERVATIVE MODEL PORTFOLIO	LEGG MASON/QS MODERATELY CONSERVATIVE MODEL PORTFOLIO	LEGG MASON/QS MODERATE MODEL PORTFOLIO	LEGG MASON/QS MODERATELY AGGRESSIVE MODEL PORTFOLIO	LEGG MASON/QS AGGRESSIVE MODEL PORTFOLIO
NYLIM VP Bond Portfolio	6.86%	11.13%	21.18%
NYLIM VP Dimensional U.S. Equity Portfolio			6.89%	13.25%	11.24%
NYLIM VP Epoch U.S. Equity Yield Portfolio			5.38%	13.62%	7.15%
NYLIM VP MFS Investors Trust Portfolio			13.05%	23.79%	17.34%
NYLIM VP MFS Research Portfolio			13.98%	21.25%	11.61%
NYLIM VP Newton Technology Growth Portfolio			15.22%	26.98%	19.38%
NYLIM VP PIMCO Real Return Portfolio	8.32%	16.21%	41.13%
NYLIM VP PineStone International Equity Portfolio			9.58%	14.55%	12.72%
NYLIM VP Small Cap Growth Portfolio				10.87%	7.13%
NYLIM VP Winslow Large Cap Growth Portfolio			6.28%	15.91%	7.65%

Initial Class Shares (Continued)

NAME OF PORTFOLIO	NYLIM VP CONSERVATIVE ALLOCATION PORTFOLIO	NYLIM VP MODERATE ALLOCATION PORTFOLIO	NYLIM VP GROWTH ALLOCATION PORTFOLIO	NYLIM VP EQUITY ALLOCATION PORTFOLIO
NYLIM VP American Century Large Cap Equity Portfolio		5.70%	12.02%	10.90%
NYLIM VP Bond Portfolio	5.64%	6.38%
NYLIM VP Candriam Emerging Markets Equity Portfolio		11.45%	24.19%	24.66%
NYLIM VP Epoch U.S. Equity Yield Portfolio			7.01%	6.05%
NYLIM VP Floating Rate Portfolio		5.99%	8.93%
NYLIM VP MacKay U.S. Infrastructure Bond Portfolio	25.82%	29.25%
NYLIM VP MFS Investors Trust Portfolio		5.81%	9.80%	8.98%
NYLIM VP MFS Research Portfolio		7.96%	13.33%	12.52%
NYLIM VP PIMCO Real Return Portfolio		7.09%	10.57%
NYLIM VP PineStone International Equity Portfolio			5.65%	5.59%
NYLIM VP Schroders Mid Cap Opportunities Portfolio		5.84%	14.01%	13.11%
NYLIM VP Small Cap Growth Portfolio			11.04%	11.64%
NYLIM VP Wellington Growth Portfolio			6.67%	6.16%
NYLIM VP Wellington Small Cap Portfolio		7.58%	23.62%	24.11%
NYLIM VP Winslow Large Cap Growth Portfolio			5.01%

Service Class Shares

NAME OF PORTFOLIO	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT I	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT III	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT IV
NYLIM VP American Century Large Cap Equity Portfolio		41.17%	58.83%
NYLIM VP Balanced Portfolio		38.10%	60.20%
NYLIM VP Bond Portfolio		27.35%	72.65%
NYLIM VP Candriam Emerging Markets Equity Portfolio		40.59%	59.41%
NYLIM VP CBRE Global Infrastructure Portfolio		36.46%	62.72%
NYLIM VP Conserv Allocation Portfolio		43.35%	54.89%
NYLIM VP Dimensional U.S. Equity Portfolio		32.26%	67.74%
NYLIM VP Epoch U.S. Equity Yield Portfolio		42.92%	57.08%
NYLIM VP Equity Allocation Portfolio		21.16%	77.96%
NYLIM VP Fidelity Institutional AM® Utilities Portfolio		39.01%	58.50%
NYLIM VP Floating Rate Portfolio		38.58%	60.37%
NYLIM VP Growth Allocation Portfolio		26.32%	72.33%
NYLIM VP Hedge Multi Strategy Portfolio		19.78%	79.99%

169

NAME OF PORTFOLIO	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT I	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT III	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT IV
NYLIM VP Income Builder Portfolio		43.24%	56.76%
NYLIM VP Janus Henderson Balanced Portfolio		49.40%	50.60%
NYLIM VP MacKay Convertible Portfolio		36.17%	61.90%
NYLIM VP MacKay High Yield Corporate Bond Portfolio		31.58%	68.42%
NYLIM VP MacKay Strategic Bond Portfolio		24.59%	75.02%
NYLIM VP MacKay U.S. Infrastructure Bond Portfolio		32.31%	67.69%
NYLIM VP MFS Investors Trust Portfolio		20.56%	79.44%
NYLIM VP MFS Research Portfolio		22.53%	77.47%
NYLIM VP Moderate Allocation Portfolio		38.42%	59.42%
NYLIM VP Newton Technology Growth Portfolio		27.97%	72.03%
NYLIM VP PIMCO Real Return Portfolio		27.06%	72.52%
NYLIM VP PineStone International Equity Portfolio		31.42%	68.58%
NYLIM VP S&P 500 Index Portfolio		40.87%	59.13%
NYLIM VP Schroders Mid Cap Opportunities Portfolio		32.99%	67.01%
NYLIM VP Small Cap Growth Portfolio		34.30%	65.04%
NYLIM VP Wellington Growth Portfolio		51.39%	48.61%
NYLIM VP Wellington Small Cap Portfolio		34.35%	65.65%
NYLIM VP Winslow Large Cap Growth Portfolio		29.02%	70.98%

Service 2 Class Shares

NAME OF PORTFOLIO	NATIONWIDE LIFE INSURANCE COMPANY
NYLIM VP MacKay Convertible Portfolio	100.0%

170

PART C. OTHER INFORMATION

ITEM 28. EXHIBITS

a. Declaration of Trust

1. Amended and Restated Declaration of Trust, dated as of August 12, 2024 – Previously filed with Post-Effective Amendment No. 155 as Exhibit (a)(1) on December 17, 2024*

b. By-Laws

1. Amended and Restated By-Laws dated as of August 12, 2024 – Previously filed with Post-Effective Amendment No. 155 as Exhibit (b)(1) on December 17, 2024*

c. Instruments Defining Rights of Security Holders

1. See the Declaration of Trust and the By-Laws (see above)

d. Investment Advisory Contracts

1. Amended and Restated Management Agreement dated May 1, 2015 between the Registrant and New York Life Investment Management LLC – Previously filed with Post-Effective Amendment No. 80 as Exhibit (d)(1) on May 1, 2015*

a. Amendment dated January 15, 2016 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (d)(1)(a) on May 2, 2016*

b. Amendment dated May 1, 2016 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (d)(1)(b) on May 2, 2016*

c. Amendment dated July 29, 2016 – Previously filed with Post-Effective Amendment No. 96 as Exhibit (d)(1)(c) on August 10, 2017*

d. Amendment dated March 13, 2017 – Previously filed with Post-Effective Amendment No. 96 as Exhibit (d)(1)(d) on August 10, 2017*

e. Amendment dated August 4, 2017 – Previously filed with Post-Effective Amendment No. 96 as Exhibit (d)(1)(e) on August 10, 2017*

f. Amendment dated May 1, 2018 – Previously filed with Post-Effective Amendment No. 101 as Exhibit (d)(1)(f) on September 10, 2018*

g. Amendment dated September 10, 2018 – Previously filed with Post-Effective Amendment No. 101 as Exhibit (d)(1)(g) on September 10, 2018*

h. Amendment dated October 1, 2018 – Previously filed with Post-Effective Amendment No. 103 as Exhibit (d)(1)(h) on November 30, 2018*

i. Amendment dated November 30, 2018 – Previously filed with Post-Effective Amendment No. 103 as Exhibit (d)(1)(i) on November 30, 2018*

j. Amendment dated May 1, 2019 - Previously filed with Post-Effective Amendment No. 110 as Exhibit (d)(1)(j) on September 4, 2019*

k. Amendment dated February 28, 2020 – Previously filed with Post-Effective Amendment No. 111 as Exhibit (d)(1)(k) on February 19, 2020*

l. Amendment dated May 1, 2020 – Previously filed with Post-Effective Amendment No. 113 as Exhibit (d)(1) on April 16, 2020*

m. Amendment dated May 1, 2021 – Previously filed with Post-Effective Amendment No. 127 as Exhibit (d)(1)(m) on April 23, 2021*

n. Amendment dated May 1, 2022 – Previously filed with Post-Effective Amendment No. 145 as Exhibit (d)(1)(n) on April 18, 2022*

o. Amendment dated May 1, 2023 – Previously filed with Post-Effective Amendment No. 150 as Exhibit (d)(1)(o) on April 14, 2023*

p. Amendment dated August 28, 2023 – Previously filed with Post-Effective Amendment No. 151 as Exhibit (d)(1)(p) on October 25, 2023*

q. Amendment dated May 1, 2024 – Previously filed with Post-Effective Amendment No. 153 as Exhibit (d)(1)(q) on April 19, 2024*

r. Amendment dated August 12, 2024 – Previously filed with Post-Effective Amendment No. 155 as Exhibit (d)(1)(r) on December 17, 2024*

s. Amendment dated October 14, 2024 – Previously filed with Post-Effective Amendment No. 155 as Exhibit (d)(1)(s) on December 17, 2024*

t. Amendment dated December 18, 2024 – Previously filed with Post-Effective Amendment No. 155 as Exhibit (d)(1)(t) on December 17, 2024*

u. Amendment dated May 1, 2026 – Filed herewith

2. Subadvisory Agreement between New York Life Investment Management LLC and Epoch Investment Partners, Inc. dated March 31, 2017 – Previously filed as Exhibit (d)(2) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

a. Amendment dated May 8, 2017 – Previously filed as Exhibit (d)(2) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

b. Amendment dated February 28, 2019 – Previously filed with Post-Effective Amendment 107 as Exhibit (d)(2)(b) on April 18, 2019*

c. Amendment dated April 1, 2019 – Previously filed with Post-Effective Amendment No. 107 as Exhibit (d)(2)(c) on April 18, 2019*

d. Amendment dated May 1, 2019 - Previously filed with Post-Effective Amendment No. 110 as Exhibit (d)(2)(d) on September 4, 2019*

e. Amendment dated April 26, 2021 – Previously filed with Post-Effective Amendment No. 127 as Exhibit (d)(2)(e) on April 23, 2021*

f. Amendment dated May 1, 2026 – Filed herewith

3. Subadvisory Agreement dated January 1, 2018 between New York Life Investment Management LLC and MacKay Shields LLC –Previously filed with Post-Effective Amendment No. 97 as Exhibit (d)(3) on April 13, 2018*

a. Amendment dated February 28, 2018 – Previously filed with Post-Effective Amendment No. 97 as Exhibit (d)(3)(a) on April 13, 2018*

b. Amendment dated May 1, 2018 – Previously filed with Post-Effective Amendment No. 101 as Exhibit (d)(3)(b) on September 10, 2018*

c. Amendment dated May 22, 2018 – Previously filed with Post-Effective Amendment No. 101 as Exhibit (d)(3)(c) on September 10, 2018*

d. Amendment dated November 30, 2018 – Previously filed with Post-Effective Amendment No. 103 as Exhibit (d)(3)(d) on November 30, 2018*

e. Amendment dated February 28, 2019 – Previously filed with Post-Effective Amendment No. 107 as Exhibit (d)(3)(e) on April 18, 2019*

f. Amendment dated April 1, 2019 – Previously filed with Post-Effective Amendment No. 107 as Exhibit (d)(3)(f) on April 18, 2019*

g. Amendment dated May 1, 2019 – Previously filed with Post-Effective Amendment No. 110 as Exhibit (d)(3)(g) on September 4, 2019*

h. Amendment dated June 21, 2019 - Previously filed with Post-Effective Amendment No. 110 as Exhibit (d)(3)(h) on September 4, 2019*

i. Amendment dated June 28, 2019 - Previously filed with Post-Effective Amendment No. 110 as Exhibit (d)(3)(i) on September 4, 2019*

j. Amendment dated February 26, 2020 – Previously filed with Post-Effective Amendment No. 113 as Exhibit (d)(3)(j) on April 16, 2020*

k. Amendment dated February 28, 2020 – Previously filed with Post-Effective Amendment No. 113 as Exhibit (d)(3)(k) on April 16, 2020*

l. Amendment dated August 31, 2020 – Previously filed with Post-Effective Amendment No. 127 as Exhibit (d)(3)(l) on April 23, 2021*

m. Amendment dated February 28, 2021 – Previously filed with Post-Effective Amendment No. 127 as Exhibit (d)(3)(m) on April 23, 2021*

n. Amendment dated March 5, 2021 – Previously filed with Post-Effective Amendment No. 127 as Exhibit (d)(3)(n) on April 23, 2021*

o. Amendment dated April 26, 2021 – Previously filed with Post-Effective Amendment No. 127 as Exhibit (d)(3)(o) on April 23, 2021*

p. Amendment dated May 1, 2021 – Previously filed with Post-Effective Amendment No. 127 as Exhibit (d)(3)(p) on April 23, 2021*

q. Amendment dated August 28, 2021 – Previously filed with Post-Effective Amendment No. 135 as Exhibit (d)(3)(q) on November 4, 2021*

r. Amendment dated November 30, 2021 – Previously filed with Post-Effective Amendment No. 155 as Exhibit (d)(3)(r) on December 17, 2024*

s. Amendment dated February 28, 2022 – Previously filed with Post-Effective Amendment No. 155 as Exhibit (d)(3)(s) on December 17, 2024*

t. Amendment dated May 1, 2022 – Previously filed with Post-Effective Amendment No. 145 as Exhibit (d)(3)(r) on April 18, 2022*

u. Amendment dated August 28, 2023 – Previously filed with Post-Effective Amendment No. 151 as Exhibit (d)(3)(s) on October 25, 2023*

v. Amendment dated September 8, 2023 – Previously filed with Post-Effective Amendment No. 151 as Exhibit (d)(3)(t) on October 25, 2023*

w. Amendment dated February 28, 2024 – Previously filed with Post-Effective Amendment No. 153 as Exhibit (d)(3)(u) on April 19, 2024*

x. Amendment dated May 1, 2024 – Previously filed with Post-Effective Amendment No. 153 as Exhibit (d)(3)(v) on April 19, 2024*

y. Amendment dated May 27, 2024 – Previously filed with Post-Effective Amendment No. 155 as Exhibit (d)(3)(y) on December 17, 2024*

z. Amendment dated February 28, 2025 – Previously filed with Post-Effective Amendment No. 158 as Exhibit (d)(3)(z) on April 16, 2025

aa. Amendment dated February 28, 2025 – Previously filed with Post-Effective Amendment No. 158 as Exhibit (d)(3)(aa) on April 16, 2025

bb. Amendment dated February 28, 2026 – Filed herewith

cc. Amendment dated May 1, 2026 – Filed herewith

4. Subadvisory Agreement dated October 1, 2014 between New York Life Investment Management LLC and Winslow Capital Management LLC – Previously filed with Post-Effective Amendment No. 96 as Exhibit (d)(6) on August 10, 2017*

a. Amendment dated February 28, 2016 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (d)(6)(b) on May 2, 2016*

b. Amendment dated May 1, 2020 – Previously filed with Post-Effective Amendment No. 127 as Exhibit (d)(4)(b) on April 23, 2021*

5. Subadvisory Agreement dated May 30, 2017 between New York Life Investment Management LLC and Janus Capital Management LLC – Previously filed with Post-Effective Amendment No. 96 as Exhibit (d)(8) on August 10, 2017*

6. Amended and Restated Subadvisory Agreement between New York Life Investment Management LLC and Newton Investment Management North America, LLC dated March 1, 2023– Previously filed with Post-Effective Amendment No. 151 as Exhibit (d)(6) on October 25, 2023*

a. Amendment dated December 18, 2024 – Previously filed with Post-Effective Amendment No. 155 as Exhibit (d)(6)(a) on December 17, 2024*

7. Subadvisory Agreement dated February 3, 2012 between New York Life Investment Management LLC and Pacific Investment Management Company LLC – Previously filed with Post-Effective Amendment No. 66 as Exhibit (d)(12) on April 11, 2012*

8. Subadvisory Agreement dated November 30, 2018 between New York Life Investment Management LLC and FIAM LLC – Previously filed with Post-Effective Amendment No. 103 as Exhibit (d)(10) on November 30, 2018*

9. Amended and Restated Subadvisory Agreement between New York Life Investment Management LLC and Candriam dated November 28, 2025 – Filed herewith

10. Subadvisory Agreement dated May 1, 2014 between New York Life Investment Management LLC and NYL Investors LLC –Previously filed with Post-Effective Amendment No. 80 as Exhibit (d)(17) on May 1, 2015*

a. Amendment dated May 1, 2015 – Previously filed with Post-Effective Amendment No. 89 as Exhibit (d)(16)(a) on September 12, 2016*

b. Amendment dated May 1, 2017 – Previously filed with Post-Effective Amendment No. 96 as Exhibit (d)(16)(b) on August 10, 2017*

c. Amendment dated May 1, 2021 – Previously filed with Post-Effective Amendment No. 135 as Exhibit (d)(11)(c) on November 4, 2021*

d. Amendment dated October 14, 2024 – Previously filed with Post-Effective Amendment No. 155 as Exhibit (d)(10)(d) on December 17, 2024*

11. Subadvisory Agreement dated February 28, 2020 between New York Life Investment Management LLC and CBRE Clarion Securities LLC - Previously filed with Post-Effective Amendment No. 111 as Exhibit (d)(15) on February 19, 2020*

a. Amendment dated May 1, 2023 – Previously filed with Post-Effective Amendment No. 150 as Exhibit (d)(12)(a) on April 14, 2023*

12. Subadvisory Agreement dated May 1, 2020 between New York Life Investment Management LLC and Brown Advisory LLC – Previously filed with Post-Effective Amendment No. 127 as Exhibit (d)(14) on April 23, 2021*

13. Subadvisory Agreement dated March 5, 2021 between New York Life Investment Management LLC and Wellington Management Company LLP - Previously filed with Post-Effective Amendment No. 127 as Exhibit (d)(16) on April 23, 2021*

a. Amendment dated May 1, 2023 – Previously filed with Post-Effective Amendment No. 150 as Exhibit (d)(14)(a) on April 14, 2023*

b. Amendment dated August 12, 2024 – Previously filed with Post-Effective Amendment No. 155 as Exhibit (d)(13)(b) on December 17, 2024*

14. Subadvisory Agreement dated August 12, 2025 between New York Life Investment Management LLC and Segall Bryant & Hamill LLC – Filed herewith

15. Subadvisory Agreement dated May 1, 2022 between New York Life Investment Management LLC and American Century Investment Management, Inc. – Previously filed with Post-Effective Amendment No. 145 as Exhibit (d)(16) on April 18, 2022*

a. Amendment dated May 1, 2026 – Filed herewith

16. Subadvisory Agreement between New York Life Investment Management LLC and PineStone Asset Management Inc. dated July 24, 2023 – Previously filed with Post-Effective Amendment No. 151 as Exhibit (d)(18) on October 25, 2023*

17. Subadvisory Agreement between New York Life Investment Management LLC and Dimensional Fund Advisors LP dated August 12, 2024 – Previously filed with Post-Effective Amendment No. 155 as Exhibit (d)(17) on December 17, 2024*

18. Subadvisory Agreement between New York Life Investment Management LLC and Schroder Investment Management North America Inc. dated August 12, 2024 – Previously filed with Post-Effective Amendment No. 155 as Exhibit (d)(18) on December 17, 2024*

19. Subadvisory Agreement between New York Life Investment Management LLC and Massachusetts Financial Services Company dated December 18, 2024 – Previously filed with Post-Effective Amendment No. 155 as Exhibit (d)(19) on December 17, 2024*

e. Underwriting Contracts

1. Amended and Restated Distribution and Service Agreement dated May 1, 2016 (Service and Service 2) – Previously filed with Post-Effective Amendment No. 88 as Exhibit (e)(1) on May 2, 2016*

f. Not Applicable

g. Custodian Agreements

1. Global Custody Agreement with JPMorgan Chase Bank, National Association dated June 22, 2020 – Previously filed with Post-Effective Amendment No. 127 as Exhibit (g)(1) on April 23, 2021*

a. Amendment dated May 1, 2021 – Previously filed with Post-Effective Amendment No. 135 as Exhibit (g)(1)(a) on November 4, 2021*

b. Amendment dated September 9, 2021 – Previously filed with Post-Effective Amendment No. 135 as Exhibit (g)(1)(b) on November 4, 2021*

c. Amendment dated March 30, 2023 – Previously filed with Post-Effective Amendment No. 151 as Exhibit (g)(1)(c) on October 25, 2023*

d. Amendment dated May 16, 2023 – Previously filed with Post-Effective Amendment No. 151 as Exhibit (g)(1)(d) on October 25, 2023*

e. Amendment dated January 3, 2024 – Previously filed with Post-Effective Amendment No. 153 as Exhibit (g)(1)(e) on April 19, 2024*

f. Amendment dated April 9, 2024 – Previously filed with Post-Effective Amendment No. 155 as Exhibit (g)(1)(f) on December 17, 2024*

g. Amendment dated July 5, 2024 – Previously filed with Post-Effective Amendment No. 155 as Exhibit (g)(1)(g) on December 17, 2024*

h. Amendment dated September 5, 2024 – Previously filed with Post-Effective Amendment No. 155 as Exhibit (g)(1)(h) on December 17, 2024*

i. Amendment dated December 18, 2024 – Previously filed with Post-Effective Amendment No. 156 as Exhibit (g)(1)(i) on January 17, 2025*

h. Other Material Contracts

1. Amended and Restated Fund Participation Agreement between and among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc. and New York Life Investment Management LLC dated June 30, 2010 – Previously filed with Post-Effective Amendment No. 56 as Exhibit (h)(1) on April 29, 2011*

a. Assignment and Amendment dated April 29, 2011 – Previously filed with Post-Effective Amendment No. 56 as Exhibit (h)(1)(a) on April 29, 2011*

b. Addendum dated February 17, 2012 – Previously filed with Post-Effective Amendment No. 66 as Exhibit (h)(1)(b) on April 11, 2012*

c. Amendment dated January 15, 2016 – Previously filed with Post-Effective Amendment No. 89 as Exhibit (h)(1)(c) on September 12, 2016*

d. Amendment dated May 1, 2016 – Previously filed with Post-Effective Amendment No. 89 as Exhibit (h)(1)(d) on September 12, 2016*

2. Form of Stock License Agreement relating to the use of the New York Life name and service marks – Previously filed as Exhibit (h) (2) to Post-Effective Amendment No. 28 as Exhibit (h)(2) filed on April 14, 2000*

3. Master Administration Agreement between MainStay VP Series Fund, Inc. and New York Life Insurance and Annuity Corporation – Previously filed with Post-Effective Amendment No. 30 as Exhibit (h)(3) filed on April 13, 2001*

a. Form of Substitution Agreement substituting NYLIM for NYLIAC – Previously filed with Post-Effective Amendment No. 30 as Exhibit (h)(3)(a) filed on April 13, 2001*

b. Administration Agreement Supplements – Previously filed with Post-Effective Amendment No. 41 as Exhibit (h)(4) filed on April 5, 2005*

4. Amended and Restated Expense Limitation Agreement dated May 1, 2026 – Filed herewith

5. Notice of Contractual Fee Waiver dated May 1, 2015 (Janus and Eagle) – Previously filed with Post-Effective Amendment No. 80 as Exhibit (h)(5) on May 1, 2015*

6. Notice of Contractual Fee Waiver dated May 1, 2020 (Large Cap Growth) – Previously filed with Post-Effective Amendment No. 150 as Exhibit (h)(6) filed on April 14, 2023*

7. Notice of Contractual Fee Waiver dated May 1, 2026 (Income Builder and High Yield Corporate Bond) – Filed herewith

8. Amended and Restated Transfer Agency and Service Agreement with NYLIM Service Company LLC dated October 1, 2008 –Previously filed as Exhibit (h)(1)(a) with Pre-Effective Amendment No. 2 to MainStay Funds Trust’s Registration Statement on October 30, 2009.*

a. Amendment dated April 11, 2016 to the Amended and Restated Transfer Agency Agreement dated October 1, 2008 –Previously filed with Post-Effective Amendment No. 88 as Exhibit (h)(7)(a) on May 2, 2016*

b. Amendment dated June 30, 2016 – Previously filed as Exhibit (h)(1)(a)(xi) to Post-Effective Amendment No. 100 to MainStay Funds Trust’s Registration Statement on September 12, 2016*

c. Amendment dated March 13, 2017 – Previously filed as Exhibit (h)(1)(a)(xii) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

d. Amendment dated April 11, 2017 – Previously filed as Exhibit (h)(1)(a)(xiii) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

e. Amendment dated May 8, 2017 – Previously filed as Exhibit (h)(1)(a)(xiv) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

f. Amendment dated November 15, 2017 – Previously filed with Post-Effective Amendment No. 101 as Exhibit (h)(7)(f) on September 10, 2018*

g. Amendment dated February 28, 2018 – Previously filed with Post-Effective Amendment No. 101 as Exhibit (h)(7)(g) on September 10, 2018*

h. Amendment dated May 22, 2018 – Previously filed with Post-Effective Amendment No. 101 as Exhibit (h)(7)(h) on September 10, 2018*

i. Amendment dated July 2, 2018 – Previously filed with Post-Effective Amendment No. 101 as Exhibit (h)(7)(i) on September 10, 2018*

j. Amendment dated November 30, 2018 – Previously filed with Post-Effective Amendment No. 103 as Exhibit (h)(7)(j) on November 30, 2018*

k. Amendment dated February 28, 2019 – Previously filed with Post-Effective Amendment No. 107 as exhibit (h)(7)(k) on April 18, 2019*

l. Amendment dated April 1, 2019 – Previously filed with Post-Effective Amendment No. 107 as Exhibit (h)(7)(l) on April 18, 2019*

m. Amendment dated June 14, 2019 – Previously filed with Post-Effective Amendment No. 110 as Exhibit (h)(7)(m) on September 4, 2019*

n. Amendment dated November 1, 2019 - Previously filed with Post-Effective Amendment No. 111 as Exhibit (h)(7)(n) on February 19, 2020*

o. Amendment dated February 26, 2020 – Previously filed with Post-Effective Amendment No. 113 as Exhibit (h)(7)(o) on April 16, 2020*

p. Amendment dated May 1, 2020 – Previously filed with Post-Effective Amendment No. 113 as Exhibit (h)(7)(p) on April 16, 2020*

q. Amendment dated June 30, 2020 – Previously filed with Post-Effective Amendment No. 135 as Exhibit (h)(7)(q) on November 4, 2021*

r. Amendment dated September 30, 2020 – Previously filed with Post-Effective Amendment No. 135 as Exhibit (h)(7)(r) on November 4, 2021*

s. Amendment dated February 28, 2021 – Previously filed with Post-Effective Amendment No. 135 as Exhibit (h)(7)(s) on November 4, 2021*

t. Amendment dated September 30, 2021 – Previously filed with Post-Effective Amendment No. 135 as Exhibit (h)(7)(t) on November 4, 2021*

u. Amendment dated October 26, 2021 – Previously filed with Post-Effective Amendment No. 135 as Exhibit (h)(7)(u) on November 4, 2021*

v. Amendment dated February 28, 2022 – Previously filed with Post-Effective Amendment No. 151 as Exhibit (h)(7)(v) on October 25, 2023*

w. Amendment dated January 1, 2023 – Previously filed with Post-Effective Amendment No. 151 as Exhibit (h)(7)(w) on October 25, 2023*

x. Amendment dated July 24, 2023 – Previously filed with Post-Effective Amendment No. 151 as Exhibit (h)(7)(x) on October 25, 2023*

y. Amendment dated August 28, 2023 – Previously filed with Post-Effective Amendment No. 151 as Exhibit (h)(7)(y) on October 25, 2023*

z. Amendment dated February 28, 2024 – Previously filed with Post-Effective Amendment No. 153 as Exhibit (h)(7)(z) on April 19, 2024*

aa. Amendment dated July 1, 2024 – Previously filed with Post-Effective Amendment No. 155 as Exhibit (h)(7)(aa) on December 17, 2024*

bb. Amendment dated July 22, 2024 – Previously filed with Post-Effective Amendment No. 155 as Exhibit (h)(7)(bb) on December 17, 2024*

cc. Amendment dated July 1, 2025 – Previously filed with Post-Effective Amendment No. 159 as Exhibit (h)(7)(cc) on September 19, 2025*

dd. Amendment dated September 17, 2025 – Filed herewith

9. Fund Participation Agreement dated May 1, 2016 with Nationwide – Previously filed with Post-Effective Amendment No. 88 as Exhibit (h)(8) on May 2, 2016*

10. Shareholder Services Plan for Service 2 Class adopted June 4, 2024 – Previously filed with Post-Effective Amendment No. 155 as Exhibit (h)(9) on December 17, 2024*

11. Appointment of Agent for Service (VP Cayman Sub) – Previously filed with Post-Effective Amendment No. 89 as Exhibit (h)(10) on September 12, 2016*

12. Fund Participation Agreement dated May 1, 2017, with Jefferson National – Previously filed with Post-Effective Amendment No. 96 as Exhibit (h)(11) on August 10, 2017*

13. Form of MainStay Funds 12d1-4 Agreement (Acquiring Funds) – Previously filed with Post-Effective Amendment No. 147 as Exhibit (h)(12) on May 20, 2022*

14. Form of MainStay Funds 12d1-4 Agreement (Acquired Funds) –Previously filed with Post-Effective Amendment No. 147 as Exhibit (h)(13) on May 20, 2022*

i. Opinion of Counsel

1. Legal Opinion of Dechert LLP – Filed herewith

j. Other Opinions

1. Consent of Independent Registered Public Accounting Firm – Filed herewith

2. Powers of Attorney – Previously filed with Post-Effective Amendment No. 55 as Exhibit “Other” filed on April 14, 2011*

3. Powers of Attorney – Previously filed with Post-Effective Amendment No. 85 as Exhibit “Other” filed on February 12, 2016*

4. Powers of Attorney (Blunt, Chow & Perold) – Previously filed with Post-Effective Amendment No. 86 as Exhibit “Other” filed on March 1, 2016*

5. Power of Attorney (Hung) – Previously filed with Post-Effective Amendment No. 90 as Exhibit “Other” filed on January 30, 2017*

6. Power of Attorney (Hammond) – Previously filed with Post-Effective Amendment No. 138 as Exhibit (j)(6) on January 12, 2022*

7. Power of Attorney (Abou-Jaoudé) – Previously filed with Post-Effective Amendment No. 151 as Exhibit (j)(7) on October 25, 2023*

8. Power of Attorney (Jivraj) – Filed herewith

9. Power of Attorney (Lynch) – Filed herewith

k. Not applicable

l. Not applicable

m. Rule 12b-1 Plan

1. 12b-1 Distribution and Service Plan for Service Class dated January 15, 2016 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (m)(1) on May 2, 2016*

2. 12b-1 Distribution and Service Plan for Service 2 Class dated May 1, 2016 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (m)(2) on May 2, 2016*

n. Rule 18f-3 Plan

1. Amended 18f-3 Plan dated May 1, 2016 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (n)(1) on May 2,

2016*

o. Reserved

p. Codes of Ethics

1. Code of Ethics of New York Life Investment Management LLC dated December 2024 – Previously filed with Post-Effective Amendment No. 159 as Exhibit (p)(1) on September 19, 2025*

2. Nuveen Investments Inc.’s (Winslow) Code of Ethics dated July 2025 – Filed herewith

3. Code of Ethics of Epoch Investment Partners, Inc. dated October 2024 – Previously filed with Post-Effective Amendment No. 159 as Exhibit (p)(3) on September 19, 2025*

4. Janus Henderson Investor’s Code of Ethics dated January 2026 – Filed herewith

5. BNY Mellon Code of Conduct dated March 2022 – Previously filed with Post-Effective Amendment No. 150 as Exhibit (p)(6) on April 14, 2023*

6. Pacific Investment Management Company LLC’s Code of Ethics dated November 2021 – Previously filed with Post-Effective Amendment No. 147 as Exhibit (p)(7) on May 20, 2022*

7. American Century Investment Management, Inc.’s Code of Ethics dated February 2026 – Filed herewith

8. Fidelity 2024 Code of Ethics – Previously filed with Post-Effective Amendment No. 153 as Exhibit (p)(9) on April 19, 2024*

9. Code of Ethics of Candriam dated October 2024 – Previously filed with Post-Effective Amendment No. 159 as Exhibit (p)(9) on September 19, 2025*

10. Brown Advisory LLC Code of Ethics (2026) – Filed herewith

11. Segall Bryant & Hammill Code of Ethics (March 2022) – Previously filed with Post-Effective Amendment No. 150 as Exhibit (p)(12) on April 14, 2023*

12. Code of Ethics of CBRE Investment Management Listed Real Assets LLC dated April 2025 – Filed herewith

13. Wellington Management Company LLC Code of Ethics dated December 2023 – Previously filed with Post-Effective Amendment No. 153 as Exhibit (p)(14) on April 19, 2024*

14. Code of Ethics of PineStone Asset Management Inc. dated July 2023 – Previously filed with Post-Effective Amendment No. 151 as Exhibit (p)(15) on October 25, 2023*

15. Code of Ethics for Schroder Investment Management North America Inc. dated September 2021– Previously filed with Post-Effective Amendment No. 155 as Exhibit (p)(16) on December 17, 2024*

16. Code of Ethics for Massachusetts Financial Services Company dated January 2026 – Filed herewith

17. Code of Ethics for Dimensional Fund Advisors, LP dated December 2023 – Previously filed with Post-Effective Amendment No. 156 as Exhibit (p)(18) on January 17, 2025*

* Incorporated by reference.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Shares of NYLIM VP Funds Trust (the “Registrant”) are currently offered only to separate accounts of New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), for allocation to, among others, NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II, NYLIAC Variable Annuity Separate Account-III , NYLIAC Variable Annuity Separate Account-IV, NYLIAC MFA Separate Account I, NYLIAC MFA Separate Account II, VLI Separate Account, NYLIAC Variable Universal Life Separate Account-I, NYLIAC Variable Universal Life Separate Account-II, Corporate Sponsored Variable Universal Life Separate Account I, Private Placement Variable Universal Life Separate Account I and Private Placement Variable Universal Life Separate Account II (the “Variable Separate Accounts”). The Variable Separate Accounts are segregated asset accounts of NYLIAC. NYLIAC has provided the initial investment in the Variable Separate Accounts; and its affiliate, New York Life Investment Management LLC serves as investment adviser to the Portfolios.

The following chart lists entities in which New York Life Insurance Company ("NYLIC"), directly or indirectly, (1) owns more than 50% of the voting interests in, or otherwise exercises control over, the entity (each such entity, a “subsidiary”) or (2) owns between 10% and 50% of the voting securities in the entity (each such entity, an “affiliate”). Unless otherwise indicated, ownership is 100% of voting securities. Details on ownership of voting securities are noted in footnotes. Third party ownership of entities is not included. Subsidiaries of subsidiaries are indented.

This listing does not include NYLIC or subsidiary ownership in any mutual funds or separate accounts.

MSSIV NYL Investor Member LLC (Delaware) (NYLIC: 90%, NYLIAC 10%)

MSVEF II Investor LLC (Delaware) (NYLIC: 85%, NYLIAC 15%)

NYL Investors LLC (Delaware) (effective 1.1.2026 the entity’s ownership changed from NYLIC to NYLIM and the structure moved under NYLIM)

 NYL Investors (U.K.) Limited (United Kingdom)

 NYL Investors REIT Manager LLC (Delaware)

 MSVEF II GP LLC (Delaware)

  MSVEF RT Feeder II LP (Delaware) (70%)

   MSVEF II RT LLC (Delaware)

  Madison Square Value Enhancement Fund II LP (Delaware)

MSVEF II – MF Innsbrook VA LLC (Delaware)

   MSVEF II-IND Turner West KS LLC (Delaware) (formed 1/22/2026)

   MSVEF II-IND Turner West KS JV LLC (Delaware) (formed 1/22/2026)

   MSVEF II-IND Turner West KS Owner 6 LLC (Delaware) (formed 1/26/2026)

   MSVEF II-IND Turner West KS Owner 7 LLC (Delaware) (formed 1/26/2026)

   MSVEF II-IND Turner West KS Owner 8 LLC (Delaware) (formed 1/26/2026)

  MSVEF II – MF Graces Reserve Member NC LLC (Delaware) (MSVEFII Investor: 90%)

   Graces Reserve JV LLC (Delaware) (90%)

    Graces Reserve NC Owner LLC (Delaware) (99.9%)

 NYL Investors NCVAD II GP, LLC (Delaware)

  McMorgan Northern California Value Add/Development Fund II, LP (Delaware) (50%)

   MNCVAD II-OFC 770 L Street CA LLC (Delaware)

   MNCVAD II-MF UNION CA LLC (Delaware)

    MNCVAD II- HOLLIDAY UNION JV LLC (Delaware) (90%)

   MNCVAD II-OFC HARBORS CA LLC (Delaware)

    MNCVAD II-SEAGATE HARBORS LLC (Delaware) (LLC: 90%)

   MNCVAD II-OFC 630 K Street CA LLC (Delaware)

   MNCVAD II-IND SHILOH CA LLC (Delaware)

    MNCVAD II-BIG SHILOH JV LLC (Delaware) (90%)

 MSSDF GP LLC (Delaware)

 MSSDF II GP LLC (Delaware)

 MSSDF II Member LLC (Delaware) (NYLIC: 35%, NYLIAC: 65%)

  Madison Square Structured Debt Fund II LP (Delaware)

   MSSDF REIT II LLC (Delaware)

MSSDF Member LLC (Delaware) (NYLIC: 35%, NYLIAC: 65%)

 Madison Square Structured Debt Fund LP (Delaware) (40.4%)

   MSSDF REIT LLC (Delaware)

    MSSDF REIT Funding Sub I LLC (Delaware)

    MSSDF REIT Funding Sub II LLC (Delaware)

    MSSDF REIT Funding Sub III LLC (Delaware)

    MSSDF REIT Funding Sub IV LLC (Delaware)

    MSSDF REIT Funding Sub V LLC (Delaware)

    MSSDF REIT Funding Sub VI LLC (Delaware)

    MSSDF REIT Funding Sub VII LLC (Delaware)

   MSSDF-OFCB Voss San Felipe LLC (Delaware)

   MSSDF-OFCB Woodway LLC (Delaware)

   MSSDF-OFCB Hanover LLC (Delaware)

   MSSDF-OFCB El Segundo LLC (Delaware)

 NYL 717 Texas Member LLC (Delaware) (fka MSSDF 727 Texas Member LLC) (NYLIC: 50%, NYLIAC: 50%)

  NYL 717 Texas Holdings LLC (Delaware) (fks NYLife 717 Texas Holdings LLC) (NYLIC/NYLIAC: 75%)

 MSSIV GP LLC (Delaware)

  Madison Square Strategic Investments Venture LP (Delaware) (MSSIV NYL Investor Member LLC 51%; TP: 49%)

MSSIV REIT Manager LLC (Delaware) (51%)

Madison Square Strategic Investments Venture REIT LLC (Delaware) (51%)

MSSIV- MF Country Place MD LLC (Delaware)

MSSIV-IND Speedway SC LLC (Delaware) (NYL: 45:90%, NYLIAC: 5.1%)

NRL Speedway Venture LLC (Delaware) (39.53%, TP: 60.47%)

  SC Speedway Hwy 124, LLC (Delaware)

    MSSIV-IND Speedway Phase II JV SC LLC (Delaware)

     MSSIV-IND Speedway Phase II Member SC LLC (Delaware)

      SC Speedway Grand National, LLC (Delaware)

 MSVEF GP LLC (Delaware)

MCPF GP LLC (Delaware)

NYL Investors Madison Core Property Fund LP (Delaware) (NYL Investors is Non Member Manager 0.00%)7

MCPF Holdings Manager LLC (Delaware)

MCPF MA Holdings LLC (Delaware)

MCPF Holdings LLC (Delaware)

 MADISON-IND TAMARAC FL LLC (Delaware)

 MADISON-OFC BRICKELL FL LLC (Delaware)

   MADISION-IND POWAY CA LLC (Delaware)

  MADISON-LPC POWAY JV LLC (Delaware) (95%)

 MADISON-MF GRANARY FLATS TX LLC (Delaware)

  MADISON-AO GRANARY FLATS JV LLC (Delaware) (99.999%; TP: 0.001%)

   MADISON-AO GRANARY FLATS OWNER LLC (Delaware)

MADISON-MF THE MEADOWS WA LLC (Delaware)

    MADISON-ACG THE MEADOWS OWNER LLC (Delaware)

   MADISON-ACG THE MEADOWS JV LLC (Delaware)

 MADISON-MOB Lee Highway VA LLC (Delaware)

 Madison-OFC 5161 CA LLC (Delaware)

 MADISON-SS Kernersville QRS, Inc. (Delaware)

  MADISON-LPP Kernersville JV GP LLC (Delaware) (90%, TP: 10%)

  MADISON-LPP Kernersville JV LP (Delaware) (90%, TP: 10%)

   MADISON-LPP Kernersville GP LLC (Delaware)

   MADISON-LPP Kernersville LP (Delaware)

 MADISON-MF Apex Newbury PA LLC (Delaware)

 MCPF-MOB PEMBROKE PINES FL LLC (Delaware)

 MCPF-MF Perimeter Gardens GA LLC (Delaware)

MADISON-IND 2080 ENTERPRISE CA LLC (Delaware)

MADISON-IND CLAWITER CA LLC (Delaware)

 MADISON-REDCO CLAWITER JV LLC (Delaware) (95%)

MADISON-IND ENTERPRISE RIALTO CA LLC (Delaware)

 MIREF Mill Creek, LLC (Delaware)

 MIREF Gateway, LLC (Delaware)

MIREF Gateway Phases II and III, LLC (Delaware)

 MIREF Delta Court, LLC (Delaware)

 MIREF Fremont Distribution Center, LLC (Delaware)

 MIREF Century, LLC (Delaware)

 MIREF Newpoint Commons, LLC (Delaware)

 MIREF Northsight, LLC (Delaware)

 MIREF Riverside, LLC (Delaware)

 MIREF 101 East Crossroads, LLC (Delaware)

  101 East Crossroads, LLC (Delaware)

 MIREF Hawthorne, LLC (Delaware)

 MIREF Auburn 277, LLC (Delaware)

 MIREF Sumner North, LLC (Delaware)

 MIREF Wellington, LLC (Delaware)

 MIREF Warner Center, LLC (Delaware)

 MADISON-MF Duluth GA LLC (Delaware)

 MADISON-OFC Centerstone I CA LLC (Delaware)

 MADISON-OFC Centerstone III CA LLC Delaware)

 MADISON-MOB Centerstone IV CA LLC (Delaware)

 MADISON-OFC Centerpoint Plaza CA LLC (Delaware)

 MADISON-OFC One Main Place OR LLC (Delaware)

 MADISON-MF Hoyt OR LLC (Delaware)

 MADISON-RTL Clifton Heights PA LLC (Delaware)

 MADISON-IND Locust CA LLC (Delaware)

 MADISON-OFC Weston Pointe FL LLC (Delaware)

  MADISON-MF MCCADDEN CA LLC (Delaware)

  MADISON-OFC 1201 WEST IL LLC (Delaware)

   MADISON-MCCAFFERY 1201 WEST IL LLC (Delaware) (92.5%)

  MADISON-MF TECH RIDGE TX LLC (Delaware)

  MADISON-RTL SARASOTA FL, LLC (Delaware)

  MADISON-MOB CITRACADO CA LLC (Delaware)

  Madison-MF Osprey QRS Inc. (Delaware)

   Madison-MF Osprey NC GP LLC (Delaware)

    Madison-MF Osprey NC LP (Delaware) (QRS: 99%; GP/LLC: 1%)

  MADISON-IND LNDR TABOR ROAD NJ LLC (Delaware)

  MADISON-SS Crozet VA LLC (Delaware)

  MADISON-LPP Crozet JV LLC (Delaware)

MSVEF Investor LLC (Delaware)

 MSVEF Feeder LP (Delaware) (55.56%)

  MSVEF REIT LLC (Delaware) (55.56%)

   Madison Square Value Enhancement Fund LP(“MSVEFLP”) (Delaware) (51%) (MSVEF GP LLC is the Sole GP)

    MSVEF-MF Evanston GP LLC (Delaware) (51%)

MSVEF-MF Evanston IL LP (Delaware) (51%)

    MSVEF-IND Commerce 303 GP LLC (Delaware)

     MSVEF-IND Commerce 303 AZ LP (Delaware)

      MSVEF-SW Commerce 303 JV LP (Delaware) (95%)

    MSVEF-MF Pennbrook Station GP LLC (Delaware) (51%)

     MSVEF-MF Pennbrook Station PA LP (Delaware) (MSVEFLP: 51%; GPLLC: 0%)

    MSVEF-MF Burrough’s Mill GP LLC (Delaware) (MSVEFLP: 100%)

     MSVEF-MF Burrough’s Mill NJ LP (Delaware) (MSVEFLP: 50%)

    MSVEF-MF Gramercy JV GP LLC (Delaware)

MSVEF-MF Gramercy OH LP (Delaware) (MSVEFLP: 100%, GPLLC 0%)

MSVEF-CR Gramercy JV LP (Delaware) (75%)

 MSVEF-CR Gramercy Owner GP LLC (Delaware)

  MSVEF-CR Gramercy Owner LP (Delaware) (JV: 99.9%; GP/LLC: 0.1%)

New York Life Group Insurance Company of NY (“NYLG”) (New York)

Life Insurance Company of North America (Pennsylvania)

 LINA Benefit Payments, Inc. (Delaware)

New York Life Benefit Payments LLC (Delaware)

NYL Real Assets LLC (Delaware)

NYL Emerging Manager LLC (Delaware)

NYL Wind Investments LLC (Delaware)

NYLIFE Insurance Company of Arizona (Arizona)

NYLIC HKP Member LLC (Delaware) (NYLIC: 67.974%; NYLIAC 32.026%)

New York Life Insurance and Annuity Corporation (Delaware)

 NYLIAC RLP II, LLC (Delaware)

 Development Funding Backed Pass-Through Trust Series – 2025 A (Delaware) (11.75197%)

New York Life Enterprises LLC (Delaware)

SEAF Sichuan SME Investment Fund LLC (Delaware) (39.98%)

 New York Life International Holdings Limited (Mauritius) (84.38%)1

Max Estates Limited. (India) (NYLIH: 19.45%, NYLIC: 1.29%)[Max Ventures and Industries Limited merged into Max Estates Ltd as of 7.31.2023]

 Max I. Limited. (India)

 Max Assets Services Limited. (India)

Max Square Limited (India) (Max: 51%, NYLIC: 49%)

 Pharmax Corporation Limited. (India)

 Max Towers Private. Limited. (India) (Max: 51%, NYLIC: 49%)

 Max Estates 128 Private. Limited. (India)

 Max Estates Gurgaon Limited. (India)

 Acreage Builders Private. Limited. (India) (Max: 51%, NYLIC: 49%)

 Astiki Realty Private Limited (India)

 Max Estates Gurgaon Two Limited (India)

NYL Cayman Holdings Ltd. (Cayman Islands)

 NYL Worldwide Capital Investments LLC (Delaware)

Seguros Monterrey New York Life, S.A. de C.V. (Mexico) (99.998%)2

Administradora de Conductos SMNYL, S.A. de C.V. (Mexico) (99%)

Agencias de Distribucion SMNYL, S.A. de C.V. (”ADIS”) (Mexico) (99%)

Inmobiliaria SMNYL, SA de C.V. (Mexico) (99%; ADIS: 1%)

NYLIM Jacob Ballas India Holdings IV (Mauritius)

New York Life Investment Management Holdings LLC (Delaware)

 NYLIM Capital LLC (Delaware)

 Bow River Advisers, LLC (Delaware) (49%)

 NYL Investments Europe Limited (Ireland) (new ownership effective 1.1.2025)

NYL Investments (International) Ltd. (UK) (“NYLIL”) (name change effective 1.2.2025, new ownership effective 1.1.2025)

 NYL Investments (Services) Ltd. (UK) “(NYLISL”) (name change effective 1.2.2025, new ownership effective 1.1.2025)

1 NYL Cayman Holdings Ltd. owns 15.62%.

2 NYL Worldwide Capital Investment LLC owns 0.002%.

NYL Investments UK LLP (UK) (NYLIL: 99%; NYLISL: 1%) (name change effective 1.2.2025, new ownership effective 1.1.2025)

 New York Life Investment Management Asia Limited (Cayman Islands)

  Japan Branch

 MacKay Shields LLC (Delaware)

  MacKay Shields Emerging Markets Debt Portfolio (Delaware)

   MacKay Municipal Managers Opportunities GP LLC (Delaware)

    MacKay Municipal Opportunities Master Fund, L.P. (Delaware)

    MacKay Municipal Opportunities Fund, L.P. (Delaware)

   MacKay Municipal Managers Credit Opportunities GP LLC (Delaware)

    MacKay Municipal Credit Opportunities Master Fund, L.P. (Delaware)

    MacKay Municipal Credit Opportunities Fund, L.P. (Delaware)

    MacKay Municipal Credit Opportunities HL Fund, L.P. (Delaware)

   MacKay Municipal Short Term Opportunities Fund GP LLC (Delaware)

    MacKay Municipal Short Term Opportunities Fund LP (Delaware)

   Plainview Funds plc (Ireland) (50%) (MacKay Shields Employee: 50%)

   Plainview Funds plc – MacKay Shields Strategic Bond Portfolio (Ireland) (NYLIC: 0.00%; MacKay: 0.00%)

Plainview Funds plc - MacKay Shields Structured Products Opportunities Portfolio (Ireland) (NYLIC: 0.00%; MacKay: 0.00%)

   Plainview Funds plc – MacKay Shields Emerging Markets Debt Portfolio (NYLIC: 99.36%, MacKay: 0.64%)

   MacKay Shields High Yield Active Core Fund GP LLC (Delaware)

    MacKay Shields High Yield Active Core Fund LP (Delaware)

  MacKay Shields Defensive Bond Arbitrage Fund Ltd. (Bermuda) (.07%)3

  MacKay Shields Core Fixed Income Fund GP LLC (Delaware)

   MacKay Shields Core Fixed Income Fund LP (Delaware)

  MacKay Shields Select Credit Opportunities Fund GP LLC (Delaware)

   MacKay Shields Select Credit Opportunities Fund LP (Delaware)

  MacKay Municipal Managers California Opportunities GP LLC (Delaware)

   MacKay Municipal California Opportunities Fund, L.P. (Delaware)

  MacKay Municipal New York Opportunities GP LLC (Delaware)

   MacKay Municipal New York Opportunities Fund, L.P. (Delaware)

    MacKay Municipal Opportunities HL Fund, L.P. (Delaware)

  MacKay Municipal Capital Trading GP LLC (Delaware)

   MacKay Municipal Capital Trading Master Fund, L.P. (Delaware)

   MacKay Municipal Capital Trading Fund, L.P. (Delaware)

  MacKay Shields Intermediate Bond Fund GP LLC (Delaware)

   MacKay Shields Intermediate Bond Fund LP (Delaware)

  MacKay Municipal Managers Opportunities Allocation GP LLC (Delaware)

   MacKay Municipal Opportunities Allocation Master Fund LP (Delaware)

   MacKay Municipal Opportunities Allocation Fund A LP (Delaware)

   MacKay Municipal Opportunities Allocation Fund B LP (Delaware)

  MacKay Municipal Managers High Yield Select GP LLC (Delaware)

   MacKay Municipal High Yield Select Fund LP (Delaware)

  MacKay Municipal Managers High Income Opportunities GP LLC (Delaware)

   MacKay Municipal High Income Opportunities Fund LP (Delaware)

  MKS Global Emerging Markets Equities Fund GP LLC (Delaware)

   Candriam Global Emerging Markets Equities Fund LP (Delaware) (GP: .00; NYLIAC: 0.00%)

  MacKay Shields Series Fund Managing Member LLC (Delaware)

   MacKay Shields Series Fund (Delaware)

    Securitized Credit Opportunities Series (Delaware)

    High Yield Corporate Bond Series (NYL: 0%)

  MacKay Shields Emerging Markets Sovereign Debt Feeder Fund GP LLC (Delaware)

   MacKay Shields Emerging Markets Sovereign Debt Feeder Fund LP (Delaware)

Apogem Capital LLC fka New York Life Investments Alternatives LLC (Delaware)

3 NYLIC owns 0.00%, NYLIAC owns 0.00%, and MacKay owns 07% for a total ownership of .07%.

 AGPOF GP, LLC (Delaware) (formed 7.25.2025)

  Apogem Gannett Opportunity Fund, LP (Delaware) (formed 7.25.2025)

 Apogem SRL 2 LLC (Delaware)7 (0 voting ownership)

 Apogem SRL 3 LLC (Delaware)7 (0 voting ownership)

Madison Capital Funding LLC (Delaware) (NYLIC: 21.90%; NYLIAC: 65.64%; LINA: 12.46%) (Apogem is a Non-Managing Member)

MCF Co-Investment GP LLC (Delaware)

MCF Co-Investment GP LP (Delaware)

   Madison Capital Funding Co-Investment Fund LP (Delaware)

Madison Avenue Loan Fund GP LLC (Delaware)

Madison Avenue Loan Fund LP (Delaware)

 MCF Fund I LLC (Delaware)

MCF Hanwha Fund LLC (Delaware)7 (0 voting ownership)

Ironshore Investment BL I Ltd. (Bermuda)7 (0 voting ownership)

MCF CLO IV LLC (Delaware)7 (NYLIC: 6.7%)

MCF CLO V LLC (Delaware)7 (NYLIC: 5%)

MCF CLO VI LLC (Delaware)7 (0 voting ownership)

MCF CLO VII LLC (f/k/a LMF WF Portfolio III, LLC) (Delaware)7 (0 voting ownership)

MCF CLO VIII Ltd. (Delaware)7 (0 voting ownership)

 MCF CLO VIII LLC (Delaware)

 MCF CLO VIII Blocker LLC (Delaware)

MCF CLO IX Ltd. (Cayman Islands)7

 MCF CLO IX LLC (Delaware)

MCF CLO 10 Ltd. (Bailiwick, Jersey) 7

 MCF CLO 10 LLC (Delaware) (Ltd: 100%)

MCF CLO IX Blocker LLC (Delaware)

MCF CLO 10 Blocker LLC (Delaware)

MCF KB Fund LLC (Delaware)7 (0 voting ownership)

MCF KB Fund II LLC (Delaware)7 (0 voting ownership)

MC KB Fund III LLC (Delaware)7 (0 voting ownership)

MCF Hyundai Fund LLC (Delaware)7 (0 voting ownership)

Apogem Direct Lending Hyundai Fund 2 LLC (Delaware)7 (0 voting ownership)

Apogem Direct Lending Levered Fund 2023-1 LLC (Delaware)7 (0 voting ownership)

Apogem Direct Lending Loan Portfolio 2023 LLC (Delaware)7 (0 voting ownership)

Apogem DL Levered Fund 2023-1 LLC (Delaware)7 (0 voting ownership)

Apogem DL Levered Fund SPV 2023-1 LLC (Delaware)7 (0 voting ownership)

Apogem Umbrella (Cayman Islands)7 (0 voting ownership)

Apogem US Direct Lending Limited I (Cayman Islands)7 (0 voting ownership)

MCF Senior Debt Fund 2020 GP LLC (Delaware) )7 (0 voting ownership)

MCF Senior Debt Fund – 2020 LP (Cayman Islands)7 (0 voting ownership)

MCF Mezzanine Carry I LLC (Delaware)7

MCF Mezzanine Fund I LLC (Delaware) (NYLIC: 66.66%; NYLIAC: 33.33%) (MCF is the manager)

MCF PD Fund GP LLC (Delaware)7

 MCF PD Fund LP (Delaware)7

MCF Senior Debt Fund 2019-I GP LLC (Delaware)7

 MCF Senior Debt Fund 2019-I LP (Delaware)7

Apogem Direct Lending Nighthawk Fund (Cayman Islands) (Apogem initially)

  New York Life Capital Partners III GenPar GP, LLC (Delaware)

New York Life Capital Partners IV GenPar GP, LLC (Delaware)

 New York Life Capital Partners IV GenPar, L.P. (Delaware)

GoldPoint Core Opportunities Fund, L.P. (Delaware Series LP)

GoldPoint Core Opportunities Fund II L.P. (Delaware Series LP)

GoldPoint Mezzanine Partners IV GenPar GP, LLC (Delaware)

 GoldPoint Mezzanine Partners IV GenPar, LP (Delaware)

  GoldPoint Mezzanine Partners Co-Investment Fund A, LP (Delaware)

  GoldPoint Mezzanine Partners IV, LP (Delaware) (“GPPIVLP”)

   GPP Mezz IV A Blocker LP (Delaware)(“GPPMBA”)

   GPP Mezz IV A Preferred Blocker LP (Delaware)

   GPP Mezz IV C Blocker LP (Delaware) (“GPPMBC”)

   GPP Mezz IV D Blocker LP (Delaware) (“GPPMBD”)

GPP Mezz IV ECI Aggregator LP name change from GPP Mezzanine Blocker E, LP (Delaware)

   GPP Mezz IV F Blocker LP (Delaware)

   GPP Mezz IV G Blocker LP (Delaware)

   GPP Mezz IV H Blocker LP (Delaware)

   GPP Mezz IV I Blocker LP (Delaware)

 GoldPoint Mezzanine Partners Offshore IV, L.P. (Cayman Islands)

GoldPoint Partners Co-Investment V GenPar GP LLC (Delaware)

 GoldPoint Partners Co-Investment V GenPar, LP (Delaware)

  GoldPoint Partners Co-Investment Fund A, LP (Delaware)

  GPP V – ECI Aggregator LP (Delaware)

GPP V G Blocker Holdco LP (Delaware)

GoldPoint Partners Private Debt V GenPar GP, LLC (Delaware)

 GoldPoint Partners Private Debt Partners Offshore V, LP (Cayman Island)

 GPP Private Debt V RS LP (Delaware)

 GoldPoint Partners Private Debt V GenPar, LP (Delaware)

  GoldPoint Partners Private Debt V, LP (Delaware)

   GPP PD V A Blocker LLC (Delaware)

   GPP Private Debt V-ECI Aggregator LP (Delaware)

GPP PD V B Blocker LLC (Delaware)

GPP PD V D Blocker LLC (Delaware)

 GPP LuxCo V GP Sarl (Luxembourg)

GoldPoint Partners Select Manager III GenPar GP, LLC (Delaware)

 GoldPoint Partners Select Manager III GenPar, L.P. (Cayman Islands)

  GoldPoint Partners Select Manager Fund III, L.P. (Cayman Islands)

  GoldPoint Partners Select Manager Fund III AIV, L.P. (Delaware)

GoldPoint Partners Select Manager IV GenPar GP, LLC (Delaware)

 GoldPoint Partners Select Manager IV GenPar, L.P. (Delaware)

  GoldPoint Partners Select Manager Fund IV, L.P. (Delaware)

GoldPoint Partners Select Manager V GenPar GP, LLC (Delaware)

 GoldPoint Partners Select Manager V GenPar, L.P. (Delaware)

  GoldPoint Partners Select Manager Fund V, L.P. (Delaware)

GoldPoint Partners Canada V GenPar Inc. (New Brunswick, Canada)

 GoldPoint Partners Select Manager Canada Fund V, L.P. (Ontario, Canada)

GoldPoint Partners Canada III GenPar Inc. (Canada)

 GoldPoint Partners Select Manager Canada Fund III, L.P. (Canada)

GoldPoint Partners Canada IV GenPar Inc. (Canada)

 GoldPoint Partners Select Manager Canada Fund IV, L.P. (Canada)

GPP VI - ECI Aggregator LP (Delaware)

GPP VI Blocker A LLC (Delaware)

GPP VI Blocker B LLC (Delaware)

GPP VI Blocker C LLC (Delaware)

GPP VI Blocker D LLC (Delaware)

GPP VI Blocker E LLC (Delaware)

GPP VI Blocker F LLC (Delaware)

GPP VI Blocker H LLC (Delaware)

GPP VI Blocker I LLC (Delaware)

  Apogem Co-Invest VII GenPar GP LLC (Delaware)

   Apogem Co-Invest VII GenPar LP (Delaware)

    Apogem Co-Investment VII, LP (Delaware)

GoldPoint Partners Canada GenPar, Inc. (Canada)

NYLCAP Canada II GenPar Inc. (Canada)

 NYLCAP Select Manager Canada Fund II, L.P. (Canada)

  NYLIM Mezzanine Partners II GenPar GP, LLC (Delaware)

  NYLIM Mezzanine Partners II GenPar, LP (Delaware)

  NYLCAP Mezzanine Partners III GenPar GP, LLC (Delaware)

   NYLCAP Mezzanine Partners III GenPar, LP (Delaware)

    NYLCAP Mezzanine Partners III, LP (Delaware)

NYLCAP Mezzanine Offshore Partners III, L.P. (Cayman Islands)

  NYLCAP Select Manager GenPar, LP (Delaware)

  NYLCAP Select Manager II GenPar GP, LLC (Delaware)

   NYLCAP Select Manager II GenPar, L.P. (Cayman Islands)

    NYLCAP Select Manager Fund II, L.P. (Cayman Islands)

NYLCAP India Funding LLC (Delaware)

NYLIM-JB Asset Management Co. (Mauritius) LLC (Mauritius) (24.66%)4

    New York Life Investment Management India Fund II, LLC (Mauritius)

New York Life Investment Management India Fund (FVCI) II, LLC (Mauritius)

  NYLCAP India Funding III LLC (Delaware)

   NYLIM-Jacob Ballas Asset Management Co. III, LLC (Mauritius) (24.66%)5

    NYLIM Jacob Ballas India Fund III LLC (Mauritius)

     NYLIM Jacob Ballas India (FVCI) III LLC (Mauritius)

     NYLIM Jacob Ballas India (FII) III LLC (Mauritius)

 Evolvence Asset Management, Ltd. (Cayman Islands) (Apogem: 24.5%)

  EIF Managers Limited (Mauritius) (58.72%)

  EIF Managers II Limited (Mauritius) (55%)

 AHF V ECI Aggregator LP (Delaware) (1%)

 AHF V GenPar GP LLC (Delaware) (100%)

 AHF V GenPar LP (Delaware) (1%)

 AHF VI ECI Aggregator LP (Delaware) (1%)

 AHF VI GenPar GP LLC (Delaware) (100%)

 AHF VI GenPar LP (Delaware) (100%)

 Apogem Heritage Fund V LP (Delaware) (1%)

 Apogem Heritage Fund VI LP (Delaware) (1%)

 Apogem Cardinal Co-Investment GP LLC (Delaware)

  Apogem Cardinal Co-Investment Fund, LP (Delaware)

 ARAF IV GP, LLC (Delaware)

  Apogem Real Assets Fund IV, LP (Delaware)

 ASF VII GP, LLC (Delaware)

  Apogem Secondary Fund VII, LP (Delaware)

  Apogem Secondary Fund VII Coinvestments, LP (Delaware)

  Apogem Secondary Fund VII (Cayman), LP (Cayman Islands)

 BFO GP, LLC (Delaware)

  BFO Apogem Private Markets (Delaware) LP

Tetra Opportunities Partners (Delaware) (DE Series)

  BMG PAPM GP, LLC (Delaware)

   BMG PA Private Markets (Delaware) LP (Delaware)

   BMG Private Markets (Cayman) LP (Cayman Islands)

  Private Advisors Special Situations LLC (Delaware)7

PACD MM, LLC (Delaware)

   PA Capital Direct, LLC (Delaware)7

   ApCap Strategic Partnership I LLC (Delaware)

  PA Credit Program Carry Parent, LLC (Delaware)

   PA Credit Program Carry, LLC (Delaware)

PACIF GP, LLC Delaware)

Private Advisors Coinvestment Fund, LP (Delaware)

  PACIF II GP, LLC Delaware)

4 NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding LLC owns 36% of non-voting carry shares.

5 NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding III LLC owns 31.36% of non-voting carry shares.

Private Advisors Coinvestment Fund II LP (Delaware)

  PACIF II Carry Parent, LLC (Delaware)

   PACIF II Carry, LLC (Delaware)

PACIF III GP, LLC (Delaware)

Private Advisors Coinvestment Fund III, LP (Delaware)

  PACIF III Carry Parent, LLC (Delaware)

   PACIF III Carry, LLC (Delaware)

  PACIF IV GP, LLC (Delaware)

   Private Advisors Coinvestment Fund IV, LP (Delaware)

  PACIF IV Carry Parent, LLC (Delaware)

   PACIF IV Carry, LLC (Delaware)

  PAMMF GP, LLC (Delaware)

   PA Middle Market Fund, LP (Delaware)

  PASCBF IV GP, LLC (Delaware)

  PASCBF V GP, LLC (Delaware)

Private Advisors Small Company Buyout Fund V, LP (Delaware)

 PASCPEF VI Carry Parent, LLC (Delaware)

   PASCPEF VI Carry, LLC (Delaware)

 PASCPEF VI GP, LLC (Delaware)

   Private Advisors Small Company Private Equity Fund VI, LP (Delaware)

   Private Advisors Small Company Private Equity Fund VI (Cayman), LP (Cayman Islands)

  PASCPEF VII GP, LLC (Delaware)

   Private Advisors Small Company Private Equity Fund VII, LP (Delaware)

   Private Advisors Small Company Private Equity Fund VII (Cayman), LP (Cayman Islands)

 PASCPEF VII Carry Parent, LLC (Delaware)

    PASCPEF VII Carry, LLC (Delaware)

  PASCPEF VIII GP, LLC (Delaware)

   Private Advisors Small Company Private Equity Fund VIII, LP (Delaware)

   Private Advisors Small Company Private Equity Fund VIII (Cayman), LP (Cayman Islands)

  PASCPEF IX GP, LLC (Delaware)

   PA Small Company Private Equity Fund IX, LP (Delaware)

   PA Small Company Private Equity Fund IX, (Cayman), LP (Cayman Islands)

  APEF X GP, LLC (Delaware)

Apogem Private Equity Fund X, LP fka [PA] Private Equity Fund X, LP (Delaware)

Apogem Private Equity Fund X (Cayman), LP (Cayman Islands)

  APEF XI GP, LLC (Delaware)

   Apogem Private Equity Fund XI (Cayman), LP (Cayman Islands)

   Apogem Private Equity Fund XI, LP (Delaware)

    APEF XI Multi-Asset, LP (Delaware)

    APEF XI Directs, LP (Delaware)

 Cuyahoga Capital Partners IV Management Group LLC (Delaware)

   Cuyahoga Capital Partners IV LP (Delaware)

  Cuyahoga Capital Emerging Buyout Partners Management Group LLC (Delaware)

   Cuyahoga Capital Emerging Buyout Partners LP (Delaware)

  PA Real Assets Carry Parent, LLC (Delaware)

   PA Real Assets Carry, LLC (Delaware)

  PA Real Assets Carry Parent II, LLC (Delaware)

   PA Real Assets Carry II, LLC (Delaware)

  PA Emerging Manager Carry Parent, LLC (Delaware)

   PA Emerging Manager Carry, LLC (Delaware)

PA Emerging Manager Carry Parent II, LLC (Delaware)

   PA Emerging Manager Carry II, LLC (Delaware)

  RIC I GP, LLC (Delaware)

   Richmond Coinvestment Partners I, LP (Delaware)

  RIC I Carry Parent, LLC (Delaware)

   RIC I Carry, LLC (Delaware)

  PASF V GP, LLC (Delaware)

   Private Advisors Secondary Fund V, LP (Delaware)

    ABC Burgers LLC (Delaware)

   PASF V Carry, LLC (Delaware)

  PASF V Carry Parent, LLC (Delaware)

  PASF VI GP, LLC (Delaware)

   PA Secondary Fund VI, LP (Delaware)

   PA Secondary Fund VI Coinvestments, LP (Delaware) (68.14%)

   PA Secondary Fund VI (Cayman), LP (Cayman Islands) (68.14%)

  PARAF GP, LLC (Delaware)

   Private Advisors Real Assets Fund, LP (Delaware)

  PARAF Carry Parent, LLC (Delaware)

   PARAF Carry, LLC (Delaware)

  PASCCIF GP, LLC (Delaware)

   Private Advisors Small Company Coinvestment Fund, LP (Delaware)

   Private Advisors Small Company Coinvestment Fund-ERISA, LP (Delaware)

  PASCCIF II GP, LLC (Delaware)

   PA Small Company Coinvestment Fund II, LP (Delaware)

   PA Small Company Coinvestment Fund II (Cayman), LP (Cayman Islands)

  PASCCIF Carry Parent, LLC (Delaware)

   PASCCIF Carry, LLC (Delaware)

  PARAF II GP, LLC (Delaware)

   Private Advisors Real Assets Fund II, LP (Delaware)

    PA Contract Resources, LLC (Delaware)

  PARAF III GP, LLC (Delaware)

   PA Real Assets Fund III, LP (Delaware)

  SAF GP LLC (Delaware)

   Social Advancement Fund, LP (Delaware)

  Washington Pike GP, LLC (Delaware)

   Washington Pike, LP (Delaware)

  RLP Fund GP, LLC (Delaware)

   RLP Fund, LP (“RLPLP”) (Delaware)

   RidgeLake Co-Investment Partners, LP (“RLPCOLP”)(Delaware)

    RLP Glacier Manager Investor LLC (Delaware) (RLPLP: 72%, RLPCOLP: 28%)

    RLP Glacier GP Investor LLC (Delaware) (RLPLP: 72%, RLPCOLP: 28%)

    RLP Evergreen LLC (Delaware) (RLPLP: 72%, RLPCOLP: 28%)

    RLP Gemini LLC (Delaware)

    RLP Navigator LLC (Delaware)

    RLP Sigma LLC (Delaware)

    RLP Sunrise GP Investor LLC (Delaware) (RLPLP: 83.33%, RLPCOLP: 16.66%)

    RLP Sunrise Manager Investor LLC (Delaware) (RLPLP: 83.33%, RLPCOLP: 16.66%)

    RLP Triple GP Investor LLC (Delaware) (RLPLP: 82.01%, RLPCOLP: 17.98%)

    RLP Triple Manager Investor LLC (Delaware) (RLPLP: 82.01%, RLPCOLP: 17.98%)

    RLP Fund II GP LLC (Delaware);

     RLP Fund II LP (Delaware)

  RLP Profit Share (PA), LLC (Delaware) (NYLIC: 51%, Employees: 49%)

  RLP Profit Share (OAPC), LLC (Delaware) (TP: 100%)

  The Hedged Strategies Fund LLC (Delaware) (Apogem: 2%, Ex-employees: 98% non-managing members)

NYLCAP Holdings (Mauritius) (Mauritius)

 Jacob Ballas India Private Limited (Mauritius) (23.30%)

 Industrial Assets Holdings Limited (Mauritius) (28.02%)

 JB Cerestra Investment Management LLP (Mauritius)

NYLIM Service Company LLC (Delaware)

NYL Workforce GP LLC (Delaware)

 New York Life Investment Management LLC (Delaware)

NYLIM Fund II GP, LLC (Delaware)

 WFHG GP, LLC (Delaware) (50%)

   Workforce Housing Fund I-2007 LP (Delaware) (50%)

IndexIQ Holdings LLC (Delaware) (“IQ Holdings”)

IndexIQ LLC (Delaware) (NYLIMH: 74.37%, IQHoldings: 25.63%)

 IndexIQ Trust (Delaware) (Dormant)

 IndexIQ Advisors LLC (Delaware)

 New York Life Investments Active ETF Trust (Delaware)7 (NYLIAC: 98.5%)

  NYLI CBRE Real Assets ETF (NYLIM: 85.00%)

  NYLI MacKay Muni Insured ETF (NYL: 0.00%)

  NYLI MacKay Muni Intermediate ETF (NYL: 0.00%)

  NYLI MacKay Core Plus Bond ETF (NYLIM: 93.07%)

  NYLI MacKay California Muni Intermediate ETF (NYLIM: 15.40%; NYLIAC: 36.60%)

  NYLI MacKay High Income ETF (NYLIM: 98.90%)

  NYLI Winslow Focused Large Cap Growth ETF (NYLIM: 78.10%)

  NYLI Winslow Large Cap Growth ETF (NYLIM: 20.20%)

  NYLI MacKay Securitized Income ETF (NYLIM: 77.50%, NYLIAC: 16.70%)

  NYLI MacKay Muni Short Duration ETF (NYLIAC: 88.89%)

  NYLI MacKay Muni Allocation ETF (NYLIM: 94.80%)

 New York Life Investments ETF Trust (Delaware) (NYLIC: 10.2%)

  NYLI 500 International ETF (NYLIM: 53.62%)

  NYLI Engender Equality ETF (NYLIAC: 72.81%)

  NYLI FTSE International Equity Currency Neutral ETF (NYLIM: 8.97%)

  NYLI Global Equity R&D Leaders ETF (NYLIM: 84.80%)

  NYLI Healthy Hearts ETF (NYLIM: 66.50%)

  NYLI Hedge Multi-Strategy Tracker ETF (NYL: 0.00%)

  NYLI Merger Arbitrage ETF (NYL: 0.00%)

  NYLI CRBE NexGen Real Estate ETF (NYLIM: 56.52%)

  NYLI Candriam International Equity ETF (NYLIM: 79.40%)

  NYLI Candriam U.S. Mid Cap Equity ETF (NYLIM: 96.20%)

  NYLI Candriam U.S. Large Cap Equity ETF (NYLIM: 85.30%)

  NYLI U.S. Large Cap R&D Leaders ETF (NYLIM: 95.90%)

New York Life Investment Management Holdings International (Luxembourg)

 New York Life Investment Management Holdings II International (Luxembourg)

Candriam Group (“CG”) (Luxembourg)

KTA Holdco (Luxembourg) (CANLUX: 66.67%, Apogem: 33.33%)

Kartesia Management S.ẚ.r.l. (Luxembourg) (33%)

  Kartesia Italy Branch

  Kartesia Spain Branch

  Kartesia Netherlands Branch

  Kartesia Germany Branch

 Kartesia France (France)

 Kartesia UK Ltd. (UK)

 Kartesia Belgium (Belgium)

 Kartesia Credit FFS (France)

 Kartesia GP III (Luxembourg)

  Kartesia Credit Opportunities III S.C.A., SICAV-SIF (Luxembourg)

   Kartesia Securities (Luxembourg)

   Kartesia III Topco S.ẚ.r.l. (Luxembourg)

 Kartesia GP IV (Luxembourg)

  Kartesia Credit Opportunities IV SCS SICAV-SIF (Luxembourg)

   Kartesia Securities IV (Luxembourg)

   Kartesia IV Topco S.ẚ.r.l. (Luxembourg)

 Kartesia Master GP (Luxembourg)

  Kartesia Credit Opportunities V Feeder SCS (Luxembourg)

  Kartesia Senior Opportunities I SCS, SICAV-RAIF (Luxembourg)

   KASS Unleveled S.ẚ.r.l. (Luxembourg)

    KSO I Topco S.ẚ.r.l. (Luxembourg)

  Kartesia Credit Opportunities V SCS (Luxembourg)

   Kartesia Securities V S.ẚ.r.l. (Luxembourg)

  Kartesia Credit Opportunities VI Feeder SCS (Luxembourg)

  Kartesia Credit Opportunities VI SCS (Luxembourg)

   Kartesia Securities VI SCS S.ẚ.r.l. (Luxembourg)

   Kartesia VI Topco S.ẚ.r.l. (Luxembourg)

 Flexam Invest Asset Management (France) (51%)

  FIAM HLD SAS (France)

   Flexam Invest France Management SAS (France)

    Flexam Tangible Asset Income Fund II SLP (France)

   Flexam Invest Lux Management S.ẚ.r.l. (Luxembourg)

    Flexam Tangible Asset Income Fund S.C.A., SICAV-RAIF (Luxembourg)

     Flexam Invest Operations S.ẚ.r.l. (Luxembourg)

Candriam Luxco S.a.r.l. (Luxembourg) (“CANLUXS”)

 Candriam (Luxembourg) (”CANLUX”) (CG: 64%; 1 share held by CANLUXS)

   Candriam Belgian Branch

   Candriam France Branch

Candriam Italy Branch

   Candriam UK Establishment

   Candriam Germany Branch

   Candriam US Branch

   Candriam Spain Branch

   Candriam Netherlands Branch

   Candriam MENA Branch (Dubai, UAE)

   Candriam Nordic Branch (Sweden)

Candriam Monétaire SICAV (France) (CIG: 0.12%)

Candriam Switzerland LLC (Switzerland)

Candriam GP (Luxembourg)

 Candriam Tristan Real Estate Fund (RAIF) (Luxembourg)

Candriam GP PA (Luxembourg)

 Candriam Private Assets (Luxembourg)

ATA Holdco Luxembourg S.ẚ.r.l. (Luxembourg) (Candriam: 66.7%, Apogem Capital LLC: 33.3%)

Andera Partners (France) (ATA Holdco: 40%)

       Andera Expansion GP (France) (general partner)

        Andera Expansion 3 S.L.P. (France)

        ANDERA EXPANSION 4 S.L.P (France)

       Andera Smart Infra GP (France) (general partner)

        ANDERA SMART INFRA 1 S.L.P (France)

        ANDERA SMART INFRA 2 S.L.P (France)

        ANDERA SMART INFRA REMPLOI S.L.P (France)

       Terra Nea 1 GP (France) (general partner)

        TERRA NEA 1 SLP (France)

       Andera MidCap GP (France) (general partner)

        ANDERA MIDCAP 5 S.L.P. (France)

        Andera MidCap 6 S.L.P.S (France)

       Acto V GP (France) (general partner)

        ACTO V S.L.P. (France)

       ACI GP (France) (general partner)

        ACI II S.L.P. (France)

        ACI Vintage II S.L.P. (France)

        ACI Vintage III S.L.P. (France)

       ACI I, SCA SICAV-FIAR (Luxembourg)

       Rio Holding Secondary (France)

 Andera Partners España SL (Spain)

Belfius Fund (Luxembourg) (SICAV with Board controlled by Candriam)

 Belfius Fund Target Income 2032 (0.00%)

Belfius Equities (Belgian) (0.00%)

IZNES SAS (Luxembourg) (2%)

Belfius Investment Partners (Luxembourg) (0.01%)

S.W.I.F.T. SCRL (Luxembourg) (0.02%)

Cordius (Luxembourg) (CANLUX: 11.51%)

Cordius CIG (“CIG”) (CANLUX: 100%)

Candriam Absolute Return (Luxembourg) (CIG: .35%)

Candriam Absolute Return Equity Market Neutral (Lux) (0.00%)

Candriam Bonds (Luxembourg) (0.00%)

 Candriam Bonds Capital Securities (CIG: 0.001%)

Candriam Bonds Convertible Defensive (0.00%)

Candriam Bonds Convertible Opportunities (0.00%)

Candriam Bonds Credit Alpha (0.00%)

Candriam Bonds Credit Opportunities (0.00%)

Candriam Bonds Emerging Debt Local Currencies (CIG: 0.01%)

Candriam Bonds Emerging Markets (0.01%)

Candriam Bonds Emerging Markets Corporate (CIG: 0.02%)

Candriam Bonds Emerging Markets Total Return (CIG: 0.01%)

Candriam Bonds Euro (0.00%)

Candriam Bonds Euro Corporate (0.00%)

Candriam Bonds Euro Corporate Financials (0.00%)

Candriam Bonds Euro Diversified (0.00%)

Candriam Bonds Euro Government (0.00%)

Candriam Bonds Euro High Yield (CIG: 0.08%)

Candriam Bonds Euro Short Term (0.00%)

Candriam Bonds Euro Long Term (CIG: 0.02%)

Candriam Bonds Floating Rate Notes (0.00%)

Candriam Bonds Global Government (0.00%)

Candriam Bonds Global High Yield (0.00%)

Candriam Bonds Global Inflation Short Duration (0.00%)

Candriam Bonds Global Sovereign Quality (0.00%)

Candriam Bonds International (CIG: 0.02%)

Candriam Bonds Total Return (CIG: 0.01%)

Candriam Bonds US Corporate (CIG: 0.00%)

     Candriam Business Equities (Belgium) (0.00%)

      Candriam Business Equities EMU (0.00%)

      Candriam Business Equities Global Income (0.00%)

     Candriam Diversified Futures (CIG: 0.02%)

     Candriam Equities L (Luxembourg) (NYLIAC: 0.35%; CIG: 0.02%)

      Candriam Equities L Australia (CIG: 0.01%)

      Candriam Equities L Biotechnology (0.00%)

      Candriam Equities L Emerging Markets (0.00%)

      Candriam Equities L EMU (CIG: 0.02%)

      Candriam Equities L ESG Market Neutral Edge (NYLIAC: 95.85%; CIG: 0.03%)

      Candriam Equities L Europe (CIG: 0.02%)

      Candriam Equities L Europe Edge (CIG: 0.01%)

      Candriam Equities L Europe Innovation (CIG: 0.01%)

      Candriam Equities L Europe Optimum Quality (CIG: 0.01%)

      Candriam Equities L European Autonomy (CIG: 100%)

      Candriam Equities L Global Demography (0.00%)

      Candriam Equities L Global Income (CIG: 0.04%)

      Candriam Equities L Japan Edge (CIG: 0.01%)

      Candriam Equities L Life Care (0.00%)

      Candriam Equities Merger Arbitrage (CIG: 0.02%)

      Candriam Equities L Oncology Impact (0.00%)

      Candriam Equities L Risk Arbitrage Opportunities (CIG: 0.02%)

      Candriam Equities L Robotics & Innovation Technology (0.00%)

      Candriam Equities L US Edge (CIG: 0.01%)

      Candriam Equities L World Edge (NYLIAC: 61.44%; CIG: 0.03%)

     Candriam Fund (Luxembourg) (0.00%)

      Candriam Fund Sustainable Euro Corporate Bonds Fossil Free (CIG: 0.01%)

      Candriam Fund Sustainable European Equities Fossil Free (0.00%)

     Candriam Impact One (Luxembourg) (NYLIAC: 30.62%)

     Candriam Index Arbitrage (Luxembourg) (0.00%)

     Candriam L (Luxembourg) (CIG: .01%)

      Candriam L Alternative Multi-Strategies (CIG: 0.04%)

      Candriam L Balanced Asset Allocation (0.00%)

      Candriam L Conservative Asset Allocation (0.00%)

      Candriam L Dynamic Asset Allocation (CIG: .15%)

      Candriam L Multi-Asset Income (0.00%)

      Candriam L Multi-Asset Income & Growth (CIG: 0.01%)

     Candriam Long Short Credit (0.00%)

     Candriam M (CIG: 12.69%)

      Candriam M Impact Finance (CIG: 12.69%)

     Candriam Money Market (Luxembourg) (CIG: 0.32%)

      Candriam Money Market Euro (CIG: 0.15%)

Candriam Money Market Euro AAA (0.56%)

      Candriam Money Market USD Sustainable (CIG: 0.01%)

Candriam Patrimoine Obli-Inter (France) (0.00%)

Candriam Private Assets (NYLIAC: 78.74%)

  Candriam Private Assets – Kartesia Credit (NYLIAC: 78.74%)

     Candriam Risk Arbitrage (Luxembourg) (CIG: 9.03%)

     Candriam Sustainable (Luxembourg) (CIG: 0.01%)

      Candriam Sustainable Bond Emerging Markets (0.00%)

      Candriam Sustainable Bond Euro (0.00)

      Candriam Sustainable Bond Euro Corporate (0.00%)

      Candriam Sustainable Bond Euro Short Term (0.00%)

      Candriam Sustainable Bond Global (CIG: 0.04%)

      Candriam Sustainable Bond Global High Yield (0.00%)

      Candriam Sustainable Bond Impact (NYLIAC: 5.89%)

      Candriam Sustainable Defensive Asset Allocation (CIG: 0.01%)

      Candriam Sustainable Equity Children (CIG: 0.01%)

      Candriam Sustainable Equity Circular Economy (0.00%)

      Candriam Sustainable Equity Climate Action (0.00%)

      Candriam Sustainable Equity Emerging Markets (0.00%)

      Candriam Sustainable Equity Emerging Markets Ex-China (CIG: 0.01%)

      Candriam Sustainable Equity EMU (0.00%)

      Candriam Sustainable Equity Europe (0.00%)

      Candriam Sustainable Equity Europe Small & Mid Caps (CIG: 0.01%)

      Candriam Sustainable Equity Future Mobility (CIG: 0.01%)

      Candriam Sustainable Equity Japan (0.00%)

      Candriam Sustainable Equity Quant Europe (0.00%)

      Candriam Sustainable Equity US (CIG: 0.01%)

      Candriam Sustainable Equity Water (CIG: 90.07%)

      Candriam Sustainable Equity World (0.00%)

Candriam Sustainable Money Market Euro (0.00%)

     Candriam World Alternative (Luxembourg) (CIG: 12.67%)

      Candriam World Alternative Alphamax (CIG: 12.69%)

     Cleome Index (Luxembourg) (0.00%)

      Cleome Index EMU Equities (0.00%)

Cleome Index Euro Corporate Bonds (0.00%)

Cleome Index Euro Government Bonds (0.00%)

Cleome Index Euro Long Term Bonds (0.14%)

Cleome Index Euro Short Term Bonds (CIG: 0.01%)

Cleome Index Europe Equities (0.00%)

Cleome Index USA Equities (0.00%)

Cleome Index World Equities (CIG: 0.01%)

     NYLI GF (Luxembourg) (NYLIMH: 16.15%; NYLIAC: 27.51; CIG: 0.01%)

      NYLI GF AUSBIL Global Essential Infrastructure (NYLIMH: 12.10%; NYLIAC: 49.20%)

      NYLI GF AUSBIL Global Small Cap (NYLIMH: 98.80%; CIG: .02%)

      NYLI GF US High Yield Corporate Bonds (NYLIMH: 0.00%; CIG: .04%)

     Paricor (Belgium) (CIG: 0.07%)

      Paricor Patrimonium (Belgium) (CIG: 0.07%)

     IndexIQ (CIG: .48%)

      IndexIQ Factors Sustainable Corporate Euro Bond (CIG: .48%)

IndexIQ Factors Sustainable Europe Equity (CIG: .61%)

   IndexIQ Factors Sustainable Japan Equity (CIG: .27%)

CGH UK Acquisition Company Limited (UK)

Tristan (Holdings) Limited (UK) (individual owns 100% of the entity)

EPISO 3 Feeder (GP) Limited (Scotland) (40%)

EPISO 3 Feeder LP (Scotland)

Tristan Equity Partners (GP) Limited (UK)

Tristan Equity Partners LP (UK)

 Tristan Capital Partners Holdings Limited (“TCPH”) (England & Wales) (80%) (Tristan Equity Partners LP: 20%)

  EPISO 3 Co-Investment (GP) Limited (Scotland)

   EPISO 3 Co-Investment LP (Scotland)

  TIPS One Co-Investment GP Sarl (Luxembourg)

   TIPS Co-Investment SCSp (Luxembourg)

  TCP Incentive Partners (GP) Sarl (Luxembourg)

   TCP Incentive Partners SCSp (Luxembourg)

  TCP Co-Investment (GP) Sarl (Luxembourg)

   TCP Co-Investment SCSp (Luxembourg)

    CCP III Co-Investment (GP) Limited (Scotland)

     CCP IV Co-Investment LP (Scotland)

     EPISO 4 Co-investment LLP (United Kingdom)

      EPISO 4 (GP) LLP (United Kingdom)

EPISO 4 Incentive Partners LLP (England & Wales)(4.7%)(18 Individual members and three corporate members)

CCP 5 Co-Investment LLP (England & Wales)(100%) (TCPH and TCP Co-Investment SCSp – Designated Members)

   Tristan Capital Limited (England & Wales) (100%)

    Tristan Capital Partners LLP (England & Wales)(80%; CGH: 0.5%; 19% other members)(25 individual members)

     CCP III (GP) LLP (England & Wales)(50%)

     CCP III Incentive Partners (GP) Limited (Scotland)

      CCP III Incentive Partners LP (Scotland)

     Curzon Capital Partners III (GP) Limited (England & Wales)

CCP III (GP) LLP (England & Wales)(99%, 1% held by TCP LLP)

Curzon Capital Partners III LP (LUX)

     Curzon Capital Partners IV GP Limited (United Kingdom)

CCP IV (GP) LLP (United Kingdom) (99%, 1% held by TCP LLP)

       Curzon Capital Partners IV LP (United Kingdom)

        Curzon Capital Partners IV S.a.r.l. (LUX)

         CCP IV Bolt FinCo S.a.r.l. (LUX)

        CCP IV IREF 1 Holding Sarl (LUX)

         CCP IV IREF 1 (ITA)

        CCP IV Bolt 1 Sarl (LUX)

         Stratford City Offices Jersey Unit

          Bolt Nominee 1 Limited (UK)

          Bolt Nominee 2 Limited (UK)

        CCP IV Bolt 2 Sarl (LUX)

        CCP IV Erneside Holding Sarl (LUX)(99.99976%)

        CCP IV France Investments Sarl (LUX)

         OPPCI CCP IV France Investments (FRA)

          SCI Escape Cordeliers (FRA)(1 share held by CCPIV France Investment Sarl)

         The Forum, Solent, Management Company Limited (UK)

         SBP Management Limited (UK)(27.83%)

        CCP IV (GP) S.á.r.l. (LUX)

        CCP IV Keirin Luxembourg S.á.r.l. (LUX)

         CCP IV SCSp (LUX)(74%)

          Keirin Holding S.á.r.l. (LUX)

           CCP IV UK Holding S.á.r.l. (LUX)

            Cardiff Gate RP Limited (LUX)

            Rotherham Foundry RP Limited (LUX)

            Warrington Riverside RP Limited (LUX)

            Birmingham Ravenside RP Limited (LUX)

            Walsall Bescot RP Limited (LUX)

            RW Sofas Limited (LUX)

            Bangor Springhill RP Limited (LUX)

     EPISO 3 Incentive Partners (GP) Limited (Scotland)

      EPISO 3 Incentive Partners LP (Scotland)

     EPISO 3 (GP) LLP (United Kingdom) (64%)

      European Property Investors Special Opportunities 3 LP (UK)

       EPISO 3 L.P. (UK)

        EPISO 3 Luxembourg Holding S.a.r.l. (LUX)

         EPISO 3 Wave Holding S.a.r.l. (LUX)

     EPISO 4 (GP) II Sarl (Luxembourg)

      EPISO 4 Student Housing SCSp (Luxembourg)

     EPISO 4 (GP) LLP (United Kingdom)

      European Property Investors Special Opportunities 4 LP (UK)

       EPISO 4 Caeser Holding Sarl (LUX)

        Trophy Value Added Fund (Italy)(74.15%)

       EPISO 4 Luxembourg Holding Sarl (LUX)

         EP Office 1 Spzoo (POL)

         EP Office 2 Spzoo (POL)

         EP Retail Spzoo (POL)

         EP Apartments Spzoo (POL)

         EP Hotel Spzoo (POL)

        EPISO 4 Twilight GP Limited (UK)

         EPISO 4 Twilight LP (UK)

          Twilight Ireland PRS Properties Eclipse DAC (IRL)

        EPISO 4 West Holding Sarl (LUX)(97.5%)

         EPISO 4 Antrim Sarl (LUX)

         EPISO 4 Banbridge Sarl (LUX)

        EPISO 4 France Investments Sarl (LUX)(90%)

         OPPCI EPISO 4 France Investments (FRA)(1share held by SCI VDF)

          SAS VDF (FRA)

           SCI VDF (FRA)

        EPISO 4 Switch Holding S.a.r.l. (LUX)
         E4 Switch Norway AS (Norway) (80%)

        EPISO 4 Pilgrim Holding S.a.r.l. (Luxembourg)

         TP Property S.a.r.l. (LUX)

          TB Property (Plymouth) Limited (England&Wales)

          TB Property Developments (Plymouth) Limited (England&Wales)

        EPISO 4 Lynx Holding S.a.r.l. (LUX) (97.6%)

         EPISO 4 Lynx S.a.r.l. (LUX)

         EPISO 4 Lynx Marketing S.a.r.l. (LUX)

     CCP 5 Pool Partnership GP Limited (Jersey)

      CCP 5 Pool Partnership SLP (Jersey)

     CCP 5 GP LLP (United Kingdom) (80%)

      Curzon Capital Partners 5 Long-Life LP (United Kingdom)

       CCP 5 (GP) S.a.r.l. (Luxembourg)

        Curzon Capital Partners 5 Long-Life SCA SICAV-SIF (United Kingdom)

         CCP 5 Jersey Fragco 1 Limited (Jersey)

         CCP 5 Jersey Fragco 2 Limited (Jersey)

         CCP 5 Jersey Fragco 3 Limited (Jersey)

         CCP 5 Jersey Fragco 4 Limited (Jersey)

         CCP 5 Jersey Fragco 5 Limited (Jersey)

         CCP 5 Jersey Fragco 6 Limited (Jersey)

         CCP 5 Jersey Fragco 7 Limited (Jersey)

         CCP 5 Jersey Fragco 8 Limited (Jersey)

         CCP 5 Jersey Fragco 9 Limited (Jersey)

         CCP 5 Jersey Fragco 10 Limited (Jersey)

         CCP 5 Jersey Fragco 11 Limited (Jersey)

         CCP 5 Long-Life Luxembourg S.á.r.l. (Luxembourg)

     CCP 5 LL GP Sárl (Luxembourg)

      Curzon Capital Partners 5 Long Life SCSp (Luxembourg)

     EPISO 5 Incentive Partners GP Limited (Jersey)

      EPISO 5 Incentive Partners SLP (Jersey)

     EPISO 5 (GP) Sárl (Luxembourg)

      European Property Investors Special Opportunities 5 LP (Luxembourg)

       EPISO 5 Luxembourg Holding S.á.r.l. (Luxembourg)

        EPISO 5 Portfolio GP S.á.r.l. (Luxembourg)

         EPISO 5 Silver JV SCSp (Luxembourg)

          Sterling Square Holdings S.á.r.l. (Luxembourg)

      European Property Investors Special Opportunities 5 SCSp-SICAV-SIF (Luxembourg)

      EPISO 5 Co-Investment SCSp (Luxembourg)

     EPISO 6 UK Portfolio GP Limited (UK) (“EPISO6UK”)

     EPISO 6 (GP) S.á.r.l. (Luxembourg)

      EPISO 6 Co-Investment SCSp (Luxembourg)

European Property Investors Special Opportunities 6 SCSp SICAV-SIF (Luxembourg)

       E6 France Investments FPS-SICAV (France) (90.79%)

EPISO 6 UK Investment Holdings Limited (Jersey) (64%) (“EPISO6”)

        EPISO 6 Pegasus Holding Limited (UK) (100%)

         Pegasus Investment Partners LLP (formerly Pegasus Affordable Housing LLP) (UK) (97.5%)

          Pegasus Affordable Limited (UK)

           Zen Housing Limited (UK)

           Zen Housing Investments Ltd. (UK)

           Zen Housing 2 Ltd. (UK)

           Zen Rented Ltd. (UK)

        EPISO 6 Waterfall Top Holdings Limited (England&Wales) (64%)

         EPISO 6 Waterfall LP (England&Wales) (64%)

          Waterfall HoldCo Limited (England&Wales)

           Waterfall PropCo Limited (England&Wales)

            Bury South Management Company Limited (England&Wales) (39%)

            Crossway Management Company Limited (England&Wales) (16%)

            Turbine Management Company Limited (England&Wales) (21%)

        EPISO 6 Phoenix JV LLP (UK) (EPISO6UK: 50%; EPISO6: 50%)

         Phoenix Core Holdco Limited (UK)

          Phoenix Core Propco Limited (UK) (“CorePropco”)

           Cody TP Management Company Limited (CorePropco- GP Guarantor 100%, DevCo- Guarantor)

       EPISO 6 Luxembourg Holding S.á.r.l. (LUX)

        Phoenix Development Holding S.á.r.l. (LUX) (99%, TP: 1%)

         Phoenix DevCo S.ár.l. (LUX) (“DevCo”)

        EPISO 6 Spectre JV S.á.r.l. (LUX)

         EPISO 6 Spectre 1 Holding S.á.r.l. (Luxembourg)

         EPISO 6 Spectre 2 Holding S.á.r.l. (Luxembourg)

         EPISO 6 Spectre 3 Holding S.á.r.l. (Luxembourg)

        EPISO 6 Curado Holding S.á.r.l. (Luxembourg)

         Claybrook, S.L. (Spain) (90%)

         Barnfield Spain, S.L. (Spain)

        EPISO 6 Macbeth Holding S.á.r.l. (Luxembourg)

         Macbeth 4 SRL (Belgium)

         Montague 1 Sárl (LUX)

        EPISO 6 Moomin Holding Sárl (LUX)

        EPISO 6 Siem Holding Sárl (LUX) (85%)

         EPISO 6 Siem Sárl (LUX)

        EPISO 6 Emerald Holdings S.á.r.l. (LUX) (96%)

         BCRE Leipzig Wohnen Nord B.V.

         BCRE Leipzig Wohnen Ost B.V.

         BCRE Leipzig West Ost B.V.

         TAG Leipzig-Immobilien GmbH

        EPISO 6 Platinum Holding S.á.r.l. (Luxembourg)

         Frankfurt Wohnland GmbH (Germany)

        EPISO 6 MB Holding S.á.r.l. (Luxembourg) (90%)

         MB Property 1 S.á.r.l. (Luxembourg)

        Hella Acquico GP S.á.r.l. (Luxembourg)

         Hella Acquico GP SCSp (Luxembourg)

        Hella Holding S.á.r.l. (96%) (Luxembourg)

         H Main Holding S.á.r.l. (Luxembourg)

          H Main 1 S.á.r.l. (Luxembourg)

          H Main 2 S.á.r.l. (Luxembourg)

          H Main 3 S.á.r.l. (Luxembourg)

          H Main 4 S.á.r.l. (Luxembourg)

          H Main 5 S.á.r.l. (Luxembourg)

          H Main 6 S.á.r.l. (Luxembourg)

          H Main 7 S.á.r.l. (Luxembourg)

        EPISO 6 Nexus Holding S.á.r.l. (Luxembourg)

         Aventos Eta Investment GmbH

         EPISO 6 Nexus MidCo S.á.r.l. (Luxembourg)

        EPISO 6 Manor GP S.á.r.l. (Luxembourg)

         EPISO 6 Manor JV SCSp (Luxembourg)

          EPISO 6 Manor Holding S.á.r.l. (Luxembourg)

           Manor Property S.á.r.l. (Luxembourg)

           Manor Devco Limited (UK)

        EPISO 6 Northface Holding S.á.r.l. (Luxembourg)

         Northface 1 S.á.r.l. (Luxembourg)

         Northface 2 S.á.r.l. (Luxembourg)

         Northface 3 Fixtures S.á.r.l. (Luxembourg)

       EPISO 6 Panther Co-Investment SCSp (Jersey) (92.15%)

EPISO 6 Panther (Jersey) GP Limited (Jersey) (90%)

         EPISO 6 Panther (Jersey) JV SLP (Jersey)

          EPISO 6 Panther (Jersey) Holdco Limited (Jersey)

           EPISO 6 Panther Property Limited (Jersey)

            Point A Hotels (Web) Limited (UK)

             Point A Hotels Limited (UK)

            Raag St. Andrew Hotel Limited (UK)

             Patrizia Hanover (St. Andrew) PUT (Jersey)

            Raag Hotels Limited (Jersey)

             QMK Pub Westminster Limited (UK)                       RAAG OBS Limited (Jersey)

              QMK OBS Limited (IRL)

             Raag Dublin Limited (Jersey)

              QMK Dublin Limited (IRE)

             Raag Kensington Holdings Limited (Jersey)

              Raag Kensington Hotel Limited (Jersey)

               QMK Kensington Limited (UK)

             Raag Westminster Holdings Limited (Jersey)

              Raag Westminster Hotel Limited (jersey)

               QMK Westminster Limited (UK)

             Raag Liverpool Street Holdings Limited (Jersey)

              Raag Liverpool Street Hotel Limited (Jersey)

               QMK Liverpool Street Limited(UK)

             Raag Kings Cross Holdings Limited (Jersey)

              Raag Kings Cross Hotel Limited (Jersey)

               QMK KX Limited (UK)

             Raag Paddington Holdings Limited (Jersey)

              Raag Paddington Hotel Limited (Jersey)

               QMK Paddington Limited (UK)

             Raag Canary Wharf Limited (Jersey)

              QMK Canary Wharf Limited (UK)

             Raag Shoreditch Limited (Jersey)

              QMK Shoreditch Limited (UK)

             Raaag Aberdeen (Jersey)

             QMK Management Limited (UK)

      EPISO 6 Panther Co-Investment (GP) S.à.r.l. (Luxembourg)

       EPISO 6 Tiger Co-Investment SCSp (Luxembourg)

      EPISO 6 Tiger GP Limited (UK)

       EPISO 6 Tiger JV LLP (UK)

        EPISO 6 Tiger Hotels Limited (UK)

         easyHotel Limited (UK)

          easyHotel Top Holdco Limited (UK)

           easyHotel New UK Mezz Holdco Limited (UK)

            easyHotel New UK Parent Holdco Limited (UK)

             easyHotel New UK Master Holdco Limited (UK)

              easyHotel New UK Limited (UK)

               easyHotel Italy Holdings S.R.L. (Italy)

               easyHotel France SAS (France)

                easyHotel Nice Holdings SAS (France)

                 CGH SAS (France)

                  SC Nice Hotel (France) (99%)

                  easyHotel France Paris CDG SAS (France)

                easyHotel France Aubervilliers SAS (France)

                easyHotel France Marseille Opco SAS (France)

                 easyHotel France Marseille Propco SAS (France)

               easyHotel Fira, S.L. (Spain)

                easyHotel Spain S.L. (Spain)

               easyHotel Spain Holdings S.L. (Spain)

                eH Barcelona Meridiana OpCo S.L. (Spain)

                easyHotel Barcelona Maridiana PropCo S.L. (Spain)

                eH Alicante OpCo S.L. (Spain)

                easyHotel Alicante PropCo S.L. (Spain)

                eH Valencia OpCo S.L. (Spain)

                easyHotel Valencia PropCo S.L. (Spain)

                eH Madrid Fleta OpCo S.L. (Spain)                         easyHotel Spain Madrid Fleta PropCo S.L. (Spain)

               easyHotel Ireland HoldCo Limited (Ireland)

                easyHotel Ireland Limited (Ireland)

               easyHotel UK Holdings Limited (UK)

                easyHotel Birmingham Limited (UK)

                easyHotel Ipswich Limited (UK)

                easyHotel Milton Keynes Limited (UK)

                easyHotel Leeds Limited (UK)

                easyHotel Cardiff Limited (UK)

                easyHotel Liverpool Limited (UK)

                easyHotel Manchester Limited (UK)

                easyHotel Sheffield Limited (UK)

                easyHotel Glasgow Limited (UK)

                easyHotel Shoreditch Limited (UK)

                easyHotel Croydon Limited (UK)

               easyHotel BidCo No. 1 Limited (UK)

                easyHotel BidCo No. 2 Limited (UK)

                 Benelux Budget Hotel Holding (BBHH) B.V. (Netherlands

                  Benelux Budget Hotel Management (BBHM) B.V. (Netherlands)

                  AMSCCS Hotel B.V. (Netherlands)

                    Benelux Hotel Exploitatie 1 B.V.

                  DHCC Hotel B.V. (Netherlands)

                   Benelux Hotel Exploitatie II B.V. (Netherlands)

                  RDCC Hotel B.V. (Netherlands)

                   Benelux Hotel Exploitatie III B.V. (Netherlands)

                  AMSAB Hotel B.V. (Netherlands)

                   Benelux Hotel Exploitatie 4 B.V. (Netherlands)

                  Benelux Hotel Exploitatie 6 B.V. (Netherlands)

                  DHSCH Hotel B.V. (Netherlands)

                   Benelux Hotel Exploitatie 7 B.V. (Netherlands)

                  Argent Office.N.V. (Belgium)

                  BHRE 4 (Masstricht) B.V. (Netherlands)

                   BHRE 1 B.V. (Netherlands)

                    Benelux Hotel Exploitatie 8 B.V. (Netherlands

                  Benelux Hotel Exploitatie 5 N.V. (Belgium)

               easyHotel Oxford OpCo Limited (UK)

                easyHotel Newcastle OpCo Limited (UK)
     TIPS One Incentive Partners GP Limited (Jersey)

TIPS One Incentive Partners SLP (Jersey)

TIPS One GP Sarl (Luxembourg)

Tristan Income Plus Strategy One SCSp (Luxembourg)

       TIPS One Alpha Holdings Sarl (Luxembourg)

        TIPS One Alpha PV I Sarl (Luxembourg)

     TIPS One Co-Investment GP Sarl (Luxembourg)

      TIPS One Co-Investment SCSp (Luxembourg)

     CCP IV (GP) LLP (England & Wales) (50%)

     Curzon Capital Partners IV (GP) Limited (England & Wales)

     CCP 5 GP LLP (England & Wales)(33%)(2 individual members)

     CCP 5 Pool Partnership GP Limited (Jersey)

      CCP 5 Pool Partnership SLP (Jersey)

     Tristan Capital Partners Asset Management Limited (England & Wales)

      TCP SPAIN, SL (Spain) (64.5%)

      TCP France (France)

      TCP NL BV (Netherlands)

TCP Poland Spolka z ograniczoną odpowiedzialnoscią (Poland)

Tristan Capital Management Company S.à.r.l. (Luxembourg)

     TCP Co-Investment (GP) S.à.r.l. (Luxembourg)

      TCP Co-Investment SCSp (Luxembourg)

German Property Performance Partners Investors Feeder Verwaltungs GmbH (Germany)

     EPISO 4 (GP) S.à.r.l. (Luxembourg)

      EPISO 4 SCSp (Luxembourg)

     EPISO 4 (GP) II S.à.r.l. (Luxembourg)

      EPISO 4 Student Housing SCSp (Luxembourg)

Ausbil Investment Management Limited (Australia) (“AUSBIL”) (81.14%)

 Ausbil Australia Pty. Ltd. (Australia)

 Ausbil Asset Management Pty. Ltd. (Australia)

 Ausbil Global Infrastructure Pty. Limited (Australia) (55%) (45% owned by 4 employees)

  Ausbil Investment Management Limited Employee Share Trust (Australia) (Ausbil: 100%)

  Ausbil Global SmallCap Fund (Australia) (NYLIAC: 23.44%) (no authority to manage fund AUSBIL has sole authority)

  Ausbil Long Short Focus Fund (Australia) (NYLIAC: 28.37%)

  Ausbil CORE Global Listed Infrastructure Fund (NYLIAC: 99.91%) (no authority to manage fund AUSBIL has sole authority)

NYLIFE Distributors LLC (Delaware)

Flatiron RR LLC (Delaware)

Flatiron RR II LLC (Delaware) (NYLInvestors Series A: 100%, Tetragon Credit Income V L.P. Series B: 100%)

Flatiron RR CLO 30 LLC (Delaware)

Flatiron CLO 2013-1-Ltd. (Cayman Islands) (NYL: 0%) (NYLIC: 25% equity)

Flatiron CLO 2015-1 Ltd. (Cayman Islands) (NYL: 0%) (NYL Investors Approx. 59.155% Equity)

Flatiron CLO 17 Ltd. (Cayman Islands) (NYL: 0%) (NYLIC: 4.09% debt, NYL Investors 54% equity)

Flatiron CLO 18 Ltd. (Cayman Islands) (NYL: 0%) (NYL Investors 100% Equity)

Flatiron CLO 19 Ltd. (Cayman Islands) (NYL: 0%)

Flatiron CLO 20 Ltd. (Cayman Islands) (NYL: 0%) (NYL Investors 62% Equity)

Flatiron CLO 21 Ltd. (Cayman Islands) NYL: 0%)

Flatiron RR CLO 22 LLC (Cayman Islands) NYL: 0%)

Flatiron CLO 24 Ltd. (Cayman Islands) NYL: 0%)

Flatiron CLO 25 Ltd. (Cayman Islands) (NYL: 0%)

Flatiron CLO 26 Ltd. (Jersey) (NYL: 0%)

Flatiron CLO 23 LLC (Delaware)

Flatiron RR CLO 27 Ltd. (Cayman Islands) (NYL: 0%)

Flatiron CLO 28 Ltd. (Cayman Islands) (NYL: 0%)

Flatiron RR LLC, Manager Series (Delaware Series LLC) (Series A)

Flatiron RR LLC, Retention Series (Delaware Series LLC) (Series B)

Flatiron CLO 29 Ltd.

Flatiron RR CLO 30 Ltd. (Cayman Islands) NYL: 0%)

Flatiron CLO 31 Ltd.

Flatiron CLO 32 Ltd.

Flatiron CLO 33 Ltd.

Flatiron CLO 34 Ltd. NYL Investors 70% (equity)

Stratford CDO 2001-1 Ltd. (Cayman Islands)

NYLIFE LLC (Delaware)

Eagle Strategies LLC (Delaware)

New York Life Capital Corporation (Delaware)

New York Life Trust Company (New York)

NYLIFE Securities LLC (Delaware)

NYLINK Insurance Agency Incorporated (Delaware)

Silver Spring, LLC (Delaware)

 Silver Spring Associates, L.P. (Pennsylvania)

SCP 2005-C21-002 LLC (Delaware)

SCP 2005-C21-003 LLC (Delaware)

SCP 2005-C21-006 LLC (Delaware)

SCP 2005-C21-007 LLC (Delaware)

SCP 2005-C21-008 LLC (Delaware)

SCP 2005-C21-009 LLC (Delaware)

SCP 2005-C21-017 LLC (Delaware)

SCP 2005-C21-018 LLC (Delaware)

SCP 2005-C21-021 LLC (Delaware)

SCP 2005-C21-025 LLC (Delaware)

SCP 2005-C21-031 LLC (Delaware)

SCP 2005-C21-036 LLC (Delaware)

SCP 2005-C21-041 LLC (Delaware)

SCP 2005-C21-043 LLC (Delaware)

SCP 2005-C21-044 LLC (Delaware)

SCP 2005-C21-048 LLC (Delaware)

SCP 2005-C21-061 LLC (Delaware)

SCP 2005-C21-063 LLC (Delaware)

SCP 2005-C21-067 LLC (Delaware)

SCP 2005-C21-069 LLC (Delaware)

SCP 2005-C21-070 LLC (Delaware)

NYMH-Ennis GP, LLC (Delaware)

 NYMH-Ennis, L.P. (Texas)

NYMH-Freeport GP, LLC (Delaware)

 NYMH-Freeport, L.P. (Texas)

NYMH-Houston GP, LLC (Delaware)

 NYMH-Houston, L.P. (Texas)

NYMH-Plano GP, LLC (Delaware)

 NYMH-Plano, L.P. (Texas)

NYMH-San Antonio GP, LLC (Delaware)

 NYMH-San Antonio, L.P. (Texas)

NYMH-Stephenville GP, LLC (Delaware)

 NYMH-Stephenville, L.P. (Texas)

NYMH-Taylor GP, LLC (Delaware)

 NYMH-Taylor, L.P. (Texas)

NYMH-Attleboro MA, LLC (Delaware)

NYMH-Farmingdale, NY LLC (Delaware)

NYLMDC-King of Prussia GP, LLC (Delaware)

 NYLMDC-King of Prussia Realty, LP (Delaware)

Country Place LP (Delaware)

 Country Place JV LLC (Delaware)

REEP-MF Salisbury Square Tower One TAF LLC (Delaware) (NYLIC: 95.5%; NYLIAC: 0.5%)

 REEP-DRP Salisbury Square Tower One TAB JV LLC (LLC: 80%)

  Salisbury Square Tower One LLC (Delaware)

REEP-MF Salisbury Square Tower Two TAF LLC (Delaware) (inactive)

REEP-MF Salisbury Square TAF LLC (Delaware) (inactive)

REEP-IND MCP WEST NC LLC (Delaware)

Cumberland Properties LLC (Delaware)

NYLife Real Estate Holdings LLC (Delaware)

 Huntsville NYL LLC (Delaware)

REEP-IND Forest Park NJ LLC (Delaware)

 FP Building 4 LLC (Delaware)

 FP Building 1-2-3 LLC (Delaware)

 FP Building 17, LLC (Delaware)

 FP Building 20, LLC (Delaware)

 FP Mantua Grove LLC (Delaware)

 FP Lot 1.01 LLC (Delaware)

REEP-IND NJ LLC (Delaware)

 NJIND JV LLC (Delaware) (93%)

  NJIND Hook Road LLC (Delaware)

  NJIND Bay Avenue LLC (Delaware)

  NJIND Bay Avenue Urban Renewal LLC (Delaware)

  NJIND Corbin Street LLC (Delaware)

REEP-MF Cumberland TN LLC (Delaware)

 Cumberland Apartments, LLC (Tennessee)

REEP-MF Marina Landing WA LLC (Delaware)

 REEP-SP Marina Landing LLC (Delaware) (98%)

 REEP-MF Woodridge IL LLC (Delaware)

 REEP-RTL SASI GA LLC (Delaware)

 REEP-RTL Bradford PA LLC (Delaware)

 REEP-RTL CTC NY LLC (Delaware)

  5005 LBJ Tower LLC (Delaware) (97%)

 REEP-OFC/RTL MARKET ROSS TX LLC (Delaware)

  MARKET ROSS TX JV LLC (Delaware) (98.7%)

   MARKET ROSS TX GARAGE OWNER LLC (Delaware)

   MARKET ROSS TX OFFICE OWNER LLC (Delaware)

   MARKET ROSS TX RETAIL OWNER LLC (Delaware)

 REEP-OFC Mallory TN LLC (Delaware)

  3665 Mallory JV LLC (Delaware) (90.9%)

REEP-OFC WATER RIDGE NC LLC (Delaware)

REEP-OFC 2300 Empire LLC (Delaware)

REEP-MF Wynnewood PA LLC (Delaware)

 Wynnewood JV LLC (Delaware) (100%)

REEP-MU Fayetteville NC LLC (100%) (Delaware)

 501 Fayetteville JV LLC (85%) (Delaware)

  501 Fayetteville Owner LLC (Delaware) (100%)

REEP-MU SOUTH GRAHAM NC LLC (Delaware)

 401 SOUTH GRAHAM JV LLC (Delaware) (90%)

  401 SOUTH GRAHAM OWNER LLC (Delaware)

REEP-IND COMMERCE CITY CO LLC (Delaware)

 REEP-BRENNAN COMMERCE CITY JV LLC (Delaware)

REEP-OFC Mass Ave MA LLC (Delaware)

REEP-MF FARMINGTON IL LLC (Delaware)

 REEP-MARQUETTE FARMINGTON JV LLC (Delaware) (90%)

  REEP-MARQUETTE FARMINGTON OWNER LLC (Delaware)

REEP-MF BELLEVUE STATION WA LLC (Delaware)

 REEP-LP BELLEVUE STATION JV LLC (Delaware) (86.15%)

REEP-HINE ENCLAVE POINT AZ LLC (Delaware)

 REEP-HINES ENCLAVE POINT JV LLC (Delaware) (50%)

REEP-MF WILDHORSE RANCH TX LLC (Delaware

 REEP-WP WILDHORSE RANCH JV LLC (Delaware)

REEP-IND ROMULUS MI LLC (Delaware)

 REEP-NPD ROMULUS JV LLC (87.14%)

REEP-IND ROMULUS MI II LLC (Delaware)

 REEP-NPD ROMULUS II AND III JV LLC (75.22%)

REEP-NPD Romulus II AND III JV B4 OWNER LLC (Delaware)

REEP-NPD Romulus II AND III JV B5 OWNER LLC (fka REEP-NPD Romulus II JV LLC) (Delaware)

REEP-MF SOUTH MAIN TX LLC (Delaware) (100%)

 REEP-AO SOUTH MAIN JV LLC (Delaware) (99.99%)

  REEP-AO SOUTH MAIN OWNER LLC (Delaware) (100%)

2015 DIL PORTFOLIO HOLDINGS LLC (Delaware) (NYLIC: 100%)

 PA 180 KOST RD LLC (Delaware)

Cortlandt Town Center LLC (Delaware)

REEP-ADC GA LLC (Delaware)

REEP-WP ART TOWER JV LLC (Delaware)

REEP-1250 Forest LLC (Delaware)

REEP-HZ SPENCER LLC (Delaware)

REEP-IND 10 WEST AZ LLC (Delaware)

REEP-IND 4700 Nall TX LLC (Delaware)

REEP-IND Aegean MA LLC (Delaware)

REEP-IND Alpha TX LLC (Delaware)

REEP-IND MCP VIII NC LLC (Delaware)

REEP-IND CHINO CA LLC (Delaware)

REEP-IND FRANKLIN MA HOLDER LLC (Delaware)

REEP-IND FREEDOM MA LLC (Delaware)

REEP-IND Fridley MN LLC (Minnesota)

REEP-IND Kent LLC (Delaware)

REEP-IND LYMAN MA LLC (Delaware)

REEP- IND MCP II NC LLC (Delaware)

REEP- IND MCP IV NC LLC (Delaware)

REEP- IND MCP V NC LLC (Delaware)

REEP- IND MCP VII NC LLC (Delaware)

REEP-INC MCP III OWNER NC LLC (Delaware)

REEP-IND MCP West NC LLC (Delaware)

REEP-IND STANFORD COURT LLC (Delaware)

 REEP-IND STANFORD COURT CA LLC (Delaware)

REEP-IND Valley View TX LLC (Delaware)

REEP-IND Valwood TX LLC (Delaware)

REEP-MF 960 East Paces Ferry GA LLC (Delaware)

REEP-MF 960 EPF Opco GA LLC (Delaware)REEP-MF Emblem DE LLC (Delaware)

REEP-MF Gateway TAF UT LLC (Delaware) (NYLIC: 99%, NYLIAC: 1%)

 REEP-WP Gateway TAB JV LLC (Delaware) (LLC: 99%, NYLIAC: 1%)

REEP-MF Mount Laurel NJ LLC (Delaware)

REEP-MF NORTH PARK CA LLC (Delaware)

REEP-AVERY OWNER LLC (Delaware)

REEP-MF One City Center NC LLC (Delaware)

REEP-MF Wallingford WA LLC (Delaware)

REEP-MF STEWART AZ OLDER LLC (Delaware)

REEP-MF STEWART AZ (Delaware)

REEP-OFC Aspect OR LLC (Delaware) (NYLIC: 37%, NYLIAC: 63%)

REEP-OFC Bellevue WA LLC (Delaware)

REEP-OFC Financial Center FL LLC (Delaware)

REEP-OFC WATER RIDGE NC HOLDCO LLC (Delaware)

REEP-OFC ONE WATER RIDGE NC LLC (Delaware)

REEP-OFC TWO WATER RIDGE NC LLC (Delaware)

REEP-OFC FOUR WATER RIDGE NC LLC (Delaware)

REEP-OFC FIVE WATER RIDGE NC LLC (Delaware)

REEP-OFC SIX WATER RIDGE NC LLC (Delaware)

REEP-OFC SEVEN WATER RIDGE NC LLC (Delaware)

REEP-OFC EIGHT WATER RIDGE NC LLC (Delaware)

REEP-OFC NINE WATER RIDGE NC LLC (Delaware)

REEP-OFC TEN WATER RIDGE NC LLC (Delaware)

REEP-OFC ELEVEN WATER RIDGE NC LLC (Delaware)

REEP-MF FOUNTAIN PLACE MN LLC (Delaware)

 REEP-MF FOUNTAIN PLACE LLC (Delaware)

REEP-MF Park-Line FL LLC (Delaware)

REEP-OFC 2300 Empire CA LLC (Delaware)

REEP-IND 10 WEST II AZ LLC (Delaware)

REEP-RTL Flemington NJ LLC (Delaware)

REEP-RTL Mill Creek NJ LLC (Delaware)

REEP-RTL NPM GA LLC (Delaware)

REEP-OFC 515 Post Oak TX LLC (Delaware) (NYLIC: 65%, NYLIAC: 35%)

REEP-RTL DTC VA LLC (Delaware) (NYLIC: 39%, NYLIAC: 61%)

REEP-RTL DTC-S VA LLC (Delaware) (NYLIC: 37%, NYLIAC: 63%)

REEP-OFC 410 TOWNSEND CA LLC (Delaware)

REEP-OFC 410 TOWNSEND LLC (Delaware)

REEP-2023 PH 5 LLC (Delaware) name change to Madison-LPP Kernersville GP LLC

REEP-2023 PH 6 LLC (Delaware) name change to Madison-LPP Kernersville LP

REEP-2023 PH 7 LLC (Delaware)

REEP-2023 PH 8 LLC (Delaware) name change to Madison-SS Kernersville QRS, Inc

REEP-OFC 600 TOWNEND LLC (Delaware)

REEP-OFC 600 TOWNSEND CA LLC (Delaware)

REEP-OFC 1341 G DC LLC (Delaware) (NYLIC: 65%, NYLIAC: 35%)

REEP-OFC 1030 15NM DC LLC (Delaware) (NYLIC: 65%, NYLIAC: 35%)

REEP-OFC 1111 19NW DC LLC (Delaware) (NYLIC: 63.826087%, NYLIAC: 36.173913%)

REEP 220 NW Owner LLC (Delaware)

REEP-OFC 1341 G DC LLC (Delaware) (NYLIC: 65%; NYLIAC: 35%)

REEP-OFC 1030 15NW DC LLC (Delaware) (NYLIC: 65%; NYLIAC: 35%)

REEP-OFC 1111 19NW DC LLC (Delaware) (NYLIC: 63.826087%; NYLIAC: 36.173913%)

REEP-OFC 30 WM IL LLC (Delaware)

REEP-SS Marshfield LLC (Delaware)

 REEP-LLP Marshfield JV LLC (Delaware)

REEP-SS Vallejo LLC (Delaware)

REEP-OFC 353 Sacramento LLC (Delaware)

 REEP-Royal 353 Sacramento JV LLC (Delaware)

REEP-MF Reno LLC (Delaware) (formed 4.16.2025)

REEP-NPD Romulus II AND III JV LLC (Delaware)

REEP-NPD Romulus II AND III JV B4 OWNER LLC (Delaware)

REEP-NPD Romulus II AND III JV B5 OWNER LLC (fka REEP-NPD Romulus II JV LLC) (Delaware)

REEP-OFC 757 Third Avenue NY LLC (Delaware)

REEP-OFC 260 Sheridan JV CA LLC (Delaware)

 REEP-OFC 260 Sheridan JV Owner CA LLC (Delaware)

REKA 51M HOLDINGS, LLC (Delaware)

NJIND Raritan Center LLC (Delaware)

NJIND Talmadge Road LLC (Delaware)

NJIND Melrich Road LLC (Delaware)

FP Building 18, LLC (Delaware)

FP Building 19, LLC (Delaware)

Summitt Ridge Apartments, LLC (Delaware)

PTC Acquisitions, LLC (Delaware)

Martingale Road LLC (Delaware)

NYLIC HKP MEMBER LLC (Delaware) (NYLIC-MM: 67.974%, NYLIAC-IM: 32.026%)

 NYLIC HKP VENTURE LLC (Delaware (51%)

  NYLIC HKP REIT LLC (Delaware) (51%)

New York Life Funding (Cayman Islands6)

New York Life Global Funding (Delaware)6

Government Energy Savings Trust 2003-A (GEST) (New York)7

UFI-NOR Federal Receivables Trust, Series 2009B (New York)7

NYLARC Holding Company Inc. (Arizona)6

New York Life Agents Reinsurance Company (Arizona)6

JREP Fund Holdings I, L.P. (12.5%) (Cayman Is.)

Jaguar Real Estate Partners L.P. (30.3%) (Cayman Is.)

REEP-NYL JAG ACQUISITION CO MEMBER LLC (Delaware)

NYLIFE Office Holdings Member LLC (Delaware) (51%)

 NYLIFE Office Holdings LLC (Delaware) (51%)

  NYLIFE Office Holdings REIT LLC (Delaware)

   REEP-OFC DRAKES LANDING CA LLC (Delaware)

   REEP-OFC CORPORATE POINTE CA LLC (Delaware)

   REEP-OFC VON KARMAN CA LLC (Delaware)

   REEP-OFC ONE BOWDOIN SQUARE MA LLC (Delaware)

   REEP-OFC 525 N Tryon NC LLC (Delaware)

6 Control is through a reliance relationship between NYLIC and this entity, not ownership of voting interests.

7 Control is through financial interest or investment management contract, not ownership of voting interests.

    525 Charlotte Office LLC (Delaware) (100%)

   REEP-IMPIC OFC PROMINENCE ATLANTA LLC (Delaware)

Sol Invictus Note Issuer 2021-1 LLC (Delaware)

Veritas Doctrina Note Issuer SPV LLC (Delaware)

Fairview Capital Partners, LLC (Delaware) (49%)

AC 2023 NMTC Investor, LLC (Louisiana) (NYLIC: 79.20%, NYLIAC: 19.80%)

 USB NMTC FUND 20223-6, LLC (Delaware)

NYLIC RLP II, LLC (Delaware)

Phalanx Mortgage Opportunities Trust (Delaware) (NYL: 0%) (Delaware Statutory Trust BNY Trustee)

Phalanx Mortgage Opportunities Trust Manager LLC (Delaware) (NYL: 0%) (Delaware Statutory Trust BNY Trustee)

ITEM 30. INDEMNIFICATION

The NYLIM Group of Funds, which includes NYLIM Funds Trust, NYLIM VP Funds Trust and NYLIM Funds, maintains a joint directors and officers/errors and omissions (“D&O/E&O”) liability insurance policy and joint independent directors liability (“IDL”) insurance policy. The D&O/E&O liability insurance policy covers all of the directors and officers of the NYLIM Group of Funds and the IDL insurance policy covers the independent directors only. Subject to the terms, conditions and retentions of the policies, insured persons are covered for claims made against them while acting in their official capacities with the NYLIM Group of Funds.

Article VII of NYLIM VP Funds Trust’s (“Registrant’s”) Declaration of Trust states as follows:

Section 3. Indemnification.

(a) For purposes of this Section 3 and Section 5 of this Article VII and any related provisions of the By-laws, “Agent” means any Person who is, was or becomes an employee or other agent of the Trust who is not a Covered Person; “Proceeding” means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and “liabilities” and “expenses” include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

Laws:

(b) Subject to the exceptions and limitations contained in this Section, as well as any procedural requirements set forth in the By-Laws

(i) every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;

(ii) every Person who is, has been, or becomes an Agent of the Trust may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been an Agent, and against amounts paid or incurred by him in the settlement thereof;

(iii) every Person who is serving or has served at the request of the Trust as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any Proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having held such Other Position, and against amounts paid or incurred by him in the settlement thereof;

(c) Without limitation of the foregoing and subject to the exceptions and limitations set forth in this Section, as well as any procedural requirements set forth in the By-Laws, the Trust shall indemnify each Covered Person who was or is a party or is threatened to be made a party to any Proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Covered Person, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act.

(d) No indemnification shall be provided hereunder to any Person who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (collectively, “Disabling Conduct”) or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.

(e) With respect to any Proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the Proceeding was brought, no indemnification shall be provided to a Trustee, officer, Agent or other Person unless there has been a dismissal of the Proceeding by the court or other body before which it was brought for insufficiency of evidence of any Disabling Conduct with which such Trustee, officer, Agent or other Person has been charged or a determination that such Trustee, officer, Agent or other Person did not engage in Disabling Conduct:

(i) by the court or other body before which the Proceeding was brought;

(ii) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the Proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial- type inquiry).

(f) The Trust’s financial obligations arising from the indemnification provided herein or in the By-Laws (i) may be insured by policies maintained by the Trust; (ii) shall be severable; (iii) shall not be exclusive of or affect any other rights to which any Person may now or hereafter be entitled; and (iv) shall continue as to a Person who has ceased to be subject to indemnification as provided in this Section as to acts or omissions that occurred while the Person was indemnified as provided herein and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, may be entitled, and other persons may be entitled by contract or otherwise under law.

(g) Expenses of a Person entitled to indemnification hereunder in connection with the defense of any Proceeding of the character described in paragraphs (a) and (b) above may be advanced by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 3; provided, however, that either (i) such Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Person will be found entitled to indemnification under Section 3.

Section 5. Insurance.

The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Person entitled to indemnification from the Trust in connection with any proceeding in which he or she may become involved by virtue of his or her capacity or former capacity entitling him or her to indemnification hereunder.

In addition, each Trustee has entered into a written agreement with the Registrant pursuant to which the Registrant is contractually obligated to indemnify the Trustees to the fullest extent permitted by law and by the Declaration of Trust and By-Laws of the Registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISOR

New York Life Investment Management LLC (“New York Life Investments”) acts as the investment adviser for each series of the following open- end registered management investment companies: NYLIM Funds Trust, NYLIM VP Funds Trust and NYLIM Funds.

The list of officers and directors of New York Life Investment Management LLC, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by New York Life Investment Management LLC (SEC File No: 801-57396).

American Century Investment Management, Inc. – File No. 801-8174

Brown Advisory LLC – File No. 80-38826
Candriam – File No. 801-80510

CBRE Investment Management Listed Real Assets LLC- File No. 801-49083
Dimensional Fund Advisors LP – File No. 801-16283
Epoch Investment Partners, Inc. – File No. 801-63118
FIAM LLC – File No. 801-63658
Janus Henderson Investors US LLC – File No. 801-13991
MacKay Shields LLC – File No. 801-5594
Massachusetts Financial Services Company – File No. 801-17352
Newton Investment Management North America – File No. 801-120501
NYL Investors LLC – File No. 801-78759
Pacific Investment Management Company, LLC – File No. 801-48187
PineStone Asset Management Inc. – File No. 801-122764
Schroder Investment Management North America Inc. – File No. 801-15834
Segall Bryant & Hamill, LLC – File No. 801-47232
Wellington Management Company LLC – File No. 801-15908
Winslow Capital Management LLC – File No. 801-41316

ITEM 32. PRINCIPAL UNDERWRITERS

a. Inapplicable

b. Inapplicable

c. Inapplicable

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are maintained at the offices of New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010, the Registrant, the Manager, the Subadvisors and NYLIFE Distributors LLC. The Registrant, the Manager and NYLIFE Distributors LLC’s address is 30 Hudson Street, Jersey City, New Jersey 07302. The Subadvisors addresses are: American Century Investment Management, Inc., 4500 Main Street, Kansas City, MO 64111; Brown Advisory LLC, 901 South Bond Street, Suite 400, Baltimore, Maryland 21231; Candriam,19-21 route d’Arlon L-8009 Strassen, Luexembourg; CBRE Investment Management Listed Real Assets LLC, 555 Lancaster Avenue, Suite 120; Radnor, PA 19087; Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746; Epoch Investment Partners, Inc., 1 Vanderbilt Avenue, New York, NY 10017; FIAM LLC, 900 Salem Street, Smithfield, RI 02917; Janus Henderson Investors US LLC, 151 Detroit Street, Denver, CO 80206-4805; MacKay Shields LLC, 1345 Avenue of the Americas, New York, NY 10105; Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, Massachusetts 02199; Newton Investment Management North America, BNY Mellon Center, 201 Washington Street, Boston, MA 02108; NYL Investors LLC, 51 Madison Avenue, New York, NY 10010; Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, CA 92660; PineStone Asset Management Inc.,1981 McGill College Avenue, Suite 1600 Montreal, Québec H3A 2Y1; Schroder Investment Management North America Inc., 7 Bryant Park, New York, New York 10018; Segall Bryant & Hamill, LLC, 540 West Madison Street, Suite 1900, Chicago, IL 60661; Wellington Management Company LLC, 280 Congress Street, Boston, MA 02210; and Winslow Capital Management LLC, 4400 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Records relating to the Registrant’s custodian are maintained by JPMorgan Chase Bank, N.A., 383 Madison Avenue, New York, New York 10179.

Records relating to the Transfer Agent of the NYLIM VP Convertible Portfolio – Service 2 Class shares and NYLIM VP Floating Rate Portfolio– Initial and Service Class shares are maintained by DST Asset Manager Solutions, Inc., 2000 Crown Colony Drive, Quincy, MA 02169.

ITEM 34. MANAGEMENT SERVICES.

Inapplicable.

ITEM 35. UNDERTAKINGS.

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) and that it has duly caused this Post-Effective Amendment No. 160 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York in the State of New York, on the 16th day of April, 2026.

NYLIM VP FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 160 to the Registration Statement has been signed by the following persons in the capacities indicated below on the date above.

SIGNATURE	TITLE

/s/ Kirk C. Lehneis	President and Principal Executive Officer
Kirk C. Lehneis

/s/ Naïm Abou-Jaoudé*	Trustee
Naïm Abou-Jaoudé

/s/ Susan B. Kerley*	Trustee
Susan B. Kerley

/s/ David H. Chow*	Trustee
David H. Chow

/s/ Karen Hammond*	Trustee
Karen Hammond

/s/ Adeel Jivraj**	Trustee
Adeel Jivraj

/s/ Alan R. Latshaw*	Trustee
Alan R. Latshaw

/s/ Stephanie Lynch**	Trustee
Stephanie Lynch

/s/ Jacques P. Perold*	Trustee and Chair of the Board
Jacques P. Perold

/s/ Richard S. Trutanic*	Trustee
Richard S. Trutanic

/s/ Jack R. Benintende	Treasurer and Principal Financial and Accounting Officer
Jack R. Benintende

By: /s/ J. Kevin Gao
J. Kevin Gao	Secretary
As Attorney-in-Fact

* Pursuant to Powers of Attorney previously filed. ** Pursuant to Powers of Attorney filed herewith.

Exhibit Index

No.	Exhibit Description
(d)(1)(u)	Amendment to Amended & Restated Management Agreement dated May 1, 2026
(d)(2)(f)	Amendment to Amended & Restated Subadvisory Agreement (Epoch) dated May 1, 2026
(d)(3)(bb)	Amendment to Amended & Restated Subadvisory Agreement (MacKay) dated February 28, 2026
(d)(3)(cc)	Amendment to Amended & Restated Subadvisory Agreement (MacKay) dated May 1, 2026
(d)(9)	Amendment to Amended & Restated Subadvisory Agreement (Candriam) dated November 28, 2025
(d)(14)	Subadvisory Agreement dated (Segall Bryant & Hamill) August 12, 2025
(d)(15)(a)	Amendment to Subadvisory Agreement (American Century Investment Management) dated May 1, 2026
(h)(4)	Amended & Restated Expense Limitation Agreement dated May 1, 2026
(h)(7)	Notice of Contractual Management Fee Waiver Agreement dated May 1, 2026
(h)(8)(dd)	Amendment to Amended & Restated Transfer Agency Agreement dated September 17, 2025
(i)(1)	Opinion of Counsel
(j)(1)	Consent of Independent Registered Public Accounting Firm
(j)(8)	Power of Attorney (Jivraj)
(j)(9)	Power of Attorney (Lynch)
(p)(2)	Code of Ethics for Nuveen (Winslow) dated July 2025
(p)(4)	Code of Ethics for Janus Henderson dated January 2026
(p)(7)	Code of Ethics for American Century dated February 2026
(p)(10)	Code of Ethics for Brown Advisory
(p)(12)	Code of Ethics for CBREIM dated April 2025
(p)(16)	Code of Ethics for Massachusetts Financial Services Company dated January 2026